UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Annual Report
October 31, 2022
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please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1/2/2004	-8.19%	3.98%	6.57%	1.07%
		Excluding sales charges		-5.35	5.16	7.18	1.07
Investor Class Shares[4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-7.98	3.73	6.36	1.36
		Excluding sales charges		-5.62	4.91	6.96	1.36
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/2/2004	-10.09	3.84	6.16	2.11
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-6.30	4.13	6.16	2.11
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	-7.06	4.13	6.17	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		-6.30	4.13	6.17	2.11
Class I Shares	No Sales Charge		5/1/1989	-5.09	5.43	7.45	0.83
Class R1 Shares	No Sales Charge		1/2/2004	-5.23	5.32	7.33	0.93
Class R2 Shares	No Sales Charge		1/2/2004	-5.45	5.06	7.08	1.18
Class R3 Shares	No Sales Charge		4/28/2006	-5.72	4.79	6.80	1.43
Class R6 Shares	No Sales Charge		12/15/2017	-5.04	N/A	5.16	0.73

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	-7.00%	7.21%	10.30%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	-10.03	0.30	0.94
Balanced Composite Index[3]	-7.86	4.82	6.75
Russell Midcap® Value Index[4]	-10.18	6.49	10.42
Morningstar Allocation-50% to 70% Equity Category Average[5]	-14.40	4.25	6.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Fund has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
3.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively.
4.	The Russell Midcap® Value Index has been replaced as the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$981.30	$ 5.29	$1,019.86	$ 5.40	1.06%
Investor Class Shares	$1,000.00	$979.60	$ 6.59	$1,018.55	$ 6.72	1.32%
Class B Shares	$1,000.00	$976.20	$10.31	$1,014.77	$10.51	2.07%
Class C Shares	$1,000.00	$976.20	$10.31	$1,014.77	$10.51	2.07%
Class I Shares	$1,000.00	$982.70	$ 4.05	$1,021.12	$ 4.13	0.81%
Class R1 Shares	$1,000.00	$981.80	$ 4.55	$1,020.62	$ 4.63	0.91%
Class R2 Shares	$1,000.00	$980.80	$ 5.79	$1,019.36	$ 5.90	1.16%
Class R3 Shares	$1,000.00	$979.40	$ 7.03	$1,018.10	$ 7.17	1.41%
Class R6 Shares	$1,000.00	$982.80	$ 3.65	$1,021.53	$ 3.72	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-4.25%, due 6/30/23–8/15/32
2.	iShares Intermediate Government/Credit Bond ETF
3.	Vanguard Intermediate-Term Treasury ETF
4.	JPMorgan Chase & Co.
5.	Pfizer, Inc.
6.	Morgan Stanley
7.	ConocoPhillips
8.	Cisco Systems, Inc.
9.	Elevance Health, Inc.
10.	Alphabet, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Balanced Fund returned −5.09%, outperforming the −7.00% return of the Fund’s primary benchmark, the Russell 1000® Value Index (the "Index"); the −10.03% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark; and the −7.86% return of the Balanced Composite Index, which is an additional benchmark of the Fund. During the reporting period, the Fund also outperformed the −10.18% return of the Russell Midcap® Value Index, which was the Fund's former primary benchmark. For the 12 months ended October 31, 2022, Class I shares of the Fund outperformed the −14.40% return of the Morningstar Allocation –50% to 70% Equity Category Average.1
What factors affected relative performance in the equity portion of the Fund during the reporting period?
The equity portion of the Fund outperformed the Russell 1000® Value Index primarily due to strong security selection in the financials and health care sectors, partially offset by weaker selection in materials. Sector allocation, a result of our bottom-up stock selection process, weighed on relative results. Negative allocation effect was driven by the Fund’s underweight position in energy and overweight exposure to information technology, although this was partially offset by the positive impact of underweight allocation to communication services.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
During the reporting period, the financials, health care and industrials sectors provided the strongest positive contributions to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, the energy sector most notably detracted.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
The individual stocks that made the strongest contributions to the equity portion of the Fund’s absolute performance included oil and natural gas company ConocoPhillips and pharmaceutical company Eli Lilly. Shares of ConocoPhillips rose strongly as the oil and gas sector benefited from higher oil prices driven by a supply/demand imbalance. The company also announced an increase in its planned 2022 return of capital from $5 billion to $15 billion. Eli Lilly shares rose as the company reported notable drug development pipeline achievements, including U.S. Food and Drug Administration approval for Tirzepatide, a type 2 diabetes treatment. In addition, a competitor reported breakthrough trial results for an Alzheimer’s drug, fueling optimism over Eli Lilly’s drug Donanemab, which also targets removing the amyloid beta protein to slow disease progression. Both positions were still held at the end of the reporting period.
The holdings that detracted most significantly from absolute performance were U.S.-based social technology company Meta Platforms and Google’s parent company Alphabet. Meta Platforms' shares fell after management released disappointing quarterly results, as slowing growth in the e-commerce market weighed on Meta Platforms' advertising revenues. More recently, investors grew increasingly concerned about the company’s plans for continued high capital investments in the Metaverse. Shares of Alphabet declined due to concerns over lower ad spending, along with a sell-off in the broader information technology sector on recession fears. Toward the end of the reporting period, the company reported weaker-than-expected third-quarter revenue, reinforcing these concerns. The Fund continues to hold a position in Alphabet, but exited its position in Meta Platforms.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
During the reporting period, the Fund initiated positions in oil & gas exploration & production company Coterra Energy and semiconductor company Qualcomm. We favor Coterra’s 50/50 balance of oil and gas businesses given the more defensive profile it provides, even in more challenged markets. The company was created from the 2021 strategic merger between Cabot Oil & Gas and Cimarex Energy; these two companies have good cost structures, strong balance sheets and an attractive reserves life. In terms of valuation, the company’s stock trades cheaper than its peers, and its stated dividend policy makes the capital return profile attractive. The Fund purchased Qualcomm shares after the stock traded down on concerns over industry-wide supply-chain issues and a broader reevaluation of the technology sector. However, we believe Qualcomm is well positioned to benefit from a slower-than-expected shakeout of Apple’s attempt to insource chip production, significant modem share gain in the latest Samsung phones, and rapid growth brought by the company’s diversification into the automobile space.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

During the same period, the Fund eliminated its holding of Bank of America, a U.S.-based financial services company, and trimmed its position in UnitedHealth Group, a U.S.-based insurance company, in favor of more compelling risk-reward profiles elsewhere.
How did sector weightings change in the equity portion of the Fund during the reporting period?
The equity portion of the Fund’s largest increases in sector exposures relative to the Russell 1000® Value Index were to consumer staples, real estate and consumer discretionary, while the most significant reductions in sector exposure were to materials, financials and information technology.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of October 31, 2022, the equity portion of the Fund held its largest overweight exposures relative to the Russell 1000® Value Index in the information technology, health care and consumer discretionary sectors. As of the same date, the equity portion of the Fund’s most significantly underweight exposures were in communication services, materials and consumer staples.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index (the "Bloomberg Index"), the Fund held overweight positions in asset-backed securities (“ABS”) and commercial-mortgage-backed securities (“CBMS”) throughout the reporting period. The Fund began the reporting period with overweight positions in the corporate and U.S. government agency sectors, but reduced the allocation to these sectors during the second half of the reporting period. To facilitate the reduction in corporate and U.S. government agency allocations, the Fund added to its U.S. Treasury allocation. Option-adjusted spreads2 on the Bloomberg Index widened 24 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the worst-performing sector, followed by overweight positions in ABS and U.S. government agencies. Overweight exposure to the CMBS sector also detracted from performance. Within the credit sector, underweight exposure to the non-corporate subcomponent was accretive to relative performance.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the Fund’s use of derivatives was limited to interest-rate derivatives utilized to keep the duration3 of the fixed-income portion of the Fund in line with our target duration. The interest-rate derivatives had a slightly negative impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration shorter than that of the Bloomberg U.S. Intermediate Government/Credit Bond Index in the front end (0-2 years) of the yield curve,4 and a duration longer than the Index in the 10-year part of the curve. This curve positioning helped to gradually increase performance as U.S. Federal Reserve officials tightened monetary policy at the fastest pace since 2000 in order to reign in out-of-control inflation. As of October 31, 2022, the Fund’s duration was 3.89 years, compared to a duration of 3.86 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the industrials and financials subsectors, detracting from relative performance. Among industrials, performance in the automotive, health care and food & beverage subsectors were particularly weak, most notably bonds issued by General Motors Financial Company, Fresenius Medical Care and Conagra Brands. Among financials, overweight exposure to the finance company subsector had the most negative impact on relative performance, particularly holdings in AerCap Ireland Capital, Aircastle and Aviation Capital Group. Within securitized products, ABS was the worst-performing sector. Within the floating-rate subcomponent of the ABS sector,
2.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay Balanced Fund

collateralized loan obligations (“CLOs”) rated AAA and AA detracted from relative performance.5 Within the fixed-rate subcomponent of the ABS sector, equipment and specialty finance securities detracted the most. Within the CMBS sector, overweight exposure to the non-agency subcomponent detracted from performance. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors was slightly accretive to relative performance.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from HSBC Holdings, Citigroup, Apple, The Goldman Sachs Group and Virginia Electric and Power Company. The largest reductions during the reporting period included positions in Highwoods Realty, Bank of America, FirstEnergy Transmission, Brighthouse Financial Global Funding and Anglo American Capital.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund reduced corporate credit exposure, particularly in the industrial subcomponent, during the second quarter of 2022. We anticipated the significant increase in rate volatility arising from the Federal Reserve’s removal of accommodation would likely continue into the foreseeable future. Anticipating that this environment would probably put upward pressure on credit spreads, we reduced the Fund’s allocation to the asset class to improve portfolio flexibility amid uncertainty. At the same time, we also reduced the Fund’s U.S. government agency exposure. Within the ABS sector, we reduced the Fund’s allocation to AAA and AA CLOs in the first quarter of 2022, due to their relative outperformance versus other fixed-income asset classes. Throughout the reporting period, we reduced the Fund’s allocation to corporate credit and ABS, and increased the Fund’s allocation to U.S. Treasuries.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the fixed-income portion of the Fund held its most significantly overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in CMBS and U.S. Treasuries. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 30.6%
Asset-Backed Securities 1.1%
Other Asset-Backed Securities 1.1%
AIG CLO LLC
Series 2020-1A, Class AR
5.239% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 500,000	$ 479,798
Apidos CLO XXX
Series XXXA, Class A2
5.794% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	600,000	564,347
ARES L CLO Ltd.
Series 2018-50A, Class AR
5.129% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	500,000	484,292
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
5.643% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	600,000	557,879
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
5.479% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	1,100,000	1,033,152
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
5.793% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	250,000	236,998
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
5.548% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	400,000	388,280
STORE Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	306,692	251,981
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
4.134% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	507,000	497,381
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	850,000	745,240
Total Asset-Backed Securities (Cost $5,605,894)		5,239,348
	Principal Amount	Value
Corporate Bonds 8.5%
Aerospace & Defense 0.1%
Boeing Co. (The)
3.10%, due 5/1/26	$ 145,000	$ 130,930
3.25%, due 2/1/28	200,000	173,293
		304,223
Auto Manufacturers 0.1%
General Motors Financial Co., Inc.
6.05%, due 10/10/25	595,000	589,955
Banks 3.6%
Banco Santander SA
5.294%, due 8/18/27	400,000	368,880
Bank of America Corp. (c)
1.922%, due 10/24/31	153,000	112,265
2.087%, due 6/14/29	865,000	699,964
5.015%, due 7/22/33	405,000	371,410
Citigroup, Inc. (c)
2.014%, due 1/25/26	875,000	799,389
2.666%, due 1/29/31	225,000	178,940
5.61%, due 9/29/26	1,050,000	1,036,088
Citizens Bank NA
6.064%, due 10/24/25 (c)	380,000	382,707
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(b)	670,000	619,729
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	300,000	301,232
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (c)	600,000	518,594
5.70%, due 11/1/24	850,000	850,057
HSBC Holdings plc (c)
7.336%, due 11/3/26	655,000	656,813
7.39%, due 11/3/28	470,000	470,401
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	1,010,000	868,653
2.963%, due 1/25/33	365,000	285,152
4.565%, due 6/14/30	500,000	457,981
4.912%, due 7/25/33	180,000	163,785
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	650,000	630,314
Mizuho Financial Group, Inc.
5.414% (1 Year Treasury Constant Maturity Rate + 2.05%), due 9/13/28 (b)	360,000	347,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley (c)
4.679%, due 7/17/26	$ 1,314,000	$ 1,273,893
5.297%, due 4/20/37	365,000	323,690
6.296%, due 10/18/28	320,000	322,878
6.342%, due 10/18/33	95,000	96,332
Nordea Bank Abp
5.375%, due 9/22/27 (a)	675,000	650,425
PNC Financial Services Group, Inc. (The)
6.037%, due 10/28/33 (c)	375,000	376,807
Royal Bank of Canada
5.66%, due 10/25/24	605,000	606,117
Santander Holdings USA, Inc.
5.807%, due 9/9/26 (c)	300,000	290,543
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	325,000	266,204
Standard Chartered plc (a)(b)
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25	300,000	278,887
2.608% (1 Year Treasury Constant Maturity Rate + 1.18%), due 1/12/28	275,000	227,073
State Street Corp.
4.164%, due 8/4/33 (c)	195,000	172,650
Swedbank AB
5.337%, due 9/20/27 (a)	610,000	580,506
U.S. Bancorp
5.85%, due 10/21/33 (c)	335,000	333,870
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	375,000	313,584
Wells Fargo & Co.
4.54%, due 8/15/26 (c)	590,000	567,566
		16,800,483
Biotechnology 0.1%
Amgen, Inc.
4.05%, due 8/18/29	590,000	544,623
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	400,000	341,368
	Principal Amount	Value

Commercial Services (continued)
PayPal Holdings, Inc.
3.90%, due 6/1/27	$ 340,000	$ 322,983
		664,351
Computers 0.2%
Apple, Inc.
1.65%, due 5/11/30	391,000	312,793
1.70%, due 8/5/31	595,000	461,438
		774,231
Cosmetics & Personal Care 0.1%
Unilever Capital Corp.
1.75%, due 8/12/31	265,000	201,848
Diversified Financial Services 1.1%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	550,000	444,329
Air Lease Corp.
0.70%, due 2/15/24	1,425,000	1,330,786
Aircastle Ltd.
2.85%, due 1/26/28 (a)	291,000	219,626
Antares Holdings LP
3.95%, due 7/15/26 (a)	750,000	638,215
Blackstone Holdings Finance Co. LLC (a)
1.625%, due 8/5/28	285,000	228,769
5.90%, due 11/3/27	605,000	603,760
Capital One Financial Corp.
4.985%, due 7/24/26 (c)	610,000	586,097
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	720,000	681,725
Thirax 1 LLC
0.968%, due 1/14/33	302,016	245,582
		4,978,889
Electric 0.8%
AEP Texas, Inc.
4.70%, due 5/15/32	160,000	145,643
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	160,000	142,921
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	277,388
Duke Energy Carolinas LLC
2.85%, due 3/15/32	410,000	335,048
Duke Energy Corp.
4.30%, due 3/15/28	300,000	281,991
4.50%, due 8/15/32	140,000	126,189
Enel Finance America LLC
7.10%, due 10/14/27 (a)	420,000	418,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Entergy Arkansas LLC
3.70%, due 6/1/24	$ 665,000	$ 653,295
Pacific Gas and Electric Co.
5.45%, due 6/15/27	400,000	377,168
Southern Co. (The)
5.15%, due 10/6/25	220,000	218,992
5.70%, due 10/15/32	100,000	98,885
Virginia Electric and Power Co.
Series B
3.75%, due 5/15/27	750,000	703,426
		3,779,718
Entertainment 0.0% ‡
Warnermedia Holdings, Inc.
4.054%, due 3/15/29 (a)	224,000	190,321
Environmental Control 0.1%
Waste Management, Inc.
4.15%, due 4/15/32	410,000	377,009
Food 0.1%
Nestle Holdings, Inc.
4.25%, due 10/1/29 (a)	440,000	421,155
Gas 0.1%
CenterPoint Energy Resources Corp.
4.40%, due 7/1/32	415,000	382,137
Healthcare-Services 0.0% ‡
HCA, Inc.
3.625%, due 3/15/32 (a)	230,000	186,481
Insurance 0.1%
Corebridge Financial, Inc.
3.85%, due 4/5/29 (a)	325,000	283,919
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	425,000	361,035
		644,954
Internet 0.1%
Amazon.com, Inc.
3.60%, due 4/13/32	370,000	331,278
Meta Platforms, Inc.
3.85%, due 8/15/32 (a)	290,000	246,745
		578,023
	Principal Amount	Value

Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	$ 420,000	$ 416,330
Prospect Capital Corp.
3.437%, due 10/15/28	292,000	212,900
		629,230
Media 0.0% ‡
Charter Communications Operating LLC
2.25%, due 1/15/29	130,000	102,588
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29 (a)	535,000	451,925
Pharmaceuticals 0.0% ‡
AbbVie, Inc.
4.25%, due 11/14/28	80,000	75,306
Merck & Co., Inc.
2.15%, due 12/10/31	150,000	119,070
		194,376
Pipelines 0.2%
MPLX LP
4.95%, due 9/1/32	178,000	161,084
ONEOK, Inc.
5.85%, due 1/15/26	580,000	576,773
		737,857
Real Estate Investment Trusts 0.2%
CubeSmart LP
2.25%, due 12/15/28	340,000	272,837
Realty Income Corp.
3.95%, due 8/15/27	504,000	467,696
Simon Property Group LP
1.75%, due 2/1/28	425,000	347,879
		1,088,412
Retail 0.2%
Home Depot, Inc. (The)
3.25%, due 4/15/32	340,000	293,400
Lowe's Cos., Inc.
5.00%, due 4/15/33	205,000	193,425
Walmart, Inc.
5.25%, due 9/1/35	305,000	310,820
		797,645
Semiconductors 0.3%
NVIDIA Corp.
1.55%, due 6/15/28	147,000	121,396

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
NXP BV
4.30%, due 6/18/29	$ 255,000	$ 229,461
QUALCOMM, Inc.
2.15%, due 5/20/30	490,000	401,561
Texas Instruments, Inc.
3.65%, due 8/16/32	590,000	527,492
		1,279,910
Software 0.1%
Microsoft Corp.
2.525%, due 6/1/50	220,000	138,012
Oracle Corp.
2.30%, due 3/25/28	215,000	179,851
2.875%, due 3/25/31	115,000	90,633
		408,496
Telecommunications 0.5%
AT&T, Inc.
4.35%, due 3/1/29	955,000	887,671
T-Mobile US, Inc.
2.625%, due 2/15/29	205,000	169,460
3.50%, due 4/15/31	415,000	348,935
Verizon Communications, Inc.
2.10%, due 3/22/28	340,000	285,730
3.376%, due 2/15/25	8,000	7,722
4.016%, due 12/3/29	881,000	794,041
		2,493,559
Transportation 0.1%
FedEx Corp.
2.40%, due 5/15/31	210,000	163,111
Union Pacific Corp.
4.50%, due 1/20/33	200,000	188,580
		351,691
Total Corporate Bonds (Cost $43,130,418)		39,954,090
Mortgage-Backed Security 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	822,081
Total Mortgage-Backed Security (Cost $1,028,350)		822,081
	Principal Amount	Value
U.S. Government & Federal Agencies 20.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
FFCB
2.03%, due 1/21/28	$ 1,200,000	$ 1,070,521
4.37%, due 5/17/32	450,000	412,470
FHLB
4.00%, due 5/26/27	1,325,000	1,265,344
		2,748,335
United States Treasury Bonds 0.0% ‡
U.S. Treasury Bonds
3.00%, due 8/15/52	300,000	240,235
United States Treasury Notes 20.2%
U.S. Treasury Notes
0.125%, due 10/15/23	800,000	766,188
2.625%, due 6/30/23	6,800,000	6,719,781
2.75%, due 8/15/32	9,455,000	8,460,748
3.875%, due 9/30/29	13,970,000	13,721,159
4.125%, due 9/30/27	15,980,000	15,892,609
4.25%, due 9/30/24	27,685,000	27,544,412
4.25%, due 10/15/25	21,710,000	21,594,666
		94,699,563
Total U.S. Government & Federal Agencies (Cost $99,477,010)		97,688,133
Total Long-Term Bonds (Cost $149,241,672)		143,703,652

	Shares
Common Stocks 58.5%
Aerospace & Defense 2.8%
General Dynamics Corp.	15,081	3,767,234
L3Harris Technologies, Inc.	18,846	4,644,974
Raytheon Technologies Corp.	50,815	4,818,278
		13,230,486
Auto Components 0.7%
Gentex Corp.	127,652	3,381,502
Banks 4.2%
JPMorgan Chase & Co.	70,070	8,820,412
M&T Bank Corp.	26,268	4,422,743
PNC Financial Services Group, Inc. (The)	21,237	3,436,784
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Banks (continued)
Truist Financial Corp.	69,469	$ 3,111,516
		19,791,455
Beverages 0.8%
Keurig Dr Pepper, Inc.	91,110	3,538,712
Building Products 1.6%
Fortune Brands Home & Security, Inc.	45,812	2,763,380
Johnson Controls International plc	81,032	4,686,891
		7,450,271
Capital Markets 4.1%
Ares Management Corp.	55,696	4,223,428
Blackstone, Inc.	32,520	2,963,873
LPL Financial Holdings, Inc.	11,051	2,825,188
Morgan Stanley	70,351	5,780,741
Raymond James Financial, Inc.	29,313	3,463,038
		19,256,268
Chemicals 0.6%
Axalta Coating Systems Ltd. (d)	120,576	2,811,832
Communications Equipment 2.2%
Cisco Systems, Inc.	149,371	6,785,924
F5, Inc. (d)	25,824	3,690,508
		10,476,432
Containers & Packaging 0.6%
Sealed Air Corp.	60,392	2,875,867
Diversified Consumer Services 0.6%
H&R Block, Inc.	71,955	2,960,948
Electric Utilities 1.6%
Duke Energy Corp.	39,190	3,651,724
Exelon Corp.	92,515	3,570,154
		7,221,878
Electrical Equipment 0.8%
Emerson Electric Co.	40,147	3,476,730
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	136,864	4,402,915
Entertainment 1.0%
Electronic Arts, Inc.	35,374	4,455,709
	Shares	Value

Equity Real Estate Investment Trusts 2.3%
Gaming and Leisure Properties, Inc.	83,391	$ 4,179,557
Host Hotels & Resorts, Inc.	174,375	3,292,200
Welltower, Inc.	53,787	3,283,158
		10,754,915
Food Products 1.8%
Archer-Daniels-Midland Co.	45,395	4,402,407
Mondelez International, Inc., Class A	67,818	4,169,451
		8,571,858
Gas Utilities 0.7%
Atmos Energy Corp.	31,495	3,355,792
Health Care Equipment & Supplies 2.7%
Becton Dickinson and Co.	16,417	3,873,919
Boston Scientific Corp. (d)	95,281	4,107,564
Medtronic plc	51,637	4,509,976
		12,491,459
Health Care Providers & Services 3.1%
Centene Corp. (d)	50,879	4,331,329
Elevance Health, Inc.	10,655	5,825,834
UnitedHealth Group, Inc.	8,223	4,564,999
		14,722,162
Household Durables 0.6%
Lennar Corp., Class A	35,895	2,896,727
Insurance 2.8%
Chubb Ltd.	23,298	5,006,507
MetLife, Inc.	74,823	5,477,792
Progressive Corp. (The)	21,877	2,809,007
		13,293,306
Interactive Media & Services 1.2%
Alphabet, Inc., Class C (d)	60,853	5,760,345
IT Services 1.4%
Amdocs Ltd.	39,436	3,403,721
Global Payments, Inc.	28,810	3,291,831
		6,695,552
Machinery 0.8%
Middleby Corp. (The) (d)	27,138	3,795,521
Media 0.6%
Omnicom Group, Inc.	38,806	2,823,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Multi-Utilities 0.9%
Sempra Energy	26,600	$ 4,015,004
Oil, Gas & Consumable Fuels 4.5%
ConocoPhillips	57,357	7,232,144
Coterra Energy, Inc.	150,011	4,669,842
EOG Resources, Inc.	36,509	4,984,209
Phillips 66	41,497	4,327,722
		21,213,917
Personal Products 0.7%
Unilever plc, Sponsored ADR (e)	75,561	3,438,781
Pharmaceuticals 5.4%
AstraZeneca plc, Sponsored ADR	57,411	3,376,341
Eli Lilly and Co.	14,605	5,288,324
Merck & Co., Inc.	55,681	5,634,917
Pfizer, Inc.	173,229	8,063,809
Roche Holding AG	8,780	2,915,853
		25,279,244
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (d)	44,318	3,143,919
Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc.	61,169	2,937,947
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	36,060	5,142,877
Micron Technology, Inc.	56,664	3,065,523
QUALCOMM, Inc.	33,853	3,983,144
		12,191,544
Specialty Retail 2.5%
Home Depot, Inc. (The)	17,362	5,141,409
TJX Cos., Inc. (The)	50,890	3,669,169
Victoria's Secret & Co. (d)	74,422	2,798,267
		11,608,845
Total Common Stocks (Cost $246,840,946)		274,320,980
	Shares	Value
Exchange-Traded Funds 8.2%
iShares Intermediate Government/Credit Bond ETF (e)	214,445	$ 21,699,689
Vanguard Intermediate-Term Treasury ETF	290,925	16,812,556
Total Exchange-Traded Funds (Cost $39,128,082)		38,512,245
Short-Term Investments 2.6%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 2.905% (f)	10,984,933	10,984,933
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 3.163% (f)(g)	1,314,407	1,314,407
Total Short-Term Investments (Cost $12,299,340)		12,299,340
Total Investments (Cost $447,510,040)	99.9%	468,836,217
Other Assets, Less Liabilities	0.1	276,220
Net Assets	100.0%	$ 469,112,437

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(d)	Non-income producing security.
(e)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $1,278,530. The Fund received cash collateral with a value of $1,314,407. (See Note 2(H))
(f)	Current yield as of October 31, 2022.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 3,803	$ 103,142	$ (95,960)	$ —	$ —	$ 10,985	$ 43	$ —	10,985
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	7	December 2022	$ 1,433,306	$ 1,430,680	$ (2,626)
U.S. Treasury 5 Year Notes	75	December 2022	8,245,729	7,994,531	(251,198)
U.S. Treasury 10 Year Notes	41	December 2022	4,565,697	4,534,344	(31,353)
U.S. Treasury Ultra Bonds	2	December 2022	257,790	255,312	(2,478)
Total Long Contracts					(287,655)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(32)	December 2022	(3,713,618)	(3,711,500)	2,118
U.S. Treasury Long Bonds	(6)	December 2022	(776,895)	(723,000)	53,895
Total Short Contracts					56,013
Net Unrealized Depreciation					$ (231,642)

1.	As of October 31, 2022, cash in the amount of $142,830 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 5,239,348	$ —	$ 5,239,348
Corporate Bonds	—	39,954,090	—	39,954,090
Mortgage-Backed Security	—	822,081	—	822,081
U.S. Government & Federal Agencies	—	97,688,133	—	97,688,133
Total Long-Term Bonds	—	143,703,652	—	143,703,652
Common Stocks	274,320,980	—	—	274,320,980
Exchange-Traded Funds	38,512,245	—	—	38,512,245
Short-Term Investments
Affiliated Investment Company	10,984,933	—	—	10,984,933
Unaffiliated Investment Company	1,314,407	—	—	1,314,407
Total Short-Term Investments	12,299,340	—	—	12,299,340
Total Investments in Securities	325,132,565	143,703,652	—	468,836,217
Other Financial Instruments
Futures Contracts (b)	56,013	—	—	56,013
Total Investments in Securities and Other Financial Instruments	$ 325,188,578	$ 143,703,652	$ —	$ 468,892,230
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (287,655)	$ —	$ —	$ (287,655)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $436,525,107) including securities on loan of $1,278,530	$457,851,284
Investment in affiliated investment companies, at value (identified cost $10,984,933)	10,984,933
Cash	3,555,003
Cash collateral on deposit at broker for futures contracts	142,830
Receivables:
Investment securities sold	2,470,807
Dividends and interest	927,450
Fund shares sold	319,132
Securities lending	2,784
Other assets	52,571
Total assets	476,306,794
Liabilities
Cash collateral received for securities on loan	1,314,407
Payables:
Investment securities purchased	5,078,427
Manager (See Note 3)	251,181
Fund shares redeemed	222,526
Transfer agent (See Note 3)	109,531
NYLIFE Distributors (See Note 3)	99,697
Shareholder communication	46,491
Variation margin on futures contracts	41,362
Professional fees	12,630
Custodian	11,754
Accrued expenses	6,351
Total liabilities	7,194,357
Net assets	$469,112,437
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 16,636
Additional paid-in-capital	449,183,296
449,199,932
Total distributable earnings (loss)	19,912,505
Net assets	$469,112,437
Class A
Net assets applicable to outstanding shares	$345,376,498
Shares of beneficial interest outstanding	12,244,631
Net asset value per share outstanding	$ 28.21
Maximum sales charge (3.00% of offering price)	0.87
Maximum offering price per share outstanding	$ 29.08
Investor Class
Net assets applicable to outstanding shares	$ 40,341,312
Shares of beneficial interest outstanding	1,430,337
Net asset value per share outstanding	$ 28.20
Maximum sales charge (2.50% of offering price)	0.72
Maximum offering price per share outstanding	$ 28.92
Class B
Net assets applicable to outstanding shares	$ 5,798,044
Shares of beneficial interest outstanding	208,485
Net asset value and offering price per share outstanding	$ 27.81
Class C
Net assets applicable to outstanding shares	$ 17,020,350
Shares of beneficial interest outstanding	612,263
Net asset value and offering price per share outstanding	$ 27.80
Class I
Net assets applicable to outstanding shares	$ 57,771,525
Shares of beneficial interest outstanding	2,040,864
Net asset value and offering price per share outstanding	$ 28.31
Class R1
Net assets applicable to outstanding shares	$ 176,315
Shares of beneficial interest outstanding	6,240
Net asset value and offering price per share outstanding	$ 28.26
Class R2
Net assets applicable to outstanding shares	$ 650,782
Shares of beneficial interest outstanding	23,027
Net asset value and offering price per share outstanding	$ 28.26
Class R3
Net assets applicable to outstanding shares	$ 1,924,655
Shares of beneficial interest outstanding	68,437
Net asset value and offering price per share outstanding	$ 28.12
Class R6
Net assets applicable to outstanding shares	$ 52,956
Shares of beneficial interest outstanding	1,868
Net asset value and offering price per share outstanding	$ 28.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,177)	$ 7,191,645
Interest	3,772,278
Dividends-affiliated	43,177
Securities lending, net	14,558
Total income	11,021,658
Expenses
Manager (See Note 3)	3,144,803
Distribution/Service—Class A (See Note 3)	873,343
Distribution/Service—Investor Class (See Note 3)	107,426
Distribution/Service—Class B (See Note 3)	76,108
Distribution/Service—Class C (See Note 3)	208,625
Distribution/Service—Class R2 (See Note 3)	1,942
Distribution/Service—Class R3 (See Note 3)	10,169
Transfer agent (See Note 3)	623,658
Registration	119,613
Professional fees	91,604
Shareholder communication	54,828
Custodian	47,684
Trustees	9,585
Shareholder service (See Note 3)	2,929
Miscellaneous	28,421
Total expenses before waiver/reimbursement	5,400,738
Expense waiver/reimbursement from Manager (See Note 3)	(12,455)
Net expenses	5,388,283
Net investment income (loss)	5,633,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,194,212)
Futures transactions	35,246
Foreign currency transactions	1,452
Net realized gain (loss)	(1,157,514)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(31,784,110)
Futures contracts	(111,730)
Translation of other assets and liabilities in foreign currencies	(1,478)
Net change in unrealized appreciation (depreciation)	(31,897,318)
Net realized and unrealized gain (loss)	(33,054,832)
Net increase (decrease) in net assets resulting from operations	$(27,421,457)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,633,375	$ 3,863,884
Net realized gain (loss)	(1,157,514)	110,195,771
Net change in unrealized appreciation (depreciation)	(31,897,318)	13,015,252
Net increase (decrease) in net assets resulting from operations	(27,421,457)	127,074,907
Distributions to shareholders:
Class A	(68,171,865)	(5,189,504)
Investor Class	(9,028,686)	(785,979)
Class B	(1,805,691)	(135,897)
Class C	(4,789,167)	(390,180)
Class I	(12,813,121)	(2,749,887)
Class R1	(22,059)	(1,742)
Class R2	(194,564)	(32,212)
Class R3	(443,499)	(35,197)
Class R6	(12,112)	(1,167)
Total distributions to shareholders	(97,280,764)	(9,321,765)
Capital share transactions:
Net proceeds from sales of shares	85,070,719	70,944,777
Net asset value of shares issued to shareholders in reinvestment of distributions	95,556,872	9,150,987
Cost of shares redeemed	(88,508,384)	(193,633,246)
Increase (decrease) in net assets derived from capital share transactions	92,119,207	(113,537,482)
Net increase (decrease) in net assets	(32,583,014)	4,215,660
Net Assets
Beginning of year	501,695,451	497,479,791
End of year	$469,112,437	$ 501,695,451
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.09	$ 29.72	$ 30.98	$ 31.49	$ 33.63
Net investment income (loss) (a)	0.36	0.27	0.36	0.44	0.44
Net realized and unrealized gain (loss)	(2.03)	7.70	(0.54)	1.58	(0.23)
Total from investment operations	(1.67)	7.97	(0.18)	2.02	0.21
Less distributions:
From net investment income	(0.33)	(0.28)	(0.41)	(0.46)	(0.48)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.21)	(0.60)	(1.08)	(2.53)	(2.35)
Net asset value at end of year	$ 28.21	$ 37.09	$ 29.72	$ 30.98	$ 31.49
Total investment return (b)	(5.35)%	27.03%	(0.53)%	7.07%	0.48%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	0.78%	1.21%	1.47%	1.35%
Net expenses (d)	1.06%	1.08%	1.13%	1.12%	1.10%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 345,376	$ 343,224	$ 252,574	$ 279,636	$ 265,314

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.10	$ 29.75	$ 31.01	$ 31.51	$ 33.65
Net investment income (loss) (a)	0.28	0.19	0.29	0.38	0.38
Net realized and unrealized gain (loss)	(2.03)	7.69	(0.55)	1.58	(0.23)
Total from investment operations	(1.75)	7.88	(0.26)	1.96	0.15
Less distributions:
From net investment income	(0.27)	(0.21)	(0.33)	(0.39)	(0.42)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.15)	(0.53)	(1.00)	(2.46)	(2.29)
Net asset value at end of year	$ 28.20	$ 37.10	$ 29.75	$ 31.01	$ 31.51
Total investment return (b)	(5.62)%	26.68%	(0.75)%	6.79%	0.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	0.54%	0.97%	1.26%	1.18%
Net expenses (c)	1.32%	1.35%	1.38%	1.33%	1.28%
Expenses (before waiver/reimbursement) (c)	1.34%	1.37%	1.40%	1.35%	1.30%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000's)	$ 40,341	$ 46,706	$ 47,358	$ 53,006	$ 51,128

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.72	$ 29.56	$ 30.82	$ 31.35	$ 33.48
Net investment income (loss) (a)	0.05	(0.07)	0.07	0.16	0.14
Net realized and unrealized gain (loss)	(1.99)	7.63	(0.54)	1.54	(0.23)
Total from investment operations	(1.94)	7.56	(0.47)	1.70	(0.09)
Less distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.16)	(0.17)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(6.97)	(0.40)	(0.79)	(2.23)	(2.04)
Net asset value at end of year	$ 27.81	$ 36.72	$ 29.56	$ 30.82	$ 31.35
Total investment return (b)	(6.30)%	25.74%	(1.51)%	6.00%	(0.45)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	(0.21)%	0.23%	0.54%	0.43%
Net expenses (d)	2.07%	2.10%	2.13%	2.08%	2.03%
Expenses (before waiver/reimbursement) (d)	2.09%	2.12%	2.15%	2.10%	2.05%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 5,798	$ 9,645	$ 10,671	$ 15,049	$ 18,795

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.71	$ 29.55	$ 30.81	$ 31.33	$ 33.46
Net investment income (loss) (a)	0.06	(0.07)	0.07	0.18	0.14
Net realized and unrealized gain (loss)	(2.00)	7.63	(0.54)	1.53	(0.23)
Total from investment operations	(1.94)	7.56	(0.47)	1.71	(0.09)
Less distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.16)	(0.17)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(6.97)	(0.40)	(0.79)	(2.23)	(2.04)
Net asset value at end of year	$ 27.80	$ 36.71	$ 29.55	$ 30.81	$ 31.33
Total investment return (b)	(6.30)%	25.75%	(1.51)%	6.03%	(0.45)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	(0.20)%	0.23%	0.59%	0.43%
Net expenses (d)	2.07%	2.10%	2.13%	2.08%	2.03%
Expenses (before waiver/reimbursement) (d)	2.09%	2.12%	2.15%	2.10%	2.05%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 17,020	$ 26,050	$ 30,769	$ 45,437	$ 76,233

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.19	$ 29.80	$ 31.06	$ 31.56	$ 33.71
Net investment income (loss) (a)	0.44	0.37	0.44	0.53	0.52
Net realized and unrealized gain (loss)	(2.03)	7.70	(0.55)	1.57	(0.24)
Total from investment operations	(1.59)	8.07	(0.11)	2.10	0.28
Less distributions:
From net investment income	(0.41)	(0.36)	(0.48)	(0.53)	(0.56)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.29)	(0.68)	(1.15)	(2.60)	(2.43)
Net asset value at end of year	$ 28.31	$ 37.19	$ 29.80	$ 31.06	$ 31.56
Total investment return (b)	(5.09)%	27.32%	(0.27)%	7.32%	0.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.08%	1.47%	1.75%	1.61%
Net expenses (c)	0.81%	0.84%	0.88%	0.87%	0.85%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 57,772	$ 72,481	$ 152,036	$ 177,076	$ 217,380

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.14	$ 29.76	$ 31.02	$ 31.52	$ 33.66
Net investment income (loss) (a)	0.41	0.33	0.49	0.50	0.49
Net realized and unrealized gain (loss)	(2.03)	7.70	(0.63)	1.57	(0.24)
Total from investment operations	(1.62)	8.03	(0.14)	2.07	0.25
Less distributions:
From net investment income	(0.38)	(0.33)	(0.45)	(0.50)	(0.52)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.26)	(0.65)	(1.12)	(2.57)	(2.39)
Net asset value at end of year	$ 28.26	$ 37.14	$ 29.76	$ 31.02	$ 31.52
Total investment return (b)	(5.23)%	27.20%	(0.38)%	7.22%	0.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.93%	1.60%	1.67%	1.50%
Net expenses (c)	0.91%	0.94%	0.98%	0.97%	0.95%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 176	$ 110	$ 78	$ 1,286	$ 1,805

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.13	$ 29.77	$ 31.02	$ 31.53	$ 33.67
Net investment income (loss) (a)	0.33	0.24	0.34	0.42	0.41
Net realized and unrealized gain (loss)	(2.02)	7.69	(0.55)	1.56	(0.24)
Total from investment operations	(1.69)	7.93	(0.21)	1.98	0.17
Less distributions:
From net investment income	(0.30)	(0.25)	(0.37)	(0.42)	(0.44)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.18)	(0.57)	(1.04)	(2.49)	(2.31)
Net asset value at end of year	$ 28.26	$ 37.13	$ 29.77	$ 31.02	$ 31.53
Total investment return (b)	(5.45)%	26.89%	(0.60)%	6.95%	0.37%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.69%	1.14%	1.40%	1.26%
Net expenses (d)	1.16%	1.19%	1.23%	1.22%	1.20%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 651	$ 1,128	$ 1,693	$ 2,882	$ 3,496

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.03	$ 29.70	$ 30.95	$ 31.45	$ 33.59
Net investment income (loss) (a)	0.26	0.16	0.26	0.35	0.33
Net realized and unrealized gain (loss)	(2.04)	7.68	(0.55)	1.56	(0.24)
Total from investment operations	(1.78)	7.84	(0.29)	1.91	0.09
Less distributions:
From net investment income	(0.25)	(0.19)	(0.29)	(0.34)	(0.36)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(7.13)	(0.51)	(0.96)	(2.41)	(2.23)
Net asset value at end of year	$ 28.12	$ 37.03	$ 29.70	$ 30.95	$ 31.45
Total investment return (b)	(5.72)%	26.59%	(0.88)%	6.68%	0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	0.45%	0.86%	1.15%	1.00%
Net expenses (c)	1.41%	1.44%	1.48%	1.47%	1.45%
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of year (in 000’s)	$ 1,925	$ 2,290	$ 2,252	$ 3,048	$ 3,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,				December 15, 2017^ through October 31, 2018
Class R6	2022	2021	2020	2019
Net asset value at beginning of period	$ 37.23	$ 29.83	$ 31.06	$ 31.57	$ 32.52
Net investment income (loss) (a)	0.46	0.39	0.61	0.53	0.48
Net realized and unrealized gain (loss)	(2.03)	7.73	(0.69)	1.59	(0.95)
Total from investment operations	(1.57)	8.12	(0.08)	2.12	(0.47)
Less distributions:
From net investment income	(0.43)	(0.40)	(0.48)	(0.56)	(0.48)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	—
Total distributions	(7.31)	(0.72)	(1.15)	(2.63)	(0.48)
Net asset value at end of period	$ 28.35	$ 37.23	$ 29.83	$ 31.06	$ 31.57
Total investment return (b)	(5.04)%	27.45%	(0.17)%	7.40%	(1.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.12%	1.94%	1.75%	1.65%††
Net expenses (c)	0.73%	0.74%	0.78%	0.77%	0.76%††
Portfolio turnover rate	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 53	$ 61	$ 49	$ 14,697	$ 48

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	December 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate;

28	MainStay Balanced Fund

identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or
29

Notes to Financial Statements (continued)
otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in

30	MainStay Balanced Fund

accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be
31

Notes to Financial Statements (continued)
invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

32	MainStay Balanced Fund

(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$56,013	$56,013
Total Fair Value	$56,013	$56,013

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(287,655)	$(287,655)
Total Fair Value	$(287,655)	$(287,655)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$35,246	$35,246
Total Net Realized Gain (Loss)	$35,246	$35,246

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(111,730)	$(111,730)
Total Net Change in Unrealized Appreciation (Depreciation)	$(111,730)	$(111,730)

Average Notional Amount	Total
Futures Contracts Long	$12,701,605
Futures Contracts Short	$ (9,515,177)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay Shields") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2022, the effective management fee rate was 0.65% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $3,144,803 and waived fees and/or reimbursed expenses, including the voluntary
33

Notes to Financial Statements (continued)
waiver/reimbursement of certain class specific expenses in the amount of $12,455 and paid Wellington and NYL Investors $831,060 and $488,134, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 118
Class R2	777
Class R3	2,034
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $31,837 and $4,003, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, of $16,347, $8, $971 and $1,340, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$306,371	$ —
Investor Class	157,596	(7,290)
Class B	28,026	(1,402)
Class C	76,742	(3,763)
Class I	52,368	—
Class R1	104	—
Class R2	670	—
Class R3	1,777	—
Class R6	4	—

34	MainStay Balanced Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$31,960	60.4%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$450,323,101	$38,894,353	$(20,383,216)	$18,511,137
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$891,919	$518,896	$—	$18,501,690	$19,912,505
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale and cumulative bond amortization adjustments. The other temporary differences are primarily due to straddle loss deferral adjustments.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$64,088,486	$4,025,384
Long-Term Capital Gains	33,192,278	5,296,381
Total	$97,280,764	$9,321,765
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of U.S. government securities were $853,880 and $805,110, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $502,320 and $563,704, respectively.
35

Notes to Financial Statements (continued)
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2022, such purchases were $204.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,360,165	$ 70,853,579
Shares issued to shareholders in reinvestment of distributions	2,244,761	66,915,052
Shares redeemed	(1,808,327)	(53,389,436)
Net increase (decrease) in shares outstanding before conversion	2,796,599	84,379,195
Shares converted into Class A (See Note 1)	195,265	5,809,937
Shares converted from Class A (See Note 1)	(2,017)	(57,537)
Net increase (decrease)	2,989,847	$ 90,131,595
Year ended October 31, 2021:
Shares sold	1,354,099	$ 47,965,141
Shares issued to shareholders in reinvestment of distributions	150,157	5,061,558
Shares redeemed	(1,195,537)	(41,490,356)
Net increase (decrease) in shares outstanding before conversion	308,719	11,536,343
Shares converted into Class A (See Note 1)	448,349	15,466,707
Shares converted from Class A (See Note 1)	(151)	(5,190)
Net increase (decrease)	756,917	$ 26,997,860

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	93,127	$ 2,823,914
Shares issued to shareholders in reinvestment of distributions	302,372	9,025,295
Shares redeemed	(120,603)	(3,615,118)
Net increase (decrease) in shares outstanding before conversion	274,896	8,234,091
Shares converted into Investor Class (See Note 1)	30,476	895,730
Shares converted from Investor Class (See Note 1)	(134,021)	(4,026,279)
Net increase (decrease)	171,351	$ 5,103,542
Year ended October 31, 2021:
Shares sold	96,125	$ 3,343,506
Shares issued to shareholders in reinvestment of distributions	23,555	784,434
Shares redeemed	(124,594)	(4,313,833)
Net increase (decrease) in shares outstanding before conversion	(4,914)	(185,893)
Shares converted into Investor Class (See Note 1)	39,661	1,396,885
Shares converted from Investor Class (See Note 1)	(367,545)	(12,630,334)
Net increase (decrease)	(332,798)	$ (11,419,342)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	8,150	$ 241,370
Shares issued to shareholders in reinvestment of distributions	56,056	1,653,945
Shares redeemed	(64,900)	(1,895,859)
Net increase (decrease) in shares outstanding before conversion	(694)	(544)
Shares converted from Class B (See Note 1)	(53,480)	(1,538,713)
Net increase (decrease)	(54,174)	$ (1,539,257)
Year ended October 31, 2021:
Shares sold	6,425	$ 226,427
Shares issued to shareholders in reinvestment of distributions	3,830	124,552
Shares redeemed	(53,970)	(1,853,573)
Net increase (decrease) in shares outstanding before conversion	(43,715)	(1,502,594)
Shares converted from Class B (See Note 1)	(54,584)	(1,900,545)
Net increase (decrease)	(98,299)	$ (3,403,139)

36	MainStay Balanced Fund

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	68,601	$ 2,020,751
Shares issued to shareholders in reinvestment of distributions	162,107	4,781,182
Shares redeemed	(288,775)	(8,590,050)
Net increase (decrease) in shares outstanding before conversion	(58,067)	(1,788,117)
Shares converted from Class C (See Note 1)	(39,389)	(1,131,929)
Net increase (decrease)	(97,456)	$ (2,920,046)
Year ended October 31, 2021:
Shares sold	39,332	$ 1,374,443
Shares issued to shareholders in reinvestment of distributions	11,959	388,510
Shares redeemed	(316,160)	(10,913,710)
Net increase (decrease) in shares outstanding before conversion	(264,869)	(9,150,757)
Shares converted from Class C (See Note 1)	(66,531)	(2,316,844)
Net increase (decrease)	(331,400)	$ (11,467,601)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	290,133	$ 8,591,839
Shares issued to shareholders in reinvestment of distributions	421,036	12,591,346
Shares redeemed	(620,781)	(19,940,257)
Net increase (decrease) in shares outstanding before conversion	90,388	1,242,928
Shares converted into Class I (See Note 1)	1,718	48,791
Net increase (decrease)	92,106	$ 1,291,719
Year ended October 31, 2021:
Shares sold	504,349	$ 17,414,410
Shares issued to shareholders in reinvestment of distributions	81,649	2,728,015
Shares redeemed	(3,739,247)	(132,973,686)
Net increase (decrease) in shares outstanding before conversion	(3,153,249)	(112,831,261)
Shares converted into Class I (See Note 1)	344	11,556
Net increase (decrease)	(3,152,905)	$(112,819,705)

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,606	$ 72,308
Shares issued to shareholders in reinvestment of distributions	739	22,059
Shares redeemed	(62)	(1,828)
Net increase (decrease)	3,283	$ 92,539
Year ended October 31, 2021:
Shares sold	424	$ 14,788
Shares issued to shareholders in reinvestment of distributions	51	1,742
Shares redeemed	(135)	(4,437)
Net increase (decrease)	340	$ 12,093

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,483	$ 103,858
Shares issued to shareholders in reinvestment of distributions	4,437	132,743
Shares redeemed	(15,258)	(476,966)
Net increase (decrease)	(7,338)	$ (240,365)
Year ended October 31, 2021:
Shares sold	4,917	$ 171,250
Shares issued to shareholders in reinvestment of distributions	811	27,261
Shares redeemed	(31,644)	(1,156,562)
Net increase (decrease) in shares outstanding before conversion	(25,916)	(958,051)
Shares converted from Class R2 (See Note 1)	(597)	(22,235)
Net increase (decrease)	(26,513)	$ (980,286)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	12,338	$ 363,100
Shares issued to shareholders in reinvestment of distributions	14,211	423,138
Shares redeemed	(19,963)	(593,453)
Net increase (decrease)	6,586	$ 192,785
Year ended October 31, 2021:
Shares sold	12,366	$ 434,812
Shares issued to shareholders in reinvestment of distributions	1,017	33,747
Shares redeemed	(27,360)	(926,559)
Net increase (decrease)	(13,977)	$ (458,000)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	405	$ 12,112
Shares redeemed	(182)	(5,417)
Net increase (decrease)	223	$ 6,695
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	35	$ 1,168
Shares redeemed	(16)	(530)
Net increase (decrease)	19	$ 638
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic
37

Notes to Financial Statements (continued)
conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
38	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
39

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $33,159,933 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $10,572,069 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 15.11% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay Balanced Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
42	MainStay Balanced Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013770.2MS229-22	MSBL11-12/22
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	11/15/2017	-38.53%	-4.32%	1.75%
		Excluding sales charges		-34.95	-3.22	1.75
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/15/2017	-38.24	-4.43	1.81
		Excluding sales charges		-34.99	-3.34	1.81
Class C Shares	Maximum 1% CDSC	With sales charges	11/15/2017	-36.14	-4.04	2.56
	if Redeemed Within One Year of Purchase	Excluding sales charges		-35.50	-4.04	2.56
Class I Shares	No Sales Charge		11/15/2017	-34.65	-2.89	1.52
Class R6 Shares	No Sales Charge		11/15/2017	-34.65	-2.86	1.32

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Since Inception
MSCI Emerging Markets Index (Net)[1]	-31.03%	-2.99%
Morningstar Diversified Emerging Markets Category Average[2]	-30.58	-2.73

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI Emerging Markets Index (Net) is the Fund's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$798.40	$ 6.39	$1,018.10	$ 7.17	1.41%
Investor Class Shares	$1,000.00	$798.80	$ 6.85	$1,017.59	$ 7.68	1.51%
Class C Shares	$1,000.00	$795.50	$10.23	$1,013.81	$11.47	2.26%
Class I Shares	$1,000.00	$800.20	$ 4.67	$1,020.01	$ 5.24	1.03%
Class R6 Shares	$1,000.00	$800.80	$ 4.68	$1,020.01	$ 5.24	1.03%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
China	26.2%
India	17.6
Brazil	11.9
Taiwan	10.6
Republic of Korea	9.3
Mexico	4.7
Thailand	4.5
Indonesia	4.2
South Africa	3.1
United States	1.6
Poland	0.9
Peru	0.8%
Turkey	0.7
Chile	0.7
Uruguay	0.4
Hungary	0.1
Malaysia	0.0‡
Russia	0.0‡
Other Assets, Less Liabilities	2.7
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Samsung SDI Co. Ltd.
5.	Samsung Electronics Co. Ltd.
6.	Eicher Motors Ltd.
7.	Bank Central Asia Tbk. PT
8.	Reliance Industries Ltd.
9.	Grupo Financiero Banorte SAB de CV, Class O
10.	Bharti Airtel Ltd.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned −34.65%, underperforming the −31.03% return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the −30.58% return of the Morningstar Diversified Emerging Markets Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Jan Boudewijns ceased serving as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Emerging markets equities faced exceptionally difficult and volatile conditions during the reporting period. While global and developed markets broadly corrected in the face of challenges from rising inflation and tightening liquidity from global central banks, emerging markets were further adversely affected by COVID-19-related restrictions in China and a strengthening U.S. dollar. Geopolitical risks remained elevated throughout the reporting period, with the ongoing war between Russia and Ukraine, and flaring geopolitical tensions between China and the United States. Although inflationary concerns were more pronounced for developed markets, some key emerging-markets regions, including South Korea and Taiwan, saw sharp corrections due to the rising risk of a significant demand slowdown in the United States and Europe.
Against the backdrop of these exceptionally adverse drivers, the Fund’s performance lagged that of the Index. In part, the Fund’s relative weakness was driven by a lack of direct exposure to outperforming Middle East markets. Indirect and energy-correlated exposure in markets such as South Korea and Brazil partly compensated for this, but could not completely offset the shortfall. In terms of style exposure, the Fund adopted a balanced position in view of rising rates and elevated inflation in the early part of the reporting period, complementing sustainable growth holdings with quality financials and thematic materials (especially those needed for energy transition like lithium and nickel). However, growth investing remained out of favor throughout the reporting period, and as concerns mounted regarding slowing global demand in the latter half of the reporting period, some of Fund’s other holdings came under pressure as well.
In terms of China exposure, risks from a consumer slowdown and geopolitical uncertainties grew more pronounced for offshore equities, while onshore equities presented more diversified thematic opportunities and also proved relatively resilient to geopolitical headwinds. Accordingly, we positioned the Fund with underweight exposure to large offshore names facing slowing growth prospects, focusing instead on onshore names poised to benefit from a variety of thematic trends including clean energy, domestic consumption and automation.
It’s worth mentioning that, during this volatile reporting period, the Fund did not experience any catastrophic, stock-specific disappointments among its holdings. Additionally, the timely reduction of Russian exposure, well before the onset of Russia-Ukraine war, limited costly write-offs, while adding to relative returns through meaningfully underweight exposure to the region.
To summarize, a combination of adverse factors including broader underperformance of growth style, headwinds from China related exposure and no direct exposure to the Middle East, largely explain the relative underperformance that the Fund experienced in the reporting period.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period the sectors making the strongest positive contributions to relative performance were industrials, energy and communication services. (Contributions take weightings and total returns into account.) Strong stock selection in the energy sector added to relative returns. The weakest returns came from information technology, due to adverse stock selection, followed by materials, where a combination of allocation and stock selection undermined relative returns.
At the country level, key positive contributors to relative returns included Russia, Brazil and Chile. The Fund benefited from its early move to reduce exposure to Russia in light of escalating tensions between Russia and Ukraine prior to the outbreak of war. A combination of positive selection and allocation effects to Brazil and Chile enhanced relative returns. On the other hand, predominantly negative selections in China detracted from performance, as did total lack of exposure to the outperforming Saudi Arabian market.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest individual contributor to the Fund’s absolute performance during the reporting period was Chile-based lithium mining and fertilizer manufacturing company, Sociedad Quimica Y

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Minera de Chile, which benefited from elevated lithium prices. Other top contributors included Eicher Motors, an Indian manufacturer of premium motorcycles and other vehicles that benefited from a demand recovery and a new, affordable model launch, and Grupo Financiero Banorte, a Mexican financial services company that saw shares rise in response to a credit recovery, a strong interest margin environment, and the removal of an overhang related to an announced inorganic expansion. The Fund has booked gains and reduced exposure to Sociedad Quimica Y Minera de Chile while continuing to hold exposure to Eicher Motors and Grupo Financiero Banorte.
Chailease Holding, a Taiwanese leasing company with significant exposure to China, detracted most significantly from the Fund’s absolute returns, with shares correcting due to the risk of a demand slowdown related to China’s COVID-19 restrictions. Another key detractor, BYD Auto, a leading Chinese manufacturer of electric vehicles and EV batteries, lost ground despite posting strong operating results when strategic shareholder Berkshire Hathaway reduced its interest in the company. Both names remain in the Fund; however, exposure to Chailease Holding has been slightly reduced.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest purchases during the reporting period increased exposure to Taiwanese semiconductor and foundry giant Taiwan Semiconductor Manufacturing Company, thereby reducing the Fund’s underweight position in the company relative to the Index. In other significant purchases, the Fund initiated positions in Indian financial firm Axis Bank, which appears well-positioned to benefit from a broad-based credit recovery in India, and Brazilian oil & gas exploration & production company Petro Rio, which we believe may profit from elevated energy prices and prospects for continued organic and inorganic expansion.
Among significant sales during the reporting period, the Fund exited its position in Russian financial technology company TCS Group in early 2022 on concerns regarding extended valuation and geopolitical risks. In another major sale, the Fund closed its position in Taiwanese semiconductor and 5G chip manufacturing company MediaTek, in response to an ongoing inventory correction weighing on company’s prospects.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund reduced its exposure to financials from an overweight position relative to the Index at the beginning of the reporting period to a slightly underweight position as of October 31, 2022. Conversely, the Fund added exposure in relatively defensive sectors, including health care and consumer staples. From a country perspective, the Fund increased its exposure to regions that appeared relatively defensive and insulated from geopolitical risks, including Brazil, Indonesia and Thailand. The Fund reduced its exposure in China from an overweight position to a neutral position relative to the Index, and trimmed exposure to South Korea in light of the country’s reliance on global export demand.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund continues to hold a balanced mix of growth and defensive positions. Among growth-oriented positions, we favor companies with sustainable growth prospects exposed to thematic trends that we believe could be relatively resilient to macro and geopolitical headwinds. Key overweight positions include:
•	Eicher Motors, described above;
•	PT Bank Central Asia, an Indonesian banking franchise that we believe is likely to continue benefiting from an elevated interest rate environment; and
•	Beijing United Information Technology, a Chinese enterprise e-commerce company playing into industrial digitalization efforts.
Among financials, the Fund currently avoids exposure to companies we see as vulnerable to slowing real estate and infrastructure end market demands; we’re focused instead on regional banks better positioned to benefit from a credit recovery, such as Bank of Jiangsu and Bank of Chengdu. The Fund also avoids exposure to Index heavyweight Vale due to ESG (environmental, social, and governance) concerns regarding the company.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 94.7%
Brazil 10.2%
Arezzo Industria e Comercio SA (Textiles, Apparel & Luxury Goods)	26,000	$ 525,990
B3 SA - Brasil Bolsa Balcao (Capital Markets)	330,000	960,836
BB Seguridade Participacoes SA (Insurance)	290,000	1,666,847
Hypera SA (Pharmaceuticals) (a)	134,000	1,318,080
Localiza Rent a Car SA (Road & Rail)	116,000	1,584,095
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	1,400	1,262,268
Petro Rio SA (Oil, Gas & Consumable Fuels) (a)	242,000	1,657,996
SLC Agricola SA (Food Products)	58,000	515,942
WEG SA (Electrical Equipment)	208,000	1,621,961
		11,114,015
Chile 0.7%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	8,000	749,440
China 26.2%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	161,575	546,804
Airtac International Group (Machinery)	15,000	344,480
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	318,000	2,489,423
Baidu, Inc., Class A (Interactive Media & Services) (a)	24,000	229,615
Bank of Chengdu Co. Ltd., Class A (Banks)	240,000	447,867
Bank of Jiangsu Co. Ltd., Class A (Banks)	1,039,965	986,019
Beijing United Information Technology Co. Ltd., Class A (Trading Companies & Distributors)	76,252	1,295,488
BYD Co. Ltd., Class H (Automobiles)	59,000	1,320,607
China Tourism Group Duty Free Corp. Ltd., Class H (Specialty Retail) (a)(b)	25,000	494,608
China Yangtze Power Co. Ltd., Class A (Independent Power and Renewable Electricity Producers)	159,998	444,134
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	14,994	766,032
East Money Information Co. Ltd., Class A (Capital Markets)	210,800	450,852
Ganfeng Lithium Group Co. Ltd., Class H (Metals & Mining) (b)	58,000	392,349
Ginlong Technologies Co. Ltd., Class A (Electrical Equipment) (a)	27,994	716,477
	Shares	Value

China (continued)
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	158,934	$ 689,862
JD.com, Inc., Class A (Internet & Direct Marketing Retail)	64,000	1,183,034
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (b)(c)	340,000	533,629
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	74,000	382,743
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	94,997	624,497
Meituan (Internet & Direct Marketing Retail) (a)(b)	110,000	1,748,868
Ming Yang Smart Energy Group Ltd., Class A (Electrical Equipment)	209,990	716,405
NARI Technology Co. Ltd., Class A (Electrical Equipment)	212,995	712,065
NetEase, Inc. (Entertainment)	54,000	588,867
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	7,996	358,432
Ningbo Orient Wires & Cables Co. Ltd., Class A (Electrical Equipment)	77,997	822,866
NIO, Inc., Class A (Automobiles) (a)	28,000	266,814
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	140,000	703,598
Proya Cosmetics Co. Ltd., Class A (Personal Products)	33,986	778,336
Shanghai Baosight Software Co. Ltd., Class A (Software)	90,657	525,663
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	106,926	977,169
Tencent Holdings Ltd. (Interactive Media & Services)	96,000	2,514,457
Unigroup Guoxin Microelectronics Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	37,074	833,614
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	43,993	198,958
Yadea Group Holdings Ltd. (Automobiles) (b)	550,000	839,400
Yealink Network Technology Corp. Ltd., Class A (Communications Equipment)	37,428	353,224
Yunnan Energy New Material Co. Ltd. (Chemicals)	25,000	507,084
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Pharmaceuticals)	107,903	525,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
China (continued)
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	288,000	$ 275,171
		28,584,641
Hungary 0.1%
MOL Hungarian Oil & Gas plc (Oil, Gas & Consumable Fuels)	10,000	60,063
India 17.6%
ABB India Ltd. (Electrical Equipment)	27,000	994,754
Asian Paints Ltd. (Chemicals)	34,000	1,276,455
Axis Bank Ltd. (Banks)	165,000	1,805,925
Bajaj Finance Ltd. (Consumer Finance)	15,800	1,363,617
Bharti Airtel Ltd. (Wireless Telecommunication Services)	192,000	1,929,800
Eicher Motors Ltd. (Automobiles)	47,000	2,186,236
HDFC Bank Ltd. (Banks)	106,000	1,916,586
ICICI Bank Ltd. (Banks)	80,000	878,210
Infosys Ltd. (IT Services)	88,000	1,634,662
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	122,000	898,963
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	67,000	2,063,643
SBI Cards & Payment Services Ltd. (Consumer Finance)	80,000	798,913
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	30,000	597,988
Varun Beverages Ltd. (Beverages)	65,000	823,753
		19,169,505
Indonesia 4.2%
Aneka Tambang Tbk. (Metals & Mining)	5,200,000	615,099
Bank Central Asia Tbk. PT (Banks)	3,800,000	2,143,933
Sumber Alfaria Trijaya Tbk. PT (Food & Staples Retailing)	4,200,000	759,352
Telkom Indonesia Persero Tbk. PT (Diversified Telecommunication Services)	3,900,000	1,097,676
		4,616,060
Malaysia 0.0% ‡
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	60,000	55,203
Mexico 4.7%
America Movil SAB de CV (Wireless Telecommunication Services)	1,420,000	1,343,815
	Shares	Value

Mexico (continued)
Gruma SAB de CV, Class B (Food Products)	64,000	$ 742,398
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	70,000	1,084,288
Grupo Financiero Banorte SAB de CV, Class O (Banks)	244,000	1,983,354
		5,153,855
Peru 0.8%
Credicorp Ltd. (Banks)	6,000	878,160
Poland 0.9%
Dino Polska SA (Food & Staples Retailing) (a)(b)	15,000	980,918
Republic of Korea 9.3%
KB Financial Group, Inc. (Banks)	18,000	607,182
L&F Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	6,400	1,010,916
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	3,000	1,847,029
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	56,000	2,335,217
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	58,000	971,112
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	4,600	2,380,006
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	17,000	986,977
		10,138,439
Russia 0.0% ‡
Magnit PJSC (Food & Staples Retailing) (d)(e)	6,769	—
South Africa 3.1%
Capitec Bank Holdings Ltd. (Banks)	6,800	703,580
FirstRand Ltd. (Diversified Financial Services)	340,000	1,191,099
Gold Fields Ltd. (Metals & Mining)	47,000	379,940
Shoprite Holdings Ltd. (Food & Staples Retailing)	84,000	1,069,621
		3,344,240
Taiwan 10.6%
Accton Technology Corp. (Communications Equipment)	118,000	889,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	20,000	$ 402,824
Chailease Holding Co. Ltd. (Diversified Financial Services)	230,000	1,063,543
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	136,000	1,086,818
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	132,000	841,834
E.Sun Financial Holding Co. Ltd. (Banks)	680,349	489,847
Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	150,000	477,151
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	484,000	5,858,019
Voltronic Power Technology Corp. (Electrical Equipment)	12,000	487,858
		11,597,769
Thailand 4.5%
Airports of Thailand PCL, NVDR (Transportation Infrastructure) (a)	220,000	427,746
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	2,040,000	1,581,188
CP ALL PCL, NVDR (Food & Staples Retailing)	500,000	788,229
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers) (c)	470,000	1,191,671
Kasikornbank PCL, NVDR (Banks) (c)	250,000	959,012
		4,947,846
Turkey 0.7%
BIM Birlesik Magazalar A/S (Food & Staples Retailing)	110,000	791,866
United States 0.7%
Globant SA (IT Services) (a)	4,000	754,720
Uruguay 0.4%
Dlocal Ltd. (IT Services) (a)	19,000	423,700
Total Common Stocks (Cost $115,832,636)		103,360,440
	Shares	Value
Preferred Stock 1.7%
Brazil 1.7%
Itau Unibanco Holding SA (Banks) (a)	306,000	$ 1,800,871
Total Preferred Stock (Cost $1,495,116)		1,800,871
Short-Term Investment 0.9%
Unaffiliated Investment Company 0.9%
United States 0.9%
Invesco Government & Agency Portfolio, 3.163% (f)(g)	960,539	960,539
Total Short-Term Investment (Cost $960,539)		960,539
Total Investments (Cost $118,288,291)	97.3%	106,121,850
Other Assets, Less Liabilities	2.7	2,994,736
Net Assets	100.0%	$ 109,116,586

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $908,502. The Fund received cash collateral with a value of $960,539. (See Note 2(J))
(d)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.(Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of October 31, 2022.
(g)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Hungary	$ —	$ 60,063	$ —	$ 60,063
All Other Countries	103,300,377	—	—	103,300,377
Total Common Stocks	103,300,377	60,063	—	103,360,440
Preferred Stock	1,800,871	—	—	1,800,871
Short-Term Investment
Unaffiliated Investment Company	960,539	—	—	960,539
Total Investments in Securities	$ 106,061,787	$ 60,063	$ —	$ 106,121,850

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Automobiles	$ 4,613,057	4.2%
Banks	15,600,546	14.4
Beverages	1,527,351	1.4
Capital Markets	1,411,688	1.3
Chemicals	2,532,979	2.4
Communications Equipment	1,243,099	1.1
Construction & Engineering	971,112	0.9
Consumer Finance	2,162,530	1.9
Diversified Financial Services	2,254,642	2.1
Diversified Telecommunication Services	1,097,676	1.0
Electrical Equipment	6,838,418	6.3
Electronic Equipment, Instruments & Components	5,796,725	5.3
Entertainment	588,867	0.5
Food & Staples Retailing	4,389,986	4.0
Food Products	1,258,340	1.2
Health Care Equipment & Supplies	689,862	0.6
Health Care Providers & Services	2,127,992	1.9
Hotels, Restaurants & Leisure	1,432,592	1.3
Independent Power and Renewable Electricity Producers	1,635,805	1.5
Insurance	1,666,847	1.5
Interactive Media & Services	2,744,072	2.5
Internet & Direct Marketing Retail	6,683,593	6.2
IT Services	2,813,082	2.6
Life Sciences Tools & Services	2,045,987	1.9
Machinery	1,680,081	1.5
Metals & Mining	1,717,762	1.5
Oil, Gas & Consumable Fuels	3,781,702	3.5
Personal Products	778,336	0.7
Pharmaceuticals	2,441,198	2.2
Road & Rail	1,584,095	1.4
Semiconductors & Semiconductor Equipment	8,705,931	8.1
Software	525,663	0.5
Specialty Retail	494,608	0.5
Technology Hardware, Storage & Peripherals	2,335,217	2.1
Textiles, Apparel & Luxury Goods	908,733	0.8
Trading Companies & Distributors	1,295,488	1.2
Transportation Infrastructure	1,512,034	1.4
Wireless Telecommunication Services	3,273,615	3.0
	105,161,311	96.4
	Value	Percent †
Short-Term Investment	$ 960,539	0.9%
Other Assets, Less Liabilities	2,994,736	2.7
Net Assets	$109,116,586	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $118,288,291) including securities on loan of $908,502	$106,121,850
Cash	3,447,539
Cash denominated in foreign currencies (identified cost $323,175)	322,355
Receivables:
Investment securities sold	267,901
Fund shares sold	138,148
Dividends	86,066
Securities lending	3,688
Other assets	51,551
Total assets	110,439,098
Liabilities
Cash collateral received for securities on loan	960,539
Payables:
Foreign capital gains tax (See Note 2)	152,398
Investment securities purchased	80,594
Manager (See Note 3)	44,545
Custodian	41,418
Professional fees	22,387
Fund shares redeemed	6,890
Shareholder communication	3,874
Transfer agent (See Note 3)	3,782
NYLIFE Distributors (See Note 3)	638
Trustees	7
Accrued expenses	5,440
Total liabilities	1,322,512
Net assets	$109,116,586
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 13,174
Additional paid-in-capital	138,403,049
138,416,223
Total distributable earnings (loss)	(29,299,637)
Net assets	$109,116,586
Class A
Net assets applicable to outstanding shares	$ 2,143,892
Shares of beneficial interest outstanding	260,123
Net asset value per share outstanding	$ 8.24
Maximum sales charge (5.50% of offering price)	0.48
Maximum offering price per share outstanding	$ 8.72
Investor Class
Net assets applicable to outstanding shares	$ 256,112
Shares of beneficial interest outstanding	31,173
Net asset value per share outstanding	$ 8.22
Maximum sales charge (5.00% of offering price)	0.43
Maximum offering price per share outstanding	$ 8.65
Class C
Net assets applicable to outstanding shares	$ 141,126
Shares of beneficial interest outstanding	17,531
Net asset value and offering price per share outstanding	$ 8.05
Class I
Net assets applicable to outstanding shares	$12,977,328
Shares of beneficial interest outstanding	1,557,220
Net asset value and offering price per share outstanding	$ 8.33
Class R6
Net assets applicable to outstanding shares	$93,598,128
Shares of beneficial interest outstanding	11,307,598
Net asset value and offering price per share outstanding	$ 8.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $258,109)	$ 2,681,133
Securities lending, net	20,370
Other	2,345
Total income	2,703,848
Expenses
Manager (See Note 3)	1,004,093
Custodian	163,908
Professional fees	140,974
Registration	71,480
Transfer agent (See Note 3)	19,160
Distribution/Service—Class A (See Note 3)	6,380
Distribution/Service—Investor Class (See Note 3)	941
Distribution/Service—Class C (See Note 3)	1,797
Shareholder communication	6,267
Trustees	2,141
Miscellaneous	13,422
Total expenses before waiver/reimbursement	1,430,563
Expense waiver/reimbursement from Manager (See Note 3)	(349,898)
Net expenses	1,080,665
Net investment income (loss)	1,623,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(16,839,128)
Foreign currency transactions	(284,033)
Foreign currency forward transactions	(25,622)
Net realized gain (loss)	(17,148,783)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(28,315,293)
Translation of other assets and liabilities in foreign currencies	1,295
Net change in unrealized appreciation (depreciation)	(28,313,998)
Net realized and unrealized gain (loss)	(45,462,781)
Net increase (decrease) in net assets resulting from operations	$(43,839,598)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(204,185).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $339,032.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,623,183	$ 500,176
Net realized gain (loss)	(17,148,783)	15,334,663
Net change in unrealized appreciation (depreciation)	(28,313,998)	1,297,499
Net increase (decrease) in net assets resulting from operations	(43,839,598)	17,132,338
Distributions to shareholders:
Class A	(13,154)	(3,773)
Investor Class	(2,228)	(842)
Class I	(35,091)	(210)
Class R6	(751,850)	(446,085)
Total distributions to shareholders	(802,323)	(450,910)
Capital share transactions:
Net proceeds from sales of shares	69,723,839	18,126,480
Net asset value of shares issued to shareholders in reinvestment of distributions	792,715	450,676
Cost of shares redeemed	(8,846,223)	(28,117,993)
Increase (decrease) in net assets derived from capital share transactions	61,670,331	(9,540,837)
Net increase (decrease) in net assets	17,028,410	7,140,591
Net Assets
Beginning of year	92,088,176	84,947,585
End of year	$109,116,586	$ 92,088,176
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class A	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.73	$ 10.66	$ 8.97	$ 7.98	$ 10.00
Net investment income (loss) (a)	0.13	0.04	0.02	0.10	0.05
Net realized and unrealized gain (loss)	(4.56)	2.06	1.85	0.93	(2.07)
Total from investment operations	(4.43)	2.10	1.87	1.03	(2.02)
Less distributions:
From net investment income	(0.06)	(0.03)	(0.18)	(0.04)	—
Net asset value at end of period	$ 8.24	$ 12.73	$ 10.66	$ 8.97	$ 7.98
Total investment return (b)	(34.95)%	19.68%	21.14%	12.96%	(20.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%	0.30%	0.22%	1.18%	0.51%††
Net expenses (c)	1.44%	1.47%	1.50%	1.50%	1.50%††
Expenses (before waiver/reimbursement) (c)	1.77%	1.75%	2.00%	1.77%	1.89%††
Portfolio turnover rate	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 2,144	$ 2,921	$ 1,111	$ 77	$ 35

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Investor Class	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.70	$ 10.65	$ 8.95	$ 7.97	$ 10.00
Net investment income (loss) (a)	0.12	0.02	0.02	0.07	0.05
Net realized and unrealized gain (loss)	(4.55)	2.05	1.84	0.94	(2.08)
Total from investment operations	(4.43)	2.07	1.86	1.01	(2.03)
Less distributions:
From net investment income	(0.05)	(0.02)	(0.16)	(0.03)	—
Net asset value at end of period	$ 8.22	$ 12.70	$ 10.65	$ 8.95	$ 7.97
Total investment return (b)	(34.99)%	19.49%	21.11%(c)	12.71%(c)	(20.30)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.15%	0.17%	0.76%	0.53%††
Net expenses (d)	1.57%	1.52%	1.52%	1.66%	1.68%††
Expenses (before waiver/reimbursement) (d)	1.88%	1.81%	2.03%	1.92%	2.03%††
Portfolio turnover rate	105%	74%	122%	107%	80%
Net assets at end of period (in 000's)	$ 256	$ 507	$ 360	$ 121	$ 108

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class C	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.48	$ 10.52	$ 8.85	$ 7.91	$ 10.00
Net investment income (loss) (a)	0.04	(0.08)	(0.05)	(0.01)	0.00‡
Net realized and unrealized gain (loss)	(4.47)	2.04	1.83	0.95	(2.09)
Total from investment operations	(4.43)	1.96	1.78	0.94	(2.09)
Less distributions:
From net investment income	—	—	(0.11)	—	—
Net asset value at end of period	$ 8.05	$ 12.48	$ 10.52	$ 8.85	$ 7.91
Total investment return (b)	(35.50)%	18.63%(c)	20.23%	11.88%	(20.90)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	(0.63)%	(0.52)%	(0.13)%	0.04%††
Net expenses (d)	2.31%	2.27%	2.27%	2.40%	2.44%††
Expenses (before waiver/reimbursement) (d)	2.64%	2.57%	2.78%	2.67%	2.73%††
Portfolio turnover rate	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 141	$ 212	$ 217	$ 56	$ 93

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class I	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.85	$ 10.77	$ 8.99	$ 8.00	$ 10.00
Net investment income (loss) (a)	0.16	0.05	0.05	(0.02)	0.03
Net realized and unrealized gain (loss)	(4.58)	2.11	1.87	1.07	(2.03)
Total from investment operations	(4.42)	2.16	1.92	1.05	(2.00)
Less distributions:
From net investment income	(0.10)	(0.08)	(0.14)	(0.06)	(0.00)‡
Net asset value at end of period	$ 8.33	$ 12.85	$ 10.77	$ 8.99	$ 8.00
Total investment return (b)	(34.65)%	20.05%	21.60%	13.28%	(19.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	0.38%	0.55%	(0.26)%	0.34%††
Net expenses (c)	1.06%	1.07%	1.15%	1.15%	1.19%††
Expenses (before waiver/reimbursement) (c)	1.54%	1.52%	1.79%	1.52%	1.79%††
Portfolio turnover rate	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 12,977	$ 4,532	$ 30	$ 40	$ 7,934

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class R6	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.79	$ 10.71	$ 9.00	$ 8.01	$ 10.00
Net investment income (loss) (a)	0.17	0.08	0.05	0.10	0.14
Net realized and unrealized gain (loss)	(4.57)	2.06	1.86	0.95	(2.13)
Total from investment operations	(4.40)	2.14	1.91	1.05	(1.99)
Less distributions:
From net investment income	(0.11)	(0.06)	(0.20)	(0.06)	(0.00)‡
Net asset value at end of period	$ 8.28	$ 12.79	$ 10.71	$ 9.00	$ 8.01
Total investment return (b)	(34.65)%	20.05%	21.61%	13.29%	(19.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	0.58%	0.51%	1.11%	1.54%††
Net expenses (c)	1.06%	1.07%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.40%	1.32%	1.53%	1.42%	1.43%††
Portfolio turnover rate	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 93,598	$ 83,916	$ 83,230	$ 49,111	$ 62,635

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

22	MainStay Candriam Emerging Markets Equity Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using
23

Notes to Financial Statements (continued)
the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

24	MainStay Candriam Emerging Markets Equity Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2022, the Fund did not hold any foreign currency forward contracts.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and
25

Notes to Financial Statements (continued)
liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$(25,622)	$(25,622)
Total Net Realized Gain (Loss)	$(25,622)	$(25,622)

Average Notional Amount	Total
Forward Contracts Long (a)	$56,443

(a)	Position was open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.

26	MainStay Candriam Emerging Markets Equity Fund

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2022, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective June 10, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.01% of the Fund’s average daily net assets. New York Life Investments will apply a waiver or reimbursement so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
For the period November 1, 2021 through June 12, 2022, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.10% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.50% of the Fund's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,004,093 and waived fees and/or reimbursed expenses in the amount of $349,898 and paid the Subadvisor fees of $327,098.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $1,079 and $89, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any
27

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 3,311	$—
Investor Class	932	—
Class C	444	—
Class I	10,914	—
Class R6	3,559	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$23,665	0.2%
Class R6	23,666	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$122,360,399	$6,270,093	$(22,508,642)	$(16,238,549)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,299,709	$(14,167,029)	$—	$(16,432,317)	$(29,299,637)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company ("PFIC") adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,167,029, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14,167	$—
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$802,323	$450,910
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no

28	MainStay Candriam Emerging Markets Equity Fund

borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $162,509 and $101,342, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	103,556	$ 1,141,430
Shares issued to shareholders in reinvestment of distributions	1,080	13,154
Shares redeemed	(78,458)	(865,939)
Net increase (decrease) in shares outstanding before conversion	26,178	288,645
Shares converted into Class A (See Note 1)	4,437	49,329
Net increase (decrease)	30,615	$ 337,974
Year ended October 31, 2021:
Shares sold	183,552	$ 2,422,744
Shares issued to shareholders in reinvestment of distributions	294	3,539
Shares redeemed	(73,552)	(961,047)
Net increase (decrease) in shares outstanding before conversion	110,294	1,465,236
Shares converted into Class A (See Note 1)	14,968	188,531
Net increase (decrease)	125,262	$ 1,653,767

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	5,012	$ 55,702
Shares issued to shareholders in reinvestment of distributions	183	2,228
Shares redeemed	(10,689)	(111,295)
Net increase (decrease) in shares outstanding before conversion	(5,494)	(53,365)
Shares converted into Investor Class (See Note 1)	182	1,857
Shares converted from Investor Class (See Note 1)	(3,454)	(40,618)
Net increase (decrease)	(8,766)	$ (92,126)
Year ended October 31, 2021:
Shares sold	28,442	$ 373,741
Shares issued to shareholders in reinvestment of distributions	70	842
Shares redeemed	(8,659)	(111,752)
Net increase (decrease) in shares outstanding before conversion	19,853	262,831
Shares converted into Investor Class (See Note 1)	1,158	15,431
Shares converted from Investor Class (See Note 1)	(14,872)	(187,174)
Net increase (decrease)	6,139	$ 91,088

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,570	$ 28,268
Shares redeemed	(1,811)	(18,804)
Net increase (decrease) in shares outstanding before conversion	759	9,464
Shares converted from Class C (See Note 1)	(186)	(1,857)
Net increase (decrease)	573	$ 7,607
Year ended October 31, 2021:
Shares sold	3,454	$ 44,739
Shares redeemed	(5,870)	(74,767)
Net increase (decrease) in shares outstanding before conversion	(2,416)	(30,028)
Shares converted from Class C (See Note 1)	(1,278)	(16,788)
Net increase (decrease)	(3,694)	$ (46,816)

29

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,475,630	$ 15,043,035
Shares issued to shareholders in reinvestment of distributions	2,077	25,483
Shares redeemed	(273,007)	(2,590,693)
Net increase (decrease)	1,204,700	$ 12,477,825
Year ended October 31, 2021:
Shares sold	628,742	$ 8,155,416
Shares issued to shareholders in reinvestment of distributions	17	210
Shares redeemed	(279,040)	(3,577,313)
Net increase (decrease)	349,719	$ 4,578,313

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	5,207,580	$ 53,455,404
Shares issued to shareholders in reinvestment of distributions	61,678	751,850
Shares redeemed	(521,083)	(5,259,492)
Net increase (decrease) in shares outstanding before conversion	4,748,175	48,947,762
Shares converted from Class R6 (See Note 1)	(988)	(8,711)
Net increase (decrease)	4,747,187	$ 48,939,051
Year ended October 31, 2021:
Shares sold	541,627	$ 7,129,840
Shares issued to shareholders in reinvestment of distributions	37,020	446,085
Shares redeemed	(1,790,189)	(23,393,114)
Net increase (decrease)	(1,211,542)	$(15,817,189)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Candriam Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from November 15, 2017 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 15, 2017 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from the broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
31

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $663,370 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 2.27% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2022:
•    the total amount of taxes credited to foreign countries was $462,293.
•    the total amount of income sourced from foreign countries was $2,892,064.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay Candriam Emerging Markets Equity Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay Candriam Emerging Markets Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013883.2MS229-22	MSCEME11-12/22
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Annual Report
October 31, 2022
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-16.63%	0.79%	3.45%	0.90%
		Excluding sales charges		-14.05	1.94	4.04	0.90
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-16.37	0.63	3.29	1.17
		Excluding sales charges		-14.22	1.77	3.87	1.17
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	-18.83	0.68	3.10	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-14.86	1.00	3.10	1.92
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-15.67	1.00	3.09	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		-14.87	1.00	3.09	1.92
Class I Shares	No Sales Charge		4/4/2005	-13.82	2.22	4.30	0.65
Class R2 Shares	No Sales Charge		6/14/2019	-14.14	N/A	2.17	1.00
Class R3 Shares	No Sales Charge		2/29/2016	-14.34	1.59	3.77	1.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-14.45	N/A	-2.04	1.42

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
MSCI EAFE® Index (Net)[2]	-23.00	-0.09	4.13
Bloomberg U.S. Aggregate Bond Index[3]	-15.68	-0.54	0.74
Conservative Allocation Composite Index[4]	-15.83	3.05	4.84
Morningstar Allocation-30% to 50% Equity Category Average[5]	-14.82	1.90	3.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.
5.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% to 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$942.30	$1.71	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$941.40	$2.69	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$938.90	$6.35	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$938.00	$6.35	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$944.20	$0.49	$1,024.70	$0.51	0.10%
Class R2 Shares	$1,000.00	$941.90	$2.20	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$941.30	$3.43	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$940.30	$3.91	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	36.8%
Fixed Income Funds	52.1
Short-Term Investment	10.3
Other Assets, Less Liabilities	0.8
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Conservative Allocation Fund returned −13.82%, outperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and the −23.00% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −15.68% return of the Bloomberg U.S. Aggregate Bond Index and the −15.83% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2022, Class I shares of the Fund outperformed the −14.82% return of the Morningstar Allocation -30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] The fixed-income portion of the Fund shortened its average duration by holding cash and by emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay MacKay High Yield Corporate Bond Fund; these moves lifted relative returns.
Conversely, the underperformance of some of the Underlying Funds relative to their benchmarks detracted modestly from the Fund’s relative performance. The Fund’s largest Underlying Fund holding, MainStay MacKay Total Return Bond Fund, was also the largest individual detractor.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach paid off handsomely during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.5% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
9

shorter maturity instruments, less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on more defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a positive contribution to return of approximately 0.5%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed modestly to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, we tilted the Fund in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position, eventually resetting international exposure to an underweight position, but not before relative performance was slightly diminished.
Gold miners: The Fund maintained a varying position in gold miners as an intended hedge against inflation and/or a monetary policy mistake. The position proved volatile, contributing positively to performance in the first half of the reporting period, only to give it all back in the second half, with little net impact on returns for the reporting period overall.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional intended inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, is a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF. We also added duration to the Fund’s bond portfolio, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into IQ MacKay ESG Core Plus Bond ETF. Both vehicles are managed by the same team and pursue largely identical strategies, although the latter introduces some additional criteria to the selection of individual issues. The Fund benefited from diversification across both products.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds, the top-performing investments involved swaps that had been in place for only part of the reporting period. Exposure to energy companies, the health care industry and low volatility stocks enjoyed the highest returns. Among Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay WMC Value Fund, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF. At the other end of the spectrum, performance proved notably weak for MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Growth Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, SPDR S&P Oil & Gas Exploration ETF, VanEck Oil Services ETF and S&P 500 Healthcare sector all produced positive contributions to return. The Underlying Equity Funds that detracted the most from performance were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay Candriam Emerging Markets Equity Fund.
10	MainStay Conservative Allocation Fund

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest losses came from exposure through a swap to iShares 20+ Year Treasury Bond ETF, and to MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and MainStay Floating Rate Fund. The most significant detractors were MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocations, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals are gradually showing signs of deterioration.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Shares	Value
Affiliated Investment Companies 88.9%
Equity Funds 36.8%
IQ 500 International ETF	267,696	$ 6,936,003
IQ Candriam ESG International Equity ETF	306,707	6,872,200
IQ Candriam ESG U.S. Large Cap Equity ETF	416,371	13,661,132
IQ Chaikin U.S. Large Cap ETF	353,919	11,038,734
IQ Chaikin U.S. Small Cap ETF	255,279	8,332,307
IQ FTSE International Equity Currency Neutral ETF	404,537	8,250,047
IQ Winslow Large Cap Growth ETF (a)(b)	28,565	727,256
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	693,275	5,738,446
MainStay Epoch Capital Growth Fund Class I	139,044	1,458,413
MainStay Epoch International Choice Fund Class I	132,517	4,147,888
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	600,810	11,409,983
MainStay MacKay International Equity Fund Class R6	284,646	3,984,905
MainStay S&P 500 Index Fund Class I	125,569	6,225,368
MainStay Winslow Large Cap Growth Fund Class R6	1,347,851	12,631,253
MainStay WMC Enduring Capital Fund Class R6 (a)	349,547	10,569,440
MainStay WMC Growth Fund Class R6 (a)	427,178	13,336,678
MainStay WMC International Research Equity Fund Class I	684,202	4,070,178
MainStay WMC Small Companies Fund Class I (a)	384,542	8,623,129
MainStay WMC Value Fund Class R6	364,349	11,001,892
Total Equity Funds (Cost $140,198,909)		149,015,252
	Shares	Value

Fixed Income Funds 52.1%
IQ MacKay ESG Core Plus Bond ETF (a)	3,483,580	$ 70,570,364
MainStay Floating Rate Fund Class R6 (a)	3,531,899	30,201,270
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,739,957	13,337,835
MainStay MacKay Short Duration High Yield Fund Class I	1,869,372	16,996,145
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,267,315	79,385,671
Total Fixed Income Funds (Cost $239,642,966)		210,491,285
Total Affiliated Investment Companies (Cost $379,841,875)		359,506,537
Short-Term Investment 10.3%
Affiliated Investment Company 10.3%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	41,565,643	41,565,643
Total Short-Term Investment (Cost $41,565,643)	10.3%	41,565,643
Total Investments (Cost $421,407,518)	99.2%	401,072,180
Other Assets, Less Liabilities	0.8	3,199,856
Net Assets	100.0%	$ 404,272,036

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 8,948	$ 1,149	$ (1,372)	$ 58	$ (1,847)	$ 6,936	$ 308	$ —	268
IQ Candriam ESG International Equity ETF	8,695	1,287	(879)	60	(2,291)	6,872	248	—	307
IQ Candriam ESG U.S. Large Cap Equity ETF	18,855	1,355	(3,511)	582	(3,620)	13,661	203	—	416
IQ Chaikin U.S. Large Cap ETF	12,726	1,045	(1,353)	(110)	(1,269)	11,039	160	—	354
IQ Chaikin U.S. Small Cap ETF	8,996	1,431	(1,350)	358	(1,103)	8,332	99	—	255
IQ FTSE International Equity Currency Neutral ETF	10,170	947	(1,051)	33	(1,849)	8,250	294	—	405
IQ MacKay ESG Core Plus Bond ETF	—	81,001	(2,668)	(286)	(7,477)	70,570	924	—	3,484
IQ Winslow Large Cap Growth ETF	—	787	—	—	(60)	727	—	—	29
MainStay Candriam Emerging Markets Equity Fund Class R6	7,538	1,231	(151)	(25)	(2,854)	5,739	68	—	693
MainStay Epoch Capital Growth Fund Class I	1,886	576	(206)	(31)	(767)	1,458	2	420	139
MainStay Epoch International Choice Fund Class I	5,144	859	(591)	(17)	(1,247)	4,148	131	—	133
MainStay Epoch U.S. Equity Yield Fund Class R6	14,602	317	(2,994)	73	(588)	11,410	274	—	601
MainStay Floating Rate Fund Class R6	38,149	2,101	(7,776)	(310)	(1,963)	30,201	1,405	—	3,532
MainStay MacKay High Yield Corporate Bond Fund Class R6	20,305	12,113	(16,224)	(2,274)	(582)	13,338	1,105	—	2,740
MainStay MacKay International Equity Fund Class R6	4,948	1,925	(517)	(218)	(2,153)	3,985	19	612	285
MainStay MacKay Short Duration High Yield Fund Class I	25,436	11,666	(17,843)	(978)	(1,285)	16,996	1,112	—	1,869
MainStay MacKay Total Return Bond Fund Class R6	193,306	10,005	(88,843)	(9,457)	(25,625)	79,386	4,220	5,785	9,267
MainStay S&P 500 Index Fund Class I (a)	8,546	738	(1,624)	450	(1,885)	6,225	92	294	126
MainStay Short Term Bond Fund Class I	2,536	1	(2,516)	(49)	28	—	5	6	—
MainStay U.S. Government Liquidity Fund	45,132	149,682	(153,248)	—	—	41,566	340	—	41,566
MainStay Winslow Large Cap Growth Fund Class R6	19,359	6,851	(4,074)	(735)	(8,770)	12,631	—	3,581	1,348
MainStay WMC Enduring Capital Fund Class R6	12,610	1,897	(1,563)	(218)	(2,156)	10,570	42	1,033	350
MainStay WMC Growth Fund Class R6	17,634	7,556	(2,279)	(1,140)	(8,434)	13,337	—	3,520	427
MainStay WMC International Research Equity Fund Class I	5,054	934	(475)	(60)	(1,383)	4,070	133	—	684
MainStay WMC Small Companies Fund Class I	8,471	3,966	(768)	(286)	(2,760)	8,623	—	1,946	385
MainStay WMC Value Fund Class R6	13,224	6,324	(2,335)	(131)	(6,080)	11,002	124	5,850	364
	$512,270	$307,744	$(316,211)	$(14,711)	$ (88,020)	$401,072	$11,308	$23,047

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	9,578	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	3,646	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/2/22	Daily	(12,201)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	1,848	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(5,828)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	6,880	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	7,959	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.12%	12/2/22	Daily	(18,910)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	24,754	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	2,381	$ —
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	3,677	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	2,908	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 2.50%	12/2/22	Daily	(3,956)	—
						$ —

1.	As of October 31, 2022, cash in the amount $2,000,000 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 149,015,252	$ —	$ —	$ 149,015,252
Fixed Income Funds	210,491,285	—	—	210,491,285
Total Affiliated Investment Companies	359,506,537	—	—	359,506,537
Short-Term Investment
Affiliated Investment Company	41,565,643	—	—	41,565,643
Total Investments in Securities	$ 401,072,180	$ —	$ —	$ 401,072,180

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $421,407,518)	$401,072,180
Cash	60
Cash collateral on deposit at broker for swap contracts	2,000,000
Receivables:
Dividends and interest on OTC swaps contracts	1,928,151
Dividends and interest	263,760
Fund shares sold	234,126
Manager (See Note 3)	3,309
Other assets	39,376
Total assets	405,540,962
Liabilities
Payables:
Fund shares redeemed	851,864
Investment securities purchased	161,827
NYLIFE Distributors (See Note 3)	99,487
Transfer agent (See Note 3)	79,174
Shareholder communication	57,378
Professional fees	9,786
Custodian	4,443
Trustees	108
Accrued expenses	4,859
Total liabilities	1,268,926
Net assets	$404,272,036
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,667
Additional paid-in-capital	422,281,646
422,319,313
Total distributable earnings (loss)	(18,047,277)
Net assets	$404,272,036
Class A
Net assets applicable to outstanding shares	$336,710,663
Shares of beneficial interest outstanding	31,340,952
Net asset value per share outstanding	$ 10.74
Maximum sales charge (3.00% of offering price)	0.33
Maximum offering price per share outstanding	$ 11.07
Investor Class
Net assets applicable to outstanding shares	$ 33,624,654
Shares of beneficial interest outstanding	3,130,792
Net asset value per share outstanding	$ 10.74
Maximum sales charge (2.50% of offering price)	0.28
Maximum offering price per share outstanding	$ 11.02
Class B
Net assets applicable to outstanding shares	$ 5,786,942
Shares of beneficial interest outstanding	548,686
Net asset value and offering price per share outstanding	$ 10.55
Class C
Net assets applicable to outstanding shares	$ 18,098,597
Shares of beneficial interest outstanding	1,716,464
Net asset value and offering price per share outstanding	$ 10.54
Class I
Net assets applicable to outstanding shares	$ 6,412,375
Shares of beneficial interest outstanding	589,930
Net asset value and offering price per share outstanding	$ 10.87
Class R2
Net assets applicable to outstanding shares	$ 141,641
Shares of beneficial interest outstanding	13,188
Net asset value and offering price per share outstanding	$ 10.74
Class R3
Net assets applicable to outstanding shares	$ 2,195,848
Shares of beneficial interest outstanding	205,417
Net asset value and offering price per share outstanding	$ 10.69
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,301,316
Shares of beneficial interest outstanding	121,452
Net asset value and offering price per share outstanding	$ 10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 11,307,519
Expenses
Distribution/Service—Class A (See Note 3)	956,208
Distribution/Service—Investor Class (See Note 3)	92,419
Distribution/Service—Class B (See Note 3)	82,627
Distribution/Service—Class C (See Note 3)	238,896
Distribution/Service—Class R2 (See Note 3)	349
Distribution/Service—Class R3 (See Note 3)	10,172
Distribution/Service—SIMPLE Class (See Note 3)	4,336
Transfer agent (See Note 3)	394,802
Registration	109,461
Professional fees	44,655
Custodian	26,945
Shareholder communication	16,697
Trustees	9,706
Shareholder service (See Note 3)	2,174
Miscellaneous	24,983
Total expenses before waiver/reimbursement	2,014,430
Expense waiver/reimbursement from Manager (See Note 3)	(14,645)
Net expenses	1,999,785
Net investment income (loss)	9,307,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(14,710,963)
Realized capital gain distributions from affiliated investment companies	23,046,741
Swap transactions	(483,425)
Net realized gain (loss)	7,852,353
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(88,020,370)
Net realized and unrealized gain (loss)	(80,168,017)
Net increase (decrease) in net assets resulting from operations	$(70,860,283)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,307,734	$ 7,796,752
Net realized gain (loss)	7,852,353	26,317,771
Net change in unrealized appreciation (depreciation)	(88,020,370)	35,512,215
Net increase (decrease) in net assets resulting from operations	(70,860,283)	69,626,738
Distributions to shareholders:
Class A	(32,054,607)	(16,481,132)
Investor Class	(2,979,304)	(1,733,066)
Class B	(720,688)	(498,090)
Class C	(1,918,125)	(1,405,781)
Class I	(665,424)	(385,287)
Class R2	(10,998)	(4,957)
Class R3	(140,771)	(54,586)
SIMPLE Class	(41,601)	(3,866)
Total distributions to shareholders	(38,531,518)	(20,566,765)
Capital share transactions:
Net proceeds from sales of shares	48,044,098	59,958,845
Net asset value of shares issued to shareholders in reinvestment of distributions	38,086,216	20,354,709
Cost of shares redeemed	(85,734,187)	(72,335,582)
Increase (decrease) in net assets derived from capital share transactions	396,127	7,977,972
Net increase (decrease) in net assets	(108,995,674)	57,037,945
Net Assets
Beginning of year	513,267,710	456,229,765
End of year	$ 404,272,036	$513,267,710
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.53	$ 12.23	$ 11.96	$ 11.69	$ 12.51
Net investment income (loss) (a)	0.25	0.22	0.25	0.24	0.22
Net realized and unrealized gain (loss)	(2.02)	1.64	0.33	0.69	(0.55)
Total from investment operations	(1.77)	1.86	0.58	0.93	(0.33)
Less distributions:
From net investment income	(0.44)	(0.19)	(0.26)	(0.28)	(0.25)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(1.02)	(0.56)	(0.31)	(0.66)	(0.49)
Net asset value at end of year	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.69
Total investment return (b)	(14.05)%	15.51%	5.00%	8.54%	(2.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09%	1.67%	2.10%	2.11%	1.77%
Net expenses (c)	0.35%	0.37%	0.37%	0.38%	0.36%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000’s)	$ 336,711	$ 419,554	$ 355,167	$ 334,242	$ 299,016

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.53	$ 12.23	$ 11.97	$ 11.69	$ 12.51
Net investment income (loss) (a)	0.22	0.20	0.23	0.22	0.20
Net realized and unrealized gain (loss)	(2.01)	1.64	0.33	0.70	(0.54)
Total from investment operations	(1.79)	1.84	0.56	0.92	(0.34)
Less distributions:
From net investment income	(0.42)	(0.17)	(0.25)	(0.26)	(0.24)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(1.00)	(0.54)	(0.30)	(0.64)	(0.48)
Net asset value at end of year	$ 10.74	$ 13.53	$ 12.23	$ 11.97	$ 11.69
Total investment return (b)	(14.22)%	15.33%	4.80%	8.43%	(2.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	1.49%	1.93%	1.92%	1.60%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.51%
Expenses (before waiver/reimbursement) (c)	0.57%	0.64%	0.61%	0.59%	0.54%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000's)	$ 33,625	$ 41,154	$ 41,762	$ 44,934	$ 37,828

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.30	$ 12.07	$ 11.84	$ 11.64	$ 12.46
Net investment income (loss) (a)	0.13	0.09	0.15	0.14	0.11
Net realized and unrealized gain (loss)	(1.97)	1.63	0.31	0.69	(0.55)
Total from investment operations	(1.84)	1.72	0.46	0.83	(0.44)
Less distributions:
From net investment income	(0.33)	(0.12)	(0.18)	(0.25)	(0.14)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.91)	(0.49)	(0.23)	(0.63)	(0.38)
Net asset value at end of year	$ 10.55	$ 13.30	$ 12.07	$ 11.84	$ 11.64
Total investment return (b)	(14.86)%	14.49%	3.99%	7.61%	(3.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	0.72%	1.23%	1.22%	0.89%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.32%	1.39%	1.36%	1.34%	1.29%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000’s)	$ 5,787	$ 11,550	$ 13,236	$ 17,273	$ 21,988

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.29	$ 12.07	$ 11.84	$ 11.64	$ 12.45
Net investment income (loss) (a)	0.13	0.09	0.14	0.14	0.11
Net realized and unrealized gain (loss)	(1.97)	1.62	0.32	0.69	(0.54)
Total from investment operations	(1.84)	1.71	0.46	0.83	(0.43)
Less distributions:
From net investment income	(0.33)	(0.12)	(0.18)	(0.25)	(0.14)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.91)	(0.49)	(0.23)	(0.63)	(0.38)
Net asset value at end of year	$ 10.54	$ 13.29	$ 12.07	$ 11.84	$ 11.64
Total investment return (b)	(14.87)%	14.41%	3.99%	7.61%	(3.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	0.73%	1.21%	1.24%	0.89%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.32%	1.39%	1.36%	1.34%	1.29%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000’s)	$ 18,099	$ 29,825	$ 36,802	$ 44,222	$ 57,482

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.68	$ 12.36	$ 12.08	$ 11.80	$ 12.61
Net investment income (loss) (a)	0.28	0.25	0.29	0.28	0.26
Net realized and unrealized gain (loss)	(2.04)	1.66	0.33	0.69	(0.54)
Total from investment operations	(1.76)	1.91	0.62	0.97	(0.28)
Less distributions:
From net investment income	(0.47)	(0.22)	(0.29)	(0.31)	(0.29)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(1.05)	(0.59)	(0.34)	(0.69)	(0.53)
Net asset value at end of year	$ 10.87	$ 13.68	$ 12.36	$ 12.08	$ 11.80
Total investment return (b)	(13.82)%	15.79%	5.30%	8.91%	(2.38)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	1.91%	2.40%	2.38%	2.12%
Net expenses (d)	0.10%	0.12%	0.12%	0.13%	0.11%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000’s)	$ 6,412	$ 8,909	$ 7,878	$ 9,272	$ 8,036

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2	2022	2021	2020
Net asset value at beginning of period	$ 13.53	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.24	0.21	0.24	0.08
Net realized and unrealized gain (loss)	(2.02)	1.64	0.34	0.32
Total from investment operations	(1.78)	1.85	0.58	0.40
Less distributions:
From net investment income	(0.43)	(0.18)	(0.26)	(0.05)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	—
Total distributions	(1.01)	(0.55)	(0.31)	(0.05)
Net asset value at end of period	$ 10.74	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	(14.14)%	15.40%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	1.56%	2.00%	1.83%††
Net expenses (c)	0.45%	0.47%	0.47%	0.49%††
Portfolio turnover rate	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 142	$ 141	$ 109	$ 100

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.47	$ 12.19	$ 11.94	$ 11.67	$ 12.50
Net investment income (loss) (a)	0.21	0.17	0.20	0.19	0.15
Net realized and unrealized gain (loss)	(2.01)	1.64	0.34	0.70	(0.52)
Total from investment operations	(1.80)	1.81	0.54	0.89	(0.37)
Less distributions:
From net investment income	(0.40)	(0.16)	(0.24)	(0.24)	(0.22)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.98)	(0.53)	(0.29)	(0.62)	(0.46)
Net asset value at end of year	$ 10.69	$ 13.47	$ 12.19	$ 11.94	$ 11.67
Total investment return (b)	(14.34)%	15.12%	4.59%	8.20%	(3.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.32%	1.66%	1.68%	1.25%
Net expenses (c)	0.70%	0.72%	0.73%	0.73%	0.71%
Portfolio turnover rate	38%	25%	70%	46%	59%
Net assets at end of year (in 000’s)	$ 2,196	$ 1,831	$ 1,249	$ 739	$ 442

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 13.50	$ 12.23	$ 12.58*
Net investment income (loss) (a)	0.20	0.17	0.03
Net realized and unrealized gain (loss)	(2.02)	1.63	(0.38)
Total from investment operations	(1.82)	1.80	(0.35)
Less distributions:
From net investment income	(0.39)	(0.16)	—
From net realized gain on investments	(0.58)	(0.37)	—
Total distributions	(0.97)	(0.53)	—
Net asset value at end of period	$ 10.71	$ 13.50	$ 12.23
Total investment return (b)	(14.45)%	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.27%	1.25%††
Net expenses (c)	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.80%	0.89%	0.88%††
Portfolio turnover rate	38%	25%	70%
Net assets at end of period (in 000’s)	$ 1,301	$ 304	$ 27

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-17.52%	1.98%	5.13%	0.88%
		Excluding sales charges		-14.97	3.14	5.72	0.88
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-17.20	1.79	4.94	1.20
		Excluding sales charges		-15.08	2.95	5.54	1.20
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	-19.65	1.85	4.74	1.95
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-15.77	2.17	4.74	1.95
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-16.54	2.17	4.74	1.95
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.76	2.17	4.74	1.95
Class I Shares	No Sales Charge		4/4/2005	-14.76	3.37	5.98	0.63
Class R2 Shares	No Sales Charge		6/14/2019	-15.01	N/A	3.93	0.98
Class R3 Shares	No Sales Charge		2/29/2016	-15.27	2.78	5.51	1.23
SIMPLE Class Shares	No Sales Charge		8/31/2020	-15.33	N/A	-0.06	1.45

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate Allocation Fund

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
MSCI EAFE® Index (Net)[2]	-23.00	-0.09	4.13
Bloomberg U.S. Aggregate Bond Index[3]	-15.68	-0.54	0.74
Moderate Allocation Composite Index[4]	-16.04	4.72	6.82
Morningstar Allocation-50% to 70% Equity Category Average[5]	-14.40	4.25	6.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$941.80	$1.71	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$941.20	$2.69	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$937.30	$6.35	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$937.30	$6.35	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$942.30	$0.49	$1,024.70	$0.51	0.10%
Class R2 Shares	$1,000.00	$941.00	$2.20	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$940.10	$3.42	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$939.60	$3.91	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
24	MainStay Moderate Allocation Fund

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	56.5%
Fixed Income Funds	31.9
Short-Term Investment	10.6
Other Assets, Less Liabilities	1.0
See Portfolio of Investments beginning on page 29 for specific holdings within these categories. The Fund’s holdings are subject to change.

25

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Moderate Allocation Fund returned −14.76%, underperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and outperforming the −23.00% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −15.68% return of the Bloomberg U.S. Aggregate Bond Index, and the −16.04% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2022, Class I shares of the Fund underperformed the −14.40% return of the Morningstar Allocation -50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] The fixed-income portion of the Fund shortened its average duration by holding cash and by emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay MacKay High Yield Corporate Bond Fund; these moves lifted relative returns.
Conversely, the underperformance of some of the Underlying Funds relative to their benchmarks detracted modestly from the Fund’s relative performance. The Fund’s largest Underlying Fund holding, MainStay MacKay Total Return Bond Fund, was also the largest individual detractor.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach paid off handsomely during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.5% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor

1.	See page 22 for other share class returns, which may be higher or lower than Class I share returns. See page 23 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
26	MainStay Moderate Allocation Fund

shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on more defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a positive contribution to return of approximately 0.5%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed modestly to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, we tilted the Fund in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position, eventually resetting international exposure to an underweight position, but not before relative performance was slightly diminished.
Gold miners: The Fund maintained a varying position in gold miners as an intended hedge against inflation and/or a monetary policy mistake. The position proved volatile, contributing positively to performance in the first half of the reporting period, only to give it all back in the second half, with little net impact on returns for the reporting period overall.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional intended inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, is a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF. We also added duration to the Fund’s bond portfolio, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into IQ MacKay ESG Core Plus Bond ETF. Both vehicles are managed by the same team and pursue largely identical strategies, although the latter introduces some additional criteria to the selection of individual issues. The Fund benefited from diversification across both products.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds, the top-performing investments involved swaps that had been in place for only part of the reporting period. Exposure to energy companies, the health care industry and low volatility stocks enjoyed the highest returns. Among the Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay WMC Value Fund, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF. At the other end of the spectrum, performance proved notably weak for MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Growth Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, SPDR S&P Oil & Gas Exploration ETF, VanEck Oil Services ETF and S&P 500 Healthcare sector all produced positive contributions to return. The Underlying Equity Funds that detracted the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay Candriam Emerging Markets Equity Fund.
27

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest losses came from exposure through a swap to iShares 20+ Year Treasury Bond ETF, and to MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and MainStay Floating Rate Fund. The most significant detractors were MainStay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals are gradually showing signs of deterioration.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
28	MainStay Moderate Allocation Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Affiliated Investment Companies 88.4%
Equity Funds 56.5%
IQ 500 International ETF (a)	712,441	$ 18,459,346
IQ Candriam ESG International Equity ETF (a)	816,264	18,289,538
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,244,531	40,833,062
IQ Chaikin U.S. Large Cap ETF (a)	1,078,423	33,636,013
IQ Chaikin U.S. Small Cap ETF (a)	593,252	19,363,745
IQ FTSE International Equity Currency Neutral ETF (a)	727,213	14,830,637
IQ Winslow Large Cap Growth ETF (a)(b)	80,438	2,047,927
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,077,288	17,194,337
MainStay Epoch Capital Growth Fund Class I (a)	249,763	2,619,741
MainStay Epoch International Choice Fund Class I (a)	429,196	13,434,129
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,838,248	34,910,174
MainStay MacKay International Equity Fund Class R6 (a)	922,032	12,907,989
MainStay S&P 500 Index Fund Class I	225,681	11,188,694
MainStay Winslow Large Cap Growth Fund Class R6	4,010,298	37,582,105
MainStay WMC Enduring Capital Fund Class R6 (a)	1,057,305	31,970,259
MainStay WMC Growth Fund Class R6 (a)	1,272,784	39,736,826
MainStay WMC International Research Equity Fund Class I (a)	2,215,630	13,180,339
MainStay WMC Small Companies Fund Class I (a)	918,078	20,587,355
MainStay WMC Value Fund Class R6 (a)	1,106,558	33,413,640
Total Equity Funds (Cost $396,396,644)		416,185,856
	Shares	Value

Fixed Income Funds 31.9%
IQ MacKay ESG Core Plus Bond ETF (a)	4,023,967	$ 81,517,523
MainStay Floating Rate Fund Class R6 (a)	4,220,732	36,091,479
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,432,166	16,707,441
MainStay MacKay Short Duration High Yield Fund Class I	2,159,879	19,637,405
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,519,034	81,541,948
Total Fixed Income Funds (Cost $265,686,578)		235,495,796
Total Affiliated Investment Companies (Cost $662,083,222)		651,681,652
Short-Term Investment 10.6%
Affiliated Investment Company 10.6%
MainStay U.S. Government Liquidity Fund, 2.905% (a)(c)	78,208,346	78,208,346
Total Short-Term Investment (Cost $78,208,346)	10.6%	78,208,346
Total Investments (Cost $740,291,568)	99.0%	729,889,998
Other Assets, Less Liabilities	1.0	7,472,893
Net Assets	100.0%	$ 737,362,891

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 23,168	$ 2,959	$ (2,963)	$ 55	$ (4,760)	$ 18,459	$ 806	$ —	712
IQ Candriam ESG International Equity ETF	22,592	3,245	(1,678)	(127)	(5,742)	18,290	646	—	816
IQ Candriam ESG U.S. Large Cap Equity ETF	56,419	3,929	(10,459)	370	(9,426)	40,833	598	—	1,245
IQ Chaikin U.S. Large Cap ETF	36,057	4,833	(3,030)	(353)	(3,871)	33,636	478	—	1,078
IQ Chaikin U.S. Small Cap ETF	25,705	4,657	(9,349)	2,707	(4,356)	19,364	224	—	593
IQ FTSE International Equity Currency Neutral ETF	17,601	1,781	(1,324)	(14)	(3,213)	14,831	517	—	727
IQ MacKay ESG Core Plus Bond ETF	—	93,789	(3,971)	(425)	(7,875)	81,518	967	—	4,024
IQ Winslow Large Cap Growth ETF	—	2,216	—	—	(168)	2,048	—	—	80
MainStay Candriam Emerging Markets Equity Fund Class R6	21,671	4,363	(336)	(60)	(8,444)	17,194	194	—	2,077
MainStay Epoch Capital Growth Fund Class I	3,284	1,026	(288)	(48)	(1,354)	2,620	3	732	250
MainStay Epoch International Choice Fund Class I	15,971	2,808	(1,320)	(119)	(3,906)	13,434	408	—	429
MainStay Epoch U.S. Equity Yield Fund Class R6	37,443	3,006	(3,845)	(46)	(1,648)	34,910	788	—	1,838
MainStay Floating Rate Fund Class R6	44,123	2,757	(8,081)	(367)	(2,340)	36,092	1,653	—	4,221
MainStay MacKay High Yield Corporate Bond Fund Class R6	35,227	14,514	(28,346)	(3,943)	(745)	16,707	1,728	—	3,432
MainStay MacKay International Equity Fund Class R6	15,438	6,200	(1,206)	(512)	(7,012)	12,908	59	1,909	922
MainStay MacKay Short Duration High Yield Fund Class I	22,064	19,377	(19,285)	(1,034)	(1,485)	19,637	1,198	—	2,160
MainStay MacKay Total Return Bond Fund Class R6	202,770	12,091	(97,858)	(10,206)	(25,255)	81,542	4,253	6,068	9,519
MainStay S&P 500 Index Fund Class I (a)	21,605	1,605	(9,321)	3,266	(5,966)	11,189	234	744	226
MainStay Short Term Bond Fund Class I	4,399	4	(4,365)	(86)	48	—	8	11	—
MainStay U.S. Government Liquidity Fund	77,521	199,413	(198,726)	—	—	78,208	628	—	78,208
MainStay Winslow Large Cap Growth Fund Class R6	52,905	18,864	(7,017)	(2,163)	(25,007)	37,582	—	9,785	4,010
MainStay WMC Enduring Capital Fund Class R6	36,462	6,448	(3,953)	(249)	(6,738)	31,970	121	2,987	1,057
MainStay WMC Growth Fund Class R6	43,355	27,335	(4,769)	(3,123)	(23,061)	39,737	—	8,655	1,273
MainStay WMC International Research Equity Fund Class I	15,814	2,891	(931)	(129)	(4,465)	13,180	417	—	2,216
MainStay WMC Small Companies Fund Class I	24,633	9,953	(5,729)	(84)	(8,186)	20,587	—	5,657	918
MainStay WMC Value Fund Class R6	35,940	18,962	(4,414)	(723)	(16,351)	33,414	337	15,899	1,107
	$ 892,167	$469,026	$(432,564)	$(17,413)	$(181,326)	$ 729,890	$16,265	$52,447

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	17,214	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	6,437	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/2/22	Daily	(21,863)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	3,252	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(10,408)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	13,914	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	14,203	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.12%	12/2/22	Daily	(29,972)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	39,604	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	4,273	$ —
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	6,376	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,219	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 2.50%	12/2/22	Daily	(7,062)	—
						$ —

1.	As of October 31, 2022, cash in the amount $4,000,000 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 416,185,856	$ —	$ —	$ 416,185,856
Fixed Income Funds	235,495,796	—	—	235,495,796
Total Affiliated Investment Companies	651,681,652	—	—	651,681,652
Short-Term Investment
Affiliated Investment Company	78,208,346	—	—	78,208,346
Total Investments in Securities	$ 729,889,998	$ —	$ —	$ 729,889,998

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $740,291,568)	$729,889,998
Cash	293
Cash collateral on deposit at broker for swap contracts	4,000,000
Due from broker	1,000,000
Receivables:
Dividends and interest on OTC swaps contracts	2,833,199
Dividends and interest	378,765
Fund shares sold	216,016
Manager (See Note 3)	11,838
Prepaid expenses	7
Other assets	40,780
Total assets	738,370,896
Liabilities
Payables:
Fund shares redeemed	375,709
Investment securities purchased	193,634
NYLIFE Distributors (See Note 3)	173,306
Transfer agent (See Note 3)	162,950
Shareholder communication	77,324
Professional fees	13,985
Custodian	3,379
Trustees	49
Accrued expenses	7,669
Total liabilities	1,008,005
Net assets	$737,362,891
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 60,765
Additional paid-in-capital	724,651,306
724,712,071
Total distributable earnings (loss)	12,650,820
Net assets	$737,362,891
Class A
Net assets applicable to outstanding shares	$605,510,859
Shares of beneficial interest outstanding	49,875,996
Net asset value per share outstanding	$ 12.14
Maximum sales charge (3.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 12.52
Investor Class
Net assets applicable to outstanding shares	$ 84,179,998
Shares of beneficial interest outstanding	6,924,901
Net asset value per share outstanding	$ 12.16
Maximum sales charge (2.50% of offering price)	0.31
Maximum offering price per share outstanding	$ 12.47
Class B
Net assets applicable to outstanding shares	$ 14,889,748
Shares of beneficial interest outstanding	1,244,981
Net asset value and offering price per share outstanding	$ 11.96
Class C
Net assets applicable to outstanding shares	$ 19,530,814
Shares of beneficial interest outstanding	1,633,537
Net asset value and offering price per share outstanding	$ 11.96
Class I
Net assets applicable to outstanding shares	$ 8,483,377
Shares of beneficial interest outstanding	692,308
Net asset value and offering price per share outstanding	$ 12.25
Class R2
Net assets applicable to outstanding shares	$ 154,931
Shares of beneficial interest outstanding	12,774
Net asset value and offering price per share outstanding	$ 12.13
Class R3
Net assets applicable to outstanding shares	$ 1,600,525
Shares of beneficial interest outstanding	132,385
Net asset value and offering price per share outstanding	$ 12.09
SIMPLE Class
Net assets applicable to outstanding shares	$ 3,012,639
Shares of beneficial interest outstanding	248,339
Net asset value and offering price per share outstanding	$ 12.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 16,265,227
Expenses
Distribution/Service—Class A (See Note 3)	1,662,707
Distribution/Service—Investor Class (See Note 3)	228,034
Distribution/Service—Class B (See Note 3)	204,435
Distribution/Service—Class C (See Note 3)	243,206
Distribution/Service—Class R2 (See Note 3)	414
Distribution/Service—Class R3 (See Note 3)	7,941
Distribution/Service—SIMPLE Class (See Note 3)	9,469
Transfer agent (See Note 3)	798,371
Registration	113,946
Professional fees	84,686
Shareholder communication	37,637
Custodian	29,510
Trustees	17,114
Shareholder service (See Note 3)	1,754
Miscellaneous	38,013
Total expenses before waiver/reimbursement	3,477,237
Expense waiver/reimbursement from Manager (See Note 3)	(79,295)
Net expenses	3,397,942
Net investment income (loss)	12,867,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(17,413,460)
Realized capital gain distributions from affiliated investment companies	52,446,714
Swap transactions	(347,011)
Net realized gain (loss)	34,686,243
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(181,325,599)
Net realized and unrealized gain (loss)	(146,639,356)
Net increase (decrease) in net assets resulting from operations	$(133,772,071)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,867,285	$ 10,446,065
Net realized gain (loss)	34,686,243	61,005,396
Net change in unrealized appreciation (depreciation)	(181,325,599)	98,856,644
Net increase (decrease) in net assets resulting from operations	(133,772,071)	170,308,105
Distributions to shareholders:
Class A	(64,034,427)	(34,271,649)
Investor Class	(8,433,971)	(5,400,815)
Class B	(1,976,049)	(1,464,688)
Class C	(2,293,600)	(1,732,553)
Class I	(1,040,013)	(525,585)
Class R2	(15,531)	(8,311)
Class R3	(139,179)	(53,511)
SIMPLE Class	(100,741)	(5,676)
Total distributions to shareholders	(78,033,511)	(43,462,788)
Capital share transactions:
Net proceeds from sales of shares	79,637,492	85,932,952
Net asset value of shares issued to shareholders in reinvestment of distributions	77,450,338	43,197,194
Cost of shares redeemed	(101,599,989)	(109,098,684)
Increase (decrease) in net assets derived from capital share transactions	55,487,841	20,031,462
Net increase (decrease) in net assets	(156,317,741)	146,876,779
Net Assets
Beginning of year	893,680,632	746,803,853
End of year	$ 737,362,891	$ 893,680,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.64	$ 13.41	$ 13.28	$ 13.14	$ 14.23
Net investment income (loss) (a)	0.22	0.20	0.24	0.23	0.20
Net realized and unrealized gain (loss)	(2.35)	2.83	0.41	0.81	(0.53)
Total from investment operations	(2.13)	3.03	0.65	1.04	(0.33)
Less distributions:
From net investment income	(0.53)	(0.23)	(0.26)	(0.27)	(0.31)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.37)	(0.80)	(0.52)	(0.90)	(0.76)
Net asset value at end of year	$ 12.14	$ 15.64	$ 13.41	$ 13.28	$ 13.14
Total investment return (b)	(14.97)%	23.28%	4.96%	8.88%	(2.58)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.32%	1.87%	1.82%	1.47%
Net expenses (c)	0.34%	0.35%	0.36%	0.36%	0.34%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000’s)	$ 605,511	$ 721,363	$ 568,079	$ 553,530	$ 480,956

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.65	$ 13.42	$ 13.28	$ 13.14	$ 14.22
Net investment income (loss) (a)	0.19	0.17	0.22	0.21	0.18
Net realized and unrealized gain (loss)	(2.34)	2.82	0.41	0.81	(0.54)
Total from investment operations	(2.15)	2.99	0.63	1.02	(0.36)
Less distributions:
From net investment income	(0.50)	(0.19)	(0.23)	(0.25)	(0.27)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.34)	(0.76)	(0.49)	(0.88)	(0.72)
Net asset value at end of year	$ 12.16	$ 15.65	$ 13.42	$ 13.28	$ 13.14
Total investment return (b)	(15.08)%	22.97%	4.83%	8.64%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.12%	1.68%	1.60%	1.30%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.51%
Expenses (before waiver/reimbursement) (c)	0.61%	0.67%	0.66%	0.64%	0.58%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000's)	$ 84,180	$ 101,233	$ 101,831	$ 104,946	$ 84,202

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.42	$ 13.23	$ 13.09	$ 12.94	$ 14.00
Net investment income (loss) (a)	0.09	0.06	0.13	0.12	0.08
Net realized and unrealized gain (loss)	(2.32)	2.79	0.39	0.79	(0.53)
Total from investment operations	(2.23)	2.85	0.52	0.91	(0.45)
Less distributions:
From net investment income	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)
Net asset value at end of year	$ 11.96	$ 15.42	$ 13.23	$ 13.09	$ 12.94
Total investment return (b)	(15.77)%	22.04%	4.03%	7.82%	(3.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	0.43%	1.00%	0.96%	0.60%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.36%	1.42%	1.40%	1.38%	1.33%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000’s)	$ 14,890	$ 27,037	$ 31,682	$ 40,817	$ 50,416

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.42	$ 13.23	$ 13.08	$ 12.93	$ 14.00
Net investment income (loss) (a)	0.09	0.06	0.13	0.13	0.08
Net realized and unrealized gain (loss)	(2.32)	2.79	0.40	0.78	(0.54)
Total from investment operations	(2.23)	2.85	0.53	0.91	(0.46)
Less distributions:
From net investment income	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)
Net asset value at end of year	$ 11.96	$ 15.42	$ 13.23	$ 13.08	$ 12.93
Total investment return (b)	(15.76)%	22.05%	4.11%	7.83%	(3.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	0.40%	0.99%	1.00%	0.59%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.36%	1.42%	1.40%	1.38%	1.33%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000’s)	$ 19,531	$ 30,309	$ 35,483	$ 43,681	$ 57,496

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.77	$ 13.52	$ 13.37	$ 13.24	$ 14.34
Net investment income (loss) (a)	0.26	0.23	0.30	0.28	0.24
Net realized and unrealized gain (loss)	(2.37)	2.85	0.40	0.79	(0.54)
Total from investment operations	(2.11)	3.08	0.70	1.07	(0.30)
Less distributions:
From net investment income	(0.57)	(0.26)	(0.29)	(0.31)	(0.35)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.41)	(0.83)	(0.55)	(0.94)	(0.80)
Net asset value at end of year	$ 12.25	$ 15.77	$ 13.52	$ 13.37	$ 13.24
Total investment return (b)	(14.76)%	23.52%	5.33%	9.04%	(2.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	1.55%	2.31%	2.15%	1.75%
Net expenses (c)	0.09%	0.10%	0.11%	0.11%	0.09%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000’s)	$ 8,483	$ 11,150	$ 8,586	$ 11,687	$ 13,108

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2	2022	2021	2020
Net asset value at beginning of period	$ 15.62	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.21	0.18	0.24	0.06
Net realized and unrealized gain (loss)	(2.34)	2.82	0.40	0.43
Total from investment operations	(2.13)	3.00	0.64	0.49
Less distributions:
From net investment income	(0.52)	(0.21)	(0.25)	—
From net realized gain on investments	(0.84)	(0.57)	(0.26)	—
Total distributions	(1.36)	(0.78)	(0.51)	—
Net asset value at end of period	$ 12.13	$ 15.62	$ 13.40	$ 13.27
Total investment return (b)	(15.01)%	23.10%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	1.22%	1.81%	1.13%††
Net expenses (c)	0.44%	0.45%	0.46%	0.47%††
Portfolio turnover rate	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 155	$ 177	$ 141	$ 147

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 15.58	$ 13.37	$ 13.24	$ 13.09	$ 14.20
Net investment income (loss) (a)	0.17	0.14	0.20	0.17	0.13
Net realized and unrealized gain (loss)	(2.34)	2.82	0.42	0.82	(0.50)
Total from investment operations	(2.17)	2.96	0.62	0.99	(0.37)
Less distributions:
From net investment income	(0.48)	(0.18)	(0.23)	(0.21)	(0.29)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(1.32)	(0.75)	(0.49)	(0.84)	(0.74)
Net asset value at end of year	$ 12.09	$ 15.58	$ 13.37	$ 13.24	$ 13.09
Total investment return (b)	(15.27)%	22.79%	4.70%	8.46%	(2.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	0.96%	1.54%	1.32%	0.94%
Net expenses (c)	0.69%	0.70%	0.71%	0.71%	0.69%
Portfolio turnover rate	32%	29%	59%	45%	52%
Net assets at end of year (in 000’s)	$ 1,601	$ 1,557	$ 964	$ 1,004	$ 459

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 15.62	$ 13.42	$ 13.95*
Net investment income (loss) (a)	0.15	0.11	0.02
Net realized and unrealized gain (loss)	(2.34)	2.84	(0.55)
Total from investment operations	(2.19)	2.95	(0.53)
Less distributions:
From net investment income	(0.46)	(0.18)	—
From net realized gain on investments	(0.84)	(0.57)	—
Total distributions	(1.30)	(0.75)	—
Net asset value at end of period	$ 12.13	$ 15.62	$ 13.42
Total investment return (b)	(15.33)%	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	0.75%	0.95%††
Net expenses (c)	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.86%	0.92%	0.93%††
Portfolio turnover rate	32%	29%	59%
Net assets at end of period (in 000’s)	$ 3,013	$ 853	$ 38

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-17.45%	2.93%	6.58%	0.90%
		Excluding sales charges		-14.90	4.10	7.18	0.90
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-17.17	2.76	6.39	1.23
		Excluding sales charges		-15.05	3.93	6.99	1.23
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	-19.52	2.84	6.19	1.98
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-15.70	3.15	6.19	1.98
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-16.47	3.15	6.19	1.98
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.70	3.15	6.19	1.98
Class I Shares	No Sales Charge		4/4/2005	-14.68	4.37	7.45	0.65
Class R2 Shares	No Sales Charge		6/14/2019	-14.99	N/A	5.72	1.00
Class R3 Shares	No Sales Charge		2/29/2016	-15.18	3.76	7.01	1.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-15.29	N/A	2.60	1.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
MSCI EAFE® Index (Net)[2]	-23.00	-0.09	4.13
Bloomberg U.S. Aggregate Bond Index[3]	-15.68	-0.54	0.74
Growth Allocation Composite Index[4]	-16.35	6.29	8.75
Morningstar Allocation-70% to 85% Equity Category Average[5]	-15.93	4.22	6.67

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.
5.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
40	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$945.50	$1.72	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$944.90	$2.70	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$941.90	$6.36	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$941.30	$6.36	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$947.00	$0.49	$1,024.70	$0.51	0.10%
Class R2 Shares	$1,000.00	$945.50	$2.21	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$944.50	$3.43	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$943.60	$3.92	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
41

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	75.8%
Fixed Income Funds	12.5
Short-Term Investment	10.8
Other Assets, Less Liabilities	0.9
See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Fund’s holdings are subject to change.

42	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Growth Allocation Fund returned −14.68%, underperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and outperforming the −23.00% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −15.68% return of the Bloomberg U.S. Aggregate Bond Index, and the −16.35% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2022, Class I shares of the Fund outperformed the −15.93% return of the Morningstar Allocation -70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] The fixed-income portion of the Fund shortened its average duration by holding cash and by emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay MacKay High Yield Corporate Bond Fund; these moves lifted relative returns.
The performance of the Underlying Funds relative to their benchmarks produced mixed results, but provided a marginally positive contribution to the Fund’s performance in aggregate. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach paid off handsomely during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.5% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields,

1.	See page 39 for other share class returns, which may be higher or lower than Class I share returns. See page 40 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
43

although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance.
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on more defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a positive contribution to return of approximately 0.5%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed modestly to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, we tilted the Fund in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position, eventually resetting international exposure to an underweight position, but not before relative performance was slightly diminished.
Gold miners: The Fund maintained a varying position in gold miners as an intended hedge against inflation and/or a monetary policy mistake. The position proved volatile, contributing positively to performance in the first half of the reporting period, only to give it all back in the second half, with little net impact on returns for the reporting period overall.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional intended inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, is a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF. We also added duration to the Fund’s bond portfolio, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into IQ MacKay ESG Core Plus Bond ETF. Both vehicles are managed by the same team and pursue largely identical strategies, although the latter introduces some additional criteria to the selection of individual issues. The Fund benefited from diversification across both products. The Fund also reduced its holdings of MainStay MacKay High Yield Corporate Bond Fund to pull back on credit exposure.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds, the top-performing investments involved swaps that had been in place for only part of the reporting period. Exposure to energy companies, the health care industry and low volatility stocks enjoyed the highest returns. Among the Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay WMC Value Fund, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF. At the other end of the spectrum, performance proved notably weak for MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Growth Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included
44	MainStay Growth Allocation Fund

MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, SPDR S&P Oil & Gas Exploration ETF, VanEck Oil Services ETF and S&P 500 Healthcare sector all produced positive contributions to return. The Underlying Equity Funds that detracted the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay Candriam Emerging Markets Equity Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest losses came from exposure through a swap to iShares 20+ Year Treasury Bond ETF, and to MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and IQ MacKay ESG Core Plus Bond ETF. The most significant detractors were MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Bond Fund.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals are gradually showing signs of deterioration.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
45

Portfolio of Investments October 31, 2022†
	Shares	Value
Affiliated Investment Companies 88.3%
Equity Funds 75.8%
IQ 500 International ETF (a)	948,287	$ 24,570,116
IQ Candriam ESG International Equity ETF (a)	1,090,790	24,440,677
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,488,856	48,849,366
IQ Chaikin U.S. Large Cap ETF (a)	1,442,632	44,995,692
IQ Chaikin U.S. Small Cap ETF (a)	1,309,557	42,743,941
IQ FTSE International Equity Currency Neutral ETF (a)	731,177	14,911,478
IQ Winslow Large Cap Growth ETF (a)(b)	105,234	2,679,226
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,934,446	24,289,290
MainStay Epoch Capital Growth Fund Class I (a)	251,959	2,642,774
MainStay Epoch International Choice Fund Class I (a)	625,767	19,586,936
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,425,912	46,070,490
MainStay MacKay International Equity Fund Class R6 (a)	1,344,625	18,824,082
MainStay S&P 500 Index Fund Class I	226,914	11,249,821
MainStay Winslow Large Cap Growth Fund Class R6	4,880,622	45,738,259
MainStay WMC Enduring Capital Fund Class R6 (a)	1,449,484	43,828,763
MainStay WMC Growth Fund Class R6 (a)	1,534,974	47,922,513
MainStay WMC International Research Equity Fund Class I (a)	3,227,135	19,197,582
MainStay WMC Small Companies Fund Class I (a)	1,915,560	42,955,295
MainStay WMC Value Fund Class R6 (a)	1,497,820	45,228,182
Total Equity Funds (Cost $534,479,444)		570,724,483
	Shares	Value

Fixed Income Funds 12.5%
IQ MacKay ESG Core Plus Bond ETF (a)	616,686	$ 12,492,825
MainStay Floating Rate Fund Class R6 (a)	4,213,658	36,030,986
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,141,418	15,292,107
MainStay MacKay Short Duration High Yield Fund Class I	1,916,755	17,426,944
MainStay MacKay Total Return Bond Fund Class R6	1,463,810	12,539,289
Total Fixed Income Funds (Cost $97,855,290)		93,782,151
Total Affiliated Investment Companies (Cost $632,334,734)		664,506,634
Short-Term Investment 10.8%
Affiliated Investment Company 10.8%
MainStay U.S. Government Liquidity Fund, 2.905% (a)(c)	81,000,096	81,000,096
Total Short-Term Investment (Cost $81,000,096)	10.8%	81,000,096
Total Investments (Cost $713,334,830)	99.1%	745,506,730
Other Assets, Less Liabilities	0.9	6,786,804
Net Assets	100.0%	$ 752,293,534

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 31,518	$ 2,823	$ (3,351)	$ 245	$ (6,665)	$ 24,570	$ 1,090	$ —	948
IQ Candriam ESG International Equity ETF	30,446	3,398	(1,482)	(218)	(7,703)	24,441	868	—	1,091
IQ Candriam ESG U.S. Large Cap Equity ETF	69,277	3,091	(12,467)	897	(11,949)	48,849	724	—	1,489
IQ Chaikin U.S. Large Cap ETF	49,858	4,239	(3,363)	(317)	(5,421)	44,996	638	—	1,443
IQ Chaikin U.S. Small Cap ETF	43,922	3,821	(699)	(46)	(4,254)	42,744	539	—	1,310
IQ FTSE International Equity Currency Neutral ETF	18,364	1,067	(1,222)	92	(3,390)	14,911	526	—	731
IQ MacKay ESG Core Plus Bond ETF	—	12,750	(28)	(3)	(226)	12,493	31	—	617
IQ Winslow Large Cap Growth ETF	—	2,899	—	—	(220)	2,679	—	—	105
MainStay Candriam Emerging Markets Equity Fund Class R6	31,337	5,562	(515)	(65)	(12,030)	24,289	282	—	2,934
MainStay Epoch Capital Growth Fund Class I	3,402	898	(207)	(34)	(1,416)	2,643	5	758	252
MainStay Epoch International Choice Fund Class I	24,126	3,221	(1,775)	(22)	(5,963)	19,587	617	—	626
MainStay Epoch U.S. Equity Yield Fund Class R6	49,334	2,810	(3,793)	(99)	(2,181)	46,071	1,035	—	2,426
MainStay Floating Rate Fund Class R6	45,562	3,463	(10,229)	(454)	(2,311)	36,031	1,675	—	4,214
MainStay MacKay High Yield Corporate Bond Fund Class R6	36,407	12,484	(28,807)	(4,061)	(731)	15,292	1,791	—	3,141
MainStay MacKay International Equity Fund Class R6	23,131	8,266	(1,535)	(633)	(10,405)	18,824	89	2,860	1,345
MainStay MacKay Short Duration High Yield Fund Class I	22,784	28,503	(31,345)	(1,352)	(1,163)	17,427	1,141	—	1,917
MainStay MacKay Total Return Bond Fund Class R6	27,310	11,838	(24,671)	(985)	(953)	12,539	237	817	1,464
MainStay S&P 500 Index Fund Class I (a)	40,628	2,245	(27,510)	8,600	(12,713)	11,250	439	1,399	227
MainStay Short Term Bond Fund Class I	4,542	3	(4,507)	(88)	50	—	8	12	—
MainStay U.S. Government Liquidity Fund	77,898	150,601	(147,499)	—	—	81,000	643	—	81,000
MainStay Winslow Large Cap Growth Fund Class R6	70,521	19,936	(10,615)	(1,936)	(32,168)	45,738	—	13,043	4,881
MainStay WMC Enduring Capital Fund Class R6	51,881	6,375	(4,566)	(340)	(9,521)	43,829	173	4,250	1,449
MainStay WMC Growth Fund Class R6	52,771	31,242	(4,767)	(3,222)	(28,101)	47,923	—	10,534	1,535
MainStay WMC International Research Equity Fund Class I	23,755	3,267	(1,019)	(113)	(6,692)	19,198	626	—	3,227
MainStay WMC Small Companies Fund Class I	44,757	16,320	(1,848)	(247)	(16,027)	42,955	—	10,279	1,916
MainStay WMC Value Fund Class R6	50,079	23,341	(4,375)	(147)	(23,670)	45,228	469	22,154	1,498
	$ 923,610	$364,463	$(332,195)	$(4,548)	$(205,823)	$ 745,507	$ 13,646	$66,106

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2022† (continued)
Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	17,357	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	6,553	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/2/22	Daily	(21,968)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	3,288	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(10,542)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	14,910	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	14,354	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.12%	12/2/22	Daily	(27,885)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	39,743	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	4,256	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	6,497	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,203	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 2.50%	12/2/22	Daily	(7,153)	—
						$ —

1.	As of October 31, 2022, cash in the amount $3,999,999 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth Allocation Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 570,724,483	$ —	$ —	$ 570,724,483
Fixed Income Funds	93,782,151	—	—	93,782,151
Total Affiliated Investment Companies	664,506,634	—	—	664,506,634
Short-Term Investment
Affiliated Investment Company	81,000,096	—	—	81,000,096
Total Investments in Securities	$ 745,506,730	$ —	$ —	$ 745,506,730

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $713,334,830)	$745,506,730
Cash	2,933
Cash collateral on deposit at broker for swap contracts	3,999,999
Receivables:
Dividends and interest on OTC swaps contracts	2,990,584
Fund shares sold	439,703
Dividends and interest	385,995
Manager (See Note 3)	12,247
Prepaid expenses	21
Other assets	43,222
Total assets	753,381,434
Liabilities
Payables:
Fund shares redeemed	398,008
Investment securities purchased	193,563
Transfer agent (See Note 3)	184,115
NYLIFE Distributors (See Note 3)	176,130
Shareholder communication	103,276
Professional fees	15,727
Custodian	7,545
Accrued expenses	9,536
Total liabilities	1,087,900
Net assets	$752,293,534
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,890
Additional paid-in-capital	685,874,441
685,929,331
Total distributable earnings (loss)	66,364,203
Net assets	$752,293,534
Class A
Net assets applicable to outstanding shares	$603,691,356
Shares of beneficial interest outstanding	44,018,090
Net asset value per share outstanding	$ 13.71
Maximum sales charge (3.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 14.13
Investor Class
Net assets applicable to outstanding shares	$ 99,449,439
Shares of beneficial interest outstanding	7,244,981
Net asset value per share outstanding	$ 13.73
Maximum sales charge (2.50% of offering price)	0.35
Maximum offering price per share outstanding	$ 14.08
Class B
Net assets applicable to outstanding shares	$ 16,753,250
Shares of beneficial interest outstanding	1,245,109
Net asset value and offering price per share outstanding	$ 13.46
Class C
Net assets applicable to outstanding shares	$ 20,271,770
Shares of beneficial interest outstanding	1,506,152
Net asset value and offering price per share outstanding	$ 13.46
Class I
Net assets applicable to outstanding shares	$ 7,973,949
Shares of beneficial interest outstanding	572,395
Net asset value and offering price per share outstanding	$ 13.93
Class R2
Net assets applicable to outstanding shares	$ 77,705
Shares of beneficial interest outstanding	5,670
Net asset value and offering price per share outstanding	$ 13.70
Class R3
Net assets applicable to outstanding shares	$ 1,004,133
Shares of beneficial interest outstanding	73,726
Net asset value and offering price per share outstanding	$ 13.62
SIMPLE Class
Net assets applicable to outstanding shares	$ 3,071,932
Shares of beneficial interest outstanding	224,041
Net asset value and offering price per share outstanding	$ 13.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth Allocation Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 13,645,726
Expenses
Distribution/Service—Class A (See Note 3)	1,651,916
Distribution/Service—Investor Class (See Note 3)	269,351
Distribution/Service—Class B (See Note 3)	230,317
Distribution/Service—Class C (See Note 3)	242,464
Distribution/Service—Class R2 (See Note 3)	210
Distribution/Service—Class R3 (See Note 3)	6,344
Distribution/Service—SIMPLE Class (See Note 3)	11,404
Transfer agent (See Note 3)	896,477
Registration	112,783
Professional fees	63,410
Shareholder communication	42,861
Custodian	36,128
Trustees	17,243
Shareholder service (See Note 3)	1,381
Miscellaneous	39,685
Total expenses before waiver/reimbursement	3,621,974
Expense waiver/reimbursement from Manager (See Note 3)	(80,706)
Net expenses	3,541,268
Net investment income (loss)	10,104,458
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(4,548,178)
Realized capital gain distributions from affiliated investment companies	66,106,351
Swap transactions	(1,468,902)
Net realized gain (loss)	60,089,271
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(205,823,448)
Net realized and unrealized gain (loss)	(145,734,177)
Net increase (decrease) in net assets resulting from operations	$(135,629,719)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,104,458	$ 7,822,013
Net realized gain (loss)	60,089,271	71,646,065
Net change in unrealized appreciation (depreciation)	(205,823,448)	148,908,402
Net increase (decrease) in net assets resulting from operations	(135,629,719)	228,376,480
Distributions to shareholders:
Class A	(73,904,222)	(31,498,716)
Investor Class	(11,530,594)	(6,212,150)
Class B	(2,637,375)	(1,465,424)
Class C	(2,609,494)	(1,469,549)
Class I	(800,931)	(489,405)
Class R1 (a)	(6,054)	(1,919)
Class R2	(9,226)	(4,993)
Class R3	(167,463)	(56,274)
SIMPLE Class	(191,425)	(16,390)
Total distributions to shareholders	(91,856,784)	(41,214,820)
Capital share transactions:
Net proceeds from sales of shares	65,486,668	77,741,470
Net asset value of shares issued to shareholders in reinvestment of distributions	91,464,910	41,061,476
Cost of shares redeemed	(102,221,841)	(124,117,592)
Increase (decrease) in net assets derived from capital share transactions	54,729,737	(5,314,646)
Net increase (decrease) in net assets	(172,756,766)	181,847,014
Net Assets
Beginning of year	925,050,300	743,203,286
End of year	$ 752,293,534	$ 925,050,300

(a)	Class R1 liquidated and no longer offered for sale as of April 28, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.89	$ 14.33	$ 14.40	$ 14.76	$ 15.96
Net investment income (loss) (a)	0.19	0.16	0.24	0.22	0.16
Net realized and unrealized gain (loss)	(2.56)	4.22	0.32	0.77	(0.55)
Total from investment operations	(2.37)	4.38	0.56	0.99	(0.39)
Less distributions:
From net investment income	(0.66)	(0.17)	(0.26)	(0.28)	(0.36)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.81)	(0.82)	(0.63)	(1.35)	(0.81)
Net asset value at end of year	$ 13.71	$ 17.89	$ 14.33	$ 14.40	$ 14.76
Total investment return (b)	(14.90)%	31.45%	3.89%	8.17%	(2.75)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	0.98%	1.69%	1.55%	1.02%
Net expenses (c)	0.35%	0.35%	0.37%	0.37%	0.35%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000’s)	$ 603,691	$ 728,402	$ 542,938	$ 545,586	$ 484,182

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.91	$ 14.33	$ 14.40	$ 14.76	$ 15.93
Net investment income (loss) (a)	0.17	0.14	0.21	0.18	0.14
Net realized and unrealized gain (loss)	(2.58)	4.22	0.32	0.79	(0.55)
Total from investment operations	(2.41)	4.36	0.53	0.97	(0.41)
Less distributions:
From net investment income	(0.62)	(0.13)	(0.23)	(0.26)	(0.31)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.77)	(0.78)	(0.60)	(1.33)	(0.76)
Net asset value at end of year	$ 13.73	$ 17.91	$ 14.33	$ 14.40	$ 14.76
Total investment return (b)	(15.05)%	31.27%	3.70%	7.94%	(2.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.82%	1.54%	1.32%	0.87%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.52%
Expenses (before waiver/reimbursement) (c)	0.60%	0.68%	0.67%	0.68%	0.61%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000's)	$ 99,449	$ 122,265	$ 126,514	$ 139,892	$ 110,200

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Net investment income (loss) (a)	0.06	0.02	0.12	0.10	0.03
Net realized and unrealized gain (loss)	(2.54)	4.14	0.30	0.76	(0.55)
Total from investment operations	(2.48)	4.16	0.42	0.86	(0.52)
Less distributions:
From net investment income	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)
Net asset value at end of year	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Total investment return (b)	(15.70)%	30.24%	2.97%	7.14%	(3.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.11%	0.87%	0.73%	0.18%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.27%
Expenses (before waiver/reimbursement) (c)	1.35%	1.43%	1.42%	1.42%	1.36%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000’s)	$ 16,753	$ 30,461	$ 32,739	$ 43,800	$ 55,493

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Net investment income (loss) (a)	0.05	0.02	0.11	0.10	0.02
Net realized and unrealized gain (loss)	(2.53)	4.14	0.31	0.76	(0.54)
Total from investment operations	(2.48)	4.16	0.42	0.86	(0.52)
Less distributions:
From net investment income	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)
Net asset value at end of year	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Total investment return (b)	(15.70)%	30.23%	2.97%	7.14%	(3.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.09%	0.81%	0.76%	0.14%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.27%
Expenses (before waiver/reimbursement) (c)	1.35%	1.43%	1.42%	1.42%	1.36%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000’s)	$ 20,272	$ 29,440	$ 31,564	$ 36,721	$ 47,590

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.15	$ 14.52	$ 14.58	$ 14.94	$ 16.14
Net investment income (loss) (a)	0.23	0.21	0.31	0.25	0.21
Net realized and unrealized gain (loss)	(2.60)	4.27	0.30	0.78	(0.56)
Total from investment operations	(2.37)	4.48	0.61	1.03	(0.35)
Less distributions:
From net investment income	(0.70)	(0.20)	(0.30)	(0.32)	(0.40)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.85)	(0.85)	(0.67)	(1.39)	(0.85)
Net asset value at end of year	$ 13.93	$ 18.15	$ 14.52	$ 14.58	$ 14.94
Total investment return (b)	(14.68)%	31.82%	4.16%	8.40%	(2.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.23%	2.18%	1.74%	1.32%
Net expenses (c)	0.10%	0.10%	0.11%	0.13%	0.10%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000’s)	$ 7,974	$ 11,142	$ 8,063	$ 11,037	$ 8,129

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2	2022	2021	2020
Net asset value at beginning of period	$ 17.88	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.18	0.15	0.25	0.04
Net realized and unrealized gain (loss)	(2.57)	4.21	0.29	0.54
Total from investment operations	(2.39)	4.36	0.54	0.58
Less distributions:
From net investment income	(0.64)	(0.15)	(0.25)	—
From net realized gain on investments	(1.15)	(0.65)	(0.37)	—
Total distributions	(1.79)	(0.80)	(0.62)	—
Net asset value at end of period	$ 13.70	$ 17.88	$ 14.32	$ 14.40
Total investment return (b)	(14.99)%	31.34%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	0.90%	1.79%	0.68%††
Net expenses (c)	0.45%	0.45%	0.47%	0.49%††
Portfolio turnover rate	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 78	$ 92	$ 89	$ 130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.78	$ 14.24	$ 14.33	$ 14.68	$ 15.90
Net investment income (loss) (a)	0.15	0.10	0.20	0.12	0.06
Net realized and unrealized gain (loss)	(2.56)	4.20	0.31	0.83	(0.49)
Total from investment operations	(2.41)	4.30	0.51	0.95	(0.43)
Less distributions:
From net investment income	(0.60)	(0.11)	(0.23)	(0.23)	(0.34)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.75)	(0.76)	(0.60)	(1.30)	(0.79)
Net asset value at end of year	$ 13.62	$ 17.78	$ 14.24	$ 14.33	$ 14.68
Total investment return (b)	(15.18)%	30.99%	3.53%	7.81%	(3.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.60%	1.43%	0.90%	0.38%
Net expenses (c)	0.70%	0.70%	0.72%	0.73%	0.70%
Portfolio turnover rate	25%	29%	47%	42%	47%
Net assets at end of year (in 000’s)	$ 1,004	$ 1,622	$ 1,084	$ 1,262	$ 449

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 17.89	$ 14.33	$ 15.03*
Net investment income (loss) (a)	0.12	0.06	0.02
Net realized and unrealized gain (loss)	(2.57)	4.25	(0.72)
Total from investment operations	(2.45)	4.31	(0.70)
Less distributions:
From net investment income	(0.58)	(0.10)	—
From net realized gain on investments	(1.15)	(0.65)	—
Total distributions	(1.73)	(0.75)	—
Net asset value at end of period	$ 13.71	$ 17.89	$ 14.33
Total investment return (b)	(15.29)%	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.37%	0.80%††
Net expenses (c)	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.85%	0.93%	0.95%††
Portfolio turnover rate	25%	29%	47%
Net assets at end of period (in 000’s)	$ 3,072	$ 1,567	$ 180

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay Growth Allocation Fund

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-20.04%	3.52%	7.54%	0.94%
		Excluding sales charges		-17.56	4.69	8.15	0.94
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-19.78	3.33	7.36	1.27
		Excluding sales charges		-17.72	4.51	7.97	1.27
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	-22.00	3.43	7.18	2.02
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-18.36	3.73	7.18	2.02
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-19.10	3.73	7.17	2.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-18.37	3.73	7.17	2.02
Class I Shares	No Sales Charge		4/4/2005	-17.35	4.94	8.42	0.69
Class R3 Shares	No Sales Charge		2/29/2016	-17.91	4.31	8.04	1.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	-17.91	N/A	3.60	1.52

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
57

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
MSCI EAFE® Index (Net)[2]	-23.00	-0.09	4.13
Equity Allocation Composite Index[3]	-16.75	7.77	10.63
Morningstar Allocation-85%+ Equity Category Average[4]	-20.09	4.46	7.75

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500®Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.
4.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
58	MainStay Equity Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$936.70	$1.85	$1,023.29	$1.94	0.38%
Investor Class Shares	$1,000.00	$935.40	$2.68	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$931.60	$6.33	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$931.80	$6.33	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$937.50	$0.63	$1,024.55	$0.66	0.13%
Class R3 Shares	$1,000.00	$934.20	$3.56	$1,021.53	$3.72	0.73%
SIMPLE Class Shares	$1,000.00	$934.10	$3.90	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
59

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	95.8%
Short-Term Investment	3.7
Other Assets, Less Liabilities	0.5
See Portfolio of Investments beginning on page 63 for specific holdings within these categories. The Fund’s holdings are subject to change.

60	MainStay Equity Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Equity Allocation Fund returned −17.35%, underperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index") and outperforming the −23.00% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the −16.75% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the −20.09% return of the Morningstar Allocation -85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds. The Underlying Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Fund’s outperformance was driven by a preference for value over growth, with specific focus on energy companies and defensive sectors that the markets rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies. The performance of the Underlying Funds relative to their benchmarks produced mixed results, but provided a marginally positive contribution to the Fund’s performance in aggregate. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Equity style: In the same way that inflation is threatening to long-duration2 bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on more defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a positive contribution to return of approximately 0.5%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed modestly to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, we tilted the Fund in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position, eventually resetting international exposure to an underweight position, but not before relative performance was slightly diminished.
Energy: The Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.

1.	See page 57 for other share class returns, which may be higher or lower than Class I share returns. See page 58 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
61

How did the Fund’s allocations change over the course of the reporting period?
We made only slight adjustments to Underlying Fund holdings. The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, is a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF.
During the reporting period, which Underlying Funds had the highest total returns and which had the lowest total returns?
Among Underlying Funds, the top-performing investments involved swaps that had been in place for only part of the reporting period. Exposure to energy companies, the health care industry and low volatility stocks enjoyed the highest returns. Among the Underlying Funds held for the entire reporting period, the highest returns came from MainStay WMC Value Fund, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF. At the other end of the spectrum, performance proved notably weak for MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Growth Fund.
Which Underlying Funds were the strongest positive contributors to the Fund’s performance and which Underlying Funds were particularly weak?
While none of the Underlying Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, SPDR S&P Oil & Gas Exploration ETF, VanEck Oil Services ETF and S&P 500 Healthcare sector all produced positive contributions to return. The Underlying Funds that detracted the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay Candriam Emerging Markets Equity Fund.
How was the Fund positioned at the end of the reporting period?
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund also maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
62	MainStay Equity Allocation Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Affiliated Investment Companies 95.8%
Equity Funds 95.8%
IQ 500 International ETF (a)	596,439	$ 15,453,735
IQ Candriam ESG International Equity ETF (a)	687,733	15,409,621
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	970,029	31,826,652
IQ Chaikin U.S. Large Cap ETF (a)	958,355	29,891,092
IQ Chaikin U.S. Small Cap ETF (a)	888,105	28,987,747
IQ FTSE International Equity Currency Neutral ETF	380,042	7,750,501
IQ Winslow Large Cap Growth ETF (a)(b)	54,564	1,389,183
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,177,255	18,021,792
MainStay Epoch Capital Growth Fund Class I	130,251	1,366,185
MainStay Epoch International Choice Fund Class I (a)	412,562	12,913,490
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,612,450	30,622,036
MainStay MacKay International Equity Fund Class R6 (a)	886,452	12,409,891
MainStay S&P 500 Index Fund Class I	118,272	5,863,641
MainStay Winslow Large Cap Growth Fund Class R6	3,220,649	30,181,992
MainStay WMC Enduring Capital Fund Class R6 (a)	965,766	29,202,355
MainStay WMC Growth Fund Class R6 (a)	999,968	31,219,409
MainStay WMC International Research Equity Fund Class I (a)	2,127,601	12,656,673
	Shares	Value

Equity Funds (continued)
MainStay WMC Small Companies Fund Class I (a)	1,295,853	$ 29,058,732
MainStay WMC Value Fund Class R6 (a)	995,993	30,075,001
Total Affiliated Investment Companies (Cost $362,752,975)		374,299,728
Short-Term Investment 3.7%
Affiliated Investment Company 3.7%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	14,588,056	14,588,056
Total Short-Term Investment (Cost $14,588,056)	3.7%	14,588,056
Total Investments (Cost $377,341,031)	99.5%	388,887,784
Other Assets, Less Liabilities	0.5	2,010,735
Net Assets	100.0%	$ 390,898,519

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments October 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 20,659	$ 2,055	$ (3,192)	$ 165	$ (4,233)	$ 15,454	$ 702	$ —	596
IQ Candriam ESG International Equity ETF	20,184	1,800	(1,465)	(132)	(4,977)	15,410	557	—	688
IQ Candriam ESG U.S. Large Cap Equity ETF	45,944	1,614	(8,457)	884	(8,158)	31,827	469	—	970
IQ Chaikin U.S. Large Cap ETF	31,234	4,432	(1,892)	(350)	(3,533)	29,891	423	—	958
IQ Chaikin U.S. Small Cap ETF	26,204	6,039	(425)	(47)	(2,783)	28,988	354	—	888
IQ FTSE International Equity Currency Neutral ETF	9,607	516	(625)	(62)	(1,685)	7,751	275	—	380
IQ Winslow Large Cap Growth ETF	—	1,503	—	—	(114)	1,389	—	—	55
MainStay Candriam Emerging Markets Equity Fund Class R6	23,328	4,978	(1,165)	(297)	(8,822)	18,022	209	—	2,177
MainStay Epoch Capital Growth Fund Class I	1,805	471	(141)	(25)	(744)	1,366	2	402	130
MainStay Epoch International Choice Fund Class I	16,037	1,987	(1,102)	(111)	(3,898)	12,913	410	—	413
MainStay Epoch U.S. Equity Yield Fund Class R6	35,655	1,100	(4,600)	(5)	(1,528)	30,622	709	—	1,612
MainStay MacKay International Equity Fund Class R6	14,977	5,664	(817)	(361)	(7,053)	12,410	57	1,852	886
MainStay S&P 500 Index Fund Class I (a)	35,121	1,786	(27,355)	6,432	(10,120)	5,864	380	1,209	118
MainStay U.S. Government Liquidity Fund	17,193	42,250	(44,855)	—	—	14,588	111	—	14,588
MainStay Winslow Large Cap Growth Fund Class R6	46,321	14,240	(8,151)	(1,166)	(21,062)	30,182	—	8,567	3,221
MainStay WMC Enduring Capital Fund Class R6	28,553	9,287	(2,507)	(453)	(5,678)	29,202	95	2,339	966
MainStay WMC Growth Fund Class R6	38,251	17,298	(2,895)	(2,033)	(19,403)	31,218	—	7,636	1,000
MainStay WMC International Research Equity Fund Class I	15,897	1,904	(578)	(70)	(4,496)	12,657	419	—	2,128
MainStay WMC Small Companies Fund Class I	26,834	12,426	—	—	(10,201)	29,059	—	6,163	1,296
MainStay WMC Value Fund Class R6	36,016	16,335	(5,202)	(42)	(17,032)	30,075	338	15,933	996
	$ 489,820	$147,685	$(115,424)	$ 2,327	$(135,520)	$ 388,888	$5,510	$44,101

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2022 were as follows:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	9,015	$ —
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/2/22	Daily	(11,655)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	1,788	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(5,737)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	7,072	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	6,997	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF minus 0.10%	12/2/22	Daily	(1,331)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	8,223	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	2,001	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	1,804	$ —
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	2,399	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 2.75%	12/2/22	Daily	(3,983)	—
						$ —

1.	As of October 31, 2022, cash in the amount $0 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 374,299,728	$ —	$ —	$ 374,299,728
Short-Term Investment
Affiliated Investment Company	14,588,056	—	—	14,588,056
Total Investments in Securities	$ 388,887,784	$ —	$ —	$ 388,887,784

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $377,341,031)	$388,887,784
Cash	72
Receivables:
Dividends and interest on OTC swaps contracts	2,423,718
Fund shares sold	117,058
Interest	29,059
Manager (See Note 3)	10,125
Other assets	38,401
Total assets	391,506,217
Liabilities
Payables:
Fund shares redeemed	361,492
Transfer agent (See Note 3)	107,624
NYLIFE Distributors (See Note 3)	92,225
Shareholder communication	24,496
Professional fees	9,066
Custodian	5,231
Accrued expenses	7,564
Total liabilities	607,698
Net assets	$390,898,519
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,024
Additional paid-in-capital	350,017,321
350,044,345
Total distributable earnings (loss)	40,854,174
Net assets	$390,898,519
Class A
Net assets applicable to outstanding shares	$302,558,864
Shares of beneficial interest outstanding	20,871,670
Net asset value per share outstanding	$ 14.50
Maximum sales charge (3.00% of offering price)	0.45
Maximum offering price per share outstanding	$ 14.95
Investor Class
Net assets applicable to outstanding shares	$ 58,318,184
Shares of beneficial interest outstanding	4,027,162
Net asset value per share outstanding	$ 14.48
Maximum sales charge (2.50% of offering price)	0.37
Maximum offering price per share outstanding	$ 14.85
Class B
Net assets applicable to outstanding shares	$ 10,467,741
Shares of beneficial interest outstanding	753,011
Net asset value and offering price per share outstanding	$ 13.90
Class C
Net assets applicable to outstanding shares	$ 10,762,984
Shares of beneficial interest outstanding	772,645
Net asset value and offering price per share outstanding	$ 13.93
Class I
Net assets applicable to outstanding shares	$ 5,462,790
Shares of beneficial interest outstanding	368,214
Net asset value and offering price per share outstanding	$ 14.84
Class R3
Net assets applicable to outstanding shares	$ 1,944,766
Shares of beneficial interest outstanding	135,489
Net asset value and offering price per share outstanding	$ 14.35
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,383,190
Shares of beneficial interest outstanding	95,646
Net asset value and offering price per share outstanding	$ 14.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity Allocation Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 5,509,952
Expenses
Distribution/Service—Class A (See Note 3)	836,344
Distribution/Service—Investor Class (See Note 3)	159,506
Distribution/Service—Class B (See Note 3)	141,398
Distribution/Service—Class C (See Note 3)	129,518
Distribution/Service—Class R3 (See Note 3)	10,079
Distribution/Service—SIMPLE Class (See Note 3)	4,229
Transfer agent (See Note 3)	526,596
Registration	103,321
Professional fees	66,006
Custodian	27,198
Shareholder communication	14,560
Trustees	9,051
Shareholder service (See Note 3)	2,016
Miscellaneous	27,276
Total expenses before waiver/reimbursement	2,057,098
Expense waiver/reimbursement from Manager (See Note 3)	(72,266)
Net expenses	1,984,832
Net investment income (loss)	3,525,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	2,326,656
Realized capital gain distributions from affiliated investment companies	44,100,837
Swap transactions	222,124
Net realized gain (loss)	46,649,617
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(135,519,813)
Net realized and unrealized gain (loss)	(88,870,196)
Net increase (decrease) in net assets resulting from operations	$ (85,345,076)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,525,120	$ 2,356,690
Net realized gain (loss)	46,649,617	42,435,715
Net change in unrealized appreciation (depreciation)	(135,519,813)	100,435,412
Net increase (decrease) in net assets resulting from operations	(85,345,076)	145,227,817
Distributions to shareholders:
Class A	(42,722,083)	(14,572,968)
Investor Class	(7,837,705)	(3,373,691)
Class B	(1,882,929)	(929,852)
Class C	(1,657,436)	(786,948)
Class I	(777,037)	(264,076)
Class R3	(237,105)	(71,345)
SIMPLE Class	(69,622)	(3,946)
Total distributions to shareholders	(55,183,917)	(20,002,826)
Capital share transactions:
Net proceeds from sales of shares	39,138,627	41,972,232
Net asset value of shares issued to shareholders in reinvestment of distributions	54,836,059	19,905,540
Cost of shares redeemed	(52,534,541)	(70,932,485)
Increase (decrease) in net assets derived from capital share transactions	41,440,145	(9,054,713)
Net increase (decrease) in net assets	(99,088,848)	116,170,278
Net Assets
Beginning of year	489,987,367	373,817,089
End of year	$ 390,898,519	$489,987,367
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.80	$ 14.86	$ 15.10	$ 15.60	$ 17.01
Net investment income (loss) (a)	0.14	0.11	0.19	0.15	0.12
Net realized and unrealized gain (loss)	(3.19)	5.64	0.38	0.93	(0.59)
Total from investment operations	(3.05)	5.75	0.57	1.08	(0.47)
Less distributions:
From net investment income	(0.86)	(0.08)	(0.28)	(0.18)	(0.36)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.25)	(0.81)	(0.81)	(1.58)	(0.94)
Net asset value at end of year	$ 14.50	$ 19.80	$ 14.86	$ 15.10	$ 15.60
Total investment return (b)	(17.56)%	39.73%	3.70%	8.72%	(3.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.60%	1.29%	1.06%	0.69%
Net expenses (c)	0.37%	0.38%	0.41%	0.43%	0.38%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 302,559	$ 372,926	$ 258,743	$ 248,068	$ 236,201

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.78	$ 14.84	$ 15.08	$ 15.58	$ 16.98
Net investment income (loss) (a)	0.12	0.09	0.17	0.13	0.09
Net realized and unrealized gain (loss)	(3.20)	5.62	0.38	0.93	(0.59)
Total from investment operations	(3.08)	5.71	0.55	1.06	(0.50)
Less distributions:
From net investment income	(0.83)	(0.04)	(0.26)	(0.16)	(0.32)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.22)	(0.77)	(0.79)	(1.56)	(0.90)
Net asset value at end of year	$ 14.48	$ 19.78	$ 14.84	$ 15.08	$ 15.58
Total investment return (b)	(17.72)%	39.50%	3.55%	8.52%	(3.34)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	0.48%	1.18%	0.89%	0.56%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.63%	0.71%	0.72%	0.72%	0.64%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000's)	$ 58,318	$ 73,138	$ 73,492	$ 75,913	$ 66,924

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.07	$ 14.40	$ 14.64	$ 15.13	$ 16.51
Net investment income (loss) (a)	0.00‡	(0.03)	0.08	0.04	(0.02)
Net realized and unrealized gain (loss)	(3.09)	5.43	0.34	0.89	(0.60)
Total from investment operations	(3.09)	5.40	0.42	0.93	(0.62)
Less distributions:
From net investment income	(0.69)	—	(0.13)	(0.02)	(0.18)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)
Net asset value at end of year	$ 13.90	$ 19.07	$ 14.40	$ 14.64	$ 15.13
Total investment return (b)	(18.36)%	38.44%	2.80%	7.73%	(4.09)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	(0.19)%	0.55%	0.28%	(0.13)%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.38%	1.46%	1.47%	1.47%	1.39%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 10,468	$ 18,670	$ 19,651	$ 25,905	$ 32,586

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.11	$ 14.42	$ 14.66	$ 15.15	$ 16.53
Net investment income (loss) (a)	(0.00)‡	(0.04)	0.07	0.05	(0.03)
Net realized and unrealized gain (loss)	(3.10)	5.46	0.35	0.88	(0.59)
Total from investment operations	(3.10)	5.42	0.42	0.93	(0.62)
Less distributions:
From net investment income	(0.69)	—	(0.13)	(0.02)	(0.18)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)
Net asset value at end of year	$ 13.93	$ 19.11	$ 14.42	$ 14.66	$ 15.15
Total investment return (b)	(18.37)%	38.53%	2.79%	7.72%	(4.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00)%‡	(0.25)%	0.49%	0.33%	(0.16)%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.38%	1.46%	1.47%	1.47%	1.39%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 10,763	$ 16,001	$ 15,805	$ 18,411	$ 23,998

‡	Less than one cent per share.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.21	$ 15.15	$ 15.37	$ 15.86	$ 17.29
Net investment income (loss) (a)	0.19	0.16	0.24	0.21	0.16
Net realized and unrealized gain (loss)	(3.27)	5.74	0.39	0.93	(0.61)
Total from investment operations	(3.08)	5.90	0.63	1.14	(0.45)
Less distributions:
From net investment income	(0.90)	(0.11)	(0.32)	(0.23)	(0.40)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.29)	(0.84)	(0.85)	(1.63)	(0.98)
Net asset value at end of year	$ 14.84	$ 20.21	$ 15.15	$ 15.37	$ 15.86
Total investment return (b)	(17.35)%	40.05%	4.02%	8.97%	(2.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.86%	1.60%	1.40%	0.96%
Net expenses (c)	0.12%	0.13%	0.16%	0.16%	0.13%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 5,463	$ 6,649	$ 4,727	$ 4,894	$ 5,915

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.63	$ 14.74	$ 15.00	$ 15.51	$ 16.96
Net investment income (loss) (a)	0.08	0.04	0.11	0.06	0.00‡
Net realized and unrealized gain (loss)	(3.18)	5.61	0.40	0.97	(0.53)
Total from investment operations	(3.10)	5.65	0.51	1.03	(0.53)
Less distributions:
From net investment income	(0.79)	(0.03)	(0.24)	(0.14)	(0.34)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(2.18)	(0.76)	(0.77)	(1.54)	(0.92)
Net asset value at end of year	$ 14.35	$ 19.63	$ 14.74	$ 15.00	$ 15.51
Total investment return (b)	(17.91)%	39.29%	3.30%	8.34%	(3.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.23%	0.78%	0.40%	0.01%
Net expenses (c)	0.72%	0.73%	0.76%	0.77%	0.73%
Portfolio turnover rate	17%	27%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 1,945	$ 2,140	$ 1,375	$ 1,060	$ 405

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 19.75	$ 14.84	$ 15.70*
Net investment income (loss) (a)	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(3.17)	5.68	(0.85)
Total from investment operations	(3.12)	5.67	(0.86)
Less distributions:
From net investment income	(0.78)	(0.03)	—
From net realized gain on investments	(1.39)	(0.73)	—
Total distributions	(2.17)	(0.76)	—
Net asset value at end of period	$ 14.46	$ 19.75	$ 14.84
Total investment return (b)	(17.91)%	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	(0.07)%	(0.27)%††
Net expenses (c)	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.88%	0.96%	0.97%††
Portfolio turnover rate	17%	27%	36%
Net assets at end of period (in 000’s)	$ 1,383	$ 463	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay Equity Allocation Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Growth Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Equity Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R3 and SIMPLE Class
1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of October 31, 2022 were not yet offered for sale.
2.	For the MainStay Growth Allocation Fund, Class R1 shares were previously available for sale. As of April 28, 2022, Class R1 shares were no longer available for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.

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Notes to Financial Statements (continued)
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Fund investments. The Valuation Designee may value Allocation Fund portfolio securities for which market quotations are not readily available and other Allocation Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of October 31, 2022, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

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Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
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Notes to Financial Statements (continued)
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and,

76	MainStay Asset Allocation Funds

accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager , or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of October 31, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Funds' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(483,425)	$(483,425)
Total Net Realized Gain (Loss)	$(483,425)	$(483,425)

Average Notional Amount	Total
Swap Contracts Long	$ 68,112,236
Swap Contracts Short	$(29,361,033)
MainStay Moderate Allocation Fund
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Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(347,011)	$(347,011)
Total Net Realized Gain (Loss)	$(347,011)	$(347,011)

Average Notional Amount	Total
Swap Contracts Long	$119,622,437
Swap Contracts Short	$ (50,990,303)
MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(1,468,902)	$(1,468,902)
Total Net Realized Gain (Loss)	$(1,468,902)	$(1,468,902)

Average Notional Amount	Total
Swap Contracts Long	$121,159,140
Swap Contracts Short	$ (52,422,444)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$222,124	$222,124
Total Net Realized Gain (Loss)	$222,124	$222,124

Average Notional Amount	Total
Swap Contracts Long	$ 44,993,263
Swap Contracts Short	$(27,442,461)
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. During a portion of the year ended October 31, 2022, the Allocation Funds reimbursed New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.

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New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	N/A	0.85	0.80

This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$14,645
MainStay Moderate Allocation Fund	79,295
MainStay Growth Allocation Fund	80,706
MainStay Equity Allocation Fund	72,266
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the
Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 140
Class R3	2,034

MainStay Moderate Allocation Fund
Class R2	$ 166
Class R3	1,588

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Notes to Financial Statements (continued)
MainStay Growth Allocation Fund
Class R1[1]	$ 28
Class R2	84
Class R3	1,269

MainStay Equity Allocation Fund
Class R3	$2,016

1.	Class R1 liquidated and no longer offered for sale as of April 28, 2022.
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the year ended October 31, 2022, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 31,957
Investor Class	9,957

MainStay Moderate Allocation Fund
Class A	$ 73,134
Investor Class	32,928

MainStay Growth Allocation Fund
Class A	$ 74,368
Investor Class	30,838

MainStay Equity Allocation Fund
Class A	$ 39,708
Investor Class	19,488
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, as follows:
MainStay Conservative Allocation Fund
Class A	$ 22,119
Class B	31,720
Class C	1,614

MainStay Moderate Allocation Fund
Class A	$ 9,942
Investor Class	34
Class B	3,516
Class C	2,465

MainStay Growth Allocation Fund
Class A	$ 7,897
Investor Class	22
Class B	3,142
Class C	1,963

MainStay Equity Allocation Fund
Class A	$ 4,511
Investor Class	1
Class C	600
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 200,393	$ —
Investor Class	99,448	—
Class B	22,685	—
Class C	64,982	—
Class I	3,926	—
Class R2	74	—
Class R3	1,079	—
SIMPLE Class	2,215	—

80	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 353,618	$ —
Investor Class	288,803	—
Class B	66,034	—
Class C	78,044	—
Class I	5,194	—
Class R2	88	—
Class R3	847	—
SIMPLE Class	5,743	—

MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 398,281	$ —
Investor Class	336,111	—
Class B	73,335	—
Class C	76,325	—
Class I	4,691	—
Class R1[1]	16	—
Class R2	51	—
Class R3	760	—
SIMPLE Class	6,907	—

1.	Class R1 liquidated and no longer offered for sale as of April 28, 2022.

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 226,319	$ —
Investor Class	204,351	—
Class B	46,050	—
Class C	41,847	—
Class I	4,082	—
Class R3	1,368	—
SIMPLE Class	2,579	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$23,907	1.8%

MainStay Moderate Allocation Fund
SIMPLE Class	$24,969	0.8%

MainStay Growth Allocation Fund
SIMPLE Class	$26,428	0.9%

MainStay Equity Allocation Fund
SIMPLE Class	$26,991	2.0%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$426,155,619	$11,965,549	$(37,048,988)	$(25,083,439)

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$748,962,807	$42,489,099	$(63,619,355)	$(21,130,256)

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$724,591,098	$49,211,179	$(28,296,600)	$20,914,579

81

Notes to Financial Statements (continued)
MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$382,857,259	$24,457,264	$(19,592,257)	$4,865,007
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$ 2,016	$ 5,738,353	$—	$(23,787,646)	$(18,047,277)
MainStay Moderate Allocation Fund	4,871,458	26,852,994	—	(19,073,632)	12,650,820
MainStay Growth Allocation Fund	7,788,229	35,232,593	—	23,343,381	66,364,203
MainStay Equity Allocation Fund	4,741,560	30,082,089	—	6,030,525	40,854,174
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral and wash sales adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$ —	$ —
MainStay Moderate Allocation Fund	—	—
MainStay Growth Allocation Fund	(4,690,417)	4,690,417
MainStay Equity Allocation Fund	(1,273,875)	1,273,875
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022			2021
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$19,955,173	$18,576,345	$38,531,518	$ 6,972,852	$13,593,913	$20,566,765
MainStay Moderate Allocation Fund	35,112,571	42,920,940	78,033,511	13,578,645	29,884,143	43,462,788
MainStay Growth Allocation Fund	34,790,239	57,066,545	91,856,784	8,096,188	33,118,632	41,214,820
MainStay Equity Allocation Fund	24,711,549	30,472,368	55,183,917	2,177,837	17,824,989	20,002,826

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

82	MainStay Asset Allocation Funds

Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$158,062	$162,962
MainStay Moderate Allocation Fund	269,697	233,837
MainStay Growth Allocation Fund	213,866	184,697
MainStay Equity Allocation Fund	105,435	70,569
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,241,218	$ 39,327,539
Shares issued to shareholders in reinvestment of distributions	2,539,638	31,663,367
Shares redeemed	(6,009,934)	(70,234,602)
Net increase (decrease) in shares outstanding before conversion	(229,078)	756,304
Shares converted into Class A (See Note 1)	565,960	6,874,220
Net increase (decrease)	336,882	$ 7,630,524
Year ended October 31, 2021:
Shares sold	3,622,029	$ 47,604,056
Shares issued to shareholders in reinvestment of distributions	1,278,445	16,300,876
Shares redeemed	(4,209,736)	(55,202,891)
Net increase (decrease) in shares outstanding before conversion	690,738	8,702,041
Shares converted into Class A (See Note 1)	1,278,968	16,732,719
Shares converted from Class A (See Note 1)	(3,704)	(47,762)
Net increase (decrease)	1,966,002	$ 25,386,998

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	372,325	$ 4,417,522
Shares issued to shareholders in reinvestment of distributions	237,886	2,970,897
Shares redeemed	(405,256)	(4,754,108)
Net increase (decrease) in shares outstanding before conversion	204,955	2,634,311
Shares converted into Investor Class (See Note 1)	136,945	1,618,308
Shares converted from Investor Class (See Note 1)	(253,600)	(3,165,856)
Net increase (decrease)	88,300	$ 1,086,763
Year ended October 31, 2021:
Shares sold	453,396	$ 5,928,657
Shares issued to shareholders in reinvestment of distributions	135,865	1,729,851
Shares redeemed	(393,553)	(5,154,246)
Net increase (decrease) in shares outstanding before conversion	195,708	2,504,262
Shares converted into Investor Class (See Note 1)	198,558	2,602,063
Shares converted from Investor Class (See Note 1)	(766,422)	(10,067,218)
Net increase (decrease)	(372,156)	$ (4,960,893)

83

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	14,547	$ 166,793
Shares issued to shareholders in reinvestment of distributions	56,288	699,015
Shares redeemed	(177,255)	(2,097,364)
Net increase (decrease) in shares outstanding before conversion	(106,420)	(1,231,556)
Shares converted from Class B (See Note 1)	(213,538)	(2,488,526)
Net increase (decrease)	(319,958)	$ (3,720,082)
Year ended October 31, 2021:
Shares sold	80,278	$ 1,016,936
Shares issued to shareholders in reinvestment of distributions	38,276	480,251
Shares redeemed	(139,174)	(1,791,406)
Net increase (decrease) in shares outstanding before conversion	(20,620)	(294,219)
Shares converted from Class B (See Note 1)	(207,082)	(2,691,195)
Net increase (decrease)	(227,702)	$ (2,985,414)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	129,326	$ 1,517,177
Shares issued to shareholders in reinvestment of distributions	153,626	1,904,640
Shares redeemed	(565,296)	(6,511,415)
Net increase (decrease) in shares outstanding before conversion	(282,344)	(3,089,598)
Shares converted from Class C (See Note 1)	(244,856)	(2,838,146)
Net increase (decrease)	(527,200)	$ (5,927,744)
Year ended October 31, 2021:
Shares sold	232,887	$ 2,996,141
Shares issued to shareholders in reinvestment of distributions	111,652	1,400,695
Shares redeemed	(634,837)	(8,169,894)
Net increase (decrease) in shares outstanding before conversion	(290,298)	(3,773,058)
Shares converted from Class C (See Note 1)	(515,459)	(6,575,466)
Net increase (decrease)	(805,757)	$(10,348,524)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	53,975	$ 650,165
Shares issued to shareholders in reinvestment of distributions	52,596	662,856
Shares redeemed	(167,870)	(2,011,174)
Net increase (decrease)	(61,299)	$ (698,153)
Year ended October 31, 2021:
Shares sold	119,101	$ 1,583,117
Shares issued to shareholders in reinvestment of distributions	29,744	383,843
Shares redeemed	(135,168)	(1,804,019)
Net increase (decrease)	13,677	$ 162,941

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,981	$ 22,863
Shares issued to shareholders in reinvestment of distributions	883	10,998
Shares redeemed	(85)	(960)
Net increase (decrease)	2,779	$ 32,901
Year ended October 31, 2021:
Shares sold	1,144	$ 15,213
Shares issued to shareholders in reinvestment of distributions	389	4,956
Shares redeemed	(48)	(629)
Net increase (decrease)	1,485	$ 19,540

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	59,563	$ 695,614
Shares issued to shareholders in reinvestment of distributions	10,741	132,994
Shares redeemed	(782)	(10,227)
Net increase (decrease)	69,522	$ 818,381
Year ended October 31, 2021:
Shares sold	44,607	$ 584,978
Shares issued to shareholders in reinvestment of distributions	3,966	50,389
Shares redeemed	(15,101)	(199,590)
Net increase (decrease)	33,472	$ 435,777

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	105,252	$ 1,246,425
Shares issued to shareholders in reinvestment of distributions	3,382	41,449
Shares redeemed	(9,713)	(114,337)
Net increase (decrease)	98,921	$ 1,173,537
Year ended October 31, 2021:
Shares sold	17,345	$ 229,747
Shares issued to shareholders in reinvestment of distributions	301	3,848
Shares redeemed	(969)	(12,907)
Net increase (decrease) in shares outstanding before conversion	16,677	220,688
Shares converted into SIMPLE Class (See Note 1)	3,638	46,859
Net increase (decrease)	20,315	$ 267,547

84	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,310,609	$ 58,632,973
Shares issued to shareholders in reinvestment of distributions	4,409,392	63,495,168
Shares redeemed	(6,087,255)	(80,493,181)
Net increase (decrease) in shares outstanding before conversion	2,632,746	41,634,960
Shares converted into Class A (See Note 1)	1,138,271	15,841,670
Shares converted from Class A (See Note 1)	(25,139)	(377,349)
Net increase (decrease)	3,745,878	$ 57,099,281
Year ended October 31, 2021:
Shares sold	4,076,035	$ 60,817,637
Shares issued to shareholders in reinvestment of distributions	2,419,820	34,046,873
Shares redeemed	(5,667,732)	(83,972,232)
Net increase (decrease) in shares outstanding before conversion	828,123	10,892,278
Shares converted into Class A (See Note 1)	2,964,650	43,988,773
Shares converted from Class A (See Note 1)	(10,385)	(152,287)
Net increase (decrease)	3,782,388	$ 54,728,764

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,047,643	$ 14,035,989
Shares issued to shareholders in reinvestment of distributions	583,028	8,424,747
Shares redeemed	(762,705)	(10,139,771)
Net increase (decrease) in shares outstanding before conversion	867,966	12,320,965
Shares converted into Investor Class (See Note 1)	233,726	3,120,077
Shares converted from Investor Class (See Note 1)	(644,002)	(9,178,421)
Net increase (decrease)	457,690	$ 6,262,621
Year ended October 31, 2021:
Shares sold	1,247,981	$ 18,511,785
Shares issued to shareholders in reinvestment of distributions	382,348	5,394,936
Shares redeemed	(759,247)	(11,250,524)
Net increase (decrease) in shares outstanding before conversion	871,082	12,656,197
Shares converted into Investor Class (See Note 1)	286,927	4,289,689
Shares converted from Investor Class (See Note 1)	(2,276,751)	(33,878,257)
Net increase (decrease)	(1,118,742)	$(16,932,371)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	17,417	$ 223,363
Shares issued to shareholders in reinvestment of distributions	137,033	1,960,943
Shares redeemed	(191,411)	(2,531,471)
Net increase (decrease) in shares outstanding before conversion	(36,961)	(347,165)
Shares converted from Class B (See Note 1)	(471,190)	(6,252,362)
Net increase (decrease)	(508,151)	$ (6,599,527)
Year ended October 31, 2021:
Shares sold	29,004	$ 430,134
Shares issued to shareholders in reinvestment of distributions	103,272	1,444,773
Shares redeemed	(284,806)	(4,171,780)
Net increase (decrease) in shares outstanding before conversion	(152,530)	(2,296,873)
Shares converted from Class B (See Note 1)	(488,746)	(7,231,334)
Net increase (decrease)	(641,276)	$ (9,528,207)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	151,925	$ 2,001,192
Shares issued to shareholders in reinvestment of distributions	160,147	2,290,108
Shares redeemed	(379,909)	(5,012,594)
Net increase (decrease) in shares outstanding before conversion	(67,837)	(721,294)
Shares converted from Class C (See Note 1)	(264,665)	(3,523,021)
Net increase (decrease)	(332,502)	$ (4,244,315)
Year ended October 31, 2021:
Shares sold	182,775	$ 2,686,085
Shares issued to shareholders in reinvestment of distributions	123,469	1,726,099
Shares redeemed	(526,780)	(7,687,350)
Net increase (decrease) in shares outstanding before conversion	(220,536)	(3,275,166)
Shares converted from Class C (See Note 1)	(496,125)	(7,212,281)
Net increase (decrease)	(716,661)	$(10,487,447)

85

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	129,798	$ 1,768,839
Shares issued to shareholders in reinvestment of distributions	70,570	1,023,972
Shares redeemed	(239,452)	(3,218,447)
Net increase (decrease) in shares outstanding before conversion	(39,084)	(425,636)
Shares converted into Class I (See Note 1)	24,366	369,406
Net increase (decrease)	(14,718)	$ (56,230)
Year ended October 31, 2021:
Shares sold	139,907	$ 2,077,360
Shares issued to shareholders in reinvestment of distributions	36,516	517,062
Shares redeemed	(109,545)	(1,612,749)
Net increase (decrease) in shares outstanding before conversion	66,878	981,673
Shares converted into Class I (See Note 1)	5,153	76,769
Net increase (decrease)	72,031	$ 1,058,442

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	559	$ 7,338
Shares issued to shareholders in reinvestment of distributions	1,079	15,531
Shares redeemed	(186)	(2,189)
Net increase (decrease)	1,452	$ 20,680
Year ended October 31, 2021:
Shares sold	188	$ 2,922
Shares issued to shareholders in reinvestment of distributions	591	8,311
Shares redeemed	—	(2)
Net increase (decrease)	779	$ 11,231

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	27,980	$ 376,716
Shares issued to shareholders in reinvestment of distributions	9,668	139,128
Shares redeemed	(5,243)	(71,327)
Net increase (decrease)	32,405	$ 444,517
Year ended October 31, 2021:
Shares sold	45,884	$ 676,042
Shares issued to shareholders in reinvestment of distributions	3,804	53,481
Shares redeemed	(21,774)	(318,343)
Net increase (decrease)	27,914	$ 411,180

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	196,586	$ 2,591,082
Shares issued to shareholders in reinvestment of distributions	6,972	100,741
Shares redeemed	(9,826)	(131,009)
Net increase (decrease)	193,732	$ 2,560,814
Year ended October 31, 2021:
Shares sold	49,066	$ 730,987
Shares issued to shareholders in reinvestment of distributions	401	5,659
Shares redeemed	(5,879)	(85,704)
Net increase (decrease) in shares outstanding before conversion	43,588	650,942
Shares converted into SIMPLE Class (See Note 1)	8,204	118,928
Net increase (decrease)	51,792	$ 769,870
MainStay Growth Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,998,767	$ 45,352,741
Shares issued to shareholders in reinvestment of distributions	4,508,464	73,578,134
Shares redeemed	(5,294,349)	(79,259,848)
Net increase (decrease) in shares outstanding before conversion	2,212,882	39,671,027
Shares converted into Class A (See Note 1)	1,097,499	17,558,142
Shares converted from Class A (See Note 1)	(699)	(10,390)
Net increase (decrease)	3,309,682	$ 57,218,779
Year ended October 31, 2021:
Shares sold	3,172,649	$ 53,192,811
Shares issued to shareholders in reinvestment of distributions	2,020,572	31,376,297
Shares redeemed	(5,813,797)	(96,740,855)
Net increase (decrease) in shares outstanding before conversion	(620,576)	(12,171,747)
Shares converted into Class A (See Note 1)	3,466,843	57,511,022
Shares converted from Class A (See Note 1)	(24,581)	(396,778)
Net increase (decrease)	2,821,686	$ 44,942,497

86	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	853,832	$ 12,862,862
Shares issued to shareholders in reinvestment of distributions	704,025	11,517,853
Shares redeemed	(677,404)	(10,185,045)
Net increase (decrease) in shares outstanding before conversion	880,453	14,195,670
Shares converted into Investor Class (See Note 1)	226,568	3,404,061
Shares converted from Investor Class (See Note 1)	(690,453)	(11,396,445)
Net increase (decrease)	416,568	$ 6,203,286
Year ended October 31, 2021:
Shares sold	1,087,072	$ 18,055,508
Shares issued to shareholders in reinvestment of distributions	398,601	6,206,219
Shares redeemed	(841,538)	(13,956,069)
Net increase (decrease) in shares outstanding before conversion	644,135	10,305,658
Shares converted into Investor Class (See Note 1)	246,679	4,143,950
Shares converted from Investor Class (See Note 1)	(2,888,823)	(47,952,711)
Net increase (decrease)	(1,998,009)	$(33,503,103)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,043	$ 58,430
Shares issued to shareholders in reinvestment of distributions	163,164	2,633,473
Shares redeemed	(177,997)	(2,635,721)
Net increase (decrease) in shares outstanding before conversion	(10,790)	56,182
Shares converted from Class B (See Note 1)	(476,327)	(7,059,122)
Net increase (decrease)	(487,117)	$ (7,002,940)
Year ended October 31, 2021:
Shares sold	9,479	$ 154,168
Shares issued to shareholders in reinvestment of distributions	95,067	1,462,126
Shares redeemed	(251,842)	(4,127,837)
Net increase (decrease) in shares outstanding before conversion	(147,296)	(2,511,543)
Shares converted from Class B (See Note 1)	(442,986)	(7,342,690)
Net increase (decrease)	(590,282)	$ (9,854,233)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	125,156	$ 1,855,227
Shares issued to shareholders in reinvestment of distributions	161,426	2,607,023
Shares redeemed	(289,182)	(4,330,282)
Net increase (decrease) in shares outstanding before conversion	(2,600)	131,968
Shares converted from Class C (See Note 1)	(165,079)	(2,480,095)
Net increase (decrease)	(167,679)	$ (2,348,127)
Year ended October 31, 2021:
Shares sold	132,849	$ 2,172,795
Shares issued to shareholders in reinvestment of distributions	95,378	1,467,859
Shares redeemed	(401,610)	(6,569,620)
Net increase (decrease) in shares outstanding before conversion	(173,383)	(2,928,966)
Shares converted from Class C (See Note 1)	(391,551)	(6,382,146)
Net increase (decrease)	(564,934)	$ (9,311,112)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	205,566	$ 2,969,610
Shares issued to shareholders in reinvestment of distributions	46,454	768,348
Shares redeemed	(293,545)	(4,850,249)
Net increase (decrease)	(41,525)	$ (1,112,291)
Year ended October 31, 2021:
Shares sold	148,062	$ 2,486,680
Shares issued to shareholders in reinvestment of distributions	30,069	472,689
Shares redeemed	(121,741)	(2,087,635)
Net increase (decrease) in shares outstanding before conversion	56,390	871,734
Shares converted into Class I (See Note 1)	2,890	45,971
Shares converted from Class I (See Note 1)	(569)	(9,450)
Net increase (decrease)	58,711	$ 908,255

Class R1	Shares	Amount
Year ended October 31, 2022: (a)
Shares sold	217	$ 3,599
Shares issued to shareholders in reinvestment of distributions	366	6,054
Shares redeemed	(3,812)	(57,535)
Net increase (decrease)	(3,229)	$ (47,882)
Year ended October 31, 2021:
Shares sold	927	$ 15,923
Shares issued to shareholders in reinvestment of distributions	122	1,920
Shares redeemed	(13)	(231)
Net increase (decrease)	1,036	$ 17,612

87

Notes to Financial Statements (continued)
Class R2	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	565	$ 9,226
Shares redeemed	(60)	(814)
Net increase (decrease)	505	$ 8,412
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	322	$ 4,993
Shares redeemed	(1,354)	(23,014)
Net increase (decrease)	(1,032)	$ (18,021)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	20,556	$ 321,992
Shares issued to shareholders in reinvestment of distributions	9,438	153,374
Shares redeemed	(46,301)	(705,174)
Net increase (decrease) in shares outstanding before conversion	(16,307)	(229,808)
Shares converted from Class R3 (See Note 1)	(1,210)	(16,151)
Net increase (decrease)	(17,517)	$ (245,959)
Year ended October 31, 2021:
Shares sold	34,815	$ 583,481
Shares issued to shareholders in reinvestment of distributions	3,423	52,983
Shares redeemed	(23,149)	(385,476)
Net increase (decrease)	15,089	$ 250,988

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	137,751	$ 2,062,207
Shares issued to shareholders in reinvestment of distributions	11,687	191,425
Shares redeemed	(13,003)	(197,173)
Net increase (decrease)	136,435	$ 2,056,459
Year ended October 31, 2021:
Shares sold	64,224	$ 1,080,104
Shares issued to shareholders in reinvestment of distributions	1,052	16,390
Shares redeemed	(13,851)	(226,855)
Net increase (decrease) in shares outstanding before conversion	51,425	869,639
Shares converted into SIMPLE Class (See Note 1)	23,642	382,832
Net increase (decrease)	75,067	$ 1,252,471

(a)	Class R1 liquidated and no longer offered for sale as of April 28, 2022.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,692,419	$ 27,586,671
Shares issued to shareholders in reinvestment of distributions	2,377,051	42,430,363
Shares redeemed	(2,572,629)	(41,487,935)
Net increase (decrease) in shares outstanding before conversion	1,496,841	28,529,099
Shares converted into Class A (See Note 1)	540,027	9,463,094
Shares converted from Class A (See Note 1)	(34)	(569)
Net increase (decrease)	2,036,834	$ 37,991,624
Year ended October 31, 2021:
Shares sold	1,494,848	$ 27,006,566
Shares issued to shareholders in reinvestment of distributions	872,425	14,499,695
Shares redeemed	(2,978,513)	(53,821,402)
Net increase (decrease) in shares outstanding before conversion	(611,240)	(12,315,141)
Shares converted into Class A (See Note 1)	2,041,426	36,649,970
Shares converted from Class A (See Note 1)	(11,978)	(210,797)
Net increase (decrease)	1,418,208	$ 24,124,032

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	502,859	$ 8,114,965
Shares issued to shareholders in reinvestment of distributions	438,877	7,833,960
Shares redeemed	(374,514)	(6,052,697)
Net increase (decrease) in shares outstanding before conversion	567,222	9,896,228
Shares converted into Investor Class (See Note 1)	108,545	1,770,436
Shares converted from Investor Class (See Note 1)	(345,839)	(6,278,887)
Net increase (decrease)	329,928	$ 5,387,777
Year ended October 31, 2021:
Shares sold	653,167	$ 11,715,859
Shares issued to shareholders in reinvestment of distributions	202,761	3,371,913
Shares redeemed	(436,864)	(7,851,483)
Net increase (decrease) in shares outstanding before conversion	419,064	7,236,289
Shares converted into Investor Class (See Note 1)	127,858	2,335,995
Shares converted from Investor Class (See Note 1)	(1,802,767)	(32,287,138)
Net increase (decrease)	(1,255,845)	$(22,714,854)

88	MainStay Asset Allocation Funds

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,093	$ 35,116
Shares issued to shareholders in reinvestment of distributions	108,219	1,866,768
Shares redeemed	(100,442)	(1,573,542)
Net increase (decrease) in shares outstanding before conversion	9,870	328,342
Shares converted from Class B (See Note 1)	(235,669)	(3,698,337)
Net increase (decrease)	(225,799)	$ (3,369,995)
Year ended October 31, 2021:
Shares sold	12,121	$ 211,656
Shares issued to shareholders in reinvestment of distributions	56,825	916,583
Shares redeemed	(199,101)	(3,459,502)
Net increase (decrease) in shares outstanding before conversion	(130,155)	(2,331,263)
Shares converted from Class B (See Note 1)	(255,906)	(4,519,402)
Net increase (decrease)	(386,061)	$ (6,850,665)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	59,338	$ 910,154
Shares issued to shareholders in reinvestment of distributions	95,825	1,656,787
Shares redeemed	(142,326)	(2,243,135)
Net increase (decrease) in shares outstanding before conversion	12,837	323,806
Shares converted from Class C (See Note 1)	(77,670)	(1,239,389)
Net increase (decrease)	(64,833)	$ (915,583)
Year ended October 31, 2021:
Shares sold	65,817	$ 1,155,539
Shares issued to shareholders in reinvestment of distributions	48,679	786,655
Shares redeemed	(241,072)	(4,191,419)
Net increase (decrease) in shares outstanding before conversion	(126,576)	(2,249,225)
Shares converted from Class C (See Note 1)	(131,844)	(2,306,142)
Net increase (decrease)	(258,420)	$ (4,555,367)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	60,046	$ 1,056,549
Shares issued to shareholders in reinvestment of distributions	42,339	771,834
Shares redeemed	(63,110)	(1,064,905)
Net increase (decrease)	39,275	$ 763,478
Year ended October 31, 2021:
Shares sold	59,525	$ 1,085,155
Shares issued to shareholders in reinvestment of distributions	15,490	262,250
Shares redeemed	(59,385)	(1,095,430)
Net increase (decrease) in shares outstanding before conversion	15,630	251,975
Shares converted into Class I (See Note 1)	1,172	22,557
Net increase (decrease)	16,802	$ 274,532

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	19,970	$ 324,343
Shares issued to shareholders in reinvestment of distributions	11,666	206,725
Shares redeemed	(4,037)	(71,215)
Net increase (decrease) in shares outstanding before conversion	27,599	459,853
Shares converted from Class R3 (See Note 1)	(1,163)	(16,348)
Net increase (decrease)	26,436	$ 443,505
Year ended October 31, 2021:
Shares sold	25,036	$ 444,290
Shares issued to shareholders in reinvestment of distributions	3,904	64,497
Shares redeemed	(13,180)	(240,690)
Net increase (decrease)	15,760	$ 268,097

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	70,829	$ 1,110,829
Shares issued to shareholders in reinvestment of distributions	3,896	69,622
Shares redeemed	(2,539)	(41,112)
Net increase (decrease)	72,186	$ 1,139,339
Year ended October 31, 2021:
Shares sold	19,167	$ 353,167
Shares issued to shareholders in reinvestment of distributions	237	3,947
Shares redeemed	(15,601)	(272,559)
Net increase (decrease) in shares outstanding before conversion	3,803	84,555
Shares converted into SIMPLE Class (See Note 1)	18,059	314,957
Net increase (decrease)	21,862	$ 399,512
89

Notes to Financial Statements (continued)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
90	MainStay Asset Allocation Funds

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund, and MainStay Equity Allocation Fund (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
91

Federal Income Tax Information
(Unaudited)
The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years.
Accordingly, the Allocation Funds paid the following as long term capital gain distributions.
MainStay Conservative Allocation Fund	$18,254,835
MainStay Moderate Allocation Fund	42,917,104
MainStay Growth Allocation Fund	57,066,545
MainStay Equity Allocation Fund	30,472,368
For the fiscal year ended October 31, 2022, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
QDI$
MainStay Conservative Allocation Fund	$ 3,399,829
MainStay Moderate Allocation Fund	8,534,746
MainStay Growth Allocation Fund	10,908,663
MainStay Equity Allocation Fund	9,930,414
The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2022 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.
DRD%
MainStay Conservative Allocation Fund	9.34%
MainStay Moderate Allocation Fund	14.05%
MainStay Growth Allocation Fund	17.91%
MainStay Equity Allocation Fund	24.15%
The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2022 is listed below.
FTC$
MainStay Conservative Allocation Fund	$126,352
MainStay Moderate Allocation Fund	364,161
MainStay Growth Allocation Fund	527,610
MainStay Equity Allocation Fund	371,856
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds' fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
92	MainStay Asset Allocation Funds

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
93

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
94	MainStay Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
95

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013729.2MS229-22	MSAA11-12/22
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/30/2016	-25.15%	7.67%	9.91%	1.35%
		Excluding sales charges		-20.79	8.90	10.89	1.35
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	6/30/2016	-24.99	7.36	9.64	1.59
		Excluding sales charges		-21.04	8.58	10.63	1.59
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2016	-22.20	7.80	9.82	2.34
	if Redeemed Within One Year of Purchase	Excluding sales charges		-21.60	7.80	9.82	2.34
Class I Shares	No Sales Charge		6/30/2016	-20.63	9.16	11.15	1.10

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI World Index (Net)[1]	-18.48%	6.37%	8.94%
Morningstar Global Large Stock Growth Category Average[2]	-31.91	5.04	8.38

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Morningstar Global Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$958.70	$ 5.68	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$957.40	$ 6.71	$1,018.35	$ 6.92	1.36%
Class C Shares	$1,000.00	$953.60	$10.39	$1,014.57	$10.71	2.11%
Class I Shares	$1,000.00	$959.70	$ 4.45	$1,020.67	$ 4.58	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
United States	69.5%
United Kingdom	3.2
Switzerland	3.2
Sweden	2.8
Denmark	2.7
Canada	2.6
Netherlands	2.1
France	2.1
China	2.0
Spain	1.8
Italy	1.6
Mexico	1.3
Malta	1.2%
Australia	1.0
Jordan	0.9
Japan	0.8
Indonesia	0.7
Singapore	0.6
South Africa	0.5
Taiwan	0.3
Hong Kong	0.2
Other Assets, Less Liabilities	–1.1
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Costco Wholesale Corp.
2.	Eli Lilly and Co.
3.	Medpace Holdings, Inc.
4.	UnitedHealth Group, Inc.
5.	Monster Beverage Corp.
6.	World Wrestling Entertainment, Inc., Class A
7.	Microsoft Corp.
8.	Paychex, Inc.
9.	Zoetis, Inc.
10.	Constellation Software, Inc.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Epoch Capital Growth Fund returned −20.63%, underperforming the −18.48% return of the Fund’s primary benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares outperformed the −31.91% return of the Morningstar Global Large Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Sector allocations accounted for the majority of the Fund’s underperformance relative to the Index during the reporting period, particularly underweight exposure to energy, which was the market's best-performing sector. Stock selection within sectors had a slightly negative impact on the Fund’s relative performance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Two events, or series of events, drove much of the Fund's performance during the reporting period: 1) the Russian invasion of Ukraine, which exacerbated existing imbalances in energy markets and sent prices for oil and natural gas sharply higher, and 2) interest rate increases by many of the world's central banks. The former led to significant outperformance by energy stocks, and the latter led to significant underperformance by growth stocks, which tend to exhibit cash flows associated with a longer duration, and hence are more negatively affected by an increase in interest rates.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, stock selection in the consumer discretionary and communication services sectors made the strongest positive contributions to the Fund’s relative performance, followed by an overweight position in the health care sector. (Contributions take weightings and total returns into account.) Stock selection in the health care sector was the most significant detractor from the Fund’s relative performance, followed by underweight exposure to the energy sector.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The biggest positive contributors to the Fund’s absolute performance included independent broker-dealer LPL Financial, pharmaceutical company Eli Lilly, and media content provider World Wrestling Entertainment.
As the largest independent broker/dealer in the United States, LPL’s stock price is sensitive to expectations for short-term interest rates, which influence expected earnings on client cash balances. As a result, in the short term, the positive earnings impact from an expected increase in the federal funds rate, as occurred over the last year, can be significant. Longer-term, we believe organic growth in net new assets on LPL's platform will be far more consequential in determining returns on capital. By this metric, LPL continued to grow at a mid- to high-single-digit rate during the reporting period.
Eli Lilly's outperformance was likely due to investor optimism about the potential revenue from the company's new type-2 diabetes drug, Mounjaro, which received FDA approval in May 2022.
We believe several factors drove the strong performance of World Wrestling Entertainment (WWE) shares during the reporting period: 1) TV ratings for WWE's shows improved significantly, 2) new management at WWE and missteps by new-entrant AEW (All Elite Wrestling) helped WWE recruit talent, and 3) most of WWE's revenues come from content rights fees that are not economically sensitive, thus making the company's profits more defensive than most.
The most significant detractors from the Fund’s absolute performance during the reporting period were holdings in semiconductor maker Silergy, internet search and advertising firm Alphabet, and medical device maker Masimo.
Silergy is a leading provider of analog semiconductors. Top line growth continued at a greater-than-20% rate, however near-term growth expectations were tempered by a slowdown in demand for consumer electronics and handsets, exacerbated by continued high levels of inventory in the distribution channel. Although

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Silergy operates in sharply cyclical end markets, over time we believe it will grow faster than the industry as a whole – given its position as one of China’s most successful semiconductor businesses – and bolstered by China's goal of relying increasingly on domestic producers.
Shares in Alphabet, the parent company of Google, declined by more than 35% during the reporting period as pandemic-related tailwinds abated and new investments weighed on profitability. Specifically, revenue growth from search and advertising decelerated as the digital advertising market contracted. Meanwhile, operating expenses and capital expenditures increased substantially due to headcount additions and data center expansions, while areas of heavy investment, including Google Cloud and Other Bets, failed to generate positive returns. We believe that over the long term the company will still earn high returns on its invested capital.
Masimo, which currently splits the hospital-grade pulse oximetry market with Medtronic, announced in February 2022 that it would acquire Sound United, which sells high-end consumer electronics, such as speakers. We believe that management's decision was not consistent with the company's historically conservative and incremental approach to building a predictable and profitable business, and the stock dropped sharply. Venturing into the highly competitive consumer electronics market without a meaningful competitive advantage by making a $1 billion competitively bid acquisition undermined our trust in management and led us to sell the Fund’s position.
What were some of the Fund’s largest purchases and sales during the reporting period?
Significant new purchases during the reporting period included shares of financial planning products and services provider Ameriprise Financial, electronic design company Cadence Design Systems, and biotechnology developer Vertex Pharmaceuticals.
Through its various brands and affiliates—including Ameriprise Financial Services, Columbia Threadneedle and RiverSource—Ameriprise manages approximately $1.1 trillion in assets for individual and institutional clients, marketing and administering its products primarily through a network of more than 10,000 financial advisors. We find Ameriprise attractive for its high margins and high returns on invested capital. Historically, the company’s portfolio of businesses typically increases revenues faster than costs when assets under advisement (AUA) and assets under management (AUM) are growing. In the dozen years since closing the company’s Columbia Asset Management acquisition, AUA grew at a 9% annualized rate, and AUM grew at a 7.5% rate. Meanwhile, operating expenses grew at only a 6% rate in Ameriprise’s Advice & Wealth Management division and at a 2.5% rate in its Asset Management division. This has resulted in higher profit margins. The company’s independent RIA (Registered Investment Advisor) and direct channels have taken a growing share of client assets over time, and we expect this trend to continue. With independent RIAs constituting 80% of Ameriprise's advisors, the firm has grown more rapidly than its wirehouse peers and appears well positioned for future growth.
Customers use Cadence products to design integrated circuits, printed circuit boards, smartphones, laptop computers, gaming systems and more, making it the #2 company globally in electronic design automation (“EDA”) and #3 in semiconductor intellectual property, two key industries critical to the development of semiconductors and chips. Due to favorable industry dynamics and the importance of EDA software in the semiconductor development process, Cadence enjoys very strong pricing power. In addition, EDA tools provide significant value to end customers relative to their cost, driving a high rate (nearly 90%) of recurring revenue, with 3-year licenses on average. Customers typically pay on a per-seat basis, meaning an additional license must be purchased for each engineer who uses the software. The marginal cost to Cadence of an additional license is zero, resulting in high operating leverage. EDA sales are directly tied to research and development (“R&D”) spending by semiconductor companies. Thus, while EDA providers are exposed to the secular growth of the semiconductor industry, they are not as susceptible to the industry's cyclicality. Semiconductor companies have a long-term focus on their future pipelines and have generally increased their R&D spending, even in down years for the industry. As a result, EDA companies tend to exhibit more stable growth and margin profiles than the broader semiconductor industry. We believe Cadence’s 3-year contracts, strong pricing power, and lack of cyclical exposure should enable the company to maintain high margins and returns on capital even during cyclical downturns.
Vertex provides leading treatments for cystic fibrosis (“CF”), a genetic, life-threatening endocrine disorder. An estimated 83,000 CF patients globally currently live with the disease, and the total patient population is rising steadily. To date, Vertex holds a monopoly on CF drugs approved by U.S. and European regulators. The company's most recently approved drug, Trikafta (approved in the United States in 2019) shows a nearly 90% reduction in lung transplants, a nearly 80% reduction in pulmonary exacerbations and a 75% reduction in risk of death. With key patents on Trikafta enforceable to 2037, the company has more than a decade to develop better CF treatments that can replace it. Vertex's core CF franchise generates over $7 billion in revenue, with gross margins of nearly 90%. We believe the company’s CF franchise is likely to produce a growth rate in the low teens as the number of patients diagnosed and treated increases, and as Vertex continues making strong progress in securing reimbursed commercial access to its medicines globally. Beyond its CF franchise (which currently generates 100% of the company's revenue), the company has an attractive pipeline of small molecule, cell and gene therapies to treat type-1 diabetes, Duchenne muscular dystrophy, sickle cell disease, pain (without opioids) and other rare illnesses.
10	MainStay Epoch Capital Growth Fund

The Fund’s largest sales during the same period included its entire positions in Masimo, Take-Two Interactive Software, and eMemory Technology. Masimo, as noted above, made an acquisition that we judged as a very poor use of capital. At Take-Two, a recent large acquisition diluted the company's return on invested capital, creating uncertainty as to the ultimate payback from the deal. With regard to eMemory, the stock had performed so well since the Fund established its position that we were no longer comfortable with its valuation.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s weightings in the consumer discretionary and industrials sectors increased, while weightings in the information technology and financials sectors decreased. The largest increases in the Fund’s country weights were in the United States, Sweden and Mexico, while the largest decreases were in Japan and Taiwan.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its most overweight exposures relative to the Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund’s most underweight positions were in the energy, financials and utilities sectors. From a country perspective, the Fund’s largest overweight positions were in Sweden and Denmark, while the most significantly underweight positions were in the United States, Japan and Germany.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 98.7%
Australia 1.0%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	27,811	$ 659,450
Canada 2.6%
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	15,805	707,678
Constellation Software, Inc. (Software)	667	964,448
		1,672,126
China 2.0%
Chongqing Brewery Co. Ltd., Class A (Beverages)	25,774	308,712
Silergy Corp. (Semiconductors & Semiconductor Equipment)	42,000	487,485
SITC International Holdings Co. Ltd. (Marine)	289,000	473,466
		1,269,663
Denmark 2.7%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	2,384	265,792
Genmab A/S (Biotechnology) (a)	1,810	697,642
Novo Nordisk A/S, Class B (Pharmaceuticals)	7,036	764,927
		1,728,361
France 2.1%
Edenred (IT Services)	17,594	903,443
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,363	432,651
		1,336,094
Hong Kong 0.2%
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	5,900	157,090
Indonesia 0.7%
Bank Central Asia Tbk. PT (Banks)	733,300	413,723
Italy 1.6%
FinecoBank Banca Fineco SpA (Banks)	45,884	618,504
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	11,514	432,732
		1,051,236
Japan 0.8%
Hoya Corp. (Health Care Equipment & Supplies)	4,900	457,228
	Shares	Value

Japan (continued)
Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	1,100	$ 36,322
		493,550
Jordan 0.9%
Hikma Pharmaceuticals plc (Pharmaceuticals)	39,503	565,822
Malta 1.2%
Kindred Group plc SDR (Hotels, Restaurants & Leisure)	86,924	755,779
Mexico 1.3%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	28,325	438,750
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	96,500	372,742
		811,492
Netherlands 2.1%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	986	465,770
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	17,272	882,812
		1,348,582
Singapore 0.6%
Singapore Exchange Ltd. (Capital Markets)	67,400	400,896
South Africa 0.5%
FirstRand Ltd. (Diversified Financial Services)	90,857	318,293
Spain 1.8%
Amadeus IT Group SA (IT Services) (a)	6,607	344,359
Industria de Diseno Textil SA (Specialty Retail) (b)	34,629	785,055
		1,129,414
Sweden 2.8%
Atlas Copco AB, Class B (Machinery)	37,287	361,145
Epiroc AB, Class B (Machinery)	25,900	347,993
Evolution AB (Hotels, Restaurants & Leisure) (c)	4,670	436,919
Swedish Match AB (Tobacco)	63,379	652,090
		1,798,147

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
Switzerland 3.2%
EMS-Chemie Holding AG (Registered) (Chemicals)	471	$ 296,095
Kuehne + Nagel International AG (Registered) (Marine)	2,921	622,501
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	9,589	477,367
Partners Group Holding AG (Capital Markets)	712	639,509
		2,035,472
Taiwan 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	18,000	217,860
United Kingdom 3.2%
Auto Trader Group plc (Interactive Media & Services) (c)	66,308	396,635
Diageo plc (Beverages)	9,399	387,820
Fevertree Drinks plc (Beverages)	32,084	351,566
Games Workshop Group plc (Leisure Products)	5,569	408,738
Howden Joinery Group plc (Trading Companies & Distributors)	85,567	504,379
		2,049,138
United States 67.1%
Accenture plc, Class A (IT Services)	2,251	639,059
Adobe, Inc. (Software) (a)	1,253	399,080
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,313	449,416
Alphabet, Inc., Class A (Interactive Media & Services) (a)	9,745	921,000
Ameriprise Financial, Inc. (Capital Markets)	2,348	725,814
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,221	800,588
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,199	547,310
Arista Networks, Inc. (Communications Equipment) (a)	7,088	856,656
Artisan Partners Asset Management, Inc., Class A (Capital Markets)	15,987	455,789
Automatic Data Processing, Inc. (IT Services)	3,121	754,346
Booking Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	226	422,502
Bruker Corp. (Life Sciences Tools & Services)	5,557	343,645
Cadence Design Systems, Inc. (Software) (a)	3,486	527,746
	Shares	Value

United States (continued)
Chemed Corp. (Health Care Providers & Services)	1,386	$ 647,082
Corcept Therapeutics, Inc. (Pharmaceuticals) (a)	22,141	633,233
Costco Wholesale Corp. (Food & Staples Retailing)	2,297	1,151,945
CSL Ltd. (Biotechnology)	4,774	856,499
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	2,053	718,406
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	2,127	706,674
Donaldson Co., Inc. (Machinery)	11,219	644,532
Eagle Materials, Inc. (Construction Materials)	3,889	475,664
Electronic Arts, Inc. (Entertainment)	3,666	461,769
Eli Lilly and Co. (Pharmaceuticals)	3,173	1,148,912
Encompass Health Corp. (Health Care Providers & Services)	8,817	479,997
eXp World Holdings, Inc. (Real Estate Management & Development) (b)	13,667	180,541
Expeditors International of Washington, Inc. (Air Freight & Logistics)	3,823	374,081
Fastenal Co. (Trading Companies & Distributors)	19,589	946,736
Ferguson plc (Trading Companies & Distributors)	8,324	907,821
Fortinet, Inc. (Software) (a)	16,544	945,655
Gentex Corp. (Auto Components)	24,154	639,839
Graco, Inc. (Machinery)	7,669	533,609
Home Depot, Inc. (The) (Specialty Retail)	2,164	640,825
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	1,114	274,568
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,808	888,592
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,818	735,890
Liberty Media Corp-Liberty SiriusXM (a)
Class A (Media)	12,077	512,548
Class C (Media)	673	28,394

LPL Financial Holdings, Inc. (Capital Markets)	3,666	937,213
Manhattan Associates, Inc. (Software) (a)	2,251	273,879
Mastercard, Inc., Class A (IT Services)	2,900	951,722
Medpace Holdings, Inc. (Life Sciences Tools & Services) (a)	5,166	1,146,749
Meta Platforms, Inc., Class A (Interactive Media & Services) (a)	2,692	250,787
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	534	675,473
Microsoft Corp. (Software)	4,385	1,017,890
13

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)

Monster Beverage Corp. (Beverages) (a)	11,161	$ 1,046,009
Paychex, Inc. (IT Services)	8,365	989,663
Rollins, Inc. (Commercial Services & Supplies)	14,629	615,588
Starbucks Corp. (Hotels, Restaurants & Leisure)	7,193	622,842
SVB Financial Group (Banks) (a)	1,294	298,862
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,834	615,855
TJX Cos., Inc. (The) (Specialty Retail)	6,404	461,728
Trex Co., Inc. (Building Products) (a)	7,816	375,871
Ulta Beauty, Inc. (Specialty Retail) (a)	1,305	547,278
Union Pacific Corp. (Road & Rail)	3,016	594,574
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,897	1,053,120
Veeva Systems, Inc., Class A (Health Care Technology) (a)	2,752	462,171
Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	1,618	504,816
Visa, Inc., Class A (IT Services)	3,635	753,027
VMware, Inc., Class A (Software)	5,783	650,761
Waters Corp. (Life Sciences Tools & Services) (a)	1,085	324,599
West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	2,463	566,736
Western Alliance Bancorp (Banks)	5,673	381,055
Wingstop, Inc. (Hotels, Restaurants & Leisure)	4,967	786,723
World Wrestling Entertainment, Inc., Class A (Entertainment)	12,994	1,025,097
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	6,139	725,937
Zoetis, Inc. (Pharmaceuticals)	6,543	986,554
		43,019,342
Total Common Stocks (Cost $57,748,527)		63,231,530
	Shares	Value
Short-Term Investments 2.4%
Affiliated Investment Company 1.0%
United States 1.0%
MainStay U.S. Government Liquidity Fund, 2.905% (d)	643,993	$ 643,993
Unaffiliated Investment Company 1.4%
United States 1.4%
Invesco Government & Agency Portfolio, 3.163% (d)(e)	909,820	909,820
Total Short-Term Investments (Cost $1,553,813)		1,553,813
Total Investments (Cost $59,302,340)	101.1%	64,785,343
Other Assets, Less Liabilities	(1.1)	(696,035)
Net Assets	100.0%	$ 64,089,308

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $843,553. The Fund received cash collateral with a value of $909,820. (See Note 2(I))
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Current yield as of October 31, 2022.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 989	$ 16,105	$ (16,450)	$ —	$ —	$ 644	$ 6	$ —	644
14	MainStay Epoch Capital Growth Fund

Abbreviation(s):
SDR—Special Drawing Right

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 63,231,530	$ —	$ —	$ 63,231,530
Short-Term Investments
Affiliated Investment Company	643,993	—	—	643,993
Unaffiliated Investment Company	909,820	—	—	909,820
Total Short-Term Investments	1,553,813	—	—	1,553,813
Total Investments in Securities	$ 64,785,343	$ —	$ —	$ 64,785,343

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
15

Portfolio of Investments October 31, 2022† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Air Freight & Logistics	$ 374,081	0.6%
Auto Components	639,839	1.0
Banks	1,712,144	2.7
Beverages	2,094,107	3.3
Biotechnology	2,058,957	3.2
Building Products	375,871	0.6
Capital Markets	3,316,311	5.1
Chemicals	296,095	0.5
Commercial Services & Supplies	615,588	1.0
Communications Equipment	856,656	1.3
Construction Materials	475,664	0.7
Diversified Financial Services	354,615	0.6
Entertainment	1,486,866	2.3
Food & Staples Retailing	2,232,365	3.5
Health Care Equipment & Supplies	1,447,004	2.2
Health Care Providers & Services	2,180,199	3.4
Health Care Technology	462,171	0.7
Hotels, Restaurants & Leisure	5,116,826	8.0
Interactive Media & Services	1,568,422	2.4
IT Services	5,335,619	8.4
Leisure Products	408,738	0.6
Life Sciences Tools & Services	3,489,853	5.5
Machinery	1,887,279	2.9
Marine	1,095,967	1.7
Media	540,942	0.8
Pharmaceuticals	4,532,180	7.1
Real Estate Management & Development	180,541	0.3
Road & Rail	594,574	0.9
Semiconductors & Semiconductor Equipment	4,841,574	7.7
Software	4,779,459	7.4
Specialty Retail	2,434,886	3.8
Technology Hardware, Storage & Peripherals	1,277,955	2.0
Textiles, Apparel & Luxury Goods	718,406	1.1
Tobacco	652,090	1.0
Trading Companies & Distributors	2,358,936	3.7
Transportation Infrastructure	438,750	0.7
	63,231,530	98.7
Short-Term Investments	1,553,813	2.4
Other Assets, Less Liabilities	(696,035)	(1.1)
Net Assets	$64,089,308	100.0%

†	Percentages indicated are based on Fund net assets.
16	MainStay Epoch Capital Growth Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $58,658,347) including securities on loan of $843,553	$64,141,350
Investment in affiliated investment companies, at value (identified cost $643,993)	643,993
Cash denominated in foreign currencies (identified cost $1,438)	1,434
Receivables:
Dividends	116,251
Fund shares sold	99,418
Investment securities sold	35,853
Securities lending	500
Other assets	45,664
Total assets	65,084,463
Liabilities
Cash collateral received for securities on loan	909,820
Payables:
Manager (See Note 3)	32,832
Custodian	9,512
Professional fees	8,968
Shareholder communication	8,709
Transfer agent (See Note 3)	5,948
Fund shares redeemed	5,883
NYLIFE Distributors (See Note 3)	5,105
Accrued expenses	8,378
Total liabilities	995,155
Net assets	$64,089,308
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 6,127
Additional paid-in-capital	58,255,918
58,262,045
Total distributable earnings (loss)	5,827,263
Net assets	$64,089,308
Class A
Net assets applicable to outstanding shares	$20,879,791
Shares of beneficial interest outstanding	2,000,864
Net asset value per share outstanding	$ 10.44
Maximum sales charge (5.50% of offering price)	0.61
Maximum offering price per share outstanding	$ 11.05
Investor Class
Net assets applicable to outstanding shares	$ 1,133,534
Shares of beneficial interest outstanding	109,497
Net asset value per share outstanding	$ 10.35
Maximum sales charge (5.00% of offering price)	0.54
Maximum offering price per share outstanding	$ 10.89
Class C
Net assets applicable to outstanding shares	$ 794,427
Shares of beneficial interest outstanding	80,563
Net asset value and offering price per share outstanding	$ 9.86
Class I
Net assets applicable to outstanding shares	$41,281,556
Shares of beneficial interest outstanding	3,935,718
Net asset value and offering price per share outstanding	$ 10.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $68,555)	$ 989,409
Dividends-affiliated	5,529
Securities lending, net	2,317
Total income	997,255
Expenses
Manager (See Note 3)	518,034
Distribution/Service—Class A (See Note 3)	53,390
Distribution/Service—Investor Class (See Note 3)	3,280
Distribution/Service—Class C (See Note 3)	9,592
Registration	59,943
Transfer agent (See Note 3)	37,970
Custodian	37,678
Professional fees	24,005
Shareholder communication	3,099
Trustees	1,193
Miscellaneous	12,979
Total expenses before waiver/reimbursement	761,163
Expense waiver/reimbursement from Manager (See Note 3)	(67,710)
Net expenses	693,453
Net investment income (loss)	303,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	325,905
Foreign currency transactions	(10,778)
Net realized gain (loss)	315,127
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(16,914,263)
Translation of other assets and liabilities in foreign currencies	(8,049)
Net change in unrealized appreciation (depreciation)	(16,922,312)
Net realized and unrealized gain (loss)	(16,607,185)
Net increase (decrease) in net assets resulting from operations	$(16,303,383)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 303,802	$ 82,382
Net realized gain (loss)	315,127	19,506,272
Net change in unrealized appreciation (depreciation)	(16,922,312)	5,298,259
Net increase (decrease) in net assets resulting from operations	(16,303,383)	24,886,913
Distributions to shareholders:
Class A	(4,992,940)	(1,425,751)
Investor Class	(363,357)	(268,568)
Class C	(298,992)	(201,859)
Class I	(12,067,689)	(10,411,550)
Total distributions to shareholders	(17,722,978)	(12,307,728)
Capital share transactions:
Net proceeds from sales of shares	14,278,356	38,605,038
Net asset value of shares issued to shareholders in reinvestment of distributions	17,496,640	12,162,981
Cost of shares redeemed	(12,307,173)	(50,502,481)
Increase (decrease) in net assets derived from capital share transactions	19,467,823	265,538
Net increase (decrease) in net assets	(14,558,538)	12,844,723
Net Assets
Beginning of year	78,647,846	65,803,123
End of year	$ 64,089,308	$ 78,647,846
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.09	$ 14.43	$ 13.20	$ 12.21	$ 12.55
Net investment income (loss) (a)	0.03	(0.01)	0.00‡	0.07	0.07
Net realized and unrealized gain (loss)	(2.86)	5.43	1.92	1.81	0.02
Total from investment operations	(2.83)	5.42	1.92	1.88	0.09
Less distributions:
From net investment income	—	(0.03)	(0.07)	(0.08)	(0.07)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(3.82)	(2.76)	(0.69)	(0.89)	(0.43)
Net asset value at end of year	$ 10.44	$ 17.09	$ 14.43	$ 13.20	$ 12.21
Total investment return (b)	(20.79)%	42.61%	15.31%	16.82%	0.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	(0.08)%	0.01%	0.58%	0.57%
Net expenses (c)	1.15%	1.15%	1.13%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.25%	1.36%	1.16%	1.27%	1.15%
Portfolio turnover rate	31%	80%	43%	46%	51%
Net assets at end of year (in 000’s)	$ 20,880	$ 21,767	$ 6,733	$ 4,041	$ 268

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.02	$ 14.40	$ 13.16	$ 12.18	$ 12.54
Net investment income (loss) (a)	0.01	(0.05)	(0.02)	0.04	0.05
Net realized and unrealized gain (loss)	(2.86)	5.40	1.92	1.80	0.01
Total from investment operations	(2.85)	5.35	1.90	1.84	0.06
Less distributions:
From net investment income	—	(0.00)‡	(0.04)	(0.05)	(0.06)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(3.82)	(2.73)	(0.66)	(0.86)	(0.42)
Net asset value at end of year	$ 10.35	$ 17.02	$ 14.40	$ 13.16	$ 12.18
Total investment return (b)	(21.04)%	42.05%	15.14%	16.42%	0.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	(0.31)%	(0.17)%	0.30%	0.40%
Net expenses (c)	1.39%	1.42%	1.34%	1.43%	1.40%
Expenses (before waiver/reimbursement) (c)	1.44%	1.59%	1.36%	1.54%	1.40%
Portfolio turnover rate	31%	80%	43%	46%	51%
Net assets at end of year (in 000's)	$ 1,134	$ 1,648	$ 1,416	$ 1,177	$ 78

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.49	$ 14.10	$ 12.97	$ 12.04	$ 12.44
Net investment income (loss) (a)	(0.08)	(0.16)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.73)	5.28	1.87	1.80	0.01
Total from investment operations	(2.81)	5.12	1.75	1.74	(0.04)
Less distributions:
From net investment income	—	—	(0.62)	(0.81)	(0.36)
From net realized gain on investments	(3.82)	(2.73)	—	—	—
Total distributions	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Net asset value at end of year	$ 9.86	$ 16.49	$ 14.10	$ 12.97	$ 12.04
Total investment return (b)	(21.60)%	41.17%	14.24%	15.59%	(0.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%	(1.09)%	(0.92)%	(0.46)%	(0.40)%
Net expenses (c)	2.14%	2.17%	2.09%	2.17%	2.15%
Expenses (before waiver/reimbursement) (c)	2.20%	2.34%	2.11%	2.27%	2.15%
Portfolio turnover rate	31%	80%	43%	46%	51%
Net assets at end of year (in 000’s)	$ 794	$ 1,288	$ 1,152	$ 1,236	$ 41

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.15	$ 14.47	$ 13.23	$ 12.24	$ 12.57
Net investment income (loss) (a)	0.06	0.03	0.04	0.08	0.11
Net realized and unrealized gain (loss)	(2.88)	5.45	1.92	1.83	0.01
Total from investment operations	(2.82)	5.48	1.96	1.91	0.12
Less distributions:
From net investment income	(0.02)	(0.07)	(0.10)	(0.11)	(0.09)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(3.84)	(2.80)	(0.72)	(0.92)	(0.45)
Net asset value at end of year	$ 10.49	$ 17.15	$ 14.47	$ 13.23	$ 12.24
Total investment return (b)	(20.63)%	42.99%	15.58%	17.11%	0.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.21%	0.29%	0.66%	0.83%
Net expenses (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement) (c)	1.00%	1.10%	0.93%	1.00%	0.90%
Portfolio turnover rate	31%	80%	43%	46%	51%
Net assets at end of year (in 000’s)	$ 41,282	$ 53,944	$ 56,502	$ 119,464	$ 106,925

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

22	MainStay Epoch Capital Growth Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair
23

Notes to Financial Statements (continued)
valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

24	MainStay Epoch Capital Growth Fund

(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts
25

Notes to Financial Statements (continued)
clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $518,034 and waived fees and/or reimbursed expenses in the amount of $67,710 and paid the Subadvisor fees in the amount of $225,182.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $12,255 and $401, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2022, of $525 and $142, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any

26	MainStay Epoch Capital Growth Fund

reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$10,451	$—
Investor Class	3,147	—
Class C	2,320	—
Class I	22,052	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$59,761,436	$10,866,642	$(5,842,627)	$5,024,015
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$192,116	$659,186	$(41,138)	$5,017,099	$5,827,263
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Passive Foreign Investment Company (“PFIC”) and wash sale adjustments. The other temporary differences are primarily due to amortization of organizational expenses.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 3,330,996	$ 1,475,154
Long-Term Capital Gains	14,391,982	10,832,574
Total	$17,722,978	$12,307,728
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
27

Notes to Financial Statements (continued)
October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $23,785 and $21,612, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	709,982	$ 8,625,981
Shares issued to shareholders in reinvestment of distributions	384,632	4,954,057
Shares redeemed	(391,322)	(4,603,433)
Net increase (decrease) in shares outstanding before conversion	703,292	8,976,605
Shares converted into Class A (See Note 1)	23,937	303,739
Net increase (decrease)	727,229	$ 9,280,344
Year ended October 31, 2021:
Shares sold	849,654	$ 13,153,711
Shares issued to shareholders in reinvestment of distributions	103,916	1,408,059
Shares redeemed	(199,599)	(3,086,554)
Net increase (decrease) in shares outstanding before conversion	753,971	11,475,216
Shares converted into Class A (See Note 1)	53,113	800,905
Net increase (decrease)	807,084	$ 12,276,121

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	14,650	$ 181,933
Shares issued to shareholders in reinvestment of distributions	28,387	363,357
Shares redeemed	(14,009)	(161,742)
Net increase (decrease) in shares outstanding before conversion	29,028	383,548
Shares converted into Investor Class (See Note 1)	1,563	17,080
Shares converted from Investor Class (See Note 1)	(17,935)	(235,284)
Net increase (decrease)	12,656	$ 165,344
Year ended October 31, 2021:
Shares sold	37,171	$ 556,301
Shares issued to shareholders in reinvestment of distributions	19,835	268,568
Shares redeemed	(13,478)	(204,246)
Net increase (decrease) in shares outstanding before conversion	43,528	620,623
Shares converted into Investor Class (See Note 1)	4,200	62,596
Shares converted from Investor Class (See Note 1)	(49,222)	(739,778)
Net increase (decrease)	(1,494)	$ (56,559)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	28,990	$ 303,526
Shares issued to shareholders in reinvestment of distributions	23,870	293,121
Shares redeemed	(42,311)	(462,532)
Net increase (decrease) in shares outstanding before conversion	10,549	134,115
Shares converted from Class C (See Note 1)	(8,094)	(85,535)
Net increase (decrease)	2,455	$ 48,580
Year ended October 31, 2021:
Shares sold	33,628	$ 491,294
Shares issued to shareholders in reinvestment of distributions	15,244	201,064
Shares redeemed	(44,021)	(635,564)
Net increase (decrease) in shares outstanding before conversion	4,851	56,794
Shares converted from Class C (See Note 1)	(8,445)	(123,723)
Net increase (decrease)	(3,594)	$ (66,929)

28	MainStay Epoch Capital Growth Fund

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	461,566	$ 5,166,916
Shares issued to shareholders in reinvestment of distributions	920,690	11,886,105
Shares redeemed	(591,942)	(7,079,466)
Net increase (decrease)	790,314	$ 9,973,555
Year ended October 31, 2021:
Shares sold	1,780,134	$ 24,403,732
Shares issued to shareholders in reinvestment of distributions	758,502	10,285,290
Shares redeemed	(3,298,049)	(46,576,117)
Net increase (decrease)	(759,413)	$(11,887,095)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
30	MainStay Epoch Capital Growth Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $14,391,819 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $726,830 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 10.77% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay Epoch Capital Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay Epoch Capital Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013738.2MS229-22	MSECG11-12/22
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/2/2006	-12.45%	1.78%	5.35%	1.16%
		Excluding sales charges		-7.36	2.94	5.95	1.16
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	-12.05	1.74	5.33	1.16
		Excluding sales charges		-7.42	2.90	5.93	1.16
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	-8.97	2.16	5.15	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		-8.07	2.16	5.15	1.91
Class I Shares	No Sales Charge		12/27/2005	-7.08	3.20	6.21	0.91
Class R2 Shares	No Sales Charge		2/28/2014	-7.49	2.78	3.80	1.26
Class R3 Shares	No Sales Charge		2/29/2016	-7.70	2.51	4.99	1.51
Class R6 Shares	No Sales Charge		6/17/2013	-7.02	3.04	5.15	0.75

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	-18.48%	6.37%	8.94%
Global Equity Yield Composite Index[2]	-7.94	4.37	7.11
Morningstar Global Large Stock Value Category Average[3]	-12.38	2.92	6.54

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints).
3.	Morningstar Global Large Stock Value portfolios invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. Global large stock value portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$942.50	$5.34	$1,019.71	$5.55	1.09%
Investor Class Shares	$1,000.00	$942.00	$5.68	$1,019.36	$5.90	1.16%
Class C Shares	$1,000.00	$939.00	$8.99	$1,015.93	$9.35	1.84%
Class I Shares	$1,000.00	$944.20	$4.12	$1,020.97	$4.28	0.84%
Class R2 Shares	$1,000.00	$941.70	$6.17	$1,018.85	$6.41	1.26%
Class R3 Shares	$1,000.00	$940.90	$7.39	$1,017.59	$7.68	1.51%
Class R6 Shares	$1,000.00	$944.50	$3.63	$1,021.47	$3.77	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
United States	67.3%
United Kingdom	7.8
Canada	5.8
Germany	5.4
France	5.3
Switzerland	2.2
Japan	1.7
Republic of Korea	1.1
Taiwan	0.8
Denmark	0.5%
Norway	0.5
Italy	0.4
China	0.4
Austria	0.4
Other Assets, Less Liabilities	0.4
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	International Business Machines Corp.
3.	Broadcom, Inc.
4.	Microsoft Corp.
5.	Analog Devices, Inc.
6.	Cisco Systems, Inc.
7.	UnitedHealth Group, Inc.
8.	Restaurant Brands International, Inc.
9.	AstraZeneca plc, Sponsored ADR
10.	Walmart, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Epoch Global Equity Yield Fund returned −7.08%, outperforming the −18.48% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares also outperformed the −7.94% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the −12.38% return of the Morningstar Global Large Stock Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period was characterized by heightened volatility and deteriorating macroeconomic conditions, with the implementation of increasingly restrictive monetary policy to fight inflation, putting heavy pressure on equity price multiples. The eruption of war in Ukraine struck another blow to market sentiment, fueling geopolitical tensions and straining supply chains still recovering from the pandemic. Global economies remained challenged by rising prices while central bank officials signaled their commitment to curbing inflation, despite growing concerns of a recession on the horizon.
In this challenging environment, the strategy outperformed the benchmark by a wide margin, providing significant downside protection. Low exposure to volatility, market sensitivity, and growth were tailwinds to relative returns. Most sectors made positive contributions, with the largest coming from communication services and information technology. (Contributions take weightings and total returns into account.) Stock selection drove nearly all outperformance in communication services, owing largely to the Fund’s lack of exposure to two major components of the MSCI World Index (Net) that experienced extreme drops in share price. Stock selection also drove strong relative returns in information technology, mainly due to a lack of exposure to some of the worst-performing technology services stocks.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, an underweight exposure in communication services contributed to the Fund’s performance relative to the MSCI World Index (Net), with stock selection further enhancing returns. Similarly, in information technology, underweight exposure and good stock selection bolstered relative returns. Stock selection in the industrials sector also added to relative performance. By country, holdings in the United States and Canada were leading contributors. Conversely, energy was the biggest drag on relative returns, largely due to a lack of exposure to several strong-performing oil, gas & consumable fuel stocks. By country, China and Taiwan were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included pharmaceutical maker AbbVie and integrated energy company Chevron.
AbbVie develops and markets drugs in specialty therapeutic areas, including immunology, oncology and virology, among others. Shares generally traded higher in response to favorable quarterly earnings reports, in addition to constructive news flow regarding clinical successes and approvals for key drugs. While the market remained concerned about the revenue impact from the impending entry of biosimilar competitors for the blockbuster immunology drug Humira, AbbVie continued to advance key drugs in multiple therapeutic areas, such as Skyrizi and Rinvoq in immunology, Venclexta in oncology, and Vraylar in neuroscience. Additionally, in aesthetics, Botox and Juvederm continued to sell well.
Chevron is a global integrated energy company that explores, produces and markets crude oil and natural gas. The company also owns and operates downstream assets that include chemicals, lubricants & additives, and fuel retail & marketing. Chevron shares outperformed as the prolonged war in Ukraine held oil and gas prices at elevated levels. Although oil prices declined late in the reporting period, Chevron shares gained after the OPEC+ oil supplying countries decided to cut production to reduce supply in early October 2022. Strong refining margins further supported the company’s shares. Chevron’s integrated business model, geographic and product diversification, strong balance sheet and continued efforts to manage costs and improve capital efficiencies allows the company to generate sustainable cash flow through commodity price cycles, while returning cash to shareholders through an attractive and growing dividend and share buybacks, using excess free cash flow.
The most significant detractors from the Fund’s absolute performance during the same period were financial services provider software company Microsoft and medical device maker Medtronic.
Microsoft is a global software company for enterprises. The company’s shares have come under pressure from persistent

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

concerns that its end markets may be slowing. Although the personal computer market has declined, we believe Microsoft’s shift toward a software subscription model rather than relying on perpetual licenses, along with the continued growth of the company’s Azure cloud business, are likely to support earnings and revenues better than in previous economic downturns, even if the world slips into a recession. We believe that management remains dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Medtronic’s devices treat a variety of conditions, including cardiac rhythm diseases, vascular and heart disease, spinal conditions and diabetes. Additionally, the company has developed a line of advanced surgical devices and systems. Medtronic's business faced challenges during the reporting period due to the COVID-19 pandemic, which depressed surgical procedure volumes and created supply-chain issues that led to product availability issues. While revenues, earnings and cash flows have recovered from the lows reached during the peak of the pandemic, certain procedure volumes have not fully recovered, and supply-chain shortages continue to plague some products. We view these challenges as temporary macro headwinds and expect financial performance to continue to improve going forward. We also note that cash flow generation remains comfortably able to cover the company’s dividend – which was increased by 8% in May 2022 – as well as share repurchases. Medtronic has established a track record of innovation and a promising development pipeline, and returns capital to owners through a consistently growing dividend and regular share repurchases, with a minimum combined payout of 50% of free cash flow.
What were some of the Fund’s largest purchases and sales during the reporting period?
New positions initiated during the reporting period included biopharmaceutical company Eli Lilly and Company and financial services firm Bank of America.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet needs—including endocrinology, oncology, immunology and neurology—and has also created a particularly strong diabetes franchise. We appreciate the company’s favorable growth outlook, with several promising drugs recently launched or awaiting approval, along with a broad pipeline of drugs in various stages of clinical development. Eli Lilly returns cash to owners through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
Bank of America operates a diversified business model with four main business segments, including consumer banking, global wealth & investment management, global banking and global markets. The company has over $3 trillion in assets, a well-capitalized balance sheet and a core deposit franchise that supports improving profitability in a rising interest rate environment. Bank of America returns excess capital to shareholders through an attractive, growing dividend, and regular share repurchases.
The Fund’s most significant sales during the same period included closing its entire positions in telecommunications operator Telenor and insurer Tokio Marine.
Telenor operates the best – or second-best – network in the markets it serves, which include the Nordics and Asia. The company’s network superiority gives it competitive pricing power in developed markets. However, the slower than expected return of travel and the company’s reliance on migrant workers in its Asian subsidiaries has put pressure on cash generation. Mergers and acquisitions in the region are expected to improve operations, although extended regulatory approval has prolonged completion of the deals. Given the increased uncertainty and an uncovered dividend through 2025, we chose to sell the Fund’s position in favor of higher conviction names.
In addition to enjoying the position as Japan’s largest insurer, Tokio Marine maintains strong market share outside Japan in several markets with dynamic growth prospects. While the company pays an attractive dividend, Tokio Marine's investment concentration in domestic equities exposes its capital base to a correction in Japanese equity prices. Moreover, the company's own strong share price performance has limited its prospective shareholder yield. Accordingly, we exited the Fund’s position in favor of other opportunities.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included decreases in exposure to utilities and communication services, and increases in health care and industrials. The Fund's most significant country allocation changes during the reporting period were increases in the United States, and reductions in Canada and Germany. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable and growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund’s largest sector positions on an absolute basis included information technology and health care, while the smallest sector positions were to real estate, materials and energy. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocation was to utilities, a defensive sector that is typically well-represented in the Fund. The Fund’s
10	MainStay Epoch Global Equity Yield Fund

most significantly underweight allocations were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 97.9%
Austria 0.4%
BAWAG Group AG (Banks) (a)(b)	80,535	$ 3,893,480
Canada 5.8%
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	150,010	5,844,703
Fortis, Inc. (Electric Utilities)	127,505	4,974,412
Manulife Financial Corp. (Insurance)	619,159	10,262,128
Nutrien Ltd. (Chemicals)	134,356	11,353,082
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	299,578	17,788,942
Royal Bank of Canada (Banks)	58,777	5,438,280
TELUS Corp. (Diversified Telecommunication Services)	267,349	5,583,058
		61,244,605
China 0.4%
China Resources Gas Group Ltd. (Gas Utilities)	1,630,000	4,173,817
Denmark 0.5%
Novo Nordisk A/S, Class B (Pharmaceuticals)	55,204	6,001,566
France 5.3%
AXA SA (Insurance)	333,020	8,227,675
Cie Generale des Etablissements Michelin SCA (Auto Components)	185,659	4,735,555
Danone SA (Food Products)	102,859	5,117,082
Orange SA (Diversified Telecommunication Services)	528,987	5,034,811
Sanofi (Pharmaceuticals)	116,408	10,046,461
TotalEnergies SE (Oil, Gas & Consumable Fuels)	314,216	17,109,870
Vinci SA (Construction & Engineering)	65,482	6,029,919
		56,301,373
Germany 5.4%
Allianz SE (Registered) (Insurance)	29,739	5,354,779
BASF SE (Chemicals)	117,445	5,273,414
Bayer AG (Registered) (Pharmaceuticals)	116,411	6,122,598
Deutsche Post AG (Registered) (Air Freight & Logistics)	294,179	10,439,841
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	920,030	17,424,285
	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	23,750	$ 6,276,129
Siemens AG (Registered) (Industrial Conglomerates)	58,687	6,416,836
		57,307,882
Italy 0.4%
Snam SpA (Gas Utilities)	1,037,029	4,613,847
Japan 1.7%
Bridgestone Corp. (Auto Components)	180,000	6,490,871
Koei Tecmo Holdings Co. Ltd. (Entertainment)	405,400	6,128,916
Toyota Motor Corp. (Automobiles)	372,500	5,159,311
		17,779,098
Norway 0.5%
Orkla ASA (Food Products)	771,960	5,209,689
Republic of Korea 1.1%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	7,177	7,417,429
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	139,486	4,905,928
		12,323,357
Switzerland 2.2%
Nestle SA (Registered) (Food Products)	65,445	7,126,502
Novartis AG (Registered) (Pharmaceuticals)	199,311	16,102,522
		23,229,024
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	136,153	8,380,217
United Kingdom 7.8%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	301,276	17,718,042
BAE Systems plc (Aerospace & Defense)	662,134	6,184,027
British American Tobacco plc (Tobacco)	370,707	14,596,728
Coca-Cola Europacific Partners plc (Beverages)	352,526	16,586,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Linde plc (Chemicals)	54,721	$ 16,271,289
RELX plc (Professional Services)	203,885	5,486,555
Unilever plc (Personal Products)	128,636	5,863,173
		82,706,162
United States 65.6%
AbbVie, Inc. (Biotechnology)	82,980	12,148,272
Air Products and Chemicals, Inc. (Chemicals)	30,520	7,642,208
Altria Group, Inc. (Tobacco)	133,164	6,161,498
Ameren Corp. (Multi-Utilities)	67,663	5,515,888
American Electric Power Co., Inc. (Electric Utilities)	143,858	12,647,995
Amgen, Inc. (Biotechnology)	25,528	6,901,495
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	141,056	20,117,407
Apple, Inc. (Technology Hardware, Storage & Peripherals)	143,966	22,075,746
Arthur J. Gallagher & Co. (Insurance)	44,196	8,268,188
AT&T, Inc. (Diversified Telecommunication Services)	382,642	6,975,564
Bank of America Corp. (Banks)	403,560	14,544,302
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	46,461	21,842,245
Chevron Corp. (Oil, Gas & Consumable Fuels)	40,644	7,352,500
Cisco Systems, Inc. (Communications Equipment)	412,819	18,754,367
Coca-Cola Co. (The) (Beverages)	154,245	9,231,563
Columbia Banking System, Inc. (Banks)	311,230	10,416,868
Comcast Corp., Class A (Media)	252,609	8,017,810
Cummins, Inc. (Machinery)	53,434	13,065,147
CVS Health Corp. (Health Care Providers & Services)	75,323	7,133,088
Dow, Inc. (Chemicals)	106,459	4,975,894
Duke Energy Corp. (Electric Utilities)	56,705	5,283,772
Eaton Corp. plc (Electrical Equipment)	69,090	10,368,336
Eli Lilly and Co. (Pharmaceuticals)	30,004	10,864,148
Emerson Electric Co. (Electrical Equipment)	124,981	10,823,355
Entergy Corp. (Electric Utilities)	55,166	5,910,485
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	338,433	8,545,433
Evergy, Inc. (Electric Utilities)	88,064	5,383,352
GSK plc (Pharmaceuticals)	313,793	5,141,648
Hasbro, Inc. (Leisure Products)	131,694	8,593,034
	Shares	Value

United States (continued)
Home Depot, Inc. (The) (Specialty Retail)	22,086	$ 6,540,327
Honeywell International, Inc. (Industrial Conglomerates)	52,483	10,707,582
Hubbell, Inc. (Electrical Equipment)	32,059	7,613,371
Intel Corp. (Semiconductors & Semiconductor Equipment)	190,993	5,429,931
International Business Machines Corp. (IT Services)	157,991	21,848,575
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	135,180	6,768,463
Johnson & Johnson (Pharmaceuticals)	30,803	5,358,798
JPMorgan Chase & Co. (Banks)	114,216	14,377,510
KeyCorp (Banks)	756,385	13,516,600
KLA Corp. (Semiconductors & Semiconductor Equipment)	40,810	12,914,325
Lazard Ltd., Class A (Capital Markets)	163,971	6,183,346
Leggett & Platt, Inc. (Household Durables)	164,019	5,535,641
Lockheed Martin Corp. (Aerospace & Defense)	14,388	7,002,352
LyondellBasell Industries NV, Class A (Chemicals)	63,679	4,868,260
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	122,199	6,592,636
McDonald's Corp. (Hotels, Restaurants & Leisure)	29,547	8,056,285
Medtronic plc (Health Care Equipment & Supplies)	191,698	16,742,903
Merck & Co., Inc. (Pharmaceuticals)	112,799	11,415,259
MetLife, Inc. (Insurance)	193,131	14,139,121
Microsoft Corp. (Software)	90,343	20,971,321
MPLX LP (Oil, Gas & Consumable Fuels)	188,930	6,336,712
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	77,743	6,451,114
NextEra Energy, Inc. (Electric Utilities)	158,239	12,263,523
NiSource, Inc. (Multi-Utilities)	205,629	5,282,609
Omnicom Group, Inc. (Media)	85,799	6,241,877
Pfizer, Inc. (Pharmaceuticals)	110,750	5,155,413
Philip Morris International, Inc. (Tobacco)	79,042	7,260,008
PNC Financial Services Group, Inc. (The) (Banks)	41,298	6,683,255
Procter & Gamble Co. (The) (Household Products)	38,773	5,221,560
Raytheon Technologies Corp. (Aerospace & Defense)	113,569	10,768,613
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Realty Income Corp. (Equity Real Estate Investment Trusts)	89,694	$ 5,585,245
Roche Holding AG (Pharmaceuticals)	16,833	5,590,267
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	65,174	10,468,900
Travelers Cos., Inc. (The) (Insurance)	62,981	11,617,475
Truist Financial Corp. (Banks)	122,381	5,481,445
U.S. Bancorp (Banks)	203,947	8,657,550
United Parcel Service, Inc., Class B (Air Freight & Logistics)	53,230	8,930,397
UnitedHealth Group, Inc. (Health Care Providers & Services)	33,356	18,517,583
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	49,958	10,947,297
Verizon Communications, Inc. (Diversified Telecommunication Services)	121,584	4,543,594
Walmart, Inc. (Food & Staples Retailing)	122,876	17,488,941
WEC Energy Group, Inc. (Multi-Utilities)	62,580	5,715,431
Welltower, Inc. (Equity Real Estate Investment Trusts)	73,268	4,472,279
WP Carey, Inc. (Equity Real Estate Investment Trusts)	69,564	5,307,733
		696,273,035
Total Common Stocks (Cost $940,729,901)		1,039,437,152
	Shares	Value
Short-Term Investment 1.7%
Affiliated Investment Company 1.7%
United States 1.7%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	18,619,778	$ 18,619,778
Total Short-Term Investment (Cost $18,619,778)		18,619,778
Total Investments (Cost $959,349,679)	99.6%	1,058,056,930
Other Assets, Less Liabilities	0.4	3,757,662
Net Assets	100.0%	$ 1,061,814,592

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 19,800	$ 155,013	$ (156,193)	$ —	$ —	$ 18,620	$ 117	$ —	18,620

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,039,437,152	$ —	$ —	$ 1,039,437,152
Short-Term Investment
Affiliated Investment Company	18,619,778	—	—	18,619,778
Total Investments in Securities	$ 1,058,056,930	$ —	$ —	$ 1,058,056,930

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 23,954,992	2.3%
Air Freight & Logistics	19,370,238	1.8
Auto Components	11,226,426	1.0
Automobiles	5,159,311	0.5
Banks	83,009,290	7.8
Beverages	25,817,911	2.5
Biotechnology	19,049,767	1.7
Capital Markets	6,183,346	0.6
Chemicals	50,384,147	4.8
Communications Equipment	18,754,367	1.8
Construction & Engineering	6,029,919	0.6
Diversified Telecommunication Services	39,561,312	3.7
Electric Utilities	46,463,539	4.5
Electrical Equipment	28,805,062	2.7
Entertainment	6,128,916	0.6
Equity Real Estate Investment Trusts	22,133,720	2.0
Food & Staples Retailing	17,488,941	1.6
Food Products	17,453,273	1.7
Gas Utilities	8,787,664	0.8
Health Care Equipment & Supplies	16,742,903	1.6
Health Care Providers & Services	25,650,671	2.4
Hotels, Restaurants & Leisure	36,792,524	3.5
Household Durables	5,535,641	0.5
Household Products	5,221,560	0.5
Industrial Conglomerates	17,124,418	1.6
Insurance	64,145,495	6.1
IT Services	21,848,575	2.1
Leisure Products	8,593,034	0.8
Machinery	13,065,147	1.2
Media	14,259,687	1.4
Multi-Utilities	16,513,928	1.5
Oil, Gas & Consumable Fuels	51,781,854	4.8
Personal Products	5,863,173	0.5
Pharmaceuticals	99,516,722	9.3
Professional Services	5,486,555	0.5
Semiconductors & Semiconductor Equipment	79,153,025	7.5
Software	20,971,321	2.0
Specialty Retail	6,540,327	0.6
Technology Hardware, Storage & Peripherals	29,493,175	2.8
Tobacco	28,018,234	2.7
Trading Companies & Distributors	6,451,114	0.6
Wireless Telecommunication Services	4,905,928	0.4
	1,039,437,152	97.9
	Value	Percent
Short-Term Investment	$ 18,619,778	1.7%
Other Assets, Less Liabilities	3,757,662	0.4
Net Assets	$1,061,814,592	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $940,729,901)	$1,039,437,152
Investment in affiliated investment companies, at value (identified cost $18,619,778)	18,619,778
Cash	187,479
Cash denominated in foreign currencies (identified cost $18,518)	18,504
Receivables:
Dividends	4,678,121
Fund shares sold	1,380,870
Investment securities sold	455,642
Securities lending	2,864
Other assets	64,905
Total assets	1,064,845,315
Liabilities
Payables:
Investment securities purchased	1,159,388
Fund shares redeemed	885,917
Manager (See Note 3)	482,125
Transfer agent (See Note 3)	300,968
Shareholder communication	111,570
NYLIFE Distributors (See Note 3)	39,594
Professional fees	23,622
Custodian	11,332
Trustees	86
Accrued expenses	16,121
Total liabilities	3,030,723
Net assets	$1,061,814,592
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 58,238
Additional paid-in-capital	1,021,713,215
1,021,771,453
Total distributable earnings (loss)	40,043,139
Net assets	$1,061,814,592
Class A
Net assets applicable to outstanding shares	$120,648,376
Shares of beneficial interest outstanding	6,601,393
Net asset value per share outstanding	$ 18.28
Maximum sales charge (5.50% of offering price)	1.06
Maximum offering price per share outstanding	$ 19.34
Investor Class
Net assets applicable to outstanding shares	$ 7,975,661
Shares of beneficial interest outstanding	437,338
Net asset value per share outstanding	$ 18.24
Maximum sales charge (5.00% of offering price)	0.96
Maximum offering price per share outstanding	$ 19.20
Class C
Net assets applicable to outstanding shares	$ 15,800,764
Shares of beneficial interest outstanding	868,868
Net asset value and offering price per share outstanding	$ 18.19
Class I
Net assets applicable to outstanding shares	$910,692,910
Shares of beneficial interest outstanding	49,958,745
Net asset value and offering price per share outstanding	$ 18.23
Class R2
Net assets applicable to outstanding shares	$ 211,275
Shares of beneficial interest outstanding	11,548
Net asset value and offering price per share outstanding	$ 18.30
Class R3
Net assets applicable to outstanding shares	$ 634,438
Shares of beneficial interest outstanding	34,739
Net asset value and offering price per share outstanding	$ 18.26
Class R6
Net assets applicable to outstanding shares	$ 5,851,168
Shares of beneficial interest outstanding	325,153
Net asset value and offering price per share outstanding	$ 18.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $231,898)	$ 35,636,902
Dividends-affiliated	117,280
Securities lending, net	103,520
Total income	35,857,702
Expenses
Manager (See Note 3)	7,914,873
Transfer agent (See Note 3)	1,824,129
Distribution/Service—Class A (See Note 3)	325,050
Distribution/Service—Investor Class (See Note 3)	21,491
Distribution/Service—Class C (See Note 3)	218,564
Distribution/Service—Class R2 (See Note 3)	558
Distribution/Service—Class R3 (See Note 3)	3,142
Professional fees	194,496
Registration	106,294
Custodian	56,810
Shareholder communication	45,385
Trustees	19,560
Shareholder service (See Note 3)	851
Miscellaneous	69,983
Total expenses before waiver/reimbursement	10,801,186
Expense waiver/reimbursement from Manager (See Note 3)	(730,460)
Net expenses	10,070,726
Net investment income (loss)	25,786,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	30,450,875
Foreign currency transactions	90,678
Net realized gain (loss)	30,541,553
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(138,497,516)
Translation of other assets and liabilities in foreign currencies	(438,832)
Net change in unrealized appreciation (depreciation)	(138,936,348)
Net realized and unrealized gain (loss)	(108,394,795)
Net increase (decrease) in net assets resulting from operations	$ (82,607,819)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 25,786,976	$ 30,455,754
Net realized gain (loss)	30,541,553	134,496,684
Net change in unrealized appreciation (depreciation)	(138,936,348)	172,222,843
Net increase (decrease) in net assets resulting from operations	(82,607,819)	337,175,281
Distributions to shareholders:
Class A	(2,921,191)	(3,483,019)
Investor Class	(188,229)	(241,824)
Class C	(296,524)	(643,860)
Class I	(24,118,312)	(30,164,398)
Class R2	(4,681)	(12,269)
Class R3	(11,174)	(12,566)
Class R6	(73,763)	(19,563)
Total distributions to shareholders	(27,613,874)	(34,577,499)
Capital share transactions:
Net proceeds from sales of shares	199,939,434	212,090,447
Net asset value of shares issued to shareholders in reinvestment of distributions	24,854,003	30,532,850
Cost of shares redeemed	(229,910,828)	(629,451,002)
Increase (decrease) in net assets derived from capital share transactions	(5,117,391)	(386,827,705)
Net increase (decrease) in net assets	(115,339,084)	(84,229,923)
Net Assets
Beginning of year	1,177,153,676	1,261,383,599
End of year	$1,061,814,592	$1,177,153,676
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.18	$ 15.83	$ 18.75	$ 18.38	$ 19.66
Net investment income (loss) (a)	0.41	0.45	0.46	0.57	0.60
Net realized and unrealized gain (loss)	(1.87)	4.43	(2.59)	1.42	(1.30)
Total from investment operations	(1.46)	4.88	(2.13)	1.99	(0.70)
Less distributions:
From net investment income	(0.44)	(0.53)	(0.45)	(0.59)	(0.56)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.44)	(0.53)	(0.79)	(1.62)	(0.58)
Net asset value at end of year	$ 18.28	$ 20.18	$ 15.83	$ 18.75	$ 18.38
Total investment return (b)	(7.36)%	30.98%	(11.48)%	11.66%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	2.32%	2.74%	3.17%	3.07%
Net expenses (c)	1.09%	1.09%(d)	1.09%(d)	1.10%(d)	1.10%
Expenses (before waiver/reimbursement) (c)	1.16%	1.16%(d)	1.14%(d)	1.14%(d)	1.16%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 120,648	$ 134,982	$ 103,166	$ 125,791	$ 134,136

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.14	$ 15.80	$ 18.72	$ 18.35	$ 19.63
Net investment income (loss) (a)	0.39	0.44	0.46	0.57	0.54
Net realized and unrealized gain (loss)	(1.86)	4.42	(2.59)	1.42	(1.24)
Total from investment operations	(1.47)	4.86	(2.13)	1.99	(0.70)
Less distributions:
From net investment income	(0.43)	(0.52)	(0.45)	(0.59)	(0.56)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.43)	(0.52)	(0.79)	(1.62)	(0.58)
Net asset value at end of year	$ 18.24	$ 20.14	$ 15.80	$ 18.72	$ 18.35
Total investment return (b)	(7.42)%	30.91%	(11.53)%	11.67%	(3.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.29%	2.70%	3.15%	2.80%
Net expenses (c)	1.15%	1.15%(d)	1.13%(d)	1.11%(d)	1.10%
Expenses (before waiver/reimbursement) (c)	1.16%	1.16%(d)	1.13%(d)	1.11%(d)	1.10%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000's)	$ 7,976	$ 9,081	$ 7,897	$ 10,067	$ 9,582

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.07	$ 15.73	$ 18.62	$ 18.25	$ 19.53
Net investment income (loss) (a)	0.26	0.30	0.34	0.44	0.40
Net realized and unrealized gain (loss)	(1.86)	4.40	(2.57)	1.41	(1.25)
Total from investment operations	(1.60)	4.70	(2.23)	1.85	(0.85)
Less distributions:
From net investment income	(0.28)	(0.36)	(0.32)	(0.45)	(0.41)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.28)	(0.36)	(0.66)	(1.48)	(0.43)
Net asset value at end of year	$ 18.19	$ 20.07	$ 15.73	$ 18.62	$ 18.25
Total investment return (b)	(8.07)%	30.00%	(12.14)%	10.88%	(4.41)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%	1.59%	2.00%	2.47%	2.08%
Net expenses (c)	1.84%	1.84%(d)	1.84%(d)	1.85%(d)	1.84%
Expenses (before waiver/reimbursement) (c)	1.91%	1.91%(d)	1.88%(d)	1.87%(d)	1.85%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 15,801	$ 27,874	$ 42,298	$ 97,872	$ 138,182

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.13	$ 15.79	$ 18.72	$ 18.34	$ 19.63
Net investment income (loss) (a)	0.45	0.50	0.50	0.62	0.59
Net realized and unrealized gain (loss)	(1.86)	4.42	(2.59)	1.43	(1.25)
Total from investment operations	(1.41)	4.92	(2.09)	2.05	(0.66)
Less distributions:
From net investment income	(0.49)	(0.58)	(0.50)	(0.64)	(0.61)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.49)	(0.58)	(0.84)	(1.67)	(0.63)
Net asset value at end of year	$ 18.23	$ 20.13	$ 15.79	$ 18.72	$ 18.34
Total investment return (b)	(7.08)%	31.32%	(11.31)%	12.03%	(3.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.59%	2.98%	3.44%	3.03%
Net expenses (c)	0.84%	0.84%(d)	0.84%(d)	0.85%(d)	0.85%
Expenses (before waiver/reimbursement) (c)	0.91%	0.91%(d)	0.89%(d)	0.89%(d)	0.91%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 910,693	$ 1,003,575	$ 1,106,793	$ 1,657,341	$ 2,279,815

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.20	$ 15.84	$ 18.77	$ 18.39	$ 19.67
Net investment income (loss) (a)	0.38	0.45	0.44	0.55	0.50
Net realized and unrealized gain (loss)	(1.87)	4.40	(2.60)	1.42	(1.24)
Total from investment operations	(1.49)	4.85	(2.16)	1.97	(0.74)
Less distributions:
From net investment income	(0.41)	(0.49)	(0.43)	(0.56)	(0.52)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.41)	(0.49)	(0.77)	(1.59)	(0.54)
Net asset value at end of year	$ 18.30	$ 20.20	$ 15.84	$ 18.77	$ 18.39
Total investment return (b)	(7.49)%	30.76%	(11.66)%	11.55%	(3.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.35%	2.59%	3.02%	2.60%
Net expenses (c)	1.25%	1.26%(d)	1.24%(d)	1.24%(d)	1.27%
Expenses (before waiver/reimbursement) (c)	1.26%	1.28%(d)	1.24%(d)	1.24%(d)	1.27%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 211	$ 228	$ 459	$ 632	$ 583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.16	$ 15.82	$ 18.74	$ 18.36	$ 19.65
Net investment income (loss) (a)	0.32	0.37	0.40	0.53	0.47
Net realized and unrealized gain (loss)	(1.86)	4.42	(2.60)	1.40	(1.26)
Total from investment operations	(1.54)	4.79	(2.20)	1.93	(0.79)
Less distributions:
From net investment income	(0.36)	(0.45)	(0.38)	(0.52)	(0.48)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.36)	(0.45)	(0.72)	(1.55)	(0.50)
Net asset value at end of year	$ 18.26	$ 20.16	$ 15.82	$ 18.74	$ 18.36
Total investment return (b)	(7.70)%	30.42%	(11.87)%	11.28%	(4.10)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	1.90%	2.33%	2.92%	2.42%
Net expenses (c)	1.50%	1.50%(d)	1.49%(d)	1.49%(d)	1.52%
Expenses (before waiver/reimbursement) (c)	1.51%	1.51%(d)	1.49%(d)	1.49%(d)	1.52%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 634	$ 643	$ 446	$ 568	$ 690

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.88	$ 15.60	$ 18.73	$ 18.35	$ 19.64
Net investment income (loss) (a)	0.44	0.54	0.54	0.63	0.63
Net realized and unrealized gain (loss)	(1.81)	4.34	(2.81)	1.43	(1.27)
Total from investment operations	(1.37)	4.88	(2.27)	2.06	(0.64)
Less distributions:
From net investment income	(0.51)	(0.60)	(0.52)	(0.65)	(0.63)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.51)	(0.60)	(0.86)	(1.68)	(0.65)
Net asset value at end of year	$ 18.00	$ 19.88	$ 15.60	$ 18.73	$ 18.35
Total investment return (b)	(7.02)%	31.45%	(12.32)%	12.14%	(3.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.81%	3.18%	3.50%	3.25%
Net expenses (c)	0.74%	0.74%(d)	0.74%(d)	0.75%(d)	0.74%
Expenses (before waiver/reimbursement) (c)	0.75%	0.75%(d)	0.76%(d)	0.75%(d)	0.74%
Portfolio turnover rate	50%	27%	40%	24%	15%
Net assets at end of year (in 000’s)	$ 5,851	$ 769	$ 325	$ 67,054	$ 83,418

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee.

24	MainStay Epoch Global Equity Yield Fund

The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation
Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in
25

Notes to Financial Statements (continued)
accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned

26	MainStay Epoch Global Equity Yield Fund

using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
27

Notes to Financial Statements (continued)
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $7,914,873 and waived fees and/or reimbursed certain class specific expenses in the amount of $730,460 and paid the Subadvisor fees in the amount of $3,957,437.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

28	MainStay Epoch Global Equity Yield Fund

During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$223
Class R3	628
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $5,849 and $611, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2022, of $6,137, $15 and $29, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 210,080	$—
Investor Class	14,360	—
Class C	36,367	—
Class I	1,561,840	—
Class R2	360	—
Class R3	1,018	—
Class R6	104	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$34,549	16.4%
Class R3	34,610	5.5
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$990,552,058	$115,585,137	$(48,080,265)	$67,504,872
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,483,753	$(31,527,876)	$—	$67,087,262	$40,043,139
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $31,527,876, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$31,528	$—
The Fund utilized $35,457,484 of capital loss carryforwards during the year ended October 31, 2022.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$27,613,874	$34,577,499
29

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $550,981 and $556,740, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	859,251	$ 16,801,816
Shares issued to shareholders in reinvestment of distributions	125,489	2,385,618
Shares redeemed	(1,090,606)	(21,146,458)
Net increase (decrease) in shares outstanding before conversion	(105,866)	(1,959,024)
Shares converted into Class A (See Note 1)	29,554	588,529
Shares converted from Class A (See Note 1)	(11,185)	(221,782)
Net increase (decrease)	(87,497)	$ (1,592,277)
Year ended October 31, 2021:
Shares sold	1,422,975	$ 27,830,579
Shares issued to shareholders in reinvestment of distributions	146,494	2,853,734
Shares redeemed	(1,478,201)	(28,274,577)
Net increase (decrease) in shares outstanding before conversion	91,268	2,409,736
Shares converted into Class A (See Note 1)	80,646	1,573,124
Shares converted from Class A (See Note 1)	(428)	(8,525)
Net increase (decrease)	171,486	$ 3,974,335

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	38,014	$ 744,939
Shares issued to shareholders in reinvestment of distributions	9,889	187,826
Shares redeemed	(48,380)	(945,633)
Net increase (decrease) in shares outstanding before conversion	(477)	(12,868)
Shares converted into Investor Class (See Note 1)	8,890	173,952
Shares converted from Investor Class (See Note 1)	(21,960)	(440,271)
Net increase (decrease)	(13,547)	$ (279,187)
Year ended October 31, 2021:
Shares sold	51,765	$ 1,021,051
Shares issued to shareholders in reinvestment of distributions	12,390	240,393
Shares redeemed	(82,034)	(1,590,170)
Net increase (decrease) in shares outstanding before conversion	(17,879)	(328,726)
Shares converted into Investor Class (See Note 1)	14,123	275,582
Shares converted from Investor Class (See Note 1)	(45,293)	(886,846)
Net increase (decrease)	(49,049)	$ (939,990)

30	MainStay Epoch Global Equity Yield Fund

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	39,389	$ 772,835
Shares issued to shareholders in reinvestment of distributions	14,494	276,826
Shares redeemed	(556,835)	(10,852,716)
Net increase (decrease) in shares outstanding before conversion	(502,952)	(9,803,055)
Shares converted from Class C (See Note 1)	(17,249)	(334,287)
Net increase (decrease)	(520,201)	$ (10,137,342)
Year ended October 31, 2021:
Shares sold	47,423	$ 916,407
Shares issued to shareholders in reinvestment of distributions	31,075	600,521
Shares redeemed	(1,331,504)	(25,474,798)
Net increase (decrease) in shares outstanding before conversion	(1,253,006)	(23,957,870)
Shares converted from Class C (See Note 1)	(47,266)	(914,626)
Net increase (decrease)	(1,300,272)	$ (24,872,496)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	9,092,022	$ 175,816,550
Shares issued to shareholders in reinvestment of distributions	1,156,561	21,916,216
Shares redeemed	(10,151,265)	(196,585,259)
Net increase (decrease) in shares outstanding before conversion	97,318	1,147,507
Shares converted into Class I (See Note 1)	11,840	233,859
Net increase (decrease)	109,158	$ 1,381,366
Year ended October 31, 2021:
Shares sold	9,426,765	$ 181,570,372
Shares issued to shareholders in reinvestment of distributions	1,382,808	26,793,856
Shares redeemed	(31,039,645)	(573,368,338)
Net increase (decrease) in shares outstanding before conversion	(20,230,072)	(365,004,110)
Shares converted into Class I (See Note 1)	663	12,348
Shares converted from Class I (See Note 1)	(2,856)	(51,057)
Net increase (decrease)	(20,232,265)	$(365,042,819)

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	245	$ 4,681
Shares redeemed	(5)	(100)
Net increase (decrease)	240	$ 4,581
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	630	$ 12,269
Shares redeemed	(18,274)	(360,203)
Net increase (decrease)	(17,644)	$ (347,934)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	7,812	$ 153,343
Shares issued to shareholders in reinvestment of distributions	584	11,074
Shares redeemed	(5,566)	(107,411)
Net increase (decrease)	2,830	$ 57,006
Year ended October 31, 2021:
Shares sold	5,512	$ 109,021
Shares issued to shareholders in reinvestment of distributions	642	12,514
Shares redeemed	(2,421)	(45,206)
Net increase (decrease)	3,733	$ 76,329

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	296,515	$ 5,649,951
Shares issued to shareholders in reinvestment of distributions	3,985	71,762
Shares redeemed	(14,048)	(273,251)
Net increase (decrease)	286,452	$ 5,448,462
Year ended October 31, 2021:
Shares sold	33,713	$ 643,017
Shares issued to shareholders in reinvestment of distributions	1,015	19,563
Shares redeemed	(16,856)	(337,710)
Net increase (decrease)	17,872	$ 324,870
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,
31

Notes to Financial Statements (continued)
closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
33

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $27,613,874 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 60.85% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Epoch Global Equity Yield Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay Epoch Global Equity Yield Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013736.2MS229-22	MSEGE11-12/22
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/1/2006	-27.08%	-2.42%	2.17%	1.21%
		Excluding sales charges		-22.84	-1.31	2.75	1.21
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	4/29/2008	-26.91	-2.66	1.97	1.59
		Excluding sales charges		-23.07	-1.55	2.55	1.59
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/2006	-24.42	-2.34	1.76	2.34
	if Redeemed Within One Year of Purchase	Excluding sales charges		-23.66	-2.34	1.76	2.34
Class I Shares	No Sales Charge		12/31/1997	-22.63	-1.06	3.03	0.96
Class R1 Shares	No Sales Charge		9/1/2006	-22.73	-1.16	2.92	1.06
Class R2 Shares	No Sales Charge		9/1/2006	-22.89	-1.40	2.66	1.31
Class R3 Shares	No Sales Charge		9/1/2006	-23.13	-1.66	2.39	1.56
SIMPLE Class Shares	No Sales Charge		8/31/2020	-23.26	N/A	-5.51	1.84

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[1]	-23.00%	-0.09%	4.13%
Morningstar Foreign Large Blend Category Average[2]	-24.05	-0.71	3.44

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI EAFE® Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
2.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$916.80	$ 6.04	$1,018.90	$ 6.36	1.25%
Investor Class Shares	$1,000.00	$915.20	$ 7.48	$1,017.39	$ 7.88	1.55%
Class C Shares	$1,000.00	$911.70	$11.08	$1,013.61	$11.67	2.30%
Class I Shares	$1,000.00	$918.20	$ 4.59	$1,020.42	$ 4.84	0.95%
Class R1 Shares	$1,000.00	$917.70	$ 5.08	$1,019.91	$ 5.35	1.05%
Class R2 Shares	$1,000.00	$916.50	$ 6.28	$1,018.65	$ 6.61	1.30%
Class R3 Shares	$1,000.00	$914.80	$ 7.77	$1,017.09	$ 8.19	1.61%
SIMPLE Class Shares	$1,000.00	$914.30	$ 8.69	$1,016.13	$ 9.15	1.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
United Kingdom	26.4%
France	21.9
United States	17.9
Japan	12.6
Germany	5.5
Spain	4.9
Netherlands	3.6
Finland	2.9%
Republic of Korea	2.7
Singapore	1.9
Taiwan	1.2
Other Assets, Less Liabilities	–1.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Deutsche Telekom AG (Registered)
2.	TotalEnergies SE
3.	Coca-Cola Europacific Partners plc
4.	Linde plc
5.	Rentokil Initial plc
6.	Compass Group plc
7.	Roche Holding AG
8.	Sony Group Corp.
9.	Unilever plc
10.	AXA SA

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Epoch International Choice Fund returned −22.63%, outperforming the −23.00% return of the Fund’s benchmark, the MSCI EAFE® Index (Net) (the “Index”). Over the same period, Class I shares also outperformed the −24.05% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets fell into bear market territory as investors responded to increasingly hawkish central banks, rising inflation, supply chain challenges and Russia's invasion of Ukraine. Bond yields surged, with the 10-year German bund yield moving above zero for the first time since the start of the pandemic. Energy and other commodity prices rose due to constrained supplies of Russian oil, gas and agricultural products. The energy sector had the largest gains by far – with all other sectors posting double-digit negative returns. Information technology, consumer discretionary and real estate experienced the largest declines during the reporting period. The U.S. dollar strengthened versus all other currencies, as the euro slumped to parity, the Bank of Japan intervened in currency markets to prop up the yen after it hit a 24-year low, and the British pound fell to its weakest level since 1985.
In this challenging environment, the Fund slightly outperformed the Index due to stock selection, driven by the strong relative performance of holdings in the information technology, consumer discretionary, communication services and financials sectors. Stock selection by country also enhanced relative performance, as did the Fund’s currency positions. Conversely, sector allocations had a slightly negative effect on relative returns, primarily due to the Fund’s overweight exposure to information technology; however, the positive impact of stock selection in the sector completely offset the negative allocation effect.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
The sectors making the strongest positive contributions to the Fund’s performance relative to the Index included consumer discretionary, communication services, industrials, and financials. (Contributions take weightings and total returns into account.) Conversely, the health care sector detracted most significantly from the Fund’s relative returns. At the country level, holdings in France, Germany and Sweden bolstered relative returns the most, while holdings in Japan, Australia and the UK were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in France-based integrated oil & gas company TotalEnergies, France-based benefits and payments solutions provider Edenred, and Germany-based telecommunications services provider Deutsche Telekom.
TotalEnergies was a positive contributor during the reporting period. We believe TotalEnergies offers a balanced energy transition strategy featuring a good compromise between reducing its carbon footprint and delivering cash flow growth, while maintaining leverage to commodity upside. The company is committed to providing a stable and well-covered dividend, with further benefits to shareholders through share buybacks, which started in 2021.
Edenred shares rose as the company delivered on multiple avenues of growth. The penetration rate of their employee benefit solutions offered further opportunities in the small- and mid-size enterprise market. The company’s complimentary solutions offerings, while small, showed signs of growth, with Edenred looking to build scale – both organically and through the disciplined acquisition of smaller companies in the same line of business.
Deutsche Telekom (DT) also contributed positively to performance. We view DT as both a U.S. growth story (through the company’s 48.3% strategic ownership of T-Mobile USA) and as an inexpensive way to participate in Europe's communication services industry. The company is one of Europe's largest telecom services, providing a well-covered and growing dividend.
During the same period, the most significant detractors from the Fund’s absolute performance were Japan-based electronics and entertainment company Sony Group and Netherlands-based semiconductor equipment maker ASML Holdings.
Sony shares were relatively weak during the reporting period. Sony reported better than expected earnings earlier in the reporting period, but lowered operating profit guidance given the weak performance of its Games & Network Services division and costs associated with the earlier-than-expected closing of the Bungie gaming acquisition. Despite a challenging backdrop, with rapidly changing industry dynamics impacting its businesses, we believe Sony is well-positioned to navigate these macro and industry challenges, and should continue to deliver robust free cash flows during the next few years.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

ASML designs and manufactures the lithography machines that are an essential component in semiconductor chip manufacturing. Shares were pressured by concerns of a downturn in semiconductor equipment capital expenditures. The Fund continues to hold ASML given its leading position as the only manufacturer of the extreme ultraviolet equipment necessary for production of the most advanced semiconductors. We believe ASML’s technology provides the company with a near-insurmountable competitive advantage, thereby protecting its high margins, free cash flow, and future growth outlook.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in Switzerland-based pharmaceutical company Roche, UK-based Lloyds Banking Group and France-based aerospace contractor Airbus.
During the reporting period, the Fund initiated a position in Roche, which offers a best-in-class oncology portfolio, attractive diagnostics business, and a longstanding track record of research and development productivity. The threat to some of the company’s key drugs from biosimilar competitors has begun to recede. At the same time, Roche's base business continues to deliver strong free-cash-flows, and new, high-margin products are starting to make a larger financial impact on the company’s bottom line.
The Fund increased its exposure to financials with the addition of Lloyds, the largest mortgage and consumer lender in the UK. Our research indicates that the market underappreciates the company’s cash generating power and return sustainability over time. In our opinion, Lloyds is well positioned to benefit from rising interest rates and the normalization of Bank of England monetary policy.
Airbus represented another new addition to the Fund. One of the world’s largest aerospace & defense companies, Airbus expects to book sales of approximately €60 billion for fiscal year 2022. As travel activity regains its pre-pandemic trajectory, Airbus stands to benefit from the production ramp up of its significant order backlog.
During the same period, the Fund’s most significant sales included positions in France-based drug manufacturer Sanofi, Japan-based investment holding company SoftBank Group and Netherlands-based specialty chemical company Akzo Nobel.
We closed the Fund’s position in Sanofi due to uncertainties regarding future litigation involving the company’s heartburn relief drug Zantac (ranitidine). The share price reaction seemed over-blown given the diversification of Sanofi's extensive product line-up and the complicated history of Zantac's prior ownership. However, product liability litigation is notoriously difficult to predict and will likely overhang the company’s share price for some time, with bellwether trials in California not set to begin until early 2023.
We also sold the Fund’s position in SoftBank after the company reduced its ownership of Alibaba from 23.7% to 13.7%. Softbank holds major investments in Alibaba, Softbank Corp, T-Mobile, Deutsche Telkom, ARM and the Softbank Vision Funds. Our original investment thesis regarding Softbank was a sum-of-the-parts valuation of the key operating businesses. It now appears that management sold Alibaba at a relatively low price, thus changing the mix of business, that had served as the basis of our original assessment.
Akzo Nobel experienced significant raw material headwinds, cost inflation and supply chain bottlenecks, with the expected impact on profit margins in the future, all of which led us to sell the Fund’s shares. We redeployed the proceeds into more compelling opportunities with better risk/return profiles.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in information technology, consumer staples and energy. Conversely, the Fund reduced exposure to the materials, utilities and consumer discretionary sectors. From a country perspective, the Fund experienced its largest increases in exposure to the UK, Spain and Germany, and its most significant reductions in exposure to the Netherlands, Japan and Italy.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its most overweight exposures relative to the Index in the information technology, consumer discretionary and consumer staples sectors. As of the same date, the Fund’s most underweight positions were in the financials, industrials and utilities. On a country basis, the Fund’s most notable overweight position was in France, while its most significant underweight positions were in Japan and Australia.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch International Choice Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 97.0%
Finland 2.9%
Nordea Bank Abp (Banks)	628,757	$ 6,008,988
France 21.9%
Airbus SE (Aerospace & Defense)	51,905	5,620,919
AXA SA (Insurance)	304,046	7,511,837
Edenred (IT Services)	88,349	4,536,674
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	8,184	5,168,128
Pernod Ricard SA (Beverages)	25,928	4,553,269
Sartorius Stedim Biotech (Life Sciences Tools & Services)	21,743	6,901,791
TotalEnergies SE (Oil, Gas & Consumable Fuels)	194,989	10,617,653
		44,910,271
Germany 5.5%
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	590,650	11,186,216
Japan 12.6%
Asahi Group Holdings Ltd. (Beverages)	164,700	4,612,198
Hoya Corp. (Health Care Equipment & Supplies)	62,400	5,822,657
Keyence Corp. (Electronic Equipment, Instruments & Components)	19,400	7,347,981
Sony Group Corp. (Household Durables)	119,000	7,993,356
		25,776,192
Netherlands 3.6%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	15,669	7,401,777
Republic of Korea 2.7%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,394	5,574,699
Singapore 1.9%
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	126,781	3,959,206
Spain 4.9%
Amadeus IT Group SA (IT Services) (a)	105,032	5,474,300
	Shares	Value

Spain (continued)
Industria de Diseno Textil SA (Specialty Retail) (b)	202,839	$ 4,598,452
		10,072,752
Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	38,418	2,364,628
United Kingdom 26.4%
Coca-Cola Europacific Partners plc (Beverages)	202,432	9,524,426
Compass Group plc (Hotels, Restaurants & Leisure)	402,123	8,469,105
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	75,676	4,075,435
Linde plc (Chemicals)	29,606	8,803,344
Lloyds Banking Group plc (Banks)	14,440,873	6,958,845
Rentokil Initial plc (Commercial Services & Supplies)	1,385,809	8,651,854
Unilever plc (Personal Products)	165,566	7,546,426
		54,029,435
United States 13.4%
CSL Ltd. (Biotechnology)	17,187	3,083,503
Ferguson plc (Trading Companies & Distributors)	41,914	4,571,169
Roche Holding AG (Pharmaceuticals)	24,250	8,053,465
Schneider Electric SE (Electrical Equipment)	40,465	5,129,058
Swiss Re AG (Insurance)	90,244	6,705,102
		27,542,297
Total Common Stocks (Cost $216,062,245)		198,826,461
Short-Term Investments 4.5%
Affiliated Investment Company 2.1%
United States 2.1%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	4,246,122	4,246,122

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 2.4%
United States 2.4%
Invesco Government & Agency Portfolio, 3.163% (c)(d)	4,932,828	$ 4,932,828
Total Short-Term Investments (Cost $9,178,950)		9,178,950
Total Investments (Cost $225,241,195)	101.5%	208,005,411
Other Assets, Less Liabilities	(1.5)	(3,094,457)
Net Assets	100.0%	$ 204,910,954

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $4,560,615. The Fund received cash collateral with a value of $4,932,828. (See Note 2(H))
(c)	Current yield as of October 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 6,568	$ 55,285	$ (57,607)	$ —	$ —	$ 4,246	$ 46	$ —	4,246
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 198,826,461	$ —	$ —	$ 198,826,461
Short-Term Investments
Affiliated Investment Company	4,246,122	—	—	4,246,122
Unaffiliated Investment Company	4,932,828	—	—	4,932,828
Total Short-Term Investments	9,178,950	—	—	9,178,950
Total Investments in Securities	$ 208,005,411	$ —	$ —	$ 208,005,411

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 5,620,919	2.7%
Banks	12,967,833	6.3
Beverages	18,689,893	9.2
Biotechnology	3,083,503	1.5
Chemicals	8,803,344	4.3
Commercial Services & Supplies	8,651,854	4.2
Diversified Telecommunication Services	11,186,216	5.5
Electrical Equipment	5,129,058	2.5
Electronic Equipment, Instruments & Components	7,347,981	3.6
Health Care Equipment & Supplies	5,822,657	2.8
Hotels, Restaurants & Leisure	12,544,540	6.1
Household Durables	7,993,356	3.9
Insurance	14,216,939	7.0
IT Services	10,010,974	4.9
Life Sciences Tools & Services	6,901,791	3.4
Oil, Gas & Consumable Fuels	10,617,653	5.2
Personal Products	7,546,426	3.7
Pharmaceuticals	8,053,465	3.9
Semiconductors & Semiconductor Equipment	13,725,611	6.7
Specialty Retail	4,598,452	2.2
Technology Hardware, Storage & Peripherals	5,574,699	2.7
Textiles, Apparel & Luxury Goods	5,168,128	2.5
Trading Companies & Distributors	4,571,169	2.2
	198,826,461	97.0
Short-Term Investments	9,178,950	4.5
Other Assets, Less Liabilities	(3,094,457)	(1.5)
Net Assets	$204,910,954	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $220,995,073) including securities on loan of $4,560,615	$203,759,289
Investment in affiliated investment companies, at value (identified cost $4,246,122)	4,246,122
Cash	42
Cash denominated in foreign currencies (identified cost $163,505)	162,142
Receivables:
Dividends	3,229,805
Investment securities sold	2,162,021
Fund shares sold	15,871
Securities lending	327
Other assets	37,866
Total assets	213,613,485
Liabilities
Cash collateral received for securities on loan	4,932,828
Payables:
Investment securities purchased	3,320,018
Fund shares redeemed	242,521
Manager (See Note 3)	117,891
Transfer agent (See Note 3)	28,227
Shareholder communication	20,596
Professional fees	11,764
Custodian	10,921
NYLIFE Distributors (See Note 3)	8,055
Trustees	69
Accrued expenses	9,641
Total liabilities	8,702,531
Net assets	$204,910,954
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 6,549
Additional paid-in-capital	298,135,696
298,142,245
Total distributable earnings (loss)	(93,231,291)
Net assets	$204,910,954
Class A
Net assets applicable to outstanding shares	$ 19,444,507
Shares of beneficial interest outstanding	621,724
Net asset value per share outstanding	$ 31.28
Maximum sales charge (5.50% of offering price)	1.82
Maximum offering price per share outstanding	$ 33.10
Investor Class
Net assets applicable to outstanding shares	$ 3,795,142
Shares of beneficial interest outstanding	121,641
Net asset value per share outstanding	$ 31.20
Maximum sales charge (5.00% of offering price)	1.64
Maximum offering price per share outstanding	$ 32.84
Class C
Net assets applicable to outstanding shares	$ 338,907
Shares of beneficial interest outstanding	11,055
Net asset value and offering price per share outstanding	$ 30.66
Class I
Net assets applicable to outstanding shares	$173,142,260
Shares of beneficial interest outstanding	5,531,937
Net asset value and offering price per share outstanding	$ 31.30
Class R1
Net assets applicable to outstanding shares	$ 32,421
Shares of beneficial interest outstanding	1,039
Net asset value and offering price per share outstanding	$ 31.20
Class R2
Net assets applicable to outstanding shares	$ 5,656,825
Shares of beneficial interest outstanding	180,934
Net asset value and offering price per share outstanding	$ 31.26
Class R3
Net assets applicable to outstanding shares	$ 2,472,862
Shares of beneficial interest outstanding	79,666
Net asset value and offering price per share outstanding	$ 31.04
SIMPLE Class
Net assets applicable to outstanding shares	$ 28,030
Shares of beneficial interest outstanding	900
Net asset value and offering price per share outstanding(a)	$ 31.16

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $755,983)	$ 5,291,432
Dividends-affiliated	46,427
Securities lending, net	30,757
Total income	5,368,616
Expenses
Manager (See Note 3)	1,938,171
Transfer agent (See Note 3)	170,044
Distribution/Service—Class A (See Note 3)	56,865
Distribution/Service—Investor Class (See Note 3)	11,239
Distribution/Service—Class C (See Note 3)	7,566
Distribution/Service—Class R2 (See Note 3)	17,966
Distribution/Service—Class R3 (See Note 3)	16,784
Distribution/Service—SIMPLE Class (See Note 3)	151
Professional fees	107,774
Registration	91,598
Custodian	39,289
Shareholder communication	22,617
Shareholder service (See Note 3)	10,630
Trustees	4,494
Miscellaneous	23,577
Total expenses before waiver/reimbursement	2,518,765
Expense waiver/reimbursement from Manager (See Note 3)	(70,951)
Net expenses	2,447,814
Net investment income (loss)	2,920,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	959,471
Payments from affiliates (See Note 3)	148,000
Foreign currency transactions	(85,433)
Net realized gain (loss)	1,022,038
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(65,380,042)
Translation of other assets and liabilities in foreign currencies	(305,531)
Net change in unrealized appreciation (depreciation)	(65,685,573)
Net realized and unrealized gain (loss)	(64,663,535)
Net increase (decrease) in net assets resulting from operations	$(61,742,733)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,920,802	$ 2,971,564
Net realized gain (loss)	1,022,038	46,948,818
Net change in unrealized appreciation (depreciation)	(65,685,573)	19,130,791
Net increase (decrease) in net assets resulting from operations	(61,742,733)	69,051,173
Distributions to shareholders:
Class A	(609,561)	(107,083)
Investor Class	(106,243)	(14,596)
Class C	(4,372)	—
Class I	(6,137,693)	(2,007,419)
Class R1	(3,987)	(1,681)
Class R2	(192,553)	(33,206)
Class R3	(78,119)	(7,839)
SIMPLE Class	(630)	—
Total distributions to shareholders	(7,133,158)	(2,171,824)
Capital share transactions:
Net proceeds from sales of shares	16,723,170	15,067,092
Net asset value of shares issued to shareholders in reinvestment of distributions	7,075,921	2,142,671
Cost of shares redeemed	(37,319,851)	(92,410,629)
Increase (decrease) in net assets derived from capital share transactions	(13,520,760)	(75,200,866)
Net increase (decrease) in net assets	(82,396,651)	(8,321,517)
Net Assets
Beginning of year	287,307,605	295,629,122
End of year	$204,910,954	$287,307,605
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.50	$ 33.68	$ 35.57	$ 33.37	$ 36.20
Net investment income (loss) (a)	0.35	0.34	0.17	0.74	0.50
Net realized and unrealized gain (loss)	(9.61)	7.66	(1.14)	1.96	(2.94)
Total from investment operations	(9.26)	8.00	(0.97)	2.70	(2.44)
Less distributions:
From net investment income	(0.96)	(0.18)	(0.92)	(0.50)	(0.39)
Net asset value at end of year	$ 31.28	$ 41.50	$ 33.68	$ 35.57	$ 33.37
Total investment return (b)	(22.84)%(c)	23.80%	(2.87)%	8.30%	(6.82)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.83%	0.48%	2.19%	1.40%
Net expenses (d)	1.23%	1.21%	1.20%(e)	1.19%(e)	1.18%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 19,445	$ 26,613	$ 20,108	$ 23,114	$ 23,409

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.89)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.39	$ 33.60	$ 35.49	$ 33.30	$ 36.13
Net investment income (loss) (a)	0.24	0.20	0.08	0.66	0.45
Net realized and unrealized gain (loss)	(9.60)	7.68	(1.13)	1.95	(2.96)
Total from investment operations	(9.36)	7.88	(1.05)	2.61	(2.51)
Less distributions:
From net investment income	(0.83)	(0.09)	(0.84)	(0.42)	(0.32)
Net asset value at end of year	$ 31.20	$ 41.39	$ 33.60	$ 35.49	$ 33.30
Total investment return (b)	(23.07)%(c)	23.48%	(3.10)%	8.02%	(7.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.50%	0.23%	1.97%	1.27%
Net expenses (d)	1.52%	1.50%	1.46%(e)	1.41%(e)	1.38%(e)
Expenses (before waiver/reimbursement) (d)	1.63%	1.59%	1.46%(e)	1.42%(e)	1.38%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000's)	$ 3,795	$ 5,341	$ 5,308	$ 6,306	$ 5,901

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.12)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 40.33	$ 32.90	$ 34.73	$ 32.54	$ 35.41
Net investment income (loss) (a)	(0.01)	(0.28)	(0.17)	0.42	0.19
Net realized and unrealized gain (loss)	(9.49)	7.71	(1.13)	1.92	(3.00)
Total from investment operations	(9.50)	7.43	(1.30)	2.34	(2.81)
Less distributions:
From net investment income	(0.17)	—	(0.53)	(0.15)	(0.06)
Net asset value at end of year	$ 30.66	$ 40.33	$ 32.90	$ 34.73	$ 32.54
Total investment return (b)	(23.66)%(c)	22.55%	(3.81)%	7.25%	(7.96)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%	(0.71)%	(0.51)%	1.27%	0.53%
Net expenses (d)	2.27%	2.25%	2.21%(e)	2.16%(e)	2.13%(e)
Expenses (before waiver/reimbursement) (d)	2.38%	2.28%	2.21%(e)	2.17%(e)	2.13%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 339	$ 1,081	$ 4,740	$ 6,416	$ 9,354

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.71)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.52	$ 33.69	$ 35.58	$ 33.40	$ 36.25
Net investment income (loss) (a)	0.45	0.40	0.26	0.80	0.60
Net realized and unrealized gain (loss)	(9.61)	7.70	(1.14)	1.98	(2.96)
Total from investment operations	(9.16)	8.10	(0.88)	2.78	(2.36)
Less distributions:
From net investment income	(1.06)	(0.27)	(1.01)	(0.60)	(0.49)
Net asset value at end of year	$ 31.30	$ 41.52	$ 33.69	$ 35.58	$ 33.40
Total investment return (b)	(22.63)%(c)	24.11%	(2.61)%	8.57%	(6.62)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.99%	0.76%	2.40%	1.67%
Net expenses (d)	0.95%	0.95%	0.95%(e)	0.94%(e)	0.93%(e)
Expenses (before waiver/reimbursement) (d)	0.98%	0.96%	0.96%(e)	0.94%(e)	0.93%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 173,142	$ 241,084	$ 252,974	$ 355,348	$ 479,523

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.68)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.39	$ 33.60	$ 35.48	$ 33.30	$ 36.18
Net investment income (loss) (a)	0.48	0.36	0.21	0.81	0.64
Net realized and unrealized gain (loss)	(9.67)	7.68	(1.12)	1.93	(3.04)
Total from investment operations	(9.19)	8.04	(0.91)	2.74	(2.40)
Less distributions:
From net investment income	(1.00)	(0.25)	(0.97)	(0.56)	(0.48)
Net asset value at end of year	$ 31.20	$ 41.39	$ 33.60	$ 35.48	$ 33.30
Total investment return (b)	(22.73)%(c)	24.00%	(2.69)%	8.45%	(6.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	0.88%	0.63%	2.43%	1.79%
Net expenses (d)	1.05%	1.05%	1.05%(e)	1.04%(e)	1.03%(e)
Expenses (before waiver/reimbursement) (d)	1.08%	1.06%	1.06%(e)	1.04%(e)	1.03%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 32	$ 164	$ 201	$ 230	$ 229

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.78)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.47	$ 33.65	$ 35.54	$ 33.33	$ 36.16
Net investment income (loss) (a)	0.33	0.27	0.13	0.71	0.48
Net realized and unrealized gain (loss)	(9.63)	7.69	(1.14)	1.96	(2.96)
Total from investment operations	(9.30)	7.96	(1.01)	2.67	(2.48)
Less distributions:
From net investment income	(0.91)	(0.14)	(0.88)	(0.46)	(0.35)
Net asset value at end of year	$ 31.26	$ 41.47	$ 33.65	$ 35.54	$ 33.33
Total investment return (b)	(22.89)%(c)	23.69%	(2.94)%	8.17%	(6.92)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	0.67%	0.39%	2.12%	1.33%
Net expenses (d)	1.30%	1.30%	1.30%(e)	1.29%(e)	1.28%(e)
Expenses (before waiver/reimbursement) (d)	1.33%	1.31%	1.31%(e)	1.29%(e)	1.28%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 5,657	$ 8,886	$ 7,827	$ 10,884	$ 14,656

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.94)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 41.18	$ 33.43	$ 35.31	$ 33.10	$ 35.90
Net investment income (loss) (a)	0.24	0.17	0.04	0.62	0.40
Net realized and unrealized gain (loss)	(9.58)	7.64	(1.13)	1.95	(2.95)
Total from investment operations	(9.34)	7.81	(1.09)	2.57	(2.55)
Less distributions:
From net investment income	(0.80)	(0.06)	(0.79)	(0.36)	(0.25)
Net asset value at end of year	$ 31.04	$ 41.18	$ 33.43	$ 35.31	$ 33.10
Total investment return (b)	(23.13)%(c)	23.37%	(3.21)%	7.90%	(7.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.41%	0.12%	1.85%	1.13%
Net expenses (d)	1.58%	1.55%	1.55%(e)	1.54%(e)	1.53%(e)
Portfolio turnover rate	49%	43%	52%	47%	44%
Net assets at end of year (in 000’s)	$ 2,473	$ 4,104	$ 4,447	$ 5,134	$ 5,609

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.18)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 41.39	$ 33.59	$ 35.90*
Net investment income (loss) (a)	0.14	0.11	(0.02)
Net realized and unrealized gain (loss)	(9.60)	7.69	(2.29)
Total from investment operations	(9.46)	7.80	(2.31)
Less distributions:
From net investment income	(0.77)	—	—
Net asset value at end of period	$ 31.16	$ 41.39	$ 33.59
Total investment return (b)	(23.26)%(c)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.27%	(0.29)%
Net expenses (d)	1.77%	1.74%	1.69%(e)
Expenses (before waiver/reimbursement) (d)	1.88%	1.86%	1.69%(e)
Portfolio turnover rate	49%	43%	52%
Net assets at end of period (in 000’s)	$ 28	$ 34	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.31)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
Class R1	September 1, 2006
Class R2	September 1, 2006
Class R3	September 1, 2006
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations

22	MainStay Epoch International Choice Fund

from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments
23

Notes to Financial Statements (continued)
not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and

24	MainStay Epoch International Choice Fund

distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion
25

Notes to Financial Statements (continued)
of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2022, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,938,171 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $70,951 and paid the Subadvisor fees in the amount of $936,441.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
During the year ended October 31, 2022, the New York Life Investments reimbursed the Fund $148,000 for trading losses incurred due to a trade communications error.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

26	MainStay Epoch International Choice Fund

During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 87
Class R2	7,186
Class R3	3,357
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $793 and $1,216, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended October 31, 2022, of $8.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 13,998	$ —
Investor Class	20,591	(4,785)
Class C	3,501	(845)
Class I	125,275	—
Class R1	53	—
Class R2	4,422	—
Class R3	2,067	—
SIMPLE Class	137	(31)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$22,113	78.9%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$225,302,199	$12,262,191	$(29,558,979)	$(17,296,788)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,613,449	$(78,394,309)	$—	$(17,450,431)	$(93,231,291)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $78,394,309, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$76,530	$1,864
The Fund utilized $1,107,026 of capital loss carryforwards during the year ended October 31, 2022.
27

Notes to Financial Statements (continued)
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$7,133,158	$2,171,824
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $114,497 and $128,436, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	38,134	$ 1,358,832
Shares issued to shareholders in reinvestment of distributions	14,871	600,059
Shares redeemed	(74,618)	(2,638,760)
Net increase (decrease) in shares outstanding before conversion	(21,613)	(679,869)
Shares converted into Class A (See Note 1)	2,019	72,879
Net increase (decrease)	(19,594)	$ (606,990)
Year ended October 31, 2021:
Shares sold	118,268	$ 4,756,256
Shares issued to shareholders in reinvestment of distributions	2,704	104,608
Shares redeemed	(99,267)	(4,002,536)
Net increase (decrease) in shares outstanding before conversion	21,705	858,328
Shares converted into Class A (See Note 1)	22,815	921,028
Shares converted from Class A (See Note 1)	(267)	(11,431)
Net increase (decrease)	44,253	$ 1,767,925

28	MainStay Epoch International Choice Fund

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	7,166	$ 247,942
Shares issued to shareholders in reinvestment of distributions	2,628	106,090
Shares redeemed	(16,541)	(586,739)
Net increase (decrease) in shares outstanding before conversion	(6,747)	(232,707)
Shares converted into Investor Class (See Note 1)	964	36,562
Shares converted from Investor Class (See Note 1)	(1,616)	(58,562)
Net increase (decrease)	(7,399)	$ (254,707)
Year ended October 31, 2021:
Shares sold	6,666	$ 270,942
Shares issued to shareholders in reinvestment of distributions	377	14,577
Shares redeemed	(16,054)	(653,856)
Net increase (decrease) in shares outstanding before conversion	(9,011)	(368,337)
Shares converted into Investor Class (See Note 1)	2,359	95,793
Shares converted from Investor Class (See Note 1)	(22,276)	(898,243)
Net increase (decrease)	(28,928)	$ (1,170,787)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	111	$ 3,989
Shares issued to shareholders in reinvestment of distributions	109	4,352
Shares redeemed	(14,594)	(484,423)
Net increase (decrease) in shares outstanding before conversion	(14,374)	(476,082)
Shares converted from Class C (See Note 1)	(1,386)	(50,879)
Net increase (decrease)	(15,760)	$ (526,961)
Year ended October 31, 2021:
Shares sold	1,153	$ 43,419
Shares redeemed	(115,417)	(4,517,395)
Net increase (decrease) in shares outstanding before conversion	(114,264)	(4,473,976)
Shares converted from Class C (See Note 1)	(2,984)	(118,578)
Net increase (decrease)	(117,248)	$ (4,592,554)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	403,328	$ 13,510,548
Shares issued to shareholders in reinvestment of distributions	151,372	6,097,248
Shares redeemed	(829,534)	(29,840,473)
Net increase (decrease)	(274,834)	$(10,232,677)
Year ended October 31, 2021:
Shares sold	194,281	$ 7,889,373
Shares issued to shareholders in reinvestment of distributions	51,337	1,982,113
Shares redeemed	(1,948,578)	(78,940,526)
Net increase (decrease) in shares outstanding before conversion	(1,702,960)	(69,069,040)
Shares converted into Class I (See Note 1)	267	11,431
Net increase (decrease)	(1,702,693)	$(69,057,609)

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	600	$ 23,070
Shares issued to shareholders in reinvestment of distributions	99	3,987
Shares redeemed	(3,623)	(131,374)
Net increase (decrease)	(2,924)	$ (104,317)
Year ended October 31, 2021:
Shares sold	1,217	$ 47,935
Shares issued to shareholders in reinvestment of distributions	44	1,681
Shares redeemed	(3,293)	(137,223)
Net increase (decrease)	(2,032)	$ (87,607)

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	28,186	$ 1,009,844
Shares issued to shareholders in reinvestment of distributions	4,626	186,691
Shares redeemed	(66,159)	(2,329,954)
Net increase (decrease)	(33,347)	$ (1,133,419)
Year ended October 31, 2021:
Shares sold	33,596	$ 1,365,655
Shares issued to shareholders in reinvestment of distributions	826	31,942
Shares redeemed	(52,731)	(2,138,343)
Net increase (decrease)	(18,309)	$ (740,746)

29

Notes to Financial Statements (continued)
Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	15,362	$ 566,824
Shares issued to shareholders in reinvestment of distributions	1,913	76,864
Shares redeemed	(37,287)	(1,308,128)
Net increase (decrease)	(20,012)	$ (664,440)
Year ended October 31, 2021:
Shares sold	17,050	$ 688,346
Shares issued to shareholders in reinvestment of distributions	201	7,750
Shares redeemed	(50,601)	(2,020,750)
Net increase (decrease)	(33,350)	$ (1,324,654)

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	65	$ 2,121
Shares issued to shareholders in reinvestment of distributions	16	630
Net increase (decrease)	81	$ 2,751
Year ended October 31, 2021:
Shares sold	123	$ 5,166
Net increase (decrease)	123	$ 5,166
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch International Choice Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
31

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $6,771,970 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay Epoch International Choice Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay Epoch International Choice Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013734.2MS229-22	MSEIC11-12/22
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2/3/2009	-8.19%	5.53%	9.34%	1.07%
		Excluding sales charges		-2.85	6.73	9.96	1.07
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	-7.96	5.29	9.13	1.39
		Excluding sales charges		-3.12	6.48	9.75	1.39
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/8/2017	-8.59	5.37	6.17	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-3.82	5.69	6.31	2.14
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	-4.78	5.69	8.93	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges		-3.82	5.69	8.93	2.14
Class I Shares	No Sales Charge		12/3/2008	-2.50	7.05	10.27	0.82
Class R1 Shares	No Sales Charge		5/8/2017	-2.66	6.89	7.51	0.92
Class R2 Shares	No Sales Charge		5/8/2017	-2.91	6.63	7.23	1.17
Class R3 Shares	No Sales Charge		5/8/2017	-3.17	6.37	6.97	1.42
Class R6 Shares	No Sales Charge		5/8/2017	-2.54	7.10	7.72	0.73
SIMPLE Class Shares	No Sales Charge		8/31/2020	-3.34	N/A	10.35	1.64

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	-7.00%	7.21%	10.30%
U.S. Equity Yield Composite Index[2]	-4.46	7.30	10.31
Morningstar Large Value Category Average[3]	-4.60	7.43	9.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$974.90	$ 5.23	$1,019.91	$ 5.35	1.05%
Investor Class Shares	$1,000.00	$974.00	$ 6.42	$1,018.70	$ 6.56	1.29%
Class B Shares	$1,000.00	$970.20	$10.13	$1,014.92	$10.36	2.04%
Class C Shares	$1,000.00	$970.20	$10.13	$1,014.92	$10.36	2.04%
Class I Shares	$1,000.00	$976.90	$ 3.64	$1,021.53	$ 3.72	0.73%
Class R1 Shares	$1,000.00	$976.00	$ 4.48	$1,020.67	$ 4.58	0.90%
Class R2 Shares	$1,000.00	$974.90	$ 5.72	$1,019.41	$ 5.85	1.15%
Class R3 Shares	$1,000.00	$973.90	$ 6.97	$1,018.15	$ 7.12	1.40%
Class R6 Shares	$1,000.00	$976.90	$ 3.64	$1,021.53	$ 3.72	0.73%
SIMPLE Class Shares	$1,000.00	$972.90	$ 7.66	$1,017.44	$ 7.83	1.54%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Banks	9.5%
Pharmaceuticals	6.9
Electric Utilities	6.4
Oil, Gas & Consumable Fuels	6.1
Insurance	5.9
Semiconductors & Semiconductor Equipment	5.2
Chemicals	4.8
Equity Real Estate Investment Trusts	3.9
Electrical Equipment	3.8
Health Care Providers & Services	3.7
Biotechnology	3.5
Aerospace & Defense	3.1
IT Services	2.5
Household Products	2.4
Capital Markets	2.4
Multi–Utilities	2.4
Beverages	2.3
Hotels, Restaurants & Leisure	2.1
Media	1.9
Health Care Equipment & Supplies	1.9
Machinery	1.9%
Tobacco	1.6
Food & Staples Retailing	1.6
Software	1.5
Diversified Telecommunication Services	1.4
Specialty Retail	1.3
Communications Equipment	1.2
Air Freight & Logistics	1.2
Industrial Conglomerates	1.1
Commercial Services & Supplies	1.0
Leisure Products	0.9
Trading Companies & Distributors	0.9
Technology Hardware, Storage & Peripherals	0.7
Containers & Packaging	0.7
Household Durables	0.7
Short–Term Investments	1.4
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Chevron Corp.
2.	Merck & Co., Inc.
3.	AbbVie, Inc.
4.	UnitedHealth Group, Inc.
5.	MetLife, Inc.
6.	Johnson & Johnson
7.	Medtronic plc
8.	Bank of America Corp.
9.	Cummins, Inc.
10.	JPMorgan Chase & Co.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned −2.50%, outperforming the −7.00% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares also outperformed the −4.46% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the −4.60% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund proved more resilient to a challenging environment than the broader market. Low exposure to volatility and market sensitivity helped drive outperformance relative to the Russell 1000® Value Index, providing investors a wide margin of downside protection. Most sectors contributed positively to returns, with the largest contributions coming from industrials and communication services. (Contributions take weightings and total returns into account.) Stock selection drove returns in industrials through exposure to aerospace & defense stocks, as well as commercial services and supplies companies. Returns in communication services were also driven by stock selection, along with an underweight allocation to this sector, the weakest performing sector in the benchmark.
The reporting period was characterized by heightened volatility and deteriorating macroeconomic conditions, with aggressive monetary tightening to fight inflation putting heavy pressure on price multiples. The policy set by the U.S. Federal Reserve largely dictated investor sentiment throughout the reporting period, and the central bank's increasingly hawkish tone—along with the most rapid rise in rates seen in decades—significantly suppressed risk appetite. The war in Ukraine served to further hamper markets, challenging global growth and increasing geopolitical tension.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Value Index came from industrials. As mentioned above, stock selection in the sector drove the outperformance. Underweight exposure to communications services, the worst performing sector in the benchmark, was another top contributor to relative results. Stock selection in health care also contributed positively, although the effect was partially offset by an underweight position in the sector. Conversely, energy—the best-performing sector in the benchmark—detracted most significantly from relative returns, primarily due to the Fund’s underweight exposure. Stock selection in the consumer discretionary sector also detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included pharmaceutical company AbbVie and integrated global energy company Chevron.
AbbVie develops and markets drugs in specialty therapeutic areas, including immunology, oncology and virology, among others. Shares generally traded higher in response to favorable quarterly earnings reports, in addition to constructive news flow regarding clinical successes and approvals for key drugs. While the market remained concerned about the revenue impact from the impending entry of biosimilar competitors for the blockbuster immunology drug Humira, AbbVie continued to advance key drugs in multiple therapeutic areas, such as Skyrizi and Rinvoq in immunology, Venclexta in oncology, and Vraylar in neuroscience. In aesthetics, Botox and Juvederm also continued to sell well.
Chevron is a global integrated energy company that explores, produces, and markets crude oil and natural gas. Chevron shares outperformed as the prolonged war in Ukraine held oil and gas prices at elevated levels. Although oil prices declined late in the reporting period, Chevron shares gained after the OPEC+ oil supplying countries decided to cut production to reduce supply in early October 2022. Strong refining margins further supported the company’s shares. Chevron has an integrated business model, geographic and product diversification, a strong balance sheet, and has demonstrated continued efforts to manage costs and improve capital efficiencies. This allows the company to generate sustainable cash flow through commodity price cycles, while returning cash to shareholders through an attractive and growing dividend and share buybacks, using excess free cash flow.
The most significant detractors from the Fund’s absolute performance during the same period were cable and entertainment company Comcast and domestic retailer Target.
Comcast controls the largest cable operations in the U.S., owns several cable networks, as well as the broadcast networks of NBC and Telemundo, produces films through Universal Pictures that support its Universal Theme Park business and also owns Sky, a large pay-tv provider in Europe. Shares were pressured by low internet subscriber acquisition rates and guidance that the numbers are likely to remain low to non-existent in the coming

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

quarters. Despite this, customer attrition and pricing were strong, supporting the company’s continued cash flow growth. We believe Comcast's attractive internet speeds and network blueprint should allow the company to remain competitive. Comcast pays a growing dividend and is reducing debt incurred with the Sky acquisition.
Target serves middle- to upper-income consumers through its 1,900 retail stores and e-commerce channel. Annual revenue represents approximately 2% of U.S. retail sales. As the first-quarter 2022 earnings season progressed, it became clear that general merchandise retailers, as a group, had accumulated excessive levels of inventory and were likely to see continued deterioration in metrics including inventory days, gross margins and cash flow growth. Given Target’s heavy reliance on general merchandise sales, we concluded that the company may be challenged for some time and decided to close the Fund’s position.
What were some of the Fund’s largest purchases and sales during the reporting period?
New purchases initiated during the reporting period included regional bank Columbia Banking System and industrial gas, equipment and services provider Air Products and Chemicals.
Columbia Banking System operates in Washington, Oregon and Northern California. The company has a local low-cost deposit franchise, a diversified loan portfolio and a well-capitalized balance sheet, which we believe should allow it to earn mid-teens returns on equity on a mid-cycle basis. Columbia has a strong history of returning excess capital to shareholders, and its pending merger with Umpqua Holdings should help fortify the drivers of its attractive shareholder yield.
Air Products and Chemicals generates strong cash flow from providing industrial gases and related equipment and services to customers in various industries, including refining, chemicals, metals, electronics, manufacturing, food & beverage and health care. Cash flow growth is driven by organic volume increases from growing applications of its products, cost improvements through process and network optimizations, and capital investments in new projects and joint ventures. The company returns cash to its shareholders via an attractive and growing dividend and is expected to deliver high single-digit growth from a strong backlog of attractive capital projects.
The Fund’s most significant sales during the same period included closing its positions entirely in utility Dominion Energy and apparel maker Hanesbrands.
One of the largest utility companies in the United States, Dominion Energy provides regulated electric and gas services to customers in five states. Additionally, it’s involved in merchant power generation, although on a much smaller scale. The company focuses on investing in regulated growth, driven by the need to improve transmission and distribution infrastructure, and generate electricity from renewable sources. We believe the company’s planned undertaking of a sizeable offshore wind project in the next few years is likely to lead to a heavier debt burden on its balance sheet and possibly more equity issuance. We closed the Fund’s position in favor of other shareholder yield opportunities.
Hanesbrands produces activewear and underwear for the Hanes, Champion, Bali and other labels. Approximately 75% of the company’s revenue is earned in the United States from sales to mass retailers and department stores, as well as direct-to-consumer channels. We closed the Fund’s position in the expectation that persistently deteriorating traffic trends at some of Hanesbrands’ wholesale partners would negatively impact the company’s ability to return capital to shareholders.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weighting changes during the reporting period were decreases in information technology and consumer discretionary, and increases in health care and energy. The Fund’s sector allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable and growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund’s largest sector allocations on an absolute basis were to financials and health care, while its smallest total sector allocations were to communication services and real estate. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure in utilities, a defensive sector that is typically more heavily represented in the Fund, as well as information technology. The Fund’s most significant underweight exposures were in the communication services and energy.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 98.4%
Aerospace & Defense 3.1%
General Dynamics Corp.	37,073	$ 9,260,835
Lockheed Martin Corp.	21,602	10,513,261
Raytheon Technologies Corp.	142,019	13,466,242
		33,240,338
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	73,591	12,346,362
Banks 9.5%
Bank of America Corp.	552,447	19,910,190
Columbia Banking System, Inc.	289,806	9,699,807
JPMorgan Chase & Co.	154,872	19,495,287
KeyCorp	734,451	13,124,639
PNC Financial Services Group, Inc. (The)	67,949	10,996,187
Truist Financial Corp.	218,408	9,782,494
U.S. Bancorp	420,951	17,869,370
		100,877,974
Beverages 2.3%
Coca-Cola Co. (The)	138,218	8,272,348
Coca-Cola Europacific Partners plc	180,745	8,504,052
PepsiCo, Inc.	42,109	7,646,152
		24,422,552
Biotechnology 3.5%
AbbVie, Inc.	169,072	24,752,141
Amgen, Inc.	46,240	12,500,984
		37,253,125
Capital Markets 2.4%
BlackRock, Inc.	13,358	8,628,066
CME Group, Inc.	29,584	5,126,907
Lazard Ltd., Class A (a)	166,461	6,277,245
T. Rowe Price Group, Inc.	50,770	5,389,743
		25,421,961
Chemicals 4.8%
Air Products and Chemicals, Inc.	32,923	8,243,919
Dow, Inc.	165,569	7,738,695
Linde plc	42,636	12,677,815
LyondellBasell Industries NV, Class A	89,693	6,857,030
Nutrien Ltd.	78,606	6,642,207
PPG Industries, Inc.	77,494	8,848,265
		51,007,931
Commercial Services & Supplies 1.0%
Republic Services, Inc.	41,108	5,451,743
	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	34,909	$ 5,528,538
		10,980,281
Communications Equipment 1.2%
Cisco Systems, Inc.	287,386	13,055,946
Containers & Packaging 0.7%
Amcor plc	637,498	7,382,227
Diversified Telecommunication Services 1.4%
AT&T, Inc.	373,772	6,813,864
Verizon Communications, Inc.	232,204	8,677,463
		15,491,327
Electric Utilities 6.4%
Alliant Energy Corp.	108,711	5,671,453
American Electric Power Co., Inc.	187,304	16,467,768
Duke Energy Corp.	57,208	5,330,641
Entergy Corp.	92,540	9,914,736
Evergy, Inc.	159,821	9,769,858
Eversource Energy	87,109	6,644,674
NextEra Energy, Inc.	181,376	14,056,640
		67,855,770
Electrical Equipment 3.8%
Eaton Corp. plc	106,313	15,954,392
Emerson Electric Co.	193,237	16,734,324
Hubbell, Inc.	30,910	7,340,507
		40,029,223
Equity Real Estate Investment Trusts 3.9%
American Tower Corp.	29,836	6,181,721
Iron Mountain, Inc.	293,561	14,698,599
Realty Income Corp.	103,916	6,470,849
Welltower, Inc.	66,536	4,061,358
WP Carey, Inc. (a)	130,259	9,938,762
		41,351,289
Food & Staples Retailing 1.6%
Walmart, Inc.	121,743	17,327,681
Health Care Equipment & Supplies 1.9%
Medtronic plc	231,329	20,204,275
Health Care Providers & Services 3.7%
CVS Health Corp.	153,709	14,556,242
UnitedHealth Group, Inc.	43,894	24,367,754
		38,923,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.1%
McDonald's Corp.	45,963	$ 12,532,272
Vail Resorts, Inc.	42,864	9,392,788
		21,925,060
Household Durables 0.7%
Leggett & Platt, Inc.	215,507	7,273,361
Household Products 2.4%
Colgate-Palmolive Co.	70,992	5,242,049
Kimberly-Clark Corp.	47,531	5,915,708
Procter & Gamble Co. (The)	109,401	14,733,033
		25,890,790
Industrial Conglomerates 1.1%
Honeywell International, Inc.	55,565	11,336,371
Insurance 5.9%
Arthur J. Gallagher & Co.	84,645	15,835,386
Marsh & McLennan Cos., Inc.	51,788	8,363,244
MetLife, Inc.	323,189	23,660,667
Travelers Cos., Inc. (The)	80,741	14,893,485
		62,752,782
IT Services 2.5%
Automatic Data Processing, Inc.	29,146	7,044,588
International Business Machines Corp.	94,204	13,027,471
Paychex, Inc.	55,905	6,614,121
		26,686,180
Leisure Products 0.9%
Hasbro, Inc.	151,926	9,913,172
Machinery 1.9%
Cummins, Inc.	81,037	19,814,357
Media 1.9%
Comcast Corp., Class A	343,981	10,917,957
Omnicom Group, Inc.	136,160	9,905,640
		20,823,597
Multi-Utilities 2.4%
Ameren Corp.	105,624	8,610,468
CMS Energy Corp.	88,478	5,047,670
NiSource, Inc.	227,725	5,850,255
WEC Energy Group, Inc.	61,390	5,606,749
		25,115,142
	Shares	Value

Oil, Gas & Consumable Fuels 6.1%
Chevron Corp.	155,353	$ 28,103,358
Enterprise Products Partners LP	569,061	14,368,790
Magellan Midstream Partners LP	163,587	8,825,519
MPLX LP	188,277	6,314,811
TotalEnergies SE, Sponsored ADR	131,881	7,223,122
		64,835,600
Pharmaceuticals 6.9%
Eli Lilly and Co.	45,383	16,432,730
Johnson & Johnson	120,032	20,881,967
Merck & Co., Inc.	246,043	24,899,552
Pfizer, Inc.	230,813	10,744,345
		72,958,594
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	106,653	15,210,851
Broadcom, Inc.	40,117	18,859,804
KLA Corp.	39,131	12,383,005
Texas Instruments, Inc.	54,876	8,814,732
		55,268,392
Software 1.5%
Microsoft Corp.	71,226	16,533,691
Specialty Retail 1.3%
Home Depot, Inc. (The)	45,963	13,611,023
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	52,478	8,046,977
Tobacco 1.6%
British American Tobacco plc, Sponsored ADR	143,678	5,692,522
Philip Morris International, Inc.	128,714	11,822,381
		17,514,903
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A	113,857	9,447,854
Total Common Stocks (Cost $823,684,015)		1,046,920,104
Short-Term Investments 1.4%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	15,212,130	15,212,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 3.163% (b)(c)	51,305	$ 51,305
Total Short-Term Investments (Cost $15,263,435)		15,263,435
Total Investments (Cost $838,947,450)	99.8%	1,062,183,539
Other Assets, Less Liabilities	0.2	1,713,311
Net Assets	100.0%	$ 1,063,896,850

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $5,831,500; the total market value of collateral held by the Fund was $6,069,166. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,017,861. The Fund received cash collateral with a value of $51,305. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 35,199	$ 152,438	$ (172,425)	$ —	$ —	$ 15,212	$ 132	$ —	15,212

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,046,920,104	$ —	$ —	$ 1,046,920,104
Short-Term Investments
Affiliated Investment Company	15,212,130	—	—	15,212,130
Unaffiliated Investment Company	51,305	—	—	51,305
Total Short-Term Investments	15,263,435	—	—	15,263,435
Total Investments in Securities	$ 1,062,183,539	$ —	$ —	$ 1,062,183,539

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $823,735,320) including securities on loan of $5,831,500	$1,046,971,409
Investment in affiliated investment companies, at value (identified cost $15,212,130)	15,212,130
Cash	802
Receivables:
Dividends and interest	2,059,587
Fund shares sold	472,050
Securities lending	3,135
Other assets	487,336
Total assets	1,065,206,449
Liabilities
Cash collateral received for securities on loan	51,305
Payables:
Manager (See Note 3)	570,041
Fund shares redeemed	289,351
Transfer agent (See Note 3)	179,772
NYLIFE Distributors (See Note 3)	126,741
Shareholder communication	59,958
Professional fees	19,774
Custodian	6,215
Accrued expenses	6,442
Total liabilities	1,309,599
Net assets	$1,063,896,850
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,408
Additional paid-in-capital	823,428,810
823,485,218
Total distributable earnings (loss)	240,411,632
Net assets	$1,063,896,850
Class A
Net assets applicable to outstanding shares	$483,935,597
Shares of beneficial interest outstanding	25,764,477
Net asset value per share outstanding	$ 18.78
Maximum sales charge (5.50% of offering price)	1.09
Maximum offering price per share outstanding	$ 19.87
Investor Class
Net assets applicable to outstanding shares	$ 73,131,798
Shares of beneficial interest outstanding	3,912,046
Net asset value per share outstanding	$ 18.69
Maximum sales charge (5.00% of offering price)	0.98
Maximum offering price per share outstanding	$ 19.67
Class B
Net assets applicable to outstanding shares	$ 4,826,701
Shares of beneficial interest outstanding	266,490
Net asset value and offering price per share outstanding	$ 18.11
Class C
Net assets applicable to outstanding shares	$ 10,960,973
Shares of beneficial interest outstanding	605,185
Net asset value and offering price per share outstanding	$ 18.11
Class I
Net assets applicable to outstanding shares	$351,105,824
Shares of beneficial interest outstanding	18,488,852
Net asset value and offering price per share outstanding	$ 18.99
Class R1
Net assets applicable to outstanding shares	$ 750,659
Shares of beneficial interest outstanding	39,553
Net asset value and offering price per share outstanding	$ 18.98
Class R2
Net assets applicable to outstanding shares	$ 1,314,627
Shares of beneficial interest outstanding	70,002
Net asset value and offering price per share outstanding	$ 18.78
Class R3
Net assets applicable to outstanding shares	$ 2,601,514
Shares of beneficial interest outstanding	138,471
Net asset value and offering price per share outstanding	$ 18.79
Class R6
Net assets applicable to outstanding shares	$135,192,249
Shares of beneficial interest outstanding	7,118,714
Net asset value and offering price per share outstanding	$ 18.99
SIMPLE Class
Net assets applicable to outstanding shares	$ 76,908
Shares of beneficial interest outstanding	4,105
Net asset value and offering price per share outstanding	$ 18.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $42,916)	$ 33,047,167
Dividends-affiliated	131,574
Securities lending, net	23,479
Total income	33,202,220
Expenses
Manager (See Note 3)	7,478,759
Distribution/Service—Class A (See Note 3)	1,253,735
Distribution/Service—Investor Class (See Note 3)	196,221
Distribution/Service—Class B (See Note 3)	62,882
Distribution/Service—Class C (See Note 3)	126,054
Distribution/Service—Class R2 (See Note 3)	3,610
Distribution/Service—Class R3 (See Note 3)	15,341
Distribution/Service—SIMPLE Class (See Note 3)	351
Transfer agent (See Note 3)	978,786
Registration	134,203
Professional fees	127,208
Shareholder communication	36,927
Custodian	26,131
Trustees	22,747
Shareholder service (See Note 3)	5,228
Miscellaneous	45,339
Total expenses before waiver/reimbursement	10,513,522
Expense waiver/reimbursement from Manager (See Note 3)	(240,401)
Net expenses	10,273,121
Net investment income (loss)	22,929,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	31,113,371
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(83,353,644)
Net realized and unrealized gain (loss)	(52,240,273)
Net increase (decrease) in net assets resulting from operations	$(29,311,174)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 22,929,099	$ 19,263,207
Net realized gain (loss)	31,113,371	33,774,174
Net change in unrealized appreciation (depreciation)	(83,353,644)	237,975,102
Net increase (decrease) in net assets resulting from operations	(29,311,174)	291,012,483
Distributions to shareholders:
Class A	(9,203,234)	(9,072,614)
Investor Class	(1,240,229)	(1,494,104)
Class B	(52,088)	(89,076)
Class C	(106,742)	(169,662)
Class I	(7,426,431)	(7,402,130)
Class R1	(14,511)	(16,551)
Class R2	(24,522)	(34,197)
Class R3	(44,187)	(55,673)
Class R6	(3,012,144)	(2,673,834)
SIMPLE Class	(929)	(427)
Total distributions to shareholders	(21,125,017)	(21,008,268)
Capital share transactions:
Net proceeds from sales of shares	139,051,648	131,984,621
Net asset value of shares issued to shareholders in reinvestment of distributions	20,858,991	20,724,582
Cost of shares redeemed	(169,519,523)	(169,506,829)
Increase (decrease) in net assets derived from capital share transactions	(9,608,884)	(16,797,626)
Net increase (decrease) in net assets	(60,045,075)	253,206,589
Net Assets
Beginning of year	1,123,941,925	870,735,336
End of year	$1,063,896,850	$1,123,941,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.70	$ 14.96	$ 17.07	$ 15.70	$ 16.31
Net investment income (loss) (a)	0.39	0.32	0.36	0.36	0.33
Net realized and unrealized gain (loss)	(0.95)	4.78	(1.83)	1.84	(0.06)
Total from investment operations	(0.56)	5.10	(1.47)	2.20	0.27
Less distributions:
From net investment income	(0.36)	(0.36)	(0.34)	(0.37)	(0.32)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.36)	(0.36)	(0.64)	(0.83)	(0.88)
Net asset value at end of year	$ 18.78	$ 19.70	$ 14.96	$ 17.07	$ 15.70
Total investment return (b)	(2.85)%	34.30%	(8.77)%	14.49%	1.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	1.76%	2.31%	2.21%	2.06%
Net expenses (c)	1.05%	1.07%	1.08%(d)	1.08%	1.07%
Expenses (before waiver/reimbursement) (c)	1.05%	1.07%	1.09%	1.08%	1.07%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 483,936	$ 508,888	$ 379,695	$ 450,979	$ 405,863

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.61	$ 14.89	$ 16.99	$ 15.63	$ 16.24
Net investment income (loss) (a)	0.34	0.28	0.32	0.32	0.30
Net realized and unrealized gain (loss)	(0.95)	4.75	(1.82)	1.83	(0.06)
Total from investment operations	(0.61)	5.03	(1.50)	2.15	0.24
Less distributions:
From net investment income	(0.31)	(0.31)	(0.30)	(0.33)	(0.29)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.31)	(0.31)	(0.60)	(0.79)	(0.85)
Net asset value at end of year	$ 18.69	$ 19.61	$ 14.89	$ 16.99	$ 15.63
Total investment return (b)	(3.12)%	33.96%	(8.99)%	14.25%	1.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.53%	2.07%	2.01%	1.90%
Net expenses (c)	1.30%	1.33%	1.33%(d)	1.30%	1.24%
Expenses (before waiver/reimbursement) (c)	1.30%	1.39%	1.38%	1.35%	1.29%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000's)	$ 73,132	$ 86,155	$ 81,365	$ 100,602	$ 98,939

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.00	$ 14.43	$ 16.48	$ 15.18	$ 15.79
Net investment income (loss) (a)	0.19	0.14	0.21	0.20	0.18
Net realized and unrealized gain (loss)	(0.92)	4.60	(1.78)	1.77	(0.06)
Total from investment operations	(0.73)	4.74	(1.57)	1.97	0.12
Less distributions:
From net investment income	(0.16)	(0.17)	(0.18)	(0.21)	(0.17)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.16)	(0.17)	(0.48)	(0.67)	(0.73)
Net asset value at end of year	$ 18.11	$ 19.00	$ 14.43	$ 16.48	$ 15.18
Total investment return (b)	(3.82)%	32.98%	(9.71)%	13.40%	0.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.80%	1.36%	1.29%	1.18%
Net expenses (c)	2.06%	2.08%	2.08%(d)	2.05%	1.99%
Expenses (before waiver/reimbursement) (c)	2.06%	2.14%	2.13%	2.10%	2.04%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 4,827	$ 7,840	$ 8,894	$ 14,579	$ 17,984

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.00	$ 14.43	$ 16.47	$ 15.17	$ 15.79
Net investment income (loss) (a)	0.19	0.14	0.20	0.20	0.18
Net realized and unrealized gain (loss)	(0.92)	4.60	(1.76)	1.77	(0.07)
Total from investment operations	(0.73)	4.74	(1.56)	1.97	0.11
Less distributions:
From net investment income	(0.16)	(0.17)	(0.18)	(0.21)	(0.17)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.16)	(0.17)	(0.48)	(0.67)	(0.73)
Net asset value at end of year	$ 18.11	$ 19.00	$ 14.43	$ 16.47	$ 15.17
Total investment return (b)	(3.82)%	32.98%	(9.66)%	13.41%	0.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.81%	1.35%	1.30%	1.16%
Net expenses (c)	2.06%	2.08%	2.08%(d)	2.05%	1.99%
Expenses (before waiver/reimbursement) (c)	2.06%	2.14%	2.13%	2.10%	2.04%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 10,961	$ 14,435	$ 17,920	$ 30,663	$ 40,888

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.91	$ 15.11	$ 17.24	$ 15.85	$ 16.46
Net investment income (loss) (a)	0.45	0.39	0.41	0.40	0.39
Net realized and unrealized gain (loss)	(0.95)	4.82	(1.85)	1.86	(0.08)
Total from investment operations	(0.50)	5.21	(1.44)	2.26	0.31
Less distributions:
From net investment income	(0.42)	(0.41)	(0.39)	(0.41)	(0.36)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.42)	(0.41)	(0.69)	(0.87)	(0.92)
Net asset value at end of year	$ 18.99	$ 19.91	$ 15.11	$ 17.24	$ 15.85
Total investment return (b)	(2.50)%	34.78%	(8.50)%	14.76%	1.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.10%	2.63%	2.46%	2.37%
Net expenses (c)	0.73%	0.73%	0.76%(d)	0.83%	0.81%
Expenses (before waiver/reimbursement) (c)	0.80%	0.82%	0.84%	0.83%	0.81%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 351,106	$ 357,565	$ 269,100	$ 313,261	$ 276,587

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.90	$ 15.11	$ 17.24	$ 15.84	$ 16.45
Net investment income (loss) (a)	0.42	0.35	0.41	0.38	0.37
Net realized and unrealized gain (loss)	(0.95)	4.82	(1.88)	1.87	(0.07)
Total from investment operations	(0.53)	5.17	(1.47)	2.25	0.30
Less distributions:
From net investment income	(0.39)	(0.38)	(0.36)	(0.39)	(0.35)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.39)	(0.38)	(0.66)	(0.85)	(0.91)
Net asset value at end of year	$ 18.98	$ 19.90	$ 15.11	$ 17.24	$ 15.84
Total investment return (b)	(2.66)%	34.50%	(8.66)%	14.73%	1.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	1.91%	2.54%	2.32%	2.31%
Net expenses (c)	0.90%	0.92%	0.93%(d)	0.93%	0.92%
Expenses (before waiver/reimbursement) (c)	0.90%	0.92%	0.94%	0.93%	0.92%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 751	$ 719	$ 530	$ 1,009	$ 778

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.69	$ 14.95	$ 17.06	$ 15.69	$ 16.30
Net investment income (loss) (a)	0.37	0.32	0.35	0.34	0.32
Net realized and unrealized gain (loss)	(0.95)	4.76	(1.84)	1.84	(0.06)
Total from investment operations	(0.58)	5.08	(1.49)	2.18	0.26
Less distributions:
From net investment income	(0.33)	(0.34)	(0.32)	(0.35)	(0.31)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.33)	(0.34)	(0.62)	(0.81)	(0.87)
Net asset value at end of year	$ 18.78	$ 19.69	$ 14.95	$ 17.06	$ 15.69
Total investment return (b)	(2.91)%	34.20%	(8.87)%	14.39%	1.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	1.76%	2.23%	2.12%	2.02%
Net expenses (c)	1.15%	1.17%	1.18%(d)	1.18%	1.17%
Expenses (before waiver/reimbursement) (c)	1.15%	1.17%	1.19%	1.18%	1.17%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 1,315	$ 1,609	$ 2,135	$ 2,812	$ 2,665

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.70	$ 14.96	$ 17.06	$ 15.69	$ 16.30
Net investment income (loss) (a)	0.32	0.26	0.31	0.30	0.28
Net realized and unrealized gain (loss)	(0.95)	4.77	(1.83)	1.84	(0.07)
Total from investment operations	(0.63)	5.03	(1.52)	2.14	0.21
Less distributions:
From net investment income	(0.28)	(0.29)	(0.28)	(0.31)	(0.26)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.28)	(0.29)	(0.58)	(0.77)	(0.82)
Net asset value at end of year	$ 18.79	$ 19.70	$ 14.96	$ 17.06	$ 15.69
Total investment return (b)	(3.17)%	33.83%	(9.06)%	14.11%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	1.45%	1.96%	1.86%	1.75%
Net expenses (c)	1.40%	1.42%	1.43%(d)	1.43%	1.42%
Expenses (before waiver/reimbursement) (c)	1.40%	1.42%	1.44%	1.43%	1.42%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 2,602	$ 3,252	$ 3,184	$ 4,339	$ 3,817

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 19.92	$ 15.12	$ 17.25	$ 15.85	$ 16.46
Net investment income (loss) (a)	0.46	0.39	0.42	0.42	0.37
Net realized and unrealized gain (loss)	(0.97)	4.83	(1.86)	1.86	(0.04)
Total from investment operations	(0.51)	5.22	(1.44)	2.28	0.33
Less distributions:
From net investment income	(0.42)	(0.42)	(0.39)	(0.42)	(0.38)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.42)	(0.42)	(0.69)	(0.88)	(0.94)
Net asset value at end of year	$ 18.99	$ 19.92	$ 15.12	$ 17.25	$ 15.85
Total investment return (b)	(2.54)%	34.78%	(8.46)%	14.94%	1.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.11%	2.68%	2.60%	2.31%
Net expenses (c)	0.73%	0.73%	0.73%(d)	0.73%	0.73%
Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.74%	0.73%	0.73%
Portfolio turnover rate	25%	16%	29%	18%	17%
Net assets at end of year (in 000’s)	$ 135,192	$ 143,436	$ 107,887	$ 165,999	$ 190,456

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 19.65	$ 14.89	$ 15.57*
Net investment income (loss) (a)	0.28	0.22	0.03
Net realized and unrealized gain (loss)	(0.93)	4.76	(0.68)
Total from investment operations	(0.65)	4.98	(0.65)
Less distributions:
From net investment income	(0.26)	(0.22)	(0.03)
Net asset value at end of period	$ 18.74	$ 19.65	$ 14.89
Total investment return (b)	(3.34)%	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.20%	0.98%††
Net expenses (c)	1.55%	1.58%	1.57%††(d)
Expenses (before waiver/reimbursement) (c)	1.55%	1.65%	1.63%††
Portfolio turnover rate	25%	16%	29%
Net assets at end of period (in 000’s)	$ 77	$ 43	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 08, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1	May 8, 2017
Class R2	May 8, 2017
Class R3	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate;

23

Notes to Financial Statements (continued)
identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that

24	MainStay Epoch U.S. Equity Yield Fund

has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
25

Notes to Financial Statements (continued)
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2022, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $7,478,759 and waived fees and/or reimbursed certain class specific expenses in the amount of $240,401 and paid the Subadvisor in the amount of $3,619,003.

26	MainStay Epoch U.S. Equity Yield Fund

JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 716
Class R2	1,444
Class R3	3,068
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $48,076 and $7,280, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, of $3,240, $57, $1,566 and $623, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$384,586	$—
Investor Class	259,540	—
Class B	20,967	—
Class C	41,817	—
Class I	261,975	—
Class R1	549	—
Class R2	1,108	—
Class R3	2,354	—
Class R6	5,660	—
SIMPLE Class	230	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small
27

Notes to Financial Statements (continued)
account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$30,946	40.2%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$831,099,356	$262,006,775	$(30,922,592)	$231,084,183
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,616,274	$16,265,047	$—	$222,530,311	$240,411,632
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and partnerships.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,486	$(2,486)
The reclassifications for the Fund are primarily due to different book and tax treatment of investments in partnerships.
The Fund utilized $15,674,033 of capital loss carryforwards during the year ended October 31, 2022.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$21,125,017	$21,008,268
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.

28	MainStay Epoch U.S. Equity Yield Fund

Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $277,008 and $265,345, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,023,734	$ 39,515,886
Shares issued to shareholders in reinvestment of distributions	480,909	9,018,052
Shares redeemed	(3,068,447)	(59,210,657)
Net increase (decrease) in shares outstanding before conversion	(563,804)	(10,676,719)
Shares converted into Class A (See Note 1)	497,544	9,884,122
Shares converted from Class A (See Note 1)	(1,519)	(30,097)
Net increase (decrease)	(67,779)	$ (822,694)
Year ended October 31, 2021:
Shares sold	2,249,277	$ 40,750,326
Shares issued to shareholders in reinvestment of distributions	493,273	8,889,039
Shares redeemed	(3,390,878)	(60,776,692)
Net increase (decrease) in shares outstanding before conversion	(648,328)	(11,137,327)
Shares converted into Class A (See Note 1)	1,123,748	20,572,925
Shares converted from Class A (See Note 1)	(28,366)	(495,003)
Net increase (decrease)	447,054	$ 8,940,595

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	133,288	$ 2,595,443
Shares issued to shareholders in reinvestment of distributions	66,093	1,233,644
Shares redeemed	(319,282)	(6,151,698)
Net increase (decrease) in shares outstanding before conversion	(119,901)	(2,322,611)
Shares converted into Investor Class (See Note 1)	52,662	1,021,358
Shares converted from Investor Class (See Note 1)	(414,979)	(8,255,610)
Net increase (decrease)	(482,218)	$ (9,556,863)
Year ended October 31, 2021:
Shares sold	166,473	$ 3,006,614
Shares issued to shareholders in reinvestment of distributions	83,434	1,486,548
Shares redeemed	(416,188)	(7,482,548)
Net increase (decrease) in shares outstanding before conversion	(166,281)	(2,989,386)
Shares converted into Investor Class (See Note 1)	77,902	1,417,638
Shares converted from Investor Class (See Note 1)	(983,460)	(17,902,208)
Net increase (decrease)	(1,071,839)	$(19,473,956)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,380	$ 83,831
Shares issued to shareholders in reinvestment of distributions	2,863	51,913
Shares redeemed	(45,406)	(854,600)
Net increase (decrease) in shares outstanding before conversion	(38,163)	(718,856)
Shares converted from Class B (See Note 1)	(107,981)	(2,013,472)
Net increase (decrease)	(146,144)	$ (2,732,328)
Year ended October 31, 2021:
Shares sold	4,665	$ 79,966
Shares issued to shareholders in reinvestment of distributions	5,177	88,331
Shares redeemed	(65,970)	(1,149,355)
Net increase (decrease) in shares outstanding before conversion	(56,128)	(981,058)
Shares converted from Class B (See Note 1)	(147,557)	(2,611,509)
Net increase (decrease)	(203,685)	$ (3,592,567)

29

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	87,124	$ 1,633,926
Shares issued to shareholders in reinvestment of distributions	5,893	106,407
Shares redeemed	(215,025)	(4,031,784)
Net increase (decrease) in shares outstanding before conversion	(122,008)	(2,291,451)
Shares converted from Class C (See Note 1)	(32,685)	(611,280)
Net increase (decrease)	(154,693)	$ (2,902,731)
Year ended October 31, 2021:
Shares sold	89,457	$ 1,571,337
Shares issued to shareholders in reinvestment of distributions	9,938	168,966
Shares redeemed	(498,460)	(8,636,960)
Net increase (decrease) in shares outstanding before conversion	(399,065)	(6,896,657)
Shares converted from Class C (See Note 1)	(82,979)	(1,467,646)
Net increase (decrease)	(482,044)	$ (8,364,303)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,180,482	$ 81,194,638
Shares issued to shareholders in reinvestment of distributions	388,567	7,353,728
Shares redeemed	(4,038,116)	(79,778,322)
Net increase (decrease) in shares outstanding before conversion	530,933	8,770,044
Shares converted into Class I (See Note 1)	1,502	30,097
Net increase (decrease)	532,435	$ 8,800,141
Year ended October 31, 2021:
Shares sold	3,124,739	$ 57,647,200
Shares issued to shareholders in reinvestment of distributions	400,983	7,312,490
Shares redeemed	(3,403,222)	(62,224,726)
Net increase (decrease) in shares outstanding before conversion	122,500	2,734,964
Shares converted into Class I (See Note 1)	27,561	485,803
Net increase (decrease)	150,061	$ 3,220,767

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	9,871	$ 187,910
Shares issued to shareholders in reinvestment of distributions	767	14,511
Shares redeemed	(7,206)	(145,990)
Net increase (decrease)	3,432	$ 56,431
Year ended October 31, 2021:
Shares sold	17,145	$ 302,082
Shares issued to shareholders in reinvestment of distributions	910	16,551
Shares redeemed	(17,025)	(317,998)
Net increase (decrease)	1,030	$ 635

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	17,561	$ 341,153
Shares issued to shareholders in reinvestment of distributions	1,261	23,678
Shares redeemed	(30,527)	(590,639)
Net increase (decrease)	(11,705)	$ (225,808)
Year ended October 31, 2021:
Shares sold	9,968	$ 179,455
Shares issued to shareholders in reinvestment of distributions	1,871	33,157
Shares redeemed	(72,897)	(1,231,050)
Net increase (decrease)	(61,058)	$ (1,018,438)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	31,718	$ 610,972
Shares issued to shareholders in reinvestment of distributions	2,333	43,986
Shares redeemed	(60,678)	(1,204,977)
Net increase (decrease)	(26,627)	$ (550,019)
Year ended October 31, 2021:
Shares sold	28,384	$ 515,537
Shares issued to shareholders in reinvestment of distributions	3,088	55,239
Shares redeemed	(79,294)	(1,433,508)
Net increase (decrease)	(47,822)	$ (862,732)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	650,236	$ 12,850,146
Shares issued to shareholders in reinvestment of distributions	158,717	3,012,143
Shares redeemed	(891,227)	(17,550,643)
Net increase (decrease) in shares outstanding before conversion	(82,274)	(1,688,354)
Shares converted from Class R6 (See Note 1)	(1,267)	(25,118)
Net increase (decrease)	(83,541)	$ (1,713,472)
Year ended October 31, 2021:
Shares sold	1,419,176	$ 27,921,772
Shares issued to shareholders in reinvestment of distributions	146,875	2,673,834
Shares redeemed	(1,500,982)	(26,253,992)
Net increase (decrease)	65,069	$ 4,341,614

30	MainStay Epoch U.S. Equity Yield Fund

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,887	$ 37,743
Shares issued to shareholders in reinvestment of distributions	50	929
Shares redeemed	(10)	(213)
Net increase (decrease)	1,927	$ 38,459
Year ended October 31, 2021:
Shares sold	546	$ 10,332
Shares issued to shareholders in reinvestment of distributions	23	427
Net increase (decrease)	569	$ 10,759
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
32	MainStay Epoch U.S. Equity Yield Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $21,125,017 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay Epoch U.S. Equity Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay Epoch U.S. Equity Yield Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013893.2MS229-22	MSEUE11-12/22
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	5/3/2004	-5.69%	1.40%	2.36%	1.04%
		Excluding sales charges		-2.77	2.02	2.67	1.04
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-5.28	1.37	2.34	1.14
		Excluding sales charges		-2.85	1.99	2.65	1.14
Class B Shares[3]	Maximum 3% CDSC	With sales charges	5/3/2004	-6.49	1.20	1.87	1.89
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		-3.69	1.20	1.87	1.89
Class C Shares	Maximum 1% CDSC	With sales charges	5/3/2004	-4.52	1.22	1.87	1.89
	if Redeemed Within One Year of Purchase	Excluding sales charges		-3.58	1.22	1.87	1.89
Class I Shares	No Sales Charge		5/3/2004	-2.53	2.27	2.93	0.79
Class R3 Shares	No Sales Charge		2/29/2016	-3.11	1.66	2.99	1.39
Class R6 Shares	No Sales Charge		2/28/2019	-2.42	N/A	2.08	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	-3.09	N/A	1.36	1.39

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[1]	-1.79%	3.07%	3.61%
Morningstar Bank Loan Category Average[2]	-3.79	1.68	2.64

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Morningstar LSTA US Leveraged Loan Index is the Fund's primary broad-based securities market index for comparison purposes. The Morningstar LSTA US Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$977.20	$4.98	$1,020.16	$5.09	1.00%
Investor Class Shares	$1,000.00	$976.90	$5.33	$1,019.81	$5.45	1.07%
Class B Shares	$1,000.00	$972.10	$9.00	$1,016.08	$9.20	1.81%
Class C Shares	$1,000.00	$972.10	$9.05	$1,016.03	$9.25	1.82%
Class I Shares	$1,000.00	$978.40	$3.74	$1,021.42	$3.82	0.75%
Class R3 Shares	$1,000.00	$975.50	$6.72	$1,018.40	$6.87	1.35%
Class R6 Shares	$1,000.00	$977.90	$3.14	$1,022.03	$3.21	0.63%
SIMPLE Class Shares	$1,000.00	$975.60	$6.57	$1,018.55	$6.72	1.32%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Electronics	7.0%
Finance	6.8
Healthcare, Education & Childcare	5.1
Services: Business	4.9
Chemicals, Plastics & Rubber	4.8
Software	4.0
Telecommunications	3.8
Hotels, Motels, Inns & Gaming	3.6
Other Asset-Backed Securities	3.6
Insurance	3.4
Aerospace & Defense	2.8
Containers, Packaging & Glass	2.5
Diversified/Conglomerate Manufacturing	2.3
Broadcasting & Entertainment	2.3
Diversified/Conglomerate Service	2.3
Oil & Gas	2.3
Buildings & Real Estate	2.2
Media	2.2
Healthcare	2.2
Manufacturing	2.1
Automobile	2.0
Beverage, Food & Tobacco	2.0
High Tech Industries	1.8
Healthcare & Pharmaceuticals	1.8
Utilities	1.7
Personal & Nondurable Consumer Products	1.7
Retail Store	1.5
Personal, Food & Miscellaneous Services	1.4
Entertainment	1.2
Banking	1.1
Mining, Steel, Iron & Non-Precious Metals	1.0
Retail	1.0
Leisure, Amusement, Motion Pictures & Entertainment	0.8
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	0.8
Commercial Services	0.7
Printing & Publishing	0.6
Personal & Nondurable Consumer Products (Manufacturing Only)	0.5
Ecological	0.5
Water	0.4
Chemicals	0.4%
Pharmaceuticals	0.3
Affiliated Investment Company	0.3
Cargo Transport	0.3
Personal Transportation	0.3
Hotel, Gaming & Leisure	0.3
Environmental Control	0.3
Consumer Durables	0.2
Animal Food	0.2
Packaging	0.2
Energy (Electricity)	0.2
Capital Equipment	0.2
Auto Manufacturers	0.2
Electric	0.1
Food	0.1
Lodging	0.1
Packaging & Containers	0.1
Building Materials	0.1
Real Estate	0.1
Airlines	0.1
Internet	0.1
Home and Office Furnishings, Housewares & Durable Consumer Products	0.0‡
Healthcare-Services	0.0‡
Iron & Steel	0.0‡
Machinery-Diversified	0.0‡
Distribution & Wholesale	0.0‡
Real Estate Investment Trusts	0.0‡
Oil & Gas Services	0.0‡
Healthcare-Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Machinery	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Auto Components	0.0‡
Capital Markets	0.0‡
Short-Term Investments	2.3
Other Assets, Less Liabilities	0.8
100.0%
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	NortonLifeLock, Inc., 5.829%-6.75%, due 9/30/27–9/12/29
2.	GFL Environmental, Inc., 3.75%-7.415%, due 5/30/25–6/15/29
3.	Great Outdoors Group LLC, 7.504%, due 3/6/28
4.	MKS Instruments, Inc., 6.317%, due 8/17/29
5.	UKG, Inc., 6.998%-8.998%, due 5/4/26–5/3/27
6.	SS&C Technologies Holdings, Inc., 5.504%-6.079%, due 4/16/25–3/22/29
7.	Informatica LLC, 6.563%, due 10/27/28
8.	Trans Union LLC, 6.004%, due 12/1/28
9.	Asurion LLC, 6.754%-9.004%, due 11/3/24–1/20/29
10.	AAdvantage Loyality IP Ltd., 8.993%, due 4/20/28

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Floating Rate Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Floating Rate Fund returned −2.53%, underperforming the −1.79% return of the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (the “Index”). Over the same period, Class I shares outperformed the −3.79% return of the Morningstar Bank Loan Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Market conditions were generally mixed during the reporting period, with the floating-rate market realizing negative performance overall during the reporting period, resulting from seven months of positive performance and five months of negative performance. The broader market in risk assets was more volatile due to concerns over rising interest rates and inflation in the United States, and geopolitical risks in central Europe. The market for floating-rate loans was insulated from, but not immune to, these broader performance trends, as floating-rate loans generally outperformed other fixed-income assets, including investment-grade, high-yield and long-dated U.S. Treasury securities.
The Fund has historically been focused on maintaining a larger position in higher-credit-quality loans rated BB, and less exposure to lower-credit-quality loans rated CCC and below.2 In addition, the Fund started to realize some outflows during the latter part of the reporting period, leading to a partial decrease in cash balances. As a result, the Fund outperformed the Index on a gross basis.
Were there any changes to the Fund during the reporting period?
Effective June 7, 2022, Robert Dial no longer served as a portfolio manager for the Fund.
What was the Fund’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to LIBOR5 or SOFR.6 Issuers can generally borrow under a 30-to-90-day range. The weighted average time to LIBOR/SOFR reset on the Fund’s portfolio averaged less than 41 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Effective July 1, 2022, Morningstar LCD (formerly S&P Global Leveraged Commentary & Data) revised the industry classifications of the Index. As a result, comparisons of sector attribution are no longer possible between the period before the change and the period after the change.
From the beginning of the reporting period through June 30, 2022, the strongest contributions to the Fund’s relative performance were underweight positions in leisure, health care and cable TV. (Contributions take weightings and total returns into account.) Detracting from performance were off-Index positions, including floating-rate ETFs and high-yield bonds, as well as the Fund’s overweight positions in building & developers and chemicals.
The strongest contributions to relative performance from July 1, 2022 through the end of the reporting period were underweight positions in health care providers, software and entertainment. The largest detractors were off-Index positions in floating-rate ETFs and high-yield bonds, in addition to the Fund’s underweight positions in capital markets and diversified telecom.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by NortonLifeLock, Light & Wonder (formerly Scientific Games) and MKS Instruments, reflecting our favorable view towards the relative value, business prospects and the management of these issuers. The largest sales during the same period were bonds issued by Peraton, Medline Industries and Nestlé Skin Health. The partial sales of these three credits were made primarily to rebalance the Fund’s holdings for relative value and liquidity reasons.
How did the Fund’s sector weightings change during the reporting period?
As noted above, on July 1, 2022, Morningstar LCD revised industry classifications. From November 1, 2021, through June 30, 2022, we increased the Fund’s holdings in assets that fall

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
6.	The Secured Overnight Financing Rate (SOFR) is a secured, interbank overnight interest rate established as an alternative to LIBOR.
10	MainStay Floating Rate Fund

outside standard industry classifications, and also increased the Fund’s exposure to health care, electronics, and oil and gas. Conversely, we reduced the Fund’s exposure to building development, hotels and casinos, and leisure.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, we remained cautiously optimistic about the performance of the floating-rate market. The Fund held its most overweight positions relative to the Index in the health care equipment; pharmaceuticals; and hotels, restaurants & leisure sectors. The Fund held its most significantly underweight positions in the diversified telecom, capital markets and health care providers sectors. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a rating perspective, the Fund held overweight positions in credit rated BB and B,7 while maintaining underweight exposure to credit rated CCC and below, and NR,8 reflecting our view favoring higher-rated credit in the loan market. As of the end of the reporting period, average cash balances moved lower as market conditions turned more volatile, resulting in outflows.
7.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	NR indicates that S&P has not assigned an obligation with a rating, or a rating is no longer assigned.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 96.6%
Asset-Backed Securities 3.6%
Other Asset-Backed Securities 3.6%
AGL CLO 20 Ltd. (a)(b)
Series 2022-20A, Class B
5.968% (3 Month SOFR + 2.95%), due 7/20/35	$ 2,500,000	$ 2,443,407
Series 2022-20A, Class E
11.378% (3 Month SOFR + 8.36%), due 7/20/35	2,500,000	2,316,487
AIMCO CLO 16 Ltd. (a)(b)
Series 2021-16A, Class B
5.729% (3 Month LIBOR + 1.65%), due 1/17/35	2,500,000	2,331,750
Series 2021-16A, Class E
10.279% (3 Month LIBOR + 6.20%), due 1/17/35	2,500,000	2,189,623
Bain Capital Credit CLO Ltd.
Series 2021-6A, Class B
5.928% (3 Month LIBOR + 1.65%), due 10/21/34 (a)(b)	2,500,000	2,297,500
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
7.192% (3 Month SOFR + 2.80%), due 10/20/35	2,700,000	2,697,697
Series 2022-21A, Class C
9.712% (3 Month SOFR + 5.32%), due 10/20/35	2,500,000	2,485,377
Carlyle U.S. CLO Ltd. (a)(b)
Series 2021-5A, Class B
5.843% (3 Month LIBOR + 1.60%), due 7/20/34	2,500,000	2,330,750
Series 2022-2A, Class A2
5.963% (3 Month SOFR + 2.00%), due 4/20/35	2,500,000	2,343,600
Series 2021-5A, Class E
10.493% (3 Month LIBOR + 6.25%), due 7/20/34	2,500,000	2,071,033
Series 2022-2A, Class D
11.363% (3 Month SOFR + 7.40%), due 4/20/35	2,500,000	2,169,530
Danby Park CLO Ltd. (a)(b)(c)
Series 2022-1A, Class B
7.048% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	999,650
Series 2022-1A, Class D
9.428% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	989,133
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Dryden 87 CLO Ltd. (a)(b)
Series 2021-87A, Class B
4.534% (3 Month LIBOR + 1.55%), due 5/20/34	$ 2,500,000	$ 2,321,250
Series 2021-87A, Class E
9.134% (3 Month LIBOR + 6.15%), due 5/20/34	2,500,000	2,046,225
Elmwood CLO 16 Ltd. (a)(b)
Series 2022-3A, Class B
5.913% (3 Month SOFR + 1.95%), due 4/20/34	2,500,000	2,411,905
Series 2022-3A, Class E
11.183% (3 Month SOFR + 7.22%), due 4/20/34	2,500,000	2,262,312
Elmwood CLO XII Ltd. (a)(b)
Series 2021-5A, Class B
5.943% (3 Month LIBOR + 1.70%), due 1/20/35	2,500,000	2,350,750
Series 2021-5A, Class E
10.593% (3 Month LIBOR + 6.35%), due 1/20/35	2,500,000	2,201,655
Magnetite XXXI Ltd. (a)(b)
Series 2021-31A, Class B
5.729% (3 Month LIBOR + 1.65%), due 7/15/34	2,500,000	2,339,500
Series 2021-31A, Class E
10.079% (3 Month LIBOR + 6.00%), due 7/15/34	2,500,000	2,165,650
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(b)
Series 2021-43A, Class C
6.029% (3 Month LIBOR + 1.95%), due 7/17/35	2,500,000	2,270,477
Series 2021-43A, Class E
10.079% (3 Month LIBOR + 6.00%), due 7/17/35	2,500,000	2,152,903
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
6.249% (3 Month SOFR + 3.05%), due 10/23/35	1,250,000	1,242,804
Series 2022-51A, Class D
8.899% (3 Month SOFR + 5.70%), due 10/23/35	1,250,000	1,241,855
Octagon 59 Ltd. (a)(b)
Series 2022-1A, Class B
3.051% (3 Month SOFR + 1.95%), due 5/15/35	2,500,000	2,341,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon 59 Ltd. (a)(b) (continued)
Series 2022-1A, Class E
8.701% (3 Month SOFR + 7.60%), due 5/15/35	$ 2,500,000	$ 2,116,000
Octagon Investment Partners 51 Ltd. (a)(b)
Series 2021-1A, Class B
5.943% (3 Month LIBOR + 1.70%), due 7/20/34	2,500,000	2,341,500
Series 2021-1A, Class E
10.993% (3 Month LIBOR + 6.75%), due 7/20/34	2,500,000	2,109,850
Palmer Square CLO Ltd. (a)(b)
Series 2022-2A, Class B
4.313% (3 Month SOFR + 2.20%), due 7/20/34	2,500,000	2,399,347
Series 2021-4A, Class B
5.729% (3 Month LIBOR + 1.65%), due 10/15/34	2,500,000	2,333,250
Series 2022-2A, Class E
9.943% (3 Month SOFR + 7.83%), due 7/20/34	2,500,000	2,215,000
Series 2021-4A, Class E
10.129% (3 Month LIBOR + 6.05%), due 10/15/34	2,500,000	2,166,920
Rockland Park CLO Ltd. (a)(b)
Series 2021-1A, Class B
5.893% (3 Month LIBOR + 1.65%), due 4/20/34	2,500,000	2,340,500
Series 2021-1A, Class E
10.493% (3 Month LIBOR + 6.25%), due 4/20/34	2,500,000	2,072,043
Sixth Street CLO XXI Ltd. (a)(b)(c)
Series 2022-21A, Class B
7.036% (3 Month SOFR + 3.00%), due 10/15/35	2,500,000	2,497,860
Series 2022-21A, Class D
9.136% (3 Month SOFR + 5.10%), due 10/15/35	1,429,000	1,426,554
Total Asset-Backed Securities (Cost $85,928,795)		79,033,467
Corporate Bonds 2.5%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	500,000	511,105
	Principal Amount	Value

Aerospace & Defense (continued)
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	$ 2,100,000	$ 2,040,234
		2,551,339
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	800,000	730,126
4.625%, due 4/15/29	2,400,000	2,052,696
		2,782,822
Auto Manufacturers 0.2%
Ford Motor Co.
6.10%, due 8/19/32	4,900,000	4,484,994
Building Materials 0.1%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	590,000	486,750
4.875%, due 12/15/27	780,000	581,786
Koppers, Inc.
6.00%, due 2/15/25 (a)	2,000,000	1,790,000
		2,858,536
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	730,000	580,168
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	524,654
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	700,000	541,086
		1,645,908
Commercial Services 0.2%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	804,313
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	420,000	281,257
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	918,985
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	1,755,108
		3,759,663
Distribution & Wholesale 0.0% ‡
IAA, Inc.
5.50%, due 6/15/27 (a)	500,000	467,899
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	400,000	385,184
		853,083
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	$ 1,500,000	$ 1,383,750
Entertainment 0.1%
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	488,390
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,306,435
		1,794,825
Environmental Control 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	2,000,000	1,890,000
4.25%, due 6/1/25	1,200,000	1,145,712
4.75%, due 6/15/29	4,000,000	3,486,310
		6,522,022
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	215,981
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	1,200,000	1,194,228
		1,410,209
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	470,000	366,013
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	216,588
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	1,000,000	755,000
		971,588
Insurance 0.0% ‡
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	857,415
Internet 0.1%
NortonLifeLock, Inc.
6.75%, due 9/30/27 (a)	1,320,000	1,301,249
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	581,997
	Principal Amount	Value

Lodging 0.1%
Boyd Gaming Corp.
4.75%, due 12/1/27	$ 600,000	$ 552,792
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	985,000
		1,537,792
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	348,300
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	616,850
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	1,400,000	1,382,500
		1,999,350
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	614,317
Packaging & Containers 0.1%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	1,600,000	1,213,744
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	942,950
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	900,000	790,875
		2,947,569
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	559,286
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,188,978
		1,748,264
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,670,000	1,200,313
Real Estate Investment Trusts 0.0% ‡
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	650,000	581,490
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	276,912
		858,402

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Retail 0.3%
1011778 B.C. Unlimited Liability Co.
4.00%, due 10/15/30 (a)	$ 3,120,000	$ 2,546,700
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	579,693
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,398,960
Michaels Cos., Inc. (The) (a)
5.25%, due 5/1/28	1,050,000	745,647
7.875%, due 5/1/29	1,400,000	780,500
		6,051,500
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	600,306
4.875%, due 7/1/29	700,000	583,625
		1,183,931
Telecommunications 0.1%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	560,000	515,103
GoTo Group, Inc.
5.50%, due 9/1/27 (a)	2,200,000	1,275,428
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	1,330,000	937,587
Telesat Canada
4.875%, due 6/1/27 (a)	900,000	395,730
		3,123,848
Total Corporate Bonds (Cost $65,468,705)		55,738,999
Loan Assignments 90.5%
Aerospace & Defense 2.7%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B 7.727% - 8.174%
(2 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/18/27 (b)	1,579,796	1,539,906
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 1 7.674% - 8.17%
(3 Month LIBOR + 4.00%), due 1/29/27	5,027,330	4,863,942
First Lien Tranche Term Loan 3 7.206% - 7.558%
(3 Month LIBOR + 4.00%, 6 Month LIBOR + 4.00%), due 2/15/29	4,073,125	3,940,748
	Principal Amount	Value

Aerospace & Defense (continued)
Arcline FM Holdings LLC
First Lien Initial Term Loan
8.392% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	$ 7,170,429	$ 6,793,981
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
5.504% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	3,806,895	3,741,462
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
7.063% (6 Month LIBOR + 3.75%), due 8/3/29 (b)	5,400,000	5,204,250
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
7.254% (1 Month LIBOR + 3.50%), due 4/6/26	1,789,749	1,677,666
2020 Term Loan B2
7.254% (1 Month LIBOR + 3.50%), due 4/6/26	962,231	901,971
Kestrel Bidco, Inc.
Term Loan
6.489% (1 Month LIBOR + 3.00%), due 12/11/26 (b)	6,143,246	5,334,384
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
7.254% (1 Month LIBOR + 3.50%), due 5/30/25 (b)	5,484,803	5,051,734
SkyMiles IP Ltd.
Initial Term Loan
7.993% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	5,314,286	5,354,882
Spirit Aerosystems, Inc.
2021 Refinancing Term Loan
7.504% (1 Month LIBOR + 3.75%), due 1/15/25 (b)	495,000	490,050
TransDigm, Inc. (b)
Tranche Refinancing Term Loan G
5.924% (3 Month LIBOR + 2.25%), due 8/22/24	1,974,619	1,939,390
Tranche Refinancing Term Loan E
5.924% (3 Month LIBOR + 2.25%), due 5/30/25	955,481	933,114
Tranche Refinancing Term Loan F
5.924% (3 Month LIBOR + 2.25%), due 12/9/25	8,258,719	8,055,067
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
United AirLines, Inc.
Term Loan B
8.108% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	$ 4,137,000	$ 4,028,921
		59,851,468
Animal Food 0.2%
Alltech, Inc.
Term Loan B
7.754% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	4,102,333	3,927,984
Automobile 2.0%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
8.703% (3 Month LIBOR + 5.00%), due 12/30/27 (b)	5,955,000	5,359,500
American Axle & Manufacturing, Inc.
Tranche Term Loan B
5.84% (1 Month LIBOR + 2.25%), due 4/6/24 (b)	1,273,824	1,255,353
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
7.80% (1 Month LIBOR + 4.50%), due 4/6/28 (b)	7,090,250	6,615,203
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
6.688% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	4,200,280	4,121,525
Belron Group SA
Dollar Third Incremental Term Loan
5.375% (3 Month LIBOR + 2.50%), due 4/13/28 (b)	6,347,267	6,230,236
Chassix, Inc.
Initial Term Loan 7.563% - 9.063%
(1 Month LIBOR + 5.50%, 3 Month LIBOR + 5.50%), due 11/15/23 (b)	3,500,024	3,179,187
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
7.004% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	5,145,827	4,996,814
First Brands Group LLC
First Lien 2021 Term Loan
8.368% (6 Month LIBOR + 5.00%), due 3/30/27 (b)	2,979,811	2,810,954
	Principal Amount	Value

Automobile (continued)
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
6.754% (1 Month LIBOR + 3.00%), due 2/5/26 (b)	$ 9,114,373	$ 8,535,611
		43,104,383
Banking 1.1%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
6.504% (1 Month LIBOR + 2.75%), due 5/15/26	3,435,865	3,264,072
Term Loan B1
7.076% (1 Month LIBOR + 3.50%), due 3/11/28	2,955,000	2,807,250
Brookfield Property REIT, Inc.
Initial Term Loan B
6.329% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,073,367	1,047,108
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 4/7/28 (b)	7,640,288	7,113,826
Greenhill & Co., Inc.
New Term Loan
6.32% (3 Month LIBOR + 3.25%), due 4/12/24 (b)(d)	1,299,454	1,263,719
Jane Street Group LLC
Dollar Term Loan
6.504% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	8,763,116	8,503,877
		23,999,852
Beverage, Food & Tobacco 2.0%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
7.504% (1 Month LIBOR + 3.75%), due 10/1/25 (b)	4,749,993	4,092,912
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
7.174% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(d)	961,552	833,545
B&G Foods, Inc.
Tranche Term Loan B4
6.254% (1 Month LIBOR + 2.50%), due 10/10/26 (b)	825,833	775,767
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
6.813% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	5,805,813	5,602,609

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco (continued)
Froneri International Ltd.
First Lien Facility Term Loan B2
6.004% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	$ 2,947,162	$ 2,841,065
H-Food Holdings LLC
Initial Term Loan
6.803% (1 Month LIBOR + 3.688%), due 5/23/25 (b)	9,505,724	7,979,713
Naked Juice LLC (b)
First Lien Initial Term Loan
6.903% (3 Month LIBOR + 3.25%), due 1/24/29	2,655,000	2,422,688
Second Lien Initial Term Loan
9.653% (3 Month LIBOR + 6.00%), due 1/24/30	1,400,000	1,212,313
Pegasus BidCo BV
Initial Dollar Term Loan
6.962% (3 Month LIBOR + 4.25%), due 7/12/29 (b)	6,400,000	6,160,000
Sotheby's
2021 Second Refinancing Term Loan
8.579% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,262,519	2,210,669
U.S. Foods, Inc.
Incremental 2021 Term Loan B
6.504% (1 Month LIBOR + 2.75%), due 11/22/28 (b)	4,378,316	4,303,885
United Natural Foods, Inc.
Initial Term Loan
7.093% (1 Month LIBOR + 3.25%), due 10/22/25 (b)	5,535,736	5,485,914
		43,921,080
Broadcasting & Entertainment 2.3%
Altice France SA
USD Incremental Term Loan B13
6.905% (3 Month LIBOR + 4.00%), due 8/14/26 (b)	6,910,485	6,305,817
Charter Communications Operating LLC
Term Loan B1
5.51% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	9,525,000	9,394,031
Clear Channel Outdoor Holdings, Inc.
Term Loan B 7.254% - 7.915%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 8/21/26 (b)	7,166,464	6,548,357
	Principal Amount	Value

Broadcasting & Entertainment (continued)
CMG Media Corp.
First Lien 2021 Term Loan B
7.254% (1 Month LIBOR + 3.50%), due 12/17/26 (b)	$ 8,758,022	$ 8,170,507
Gray Television, Inc. (b)
Term Loan C
5.628% (1 Month LIBOR + 2.50%), due 1/2/26	3,011,963	2,957,639
Term Loan D
6.128% (1 Month LIBOR + 3.00%), due 12/1/28	4,369,487	4,302,123
Nexstar Media, Inc.
Term Loan B4
6.254% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	4,863,658	4,805,902
Numericable U.S. LLC (b)
USD Term Loan B11
7.165% (3 Month LIBOR + 2.75%), due 7/31/25	429,049	387,753
USD Term Loan B12
7.767% (3 Month LIBOR + 3.688%), due 1/31/26	807,850	723,278
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
6.504% (1 Month LIBOR + 2.75%), due 3/15/24	945,806	940,486
First Lien Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 1/31/29	6,487,400	6,195,467
First Lien 2022 Incremental Term Loan
7.79% (3 Month LIBOR + 4.25%), due 6/24/29	935,156	914,894
		51,646,254
Buildings & Real Estate 2.2%
Allspring Buyer LLC
Initial Term Loan
6.688% (3 Month LIBOR + 3.00%), due 11/1/28 (b)	3,702,190	3,644,343
Beacon Roofing Supply, Inc.
2028 Term Loan
6.004% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	3,456,250	3,375,243
Core & Main LP
Tranche Term Loan B 6.096% - 7.416%
(1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 7/27/28 (b)	7,401,683	7,202,763
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Buildings & Real Estate (continued)
Cornerstone Building Brands, Inc.
Tranche Term Loan B
6.589% (1 Month LIBOR + 3.25%), due 4/12/28 (b)	$ 8,502,167	$ 7,099,309
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
6.504% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	9,782,895	9,554,630
SRS Distribution, Inc. (b)
2021 Refinancing Term Loan
7.254% (1 Month LIBOR + 3.50%), due 6/2/28	6,013,775	5,577,777
Term Loan
7.329% (1 Month LIBOR + 3.50%), due 6/2/28	1,389,500	1,288,761
VC GB Holdings I Corp.
First Lien Initial Term Loan
6.377% (3 Month LIBOR + 3.50%), due 7/21/28 (b)	4,218,125	3,718,982
Wilsonart LLC
Tranche Term Loan E
6.93% (3 Month LIBOR + 3.25%), due 12/31/26 (b)	8,745,914	8,105,591
		49,567,399
Capital Equipment 0.2%
AZZ, Inc.
Initial Term Loan 6.977% - 7.384%
(1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 5/13/29 (b)	3,343,846	3,307,622
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
5.674% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	6,879,430	6,780,538
Chemicals 0.3%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
7.424% (3 Month LIBOR + 3.75%), due 12/12/25 (b)	2,976,804	2,716,334
	Principal Amount	Value

Chemicals (continued)
LSF11 A5 Holdco LLC
Term Loan
7.343% (1 Month LIBOR + 3.50%), due 10/15/28 (b)	$ 3,316,667	$ 3,149,798
		5,866,132
Chemicals, Plastics & Rubber 4.8%
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
7.576% (1 Month LIBOR + 4.00%), due 11/24/27 (b)	1,298,208	1,217,070
Bakelite UK Intermediate Ltd.
Term Loan
7.669% (3 Month LIBOR + 4.00%), due 5/29/29 (b)	6,184,500	5,724,528
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
8.004% (1 Month LIBOR + 4.175%), due 4/13/29 (b)	6,977,500	6,710,611
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan 6.504% - 7.165%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/29/28 (b)	4,962,500	4,631,253
Entegris, Inc.
2022 Tranche Term Loan B 5.597% - 6.729%
(1 Month LIBOR + 3.00%, 6 Month LIBOR + 3.00%), due 7/6/29 (b)	10,600,000	10,528,779
Herens Holdco SARL
USD Facility Term Loan B
7.674% (3 Month LIBOR + 4.00%), due 7/3/28 (b)	4,597,843	4,027,710
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
6.504% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	3,515,500	3,301,641
Ineos U.S. Finance LLC (b)
2028 Dollar Term Loan
5.615% (1 Month LIBOR + 2.50%), due 11/8/28	1,857,333	1,724,224
2024 New Dollar Term Loan
5.754% (1 Month LIBOR + 2.00%), due 4/1/24	2,363,165	2,316,230
Innophos Holdings, Inc.
Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 2/5/27 (b)	5,392,036	5,216,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
7.254% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	$ 10,256,775	$ 10,125,365
Nouryon Finance BV
Initial Dollar Term Loan
7.165% (3 Month LIBOR + 2.75%), due 10/1/25 (b)	5,483,206	5,164,494
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
7.438% (3 Month LIBOR + 3.75%), due 11/9/28 (b)	4,709,400	4,275,462
Oxea Holding Vier GmbH
Tranche Term Loan B2
7.00% (3 Month LIBOR + 3.25%), due 10/14/24 (b)	4,962,097	4,515,508
PMHC II, Inc.
Initial Term Loan
8.494% (3 Month LIBOR + 4.25%), due 4/23/29 (b)	8,000,000	6,174,288
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
8.415% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	9,830,123	9,248,504
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
6.378% (1 Month LIBOR + 3.25%), due 8/2/28 (b)	2,084,250	1,973,785
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	7,885,747	7,457,504
Tronox Finance LLC (b)
First Lien Refinancing Term Loan 5.924% - 6.004%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 3/10/28	2,635,347	2,478,325
First Lien 2022 Incremental Term Loan
6.803% (3 Month LIBOR + 3.25%), due 4/4/29	4,975,000	4,744,906
Venator Finance SARL
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 8/8/24 (b)	1,384,704	858,517
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
W. R. Grace Holdings LLC
Initial Term Loan
7.438% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	$ 3,473,750	$ 3,331,698
		105,747,196
Commercial Services 0.5%
MHI Holdings LLC
Initial Term Loan
8.754% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	2,351,999	2,300,549
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
6.505% (3 Month LIBOR + 2.75%), due 9/23/26 (b)	8,754,625	8,614,551
		10,915,100
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
7.602% (3 Month LIBOR + 4.00%), due 10/6/28 (b)	6,865,500	5,326,481
Containers, Packaging & Glass 2.5%
Alliance Laundry Systems LLC
Initial Term Loan B
7.409% (3 Month LIBOR + 3.50%), due 10/8/27 (b)	6,663,467	6,425,248
Altium Packaging LLC
First Lien 2021 Term Loan
6.504% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,038,830	2,859,214
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 6.424% - 6.534%
(3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,625,486	1,949,894
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 6.38% - 6.93%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 3/11/28	3,940,125	3,714,797
Tranche Term Loan B5 6.88% - 7.43%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,069,200	1,021,754
Berry Global, Inc.
Term Loan Z
5.05% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	3,300,749	3,248,987
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
7.504% (1 Month LIBOR + 3.75%), due 12/1/27 (b)	$ 3,554,399	$ 3,440,363
Graham Packaging Co., Inc.
2021 Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	7,458,036	7,257,176
Mauser Packaging Solutions Holding Co.
Initial Term Loan
6.378% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	5,694,603	5,395,636
Pactiv Evergreen, Inc. (b)
Tranche B3 U.S. Term Loan 6.615% - 7.254%
(1 Month LIBOR + 3.50%), due 9/24/28	990,000	959,062
Tranche U.S. Term Loan B2
7.004% (1 Month LIBOR + 3.25%), due 2/5/26	3,075,237	2,985,287
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 7.168% - 7.743%
(3 Month LIBOR + 4.00%), due 10/2/28	3,652,400	3,177,588
Second Lien Initial Term Loan 9.918% - 10.493%
(3 Month LIBOR + 6.75%), due 10/1/29	1,750,000	1,452,500
Reynolds Consumer Products LLC
Initial Term Loan
5.504% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	2,134,470	2,091,484
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
7.754% (1 Month LIBOR + 4.00%), due 7/7/28 (b)	4,962,500	4,639,938
Trident TPI Holdings, Inc.
Tranche Term Loan B1
6.924% (3 Month LIBOR + 3.25%), due 10/17/24 (b)	1,980,754	1,944,853
Tranche Initial Term Loan B3
7.674% (3 Month LIBOR + 4.00%), due 9/15/28 (b)	3,269,899	3,094,727
Tranche Delayed Draw Term Loan B3
7.674% (3 Month LIBOR + 4.00%), due 9/15/28 (b)(d)	291,549	275,930
Incremental Term Loan
9.336%, due 9/15/28	400,000	382,333
		56,316,771
	Principal Amount	Value

Diversified/Conglomerate Manufacturing 2.3%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
7.504% (1 Month LIBOR + 3.75%), due 5/12/28 (b)	$ 11,037,594	$ 9,992,466
EWT Holdings III Corp.
Initial Term Loan
6.313% (1 Month LIBOR + 2.50%), due 4/1/28 (b)	4,665,937	4,581,367
Filtration Group Corp. (b)
2021 Incremental Term Loan
6.615% (1 Month LIBOR + 3.50%), due 10/21/28	2,984,925	2,871,924
Initial Dollar Term Loan
6.754% (1 Month LIBOR + 3.00%), due 3/31/25	5,796,931	5,665,462
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
5.579% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	3,343,085	3,268,561
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
6.254% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	2,573,707	2,544,217
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
5.579% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	851,243	832,267
Iron Mountain Information Management LLC
Incremental Term Loan B
5.504% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	3,211,036	3,142,802
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 9/6/25	1,295,965	1,206,219
First Lien Third Amendment Additional Term Loan
8.254% (1 Month LIBOR + 4.50%), due 7/24/26 (d)	248,125	231,997
First Lien Third Amendment Delayed Draw Term Loan
8.254% (1 Month LIBOR + 4.50%), due 7/24/26 (d)	250,000	233,750
First Lien First Amendment Additional Term Loan
8.254% (1 Month LIBOR + 4.50%), due 7/24/26	1,238,994	1,152,265
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
5.74% (1 Month LIBOR + 2.625%), due 2/1/27	2,311,469	2,243,776

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
QUIKRETE Holdings, Inc. (b) (continued)
First Lien Fourth Amendment Term Loan B1
6.754% (1 Month LIBOR + 3.00%), due 6/11/28	$ 5,472,500	$ 5,324,288
Red Ventures LLC
First Lien Term Loan B2
6.254% (1 Month LIBOR + 2.50%), due 11/8/24 (b)	4,177,532	4,096,070
WP CPP Holdings LLC
First Lien Initial Term Loan 7.51% - 8.17%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 4/30/25 (b)	2,968,076	2,522,865
		49,910,296
Diversified/Conglomerate Service 2.3%
Applied Systems, Inc. (b)
First Lien Closing Date Term Loan
6.674% (3 Month LIBOR + 3.00%), due 9/19/24	3,463,798	3,415,305
Second Lien 2021 Term Loan
9.174% (3 Month LIBOR + 5.50%), due 9/19/25	1,982,109	1,946,595
Blackhawk Network Holdings, Inc.
First Lien Term Loan
7.077% (3 Month LIBOR + 3.00%), due 6/15/25 (b)	5,834,296	5,562,640
Brightview Landscapes LLC
2022 Initial Term Loan
6.979% (1 Month LIBOR + 3.25%), due 4/20/29 (b)	1,428,282	1,383,648
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
7.903% (3 Month LIBOR + 4.25%), due 6/22/29	1,915,790	1,833,889
First Lien Delayed Draw Term Loan B
7.904% (3 Month LIBOR + 4.25%), due 6/22/29	884,211	846,411
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
7.754% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	8,338,786	8,116,416
MKS Instruments, Inc.
Initial Dollar Term Loan B
6.317% (1 Month LIBOR + 2.75%), due 8/17/29 (b)	13,390,000	13,071,987
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
TruGreen LP
First Lien Second Refinancing Term Loan
7.754% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	$ 7,890,324	$ 7,278,824
Verint Systems, Inc.
Refinancing Term Loan
5.128% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	705,882	697,059
Verscend Holding Corp.
Term Loan B1
7.754% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	6,082,645	5,985,700
		50,138,474
Ecological 0.5%
GFL Environmental, Inc.
2020 Refinancing Term Loan
7.415% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	10,353,670	10,287,106
Electronics 7.0%
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	2,858,253	2,804,661
Amendment No. 2 Incremental Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	4,573,660	4,492,478
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
7.504% (1 Month LIBOR + 3.75%), due 1/29/27	2,262,335	1,538,387
Dollar Term Loan B2
7.754% (1 Month LIBOR + 4.00%), due 1/29/27	4,937,500	3,357,500
Commscope, Inc.
Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	8,197,296	7,799,728
CoreLogic, Inc.
First Lien Initial Term Loan
7.313% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	7,485,057	5,467,213
DCert Buyer, Inc.
First Lien Initial Term Loan
6.903% (3 Month LIBOR + 4.00%), due 10/16/26 (b)	5,403,247	5,195,222
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Diebold Nixdorf, Inc.
New Dollar Term Loan B
6.063% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	$ 930,016	$ 725,994
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
7.424% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	3,438,750	3,321,258
Epicor Software Corp.
Term Loan C
7.004% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	7,678,033	7,282,614
Flexera Software LLC
First Lien Term Loan B1
7.51% (1 Month LIBOR + 3.75%), due 3/3/28 (b)	5,213,751	5,009,544
Gainwell Acquisition Corp.
First Lien Term Loan B
7.674% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	5,589,685	5,305,545
Generation Bridge LLC (b)
Term Loan B
8.674% (3 Month LIBOR + 5.00%), due 12/1/28	3,402,857	3,362,448
Term Loan C
8.674% (3 Month LIBOR + 5.00%), due 12/1/28 (d)	71,429	70,580
Go Daddy Operating Co. LLC
Tranche Term Loan B2
4.865% (1 Month LIBOR + 1.75%), due 2/15/24 (b)	2,147,727	2,135,199
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
7.453% (3 Month LIBOR + 3.75%), due 3/11/28 (b)	1,988,571	1,911,017
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
7.254% (1 Month LIBOR + 3.50%), due 7/1/24	7,340,083	7,147,405
Second Lien 2021 Refinancing Term Loan
10.004% (1 Month LIBOR + 6.25%), due 7/7/25	1,996,667	1,905,818
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
8.424% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	3,950,000	3,667,741
	Principal Amount	Value

Electronics (continued)
MA FinanceCo. LLC
Tranche Term Loan B4
7.418% (3 Month LIBOR + 4.25%), due 6/5/25 (b)(d)	$ 2,396,960	$ 2,368,995
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
7.504% (1 Month LIBOR + 3.75%), due 9/13/24	4,036,487	3,882,092
First Lien 2020 June New Term Loan
7.504% (1 Month LIBOR + 3.75%), due 9/13/24	5,280,037	5,072,136
Misys Ltd.
First Lien Dollar Term Loan
6.871% (3 Month LIBOR + 3.50%), due 6/13/24 (b)	7,969,525	7,186,519
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
7.76% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	7,201,556	6,992,711
Proofpoint, Inc.
First Lien Initial Term Loan
6.32% (3 Month LIBOR + 3.25%), due 8/31/28 (b)	7,528,000	7,145,721
Rocket Software, Inc. (b)
First Lien Initial Term Loan
8.004% (1 Month LIBOR + 4.25%), due 11/28/25	4,005,987	3,873,289
First Lien 2021 Dollar Term Loan
8.004% (1 Month LIBOR + 4.25%), due 11/28/25	2,221,875	2,147,813
Seattle SpinCo, Inc.
Initial Term Loan
6.504% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	1,494,808	1,475,500
Sharp Midco LLC
First Lien Initial Term Loan
7.674% (3 Month LIBOR + 4.00%), due 12/31/28 (b)	6,169,000	5,922,240
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
5.504% (1 Month LIBOR + 1.75%), due 4/16/25	3,357,000	3,279,668
Term Loan B4
5.504% (1 Month LIBOR + 1.75%), due 4/16/25	2,725,197	2,662,419
Term Loan B6
6.079% (1 Month LIBOR + 2.25%), due 3/22/29	2,552,206	2,500,843

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
SS&C Technologies Holdings, Inc. (b) (continued)
Term Loan B7
6.079% (1 Month LIBOR + 2.25%), due 3/22/29	$ 3,845,588	$ 3,768,196
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
6.668% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,987,793	2,920,568
ThoughtWorks, Inc.
Incremental Term Loan
6.504% (1 Month LIBOR + 2.75%), due 3/24/28 (b)	1,357,007	1,330,715
Trader Corp.
First Lien 2017 Refinancing Term Loan
6.632% (1 Month LIBOR + 3.00%), due 9/28/23 (b)	7,034,981	6,788,756
Vertiv Group Corp.
Term Loan B
5.878% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	7,857,742	7,559,148
VS Buyer LLC
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	1,462,500	1,418,625
WEX, Inc.
Term Loan B
6.004% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	3,940,000	3,854,163
		154,650,469
Energy (Electricity) 0.2%
Covanta Holding Corp. (b)
Initial Term Loan B
6.254% (1 Month LIBOR + 2.50%), due 11/30/28	4,072,913	4,014,874
Initial Term Loan C
6.254% (1 Month LIBOR + 2.50%), due 11/30/28	306,620	302,251
		4,317,125
Entertainment 1.1%
Alterra Mountain Co.
Term Loan B2
7.254% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	4,791,225	4,671,444
	Principal Amount	Value

Entertainment (continued)
Fertitta Entertainment LLC
Initial Term Loan B
7.729% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	$ 10,191,269	$ 9,543,400
Formula One Management Ltd.
USD Facility Term Loan B3
6.254% (1 Month LIBOR + 2.50%), due 2/1/24 (b)	3,650,036	3,639,389
J&J Ventures Gaming LLC
Initial Term Loan
7.674% (3 Month LIBOR + 4.00%), due 4/26/28 (b)	7,425,000	6,998,062
		24,852,295
Finance 6.8%
AAdvantage Loyality IP Ltd.
Initial Term Loan
8.993% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	11,200,000	11,070,002
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
7.674% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(d)	1,589,243	1,356,153
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
7.703% (3 Month LIBOR + 4.00%), due 2/16/28 (b)	7,147,135	6,975,604
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
7.129% (1 Month LIBOR + 3.375%), due 12/23/27	2,462,500	2,184,238
Amendment No. 5 Incremental Term Loan
7.504% (1 Month LIBOR + 3.75%), due 12/23/27	3,712,500	3,313,406
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
7.424% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	3,152,299	2,860,711
AlixPartners LLP
Initial Dollar Term Loan
6.504% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	4,900,063	4,773,887
Blackstone Mortgage Trust, Inc.
Term Loan B4
7.229% (1 Month LIBOR + 3.50%), due 5/9/29 (b)	4,788,000	4,656,330
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Blue Tree Holdings, Inc.
Term Loan
6.18% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	$ 1,477,500	$ 1,429,481
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
7.504% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	3,897,962	3,739,794
Brand Industrial Services, Inc.
Initial Term Loan 7.033% - 8.034%
(3 Month LIBOR + 4.25%), due 6/21/24 (b)	6,453,899	5,573,658
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C 8.266% - 8.575%
(0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23 (b)(d)(e)	235,468	169,831
Colouroz Investment 2 LLC
First Lien Initial Term Loan B2 8.266% - 8.575%
(0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23 (b)(d)(e)	1,424,386	1,027,338
Covia Holdings LLC
Initial Term Loan
7.748% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	837,917	796,440
CPC Acquisition Corp.
First Lien Initial Term Loan
7.424% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	5,405,032	4,269,975
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
7.479% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	8,873,036	8,379,474
Endurance International Group Holdings, Inc.
Initial Term Loan
6.698% (1 Month LIBOR + 3.50%), due 2/10/28 (b)	7,675,081	6,509,428
LBM Acquisition LLC
First Lien Initial Term Loan
7.121% (3 Month LIBOR + 3.75%), due 12/17/27 (b)	6,521,623	5,561,718
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
7.174% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	6,107,579	5,863,276
	Principal Amount	Value

Finance (continued)
Minimax Viking GmbH
Facility Term Loan B1C
6.254% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	$ 4,085,635	$ 3,956,685
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
5.754% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	329,584	329,790
Onex TSG Intermediate Corp.
Initial Term Loan
9.165% (3 Month LIBOR + 4.75%), due 2/28/28 (b)	3,950,000	3,495,750
Park River Holdings, Inc.
First Lien Initial Term Loan
6.993% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	7,576,401	6,402,059
Peraton Corp.
First Lien Term Loan B
7.504% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	5,035,331	4,839,311
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
6.076% (3 Month LIBOR + 4.00%), due 6/22/26 (b)	7,307,500	6,296,632
PODS LLC
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 3/31/28 (b)	4,390,426	4,230,175
Potters Industries LLC
Initial Term Loan
7.674% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	1,182,000	1,134,720
RealPage, Inc.
First Lien Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 4/24/28 (b)	6,342,092	5,947,297
RealTruck Group, Inc.
Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 1/31/28 (b)	5,944,587	5,090,052
Triton Water Holdings, Inc.
First Lien Initial Term Loan
7.174% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	7,845,585	6,960,509
WCG Purchaser Corp.
First Lien Initial Term Loan 7.115% - 7.674%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 1/8/27 (b)	7,486,693	7,093,642

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
WildBrain Ltd.
Initial Term Loan
8.093% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	$ 7,525,400	$ 6,948,450
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
6.424% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	7,860,500	7,732,767
		150,968,583
Healthcare 2.2%
AHP Health Partners, Inc.
Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	1,980,000	1,881,000
Chariot Buyer LLC
First Lien Initial Term Loan
6.615% (1 Month LIBOR + 3.50%), due 11/3/28 (b)	7,121,025	6,450,460
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 9/29/28 (b)	6,145,444	5,958,198
ICU Medical, Inc.
Tranche Term Loan B 5.953% - 6.019%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 1/8/29 (b)	7,363,000	7,190,426
LSCS Holdings, Inc.
First Lien Initial Term Loan
8.174% (3 Month LIBOR + 4.50%), due 12/16/28 (b)	4,764,000	4,533,742
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
6.377% (3 Month LIBOR + 3.50%), due 11/1/28 (b)	1,764,515	1,697,463
Medline Borrower LP
Initial Dollar Term Loan
7.004% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	8,350,519	7,661,601
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
7.378% (1 Month LIBOR + 4.25%), due 10/1/28 (b)	6,435,000	6,078,778
	Principal Amount	Value

Healthcare (continued)
WP CityMD Bidco LLC
Second Amendment Refinancing Term Loan
6.924% (3 Month LIBOR + 3.25%), due 12/22/28 (b)	$ 7,291,679	$ 7,061,991
		48,513,659
Healthcare & Pharmaceuticals 1.8%
Bausch & Lomb Corp.
Initial Term Loan
6.618% (1 Month LIBOR + 3.25%), due 5/10/27 (b)	7,980,000	7,466,287
Bausch Health Cos., Inc.
Second Amendment Term Loan
8.624% (1 Month LIBOR + 5.25%), due 2/1/27 (b)	8,887,500	6,627,533
Embecta Corp.
First Lien Initial Term Loan
6.553% (3 Month LIBOR + 3.00%), due 3/30/29 (b)	6,391,793	6,221,344
Envision Healthcare Corp. (b)
Third Out Term Loan
6.325% (3 Month LIBOR + 3.75%), due 3/31/27	1,460,742	372,489
Second Out Term Loan
6.825% (3 Month LIBOR + 4.25%), due 3/31/27	3,106,017	1,296,762
First Out Term Loan
11.553% (1 Month LIBOR + 7.875%), due 3/31/27	524,944	478,355
Owens & Minor, Inc.
Term Loan B1 7.579% - 7.831%
(1 Month LIBOR + 3.75%, 6 Month LIBOR + 3.75%), due 3/29/29 (b)	3,980,000	3,890,450
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Term Loan
7.004% (1 Month LIBOR + 3.25%), due 12/29/28	5,526,060	5,318,832
Amendment No. 1 Incremental Delayed Draw Term Loan
7.004% (1 Month LIBOR + 3.25%), due 12/29/28 (d)(f)	418,643	402,944
Physician Partners LLC
Initial Term Loan
7.829% (1 Month LIBOR + 4.00%), due 12/23/28 (b)	5,596,875	5,268,059
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare & Pharmaceuticals (continued)
Team Health Holdings, Inc.
Extended Term Loan
8.979% (1 Month LIBOR + 5.25%), due 3/2/27 (b)	$ 2,434,138	$ 2,012,222
		39,355,277
Healthcare, Education & Childcare 5.1%
Agiliti Health, Inc.
Initial Term Loan
5.938% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	5,011,036	4,910,815
Akorn Operating Co. LLC
Term Loan
11.243% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	53,924	50,890
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
8.953% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	896,261	775,266
Amneal Pharmaceuticals LLC
Initial Term Loan 7.188% - 7.313%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 5/4/25 (b)	8,966,650	7,610,445
athenahealth Group, Inc.
Initial Term Loan
6.967% (1 Month LIBOR + 3.50%), due 2/15/29 (b)	8,099,226	7,350,048
Auris Luxembourg III SARL
Facility Term Loan B2 7.824% - 8.678%
(2 Month LIBOR + 3.75%, 6 Month LIBOR + 3.75%), due 2/27/26 (b)	1,362,829	1,158,404
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 9/1/24	1,382,762	1,292,882
First Lien Tranche Term Loan B
8.254% (1 Month LIBOR + 4.50%), due 9/1/24	1,834,678	1,758,998
Carestream Health, Inc.
Term Loan
11.153% (3 Month LIBOR + 7.50%), due 9/30/27 (b)	2,536,788	2,130,902
Ecovyst Catalyst Technologies LLC
Initial Term Loan
6.915% (3 Month LIBOR + 2.50%), due 6/9/28 (b)	5,506,150	5,302,422
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Elanco Animal Health, Inc.
Term Loan
4.878% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	$ 2,673,745	$ 2,573,814
eResearchTechnology, Inc.
First Lien Initial Term Loan
8.254% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	7,886,009	7,333,988
FC Compassus LLC
Term Loan B1
7.127% (3 Month LIBOR + 4.25%), due 12/31/26 (b)(d)	6,343,880	5,730,636
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
5.754% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	3,730,270	3,572,771
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
5.375% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,626,667	2,570,304
Insulet Corp.
Term Loan B
7.004% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	7,519,924	7,341,326
Journey Personal Care Corp.
Initial Term Loan
7.924% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	4,937,500	3,115,563
LifePoint Health, Inc.
First Lien Term Loan B
8.165% (3 Month LIBOR + 3.75%), due 11/16/25 (b)	4,642,116	4,086,719
Mallinckrodt International Finance SA
2017 Replacement Term Loan
8.733% (3 Month LIBOR + 5.25%), due 9/30/27 (b)	1,972,489	1,587,854
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 6.87% - 7.43%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	8,023,351	5,736,696
First Lien Initial Term Loan C
7.43% (3 Month LIBOR + 3.75%), due 3/2/28	245,454	175,500
Organon & Co.
Dollar Term Loan
6.188% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	8,144,792	7,926,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
6.924% (3 Month LIBOR + 3.25%), due 3/3/28 (b)	$ 8,394,830	$ 8,052,044
Raptor Acquisition Corp.
First Lien Term Loan B
7.602% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	4,239,375	4,107,954
Select Medical Corp.
Tranche Term Loan B
6.26% (1 Month LIBOR + 2.50%), due 3/6/25 (b)	7,354,845	7,141,099
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
5.865% (1 Month LIBOR + 2.75%), due 6/27/25 (b)(d)	1,915,000	1,496,573
Sunshine Luxembourg VII SARL
Facility Term Loan B3
7.424% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	7,686,572	7,297,439
		112,187,977
High Tech Industries 1.8%
Altar BidCo, Inc.
First Lien Initial Term Loan 4.952% - 5.50%
(1 Year LIBOR + 3.10%, 6 Month LIBOR + 3.10%), due 2/1/29 (b)	5,610,937	5,239,213
AP Gaming I LLC
Term Loan B
8.061% (1 Month LIBOR + 4.00%), due 2/15/29 (b)	5,804,167	5,586,510
Central Parent, Inc.
First Lien Initial Term Loan
8.112% (3 Month LIBOR + 4.50%), due 7/6/29 (b)	4,000,000	3,911,112
NAB Holdings LLC
Initial Term Loan
6.703% (3 Month LIBOR + 3.00%), due 11/23/28 (b)	6,446,275	6,161,563
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
7.097% (3 Month LIBOR + 3.50%), due 4/4/29 (b)	7,346,154	6,909,469
	Principal Amount	Value

High Tech Industries (continued)
Trans Union LLC
2021 Incremental Term Loan B6
6.004% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	$ 11,566,237	$ 11,373,463
		39,181,330
Home and Office Furnishings, Housewares & Durable Consumer Products 0.0% ‡
Serta Simmons Bedding LLC
First Lien Initial Term Loan 7.743% - 7.827%
(3 Month LIBOR + 3.50%), due 11/8/23 (b)	4,286,100	425,931
Hotel, Gaming & Leisure 0.3%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
6.781% (3 Month LIBOR + 3.25%), due 7/22/28 (b)	7,288,011	7,187,801
Hotels, Motels, Inns & Gaming 3.6%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
7.504% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	8,111,304	7,302,704
Caesars Resort Collection LLC (b)
Term Loan B
6.504% (1 Month LIBOR + 2.75%), due 12/23/24	5,242,782	5,179,035
Term Loan B1
7.254% (1 Month LIBOR + 3.50%), due 7/21/25	3,938,543	3,894,234
Churchill Downs, Inc.
Facility Term Loan B
5.76% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	2,381,250	2,359,671
Entain Holdings (Gibraltar) Ltd.
Term Loan B2
7.506%, due 10/18/29	1,000,000	984,167
Entain plc
USD Facility Term Loan B
6.174% (3 Month LIBOR + 2.50%), due 3/29/27 (b)	6,771,429	6,604,256
Everi Holdings, Inc.
Term Loan B
6.254% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	4,090,376	3,988,967
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
5.754% (1 Month LIBOR + 2.00%), due 11/30/23 (b)	$ 1,437,775	$ 1,434,438
Golden Entertainment, Inc.
First Lien Facility Term Loan B
6.60% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,243,523	1,231,088
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
5.336% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	1,720,157	1,688,525
Oceankey U.S. II Corp.
Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 12/15/28 (b)	6,102,667	5,721,250
PCI Gaming Authority
Facility Term Loan B
6.254% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	3,370,300	3,326,766
Penn National Gaming, Inc.
Facility Term Loan B
6.579% (1 Month LIBOR + 2.75%), due 5/3/29 (b)	1,995,000	1,967,569
Scientific Games International, Inc.
Initial Term Loan B
6.402% (1 Month LIBOR + 3.00%), due 4/14/29 (b)	8,977,500	8,856,304
Station Casinos LLC
Facility Term Loan B1
6.01% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	4,894,878	4,791,626
Travel + Leisure Co.
Term Loan B
6.004% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	3,840,000	3,720,000
UFC Holdings LLC
First Lien Term Loan B3
7.11% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	9,659,928	9,435,335
Whatabrands LLC
Initial Term Loan B
7.004% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	5,945,050	5,638,880
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc.
Term Loan B
5.504% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	$ 2,502,500	$ 2,484,252
		80,609,067
Insurance 3.4%
Acrisure LLC (b)
First Lien 2020 Term Loan
7.254% (1 Month LIBOR + 3.50%), due 2/15/27	3,847,723	3,566,840
First Lien 2021-2 Additional Term Loan
8.004% (1 Month LIBOR + 4.25%), due 2/15/27	4,912,875	4,667,231
Alliant Holdings Intermediate LLC
New Term Loan B4
6.98% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	3,960,000	3,819,277
AmWINS Group, Inc.
Term Loan
6.004% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	8,887,094	8,679,731
AssuredPartners Capital, Inc.
2022 Term Loan
7.229% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	2,985,000	2,841,347
AssuredPartners, Inc.
2020 February Refinancing Term Loan
7.254% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	4,934,555	4,700,164
Asurion LLC (b)
New Term Loan B7
6.754% (1 Month LIBOR + 3.00%), due 11/3/24	789,786	745,854
New Term Loan B8
7.004% (1 Month LIBOR + 3.25%), due 12/23/26	1,965,000	1,748,237
Second Lien New Term Loan B3
9.004% (1 Month LIBOR + 5.25%), due 1/31/28	6,200,000	4,343,875
Second Lien New Term Loan B4
9.004% (1 Month LIBOR + 5.25%), due 1/20/29	6,500,000	4,521,563
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 1/27/27	5,256,778	5,013,653

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Broadstreet Partners, Inc. (b) (continued)
Tranche Term Loan B2
7.004% (1 Month LIBOR + 3.25%), due 1/27/27	$ 1,155,000	$ 1,103,025
Hub International Ltd. (b)
Initial Term Loan 6.983% - 7.327%
(2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 4/25/25	1,568,823	1,536,376
Incremental Term Loan B3 7.232% - 7.528%
(3 Month LIBOR + 3.25%), due 4/25/25	5,874,637	5,760,816
2022 Incremental Term Loan
8.22% (3 Month LIBOR + 4.00%), due 11/10/29	360,000	345,600
NFP Corp.
Closing Date Term Loan
7.004% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	3,346,743	3,170,202
Ryan Specialty Group LLC
Initial Term Loan
6.829% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	3,957,215	3,894,145
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 12/31/25	4,789,763	4,619,127
2019 Term Loan
7.504% (1 Month LIBOR + 3.75%), due 9/3/26	2,946,700	2,870,269
USI, Inc. (b)
2017 New Term Loan
6.424% (3 Month LIBOR + 2.75%), due 5/16/24	5,252,280	5,178,968
2021 New Term Loan
6.924% (3 Month LIBOR + 3.25%), due 12/2/26	972,528	950,444
		74,076,744
Leisure, Amusement, Motion Pictures & Entertainment 0.8%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
5.754% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	4,219,964	4,047,650
Creative Artists Agency LLC (b)
Closing Date Term Loan
7.504% (1 Month LIBOR + 3.75%), due 11/27/26	2,431,250	2,401,873
	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
Creative Artists Agency LLC (b) (continued)
Incremental Term Loan B2
7.979% (1 Month LIBOR + 4.25%), due 11/27/26	$ 1,197,000	$ 1,180,541
Fitness International LLC (b)
Term Loan A 7.079% - 7.494%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/8/25	1,487,813	1,339,031
Term Loan B
7.494% (3 Month LIBOR + 3.25%), due 4/18/25	291,959	262,763
Lions Gate Capital Holdings LLC
Term Loan B
6.004% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,342,450	1,315,602
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
5.504% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	4,410,432	4,245,041
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
6.51% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	4,068,375	3,936,153
		18,728,654
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.8%
Advanced Drainage Systems, Inc.
Initial Term Loan
5.37% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	459,643	458,724
Columbus McKinnon Corp.
Initial Term Loan
6.438% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	6,091,348	5,999,978
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
6.628% (1 Month LIBOR + 3.50%), due 11/17/25	4,410,613	4,256,241
Second Lien Initial Term Loan
11.378% (1 Month LIBOR + 8.25%), due 11/16/26 (d)(f)	797,980	758,081
Husky Injection Molding Systems Ltd.
Initial Term Loan
5.877% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	6,449,347	5,867,564
		17,340,588
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Manufacturing 2.1%
ASP Blade Holdings, Inc.
Initial Term Loan
7.674% (3 Month LIBOR + 4.00%), due 10/13/28 (b)	$ 5,964,672	$ 4,818,603
Clark Equipment Co.
Tranche Term Loan B
6.153% (3 Month LIBOR + 2.50%), due 4/20/29 (b)	497,500	487,799
Coherent Corp.
Initial Term Loan B
5.878% (1 Month LIBOR + 2.75%), due 7/2/29 (b)	9,416,667	9,115,333
CP Atlas Buyer, Inc.
Term Loan B
7.254% (1 Month LIBOR + 3.50%), due 11/23/27 (b)	5,399,332	4,545,255
CPG International LLC
Closing Date Term Loan
6.269% (1 Month LIBOR + 2.50%), due 4/28/29 (b)	3,750,000	3,611,719
FCG Acquisitions, Inc.
First Lien Initial Term Loan
7.424% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	5,929,340	5,599,520
Idemia Group SAS
USD Facility Term Loan B3
8.174% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	2,149,595	2,020,619
Madison IAQ LLC
Term Loan
6.815% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	5,293,000	4,790,165
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
7.754% (1 Month LIBOR + 4.00%), due 8/31/28 (b)	6,359,993	6,191,058
Standard Industries, Inc.
Initial Term Loan
6.675% (3 Month LIBOR + 2.50%), due 9/22/28 (b)	2,467,725	2,413,082
Weber-Stephen Products LLC
Initial Term Loan B
7.004% (1 Month LIBOR + 3.25%), due 10/30/27 (b)	580,622	474,054
	Principal Amount	Value

Manufacturing (continued)
Zurn LLC
First Lien Term Loan B
5.754% (1 Month LIBOR + 2.00%), due 10/4/28 (b)	$ 2,133,875	$ 2,110,759
		46,177,966
Media 2.1%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
6.254% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	11,193,750	10,869,926
Diamond Sports Group LLC
Second Lien Term Loan
6.458% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,905,631	558,122
DIRECTV Financing LLC
Closing Date Term Loan
8.754% (1 Month LIBOR + 5.00%), due 8/2/27 (b)	9,828,000	9,318,851
KKR Apple Bidco LLC (b)
First Lien Initial Term Loan
6.504% (1 Month LIBOR + 2.75%), due 9/22/28	7,473,525	7,235,306
First Lien Amendment No. 1 Term Loan
7.627% (1 Month LIBOR + 4.00%), due 9/22/28	1,750,000	1,717,734
Mission Broadcasting, Inc.
Term Loan B4
5.628% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	1,382,500	1,366,659
Radiate Holdco LLC
Amendment No. 6 Term Loan
7.004% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	7,597,394	6,946,867
Sinclair Television Group, Inc. (b)
Term Loan B3
6.76% (1 Month LIBOR + 3.00%), due 4/1/28	2,962,500	2,747,257
Term Loan B4
7.579% (1 Month LIBOR + 3.75%), due 4/21/29	5,985,000	5,591,486
		46,352,208
Mining, Steel, Iron & Non-Precious Metals 1.0%
American Rock Salt Co. LLC
First Lien Initial Term Loan
7.75% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	5,454,889	4,986,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
Gates Global LLC
Initial Dollar Term Loan B3
6.254% (1 Month LIBOR + 2.50%), due 3/31/27 (b)	$ 10,837,851	$ 10,530,783
Graftech International Ltd.
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	1,122,713	1,066,577
MRC Global U.S., Inc.
2018 Refinancing Term Loan
6.754% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	2,307,583	2,255,662
U.S. Silica Co.
Term Loan
7.813% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	3,396,441	3,292,123
		22,131,824
Oil & Gas 2.3%
AL GCX Holdings LLC
Initial Term Loan
7.565% (3 Month LIBOR + 3.75%), due 5/17/29 (b)	1,496,250	1,482,534
Buckeye Partners LP
2021 Tranche Term Loan B1
5.365% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	2,315,937	2,286,119
ChampionX Corp.
Term Loan B1
6.618% (1 Month LIBOR + 3.25%), due 6/7/29 (b)	6,000,000	5,982,000
DT Midstream, Inc.
Initial Term Loan
5.813% (1 Month LIBOR + 2.00%), due 6/26/28 (b)	1,277,850	1,277,672
Fleet Midco I Ltd.
Facility Term Loan B
7.928% (6 Month LIBOR + 3.00%), due 10/7/26 (b)	3,197,155	3,149,197
GIP III Stetson I LP
Initial Term Loan
8.004% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(d)	1,995,801	1,918,963
Keane Group Holdings LLC
Initial Term Loan
7.563% (1 Month LIBOR + 3.75%), due 5/25/25 (b)	5,399,630	5,149,897
	Principal Amount	Value

Oil & Gas (continued)
Medallion Midland Acquisition LLC
Initial Term Loan
7.424% (3 Month LIBOR + 3.75%), due 10/18/28 (b)	$ 4,797,029	$ 4,734,068
Murphy Oil USA, Inc.
Tranche Term Loan B
4.88% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	788,000	787,344
NorthRiver Midstream Finance LP
Initial Term Loan B
6.993% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	5,672,456	5,580,279
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
6.211% (3 Month LIBOR + 3.25%), due 10/5/28 (b)	3,969,917	3,905,958
PES Holdings LLC
Tranche Term Loan C
10.75% (3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/22 (b)(d)(e)(g)(h)	1,940,313	48,508
Prairie ECI Acquiror LP
Initial Term Loan
8.504% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	5,201,721	4,894,262
TransMontaigne Operating Co. LP
Tranche Term Loan B 6.989% - 7.072%
(1 Month LIBOR + 3.50%), due 11/17/28 (b)	4,962,500	4,782,609
Traverse Midstream Partners LLC
Advance Term Loan
7.977% (1 Month LIBOR + 4.25%), due 9/27/24 (b)	3,021,280	2,982,572
Veritas U.S., Inc.
2021 Dollar Term Loan B
8.674% (3 Month LIBOR + 5.00%), due 9/1/25 (b)	2,762,685	2,188,276
		51,150,258
Packaging 0.2%
LABL, Inc.
Initial Dollar Term Loan
8.115% (1 Month LIBOR + 5.00%), due 10/29/28 (b)	2,679,750	2,468,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Packaging (continued)
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
6.313% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	$ 1,926,176	$ 1,881,633
		4,350,353
Personal & Nondurable Consumer Products 1.7%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
7.329% (1 Month LIBOR + 3.50%), due 12/21/28 (b)	9,092,200	8,711,464
Foundation Building Materials, Inc.
First Lien Initial Term Loan 7.004% - 7.665%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/31/28 (b)	6,181,800	5,620,801
Hunter Douglas Holding BV
Tranche Term Loan B1
6.34% (3 Month LIBOR + 3.50%), due 2/26/29 (b)	4,987,500	4,126,119
Leslie's Poolmart, Inc.
Initial Term Loan
6.254% (1 Month LIBOR + 2.50%), due 3/9/28 (b)	7,884,912	7,654,278
Michaels Cos., Inc. (The)
Term Loan B
7.924% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	4,730,075	3,645,536
Perrigo Co. plc
Initial Term Loan B
6.329% (1 Month LIBOR + 2.50%), due 4/20/29 (b)	4,987,500	4,912,688
Prestige Brands, Inc.
Term Loan B5
5.754% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	1,540,000	1,534,465
Spectrum Brands, Inc.
2021 Term Loan 5.76% - 6.42%
(1 Month LIBOR + 2.00%, 3 Month LIBOR + 2.00%), due 3/3/28 (b)	295,500	282,941
		36,488,292
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
5.754% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	2,667,500	2,609,564
	Principal Amount	Value

Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hercules Achievement, Inc.
First Lien Initial Term Loan 6.615% - 7.254%
(1 Month LIBOR + 3.50%), due 12/16/24 (b)	$ 4,286,438	$ 3,969,718
SRAM LLC
Initial Term Loan 5.82% - 6.504%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 5/18/28 (b)	5,377,273	5,206,991
		11,786,273
Personal Transportation 0.3%
First Student Bidco, Inc. (b)
Initial Term Loan B
6.642% (3 Month LIBOR + 3.00%), due 7/21/28	2,635,825	2,472,404
Initial Term Loan C
6.642% (3 Month LIBOR + 3.00%), due 7/21/28	980,308	919,529
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
6.57% (3 Month LIBOR + 3.50%), due 4/4/25	1,636,231	1,620,209
2021 Refinancing Term Loan
6.57% (3 Month LIBOR + 3.50%), due 2/25/27	1,968,586	1,942,502
		6,954,644
Personal, Food & Miscellaneous Services 1.4%
1011778 B.C. Unlimited Liability Co.
Term Loan B4 5.504% - 6.165%
(1 Month LIBOR + 1.75%, 3 Month LIBOR + 1.75%), due 11/19/26 (b)	5,043,052	4,899,113
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B4
5.504% (1 Month LIBOR + 1.75%), due 1/15/27	1,631,875	1,574,759
U.S. Term Loan B5
6.254% (1 Month LIBOR + 2.50%), due 4/6/28	7,611,889	7,488,196
Hayward Industries, Inc.
First Lien Refinancing Term Loan
6.254% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	5,628,750	5,276,953

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal, Food & Miscellaneous Services (continued)
Hillman Group, Inc. (The) (b)
Initial Term Loan
6.326% (1 Month LIBOR + 2.75%), due 7/14/28	$ 1,627,721	$ 1,552,101
Initial Delayed Draw Term Loan
6.326% (1 Month LIBOR + 2.75%), due 7/14/28	31,190	29,741
IRB Holding Corp. (b)
2022 Replacement Term Loan B
6.208% (1 Month LIBOR + 3.00%), due 12/15/27	9,011,175	8,725,818
2020 Replacement Term Loan B
6.504% (1 Month LIBOR + 2.75%), due 2/5/25	234,752	230,979
KFC Holding Co.
2021 Term Loan B
5.193% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,183,829	2,151,618
		31,929,278
Pharmaceuticals 0.2%
Padagis LLC
Term Loan B
8.491% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	5,011,765	4,234,941
Printing & Publishing 0.6%
Getty Images, Inc.
Initial Dollar Term Loan
7.625% (3 Month LIBOR + 4.50%), due 2/19/26 (b)	2,761,306	2,738,526
Severin Acquisition LLC
First Lien Initial Term Loan
7.094% (3 Month LIBOR + 3.00%), due 8/1/25 (b)	4,363,376	4,281,563
Springer Nature Deutschland GmbH
Initial Term Loan B18
6.674% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	6,992,564	6,871,942
		13,892,031
Retail 0.7%
Great Outdoors Group LLC
Term Loan B2
7.504% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	16,643,064	15,637,540
	Principal Amount	Value

Retail Store 1.5%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
5.346% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	$ 2,495,395	$ 2,493,524
EG Group Ltd. (b)
USD Facility Term Loan B
7.674% (3 Month LIBOR + 4.00%), due 2/7/25	1,215,985	1,099,325
USD Additional Facility Term Loan
7.674% (3 Month LIBOR + 4.00%), due 2/7/25	1,422,937	1,284,794
USD Additional Facility Term Loan
7.924% (3 Month LIBOR + 4.25%), due 3/31/26	2,965,232	2,692,801
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
6.504% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	6,910,594	6,469,083
PetSmart LLC
Initial Term Loan
7.50% (1 Month LIBOR + 3.75%), due 2/11/28 (b)	8,986,250	8,630,547
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
8.504% (1 Month LIBOR + 4.75%), due 6/1/28 (b)	4,305,500	3,578,947
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
7.479% (1 Month LIBOR + 3.75%), due 10/19/27 (b)	6,874,191	6,500,407
		32,749,428
Services: Business 4.9%
Avis Budget Car Rental LLC
Tranche Term Loan C
7.329% (1 Month LIBOR + 3.50%), due 3/16/29 (b)	4,975,000	4,906,594
Brown Group Holdings LLC (b)
Initial Term Loan
6.254% (1 Month LIBOR + 2.50%), due 6/7/28	6,912,483	6,703,671
Facility Incremental Term Loan B2
7.479% (1 Month LIBOR + 3.75%), due 7/2/29	333,333	329,083
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
7.98% (3 Month LIBOR + 5.25%), due 2/11/28 (b)	1,200,000	1,134,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
ConnectWise LLC
Initial Term Loan
7.174% (3 Month LIBOR + 3.50%), due 9/29/28 (b)	$ 3,573,000	$ 3,367,552
Corporation Service Co.
Term Loan B
7.436%, due 11/2/29	1,500,000	1,466,250
Dun & Bradstreet Corp. (The) (b)
Initial Borrowing Term Loan
6.846% (1 Month LIBOR + 3.25%), due 2/6/26	4,911,239	4,825,292
2022 Incremental Term Loan B2
6.896% (1 Month LIBOR + 3.25%), due 1/18/29	696,500	677,637
Electron Bidco, Inc.
First Lien Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 11/1/28 (b)	9,610,852	9,282,478
GIP II Blue Holding LP
Initial Term Loan
8.174% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	4,542,239	4,493,978
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
7.924% (3 Month LIBOR + 4.25%), due 8/19/28 (b)	9,077,000	8,668,535
Icon plc (b)
Lux Term Loan
5.938% (3 Month LIBOR + 2.25%), due 7/3/28	6,069,258	6,003,510
U.S. Term Loan
5.938% (3 Month LIBOR + 2.25%), due 7/3/28	1,512,159	1,495,778
Indy U.S. Bidco LLC
2021 Refinancing Dollar Term Loan
7.504% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	6,392,825	5,631,011
Intrado Corp.
Initial Term Loan B
8.415% (3 Month LIBOR + 4.00%), due 10/10/24 (b)	3,352,732	2,935,437
Mercury Borrower, Inc.
First Lien Initial Term Loan
7.188% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	7,125,133	6,661,999
	Principal Amount	Value

Services: Business (continued)
Mitchell International, Inc. (b)
First Lien Initial Term Loan
6.734% (3 Month LIBOR + 3.75%), due 10/15/28	$ 3,316,667	$ 2,954,321
Second Lien Initial Term Loan
9.57% (3 Month LIBOR + 6.50%), due 10/15/29	1,800,000	1,446,376
MPH Acquisition Holdings LLC
Initial Term Loan
7.32% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	4,950,000	4,593,600
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
8.174% (3 Month LIBOR + 4.50%), due 12/11/28 (b)	3,644,142	3,543,928
PECF USS Intermediate Holding III Corp.
Initial Term Loan
8.004% (1 Month LIBOR + 4.25%), due 12/15/28 (b)	6,939,937	5,328,879
Phoenix Newco, Inc.
First Lien Initial Term Loan
6.365% (1 Month LIBOR + 3.25%), due 11/15/28 (b)	7,457,512	7,175,783
Polaris Newco LLC
First Lien Dollar Term Loan
7.674% (3 Month LIBOR + 4.00%), due 6/2/28 (b)	7,965,083	7,263,709
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
6.615% (1 Month LIBOR + 3.50%), due 5/30/26 (b)	4,690,625	4,497,137
Vizient, Inc.
Term Loan B7
5.817% (1 Month LIBOR + 2.25%), due 5/16/29 (b)	2,244,375	2,233,620
		107,620,158
Software 3.9%
AppLovin Corp.
Amendment No. 6 New Term Loan
6.674% (3 Month LIBOR + 3.00%), due 10/25/28 (b)	4,780,988	4,595,724
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
7.504% (1 Month LIBOR + 3.75%), due 10/16/28 (b)	3,606,875	3,002,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
Informatica LLC
Initial Term Loan
6.563% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	$ 11,780,800	$ 11,445,047
Magenta Buyer LLC
First Lien Initial Term Loan
9.17% (3 Month LIBOR + 4.75%), due 7/27/28 (b)	6,237,000	5,426,190
McAfee Corp.
Tranche Term Loan B1
6.87% (1 Month LIBOR + 3.75%), due 3/1/29 (b)	9,975,000	9,060,622
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
8.944% (3 Month LIBOR + 4.75%), due 5/2/29 (b)	5,500,000	5,222,250
NortonLifeLock, Inc.
Tranche Initial Term Loan B
5.829% (1 Month LIBOR + 2.00%), due 9/12/29 (b)	16,800,000	16,374,002
Quest Software U.S. Holdings, Inc.
First Lien Initial Term Loan
8.494% (3 Month LIBOR + 4.25%), due 2/1/29 (b)	6,546,094	4,825,924
Sophia LP
First Lien Term Loan B
7.174% (3 Month LIBOR + 3.50%), due 10/7/27 (b)	2,852,325	2,743,937
Sovos Compliance LLC
First Lien Initial Term Loan
8.254% (1 Month LIBOR + 4.50%), due 8/11/28 (b)	4,469,563	4,321,509
TIBCO Software, Inc.
First Lien Dollar Term Loan B
8.153% (3 Month LIBOR + 4.50%), due 3/30/29 (b)	2,400,000	2,184,857
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
6.998% (3 Month LIBOR + 3.25%), due 5/4/26	5,121,691	4,935,231
First Lien Initial Term Loan
7.504% (1 Month LIBOR + 3.75%), due 5/4/26	4,924,615	4,778,246
Second Lien 2021 Incremental Term Loan
8.998% (3 Month LIBOR + 5.25%), due 5/3/27	3,300,000	3,013,999
	Principal Amount	Value

Software (continued)
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
8.358% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	$ 4,778,772	$ 4,050,009
		85,980,271
Telecommunications 3.7%
Avaya, Inc.
Tranche Term Loan B2
7.412% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	3,947,115	1,845,276
Azalea TopCo, Inc. (b)
First Lien Initial Term Loan
6.615% (1 Month LIBOR + 3.50%), due 7/24/26	2,425,000	2,261,312
First Lien 2021 Term Loan
6.865% (1 Month LIBOR + 3.75%), due 7/24/26	1,975,000	1,837,984
First Lien 2022 Incremental Term Loan
7.579% (1 Month LIBOR + 3.75%), due 7/24/26	2,985,000	2,779,781
Cablevision Lightpath LLC
Initial Term Loan
6.662% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	5,058,369	4,931,910
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
7.26% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	9,605,338	9,269,151
CSC Holdings LLC
September 2019 Initial Term Loan
5.912% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	9,495,408	8,996,900
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
7.36% (3 Month LIBOR + 3.00%), due 5/1/24 (b)(d)	1,421,250	1,200,956
Frontier Communications Holdings LLC
Term Loan B
7.438% (3 Month LIBOR + 3.75%), due 5/1/28 (b)	5,772,149	5,442,312
Gogo Intermediate Holdings LLC
Initial Term Loan
8.165% (3 Month LIBOR + 3.75%), due 4/30/28 (b)	9,396,125	9,212,120
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Intelsat Jackson Holdings SA
Term Loan B
7.445% (6 Month LIBOR + 4.25%), due 2/1/29 (b)	$ 6,184,141	$ 5,934,197
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
5.504% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,937,389	1,838,098
Lumen Technologies, Inc.
Term Loan B
6.004% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	10,543,185	9,811,752
Redstone HoldCo 2 LP
First Lien Initial Term Loan
9.108% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	2,470,038	1,772,252
SBA Senior Finance II LLC
Initial Term Loan
5.51% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	6,250,064	6,186,001
Telesat Canada
Term Loan B5
7.17% (3 Month LIBOR + 2.75%), due 12/7/26 (b)	2,034,078	1,054,543
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
6.754% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	9,075,110	7,300,926
		81,675,471
Utilities 1.7%
Astoria Energy LLC
2020 Advance Term Loan B
7.26% (1 Month LIBOR + 3.50%), due 12/10/27 (b)	901,640	879,421
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
6.504% (1 Month LIBOR + 2.75%), due 8/1/25	7,274,739	7,137,327
Initial Term Loan
7.479% (1 Month LIBOR + 3.75%), due 8/1/25	1,750,000	1,730,313
Calpine Corp.
2019 Term Loan
5.76% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	2,031,750	1,988,892
	Principal Amount	Value

Utilities (continued)
Compass Power Generation LLC
Tranche Term Loan B2
8.093% (1 Month LIBOR + 4.25%), due 4/14/29 (b)	$ 1,966,704	$ 1,901,557
Constellation Renewables LLC
Term Loan
5.57% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	2,490,680	2,463,438
Edgewater Generation LLC
Term Loan
7.504% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	6,591,135	5,882,588
Granite Generation LLC
Term Loan
7.504% (1 Month LIBOR + 3.75%), due 11/9/26 (b)	6,191,955	6,012,970
Hamilton Projects Acquiror LLC
Term Loan
8.174% (3 Month LIBOR + 4.50%), due 6/17/27 (b)	2,192,778	2,154,952
PG&E Corp.
Term Loan
6.813% (1 Month LIBOR + 3.00%), due 6/23/25 (b)	3,176,875	3,119,691
Vistra Operations Co. LLC
2018 Incremental Term Loan 5.162% - 5.504%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	4,889,976	4,846,078
		38,117,227
Water 0.4%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
6.858% (1 Month LIBOR + 3.75%), due 7/31/28 (b)	5,586,000	5,194,980
Term Loan
7.844%, due 7/31/28	4,259,259	3,957,917
		9,152,897
Total Loan Assignments (Cost $2,132,532,360)		1,999,390,696
Total Long-Term Bonds (Cost $2,283,929,860)		2,134,163,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

	Shares	Value
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	1,299,065	$ 6,341,647
Total Affiliated Investment Company (Cost $7,331,284)		6,341,647
Common Stocks 0.0% ‡
Auto Components 0.0% ‡
Millennium Corporate Trust (d)(f)(i)	4,973	—
Millennium Lender Trust (d)(f)(i)	5,298	—
		—
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (d)(f)(i)	5,387	114,743
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (d)(f)(i)	175,418	—
Machinery 0.0% ‡
Ameriforge Group, Inc. (d)(f)(i)	60,753	99,635
Total Common Stocks (Cost $2,206,664)		214,378

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (d)(f)(i)	107,130	127,485
Total Rights (Cost $87,846)		127,485

	Number of Warrants
Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (d)(f)(i)(j)	26	0
Total Warrants (Cost $0)		0

	Principal Amount	Value
Short-Term Investments 2.3%
U.S. Treasury Debt 2.3%
U.S. Treasury Bills (k)
2.507%, due 11/8/22	$ 23,319,000	$ 23,306,899
2.764%, due 11/1/22	16,164,000	16,164,000
3.101%, due 11/15/22	12,109,000	12,094,873
Total Short-Term Investments (Cost $51,564,283)		51,565,772
Total Investments (Cost $2,345,119,937)	99.2%	2,192,412,444
Other Assets, Less Liabilities	0.8	16,789,047
Net Assets	100.0%	$ 2,209,201,491

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(c)	Delayed delivery security.
(d)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $19,730,362, which represented 0.9% of the Fund’s net assets.(Unaudited)
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in default.
(h)	Issue in non-accrual status.
(i)	Non-income producing security.
(j)	Less than $1.
(k)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 13,501	$ —	$ (5,383)	$ (882)	$ (894)	$ 6,342	$ 550	$ —	1,299

Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 79,033,467	$ —	$ 79,033,467
Corporate Bonds	—	55,738,999	—	55,738,999
Loan Assignments	—	1,998,229,671	1,161,025	1,999,390,696
Total Long-Term Bonds	—	2,133,002,137	1,161,025	2,134,163,162
Affiliated Investment Company
Fixed Income Fund	6,341,647	—	—	6,341,647
Common Stocks	—	—	214,378	214,378
Rights	—	—	127,485	127,485
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	51,565,772	—	51,565,772
Total Investments in Securities	$ 6,341,647	$ 2,184,567,909	$ 1,502,888	$ 2,192,412,444

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $2,337,788,653)	$2,186,070,797
Investment in affiliated investment companies, at value (identified cost $7,331,284)	6,341,647
Cash	9,715,252
Receivables:
Investment securities sold	24,234,892
Interest	8,062,689
Fund shares sold	8,022,548
Other assets	101,044
Total assets	2,242,548,869
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	221,518
Payables:
Investment securities purchased	24,123,392
Fund shares redeemed	5,429,427
Manager (See Note 3)	1,114,233
Transfer agent (See Note 3)	421,523
NYLIFE Distributors (See Note 3)	162,241
Professional fees	36,914
Shareholder communication	21,343
Custodian	12,214
Trustees	1,107
Accrued expenses	12,951
Distributions payable	1,790,515
Total liabilities	33,347,378
Net assets	$2,209,201,491
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 258,444
Additional paid-in-capital	2,480,494,502
2,480,752,946
Total distributable earnings (loss)	(271,551,455)
Net assets	$2,209,201,491
Class A
Net assets applicable to outstanding shares	$ 513,557,721
Shares of beneficial interest outstanding	60,087,111
Net asset value per share outstanding	$ 8.55
Maximum sales charge (3.00% of offering price)	0.26
Maximum offering price per share outstanding	$ 8.81
Investor Class
Net assets applicable to outstanding shares	$ 17,819,887
Shares of beneficial interest outstanding	2,084,814
Net asset value per share outstanding	$ 8.55
Maximum sales charge (2.50% of offering price)	0.22
Maximum offering price per share outstanding	$ 8.77
Class B
Net assets applicable to outstanding shares	$ 548,846
Shares of beneficial interest outstanding	64,165
Net asset value and offering price per share outstanding	$ 8.55
Class C
Net assets applicable to outstanding shares	$ 56,706,316
Shares of beneficial interest outstanding	6,632,535
Net asset value and offering price per share outstanding	$ 8.55
Class I
Net assets applicable to outstanding shares	$1,287,716,130
Shares of beneficial interest outstanding	150,648,249
Net asset value and offering price per share outstanding	$ 8.55
Class R3
Net assets applicable to outstanding shares	$ 744,963
Shares of beneficial interest outstanding	87,145
Net asset value and offering price per share outstanding	$ 8.55
Class R6
Net assets applicable to outstanding shares	$ 332,081,883
Shares of beneficial interest outstanding	38,836,745
Net asset value and offering price per share outstanding	$ 8.55
SIMPLE Class
Net assets applicable to outstanding shares	$ 25,745
Shares of beneficial interest outstanding	3,012
Net asset value and offering price per share outstanding	$ 8.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 110,768,021
Dividends-unaffiliated	1,070,661
Dividends-affiliated	550,165
Securities lending, net	247,567
Total income	112,636,414
Expenses
Manager (See Note 3)	13,932,570
Transfer agent (See Note 3)	2,376,633
Distribution/Service—Class A (See Note 3)	1,225,379
Distribution/Service—Investor Class (See Note 3)	46,528
Distribution/Service—Class B (See Note 3)	7,209
Distribution/Service—Class C (See Note 3)	585,534
Distribution/Service—Class R3 (See Note 3)	3,638
Distribution/Service—SIMPLE Class (See Note 3)	130
Registration	306,902
Professional fees	250,646
Shareholder communication	63,630
Trustees	57,066
Custodian	50,422
Shareholder service (See Note 3)	728
Miscellaneous	172,939
Total expenses	19,079,954
Net investment income (loss)	93,556,460
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(27,781,538)
Affiliated investment company transactions	(881,731)
Net realized gain (loss)	(28,663,269)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(141,794,247)
Affiliated investments	(894,283)
Unfunded commitments	(226,608)
Net change in unrealized appreciation (depreciation)	(142,915,138)
Net realized and unrealized gain (loss)	(171,578,407)
Net increase (decrease) in net assets resulting from operations	$ (78,021,947)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 93,556,460	$ 44,320,664
Net realized gain (loss)	(28,663,269)	(5,286,664)
Net change in unrealized appreciation (depreciation)	(142,915,138)	33,400,606
Net increase (decrease) in net assets resulting from operations	(78,021,947)	72,434,606
Distributions to shareholders:
Class A	(18,650,038)	(8,877,779)
Investor Class	(674,941)	(513,155)
Class B	(19,904)	(20,388)
Class C	(1,701,117)	(969,119)
Class I	(56,965,680)	(24,392,511)
Class R3	(24,753)	(13,109)
Class R6	(15,202,101)	(7,525,422)
SIMPLE Class	(887)	(606)
Total distributions to shareholders	(93,239,421)	(42,312,089)
Capital share transactions:
Net proceeds from sales of shares	1,632,823,205	1,441,425,937
Net asset value of shares issued to shareholders in reinvestment of distributions	78,654,636	37,317,100
Cost of shares redeemed	(1,354,635,928)	(408,186,068)
Increase (decrease) in net assets derived from capital share transactions	356,841,913	1,070,556,969
Net increase (decrease) in net assets	185,580,545	1,100,679,486
Net Assets
Beginning of year	2,023,620,946	922,941,460
End of year	$ 2,209,201,491	$2,023,620,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Net investment income (loss)	0.34(a)	0.25(a)	0.31(a)	0.43(a)	0.40
Net realized and unrealized gain (loss)	(0.59)	0.28	(0.18)	(0.26)	(0.07)
Total from investment operations	(0.25)	0.53	0.13	0.17	0.33
Less distributions:
From net investment income	(0.33)	(0.24)	(0.31)	(0.43)	(0.40)
Net asset value at end of year	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Total investment return (b)	(2.77)%	6.05%	1.55%	1.94%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%	2.78%	3.56%	4.76%	4.23%
Net expenses (c)	0.99%	1.02%	1.14%	1.09%	1.05%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000’s)	$ 513,558	$ 397,101	$ 279,188	$ 338,392	$ 383,590

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Net investment income (loss)	0.32(a)	0.24(a)	0.31(a)	0.43(a)	0.40
Net realized and unrealized gain (loss)	(0.58)	0.28	(0.18)	(0.26)	(0.07)
Total from investment operations	(0.26)	0.52	0.13	0.17	0.33
Less distributions:
From net investment income	(0.32)	(0.23)	(0.31)	(0.43)	(0.40)
Net asset value at end of year	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Total investment return (b)	(2.85)%	5.96%	1.55%	1.95%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%	2.67%	3.55%	4.77%	4.24%
Net expenses (c)	1.07%	1.12%	1.13%	1.08%	1.05%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000's)	$ 17,820	$ 19,314	$ 20,569	$ 23,496	$ 21,731

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.14	$ 8.85	$ 9.03	$ 9.28	$ 9.36
Net investment income (loss)	0.25(a)	0.17(a)	0.25(a)	0.37(a)	0.33
Net realized and unrealized gain (loss)	(0.58)	0.28	(0.18)	(0.25)	(0.08)
Total from investment operations	(0.33)	0.45	0.07	0.12	0.25
Less distributions:
From net investment income	(0.26)	(0.16)	(0.25)	(0.37)	(0.33)
Net asset value at end of year	$ 8.55	$ 9.14	$ 8.85	$ 9.03	$ 9.28
Total investment return (b)	(3.69)%	5.16%	0.79%	1.19%	2.66%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	1.90%	2.87%	4.04%	3.47%
Net expenses (d)	1.82%	1.88%	1.88%	1.83%	1.80%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000’s)	$ 549	$ 897	$ 1,584	$ 3,119	$ 5,259

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.36
Net investment income (loss)	0.26(a)	0.17(a)	0.25(a)	0.37(a)	0.33
Net realized and unrealized gain (loss)	(0.58)	0.28	(0.19)	(0.25)	(0.08)
Total from investment operations	(0.32)	0.45	0.06	0.12	0.25
Less distributions:
From net investment income	(0.26)	(0.16)	(0.25)	(0.37)	(0.33)
Net asset value at end of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	(3.58)%	5.17%	0.68%	1.30%	2.66%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	1.91%	2.85%	4.03%	3.48%
Net expenses (d)	1.82%	1.88%	1.88%	1.83%	1.80%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000’s)	$ 56,706	$ 52,522	$ 55,153	$ 86,012	$ 142,134

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Net investment income (loss)	0.35(a)	0.28(a)	0.33(a)	0.46(a)	0.42
Net realized and unrealized gain (loss)	(0.58)	0.27	(0.19)	(0.25)	(0.07)
Total from investment operations	(0.23)	0.55	0.14	0.21	0.35
Less distributions:
From net investment income	(0.35)	(0.26)	(0.33)	(0.46)	(0.42)
Net asset value at end of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	(2.53)%	6.31%	1.69%	2.31%	3.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	3.04%	3.85%	5.02%	4.49%
Net expenses (c)	0.74%	0.77%	0.89%	0.84%	0.80%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000’s)	$ 1,287,716	$ 1,186,421	$ 445,468	$ 716,692	$ 1,048,033

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Net investment income (loss)	0.30(a)	0.22(a)	0.28(a)	0.40(a)	0.36
Net realized and unrealized gain (loss)	(0.58)	0.28	(0.19)	(0.25)	(0.07)
Total from investment operations	(0.28)	0.50	0.09	0.15	0.29
Less distributions:
From net investment income	(0.30)	(0.21)	(0.28)	(0.40)	(0.36)
Net asset value at end of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	(3.11)%	5.68%	1.08%	1.69%	3.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	2.43%	3.14%	4.37%	3.97%
Net expenses (c)	1.34%	1.37%	1.49%	1.43%	1.40%
Portfolio turnover rate	27%	22%	22%	19%	32%
Net assets at end of year (in 000’s)	$ 745	$ 620	$ 523	$ 436	$ 379

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			February 28, 2019^ through October 31, 2019
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 9.13	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.36	0.30	0.35	0.32
Net realized and unrealized gain (loss)	(0.58)	0.27	(0.19)	(0.15)
Total from investment operations	(0.22)	0.57	0.16	0.17
Less distributions:
From net investment income	(0.36)	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	(2.42)%	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.07%	3.24%	3.99%	5.18%††
Net expenses (c)	0.63%	0.62%	0.67%	0.64%††
Portfolio turnover rate	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 332,082	$ 366,720	$ 120,432	$ 71,077

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 9.13	$ 8.84	$ 8.83*
Net investment income (loss) (a)	0.30	0.22	0.04
Net realized and unrealized gain (loss)	(0.58)	0.28	0.01
Total from investment operations	(0.28)	0.50	0.05
Less distributions:
From net investment income	(0.30)	(0.21)	(0.04)
Net asset value at end of period	$ 8.55	$ 9.13	$ 8.84
Total investment return (b)	(3.09)%	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	2.42%	2.72%††
Net expenses (c)	1.32%	1.38%	1.37%††
Portfolio turnover rate	27%	22%	22%
Net assets at end of period (in 000’s)	$ 26	$ 27	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not

46	MainStay Floating Rate Fund

readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
47

Notes to Financial Statements (continued)
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2022, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies

48	MainStay Floating Rate Fund

and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any,
49

Notes to Financial Statements (continued)
are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund held unfunded commitments. (See Note 5).
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2022 are shown in the Portfolio of Investments.
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Loan Risk.  The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(L) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or

50	MainStay Floating Rate Fund

assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(N) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2022, the effective management fee rate was 0.59%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse
51

Notes to Financial Statements (continued)
expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $13,932,570 and paid the Subadvisor in the amount of $6,966,285.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$728
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $40,152 and $1,583, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, of $240,221, $29, $238 and $14,414, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 566,180	$—
Investor Class	37,076	—
Class B	1,446	—
Class C	115,895	—
Class I	1,640,141	—
Class R3	840	—
Class R6	15,003	—
SIMPLE Class	52	—

52	MainStay Floating Rate Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,812	0.0%‡
SIMPLE Class	25,627	99.5

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,345,218,769	$1,735,586	$(154,541,911)	$(152,806,325)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,554,419	$(118,513,403)	$(2,555,843)	$(153,036,628)	$(271,551,455)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sale adjustments. The other temporary differences are primarily due to interest accruals on defaulted securities and dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$113,574	$(113,574)
The reclassifications for the Fund are primarily due to partnership adjustments and excise taxes paid.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $118,513,403, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,446	$95,067
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$93,239,421	$42,312,089
Note 5–Commitments and Contingencies
As of October 31, 2022, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan 3.50%, due 2/15/29	$1,248,893	$(118,602)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75%, due 7/14/28	345,474	(16,832)
Medical Solutions Holdings, Inc., First Lien Delayed Draw Term Loan 3.50%, due 11/1/28	273,098	(9,368)
Osmosis Buyer Ltd., Delayed Draw Term Loan TBD, due 7/31/28	688,333	(52,407)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 3.25%, due 12/29/28	404,967	(14,972)
Trident TPI Holdings, Inc., Tranche Delayed Draw Term Loan B3 4.00%, due 9/15/28	164,946	(9,337)
Total	$3,125,711	$(221,518)
Commitments are available until maturity date.
53

Notes to Financial Statements (continued)
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $898,256 and $608,272, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	35,322,150	$ 315,191,998
Shares issued to shareholders in reinvestment of distributions	1,953,269	17,079,210
Shares redeemed	(21,176,272)	(186,216,536)
Net increase (decrease) in shares outstanding before conversion	16,099,147	146,054,672
Shares converted into Class A (See Note 1)	529,231	4,710,199
Shares converted from Class A (See Note 1)	(42,046)	(372,281)
Net increase (decrease)	16,586,332	$ 150,392,590
Year ended October 31, 2021:
Shares sold	19,130,520	$ 174,474,811
Shares issued to shareholders in reinvestment of distributions	887,554	8,087,241
Shares redeemed	(8,690,176)	(79,145,455)
Net increase (decrease) in shares outstanding before conversion	11,327,898	103,416,597
Shares converted into Class A (See Note 1)	634,834	5,784,533
Shares converted from Class A (See Note 1)	(45,793)	(417,965)
Net increase (decrease)	11,916,939	$ 108,783,165

54	MainStay Floating Rate Fund

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	496,359	$ 4,443,739
Shares issued to shareholders in reinvestment of distributions	75,245	659,414
Shares redeemed	(329,433)	(2,911,023)
Net increase (decrease) in shares outstanding before conversion	242,171	2,192,130
Shares converted into Investor Class (See Note 1)	64,918	575,033
Shares converted from Investor Class (See Note 1)	(337,925)	(3,027,893)
Net increase (decrease)	(30,836)	$ (260,730)
Year ended October 31, 2021:
Shares sold	200,028	$ 1,823,959
Shares issued to shareholders in reinvestment of distributions	54,913	500,217
Shares redeemed	(307,461)	(2,798,762)
Net increase (decrease) in shares outstanding before conversion	(52,520)	(474,586)
Shares converted into Investor Class (See Note 1)	137,170	1,250,762
Shares converted from Investor Class (See Note 1)	(295,804)	(2,693,975)
Net increase (decrease)	(211,154)	$ (1,917,799)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	15,256	$ 135,583
Shares issued to shareholders in reinvestment of distributions	1,635	14,353
Shares redeemed	(28,245)	(250,015)
Net increase (decrease) in shares outstanding before conversion	(11,354)	(100,079)
Shares converted from Class B (See Note 1)	(22,634)	(200,602)
Net increase (decrease)	(33,988)	$ (300,681)
Year ended October 31, 2021:
Shares sold	9,395	$ 85,777
Shares issued to shareholders in reinvestment of distributions	1,661	15,130
Shares redeemed	(58,224)	(529,413)
Net increase (decrease) in shares outstanding before conversion	(47,168)	(428,506)
Shares converted from Class B (See Note 1)	(33,720)	(307,007)
Net increase (decrease)	(80,888)	$ (735,513)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,237,524	$ 29,019,142
Shares issued to shareholders in reinvestment of distributions	184,730	1,614,748
Shares redeemed	(2,369,536)	(20,786,152)
Net increase (decrease) in shares outstanding before conversion	1,052,718	9,847,738
Shares converted from Class C (See Note 1)	(171,884)	(1,522,009)
Net increase (decrease)	880,834	$ 8,325,729
Year ended October 31, 2021:
Shares sold	2,111,531	$ 19,264,168
Shares issued to shareholders in reinvestment of distributions	102,737	936,012
Shares redeemed	(2,269,084)	(20,671,775)
Net increase (decrease) in shares outstanding before conversion	(54,816)	(471,595)
Shares converted from Class C (See Note 1)	(430,562)	(3,925,910)
Net increase (decrease)	(485,378)	$ (4,397,505)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	130,993,383	$ 1,172,562,445
Shares issued to shareholders in reinvestment of distributions	5,028,139	44,069,454
Shares redeemed	(115,362,508)	(1,009,434,495)
Net increase (decrease) in shares outstanding before conversion	20,659,014	207,197,404
Shares converted into Class I (See Note 1)	40,608	359,148
Shares converted from Class I (See Note 1)	(5,009)	(42,826)
Net increase (decrease)	20,694,613	$ 207,513,726
Year ended October 31, 2021:
Shares sold	106,428,988	$ 971,333,702
Shares issued to shareholders in reinvestment of distributions	2,220,304	20,243,944
Shares redeemed	(29,129,683)	(265,438,036)
Net increase (decrease) in shares outstanding before conversion	79,519,609	726,139,610
Shares converted into Class I (See Note 1)	45,818	418,205
Net increase (decrease)	79,565,427	$ 726,557,815

55

Notes to Financial Statements (continued)
Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	29,390	$ 264,271
Shares issued to shareholders in reinvestment of distributions	1,663	14,553
Shares redeemed	(11,770)	(103,249)
Net increase (decrease)	19,283	$ 175,575
Year ended October 31, 2021:
Shares sold	28,824	$ 262,708
Shares issued to shareholders in reinvestment of distributions	1,061	9,671
Shares redeemed	(21,196)	(193,454)
Net increase (decrease)	8,689	$ 78,925

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	12,396,571	$ 111,206,027
Shares issued to shareholders in reinvestment of distributions	1,732,416	15,202,017
Shares redeemed	(15,392,660)	(134,934,458)
Net increase (decrease) in shares outstanding before conversion	(1,263,673)	(8,526,414)
Shares converted from Class R6 (See Note 1)	(55,146)	(478,769)
Net increase (decrease)	(1,318,819)	$ (9,005,183)
Year ended October 31, 2021:
Shares sold	30,049,408	$ 274,180,812
Shares issued to shareholders in reinvestment of distributions	824,900	7,524,282
Shares redeemed	(4,323,892)	(39,409,173)
Net increase (decrease) in shares outstanding before conversion	26,550,416	242,295,921
Shares converted from Class R6 (See Note 1)	(11,900)	(108,643)
Net increase (decrease)	26,538,516	$ 242,187,278

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	102	$ 887
Net increase (decrease)	102	$ 887
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	66	$ 603
Net increase (decrease)	66	$ 603
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

56	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
57

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
58	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
59

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
60	MainStay Floating Rate Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
61

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013759.2MS229-22	MSFR11-12/22
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	2/28/2013	-19.04%	-0.90%	1.51%	0.75%
		Excluding sales charges		-15.22	0.01	1.99	0.75
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2013	-18.63	-0.93	1.45	0.77
		Excluding sales charges		-15.24	-0.01	1.93	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	2/28/2013	-16.28	-0.26	1.67	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.45	-0.26	1.67	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-16.41	N/A	-6.18	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.58	N/A	-6.18	1.17
Class I Shares	No Sales Charge		2/28/2013	-15.01	0.26	2.25	0.50
Class R6 Shares	No Sales Charge		11/1/2019	-14.90	N/A	-3.02	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg California Municipal Bond Index[1]	-11.53%	0.39%	1.79%
Morningstar Muni California Long Category Average[2]	-15.02	-0.27	1.43

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg California Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg California Municipal Bond Index is a market value weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
2.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$944.60	$3.68	$1,021.42	$3.82	0.75%
Investor Class Shares	$1,000.00	$944.50	$3.82	$1,021.27	$3.97	0.78%
Class C Shares	$1,000.00	$943.30	$5.05	$1,020.01	$5.24	1.03%
Class C2 Shares	$1,000.00	$942.50	$5.78	$1,019.26	$6.01	1.18%
Class I Shares	$1,000.00	$945.80	$2.50	$1,022.63	$2.60	0.51%
Class R6 Shares	$1,000.00	$945.90	$2.45	$1,022.68	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
General Obligation	37.5%
Other Revenue	21.7
Transportation	12.2
Water & Sewer	7.3
Hospital	4.5
Education	4.4
General	2.7
Housing	2.6
Utilities	1.0%
Certificate of Participation/Lease	0.5
Development	0.2
Short–Term Investment	3.7
Other Assets, Less Liabilities	1.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	State of California, 2.10%-5.25%, due 11/1/28–4/1/49
2.	California Municipal Finance Authority, 3.25%-5.30%, due 2/1/27–10/1/54
3.	City of Los Angeles CA, 3.00%-5.50%, due 5/15/25–5/15/48
4.	Commonwealth of Puerto Rico, (zero coupon)-5.75%, due 7/1/24–7/1/46
5.	California Health Facilities Financing Authority, 3.00%-5.00%, due 9/1/30–8/15/51
6.	San Francisco City & County Airport Commission, 4.00%-5.00%, due 5/1/27–5/1/52
7.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/34–7/1/58
8.	CSCDA Community Improvement Authority, 2.65%-5.00%, due 12/1/46–5/1/57
9.	San Francisco Bay Area Rapid Transit District, 4.00%-5.25%, due 8/1/47
10.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/30–10/1/39

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned −15.01%, underperforming the −11.53% return of the Fund’s benchmark, the Bloomberg California Municipal Bond Index (the "Index"). Over the same period, Class I shares marginally outperformed the −15.02% return of the Morningstar Muni California Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both municipal and Treasury rates rose, with the municipal yield curve2 steepening as outflows persisted. As a result, ratios cheapened across the curve, most notably on the long end. The Fund’s yield curve positioning drove underperformance compared to the Index, as the increase in rates resulted in overweight exposure to bonds maturing in 15+ years, detracting from relative returns. In addition, the Fund’s overweight exposure to bonds with coupons of 4% detracted from the return. From a rating perspective, the Fund’s allocation to ultra-high-quality bonds detracted from relative performance; however, the underperformance was partially offset by underweight exposure to BBB-rated3 bonds. An off-Index allocation to Puerto Rico further detracted from performance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising Treasury yields, ongoing monetary policy tightening, and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal rates higher.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a Treasury futures hedge, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, this hedge was additive to Fund performance as municipal exposure on the long end of the curve underperformed the market.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade California bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands), and up to 20% of net assets in municipal bonds below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of October 31, 2022, the Fund's modified duration5 to worst was 7.69 years, while the benchmark’s modified duration to worst was 6.50 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s underweight exposure to the state general obligation and transportation sectors made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Conversely, the Fund’s overweight exposure to local general obligation bonds was the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

most significant detractor from a sector perspective. In addition, overweight exposure to the special tax and housing sectors weakened relative returns.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were increases to the state general obligation and special tax sectors. Across maturities, there was an increase in 20- to-25-year bonds. From a credit perspective, there was an increase to non-investment grade bonds. Conversely, there was a decrease to the Fund’s exposure in the prerefunded/ETM (escrowed to maturity) and leasing sectors, as well as bonds maturing in 25+ years.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund continued to hold overweight exposure to the long end of the curve. We believe more compelling ratios on the longer end of the curve will lead to outperformance of longer-maturity bonds over time. In addition, the Fund held overweight exposure to the local general obligation and special tax sectors. The Fund also held overweight exposure to bonds from Puerto Rico and non-investment grade credit, which are not included in the Index. As of the same date, the Fund held underweight exposure to the state general obligation and prerefunded sectors, as well as AAA-rated6 bonds.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Municipal Bonds 94.6%
Long-Term Municipal Bonds 94.4%
Certificate of Participation/Lease 0.5%
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/52 (a)	$ 3,000,000	$ 2,971,260
Mesa Water District, Certificate of Participation
4.00%, due 3/15/45	1,450,000	1,299,503
Oxnard School District, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (b)	975,000	1,000,104
		5,270,867
Development 0.2%
City of Irvine CA, Reassessment District No. 19-1, Special Assessment
5.00%, due 9/2/44	1,800,000	1,836,195
Education 4.4%
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A
5.00%, due 4/1/23	570,000	573,946
Series A
5.00%, due 4/1/24	280,000	286,087
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	525,000	555,070
Series B
5.00%, due 10/1/35	640,000	669,268
California Educational Facilities Authority, Mount St. Mary's University, Revenue Bonds
Series A
5.00%, due 10/1/38	620,000	643,115
California Enterprise Development Authority, Thacher School Project (The), Revenue Bonds
4.00%, due 9/1/44	3,450,000	3,028,432
	Principal Amount	Value

Education (continued)
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/39	$ 300,000	$ 304,898
Series B
5.00%, due 11/1/44	350,000	352,848
Series B
5.00%, due 11/1/49	500,000	501,869
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Green Bond, Revenue Bonds
Series B
4.00%, due 11/1/45	850,000	716,346
Series B
4.00%, due 11/1/55	915,000	725,249
California Infrastructure and Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/56 (c)	840,000	599,807
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (c)	2,645,000	1,896,918
California Municipal Finance Authority, California Baptist University, Revenue Bonds
Series A
5.00%, due 11/1/46 (c)	1,000,000	931,297
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	239,136
5.00%, due 10/1/33	225,000	227,736
5.00%, due 10/1/35	225,000	226,133
5.00%, due 10/1/36	285,000	285,893
5.00%, due 10/1/37	310,000	310,202
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (c)
Series A
5.00%, due 5/1/36	1,275,000	1,220,671

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (c) (continued)
Series A
5.00%, due 5/1/46	$ 1,325,000	$ 1,196,209
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (c)
Series A
5.00%, due 7/1/36	1,300,000	1,217,841
Series A
5.00%, due 7/1/46	795,000	696,051
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (c)	1,380,000	1,152,541
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (c)
Series B
4.00%, due 11/1/36	400,000	314,307
Series B
4.50%, due 11/1/46	1,600,000	1,185,734
California Municipal Finance Authority, National University, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,060,737
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	500,000	432,087
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	845,000	838,600
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
4.00%, due 11/1/32	240,000	222,062
	Principal Amount	Value

Education (continued)
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (c)	$ 1,000,000	$ 1,065,022
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (c)
5.00%, due 8/1/27	25,000	26,127
5.00%, due 8/1/27	475,000	483,589
5.00%, due 8/1/28	50,000	52,255
5.00%, due 8/1/28	650,000	661,263
5.00%, due 8/1/36	50,000	52,255
5.00%, due 8/1/36	550,000	550,476
5.00%, due 8/1/41	50,000	52,255
5.00%, due 8/1/41	700,000	688,024
5.00%, due 8/1/46	75,000	78,382
5.00%, due 8/1/46	900,000	864,727
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (c)	1,485,000	1,477,787
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/46 (c)	750,000	677,589
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (c)
Series A
5.00%, due 7/1/37	500,000	462,212
Series A
5.00%, due 7/1/49	500,000	431,482
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34 (c)	600,000	597,971
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/51 (c)	1,790,000	1,263,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California State University, Systemwide, Revenue Bonds
Series A
4.00%, due 11/1/38	$ 2,865,000	$ 2,723,704
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	994,629
Del Mar Union School District Community Facilities District No. 99-1, Special Tax
Insured: BAM
4.00%, due 9/1/44	1,450,000	1,272,819
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/33	410,000	417,448
Series A
5.00%, due 9/1/34	225,000	227,897
Series A
5.00%, due 9/1/36	550,000	554,229
Poway Unified School District, Community Facilities District No. 15, Special Tax
Insured: BAM
5.25%, due 9/1/52	1,750,000	1,774,822
Rio Elementary School District Community Facilities District, Special Tax
Insured: BAM
5.00%, due 9/1/35	500,000	517,790
University of California, Revenue Bonds
Series BE
4.00%, due 5/15/47	3,500,000	3,197,225
		43,776,909
General 2.7%
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	1,000,000	1,025,060
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,025,381
	Principal Amount	Value

General (continued)
City of Irvine CA, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	$ 1,385,000	$ 1,357,390
City of Palm Desert CA, University Park, Special Tax
3.00%, due 9/1/31	315,000	271,488
4.00%, due 9/1/41	450,000	380,212
City of Rocklin CA, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,125,000	1,130,680
City of San Mateo CA, Community Facilities District No. 2008-1, Special Tax
Insured: BAM
5.25%, due 9/1/40	4,000,000	4,142,414
City of South San Francisco CA, Community Facilities District No. 2021-01, Special Tax
4.00%, due 9/1/44	500,000	399,200
Corona Community Facilities District, Community Facilities District No. 2018-2, Special Tax
Series A
4.625%, due 9/1/37	600,000	556,086
Series A
5.00%, due 9/1/42	800,000	747,078
Greenfield Redevelopment Agency, Tax Allocation
Insured: BAM
4.00%, due 2/1/26	285,000	288,049
Madera Redevelopment Agency Successor Agency, Tax Allocation
Series A
5.00%, due 9/1/37	1,180,000	1,240,367
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	1,729,230
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax
Series A-1, Insured: AGM
4.25%, due 9/1/47	3,000,000	2,674,582
Series A-1, Insured: AGM
5.00%, due 9/1/42	1,500,000	1,551,155
Series A-1, Insured: AGM
5.25%, due 9/1/52	1,000,000	1,039,313
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Riverside County Public Financing Authority, Desert Communities & Interstate 215 Corridor Projects, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/40	$ 1,000,000	$ 895,468
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/32	1,050,000	1,035,859
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
4.00%, due 10/1/47	3,700,000	3,240,248
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series C
5.00%, due 8/1/36	1,250,000	1,302,174
South Orange County Public Financing Authority, Special Tax, Senior Lien
Series A
5.00%, due 8/15/32	775,000	779,843
		26,811,277
General Obligation 37.3%
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/37	825,000	838,141
Banning Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46	500,000	431,505
Brawley Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/44	1,280,000	1,316,333
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	3,150,000	3,235,833
	Principal Amount	Value

General Obligation (continued)
Central Union High School District, Election 2016, Unlimited General Obligation
5.25%, due 8/1/46	$ 2,000,000	$ 2,066,990
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	234,530
Chaffey Joint Union High School District, Unlimited General Obligation
Series D
4.00%, due 8/1/49	5,000,000	4,374,659
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B, Insured: AGM-CR
3.375%, due 8/1/50	9,050,000	6,470,961
Chowchilla Elementary School District, Madera County, Unlimited General Obligation
Series B
5.00%, due 8/1/43	960,000	989,959
City & County of San Francisco CA, Unlimited General Obligation
Series C-1
4.00%, due 6/15/45	3,500,000	3,119,815
Coalinga-Huron Joint Unified School District, Election of 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/48	3,250,000	3,320,157
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	282,685	257,240
Series A-1
(zero coupon), due 7/1/33	1,089,492	555,353
Series A-1
4.00%, due 7/1/35	3,350,000	2,745,685
Series A-1
4.00%, due 7/1/46	750,000	546,345
Series A-1
5.375%, due 7/1/25	3,942,873	3,943,513
Series A-1
5.625%, due 7/1/27	8,000,000	8,066,130
Series A-1
5.625%, due 7/1/29	5,019,176	5,056,536

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
5.75%, due 7/1/31	$ 4,800,000	$ 4,838,645
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	935,000	834,312
Cuyama Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	500,000	519,781
Davis Joint Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/41	4,695,000	3,460,801
Denair Unified School District, Election 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	1,583,441
Desert Community College District, Unlimited General Obligation
Series A-1
4.00%, due 8/1/51	2,000,000	1,751,590
Dublin Unified School District, Green Bond, Unlimited General Obligation
Series C
3.00%, due 8/1/41	3,000,000	2,252,699
El Monte Union High School District, Unlimited General Obligation
Series A
4.00%, due 6/1/38	1,195,000	1,114,161
El Rancho Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	2,817,620
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5, Election 2014, Unlimited General Obligation
Series A
5.25%, due 10/1/35	4,710,000	4,913,716
	Principal Amount	Value

General Obligation (continued)
Fort Bragg Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.50%, due 8/1/52	$ 1,000,000	$ 1,050,435
Fremont Union High School District, Unlimited General Obligation
Series B
5.00%, due 8/1/32	3,260,000	3,480,362
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F
4.00%, due 8/1/32	1,475,000	1,490,249
Glendale Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/47	4,500,000	3,027,270
Grossmont-Cuyamaca Community College District, Election of 2012, Unlimited General Obligation
Series B
4.00%, due 8/1/47	3,000,000	2,657,776
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,349,966
Hayward Unified School District, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/43	3,000,000	2,698,002
Holtville Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/44	1,240,000	1,281,024
Huntington Beach City School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/44	1,525,000	1,358,943
Series B
4.00%, due 8/1/48	1,500,000	1,323,705
Inglewood Unified School District, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/51	4,000,000	3,412,270
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/25	$ 250,000	$ 259,605
Series C, Insured: BAM
5.00%, due 8/1/34	585,000	615,280
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	835,316
Jefferson Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,250,000	1,093,749
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/33	1,555,000	1,640,850
Series B
5.00%, due 8/1/37	1,000,000	1,047,797
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/43	1,675,000	1,476,236
Series C
5.25%, due 8/1/43	2,000,000	2,115,176
Kerman Unified School District, Election 2016, Unlimited General Obligation
Insured: BAM
5.25%, due 8/1/46	1,755,000	1,818,070
Kern Community College District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	3,000,000	2,053,611
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	650,000	666,781
Lemoore Union High School District, Election 2016, Unlimited General Obligation
Series A
5.50%, due 8/1/42	560,000	593,353
	Principal Amount	Value

General Obligation (continued)
Lennox School District, Election 2016, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/47	$ 3,000,000	$ 2,583,382
Livermore Valley Joint Unified School District, Unlimited General Obligation
3.00%, due 8/1/40	2,890,000	2,179,397
Lodi Unified School District, Election 2016, Unlimited General Obligation
Series 2020
4.00%, due 8/1/39	1,300,000	1,209,255
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	2,595,191
Long Beach Unified School District, Unlimited General Obligation
Series A
4.00%, due 8/1/43	6,500,000	5,746,439
Long Beach Unified School District, Election 2008, Unlimited General Obligation
Series F
3.00%, due 8/1/47	4,000,000	2,713,872
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/48	3,000,000	2,013,739
Series A
5.00%, due 8/1/33	2,825,000	2,968,478
Los Angeles Community College District, Unlimited General Obligation
Series I
4.00%, due 8/1/33	2,865,000	2,894,761
Series I
4.00%, due 8/1/34	4,000,000	4,027,954
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/25	1,250,000	1,308,361
Series A
5.00%, due 7/1/32	1,500,000	1,641,749
Series A
5.00%, due 7/1/33	1,000,000	1,089,952

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Los Angeles Unified School District, Election 2005, Unlimited General Obligation
Series M-1
5.25%, due 7/1/42	$ 2,990,000	$ 3,143,454
Los Rios Community College District, Unlimited General Obligation
Series D
4.00%, due 8/1/35	250,000	246,522
Series D
4.00%, due 8/1/39	1,000,000	920,983
Lucia Mar Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/47	7,000,000	4,749,276
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	856,441
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,085,818
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,018,841
Mendocino Unified School District, Election 2020, Unlimited General Obligation
Series B
3.00%, due 8/1/51	1,500,000	965,454
Mount Diablo Unified School District, Unlimited General Obligation
Series B
4.00%, due 8/1/29	1,000,000	1,037,505
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	1,871,214
Mountain View-Whisman School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 9/1/34	505,000	437,654
Series A
3.00%, due 9/1/36	750,000	621,004
	Principal Amount	Value

General Obligation (continued)
Mountain View-Whisman School District, Election 2020, Unlimited General Obligation (continued)
Series A
3.00%, due 9/1/40	$ 1,160,000	$ 894,406
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	3,630,000	3,250,222
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45	1,250,000	914,234
North Orange County Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/33	300,000	303,184
North Orange County Community College District, Election of 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/47	4,750,000	4,158,719
Norwalk-La Mirada Unified School District, Election 2014, Unlimited General Obligation
Series E
3.00%, due 8/1/46	2,250,000	1,574,395
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	7,765,000	7,985,178
Oxnard Union High School District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/38	1,000,000	947,885
Palo Verde Community College District, Election 2014, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/45	500,000	435,398
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Palomar Community College District, Election 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39	$ 2,000,000	$ 2,023,580
Peralta Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	3,000,000	2,679,318
Peralta Community College District, Election of 2006, Unlimited General Obligation
Series D
4.00%, due 8/1/39	1,000,000	893,106
Pleasant Valley School District, Election of 2018, Unlimited General Obligation
Series B
4.00%, due 8/1/46	2,250,000	1,991,950
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.25%, due 8/1/45	3,500,000	3,691,494
Redwood City School District, Election 2015, Unlimited General Obligation
Series C
4.00%, due 8/1/44	1,800,000	1,588,802
5.25%, due 8/1/44	2,000,000	2,122,674
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42	2,000,000	2,208,648
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/40	2,070,000	1,868,314
Series A, Insured: AGM
5.00%, due 8/1/44	1,720,000	1,780,651
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/52	3,500,000	3,756,335
	Principal Amount	Value

General Obligation (continued)
Salinas Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	$ 4,300,000	$ 3,732,803
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/34	655,000	676,375
San Diego Unified School District, Election 2012, Unlimited General Obligation
Series I
4.00%, due 7/1/34	1,000,000	1,002,105
San Diego Unified School District, Election of 2018, Unlimited General Obligation
Series F-2
5.00%, due 7/1/40	3,020,000	3,148,952
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series D-1
4.00%, due 8/1/47	10,250,000	9,162,275
Series D-1
5.25%, due 8/1/47	6,750,000	7,236,162
San Juan Unified School District, Election 2016, Unlimited General Obligation
5.00%, due 8/1/36	1,500,000	1,606,950
5.00%, due 8/1/38	1,800,000	1,917,673
San Juan Unified School District, Election of 2012, Unlimited General Obligation
Series N
4.00%, due 8/1/31	1,975,000	2,002,262
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	500,000	530,020
Series B, Insured: BAM
5.00%, due 8/1/36	1,955,000	2,064,354
Series A, Insured: BAM
5.25%, due 8/1/42	1,000,000	1,043,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Lorenzo Valley Unified School District, Election 2020, Unlimited General Obligation
Series A
4.00%, due 8/1/45	$ 1,000,000	$ 869,403
San Rafael City Elementary School District, Election 2005, Unlimited General Obligation
Series C
4.00%, due 8/1/47	1,720,000	1,517,547
San Rafael City Elementary School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	1,250,000	1,311,987
San Rafael City High School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	2,000,000	2,111,236
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	813,361
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A
(zero coupon), due 8/1/36	1,000,000	1,156,252
Santa Clarita Community College District, Election of 2016, Unlimited General Obligation
5.25%, due 8/1/48 (a)	2,000,000	2,120,446
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/45	8,750,000	7,771,886
Series A
4.00%, due 8/1/47	1,250,000	1,098,181
Santee School District, Unlimited General Obligation
5.00%, due 8/1/48	2,205,000	2,280,219
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	997,090
	Principal Amount	Value

General Obligation (continued)
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/33	$ 175,000	$ 176,307
Series B
4.00%, due 8/1/39	350,000	322,344
Series B
4.00%, due 8/1/40	1,455,000	1,313,235
Series B
5.00%, due 8/1/42	1,375,000	1,430,529
Series B
5.00%, due 8/1/44	1,200,000	1,244,932
Solano County Community College District, Election 2012, Unlimited General Obligation
Series E, Insured: AGM-CR
3.50%, due 8/1/46	2,000,000	1,510,631
Southwestern Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	2,000,000	1,732,560
State of California, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	3,481,123
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 11/1/34	3,650,000	3,155,279
4.00%, due 3/1/36	3,395,000	3,325,754
4.00%, due 10/1/36	4,150,000	4,056,912
4.00%, due 11/1/36	2,500,000	2,444,730
4.00%, due 10/1/37	4,445,000	4,320,670
4.00%, due 11/1/38	4,775,000	4,596,916
4.00%, due 10/1/39	3,500,000	3,314,117
4.00%, due 3/1/40	5,000,000	4,703,822
4.00%, due 9/1/42	6,250,000	5,831,542
4.00%, due 4/1/49	1,895,000	1,692,793
5.00%, due 11/1/28	5,000,000	5,448,676
5.00%, due 4/1/29	1,000,000	1,094,851
5.00%, due 4/1/30	1,780,000	1,966,042
5.00%, due 11/1/30	7,000,000	7,768,602
5.00%, due 10/1/31	1,475,000	1,644,878
5.00%, due 9/1/32	1,840,000	2,046,868
5.00%, due 9/1/42	3,550,000	3,784,039
5.25%, due 9/1/47	4,000,000	4,336,184
State of California, Various Purposes, Unlimited General Obligation
4.00%, due 10/1/37	4,000,000	3,888,117
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Sweetwater Union High School District, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/47	$ 3,000,000	$ 2,590,252
Tahoe Forest Hospital District, California Hospital District, Unlimited General Obligation
5.00%, due 8/1/29	1,815,000	1,916,919
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/44	1,500,000	1,093,194
Series C
5.25%, due 8/1/44	1,000,000	1,036,969
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	482,879
4.00%, due 8/1/34	515,000	515,361
4.00%, due 8/1/35	545,000	537,419
Ukiah Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/53	2,500,000	2,645,922
Vacaville Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/31	490,000	496,077
Series C
4.00%, due 8/1/32	555,000	560,738
Series C
4.00%, due 8/1/33	625,000	628,748
Series D
4.00%, due 8/1/36	300,000	285,058
Series D
4.00%, due 8/1/37	300,000	279,880
Series D
4.00%, due 8/1/38	500,000	459,775
Series D
4.00%, due 8/1/40	500,000	455,894
Series D
4.00%, due 8/1/45	2,050,000	1,811,174
Series C
5.00%, due 8/1/39	500,000	519,600
Series C
5.00%, due 8/1/40	1,225,000	1,271,451
	Principal Amount	Value

General Obligation (continued)
Vacaville Unified School District, Election 2014, Unlimited General Obligation (continued)
Series C
5.00%, due 8/1/41	$ 1,350,000	$ 1,397,767
Series C
5.00%, due 8/1/42	1,000,000	1,034,251
Val Verde Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 8/1/51	1,000,000	853,067
Washington Township Health Care District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	3,000,000	2,566,666
Series A
4.00%, due 8/1/51	2,500,000	2,105,601
West Contra Costa Unified School District, Election 2010, Unlimited General Obligation
Series E
4.00%, due 8/1/38	1,500,000	1,392,641
West Contra Costa Unified School District, Election 2012, Unlimited General Obligation
Series D
4.00%, due 8/1/38	1,500,000	1,392,641
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	5,000,000	871,710
		370,002,291
Hospital 4.5%
California Health Facilities Financing Authority, Cedars Sinai Health System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/51	8,390,000	5,701,513
Series A
5.00%, due 8/15/51	750,000	761,958
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/42	500,000	478,477

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds (continued)
Series A
5.00%, due 8/15/47	$ 1,000,000	$ 949,937
California Health Facilities Financing Authority, Children's Hospital of Orange County, Revenue Bonds
Series A
4.00%, due 11/1/37	500,000	461,050
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
4.125%, due 2/1/47	750,000	652,638
California Health Facilities Financing Authority, Kaiser Foundation Hospitals, Revenue Bonds
Series C
5.00%, due 6/1/41 (d)	750,000	820,032
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford, Revenue Bonds
Series A
4.00%, due 5/15/46	1,700,000	1,472,446
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/36	3,000,000	3,113,216
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/38	1,600,000	1,636,456
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	1,100,000	1,134,089
Series A
5.00%, due 2/1/37	1,000,000	1,011,882
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (c)	1,000,000	912,790
	Principal Amount	Value

Hospital (continued)
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/38	$ 4,520,000	$ 4,168,506
California Statewide Communities Development Authority, Enloe Medical Center Obligated Group, Revenue Bonds (a)
Series A, Insured: AGM
5.00%, due 8/15/42	1,000,000	983,310
Series A, Insured: AGM
5.25%, due 8/15/52	3,000,000	2,971,154
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/48	1,000,000	945,441
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series P
4.00%, due 5/15/43	8,625,000	7,844,645
Series P
5.00%, due 5/15/47	7,400,000	7,468,599
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,133,808
		44,621,947
Housing 2.6%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	802,285
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/40	650,000	619,787
Series A
5.00%, due 8/1/45	700,000	648,836
Series A
5.00%, due 8/1/55	1,000,000	897,958
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds
Insured: BAM
5.00%, due 5/15/29	$ 5,000,000	$ 5,174,491
California Municipal Finance Authority, Mobile Home Park Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	1,540,000	1,336,494
Series A
5.00%, due 8/15/29	805,000	829,061
Series A
5.00%, due 8/15/31	140,000	142,937
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A
5.00%, due 7/1/40 (c)	1,000,000	879,017
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	1,320,000	1,167,985
California School Finance Authority, Sonoma County Junior College Project, Revenue Bonds
Series A
4.00%, due 11/1/36 (c)	2,000,000	1,568,381
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,000,000	982,793
5.00%, due 5/15/47	3,500,000	3,283,685
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (c)	400,000	395,023
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (c)
Series A
5.00%, due 7/1/45	4,500,000	3,704,802
	Principal Amount	Value

Housing (continued)
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (c) (continued)
Series A
5.00%, due 7/1/61	$ 4,000,000	$ 3,064,114
		25,497,649
Other Revenue 21.7%
Alameda County Transportation Commission, Measure BB, Revenue Bonds, Senior Lien
5.00%, due 3/1/45	2,500,000	2,655,400
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM-CR
5.00%, due 9/1/28	2,250,000	2,397,981
California Community Choice Financing Authority, Revenue Bonds
Series B-1
4.00%, due 2/1/30	1,400,000	1,348,164
Series B-1
4.00%, due 2/1/31	1,000,000	950,095
Series A-1
4.00%, due 5/1/53 (d)	1,000,000	960,945
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series A
4.00%, due 10/1/52 (d)	4,500,000	4,391,884
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 8/1/27	400,000	393,146
Series B-1
4.00%, due 8/1/28	465,000	453,046
Series B-1
4.00%, due 2/1/29	650,000	631,018
Series B-1
4.00%, due 2/1/52 (d)	5,250,000	4,901,132
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A1
4.00%, due 2/1/56 (c)	6,285,000	4,715,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (c)	$ 2,700,000	$ 1,623,554
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (c)	500,000	303,551
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,089,901
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	276,842
Series A
4.00%, due 6/1/35	500,000	456,669
Series A
4.00%, due 6/1/36	300,000	271,766
Series A
4.00%, due 6/1/37	275,000	246,609
Series A
4.00%, due 6/1/38	275,000	243,883
Series A
4.00%, due 6/1/39	350,000	306,608
Series A
4.00%, due 6/1/40	500,000	431,496
Series A
4.00%, due 6/1/49	1,500,000	1,164,937
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,332,150
5.00%, due 9/1/31	1,365,000	1,390,511
5.00%, due 9/1/32	1,435,000	1,450,239
5.00%, due 9/1/34	1,590,000	1,597,416
	Principal Amount	Value

Other Revenue (continued)
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/37	$ 1,050,000	$ 1,091,565
5.00%, due 8/1/38	1,200,000	1,244,464
California Infrastructure and Economic Development Bank, Salvation Army Western Territory (The), Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,221,359
4.00%, due 9/1/34	1,000,000	950,461
California Municipal Finance Authority, Asian Community Center of Sacramento Valley, Inc., Revenue Bonds
Insured: California Mortgage Insurance
5.00%, due 4/1/48	1,545,000	1,598,313
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	2,085,000	2,189,750
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (e)	9,000,000	8,358,447
California Pollution Control Financing Authority, Poseidon Resources Channelside LP, Revenue Bonds
5.00%, due 7/1/37 (c)(e)	3,000,000	2,815,637
California State Public Works Board, Revenue Bonds
Series C
5.00%, due 8/1/30	1,080,000	1,191,512
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	535,000	547,305
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (c)	$ 500,000	$ 506,509
California Statewide Financing Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (c)	20,000,000	999,654
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	258,504
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series C
5.00%, due 6/1/48	4,860,000	4,904,908
City of Santa Ana CA, Gas Tax, Revenue Bonds
4.00%, due 1/1/38	1,360,000	1,259,737
City of Victorville CA, Electric, Revenue Bonds
Series A
5.00%, due 5/1/38	1,115,000	1,118,424
CMFA Special Finance Agency VIII, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (c)	1,000,000	600,413
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (c)	4,000,000	2,503,758
CSCDA Community Improvement Authority, City of Orange Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 3/1/57 (c)	4,800,000	2,875,950
CSCDA Community Improvement Authority, Dublin, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 2/1/57 (c)	1,250,000	746,774
	Principal Amount	Value

Other Revenue (continued)
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A
4.00%, due 9/1/56 (c)	$ 7,000,000	$ 4,998,181
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien (c)
Series A-1
2.65%, due 12/1/46	1,245,000	885,070
Series A-2
3.00%, due 12/1/56	1,000,000	597,061
CSCDA Community Improvement Authority, Renaissance at City Center, Revenue Bonds
Series A
5.00%, due 7/1/51 (c)	2,000,000	1,703,607
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (c)	4,500,000	2,876,949
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	991,586
FHLMC Multifamily VRD Certificates, VRD Certificates, Revenue Bonds
Series M-057
2.40%, due 10/15/29	2,995,000	2,730,469
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	48,750,000	4,083,592
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	874,540
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,114,712
5.50%, due 7/1/43	3,500,000	3,552,507
Imperial Irrigation District Electric System, Revenue Bonds
Series C
5.00%, due 11/1/37	1,000,000	1,041,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Imperial Irrigation District Electric System, Revenue Bonds (continued)
Series B-2
5.00%, due 11/1/41	$ 5,475,000	$ 5,670,768
Indio Finance Authority, Revenue Bonds
Series A, Insured: BAM
4.50%, due 11/1/52	2,000,000	1,883,228
Series A, Insured: BAM
5.25%, due 11/1/42	1,500,000	1,586,706
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	3,945,000	4,108,225
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/31	1,330,000	1,419,197
Insured: AGM
5.00%, due 9/1/32	1,650,000	1,751,904
Los Angeles County Facilities, Inc., County of Los Angeles, Revenue Bonds
Series A
5.00%, due 12/1/38	1,910,000	1,998,584
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/36	3,000,000	2,938,792
Series A
4.00%, due 6/1/37	6,245,000	6,072,259
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,178,958
Series A
5.00%, due 10/1/32	3,140,000	3,163,555
Series A
5.00%, due 10/1/39	9,415,000	9,283,560
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,025,032
	Principal Amount	Value

Other Revenue (continued)
Mountain House Public Financing Authority, Green Bond, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/40	$ 1,380,000	$ 1,229,026
Orange County Local Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/15/38	10,000,000	9,423,254
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	2,250,000	2,360,787
Pico Rivera Public Financing Authority, City of Pico Rivera, Revenue Bonds
Insured: NATL-RE
5.25%, due 9/1/34	1,560,000	1,649,785
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	1,860,000	405,117
Series A-1
4.50%, due 7/1/34	1,500,000	1,363,710
Series A-1
5.00%, due 7/1/58	18,000,000	15,479,786
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	5,000,000	4,877,749
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	1,050,000	1,006,645
San Diego County Regional Transportation Commission, Green Bond, Revenue Bonds
Series A
5.00%, due 4/1/38	1,000,000	1,068,270
Series A
5.00%, due 4/1/39	1,000,000	1,065,918
Series A
5.00%, due 4/1/44	2,800,000	2,955,576
San Francisco Bay Area Rapid Transit District, Sales Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	1,850,000	1,794,758
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	$ 1,705,000	$ 1,769,593
San Mateo Joint Powers Financing Authority, Capital Projects, Revenue Bonds
Series A
5.00%, due 7/15/43	3,000,000	3,129,461
South Bayside Waste Management Authority, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (e)	50,000	52,112
Series B, Insured: AGM
5.00%, due 9/1/27 (e)	55,000	58,675
Series B, Insured: AGM
5.00%, due 9/1/29 (e)	15,000	16,241
Series B, Insured: AGM
5.00%, due 9/1/30 (e)	25,000	27,068
Series B, Insured: AGM
5.00%, due 9/1/31 (e)	15,000	16,241
Series 2019A, Insured: AGM
5.00%, due 9/1/32	15,000	16,335
Series 2019A, Insured: AGM
5.00%, due 9/1/39	80,000	87,121
Series A, Insured: AGM
5.00%, due 9/1/40	2,435,000	2,528,870
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Revenue Bonds
Series A
5.00%, due 6/1/40	1,150,000	1,212,160
Series A
5.25%, due 6/1/46	1,000,000	1,058,797
Southern California Public Power Authority, Windy Point/Windy Flats Project, Revenue Bonds
Series 1
5.00%, due 7/1/30	3,125,000	3,184,374
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,332,307
	Principal Amount	Value

Other Revenue (continued)
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 10/1/32	$ 1,275,000	$ 1,359,318
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,581,921
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	2,000,000	2,002,315
Series D
5.00%, due 11/15/33	2,300,000	2,238,884
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
4.00%, due 6/1/49	805,000	743,407
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/48	2,400,000	2,311,260
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (c)	1,500,000	1,425,345
Series A
5.00%, due 10/1/32	1,250,000	1,156,451
		215,487,103
Transportation 12.2%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/52	3,500,000	3,497,635
Antonio B Won Pat International Airport Authority, Revenue Bonds (e)
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	734,429
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	285,611
Bay Area Toll Authority, Revenue Bonds
Series S-7
4.00%, due 4/1/35	3,500,000	3,454,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
California Municipal Finance Authority, LAX Integrated Express Solutions LLC, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/33 (e)	$ 3,800,000	$ 3,800,758
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
3.25%, due 12/31/32 (e)	1,000,000	851,099
City of Long Beach CA, Airport System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/33	550,000	596,695
Series A, Insured: AGM
5.00%, due 6/1/34	410,000	443,402
Series B, Insured: AGM
5.00%, due 6/1/35	310,000	332,665
Series A, Insured: AGM
5.00%, due 6/1/36	800,000	852,733
Series A, Insured: AGM
5.00%, due 6/1/37	750,000	794,089
Series A, Insured: AGM
5.00%, due 6/1/38	750,000	788,495
Series A, Insured: AGM
5.00%, due 6/1/39	500,000	524,243
Series B, Insured: AGM
5.00%, due 6/1/40	750,000	784,202
City of Long Beach CA, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/36	1,000,000	1,060,709
Series A
5.00%, due 5/15/37	3,475,000	3,667,698
City of Los Angeles CA, Department of Airports, Revenue Bonds
Series D
3.00%, due 5/15/39 (e)	2,500,000	1,894,969
Series B
5.00%, due 5/15/25 (e)	710,000	731,356
Series D
5.00%, due 5/15/26 (e)	1,000,000	1,030,594
Series D
5.00%, due 5/15/31 (e)	2,815,000	2,889,374
Series C
5.00%, due 5/15/32 (e)	1,000,000	1,031,247
	Principal Amount	Value

Transportation (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds (continued)
Series D
5.00%, due 5/15/35 (e)	$ 2,000,000	$ 2,015,593
Series A
5.00%, due 5/15/36	3,500,000	3,715,571
5.00%, due 5/15/38 (e)	1,000,000	1,000,032
Series A
5.25%, due 5/15/48 (e)	1,375,000	1,377,034
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien
Series C
5.00%, due 5/15/29 (e)	5,000,000	5,221,737
Series A
5.00%, due 5/15/40 (e)	5,000,000	5,000,987
Series I
5.00%, due 5/15/48	6,175,000	6,361,164
Series H
5.25%, due 5/15/47 (e)	4,100,000	4,150,803
Series G
5.50%, due 5/15/38 (e)	5,000,000	5,232,030
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds
Insured: BAM
5.00%, due 6/1/31 (e)	1,130,000	1,141,351
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	1,500,000	1,228,922
Series A
4.00%, due 1/15/46	7,270,000	5,956,173
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (e)
Series A
5.00%, due 3/1/30	1,855,000	1,899,515
Series A
5.00%, due 3/1/47	6,890,000	6,647,959
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds
Series A
5.00%, due 10/1/32	500,000	537,347
Series A
5.00%, due 10/1/33	500,000	535,197
Series A
5.00%, due 10/1/34	500,000	533,515
Series A
5.00%, due 10/1/35	350,000	372,686
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds (continued)
Series A
5.00%, due 10/1/44	$ 4,035,000	$ 4,139,694
Port of Oakland, Revenue Bonds
5.00%, due 5/1/29 (e)	1,900,000	2,000,479
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/32	1,205,000	1,213,407
Series G, Insured: AGC-ICC
5.00%, due 7/1/42	40,000	40,279
Insured: AMBAC
5.50%, due 7/1/26	460,000	460,902
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1, Insured: BAM
3.00%, due 6/1/49	5,000,000	3,409,953
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (e)	3,460,000	3,323,946
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series B
4.00%, due 5/1/52	2,000,000	1,665,194
Series H
5.00%, due 5/1/27 (e)	7,000,000	7,198,893
Series D
5.00%, due 5/1/30	2,595,000	2,790,286
Series D
5.00%, due 5/1/31	2,200,000	2,353,968
San Francisco Municipal Transportation Agency, Green Bond, Revenue Bonds
Series C
5.00%, due 3/1/51	1,170,000	1,198,374
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	4,500,000	4,508,710
	Principal Amount	Value

Transportation (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	$ 3,948,000	$ 3,259,160
		120,537,554
Utilities 1.0%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,000,000	1,016,018
Series A
5.00%, due 10/1/40	1,000,000	1,002,947
Los Angeles Department of Water & Power, Revenue Bonds
5.00%, due 7/1/39	2,860,000	2,999,929
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/40	1,690,000	1,724,299
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	460,000	451,451
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	228,293
Series XX
5.25%, due 7/1/40 (f)(g)	1,000,000	752,500
San Francisco City & County Public Utilities Commission Power, Green Bonds, Revenue Bonds
Series A
4.00%, due 11/1/45	1,920,000	1,750,212
		9,925,649
Water & Sewer 7.3%
City of Clovis CA, Wastewater, Revenue Bonds
Insured: AGM
5.25%, due 8/1/29	500,000	526,860
City of Culver City CA, Wastewater Facilities, Revenue Bonds
Series A
4.00%, due 9/1/44	1,690,000	1,483,493
City of Oxnard CA, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	1,946,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
City of Oxnard CA, Wastewater, Revenue Bonds (continued)
Insured: BAM
4.00%, due 6/1/34	$ 2,080,000	$ 2,072,309
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,445,245
City of Oxnard CA, Water System, Revenue Bonds
Insured: BAM
5.00%, due 6/1/35	1,125,000	1,188,203
City of Pasadena CA, Water, Revenue Bonds
Series A
5.00%, due 6/1/38	1,480,000	1,581,995
City of Vernon CA, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	506,559
Series A, Insured: AGM
3.50%, due 8/1/45	725,000	538,792
Series A, Insured: AGM
5.00%, due 8/1/30	985,000	1,049,467
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,045,965
Colton Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 3/1/47	2,500,000	2,152,475
East Bay Municipal Utility District, Water System, Revenue Bonds
Series A
4.00%, due 6/1/33	1,060,000	1,066,235
Series A
5.00%, due 6/1/49	3,500,000	3,649,757
East Bay Municipal Utility District Water System, Green Bonds, Revenue Bonds
Series A
5.00%, due 6/1/37	3,000,000	3,297,794
Series A
5.00%, due 6/1/38	1,800,000	1,969,164
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	2,850,000	2,951,237
	Principal Amount	Value

Water & Sewer (continued)
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	$ 6,290,000	$ 6,112,062
Series A
5.00%, due 1/1/50	2,500,000	2,373,194
Los Angeles Department of Water & Power, Revenue Bonds
Series A
5.00%, due 7/1/35	1,500,000	1,573,194
Series C
5.00%, due 7/1/40	2,000,000	2,110,415
Series C
5.00%, due 7/1/41	1,035,000	1,099,089
Series A
5.00%, due 7/1/47	1,250,000	1,301,820
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series A
5.00%, due 10/1/46	3,500,000	3,716,704
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,021,644
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (c)
Series B
5.00%, due 7/1/33	8,000,000	7,471,502
Series B
5.00%, due 7/1/37	2,225,000	2,011,038
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (c)
Series 2020A
5.00%, due 7/1/30	1,330,000	1,274,328
Series A
5.00%, due 7/1/33	900,000	840,544
Series A
5.00%, due 7/1/37	450,000	406,727
Series A
5.00%, due 7/1/37	800,000	723,070
Rancho Water District Financing Authority, Revenue Bonds
Series A
4.00%, due 8/1/37	2,750,000	2,679,124
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/52	$ 2,065,000	$ 2,171,126
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment
Insured: AGM
3.00%, due 10/1/32	660,000	579,379
Insured: AGM
3.00%, due 10/1/34	700,000	593,704
Insured: AGM
3.25%, due 10/1/40	2,000,000	1,552,737
Insured: AGM
3.375%, due 10/1/45	1,250,000	933,684
Insured: AGM
3.375%, due 10/1/50	1,000,000	704,984
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	1,974,057
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	513,406
West Sacramento Financing Authority, Water Capital Projects, Revenue Bonds
Insured: BAM
4.00%, due 10/1/39	300,000	271,368
		72,480,757
Total Long-Term Municipal Bonds (Cost $1,030,445,540)		936,248,198
	Principal Amount	Value
Short-Term Municipal Notes 0.2%
General Obligation 0.2%
State of California, Unlimited General Obligation
Series A
2.10%, due 5/1/48 (h)	$ 1,700,000	$ 1,700,000
Total Short-Term Municipal Notes (Cost $1,700,000)		1,700,000
Total Municipal Bonds (Cost $1,032,145,540)		937,948,198

	Shares
Short-Term Investment 3.7%
Unaffiliated Investment Company 3.7%
BlackRock Liquidity Funds MuniCash, 1.826% (i)	37,154,090	37,150,374
Total Short-Term Investment (Cost $37,150,374)		37,150,374
Total Investments (Cost $1,069,295,914)	98.3%	975,098,572
Other Assets, Less Liabilities	1.7	16,493,419
Net Assets	100.0%	$ 991,591,991

†	Percentages indicated are based on Fund net assets.
(a)	Delayed delivery security.
(b)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(e)	Interest on these securities was subject to alternative minimum tax.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(485)	December 2022	$ (56,939,465)	$ (53,637,969)	$ 3,301,496
U.S. Treasury Long Bonds	(455)	December 2022	(55,581,340)	(54,827,500)	753,840
Net Unrealized Appreciation					$ 4,055,336

1.	As of October 31, 2022, cash in the amount of $2,699,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
ICC—Insured Custody Certificates
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 936,248,198	$ —	$ 936,248,198
Short-Term Municipal Notes	—	1,700,000	—	1,700,000
Total Municipal Bonds	—	937,948,198	—	937,948,198
Short-Term Investment
Unaffiliated Investment Company	37,150,374	—	—	37,150,374
Total Investments in Securities	37,150,374	937,948,198	—	975,098,572
Other Financial Instruments
Futures Contracts (b)	4,055,336	—	—	4,055,336
Total Investments in Securities and Other Financial Instruments	$ 41,205,710	$ 937,948,198	$ —	$ 979,153,908

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $1,069,295,914)	$ 975,098,572
Cash	3,034
Cash collateral on deposit at broker for futures contracts	2,699,000
Receivables:
Investment securities sold	13,109,710
Interest	12,588,527
Fund shares sold	6,280,781
Other assets	2,333
Total assets	1,009,781,957
Liabilities
Payables:
Investment securities purchased	8,814,120
Fund shares redeemed	7,086,785
Variation margin on futures contracts	1,029,951
Manager (See Note 3)	375,150
NYLIFE Distributors (See Note 3)	99,448
Transfer agent (See Note 3)	48,288
Custodian	22,819
Professional fees	22,215
Shareholder communication	8,766
Trustees	35
Accrued expenses	2,096
Distributions payable	680,293
Total liabilities	18,189,966
Net assets	$ 991,591,991
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 109,931
Additional paid-in-capital	1,171,208,030
1,171,317,961
Total distributable earnings (loss)	(179,725,970)
Net assets	$ 991,591,991
Class A
Net assets applicable to outstanding shares	$395,404,661
Shares of beneficial interest outstanding	43,839,941
Net asset value per share outstanding	$ 9.02
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.30
Investor Class
Net assets applicable to outstanding shares	$ 493,330
Shares of beneficial interest outstanding	54,690
Net asset value per share outstanding	$ 9.02
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.25
Class C
Net assets applicable to outstanding shares	$ 34,742,243
Shares of beneficial interest outstanding	3,851,242
Net asset value and offering price per share outstanding	$ 9.02
Class C2
Net assets applicable to outstanding shares	$ 361,273
Shares of beneficial interest outstanding	40,040
Net asset value and offering price per share outstanding	$ 9.02
Class I
Net assets applicable to outstanding shares	$555,048,835
Shares of beneficial interest outstanding	61,531,148
Net asset value and offering price per share outstanding	$ 9.02
Class R6
Net assets applicable to outstanding shares	$ 5,541,649
Shares of beneficial interest outstanding	613,849
Net asset value and offering price per share outstanding	$ 9.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay California Tax Free Opportunities Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 33,799,101
Expenses
Manager (See Note 3)	5,093,379
Distribution/Service—Class A (See Note 3)	986,088
Distribution/Service—Investor Class (See Note 3)	1,322
Distribution/Service—Class C (See Note 3)	233,382
Distribution/Service—Class C2 (See Note 3)	2,273
Transfer agent (See Note 3)	299,995
Professional fees	130,078
Custodian	110,520
Shareholder communication	37,183
Registration	28,503
Trustees	24,159
Miscellaneous	51,189
Total expenses before waiver/reimbursement	6,998,071
Expense waiver/reimbursement from Manager (See Note 3)	(74,546)
Net expenses	6,923,525
Net investment income (loss)	26,875,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(73,603,247)
Futures transactions	16,363,221
Net realized gain (loss)	(57,240,026)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(159,090,083)
Futures contracts	3,815,586
Net change in unrealized appreciation (depreciation)	(155,274,497)
Net realized and unrealized gain (loss)	(212,514,523)
Net increase (decrease) in net assets resulting from operations	$(185,638,947)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 26,875,576	$ 23,563,894
Net realized gain (loss)	(57,240,026)	5,712,825
Net change in unrealized appreciation (depreciation)	(155,274,497)	16,179,430
Net increase (decrease) in net assets resulting from operations	(185,638,947)	45,456,149
Distributions to shareholders:
Class A	(10,778,314)	(9,302,283)
Investor Class	(14,429)	(14,682)
Class C	(1,136,043)	(1,214,752)
Class C2	(8,264)	(3,396)
Class I	(20,503,436)	(17,897,833)
Class R6	(163,799)	(56,750)
Total distributions to shareholders	(32,604,285)	(28,489,696)
Capital share transactions:
Net proceeds from sales of shares	616,148,347	418,185,878
Net asset value of shares issued to shareholders in reinvestment of distributions	23,868,297	19,857,013
Cost of shares redeemed	(711,867,843)	(268,437,712)
Increase (decrease) in net assets derived from capital share transactions	(71,851,199)	169,605,179
Net increase (decrease) in net assets	(290,094,431)	186,571,632
Net Assets
Beginning of year	1,281,686,422	1,095,114,790
End of year	$ 991,591,991	$1,281,686,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.75	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.23(a)	0.20(a)	0.23	0.28	0.31
Net realized and unrealized gain (loss)	(1.87)	0.23	0.03	0.64	(0.17)
Total from investment operations	(1.64)	0.43	0.26	0.92	0.14
Less distributions:
From net investment income	(0.28)	(0.24)	(0.27)	(0.28)	(0.31)
Net asset value at end of year	$ 9.02	$ 10.94	$ 10.75	$ 10.76	$ 10.12
Total investment return (b)	(15.22)%	4.05%	2.46%	9.20%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	1.80%	1.97%	2.65%	3.04%
Net expenses (c)	0.75%	0.74%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%	0.76%	0.80%	0.81%	0.82%
Portfolio turnover rate	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of year (in 000’s)	$ 395,405	$ 444,628	$ 373,966	$ 292,589	$ 145,668

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.22(a)	0.18(a)	0.23	0.28	0.31
Net realized and unrealized gain (loss)	(1.86)	0.24	0.04	0.64	(0.17)
Total from investment operations	(1.64)	0.42	0.27	0.92	0.14
Less distributions:
From net investment income	(0.28)	(0.24)	(0.27)	(0.28)	0.31
Net asset value at end of year	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Total investment return (b)	(15.24)%	3.93%	2.53%	9.18%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%	1.61%	1.95%	2.65%	3.03%
Net expenses (c)	0.77%	0.76%	0.77%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.78%	0.78%	0.82%	0.83%	0.85%
Portfolio turnover rate	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of year (in 000's)	$ 493	$ 554	$ 672	$ 506	$ 343

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.76	$ 10.77	$ 10.12	$ 10.29
Net investment income (loss)	0.20(a)	0.17(a)	0.19	0.25	0.28
Net realized and unrealized gain (loss)	(1.87)	0.22	0.04	0.65	(0.17)
Total from investment operations	(1.67)	0.39	0.23	0.90	0.11
Less distributions:
From net investment income	(0.25)	(0.21)	(0.24)	(0.25)	(0.28)
Net asset value at end of year	$ 9.02	$ 10.94	$ 10.76	$ 10.77	$ 10.12
Total investment return (b)	(15.45)%	3.67%	2.18%	9.01%	1.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.54%	1.70%	2.38%	2.76%
Net expenses (c)	1.02%	1.01%	1.02%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.03%	1.03%	1.07%	1.08%	1.10%
Portfolio turnover rate	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of year (in 000’s)	$ 34,742	$ 58,263	$ 61,662	$ 52,964	$ 29,450

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		August 31, 2020^ through October 31,
Class C2	2022	2021	2020
Net asset value at beginning of period	$ 10.94	$ 10.75	$ 10.83
Net investment income (loss)	0.19(a)	0.28(a)	0.03
Net realized and unrealized gain (loss)	(1.88)	0.11	(0.07)
Total from investment operations	(1.69)	0.39	(0.04)
Less distributions:
From net investment income	(0.23)	(0.20)	(0.04)
Net asset value at end of period	$ 9.02	$ 10.94	$ 10.75
Total investment return (b)	(15.58)%	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	2.56%	1.49%††
Net expenses (c)	1.17%	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.18%	1.18%	1.22%††
Portfolio turnover rate (d)	70%	17%	29%
Net assets at end of period (in 000’s)	$ 361	$ 275	$ 25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.25(a)	0.23(a)	0.28	0.31	0.34
Net realized and unrealized gain (loss)	(1.87)	0.22	0.02	0.64	(0.17)
Total from investment operations	(1.62)	0.45	0.30	0.95	0.17
Less distributions:
From net investment income	(0.30)	(0.27)	(0.30)	(0.31)	(0.34)
Net asset value at end of year	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Total investment return (b)	(15.01)%	4.21%	2.81%	9.48%	1.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%	2.05%	2.20%	2.91%	3.29%
Net expenses (c)	0.50%	0.49%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.51%	0.55%	0.56%	0.57%
Portfolio turnover rate	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of year (in 000’s)	$ 555,049	$ 776,207	$ 655,579	$ 429,106	$ 228,220

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 10.94	$ 10.76	$ 10.77
Net investment income (loss)	0.26(a)	0.21(a)	0.25
Net realized and unrealized gain (loss)	(1.87)	0.24	0.04
Total from investment operations	(1.61)	0.45	0.29
Less distributions:
From net investment income	(0.30)	(0.27)	(0.30)
Net asset value at end of period	$ 9.03	$ 10.94	$ 10.76
Total investment return (b)	(14.90)%	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%	1.86%	2.25%
Net expenses (c)	0.49%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.49%	0.49%	0.53%
Portfolio turnover rate (d)	70%	17%	29%
Net assets at end of period (in 000’s)	$ 5,542	$ 1,759	$ 3,211

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C, Class C2 and SIMPLE Class shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

38	MainStay MacKay California Tax Free Opportunities Fund

materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The
39

Notes to Financial Statements (continued)
rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

40	MainStay MacKay California Tax Free Opportunities Fund

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition
41

Notes to Financial Statements (continued)
the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2022, 20.8% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$4,055,336	$4,055,336
Total Fair Value	$4,055,336	$4,055,336

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$16,363,221	$16,363,221
Total Net Realized Gain (Loss)	$16,363,221	$16,363,221

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$3,815,586	$3,815,586
Total Net Change in Unrealized Appreciation (Depreciation)	$3,815,586	$3,815,586

Average Notional Amount	Total
Futures Contracts Short	$(88,636,367)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of

42	MainStay MacKay California Tax Free Opportunities Fund

New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $ 1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the year ended October 31, 2022, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $5,093,379 and waived fees and/or reimbursed expenses in the amount of $74,546 and paid the Subadvisor fees in the amount of $2,509,416.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $6,631 and $230, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2022, of $89,117, $59 and $7,212, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any
43

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$100,465	$—
Investor Class	262	—
Class C	22,870	—
Class C2	175	—
Class I	176,009	—
Class R6	214	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$21,719	6.0%
Class R6	22,703	0.4
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,079,843,400	$942,726	$(105,687,554)	$(104,744,828)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$697,900	$(74,998,750)	$(680,293)	$(104,744,827)	$(179,725,970)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, cumulative bond amortization, and wash sales adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $74,998,750, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$44,516	$30,483
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 805,072	$ 768,763
Exempt Interest Dividends	31,799,213	27,720,933
Total	$32,604,285	$28,489,696
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

44	MainStay MacKay California Tax Free Opportunities Fund

Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $777,857 and $839,897, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	19,936,744	$ 191,379,570
Shares issued to shareholders in reinvestment of distributions	907,820	9,005,771
Shares redeemed	(17,665,075)	(174,189,542)
Net increase (decrease) in shares outstanding before conversion	3,179,489	26,195,799
Shares converted into Class A (See Note 1)	1,974	19,505
Net increase (decrease)	3,181,463	$ 26,215,304
Year ended October 31, 2021:
Shares sold	12,129,617	$ 133,832,552
Shares issued to shareholders in reinvestment of distributions	689,377	7,594,800
Shares redeemed	(6,991,630)	(77,063,811)
Net increase (decrease) in shares outstanding before conversion	5,827,364	64,363,541
Shares converted into Class A (See Note 1)	114,504	1,276,207
Shares converted from Class A (See Note 1)	(55,852)	(609,652)
Net increase (decrease)	5,886,016	$ 65,030,096

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	6,891	$ 69,084
Shares issued to shareholders in reinvestment of distributions	1,450	14,374
Shares redeemed	(6,634)	(65,508)
Net increase (decrease) in shares outstanding before conversion	1,707	17,950
Shares converted into Investor Class (See Note 1)	2,286	21,835
Net increase (decrease)	3,993	$ 39,785
Year ended October 31, 2021:
Shares sold	14,817	$ 163,273
Shares issued to shareholders in reinvestment of distributions	1,305	14,374
Shares redeemed	(5,242)	(57,745)
Net increase (decrease) in shares outstanding before conversion	10,880	119,902
Shares converted into Investor Class (See Note 1)	367	4,024
Shares converted from Investor Class (See Note 1)	(23,046)	(254,911)
Net increase (decrease)	(11,799)	$ (130,985)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	446,504	$ 4,423,363
Shares issued to shareholders in reinvestment of distributions	90,527	901,967
Shares redeemed	(2,008,512)	(20,002,452)
Net increase (decrease) in shares outstanding before conversion	(1,471,481)	(14,677,122)
Shares converted from Class C (See Note 1)	(4,259)	(41,340)
Net increase (decrease)	(1,475,740)	$ (14,718,462)
Year ended October 31, 2021:
Shares sold	832,531	$ 9,166,279
Shares issued to shareholders in reinvestment of distributions	84,200	927,733
Shares redeemed	(1,311,739)	(14,451,128)
Net increase (decrease) in shares outstanding before conversion	(395,008)	(4,357,116)
Shares converted from Class C (See Note 1)	(10,620)	(118,247)
Net increase (decrease)	(405,628)	$ (4,475,363)

45

Notes to Financial Statements (continued)
Class C2	Shares	Amount
Year ended October 31, 2022:
Shares sold	14,587	$ 154,974
Shares issued to shareholders in reinvestment of distributions	840	8,264
Shares redeemed	(507)	(4,957)
Net increase (decrease)	14,920	$ 158,281
Year ended October 31, 2021:
Shares sold	22,632	$ 248,457
Shares issued to shareholders in reinvestment of distributions	308	3,396
Shares redeemed	(136)	(1,496)
Net increase (decrease)	22,804	$ 250,357

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	41,708,471	$ 413,825,062
Shares issued to shareholders in reinvestment of distributions	1,386,084	13,782,214
Shares redeemed	(52,515,982)	(515,773,797)
Net increase (decrease) in shares outstanding before conversion	(9,421,427)	(88,166,521)
Shares converted from Class I (See Note 1)	(20,024)	(206,845)
Net increase (decrease)	(9,441,451)	$ (88,373,366)
Year ended October 31, 2021:
Shares sold	24,818,215	$ 273,702,977
Shares issued to shareholders in reinvestment of distributions	1,021,770	11,260,199
Shares redeemed	(15,876,495)	(175,130,908)
Net increase (decrease) in shares outstanding before conversion	9,963,490	109,832,268
Shares converted into Class I (See Note 1)	56,613	618,065
Net increase (decrease)	10,020,103	$ 110,450,333

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	606,143	$ 6,296,294
Shares issued to shareholders in reinvestment of distributions	15,818	155,707
Shares redeemed	(188,889)	(1,831,587)
Net increase (decrease) in shares outstanding before conversion	433,072	4,620,414
Shares converted into Class R6 (See Note 1)	20,024	206,845
Net increase (decrease)	453,096	$ 4,827,259
Year ended October 31, 2021:
Shares sold	97,201	$ 1,072,340
Shares issued to shareholders in reinvestment of distributions	5,129	56,511
Shares redeemed	(158,095)	(1,732,624)
Net increase (decrease) in shares outstanding before conversion	(55,765)	(603,773)
Shares converted from Class R6 (See Note 1)	(81,959)	(915,486)
Net increase (decrease)	(137,724)	$ (1,519,259)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible

46	MainStay MacKay California Tax Free Opportunities Fund

adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
48	MainStay MacKay California Tax Free Opportunities Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.5% of the ordinary income dividends paid during its fiscal year ended October 31, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
50	MainStay MacKay California Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
52	MainStay MacKay California Tax Free Opportunities Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013750.2MS229-22	MSCTF11-12/22
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	3/31/2010	-22.15%	-0.41%	2.34%	0.85%
		Excluding sales charges		-18.48	0.51	2.81	0.85
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	3/31/2010	-21.78	-0.43	2.32	0.87
		Excluding sales charges		-18.52	0.49	2.79	0.87
Class C Shares	Maximum 1% CDSC	With sales charges	3/31/2010	-19.94	-0.26	2.02	1.62
	if Redeemed Within One Year of Purchase	Excluding sales charges		-19.15	-0.26	2.02	1.62
Class I Shares	No Sales Charge		3/31/2010	-18.28	0.76	3.07	0.60
Class R6 Shares	No Sales Charge		11/1/2019	-18.23	N/A	-3.09	0.55

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	-11.98%	0.37%	1.68%
Bloomberg High Yield Municipal Bond Index[2]	-16.45	1.83	3.13
High Yield Municipal Bond Composite Index[3]	-14.68	1.27	2.57
Morningstar High Yield Muni Category Average[4]	-16.52	0.24	2.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
2.	The Fund has selected the Bloomberg High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.
3.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively. The Bloomberg High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
4.	The Morningstar High Yield Muni Category Average is representative of Funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$903.10	$4.22	$1,020.77	$4.48	0.88%
Investor Class Shares	$1,000.00	$902.80	$4.27	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$899.30	$7.85	$1,016.94	$8.34	1.64%
Class I Shares	$1,000.00	$904.20	$3.02	$1,022.03	$3.21	0.63%
Class R6 Shares	$1,000.00	$905.20	$2.69	$1,022.38	$2.85	0.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
Puerto Rico	12.7%
Illinois	11.2
New York	9.0
California	7.9
Texas	5.3
New Jersey	4.8
Ohio	4.7
Pennsylvania	4.5
Florida	2.9
Colorado	2.7
U.S. Virgin Islands	2.7
Wisconsin	2.3
Michigan	2.1
Virginia	1.8
Arizona	1.6
Alabama	1.6
District of Columbia	1.6
Georgia	1.4
Washington	1.2
Massachusetts	1.1
Maryland	1.1
Utah	1.1
Kentucky	1.0
Iowa	1.0
Minnesota	1.0
Guam	0.9
Arkansas	0.8
North Carolina	0.8
South Carolina	0.8
Connecticut	0.6%
Missouri	0.6
Tennessee	0.6
North Dakota	0.5
Delaware	0.5
Hawaii	0.5
West Virginia	0.4
Louisiana	0.4
Multi–State	0.3
Nevada	0.3
Indiana	0.3
Rhode Island	0.3
Alaska	0.2
New Hampshire	0.2
Montana	0.2
Kansas	0.2
Oregon	0.1
Idaho	0.1
Maine	0.1
Oklahoma	0.1
Vermont	0.1
Mississippi	0.1
South Dakota	0.0‡
Nebraska	0.0‡
Short–Term Investment	0.3
Other Assets, Less Liabilities	1.4
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 12/15/31–6/15/57
2.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/26–12/1/47
3.	Commonwealth of Puerto Rico, (zero coupon)-5.75%, due 7/1/24–7/1/46
4.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.50%-5.00%, due 7/1/26–7/1/47
5.	Metropolitan Transportation Authority, 4.00%-5.00%, due 11/15/27–11/15/54
6.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/31–7/1/58
7.	New York Transportation Development Corp., 4.375%-5.375%, due 8/1/31–7/1/46
8.	Puerto Rico Electric Power Authority, 2.046%-7.00%, due 7/1/19–7/1/43
9.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/30–10/1/39
10.	Public Finance Authority, (zero coupon)-9.00%, due 10/1/24–5/1/71

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned −18.28%, underperforming the −11.98% return of the Fund’s primary benchmark, the Bloomberg Municipal Bond Index (the "Index"). During the same period, Class I shares underperformed the −16.45% return of the Fund’s secondary benchmark, the Bloomberg High Yield Municipal Bond Index, and the −14.68% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the 12 months ended October 31, 2022, Class I shares also underperformed the −16.52% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both municipal and U.S. Treasury rates rose, with the municipal yield curve2 steepening as outflows persisted. As a result, ratios cheapened across the curve, most notably on the long end. The Fund’s yield curve positioning led to underperformance relative to the Bloomberg Municipal Bond Index, as the increase in rates resulted in overweight exposure to bonds maturing in 20+ years, detracting from relative performance. The Fund’s overweight exposure to bonds with coupons of 4% also detracted from relative returns. From a rating perspective, the Fund’s overweight exposure to bonds rated BBB3 detracted from relative performance; however, the negative impact of this position was partially offset by the positive effect of the Fund’s underweight exposure to ultra-high-quality bonds. Overweight exposure to holdings from Puerto Rico and Illinois further detracted from performance; however, underweight exposure to Texas holdings helped offset some of those losses.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising U.S. Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal yields higher.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held a small position in U.S. Treasury futures. This hedge was additive to Fund performance, as municipal exposure on the long end of the curve underperformed the market.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Municipal Bond Index, the Fund’s duration may also differ from that of the Index. As of October 31, 2022, the Fund's modified duration to worst5 was 10.77 years while the Index’s modified duration to worst was 6.71 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, underweight exposure to the state and local general obligation and water & sewer sectors made positive contributions to the Fund’s performance relative to the Bloomberg Municipal Bond Index. (Contributions take weightings and total returns into account.) However, overweight exposure to the tobacco, hospital and special tax sectors detracted from relative results.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, there were increases in the Fund’s exposures to the housing and special tax sectors. From a credit perspective, the Fund increased exposures to bonds rated

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

A6 and BBB. In addition, there was an increase to bonds maturing 20+ years. Conversely, there were reductions in the Fund’s exposures to the leasing and hospital sectors, along with exposure to Puerto Rico.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, relative to the Bloomberg Municipal Bond Index, the Fund maintained overweight exposure to the long end of the curve. We believe more compelling ratios on the longer end of the curve will lead to outperformance of longer maturity bonds over time. In addition, the Fund held overweight exposure to the IDR/PCR (industrial development revenue/pollution control revenue), education and hospital sectors. From a geographic perspective, the Fund held overweight exposure to Puerto Rico and Illinois bonds. Furthermore, the Fund held overweight exposure to non-investment-grade bonds. Also, the Fund held underweight positions in the local general obligation, state general obligation and water & sewer sectors, in addition to underweight positions in ultra-high-quality bonds.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Municipal Bonds 97.5%
Long-Term Municipal Bonds 95.2%
Alabama 1.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$ 1,250,000	$ 1,061,419
Cooper Green Mercy Health Services Authority, County of Jefferson Indigent Care Fund, Revenue Bonds
Series A
5.25%, due 9/1/42	5,000,000	5,136,939
County of Jefferson AL, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,710,000	12,045,089
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,666,664
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A
4.00%, due 12/1/33	400,000	372,316
Series A
4.00%, due 12/1/35	1,000,000	897,959
Series A
4.00%, due 12/1/36	615,000	544,200
Series A
4.00%, due 12/1/37	650,000	566,156
Series A
4.00%, due 12/1/39	1,760,000	1,497,783
Series A
4.00%, due 12/1/41	2,750,000	2,299,349
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	17,660,000	16,625,129
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	4,830,000	4,457,725
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	6,000,000	3,000,000
	Principal Amount	Value

Alabama (continued)
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A
4.50%, due 5/1/32	$ 6,925,723	$ 5,885,179
Series A
5.25%, due 5/1/44	43,390,000	35,386,094
		92,442,001
Alaska 0.2%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A
4.00%, due 10/1/44	15,640,000	12,885,357
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	1,614,033
Series A
5.00%, due 6/1/50	3,485,000	2,969,641
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/50	2,255,000	1,772,274
		19,241,305
Arizona 1.6%
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,315,000	2,913,560
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,625,000	6,100,109
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,156,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/45	$ 5,545,000	$ 4,607,802
Series A
4.00%, due 11/1/46	1,000,000	824,478
Series A
4.00%, due 11/1/51	3,405,000	2,729,671
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	778,031
Series A
5.00%, due 10/1/45	1,875,000	1,787,032
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
4.00%, due 11/1/49	5,115,000	4,142,584
Series A
4.00%, due 11/1/50	910,000	733,193
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/61	6,250,000	4,231,687
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/61	1,000,000	677,070
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (a)	4,000,000	3,852,501
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (a)
Series B
5.00%, due 3/1/37	3,280,000	3,028,785
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (a) (continued)
Series B
5.00%, due 3/1/42	$ 3,435,000	$ 3,062,839
Arizona Industrial Development Authority, Provident Group-NCCU Properties LLC, Revenue Bonds
Insured: BAM
5.00%, due 6/1/49	2,650,000	2,700,873
Insured: BAM
5.00%, due 6/1/54	2,850,000	2,897,143
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (a)	1,500,000	1,332,562
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51	1,000,000	635,791
Arizona Industrial Development Authority, Basis Schools Project, Revenue Bonds
Series A
5.375%, due 7/1/50 (a)	1,500,000	1,424,423
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (a)
6.00%, due 7/1/37	3,035,000	3,074,026
6.00%, due 7/1/47	6,685,000	6,649,849
City of Phoenix AZ, Basis Schools Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/35	1,700,000	1,651,738
Series A
5.00%, due 7/1/45	1,000,000	909,110
Series A
5.00%, due 7/1/46	3,870,000	3,501,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
City of Phoenix AZ, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	$ 1,000,000	$ 935,699
Series A
5.00%, due 7/1/59	2,200,000	1,848,565
City of Phoenix AZ, Villa Montessori, Inc. Project, Revenue Bonds
5.00%, due 7/1/45	2,150,000	2,082,538
City of Phoenix AZ, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	845,000	764,923
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
6.00%, due 7/1/43 (a)	2,450,000	2,492,778
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (b)	2,000,000	1,461,863
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,250,000	6,879,136
Industrial Development Authority of the County of Pima (The), American Leadership Academy, Inc., Revenue Bonds (a)
4.00%, due 6/15/41	3,500,000	2,634,078
4.00%, due 6/15/51	6,000,000	4,067,696
4.00%, due 6/15/57	500,000	323,803
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,155,000	1,105,173
	Principal Amount	Value

Arizona (continued)
Industrial Development Authority of the County of Pima (The), American Leadership AC, Revenue Bonds
5.625%, due 6/15/45 (a)	$ 3,735,000	$ 3,475,365
Maricopa County Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
Series A
4.00%, due 7/1/51 (a)	1,750,000	1,244,055
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	2,799,790
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A
3.60%, due 2/1/40	14,000,000	11,315,597
Series B
3.60%, due 4/1/40	8,750,000	7,062,543
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (b)
Series A
5.50%, due 10/1/33 (a)	7,673,000	6,825,749
Series B
5.50%, due 10/1/33	2,000,000	1,779,160
		125,501,320
Arkansas 0.8%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	4,740,000	3,857,606
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	544,319
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (a)(b)	73,400,000	57,578,601
		61,980,526
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 7.6%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	$ 3,440,000	$ 1,890,408
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	788,416
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	725,058
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (a)	2,500,000	1,503,291
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (a)	5,000,000	3,035,513
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A1
4.00%, due 2/1/56 (a)	25,000,000	18,758,822
California Community Housing Agency, Annadel Apartments, Revenue Bonds
Series A
5.00%, due 4/1/49 (a)	12,150,000	9,836,991
California Community Housing Agency, Verdant at Green Valley Apartments, Revenue Bonds
Series A
5.00%, due 8/1/49 (a)	5,000,000	4,152,928
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (a)	5,045,000	4,184,193
	Principal Amount	Value

California (continued)
California Community Housing Agency, Essential Housing Arbors Apartments, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	$ 7,250,000	$ 5,963,727
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/49	7,505,000	5,792,870
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	5,265,000	5,001,418
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC, Revenue Bonds
Series B
4.00%, due 11/1/46	3,060,000	2,559,412
Series B
4.00%, due 11/1/56	1,000,000	789,051
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (a)	3,325,000	2,384,595
California Municipal Finance Authority, Orchard Park Student Housing Project, Revenue Bonds
Insured: BAM
3.00%, due 5/15/54	4,400,000	2,731,499
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
3.25%, due 12/31/32 (b)	5,965,000	5,076,804
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (b)	18,775,000	17,436,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, HumanGood California, Revenue Bonds
4.00%, due 10/1/46	$ 2,000,000	$ 1,675,735
California Municipal Finance Authority, William Jessup University, Revenue Bonds (a)
5.00%, due 8/1/28	1,000,000	978,929
5.00%, due 8/1/48	2,675,000	2,228,607
California Municipal Finance Authority, LINX APM Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/43 (b)	10,745,000	10,178,218
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (a)	2,665,000	2,333,304
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	19,500,000	17,895,413
5.00%, due 5/15/51	19,500,000	17,739,300
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (a)	2,000,000	1,727,734
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	1,525,000	1,317,865
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A
5.375%, due 11/1/40 (a)	3,000,000	3,011,918
California Public Finance Authority, Enso Village Project, Revenue Bonds (a)
Series B-2
2.375%, due 11/15/28	1,500,000	1,353,119
	Principal Amount	Value

California (continued)
California Public Finance Authority, Enso Village Project, Revenue Bonds (a) (continued)
Series A
5.00%, due 11/15/51	$ 725,000	$ 573,561
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (a)	5,515,000	5,873,599
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
7.50%, due 7/1/36 (a)	9,500,000	9,114,926
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
2.75%, due 11/1/60 (a)	9,700,000	4,309,063
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (a)	675,000	517,597
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/61 (a)	4,750,000	3,169,146
California School Finance Authority, Hawking STEAM Charter Schools, Inc., Revenue Bonds
Series A
5.00%, due 7/1/42 (a)	1,360,000	1,227,345
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (a)	3,000,000	2,588,889
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	$ 1,800,000	$ 1,700,377
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 6/1/58 (a)	2,000,000	1,676,686
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/41	1,990,000	1,600,761
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	1,826,953
5.00%, due 1/1/43	7,250,000	6,998,202
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/36	2,250,000	2,088,308
Series A
5.00%, due 6/1/46	2,000,000	1,726,687
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A
5.00%, due 12/1/46 (a)	18,420,000	16,122,317
Series A
5.50%, due 12/1/54	3,800,000	3,697,112
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	1,859,242
	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	$ 680,000	$ 680,422
5.875%, due 11/1/43	435,000	432,664
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (a)	3,235,000	3,277,116
California Statewide Financing Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (a)	125,700,000	6,282,825
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	925,000	901,786
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	937,572
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien (b)
Series C
4.00%, due 5/15/50	2,845,000	2,342,366
Series C
5.00%, due 5/15/45	8,500,000	8,511,681
Series G
5.00%, due 5/15/47	6,000,000	6,001,167
City of South San Francisco CA, Community Facilities District No. 2021-01, Special Tax
5.00%, due 9/1/52	1,500,000	1,410,582
CMFA Special Finance Agency XII, Allure Apartments, Revenue Bonds, Senior Lien
Series A-1
3.25%, due 2/1/57 (a)	1,500,000	934,373
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (a)	2,750,000	1,641,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (a)	$ 11,350,000	$ 7,256,304
CSCDA Community Improvement Authority, Parrallel-Anaheim, Revenue Bonds
Series A
4.00%, due 8/1/56 (a)	6,040,000	4,327,436
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A
4.00%, due 9/1/56 (a)	10,160,000	7,254,502
CSCDA Community Improvement Authority, Altana Glendale, Revenue Bonds
Series A
4.00%, due 10/1/56 (a)	9,200,000	6,346,720
CSCDA Community Improvement Authority, Escondido Portfolio, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/58 (a)	4,750,000	3,386,375
CSCDA Community Improvement Authority, Renaissance at City Center, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	10,700,000	9,114,300
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2
3.50%, due 1/15/53	13,415,000	9,538,673
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	17,154,000	14,237,069
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	55,749,000	45,674,096
	Principal Amount	Value

California (continued)
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66 (c)	$ 1,253,995,000	$ 105,042,145
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B-1
3.85%, due 6/1/50	1,500,000	1,281,873
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61 (a)	52,100,000	39,910,085
Independent Cities Finance Authority, Sales Tax, Revenue Bonds
Insured: AGM
4.00%, due 6/1/51 (a)	1,250,000	1,011,996
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	249,420,000	13,658,164
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series A
5.75%, due 6/1/48	1,480,000	1,502,783
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	364,281
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	268,873
San Diego County Regional Airport Authority, Revenue Bonds (b)
Series B, Insured: AGM-CR
4.00%, due 7/1/51	25,645,000	20,518,513
Series B
4.00%, due 7/1/56	1,605,000	1,234,809
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	$ 5,015,000	$ 2,156,309
Series C
(zero coupon), due 8/1/38	2,000,000	804,594
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	7,300,000	6,026,308
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	15,320,000	15,349,653
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	24,500,000	6,328,987
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,518,954
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	8,780,000	3,183,004
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,260,000	2,433,868
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	18,700,000	3,150,198
	Principal Amount	Value

California (continued)
West Contra Costa Healthcare District, Special Tax
3.00%, due 7/1/42	$ 5,670,000	$ 4,174,491
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/53	20,000,000	2,366,752
		593,499,144
Colorado 2.7%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	1,899,416
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	1,941,603
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/43	14,275,000	13,476,070
Broadway Park North Metropolitan District No. 2, Limited General Obligation (a)
5.00%, due 12/1/40	1,000,000	894,549
5.00%, due 12/1/49	1,000,000	853,400
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	2,565,645
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	1,500,000	1,531,373
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	831,204
City & County of Denver CO, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (b)	6,800,000	6,555,003

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City of Fruita CO, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (a)	$ 9,750,000	$ 8,501,841
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
3.00%, due 8/1/51	3,420,000	2,130,518
Colorado Educational & Cultural Facilities Authority, New Summit Academy, Revenue Bonds
Series A
4.00%, due 7/1/41 (a)	1,850,000	1,422,206
Colorado Educational & Cultural Facilities Authority, New Vision Charter School, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 6/1/42	2,635,000	2,265,447
Series A, Insured: Moral Obligation
4.00%, due 6/1/52	4,750,000	3,818,169
Series A, Insured: Moral Obligation
4.00%, due 6/1/56	6,305,000	4,923,800
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
3.00%, due 11/15/51	17,750,000	11,631,481
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
3.25%, due 8/1/49	11,750,000	7,532,651
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
4.00%, due 8/1/49	21,355,000	16,651,642
	Principal Amount	Value

Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds (continued)
Series A-2
5.00%, due 8/1/44	$ 19,005,000	$ 18,149,790
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,419,487
Series A
5.00%, due 12/1/48	7,250,000	6,566,327
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	4,175,000	4,199,571
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	4,250,000	3,706,643
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	1,591,596
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,206,305
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	219,019
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	4,540,000	3,886,755
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,365,521
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	355,008
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,187,859
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	549,903
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	215,124
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series A
(zero coupon), due 9/1/40	$ 5,250,000	$ 2,015,919
Series A
(zero coupon), due 9/1/41	3,925,000	1,414,847
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (b)	2,435,000	2,437,725
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	1,500,000	1,203,868
Great Western Metropolitan District, Limited General Obligation
4.75%, due 12/1/50	1,500,000	1,216,520
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation
Series A
5.875%, due 12/1/50	1,325,000	1,142,809
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,615,000	4,105,473
Johnstown Plaza Metropolitan District, Limited General Obligation
4.25%, due 12/1/46	7,500,000	5,699,094
Jones District Community Authority Board, Revenue Bonds
(zero coupon), due 12/1/50 (d)	5,050,000	3,781,613
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A
5.625%, due 12/1/50 (a)	1,485,000	1,264,592
Mayfield Metropolitan District, Limited General Obligation
Series A
5.75%, due 12/1/50	1,190,000	1,060,786
	Principal Amount	Value

Colorado (continued)
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/49	$ 1,250,000	$ 1,032,498
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	2,000,000	1,616,351
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/39	3,805,000	3,468,317
Series A, Insured: AGM
4.00%, due 12/1/46	20,950,000	17,291,728
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	4,034,569
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	1,500,000	1,241,329
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,082,982
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	1,830,219
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	1,250,000	932,910
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	673,615

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Village Metropolitan District (The), Limited General Obligation
5.00%, due 12/1/49	$ 1,000,000	$ 864,512
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (a)	18,149,000	12,345,661
		213,802,863
Connecticut 0.6%
City of Hartford CT, Unlimited General Obligation
Series B, Insured: State Guaranteed
5.00%, due 4/1/26	60,000	60,406
Series B, Insured: State Guaranteed
5.00%, due 4/1/27	500,000	503,345
Series B, Insured: State Guaranteed
5.00%, due 4/1/30	640,000	643,974
Series B, Insured: State Guaranteed
5.00%, due 4/1/33	100,000	100,546
City of New Haven CT, Unlimited General Obligation
Series A
4.00%, due 8/1/41	2,925,000	2,514,403
City of West Haven CT, Unlimited General Obligation
4.00%, due 9/15/41	1,130,000	973,244
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a)
Series B-1
3.25%, due 1/1/27	750,000	723,012
Series A
5.00%, due 1/1/30	500,000	493,753
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,600,000	4,432,701
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds (continued)
Series N
4.00%, due 7/1/49	$ 7,500,000	$ 5,332,366
Series N
5.00%, due 7/1/31	575,000	561,645
Series N
5.00%, due 7/1/32	575,000	556,619
Series N
5.00%, due 7/1/33	475,000	455,866
Series N
5.00%, due 7/1/34	700,000	664,448
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	928,243
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (a)
Series A-1
4.50%, due 10/1/34	2,350,000	2,133,065
Series A-1
5.00%, due 10/1/39	1,000,000	922,567
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,695,000	3,163,102
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (a)	1,750,000	1,438,725
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (a)	2,235,000	1,873,409
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
Series B, Insured: BAM
3.25%, due 11/15/35 (b)	$ 7,190,000	$ 5,836,576
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,408,308
State of Connecticut, Unlimited General Obligation
Series C
5.00%, due 6/15/28	4,750,000	5,125,720
Series E
5.00%, due 9/15/37	2,250,000	2,341,917
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (a)
4.00%, due 4/1/31	300,000	271,489
4.00%, due 4/1/36	485,000	414,936
4.00%, due 4/1/41	575,000	464,975
4.00%, due 4/1/51	1,250,000	932,846
		45,272,206
Delaware 0.5%
County of Kent DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	926,056
Series A
5.00%, due 7/1/48	2,735,000	2,285,273
Series A
5.00%, due 7/1/53	4,090,000	3,347,996
Series A
5.00%, due 7/1/58	6,700,000	5,349,756
Delaware State Economic Development Authority, Newark Charter School, Inc. Project, Revenue Bonds
4.00%, due 9/1/41	1,600,000	1,353,561
	Principal Amount	Value

Delaware (continued)
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	$ 2,235,000	$ 1,953,203
4.375%, due 6/1/48	9,400,000	7,928,936
5.00%, due 6/1/37	1,000,000	1,006,923
5.00%, due 6/1/43	4,750,000	4,618,096
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds
5.00%, due 7/1/32	3,555,000	3,596,763
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/40	6,750,000	6,875,767
		39,242,330
District of Columbia 1.6%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	83,000,000	16,083,333
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,375,000	1,095,128
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,499,939
5.00%, due 10/1/45	5,105,000	4,687,417
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,311,370
District of Columbia, Revenue Bonds
5.00%, due 6/1/50	4,750,000	4,268,408
District of Columbia, International School Obligated Group, Revenue Bonds
5.00%, due 7/1/54	2,550,000	2,254,244

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	$ 1,015,000	$ 861,158
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	4,000,000	3,279,932
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B, Insured: AGM
4.00%, due 10/1/53	13,100,000	10,415,778
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	5,005,000	2,014,188
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/49	100,045,000	80,682,451
		128,453,346
Florida 2.9%
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	699,984
Capital Trust Agency, Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (a)	2,000,000	1,906,522
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	410,812
4.00%, due 5/1/51	845,000	637,415
	Principal Amount	Value

Florida (continued)
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	$ 200,000	$ 143,405
4.00%, due 5/1/51	290,000	218,627
Charlotte County Industrial Development Authority, Town & Country Utility Project, Revenue Bonds
Series A
4.00%, due 10/1/51 (a)(b)	3,500,000	2,350,405
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds
Series A
5.00%, due 11/15/48	3,000,000	2,829,214
Series B
5.625%, due 11/15/43	1,500,000	1,505,115
City of Fort Myers FL, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,275,000	8,660,150
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	325,000	325,335
City of Pompano Beach FL, John Knox Village Project, Revenue Bonds
Series A
4.00%, due 9/1/51	650,000	461,674
Series A
4.00%, due 9/1/56	5,165,000	3,558,733
City of Tallahassee FL, Tallahassee Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/40	6,935,000	6,717,532
Collier County Educational Facilities Authority, Ave Maria University, Inc. Project, Revenue Bonds
Series A
6.125%, due 6/1/43	2,500,000	2,497,952
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Collier County Health Facilities Authority, Moorings, Inc. Obligated Group (The), Revenue Bonds
4.00%, due 5/1/52	$ 8,000,000	$ 6,322,940
Cordova Palms Community Development District, Special Assessment
3.00%, due 5/1/41 (a)	1,215,000	828,942
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	4,345,000	3,188,948
Series A-1
5.00%, due 10/1/44	11,150,000	10,346,541
Elevation Pointe Community Development District, Special Assessment
Series A-1
4.60%, due 5/1/52	1,090,000	907,575
Epperson North Community Development District, Assessment Area 3, Special Assessment
Series A
3.40%, due 11/1/41	2,165,000	1,545,673
Epperson North Community Development District, Assessment Area 2, Special Assessment
3.50%, due 5/1/41	795,000	579,751
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Revenue Bonds
Series A
4.00%, due 8/15/50	4,865,000	3,699,440
Florida Development Finance Corp., Mayflower Retirement Community Centre, Inc., Revenue Bonds
Series B-1
2.375%, due 6/1/27 (a)	835,000	732,440
	Principal Amount	Value

Florida (continued)
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/52	$ 14,155,000	$ 11,587,545
Series A
5.00%, due 2/1/40	2,600,000	2,355,875
Series A
5.00%, due 2/1/52	6,400,000	5,452,320
Florida Development Finance Corp., River City Education Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/55	1,000,000	715,587
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (a)	4,305,000	3,892,672
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/50	3,000,000	2,695,609
Series A
5.00%, due 6/15/55	5,600,000	4,958,678
Series A
5.00%, due 6/15/56	3,000,000	2,648,910
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	6,420,000	4,897,421
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,165,317
5.00%, due 3/1/49	1,630,000	1,346,544
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	77,565,000	58,895,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds (continued)
Series A
4.00%, due 8/1/55	$ 20,035,000	$ 14,822,634
Lakewood Ranch Stewardship District, Star Farms at Lakewood Ranch Project Phase 1 and 2, Special Assessment
3.00%, due 5/1/41	430,000	306,190
4.00%, due 5/1/52	675,000	505,493
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds
Series A
5.75%, due 12/1/52 (a)	7,125,000	4,823,869
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/46	7,000,000	5,529,862
Series B
4.00%, due 11/15/51	3,190,000	2,456,228
5.00%, due 11/15/29	1,825,000	1,826,197
5.00%, due 11/15/39	2,230,000	2,183,760
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,502,347
Series C
5.00%, due 10/1/40	1,000,000	967,689
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	421,161
3.50%, due 5/1/41	1,000,000	733,802
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	268,744
3.875%, due 5/1/41	1,000,000	771,030
4.125%, due 5/1/52	365,000	279,470
	Principal Amount	Value

Florida (continued)
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	$ 500,000	$ 380,078
4.00%, due 5/1/51	1,075,000	809,454
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (d)	3,750,000	3,922,454
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai residencies of Boca Raton, Revenue Bonds
4.00%, due 6/1/36	4,000,000	3,260,668
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (a)	3,280,000	2,966,322
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/49	1,750,000	1,480,467
Series A
5.00%, due 1/1/55	800,000	661,084
Preston Cove Community Development District, Special Assessment
4.00%, due 5/1/42	1,825,000	1,481,056
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	1,550,000	1,375,737
4.125%, due 5/1/41	3,055,000	2,539,002
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	751,424
Stillwater Community Development District, 2021 Project, Special Assessment (a)
3.00%, due 6/15/31	410,000	342,180
3.50%, due 6/15/41	1,000,000	737,384
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	$ 1,800,000	$ 1,228,062
Two Rivers North Community Development District, Special Assessment
5.25%, due 5/1/52	1,500,000	1,345,282
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	782,526
V-Dana Community Development District, Assessment Area 1-2020 Project, Special Assessment
4.00%, due 5/1/51 (a)	1,200,000	905,522
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (a)	330,000	245,846
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
4.00%, due 5/1/42	1,130,000	917,129
4.25%, due 5/1/52	1,360,000	1,067,078
		226,284,179
Georgia 1.4%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
3.625%, due 7/1/42 (a)	5,605,000	4,469,658
Development Authority of Cobb County (The), Kennesaw State University Real Estate Foundations Project, Revenue Bonds, Junior Lien
Series C
5.00%, due 7/15/38	2,390,000	2,258,006
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
5.00%, due 7/1/36	3,750,000	3,581,645
	Principal Amount	Value

Georgia (continued)
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	$ 1,500,000	$ 923,499
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
4.00%, due 1/1/54	4,750,000	3,582,146
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier
5.00%, due 1/1/54 (a)	4,000,000	3,050,065
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,550,000	5,629,775
Series A
5.00%, due 5/15/38	3,500,000	3,404,486
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/49	14,300,000	12,029,539
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	54,975,000	43,462,641
Series A
5.00%, due 1/1/56	17,300,000	16,150,232
Series A
5.00%, due 1/1/63	7,315,000	6,496,571
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/45	5,750,000	5,621,203
		110,659,466
Guam 0.9%
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C
6.375%, due 10/1/43	1,550,000	1,586,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Antonio B Won Pat International Airport Authority, Revenue Bonds (b) (continued)
Series C
6.375%, due 10/1/43	$ 1,450,000	$ 1,483,896
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	1,190,000	1,088,964
Series A
5.00%, due 2/1/40	4,875,000	4,372,484
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	8,770,000	8,779,972
5.00%, due 1/1/46	3,950,000	3,838,259
5.50%, due 7/1/43	13,315,000	13,514,753
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	4,950,000	5,003,548
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	5,920,000	5,007,788
Series F
4.00%, due 1/1/42	4,310,000	3,387,763
Series D
5.00%, due 11/15/29	1,455,000	1,452,706
Series D
5.00%, due 11/15/34	4,630,000	4,453,866
Series D
5.00%, due 11/15/35	5,700,000	5,450,605
Series D
5.00%, due 11/15/39	9,870,000	9,169,125
		68,589,963
Hawaii 0.5%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.375%, due 5/15/42	2,300,000	1,917,438
5.00%, due 5/15/51	5,635,000	5,133,620
	Principal Amount	Value

Hawaii (continued)
Kauai County Community Facilities District, Community Facilities District No. 2008-1, Special Tax
5.00%, due 5/15/44	$ 1,775,000	$ 1,702,043
5.00%, due 5/15/49	2,750,000	2,588,894
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds (b)
Insured: AGM-CR
3.50%, due 10/1/49	25,275,000	18,113,106
Series B
4.00%, due 3/1/37	3,950,000	3,472,727
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (a)	1,500,000	1,226,962
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds (a)
Series A
6.625%, due 7/1/33	2,085,000	2,092,461
Series A
6.875%, due 7/1/43	4,340,000	4,354,156
		40,601,407
Idaho 0.1%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	955,721
Idaho Housing & Finance Association, Gem Prep: Meridian Project, Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/57	4,365,000	3,295,855
		4,251,576
Illinois 11.2%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/37	1,260,000	962,935
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Bridgeview Finance Corp., Sales Tax, Revenue Bonds (continued)
Series A
5.00%, due 12/1/42	$ 7,250,000	$ 5,183,892
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,175,000	4,061,032
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	13,050,000	8,690,492
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	106,509
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	686,045
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/40	1,765,000	1,410,076
Series A
4.00%, due 12/1/42	2,965,000	2,302,053
Series A
4.00%, due 12/1/43	4,000,000	3,076,742
Series A
4.00%, due 12/1/47	45,635,000	33,794,365
Series A
5.00%, due 12/1/30	3,500,000	3,421,379
Series B
5.00%, due 12/1/31	4,700,000	4,568,079
Series B
5.00%, due 12/1/32	1,250,000	1,203,617
Series B
5.00%, due 12/1/33	2,050,000	1,966,185
Series G
5.00%, due 12/1/34	1,915,000	1,817,166
Series H
5.00%, due 12/1/36	4,430,000	4,155,876
Series A
5.00%, due 12/1/37	13,555,000	12,432,638
Series A
5.00%, due 12/1/40	6,740,000	6,082,150
Series G
5.00%, due 12/1/44	2,785,000	2,452,709
Series D
5.00%, due 12/1/46	6,200,000	5,400,100
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series H
5.00%, due 12/1/46	$ 6,700,000	$ 5,844,259
Series A
5.00%, due 12/1/47	29,345,000	25,329,571
Series C
5.25%, due 12/1/39	1,405,000	1,302,497
Series B
6.50%, due 12/1/46	1,900,000	1,962,936
Series A
7.00%, due 12/1/44	11,075,000	11,570,107
Chicago Board of Education, Revenue Bonds
5.00%, due 4/1/46	4,700,000	4,288,703
6.00%, due 4/1/46	34,200,000	34,820,751
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,153,392
Series B
7.00%, due 12/1/42 (a)	9,700,000	10,365,127
Series A
7.00%, due 12/1/46 (a)	3,700,000	3,929,527
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,578,020
5.00%, due 4/1/36	1,270,000	1,235,753
5.00%, due 4/1/37	435,000	420,481
5.00%, due 4/1/42	3,500,000	3,278,416
Chicago Board of Education, School Reform Board, Unlimited General Obligation
Series A, Insured: AGC-ICC FGIC
5.50%, due 12/1/26	18,900,000	19,581,160
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,437,151
5.00%, due 7/1/48	4,750,000	4,322,959
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Second Lien
5.00%, due 12/1/46	8,750,000	8,324,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	$ 300,000	$ 170,341
City of Chicago IL, Unlimited General Obligation
Series A
4.00%, due 1/1/35	2,325,000	1,979,709
Series A
5.00%, due 1/1/33	7,500,000	7,190,314
Series C
5.00%, due 1/1/38	2,410,000	2,282,212
Series A
5.00%, due 1/1/39	5,750,000	5,414,948
Series A
5.00%, due 1/1/40	3,950,000	3,698,768
Series A
5.00%, due 1/1/44	11,250,000	10,339,897
Series A
5.50%, due 1/1/49	18,150,000	17,588,216
Series A
6.00%, due 1/1/38	39,020,000	39,753,997
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	14,800,000	13,568,556
City of Chicago IL, Taxable Project, Unlimited General Obligation
Series B
5.50%, due 1/1/31	2,360,000	2,360,914
Series D
5.50%, due 1/1/37	3,500,000	3,443,268
Series D
5.50%, due 1/1/40	1,245,000	1,216,527
Series A
5.75%, due 1/1/34	3,600,000	3,582,111
City of Galesburg IL, Knox College Project, Revenue Bonds
Series A
4.00%, due 10/1/46	5,750,000	4,688,459
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (b)	500,000	373,790
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/46	$ 1,500,000	$ 1,160,363
Series A
4.00%, due 8/1/51	2,500,000	1,869,789
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	19,565,000	15,015,858
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,000,000	758,512
4.00%, due 11/1/56	750,000	550,204
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	2,452,566
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,846,184
6.25%, due 9/1/39	150,000	151,867
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (e)(f)
5.00%, due 2/15/37	7,375,000	3,613,750
5.125%, due 2/15/45	5,715,000	2,800,350
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	9,750,000	9,869,867
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	1,265,000	1,081,114
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/47	6,250,000	5,286,694
Series A
5.00%, due 2/15/50	1,835,000	1,532,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	$ 1,155,000	$ 1,003,607
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	3,000,000	2,809,846
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
5.00%, due 8/1/49	1,300,000	1,230,753
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,879,440
Illinois Finance Authority, Roosevelt University, Revenue Bonds (a)
Series A
6.00%, due 4/1/38	3,130,000	2,961,386
Series A
6.125%, due 4/1/49	2,355,000	2,182,482
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/31	5,000,000	3,148,041
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	18,445,000	10,932,982
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	25,720,000	14,772,133
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	12,350,000	6,873,497
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	45,815,000	24,629,874
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	34,195,000	15,711,919
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	6,000,000	2,666,006
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	64,100,000	27,661,804
Series B
(zero coupon), due 12/15/50	35,130,000	6,368,774
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series B, Insured: AGM-CR
(zero coupon), due 12/15/50	$ 10,000,000	$ 2,135,810
Series B
(zero coupon), due 12/15/51	55,300,000	9,411,562
Series B
(zero coupon), due 12/15/54	57,160,000	8,031,860
(zero coupon), due 12/15/56	29,650,000	3,662,733
Series B, Insured: AGM
(zero coupon), due 12/15/56	35,995,000	5,497,156
Series A, Insured: BAM
4.00%, due 12/15/42	2,500,000	1,998,380
4.00%, due 12/15/47	13,125,000	10,129,234
Series A
4.00%, due 6/15/50	22,200,000	16,779,153
4.00%, due 6/15/52	14,675,000	10,946,209
5.00%, due 6/15/42	1,000,000	946,724
Series A
5.00%, due 12/15/45	1,430,000	1,326,840
5.00%, due 6/15/50	17,600,000	16,132,655
Series A
5.00%, due 6/15/57	2,000,000	1,811,620
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 6/15/38	9,600,000	3,997,056
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	850,000	282,098
Series B-1, Insured: AGM
(zero coupon), due 6/15/44	72,470,000	22,652,231
Series B-1, Insured: AGM
(zero coupon), due 6/15/45	8,000,000	2,345,982
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
Series A
(zero coupon), due 12/15/38	3,750,000	1,487,571
Series A
(zero coupon), due 6/15/39	3,600,000	1,370,876
Series A
(zero coupon), due 6/15/40	3,500,000	1,245,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Northern Illinois University, Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
4.00%, due 4/1/37	$ 1,300,000	$ 1,147,903
Series B, Insured: BAM
4.00%, due 4/1/39	1,300,000	1,125,164
Series B, Insured: BAM
4.00%, due 4/1/41	1,350,000	1,148,524
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/44	4,750,000	4,182,863
Series A, Insured: BAM
4.00%, due 1/1/49	13,750,000	11,720,478
State of Illinois, Unlimited General Obligation
Series B
4.00%, due 12/1/39	9,460,000	7,768,562
Insured: BAM
4.00%, due 6/1/41	25,355,000	21,144,381
Series C
4.00%, due 10/1/41	7,650,000	6,124,896
Series C
4.00%, due 10/1/42	8,750,000	6,897,714
Series C
4.25%, due 10/1/45	23,500,000	18,786,485
Series A
4.50%, due 12/1/41	6,525,000	5,593,073
Series A
5.00%, due 12/1/25	3,270,000	3,295,838
Series D
5.00%, due 11/1/26	3,995,000	4,023,728
Series D
5.00%, due 11/1/27	10,700,000	10,742,107
Series A
5.00%, due 12/1/27	2,315,000	2,323,657
Series B
5.00%, due 12/1/27	9,115,000	9,149,086
5.00%, due 2/1/28	2,700,000	2,707,471
Series C
5.00%, due 11/1/29	14,335,000	14,347,460
Series A
5.00%, due 12/1/31	1,485,000	1,477,447
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
5.00%, due 12/1/39	$ 2,400,000	$ 2,269,878
Series A
5.00%, due 5/1/40	2,000,000	1,877,911
5.75%, due 5/1/45	17,020,000	17,073,119
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	19,500,000	15,603,693
University of Illinois, Facilities System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/37	3,710,000	2,840,914
Series A, Insured: BAM
3.00%, due 4/1/38	3,825,000	2,868,138
Series A, Insured: BAM
3.00%, due 4/1/39	2,435,000	1,792,489
Series A, Insured: BAM
3.00%, due 4/1/40	3,805,000	2,750,323
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/48	14,905,000	14,078,503
Village of Bridgeview IL, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	85,323
Series A
5.50%, due 12/1/43	1,545,000	1,394,890
Series A
5.50%, due 12/1/43	1,260,000	1,137,580
Series A
5.625%, due 12/1/41	3,940,000	3,658,165
Series A
5.75%, due 12/1/35	2,705,000	2,626,335
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	399,376
Insured: NATL-RE
4.45%, due 12/1/28	430,000	427,541
Insured: NATL-RE
4.50%, due 12/1/30	475,000	459,130
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation (continued)
Insured: NATL-RE
4.50%, due 12/1/32	$ 520,000	$ 512,819
Insured: NATL-RE
4.50%, due 12/1/34	575,000	551,687
Village of Riverdale IL, Unlimited General Obligation
8.00%, due 10/1/36	1,660,000	1,662,728
Village of Romeoville IL, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/41	1,000,000	864,720
Series B
4.125%, due 10/1/46	2,100,000	1,744,914
Series B
5.00%, due 10/1/36	1,000,000	1,004,298
Series B
5.00%, due 10/1/39	1,275,000	1,276,248
		870,852,485
Indiana 0.3%
City of Valparaiso IN, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (b)	5,200,000	5,320,423
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29	1,170,000	1,173,963
5.25%, due 2/1/34	750,000	753,409
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,936,540
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	4,750,000	4,207,741
Series A
5.00%, due 11/15/53	4,150,000	3,615,717
	Principal Amount	Value

Indiana (continued)
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
Series A
6.75%, due 5/1/39 (b)	$ 1,250,000	$ 1,375,453
Town of Upland IN, Taylor University Project, Revenue Bonds
4.00%, due 9/1/39	2,030,000	1,792,808
4.00%, due 9/1/46	3,000,000	2,505,805
		22,681,859
Iowa 1.0%
City of Coralville IA, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	890,000	890,000
City of Coralville IA, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	2,432,113
City of Coralville IA, Revenue Bonds
Series C
5.00%, due 5/1/42	7,000,000	6,183,592
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds
Series A-1
4.00%, due 5/15/55	3,500,000	2,267,881
Iowa Finance Authority, Iowa Fertilizer Co. LLC, Revenue Bonds
5.00%, due 12/1/50	15,485,000	13,431,673
5.00%, due 12/1/50 (g)	7,015,000	6,254,765
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	3,000,000	2,425,230
4.00%, due 10/1/50	10,750,000	8,403,763
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2
(zero coupon), due 6/1/65	164,535,000	14,721,029

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A-2
4.00%, due 6/1/49	$ 6,750,000	$ 5,257,700
Series B-1
4.00%, due 6/1/49	4,490,000	4,102,210
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/61	8,750,000	5,359,185
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,196,523
5.00%, due 12/1/41	3,000,000	3,196,523
		78,122,187
Kansas 0.2%
City of Manhattan KS, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	1,000,000	713,665
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (a)	55,575,000	15,835,974
		16,549,639
Kentucky 1.0%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,480,000	3,707,043
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,605,000	3,685,562
City of Henderson KY, Pratt Paper LLC Project, Revenue Bonds (a)(b)
Series A
4.45%, due 1/1/42	5,750,000	4,846,883
Series B
4.45%, due 1/1/42	9,250,000	7,797,160
	Principal Amount	Value

Kentucky (continued)
City of Henderson KY, Pratt Paper LLC Project, Revenue Bonds (a)(b) (continued)
Series A
4.70%, due 1/1/52	$ 8,150,000	$ 6,688,825
Series B
4.70%, due 1/1/52	4,350,000	3,570,109
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/32	6,200,000	6,206,277
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	4,175,000	3,881,403
Series A
5.00%, due 6/1/45	9,475,000	8,525,292
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
5.00%, due 8/1/44	4,750,000	4,536,254
Series A-2
5.00%, due 8/1/44	3,500,000	3,342,503
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	20,945,000	17,619,839
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds
Series A
4.00%, due 10/1/34	1,565,000	1,463,733
		75,870,883
Louisiana 0.2%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	1,475,000	1,404,187
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
City of New Orleans LA, Water System, Revenue Bonds
5.00%, due 12/1/44	$ 5,250,000	$ 5,434,581
Louisiana Local Government Environmental Facilities & Community Development Authority, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (a)	2,500,000	1,969,310
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	4,750,000	4,659,707
		13,467,785
Maine 0.1%
City of Portland ME, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,400,000	1,210,595
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
5.00%, due 7/1/33	3,575,000	3,614,640
5.00%, due 7/1/43	2,590,000	2,618,718
		7,443,953
Maryland 1.1%
County of Baltimore MD, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	1,750,000	1,445,819
4.00%, due 1/1/50	2,500,000	2,008,388
County of Frederick MD, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,097,370
County of Frederick MD, Mount St Mary's University, Inc., Revenue Bonds (a)
Series A
5.00%, due 9/1/37	3,000,000	2,771,603
Series A
5.00%, due 9/1/45	500,000	434,880
	Principal Amount	Value

Maryland (continued)
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
3.25%, due 9/1/30	$ 1,250,000	$ 1,087,442
4.00%, due 9/1/50	4,000,000	2,981,331
Maryland Economic Development Corp., SSA Baltimore Project, Revenue Bonds
3.997%, due 4/1/34	11,600,000	9,085,271
Maryland Economic Development Corp., Purple Line Light Project, Green Bond, Revenue Bonds
Series B
5.25%, due 6/30/52 (b)	35,000,000	34,053,310
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	20,310,000	15,527,659
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/51	1,000,000	758,721
4.00%, due 6/1/55	1,000,000	738,478
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	1,000,000	1,022,557
Series A
5.00%, due 7/1/48	3,000,000	3,022,640
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	3,793,188
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (a)
Series A
5.125%, due 7/1/37	1,260,000	1,146,493
Series A
5.375%, due 7/1/52	1,530,000	1,317,228

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	$ 1,000,000	$ 1,006,587
		83,298,965
Massachusetts 1.0%
Massachusetts Development Finance Agency, Seven Hills Foundation Obligated Group, Revenue Bonds
4.00%, due 9/1/34	1,000,000	888,379
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/44	15,200,000	12,044,734
Series C, Insured: AGM
4.00%, due 10/1/45	2,150,000	1,757,692
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/51	1,355,000	1,103,361
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	3,015,268
5.125%, due 11/15/46	5,700,000	5,474,539
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (a)
Series G
5.00%, due 7/15/35	270,000	253,053
Series G
5.00%, due 7/15/36	235,000	218,938
Series G
5.00%, due 7/15/37	245,000	226,438
Series G
5.00%, due 7/15/46	1,100,000	948,515
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	$ 1,325,000	$ 1,300,273
5.00%, due 9/1/45	1,175,000	1,127,414
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	2,750,000	2,787,148
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/41 (a)	3,925,000	3,274,780
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,660,066
5.00%, due 10/1/48	7,750,000	6,211,867
5.00%, due 10/1/54	15,600,000	12,174,452
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,205,000	7,846,749
Series I
5.00%, due 7/1/46	2,000,000	1,895,941
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	10,165,000	8,566,891
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (b)
Series B
2.00%, due 7/1/37	3,600,000	2,797,435
Series C
3.00%, due 7/1/51	4,000,000	2,399,690
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
3.00%, due 7/1/35 (b)	1,580,000	1,578,015
		79,551,638
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan 2.1%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	$ 3,260,000	$ 3,012,105
5.00%, due 2/15/47	3,000,000	2,641,389
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,011,709
5.125%, due 11/1/35	605,000	560,650
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	19,608
5.00%, due 4/1/27	850,000	868,961
5.00%, due 4/1/31	1,000,000	1,011,332
5.00%, due 4/1/33	1,200,000	1,203,553
5.00%, due 4/1/35	1,000,000	991,253
5.00%, due 4/1/37	1,100,000	1,080,420
5.00%, due 4/1/38	850,000	827,777
Insured: AMBAC
5.25%, due 4/1/24	45,725	44,890
5.50%, due 4/1/45	1,100,000	1,094,671
5.50%, due 4/1/50	2,070,000	2,075,387
City of Detroit MI, Water Supply System, Revenue Bonds, Second Lien
Series B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,015
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	1,930,000	1,705,559
4.00%, due 7/1/41	3,850,000	2,837,915
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	48,800,000	9,831,663
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	190,150,000	12,792,379
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Calvin University Obligated Group, Revenue Bonds
4.00%, due 9/1/46	$ 4,720,000	$ 3,766,391
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	6,750,000	5,672,047
Michigan Finance Authority, Henry Ford Health System, Revenue Bonds
4.00%, due 11/15/50	4,995,000	3,920,354
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,015,443
Series C
5.00%, due 7/1/35	2,000,000	2,028,373
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	1,011,529
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	972,115
5.00%, due 12/1/40	1,700,000	1,616,262
5.00%, due 12/1/45	4,450,000	4,118,429
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,414,404
5.25%, due 2/1/32	3,600,000	3,495,730
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	3,761,806
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	2,410,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	$ 1,025,000	$ 885,910
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,513,688
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (a)	1,955,000	1,518,084
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	284,910
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	6,015,000	5,583,508
Michigan Strategic Fund, State of Michigan Department of Transportation, Revenue Bonds
5.00%, due 6/30/48 (b)	18,930,000	16,513,705
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	284,930,000	28,327,541
Series B
(zero coupon), due 6/1/52	23,420,000	2,165,113
Series C
(zero coupon), due 6/1/58	573,230,000	22,687,469
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	672,439
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	2,233,830
		162,211,252
	Principal Amount	Value

Minnesota 1.0%
City of Crookston MN, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	$ 4,000,000	$ 3,377,412
City of Forest Lake MN, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,130,894
City of Ham Lake MN, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,500,000	3,025,435
City of Independence MN, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	972,342
Series A
4.00%, due 7/1/56	1,080,000	726,774
City of Minneapolis MN, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (a)	3,835,000	3,327,374
City of Rochester MN, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	2,000,000	1,629,306
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/53	15,550,000	14,750,212
Series A
5.25%, due 2/15/58	39,405,000	38,028,367
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds
Series B
5.25%, due 6/15/42	4,000,000	3,778,839
Series B
5.25%, due 6/15/47	3,000,000	2,786,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds (continued)
Series B
5.25%, due 6/15/52	$ 5,000,000	$ 4,583,200
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (c)(e)(f)	6,000,000	1,440,000
		79,556,255
Mississippi 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	7,750,000	4,633,555
Missouri 0.5%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	3,055,000	2,734,640
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	2,225,000	1,760,508
City of Lees Summit MO, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (a)	3,045,000	2,575,939
Health & Educational Facilities Authority of the State of Missouri, Maryville University of St. Louis, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	2,798,598
Series A
5.00%, due 6/15/45	3,520,000	3,423,345
	Principal Amount	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Project, Revenue Bonds
4.00%, due 2/1/42	$ 3,750,000	$ 2,896,780
Health & Educational Facilities Authority of the State of Missouri, AT Still University of Health Sciences, Revenue Bonds
Series A
4.00%, due 10/1/43	1,125,000	987,193
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	2,125,000	1,603,222
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Revenue Bonds
5.00%, due 11/1/40	2,000,000	1,659,277
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/40 (a)	4,700,000	3,434,619
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	955,000	826,320
6.00%, due 5/1/42	2,800,000	2,396,159
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,500,000	6,072,982
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,584,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
St. Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	$ 3,250,000	$ 3,267,946
		38,021,873
Montana 0.2%
County of Gallatin MT, Bozeman Fiber Project, Revenue Bonds (a)
Series A
4.00%, due 10/15/41	3,000,000	2,231,189
Series A
4.00%, due 10/15/51	4,000,000	2,674,186
Montana Facility Finance Authority, Montana Children's Home and Hospital, Revenue Bonds
Series A
4.00%, due 7/1/50	9,750,000	7,358,356
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,515,000	5,204,005
		17,467,736
Nebraska 0.0% ‡
County of Douglas NE, Creighton University, Revenue Bonds
Series A
3.00%, due 7/1/51	2,500,000	1,537,372
Nevada 0.3%
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (a)	15,500,000	1,594,355
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds, First Lien
Series A
4.00%, due 6/1/43	2,500,000	2,092,208
	Principal Amount	Value

Nevada (continued)
City of Reno NV, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (a)	$ 9,000,000	$ 845,273
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
4.00%, due 7/1/39	4,460,000	3,998,605
Series B
4.00%, due 7/1/40	4,390,000	3,893,020
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	2,721,344
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A
5.00%, due 12/15/38	1,000,000	936,781
Series A
5.00%, due 12/15/48	3,465,000	3,064,539
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/34	2,000,000	1,962,136
5.00%, due 7/1/40	2,500,000	2,356,806
		23,465,067
New Hampshire 0.2%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/26	1,995,000	1,706,942
Manchester Housing and Redevelopment Authority, Inc., Meals & Rooms Tax, Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/27	2,380,000	1,930,561
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	3,175,000	2,575,254
4.00%, due 1/1/51	4,600,000	3,441,981
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds (a)
5.00%, due 7/1/51	$ 2,000,000	$ 1,531,923
5.00%, due 7/1/56	910,000	677,408
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (a)	1,500,000	1,320,636
New Hampshire Health and Education Facilities Authority Act, Catholic Medical Center, Revenue Bonds
5.00%, due 7/1/44	3,000,000	2,767,749
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	1,702,875
		17,655,329
New Jersey 3.9%
Camden County Improvement Authority (The), Camden School Prep Project, Revenue Bonds
5.00%, due 7/15/52 (a)	2,000,000	1,775,970
City of Atlantic City NJ, Unlimited General Obligation
Insured: AGM
4.00%, due 11/1/26	805,000	802,355
Essex County Improvement Authority, North Star Academy Charter School of New York Inc. Project, Revenue Bonds (a)
4.00%, due 7/15/60	11,955,000	8,569,949
Series A
4.00%, due 8/1/60	3,755,000	2,691,418
Essex County Improvement Authority, New Jersey Institute of Technology, NIJIT Student Housing Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 8/1/60	2,250,000	1,809,652
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A
4.00%, due 7/1/34	$ 1,000,000	$ 914,603
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	2,000,000	1,733,620
Series A
4.00%, due 11/1/44	11,250,000	9,294,459
Series A
5.00%, due 11/1/35	4,500,000	4,523,070
Series A
5.00%, due 11/1/36	3,500,000	3,500,050
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
4.00%, due 6/15/50	7,715,000	6,172,818
Series LLL
5.00%, due 6/15/36	5,250,000	5,252,975
Series LLL
5.00%, due 6/15/44	1,000,000	962,600
Series LLL
5.00%, due 6/15/49	6,840,000	6,532,448
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	500,000	446,259
Series A
5.00%, due 1/1/50	3,100,000	2,540,682
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	8,960,000	8,703,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (b)	$ 9,750,000	$ 9,042,730
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	12,110,000	9,761,182
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	2,926,794
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,626,647
5.375%, due 1/1/43	2,000,000	1,925,993
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (b)	10,585,000	10,447,339
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,079,601
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	2,190,000	1,853,905
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series 2020AA
4.00%, due 6/15/36	2,750,000	2,482,913
Series AA
4.00%, due 6/15/38	10,450,000	9,195,260
Series AA
4.00%, due 6/15/45	34,455,000	28,329,786
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series AA
4.00%, due 6/15/40	$ 11,500,000	$ 9,890,307
Series A
4.00%, due 6/15/41	3,000,000	2,553,635
Series BB
4.00%, due 6/15/46	8,610,000	7,027,874
Series BB
4.00%, due 6/15/50	22,355,000	17,886,372
Series AA
5.00%, due 6/15/50	9,270,000	8,834,928
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series BB
4.00%, due 6/15/40	1,250,000	1,075,033
Series BB
4.00%, due 6/15/42	12,450,000	10,457,655
Series BB
4.00%, due 6/15/50	7,245,000	5,796,769
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	8,580,000	8,676,242
South Jersey Port Corp., Marine Terminal, Revenue Bonds (b)
Series B
5.00%, due 1/1/42	16,150,000	14,893,121
Series B
5.00%, due 1/1/48	10,460,000	9,329,448
South Jersey Port Corp., Revenue Bonds
Series A
5.00%, due 1/1/49	12,155,000	11,465,333
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 11/1/50	24,400,000	19,933,553
Series A
5.00%, due 11/1/39	500,000	501,556
Series A
5.00%, due 11/1/45	10,250,000	9,886,810
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	5,175,000	4,980,642
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series B
5.00%, due 6/1/46	$ 19,300,000	$ 17,745,692
		306,833,482
New York 8.9%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 7/15/43	2,135,000	1,464,792
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	1,500,000	1,500,811
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (a)	1,225,000	1,058,656
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (a)	2,125,000	1,667,273
City of New Rochelle NY, Iona College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	3,455,000	3,459,820
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	6,700,000	5,723,111
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	38,000,000	6,747,375
	Principal Amount	Value

New York (continued)
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.25%, due 12/1/52	$ 7,000,000	$ 6,564,102
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	5,750,000	5,430,708
Series A
5.25%, due 7/1/56	3,160,000	2,431,183
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	2,075,000	1,578,649
Series A
4.00%, due 11/1/47	1,530,000	1,113,682
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
4.00%, due 11/15/45	31,750,000	25,062,066
Series E
4.00%, due 11/15/45	5,000,000	3,946,782
Series A-1
4.00%, due 11/15/46	21,445,000	16,772,937
Series A-1
4.00%, due 11/15/46	10,000,000	7,821,374
Series A-3, Insured: AGM
4.00%, due 11/15/46	7,600,000	6,274,621
Series A-1
4.00%, due 11/15/47	5,500,000	4,268,751
Series D-2
4.00%, due 11/15/47	16,250,000	12,612,218
Series A-1
4.00%, due 11/15/48	6,440,000	4,961,431
Series A-1
4.00%, due 11/15/49	43,630,000	33,464,101
4.00%, due 11/15/50	5,315,000	4,050,282
Series A-1, Insured: AGM
4.00%, due 11/15/50	8,550,000	6,905,125
Series A-1
4.00%, due 11/15/50	800,000	609,466

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series A-1
4.00%, due 11/15/52	$ 13,880,000	$ 10,450,789
Series A-1, Insured: AGM
4.00%, due 11/15/54	20,285,000	16,115,179
Series A-2
5.00%, due 11/15/27	3,150,000	3,195,085
Series B
5.00%, due 11/15/28	1,190,000	1,213,543
Series C
5.00%, due 11/15/42	5,120,000	4,841,834
Series D-1
5.00%, due 11/15/44	14,300,000	13,364,427
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/27	2,055,000	2,084,413
Series B
5.00%, due 11/15/40	14,750,000	14,076,429
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	3,000,000	2,266,034
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,150,000	6,951,550
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	1,840,453
Series A-3
5.125%, due 6/1/46	12,855,000	11,090,564
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	12,615,000	8,260,028
	Principal Amount	Value

New York (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 3/1/49	$ 1,750,000	$ 1,148,752
Series A, Insured: AGM-CR
3.00%, due 3/1/49	17,800,000	11,665,995
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/49	59,635,000	50,525,217
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	2,444,346
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	2,500,000	890,239
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	14,750,000	9,715,014
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	3,750,000	2,422,606
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a)
Class 1
5.00%, due 11/15/44	45,950,000	40,371,992
Class 2
5.15%, due 11/15/34	4,150,000	3,963,482
Class 2
5.375%, due 11/15/40	6,200,000	5,914,188
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/49	9,750,000	6,545,625
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	$ 3,250,000	$ 2,596,635
Series A
4.00%, due 8/1/38	1,750,000	1,379,422
Series A
4.00%, due 9/1/50	6,950,000	4,792,109
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	4,240,000	3,454,389
Series A
4.00%, due 7/1/53	4,310,000	3,474,919
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	990,662
5.00%, due 12/1/30	1,200,000	1,184,655
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/48	8,600,000	5,953,069
Series A-1
3.00%, due 3/15/51	43,645,000	29,536,902
Series A-1
4.00%, due 3/15/53	15,075,000	12,438,443
Series C
4.125%, due 3/15/57	5,500,000	4,569,588
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	6,250,000	5,484,900
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	56,435,000	46,932,915
5.00%, due 10/1/35	21,110,000	20,349,808
5.00%, due 10/1/40	19,880,000	18,755,534
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/34	$ 10,000,000	$ 9,557,598
5.00%, due 12/1/36	5,000,000	4,732,204
5.00%, due 12/1/38	12,990,000	12,132,283
5.00%, due 12/1/40	17,510,000	16,061,804
5.00%, due 12/1/41	18,500,000	16,799,295
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/41	19,985,000	18,688,081
5.00%, due 7/1/46	12,375,000	11,314,414
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (b)
5.25%, due 8/1/31	4,120,000	4,090,828
5.375%, due 8/1/36	3,445,000	3,354,953
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	2,709,767
Series A, Insured: AGM
3.00%, due 12/1/44	6,500,000	4,416,664
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,402,747
Port Authority of New York & New Jersey, Revenue Bonds (b)
Series 223
4.00%, due 7/15/46	9,620,000	7,924,428
Series 223
4.00%, due 7/15/51	2,745,000	2,215,903
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	1,500,000	1,522,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	$ 13,000,000	$ 1,906,239
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	636,576
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	61,885,000	5,165,665
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	886,692
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-3
3.00%, due 5/15/51	9,000,000	5,923,996
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	5,955,000	5,895,482
		696,079,554
North Carolina 0.8%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds
5.00%, due 6/30/54 (b)	9,750,000	8,787,943
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	1,320,000	1,068,118
4.00%, due 9/1/46	1,585,000	1,218,936
4.00%, due 9/1/51	500,000	370,728
	Principal Amount	Value

North Carolina (continued)
North Carolina Medical Care Commission, Plantation Village, Inc., Revenue Bonds
Series A
4.00%, due 1/1/52	$ 3,450,000	$ 2,482,622
North Carolina Medical Care Commission, United Methodist Retirement Homes, Revenue Bonds
Series A
5.00%, due 10/1/47	3,850,000	4,021,347
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	4,250,000	3,995,978
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,370,000	1,720,688
5.00%, due 1/1/49	24,000,000	22,196,266
Insured: AGM
5.00%, due 1/1/49	4,750,000	4,793,165
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/51	2,745,000	2,527,684
Series A
5.00%, due 7/1/54	7,005,000	6,370,961
		59,554,436
North Dakota 0.5%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 12/1/46	5,250,000	3,638,900
4.00%, due 12/1/51	3,955,000	2,947,722
County of Cass ND, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,250,000	9,078,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Dakota (continued)
County of Ward ND, Trinity Health Obligated Group, Revenue Bonds
Series C
5.00%, due 6/1/48	$ 27,940,000	$ 22,371,262
		38,036,362
Ohio 4.6%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	20,225,000	19,241,305
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
4.00%, due 2/15/39	17,795,000	15,730,344
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	1,500,000	1,189,412
Series B-2, Class 2
5.00%, due 6/1/55	183,615,000	154,762,198
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,420,000	10,301,446
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	4,955,000	4,530,818
Series A
5.00%, due 12/1/47	1,435,000	1,267,289
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (c)(e)(f)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
	Principal Amount	Value

Ohio (continued)
County of Cuyahoga OH, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	$ 1,440,000	$ 1,266,844
5.00%, due 2/15/37	5,100,000	5,080,910
5.00%, due 2/15/52	7,885,000	7,171,266
5.00%, due 2/15/57	8,360,000	7,386,417
5.50%, due 2/15/57	32,930,000	32,016,466
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	550,000	535,585
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	948,946
5.00%, due 1/1/46	2,090,000	1,795,086
County of Lucas OH, Promedica Healthcare Obligated Group, Revenue Bonds
Series A
5.25%, due 11/15/48	10,000,000	6,933,835
County of Montgomery OH, Kettering Health Network Obligated Group, Revenue Bonds
4.00%, due 8/1/51	3,265,000	2,596,003
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	4,250,000	3,827,085
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Revenue Bonds
Series A
3.25%, due 9/1/29	1,500,000	1,336,624
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(b)	3,750,000	3,035,984
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	4,750,000	3,213,120
5.00%, due 11/1/44	750,000	630,703

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	$ 1,675,000	$ 1,564,055
5.00%, due 3/1/44	9,360,000	8,500,592
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	4,045,000	2,870,654
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	876,725
5.50%, due 12/1/53	1,215,000	1,089,139
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
4.00%, due 1/15/50	52,375,000	41,142,778
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,250,000	4,365,892
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	1,400,000	1,319,498
Series A
5.00%, due 7/1/39	2,000,000	1,818,433
Series A
5.00%, due 7/1/46	9,540,000	8,233,910
		358,323,962
Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/37	2,215,000	1,877,673
5.00%, due 9/1/37	3,500,000	3,432,856
	Principal Amount	Value

Oklahoma (continued)
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (e)(f)
Series A
5.00%, due 8/1/47	$ 6,525,171	$ 6,525
Series A
5.25%, due 8/1/57	8,192,966	8,193
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,192,180
		6,517,427
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	640,627
County of Yamhill OR, George Fox University Project, Revenue Bonds
4.00%, due 12/1/51	3,200,000	2,529,458
Medford Hospital Facilities Authority, Rogue Valley Manor, Revenue Bonds
Series 2013A
5.00%, due 10/1/42	4,355,000	4,364,260
Oregon State Facilities Authority, Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	2,810,000	2,604,098
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (a)	1,560,000	1,288,763
		11,427,206
Pennsylvania 4.5%
Allegheny County Airport Authority, Revenue Bonds (b)
Series A, Insured: AGM
4.00%, due 1/1/46	6,525,000	5,257,899
Series A, Insured: AGM-CR
4.00%, due 1/1/56	34,650,000	26,829,949
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/44	$ 16,100,000	$ 13,180,991
Allegheny County Industrial Development Authority, Urban Academy of Greater Pittsburgh Charter School, Revenue Bonds
Series A
4.00%, due 6/15/41 (a)	1,895,000	1,424,456
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	3,100,000	3,127,710
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	14,950,000	12,822,802
5.00%, due 5/1/42	6,565,000	5,630,883
5.125%, due 5/1/32	4,300,000	3,998,186
5.25%, due 5/1/42	1,110,000	970,173
5.375%, due 5/1/42	4,225,000	3,742,592
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
5.00%, due 5/1/42	3,500,000	3,095,459
6.00%, due 5/1/42 (a)	4,500,000	4,244,294
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/46	10,150,000	7,094,080
5.00%, due 7/1/40	3,155,000	2,776,362
Cambria County General Financing Authority, St. Francis University, Revenue Bonds
Series TT5
4.00%, due 4/1/46	2,035,000	1,575,198
	Principal Amount	Value

Pennsylvania (continued)
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	$ 1,230,000	$ 1,171,738
5.75%, due 10/1/38	3,450,000	3,231,230
5.75%, due 10/1/43	2,290,000	2,077,984
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (a)	944,000	838,169
City of Erie PA Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds (a)
5.00%, due 9/15/27	705,000	684,509
5.00%, due 9/15/28	740,000	714,746
5.00%, due 9/15/29	150,000	143,854
5.00%, due 9/15/37	640,000	675,216
5.00%, due 9/15/37	2,755,000	2,387,074
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	13,700,000	12,493,482
Cumberland County Municipal Authority, Revenue Bonds
Series A
5.00%, due 1/1/39	195,000	210,862
Series A
5.00%, due 1/1/39	1,805,000	1,769,593
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (a)
5.00%, due 10/15/34	5,850,000	5,327,832
5.125%, due 10/15/41	4,700,000	4,098,493
5.875%, due 10/15/40	3,700,000	3,547,549
6.25%, due 10/15/53	9,250,000	8,919,128
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,405,000	1,228,559
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	309,703

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds (continued)
5.00%, due 12/1/49	$ 1,020,000	$ 794,091
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A
6.00%, due 7/15/38	2,930,000	2,938,089
Series A
6.50%, due 7/15/48	4,200,000	4,259,254
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series OO2
5.00%, due 5/1/46	4,005,000	4,012,473
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	500,000	404,186
5.00%, due 3/1/50	750,000	587,943
Lancaster Higher Education Authority, Elizabethtown College Project, Revenue Bonds
Series A
5.00%, due 10/1/51	3,000,000	2,652,049
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,351,262
4.00%, due 12/1/49	1,900,000	1,607,924
5.00%, due 12/1/44	1,675,000	1,695,766
5.00%, due 12/1/49	2,365,000	2,383,735
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/56	2,780,000	1,952,379
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	2,549,640
	Principal Amount	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds (continued)
4.00%, due 9/1/49	$ 16,910,000	$ 13,966,113
Series A
4.00%, due 9/1/49	1,660,000	1,373,444
4.00%, due 9/1/51	4,000,000	3,169,149
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	3,995,000	2,965,051
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Revenue Bonds
Series B
5.00%, due 5/1/57	9,750,000	9,093,633
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	4,750,000	4,582,708
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP1
5.25%, due 5/1/46	3,700,000	3,700,747
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	911,339
5.00%, due 5/1/49	1,350,000	1,203,513
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	3,355,392
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	10,085,000	8,542,089
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A
6.25%, due 9/1/33	$ 1,560,000	$ 1,596,889
Series A
6.50%, due 9/1/38	1,000,000	1,025,261
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/46	6,770,000	5,587,692
Series A, Insured: BAM
4.00%, due 12/1/50	46,765,000	39,302,035
Series A
4.00%, due 12/1/51	8,940,000	7,550,770
Series B
4.00%, due 12/1/51	335,000	273,557
Series C
4.00%, due 12/1/51	13,935,000	11,769,572
Series C
5.00%, due 12/1/44	16,135,000	16,136,844
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,050,477
Series A
5.00%, due 5/1/50	3,130,000	2,849,348
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	565,531
Series A
5.00%, due 8/1/50	1,050,000	945,919
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds
5.00%, due 3/15/45 (a)	5,250,000	4,420,168
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (a)	1,700,000	1,423,953
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A
5.125%, due 6/1/38	$ 2,000,000	$ 1,814,923
Series A
5.25%, due 6/1/48	3,085,000	2,665,370
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,080,679
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,200,000	4,364,158
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds
7.375%, due 6/15/43	1,500,000	1,525,391
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	8,750,000	8,198,409
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	914,904
5.00%, due 6/1/46	2,625,000	2,225,719
Susquehanna Area Regional Airport Authority, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/33	3,000,000	2,845,959
Wilkes-Barre Finance Authority, Wilkes University Project, Revenue Bonds
4.00%, due 3/1/42	2,500,000	1,921,614
		348,707,866

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico 12.6%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	$ 44,000,000	$ 7,582,788
Series B
(zero coupon), due 5/15/57	98,000,000	4,223,222
5.375%, due 5/15/33	220,000	219,987
5.50%, due 5/15/39	1,475,000	1,474,903
5.625%, due 5/15/43	36,990,000	36,987,429
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	6,925,453	6,302,078
Series A-1
(zero coupon), due 7/1/33	26,622,270	13,570,319
Series A-1
4.00%, due 7/1/33	25,445,206	21,584,916
Series A-1
4.00%, due 7/1/35	48,787,833	39,986,874
Series A-1
4.00%, due 7/1/41	22,921,604	17,491,877
Series A-1
4.00%, due 7/1/46	10,341,254	7,533,187
Series A-1
5.375%, due 7/1/25	7,639,625	7,640,865
Series A-1
5.625%, due 7/1/27	17,679,294	17,825,436
Series A-1
5.625%, due 7/1/29	17,743,021	17,875,091
Series A-1
5.75%, due 7/1/31	21,553,851	21,727,381
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	104,247,000	47,693,002
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	113,630,829	98,148,629
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a)
Series C
3.50%, due 7/1/26	14,800,000	13,483,096
Series A
5.00%, due 7/1/27	345,000	338,915
Series 2020A
5.00%, due 7/1/30	41,705,000	39,959,283
Series 2020A
5.00%, due 7/1/35	37,100,000	34,100,443
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a) (continued)
Series A
5.00%, due 7/1/37	$ 6,000,000	$ 5,423,025
Series A
5.00%, due 7/1/47	98,880,000	84,743,304
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/33	12,115,000	11,314,655
Series B
5.00%, due 7/1/37	28,830,000	26,057,635
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD
3.30%, due 7/1/19 (c)(e)(f)	1,015,000	743,487
Series ZZ
4.25%, due 7/1/20 (c)(e)(f)	1,355,000	997,619
Series CCC
4.25%, due 7/1/23 (e)(f)	1,150,000	861,062
Series CCC
4.375%, due 7/1/22 (c)(e)(f)	115,000	85,531
Series CCC
4.60%, due 7/1/24 (e)(f)	200,000	149,750
Series CCC
4.625%, due 7/1/25 (e)(f)	1,085,000	812,394
Series XX
4.75%, due 7/1/26 (e)(f)	320,000	239,600
Series ZZ
4.75%, due 7/1/27 (e)(f)	405,000	303,244
Series A
4.80%, due 7/1/29 (e)(f)	690,000	516,638
Series DDD
5.00%, due 7/1/20 (c)(e)(f)	3,250,000	2,429,375
Series TT
5.00%, due 7/1/20 (c)(e)(f)	2,195,000	1,640,762
Series CCC
5.00%, due 7/1/21 (c)(e)(f)	470,000	351,325
Series DDD
5.00%, due 7/1/21 (c)(e)(f)	275,000	205,563
Series TT
5.00%, due 7/1/21 (c)(e)(f)	1,215,000	908,212
Series RR, Insured: NATL-RE
5.00%, due 7/1/23	4,330,000	4,326,349
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT
5.00%, due 7/1/23 (e)(f)	$ 365,000	$ 274,663
Series CCC
5.00%, due 7/1/24 (e)(f)	1,845,000	1,388,362
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	114,775
Series TT
5.00%, due 7/1/24 (e)(f)	295,000	221,988
Series CCC
5.00%, due 7/1/25 (e)(f)	575,000	432,688
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	766,481
Series TT
5.00%, due 7/1/25 (e)(f)	1,030,000	775,075
Series TT
5.00%, due 7/1/26 (e)(f)	1,050,000	790,125
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	150,000	152,804
Series TT
5.00%, due 7/1/27 (e)(f)	1,250,000	940,625
Series WW
5.00%, due 7/1/28 (e)(f)	380,000	285,950
Series TT
5.00%, due 7/1/32 (e)(f)	9,320,000	7,013,300
Series A
5.00%, due 7/1/42 (e)(f)	8,755,000	6,588,137
Series A
5.05%, due 7/1/42 (e)(f)	825,000	618,750
Series ZZ
5.25%, due 7/1/20 (c)(e)(f)	225,000	168,188
Series ZZ
5.25%, due 7/1/23 (e)(f)	620,000	466,550
Series AAA
5.25%, due 7/1/24 (e)(f)	3,000,000	2,257,500
Series WW
5.25%, due 7/1/25 (e)(f)	1,605,000	1,207,762
Series AAA
5.25%, due 7/1/26 (e)(f)	110,000	82,775
Series ZZ
5.25%, due 7/1/26 (e)(f)	3,520,000	2,648,800
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	625,219
Series AAA
5.25%, due 7/1/30 (e)(f)	985,000	741,212
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	$ 3,850,000	$ 3,808,601
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	338,751
Series WW
5.25%, due 7/1/33 (e)(f)	8,310,000	6,253,275
Series XX
5.25%, due 7/1/35 (e)(f)	2,265,000	1,704,412
Series XX
5.25%, due 7/1/40 (e)(f)	18,255,000	13,736,887
Series BBB
5.40%, due 7/1/28 (e)(f)	9,615,000	7,235,287
Series WW
5.50%, due 7/1/38 (e)(f)	11,595,000	8,768,719
Series XX
5.75%, due 7/1/36 (e)(f)	4,055,000	3,081,800
Series A
6.75%, due 7/1/36 (e)(f)	11,550,000	8,864,625
Series A
7.00%, due 7/1/33 (e)(f)	1,500,000	1,155,000
Series A
7.00%, due 7/1/43 (e)(f)	4,750,000	3,645,625
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f)
Series EEE
5.95%, due 7/1/30	25,885,000	19,543,175
Series EEE
6.05%, due 7/1/32	12,265,000	9,260,075
Series YY
6.125%, due 7/1/40	45,450,000	34,314,750
Series EEE
6.25%, due 7/1/40	10,165,000	7,674,575
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC
(zero coupon), due 7/1/27	200,000	156,743
Series A, Insured: NATL-RE
4.75%, due 7/1/38	1,070,000	1,003,489
Series A, Insured: AGM-CR
4.75%, due 7/1/38	650,000	650,126
Insured: AGC-ICC
5.00%, due 7/1/23	2,870,000	2,890,023

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Insured: NATL-RE
5.00%, due 7/1/28	$ 460,000	$ 451,806
Series N, Insured: AMBAC
5.25%, due 7/1/30	3,680,000	3,588,043
Series N, Insured: AMBAC
5.25%, due 7/1/31	9,045,000	8,790,040
Series N, Insured: NATL-RE
5.25%, due 7/1/33	7,240,000	7,083,443
Series CC, Insured: NATL-RE
5.50%, due 7/1/28	6,750,000	6,792,687
Series CC, Insured: NATL-RE
5.50%, due 7/1/29	4,760,000	4,789,754
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	2,530,000	2,566,041
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	1,842,000	1,126,407
(zero coupon), due 8/1/54	516,302	128,330
Series A-2
4.329%, due 7/1/40	14,750,000	12,407,749
Series A-1
4.50%, due 7/1/34	725,000	659,127
Series A-1
4.75%, due 7/1/53	28,272,000	23,650,908
Series A-2
4.784%, due 7/1/58	24,965,000	20,675,247
Series A-1
5.00%, due 7/1/58	153,147,000	131,704,598
		984,921,098
Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,609,365
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	582,272
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,363,861
	Principal Amount	Value

Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation (continued)
Series A, Insured: AGC
(zero coupon), due 9/1/30	$ 1,835,000	$ 1,296,905
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	953,924
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	568,856
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	193,016
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	239,154
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/39	750,000	706,959
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds
Series A
4.00%, due 10/1/44	1,500,000	1,288,258
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	95,620,000	12,849,980
		21,652,550
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	769,096
Series A
5.00%, due 4/1/54	3,000,000	2,490,190
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (a)	3,530,000	2,330,618
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	$ 1,000,000	$ 818,400
5.25%, due 11/15/47	5,125,000	4,575,391
5.25%, due 11/15/52	1,625,000	1,427,710
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/46	5,960,000	5,047,087
Series B, Insured: BAM
4.00%, due 12/1/48	21,089,000	17,682,570
Series B, Insured: BAM
4.00%, due 12/1/50	4,805,000	3,997,137
Series B, Insured: BAM
4.00%, due 12/1/54	5,182,000	4,260,949
Series B, Insured: BAM
4.00%, due 12/1/55	14,796,000	12,143,574
South Carolina Public Service Authority, Revenue Bonds
Series B
5.00%, due 12/1/56	5,555,000	5,289,762
		60,832,484
South Dakota 0.0% ‡
South Dakota Health & Educational Facilities Authority, Sanford Obligated Group, Revenue Bonds
Series E
5.00%, due 11/1/42	3,150,000	3,150,000
Tennessee 0.6%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,250,000	5,944,626
	Principal Amount	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/41	$ 2,265,000	$ 1,795,344
Series B
4.00%, due 10/1/51	2,830,000	2,049,763
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	3,000,000	2,415,825
4.00%, due 5/1/51	13,600,000	10,679,577
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	11,610,000	10,635,803
Series A
5.25%, due 10/1/58	8,750,000	8,008,976
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	2,800,000	2,501,970
		44,031,884
Texas 4.8%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	2,948,804
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (a)
Series A
3.625%, due 7/1/26 (b)	15,055,000	13,338,436
Series B
6.50%, due 7/1/26	13,950,000	12,886,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Manor Expressway Project, Revenue Bonds, Senior Lien
(zero coupon), due 1/1/23	$ 1,000,000	$ 993,870
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	190,332
(zero coupon), due 1/1/34	3,275,000	1,873,783
(zero coupon), due 1/1/35	3,700,000	1,977,320
(zero coupon), due 1/1/36	2,000,000	1,008,811
(zero coupon), due 1/1/39	3,500,000	1,466,536
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,000,000	5,120,453
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
5.00%, due 1/1/42	2,500,000	2,506,978
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/42	11,700,000	11,739,791
City of Arlington TX, Tax Increment Reinvestment Zone No. 5, Tax Allocation
4.00%, due 8/15/50	2,355,000	1,830,868
City of Houston TX, Airport System, United Airlines Inc. Project, Revenue Bonds (b)
4.00%, due 7/15/41	4,100,000	3,158,460
Series B-1
5.00%, due 7/15/30	2,000,000	1,972,229
City of Lago Vista TX, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (a)	1,250,000	1,057,779
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
4.00%, due 8/15/47	4,030,000	3,327,538
6.00%, due 8/15/43	3,500,000	3,541,137
	Principal Amount	Value

Texas (continued)
Clifton Higher Education Finance Corp., Uplift Education, Revenue Bonds
Series A
5.00%, due 12/1/45	$ 2,500,000	$ 2,335,234
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	3,750,000	2,769,373
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,134,401
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C, Insured: AGM-CR
4.00%, due 10/1/49	73,390,000	62,258,829
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	818,361
Series A
5.00%, due 6/1/38	1,960,000	1,688,341
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	175,000	162,880
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	795,000	723,005
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	56,171
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	440,904
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	10,000	7,697
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	511,958
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	148,116
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	102,420
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien (continued)
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	$ 1,395,000	$ 555,116
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	566,798
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	644,354
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	226,891
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	942,743
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	472,876
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	114,012
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,159,036
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,071,493
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	36,015,000	14,503,936
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,310,000	461,322
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,362,175
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/38 (b)	5,225,000	4,560,453
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,299,861
	Principal Amount	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (a)
4.00%, due 8/15/36	$ 1,000,000	$ 829,012
4.00%, due 8/15/41	6,390,000	4,973,187
4.00%, due 8/15/51	2,880,000	2,043,570
4.00%, due 8/15/56	5,000,000	3,414,243
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	821,900
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,193,701
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	555,000	350,673
Series A-1
5.00%, due 12/1/54	2,770,000	2,260,221
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds
Series A
5.00%, due 8/15/40 (a)	4,750,000	4,263,283
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (a)	3,930,000	3,299,338
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	1,045,322

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	$ 2,500,000	$ 1,881,119
North East Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	5,750,000	5,265,794
Series B
5.00%, due 1/1/46	3,535,000	3,135,219
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B, Insured: BAM
3.00%, due 1/1/46	18,000,000	12,787,972
5.00%, due 1/1/50	1,750,000	1,725,320
Port Freeport, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/38 (b)	1,650,000	1,474,265
Series A
4.00%, due 6/1/39 (b)	1,620,000	1,433,560
4.00%, due 6/1/51	2,535,000	1,984,462
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47	4,200,000	3,569,224
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	6,000,000	5,975,021
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/51	4,000,000	3,000,907
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,500,000	1,421,237
	Principal Amount	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	$ 1,250,000	$ 1,252,202
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,025,000	2,929,885
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/39	9,250,000	7,780,481
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/50	4,985,000	4,659,495
5.00%, due 12/31/55	10,140,000	9,306,370
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 6/30/58	92,655,000	82,802,595
6.75%, due 6/30/43	11,400,000	11,603,068
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
(zero coupon), due 8/1/43	3,750,000	1,054,078
(zero coupon), due 8/1/44	4,200,000	1,101,051
(zero coupon), due 8/1/46	1,000,000	228,648
(zero coupon), due 8/1/47	2,000,000	427,092
(zero coupon), due 8/1/48	1,000,000	200,061
(zero coupon), due 8/1/50	1,500,000	262,875
Series A
5.00%, due 8/1/57	9,750,000	8,921,437
		376,716,574
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
U.S. Virgin Islands 2.7%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	$ 24,065,000	$ 24,363,577
Series A
5.00%, due 10/1/32	38,430,000	38,718,283
Series A
5.00%, due 10/1/39	106,075,000	104,594,119
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30 (a)	16,870,000	15,872,227
Series A
5.00%, due 10/1/32	15,200,000	14,062,440
Series A
5.00%, due 10/1/34 (a)	2,600,000	2,369,647
Series C
5.00%, due 10/1/39 (a)	9,610,000	8,467,457
		208,447,750
Utah 1.1%
Black Desert Public Infrastructure District, Limited General Obligation (a)
Series A
3.75%, due 3/1/41	410,000	298,956
Series A
4.00%, due 3/1/51	2,725,000	1,867,834
City of Salt Lake City UT, Airport, Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	6,800,000	6,498,698
Medical School Campus Public Infrastructure District, Limited General Obligation (a)
Series A
5.25%, due 2/1/40	1,430,000	1,131,807
Series A
5.50%, due 2/1/50	2,915,000	2,246,481
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation (a)
4.50%, due 6/1/51	8,700,000	6,160,119
4.625%, due 6/1/57	2,000,000	1,393,841
	Principal Amount	Value

Utah (continued)
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (a)	$ 2,000,000	$ 1,425,626
Mida Mountain Village Public Infrastructure District, Special Assessment (a)
Series A
4.50%, due 8/1/40	1,500,000	1,296,187
Series A
5.00%, due 8/1/50	5,000,000	4,243,140
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	3,227,537
Series A-1
4.00%, due 6/1/41	2,430,000	1,842,715
Series A-1
4.00%, due 6/1/52	14,600,000	10,105,351
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.375%, due 6/1/52 (a)	5,500,000	4,225,833
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	2,445,319
Insured: UT CSCE
4.00%, due 4/15/50	3,395,000	2,733,018
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	1,642,568
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	1,517,710
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	4,750,000	3,734,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/51	$ 3,000,000	$ 2,379,989
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/45	4,425,000	2,643,584
5.00%, due 10/15/46	3,450,000	3,078,166
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/36	1,000,000	834,594
4.00%, due 10/15/42	3,470,000	2,680,692
Series A
5.00%, due 10/15/32	1,615,000	1,583,389
Series A
5.00%, due 10/15/34	3,135,000	3,031,199
Series A
5.00%, due 10/15/37	1,100,000	1,046,947
Series A
5.00%, due 10/15/40	3,880,000	3,622,260
Series A
5.375%, due 10/15/40	6,010,000	5,864,075
		84,801,835
Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	2,350,000	1,649,725
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (b)	3,500,000	2,782,143
		4,431,868
Virginia 1.8%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	6,750,000	5,990,425
Series A
5.00%, due 1/1/55	16,300,000	14,132,592
	Principal Amount	Value

Virginia (continued)
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	$ 7,355,000	$ 6,282,623
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	2,065,406
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	2,241,367
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,455,000	3,268,765
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,521,976
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	4,640,000	3,638,473
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	1,000,000	809,441
5.00%, due 4/1/49	1,000,000	951,128
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	31,920,000	27,286,499
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	2,250,000	1,484,186
4.00%, due 6/1/36	1,300,000	1,104,144
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (a)	$ 1,945,000	$ 1,737,838
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien (b)
4.00%, due 1/1/39	1,120,000	944,269
4.00%, due 7/1/39	3,380,000	2,839,539
4.00%, due 1/1/48	8,100,000	6,157,087
5.00%, due 1/1/36	1,345,000	1,324,901
5.00%, due 1/1/38	3,000,000	2,919,269
Virginia Small Business Financing Authority, National Senior Campuses, Inc., Revenue Bonds
4.00%, due 1/1/45	8,850,000	7,251,859
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
4.00%, due 1/1/51	5,750,000	4,567,003
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/47	15,125,000	14,544,026
5.00%, due 12/31/52	3,875,000	3,692,765
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien
5.00%, due 12/31/52 (b)	23,900,000	21,821,462
		139,577,043
Washington 1.2%
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	2,544,576
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,180,000	4,924,722
	Principal Amount	Value

Washington (continued)
Port of Seattle, Intermediate Lien, Revenue Bonds
Series C
5.00%, due 8/1/46 (b)	$ 18,250,000	$ 17,463,434
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (b)	1,825,000	1,802,314
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(b)	4,000,000	3,735,329
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/38	1,665,000	1,434,340
Series A
5.00%, due 10/1/40	3,000,000	3,023,103
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,550,000	3,330,040
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/43	5,565,000	3,666,343
Series B
3.00%, due 7/1/48	8,250,000	4,903,214
Series B
3.00%, due 7/1/48	2,465,000	1,512,215
Series B
3.00%, due 7/1/58	13,760,000	7,696,565
Series B
3.00%, due 7/1/58	4,000,000	2,182,129
4.00%, due 7/1/58	8,910,000	6,335,964
Series B
4.00%, due 7/1/58	5,155,000	3,665,757
Series B
4.00%, due 7/1/58	1,750,000	1,274,579
Series A
5.00%, due 7/1/58	5,715,000	5,176,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (a)
Series A
4.00%, due 1/1/41	$ 4,620,000	$ 3,518,341
Series A
4.00%, due 1/1/57	9,785,000	6,561,178
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	2,567,759
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	79,773
4.00%, due 12/1/37	290,000	218,375
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,670,000	7,838,256
5.50%, due 12/1/33	2,070,000	1,816,672
		97,271,187
West Virginia 0.4%
County of Ohio WV, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	3,535,569
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	4,000,000	3,199,845
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (a)	1,000,000	827,496
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (a)	4,000,000	3,925,165
	Principal Amount	Value

West Virginia (continued)
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/37	$ 4,875,000	$ 4,178,146
Series A
4.00%, due 1/1/38	2,500,000	2,110,759
Series A
4.125%, due 1/1/47	13,350,000	10,373,180
		28,150,160
Wisconsin 2.3%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a)
Series B
(zero coupon), due 1/1/60	71,700,000	3,136,803
Series A-1
5.00%, due 1/1/55	15,965,000	11,300,492
Public Finance Authority, Methodist University, Inc. (The), Revenue Bonds (a)
4.00%, due 3/1/26	755,000	724,890
4.00%, due 3/1/30	950,000	853,737
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (a)	270,000	248,191
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (b)	4,000,000	3,272,121
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/42 (a)	1,000,000	747,355
4.00%, due 4/1/52 (a)	3,000,000	2,030,575
5.00%, due 4/1/30 (a)	700,000	685,552
5.00%, due 4/1/40 (a)	300,000	270,243
5.00%, due 4/1/50 (a)	1,000,000	836,955
5.875%, due 4/1/45	6,350,000	6,116,304
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	11,410,000	8,870,723
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds (continued)
Series A
4.00%, due 1/1/52	$ 3,130,000	$ 2,334,688
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/49	6,750,000	5,315,001
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	1,000,000	793,443
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	976,131
Series A, Insured: AGM
4.00%, due 7/1/59	1,600,000	1,239,503
Public Finance Authority, UNC Health Southeastern, Revenue Bonds
Series A
4.00%, due 2/1/51	3,970,000	3,014,860
Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Revenue Bonds
4.00%, due 9/30/51 (b)	14,945,000	10,650,408
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/52 (a)	1,565,000	1,076,660
Public Finance Authority, Fargo Moorhead Met Area Flood, Green Bond, Revenue Bonds
4.00%, due 3/31/56 (b)	5,545,000	3,813,108
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
4.00%, due 7/1/56	2,250,000	1,611,354
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	4,750,000	3,608,572
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
Series A
5.00%, due 10/1/24	$ 2,200,000	$ 2,188,034
Series A
5.00%, due 10/1/28	1,000,000	971,074
Series A
5.00%, due 10/1/29	2,000,000	1,931,031
Series A
5.00%, due 10/1/34	1,090,000	1,005,085
Series A
5.00%, due 10/1/39	16,500,000	14,616,504
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (a)	750,000	690,130
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	4,085,000	3,903,354
5.00%, due 1/1/45	3,060,000	2,846,651
Public Finance Authority, TRIPS Obligated Group, Revenue Bonds
Series B
5.00%, due 7/1/42 (b)	2,750,000	2,581,171
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,180,371
Series A
5.00%, due 6/1/49	6,875,000	5,867,511
Series B
5.00%, due 6/1/49	2,720,000	2,321,401
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	2,000,000	1,712,201
5.50%, due 1/1/47	5,910,000	5,551,462
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	1,763,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (a)	$ 1,100,000	$ 940,350
Public Finance Authority, College Achieve Central Charter School, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,145,000	1,762,607
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 2/1/52	4,000,000	3,381,660
Public Finance Authority, The Franklin School Of Innovation, Inc., Revenue Bonds
5.00%, due 1/1/57 (a)	3,200,000	2,462,840
Public Finance Authority, Nevada State College, Revenue Bonds (a)
Series A
5.00%, due 5/1/60	6,555,000	5,217,711
Series B
9.00%, due 5/1/71	3,035,000	2,985,879
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	3,250,000	3,121,448
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	1,808,000
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (a)	2,000,000	1,513,869
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds
6.75%, due 11/1/24 (a)	9,700,000	8,248,643
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (a)	$ 12,690,000	$ 13,019,314
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3
2.25%, due 11/1/26	230,000	216,812
Series B-2
2.55%, due 11/1/27	3,000,000	2,777,666
Wisconsin Health & Educational Facilities Authority, HOPE Christian Schools, Revenue Bonds
3.00%, due 12/1/31	615,000	490,603
Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin Obligated Group, Revenue Bonds
3.00%, due 8/15/52	2,000,000	1,290,499
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/49	600,000	562,447
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	3,200,000	3,199,872
		175,657,607
Total Long-Term Municipal Bonds (Cost $8,744,843,479)		7,417,331,800
Short-Term Municipal Notes 2.3%
Alabama 0.4%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
2.59%, due 10/1/52 (h)	28,020,000	26,195,469
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Alabama (continued)
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (b)(h)	$ 3,140,000	$ 3,410,966
		29,606,435
California 0.3%
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
3.228%, due 7/1/27 (h)	26,365,000	25,448,903
Louisiana 0.2%
Parish of St. John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds
Series B-2
2.375%, due 6/1/37 (h)	12,200,000	11,116,524
New Jersey 0.8%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
2.90%, due 1/1/24 (h)	64,900,000	64,818,726
Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
2.046%, due 7/1/29 (h)	4,690,000	4,405,707
Texas 0.5%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
2.863%, due 9/15/27 (h)	42,775,000	41,075,096
	Principal Amount	Value

Virginia 0.0% ‡
Virginia Small Business Financing Authority, University Real Estate Foundation, Revenue Bonds
1.63%, due 7/1/30 (h)	$ 55,000	$ 55,000
Total Short-Term Municipal Notes (Cost $181,773,899)		176,526,391
Total Municipal Bonds (Cost $8,926,617,378)		7,593,858,191

Long-Term Bonds 0.2%
Corporate Bonds 0.2%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,250,000	3,728,239
Wildflower Improvement Association
6.625%, due 3/1/31 (a)	4,606,555	4,322,791
		8,051,030
Healthcare-Services 0.1%
Toledo Hospital (The)
Series B
5.325%, due 11/15/28	1,500,000	991,170
6.015%, due 11/15/48	5,450,000	3,603,813
		4,594,983
Total Corporate Bonds (Cost $14,296,091)		12,646,013
Total Long-Term Bonds (Cost $14,296,091)		12,646,013

	Shares	Value
Closed-End Funds 0.6%
California 0.0% ‡
BlackRock MuniHoldings California Quality Fund, Inc.	221,731	2,232,831
Massachusetts 0.1%
BlackRock Municipal Income Fund, Inc.	218,677	2,276,428
DWS Municipal Income Trust	131,002	1,041,466
Pioneer Municipal High Income Advantage Fund, Inc.	229,935	1,710,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

	Shares	Value
Closed-End Funds (continued)
Massachusetts (continued)
Pioneer Municipal High Income Fund Trust	256,214	$ 2,044,588
		7,073,198
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	273,852	2,922,001
Multi-State 0.3%
BlackRock Municipal 2030 Target Term Trust	427,334	8,790,260
BlackRock MuniHoldings Fund, Inc.	146,484	1,573,238
BlackRock MuniYield Quality Fund II, Inc.	588,091	5,539,817
BlackRock MuniYield Quality Fund, Inc.	287,227	3,050,351
		18,953,666
New Jersey 0.1%
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	328,957	3,536,288
New York 0.1%
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	4,857,249
BlackRock MuniYield New York Quality Fund, Inc.	543,595	4,881,483
BlackRock New York Municipal Income Trust	26,795	244,638
		9,983,370
Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	50,154	464,928
Total Closed-End Funds (Cost $61,872,109)		45,166,282
	Shares	Value
Short-Term Investment 0.3%
Unaffiliated Investment Company 0.3%
BlackRock Liquidity Funds MuniCash, 1.826% (i)	25,762,144	$ 25,759,568
Total Short-Term Investment (Cost $25,759,568)		25,759,568
Total Investments (Cost $9,028,545,146)	98.6%	7,677,430,054
Other Assets, Less Liabilities	1.4	109,768,066
Net Assets	100.0%	$ 7,787,198,120

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $115,756,807, which represented 1.5% of the Fund’s net assets.(Unaudited)
(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(e)	Issue in default.
(f)	Issue in non-accrual status.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of October 31, 2022.
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(6,500)	December 2022	$ (743,193,324)	$ (718,859,375)	$ 24,333,949
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments October 31, 2022† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Long Bonds	(2,300)	December 2022	$ (313,805,519)	$ (277,150,000)	$ 36,655,519
Net Unrealized Appreciation					$ 60,989,468

1.	As of October 31, 2022, cash in the amount of $21,740,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
ACA—ACA Financial Guaranty Corp.
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,417,331,800	$ —	$ 7,417,331,800
Short-Term Municipal Notes	—	176,526,391	—	176,526,391
Total Municipal Bonds	—	7,593,858,191	—	7,593,858,191
Long-Term Bonds
Corporate Bonds	—	12,646,013	—	12,646,013
Total Corporate Bonds	—	12,646,013	—	12,646,013
Closed-End Funds	45,166,282	—	—	45,166,282
Short-Term Investment
Unaffiliated Investment Company	25,759,568	—	—	25,759,568
Total Investments in Securities	70,925,850	7,606,504,204	—	7,677,430,054
Other Financial Instruments
Futures Contracts (b)	60,989,468	—	—	60,989,468
Total Investments in Securities and Other Financial Instruments	$ 131,915,318	$ 7,606,504,204	$ —	$ 7,738,419,522

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $9,028,545,146)	$ 7,677,430,054
Cash	1,879
Cash collateral on deposit at broker for futures contracts	21,740,000
Due from custodian	10,864,117
Receivables:
Fund shares sold	122,563,428
Dividends and interest	112,686,641
Investment securities sold	64,716,295
Other assets	286,929
Total assets	8,010,289,343
Liabilities
Payables:
Fund shares redeemed	141,308,941
Investment securities purchased	64,659,820
Manager (See Note 3)	3,677,874
Variation margin on futures contracts	2,344,369
Transfer agent (See Note 3)	857,616
NYLIFE Distributors (See Note 3)	573,238
Shareholder communication	189,664
Professional fees	152,751
Custodian	83,682
Trustees	3,639
Accrued expenses	57,926
Distributions payable	9,181,703
Total liabilities	223,091,223
Net assets	$ 7,787,198,120
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 731,972
Additional paid-in-capital	9,490,324,458
9,491,056,430
Total distributable earnings (loss)	(1,703,858,310)
Net assets	$ 7,787,198,120
Class A
Net assets applicable to outstanding shares	$1,751,790,661
Shares of beneficial interest outstanding	164,675,133
Net asset value per share outstanding	$ 10.64
Maximum sales charge (3.00% of offering price)	0.33
Maximum offering price per share outstanding	$ 10.97
Investor Class
Net assets applicable to outstanding shares	$ 3,748,579
Shares of beneficial interest outstanding	352,799
Net asset value per share outstanding	$ 10.63
Maximum sales charge (2.50% of offering price)	0.27
Maximum offering price per share outstanding	$ 10.90
Class C
Net assets applicable to outstanding shares	$ 202,196,493
Shares of beneficial interest outstanding	19,053,995
Net asset value and offering price per share outstanding	$ 10.61
Class I
Net assets applicable to outstanding shares	$4,904,132,182
Shares of beneficial interest outstanding	460,901,809
Net asset value and offering price per share outstanding	$ 10.64
Class R6
Net assets applicable to outstanding shares	$ 925,330,205
Shares of beneficial interest outstanding	86,988,291
Net asset value and offering price per share outstanding	$ 10.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 395,799,987
Dividends	3,066,834
Total income	398,866,821
Expenses
Manager (See Note 3)	56,129,216
Distribution/Service—Class A (See Note 3)	6,000,418
Distribution/Service—Investor Class (See Note 3)	11,397
Distribution/Service—Class C (See Note 3)	2,821,380
Transfer agent (See Note 3)	5,527,278
Professional fees	751,210
Registration	470,920
Custodian	404,156
Shareholder communication	345,894
Trustees	237,023
Miscellaneous	422,699
Total expenses	73,121,591
Net investment income (loss)	325,745,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(371,271,268)
In-kind Transactions	16,858,371
Futures transactions	57,429,264
Net realized gain (loss)	(296,983,633)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,203,620,405)
Futures contracts	60,628,727
Net change in unrealized appreciation (depreciation)	(2,142,991,678)
Net realized and unrealized gain (loss)	(2,439,975,311)
Net increase (decrease) in net assets resulting from operations	$(2,114,230,081)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 325,745,230	$ 304,470,388
Net realized gain (loss)	(296,983,633)	21,128,424
Net change in unrealized appreciation (depreciation)	(2,142,991,678)	518,344,344
Net increase (decrease) in net assets resulting from operations	(2,114,230,081)	843,943,156
Distributions to shareholders:
Class A	(76,320,100)	(71,248,699)
Investor Class	(145,969)	(155,076)
Class C	(6,843,792)	(7,721,003)
Class I	(233,072,302)	(217,243,784)
Class R6	(43,550,777)	(32,089,827)
Total distributions to shareholders	(359,932,940)	(328,458,389)
Capital share transactions:
Net proceeds from sales of shares	6,094,387,364	4,914,449,892
Net asset value of shares issued to shareholders in reinvestment of distributions	247,680,574	220,954,069
Cost of shares redeemed	(7,962,906,928)	(1,977,955,717)
Redemptions in-kind	(294,446,031)	—
Increase (decrease) in net assets derived from capital share transactions	(1,915,285,021)	3,157,448,244
Net increase (decrease) in net assets	(4,389,448,042)	3,672,933,011
Net Assets
Beginning of year	12,176,646,162	8,503,713,151
End of year	$ 7,787,198,120	$12,176,646,162
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.49	$ 12.75	$ 12.98	$ 12.33	$ 12.32
Net investment income (loss)	0.36(a)	0.36(a)	0.40	0.47	0.48
Net realized and unrealized gain (loss)	(2.81)	0.77	(0.20)	0.66	0.01
Total from investment operations	(2.45)	1.13	0.20	1.13	0.49
Less distributions:
From net investment income	(0.40)	(0.39)	(0.43)	(0.47)	(0.48)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.40)	(0.39)	(0.43)	(0.48)	(0.48)
Net asset value at end of year	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.33
Total investment return (b)	(18.48)%	8.93%	1.60%	9.28%	4.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.86%	2.66%	3.15%	3.69%	3.84%
Net expenses (c)	0.86%	0.84%	0.86%	0.87%	0.87%
Portfolio turnover rate	56% (d)(e)	14%(d)	37%(d)	27%(d)	32%
Net assets at end of year (in 000’s)	$ 1,751,791	$ 2,696,103	$ 2,073,226	$ 2,210,862	$ 1,616,061

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.47	$ 12.73	$ 12.96	$ 12.32	$ 12.30
Net investment income (loss)	0.36(a)	0.36(a)	0.40	0.47	0.48
Net realized and unrealized gain (loss)	(2.80)	0.77	(0.20)	0.65	0.02
Total from investment operations	(2.44)	1.13	0.20	1.12	0.50
Less distributions:
From net investment income	(0.40)	(0.39)	(0.43)	(0.47)	(0.48)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.40)	(0.39)	(0.43)	(0.48)	(0.48)
Net asset value at end of year	$ 10.63	$ 13.47	$ 12.73	$ 12.96	$ 12.32
Total investment return (b)	(18.52)%	8.92%	1.59%	9.19%	4.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88%	2.69%	3.15%	3.69%	3.85%
Net expenses (c)	0.87%	0.86%	0.87%	0.88%	0.89%
Portfolio turnover rate	56% (d)(e)	14%(d)	37%(d)	27%(d)	32%
Net assets at end of year (in 000's)	$ 3,749	$ 5,107	$ 5,211	$ 5,449	$ 4,383

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.46	$ 12.71	$ 12.95	$ 12.30	$ 12.29
Net investment income (loss)	0.26(a)	0.26(a)	0.29	0.37	0.39
Net realized and unrealized gain (loss)	(2.80)	0.78	(0.20)	0.66	0.01
Total from investment operations	(2.54)	1.04	0.09	1.03	0.40
Less distributions:
From net investment income	(0.31)	(0.29)	(0.33)	(0.37)	(0.39)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.31)	(0.29)	(0.33)	(0.38)	(0.39)
Net asset value at end of year	$ 10.61	$ 13.46	$ 12.71	$ 12.95	$ 12.30
Total investment return (b)	(19.15)%	8.20%	0.75%	8.47%	3.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.95%	2.41%	2.94%	3.11%
Net expenses (c)	1.62%	1.61%	1.62%	1.63%	1.63%
Portfolio turnover rate	56% (d)(e)	14%(d)	37%(d)	27%(d)	32%
Net assets at end of year (in 000’s)	$ 202,196	$ 340,700	$ 355,498	$ 433,318	$ 396,092

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.49	$ 12.75	$ 12.98	$ 12.34	$ 12.32
Net investment income (loss)	0.39(a)	0.39(a)	0.45	0.50	0.51
Net realized and unrealized gain (loss)	(2.81)	0.77	(0.22)	0.65	0.02
Total from investment operations	(2.42)	1.16	0.23	1.15	0.53
Less distributions:
From net investment income	(0.43)	(0.42)	(0.46)	(0.50)	(0.51)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.43)	(0.42)	(0.46)	(0.51)	(0.51)
Net asset value at end of year	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.34
Total investment return (b)	(18.28)%	9.20%	1.86%	9.46%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	2.90%	3.38%	3.93%	4.09%
Net expenses (c)	0.60%	0.59%	0.61%	0.62%	0.62%
Portfolio turnover rate	56% (d)(e)	14%(d)	37%(d)	27%(d)	32%
Net assets at end of year (in 000’s)	$ 4,904,132	$ 7,894,324	$ 6,063,243	$ 4,415,639	$ 3,024,665

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 13.49	$ 12.74	$ 12.98
Net investment income (loss) (a)	0.40	0.39	0.43
Net realized and unrealized gain (loss)	(2.81)	0.79	(0.21)
Total from investment operations	(2.41)	1.18	0.22
Less distributions:
From net investment income	(0.44)	(0.43)	(0.46)
From net realized gain on investments	—	—	(0.00)‡
Total distributions	(0.44)	(0.43)	(0.46)
Net asset value at end of period	$ 10.64	$ 13.49	$ 12.74
Total investment return (b)	(18.23)%	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	2.91%	3.40%
Net expenses (c)	0.55%	0.54%	0.56%
Portfolio turnover rate (d)	56%(e)	14%	37%
Net assets at end of period (in 000’s)	$ 925,330	$ 1,240,412	$ 6,535

^	Inception date.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and SIMPLE Class shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

74	MainStay MacKay High Yield Municipal Bond Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar
75

Notes to Financial Statements (continued)
assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.

76	MainStay MacKay High Yield Municipal Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of
77

Notes to Financial Statements (continued)
COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2022, 19.8% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$60,989,468	$60,989,468
Total Fair Value	$60,989,468	$60,989,468

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$57,429,264	$57,429,264
Total Net Realized Gain (Loss)	$57,429,264	$57,429,264

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$60,628,727	$60,628,727
Total Net Change in Unrealized Appreciation (Depreciation)	$60,628,727	$60,628,727

Average Notional Amount	Total
Futures Contracts Short	$(421,649,609)

78	MainStay MacKay High Yield Municipal Bond Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion and 0.51% from $7 billion to $9 billion; 0.50% from $9 billion to $11 billion; 0.49% from $11 billion to $13 billion; 0.48% in excess of $13 billion. During the year ended October 31, 2022, the effective management fee rate was 0.52% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $ 1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion and 0.50% in excess of $9 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $56,129,216 and paid the Subadvisor fees in the amount of $28,065,375. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $76,339 and $2,340, respectively.
79

Notes to Financial Statements (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2022, of $640,562, $4 and $30,708, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,377,252	$—
Investor Class	3,243	—
Class C	199,708	—
Class I	3,897,829	—
Class R6	49,246	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$22,663	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$9,098,933,434	$43,068,450	$(1,464,571,830)	$(1,421,503,380)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$61,666,845	$(319,876,944)	$(24,144,831)	$(1,421,503,380)	$(1,703,858,310)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures, wash sale, and cumulative bond amortization adjustment. The other temporary differences are primarily due to dividends payable and defaulted bond income.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(15,520,465)	$15,520,465
The reclassifications for the Fund are primarily due to redemption in-kind adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $319,876,944, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$228,473	$91,404

80	MainStay MacKay High Yield Municipal Bond Fund

During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 27,882,361	$ 37,325,613
Exempt Interest Dividends	332,050,579	291,132,776
Total	$359,932,940	$328,458,389
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $5,884,079 and $7,302,005, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2022, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$1,601	$1,618	$(384)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	179,714,632	$ 2,169,853,689
Shares issued to shareholders in reinvestment of distributions	5,398,927	65,734,399
Shares redeemed	(201,191,940)	(2,380,543,511)
Shares redeemed in connection with in-kind transactions	(22,519,084)	(294,446,031)
Net increase (decrease) in shares outstanding before conversion	(38,597,465)	(439,401,454)
Shares converted into Class A (See Note 1)	3,711,349	45,615,641
Shares converted from Class A (See Note 1)	(311,546)	(3,772,990)
Net increase (decrease)	(35,197,662)	$ (397,558,803)
Year ended October 31, 2021:
Shares sold	63,834,874	$ 857,681,513
Shares issued to shareholders in reinvestment of distributions	4,486,821	60,352,813
Shares redeemed	(32,301,553)	(434,713,985)
Net increase (decrease) in shares outstanding before conversion	36,020,142	483,320,341
Shares converted into Class A (See Note 1)	1,356,462	18,372,583
Shares converted from Class A (See Note 1)	(166,586)	(2,213,344)
Net increase (decrease)	37,210,018	$ 499,479,580

81

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	92,787	$ 1,178,888
Shares issued to shareholders in reinvestment of distributions	11,741	142,182
Shares redeemed	(82,666)	(1,021,684)
Net increase (decrease) in shares outstanding before conversion	21,862	299,386
Shares converted into Investor Class (See Note 1)	11,037	135,526
Shares converted from Investor Class (See Note 1)	(59,147)	(748,641)
Net increase (decrease)	(26,248)	$ (313,729)
Year ended October 31, 2021:
Shares sold	101,103	$ 1,362,027
Shares issued to shareholders in reinvestment of distributions	11,231	150,674
Shares redeemed	(48,062)	(647,173)
Net increase (decrease) in shares outstanding before conversion	64,272	865,528
Shares converted into Investor Class (See Note 1)	25,002	334,099
Shares converted from Investor Class (See Note 1)	(119,553)	(1,606,920)
Net increase (decrease)	(30,279)	$ (407,293)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,413,582	$ 29,806,079
Shares issued to shareholders in reinvestment of distributions	484,254	5,854,802
Shares redeemed	(9,068,981)	(109,411,843)
Net increase (decrease) in shares outstanding before conversion	(6,171,145)	(73,750,962)
Shares converted into Class C (See Note 1)	782	10,609
Shares converted from Class C (See Note 1)	(94,933)	(1,127,464)
Net increase (decrease)	(6,265,296)	$ (74,867,817)
Year ended October 31, 2021:
Shares sold	4,227,102	$ 56,654,941
Shares issued to shareholders in reinvestment of distributions	474,352	6,351,408
Shares redeemed	(7,069,067)	(94,605,893)
Net increase (decrease) in shares outstanding before conversion	(2,367,613)	(31,599,544)
Shares converted from Class C (See Note 1)	(272,471)	(3,638,702)
Net increase (decrease)	(2,640,084)	$ (35,238,246)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	281,989,510	$ 3,456,526,376
Shares issued to shareholders in reinvestment of distributions	14,323,947	174,363,390
Shares redeemed	(388,088,367)	(4,644,748,540)
Net increase (decrease) in shares outstanding before conversion	(91,774,910)	(1,013,858,774)
Shares converted into Class I (See Note 1)	1,206,028	15,314,351
Shares converted from Class I (See Note 1)	(33,636,572)	(420,626,039)
Net increase (decrease)	(124,205,454)	$(1,419,170,462)
Year ended October 31, 2021:
Shares sold	249,788,253	$ 3,351,468,000
Shares issued to shareholders in reinvestment of distributions	11,408,132	153,585,870
Shares redeemed	(93,681,080)	(1,260,597,272)
Net increase (decrease) in shares outstanding before conversion	167,515,305	2,244,456,598
Shares converted into Class I (See Note 1)	729,158	9,898,899
Shares converted from Class I (See Note 1)	(58,709,452)	(761,381,503)
Net increase (decrease)	109,535,011	$ 1,492,973,994

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	35,564,395	$ 437,022,332
Shares issued to shareholders in reinvestment of distributions	132,818	1,585,801
Shares redeemed	(69,848,536)	(827,181,350)
Net increase (decrease) in shares outstanding before conversion	(34,151,323)	(388,573,217)
Shares converted into Class R6 (See Note 1)	33,540,978	419,577,752
Shares converted from Class R6 (See Note 1)	(4,369,016)	(54,378,745)
Net increase (decrease)	(4,979,361)	$ (23,374,210)
Year ended October 31, 2021:
Shares sold	48,176,592	$ 647,283,411
Shares issued to shareholders in reinvestment of distributions	38,049	513,304
Shares redeemed	(13,961,483)	(187,391,394)
Net increase (decrease) in shares outstanding before conversion	34,253,158	460,405,321
Shares converted into Class R6 (See Note 1)	58,770,374	761,592,585
Shares converted from Class R6 (See Note 1)	(1,568,897)	(21,357,697)
Net increase (decrease)	91,454,635	$ 1,200,640,209

82	MainStay MacKay High Yield Municipal Bond Fund

Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
83

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Municipal Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
84	MainStay MacKay High Yield Municipal Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 92.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
For the fiscal year ended October 31, 2022, the Fund designated approximately $3,066,834 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 11.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
85

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
86	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
87

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
88	MainStay MacKay High Yield Municipal Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013761.2MS229-22	MSMHY11-12/22
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	5/14/2012	-20.12%	-1.06%	1.27%	0.75%
		Excluding sales charges		-16.36	-0.14	1.74	0.75
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	5/14/2012	-19.71	-1.07	1.22	0.77
		Excluding sales charges		-16.37	-0.16	1.68	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	5/14/2012	-17.39	-0.41	1.43	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-16.58	-0.41	1.43	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-17.61	N/A	-6.31	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		-16.80	N/A	-6.31	1.17
Class I Shares	No Sales Charge		5/14/2012	-16.15	0.11	1.99	0.50
Class R6 Shares	No Sales Charge		11/1/2019	-16.14	N/A	-3.14	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years	Since Inception
Bloomberg New York Municipal Bond Index[1]	-12.58%	0.01%	1.49%	1.66%
Morningstar Muni New York Long Category Average[2]	-15.76	-0.37	1.03	1.30

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg New York Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
2.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$929.30	$3.65	$1,021.42	$3.82	0.75%
Investor Class Shares	$1,000.00	$929.20	$3.70	$1,021.37	$3.87	0.76%
Class C Shares	$1,000.00	$928.00	$4.91	$1,020.11	$5.14	1.01%
Class C2 Shares	$1,000.00	$926.30	$5.63	$1,019.36	$5.90	1.16%
Class I Shares	$1,000.00	$929.50	$2.43	$1,022.68	$2.55	0.50%
Class R6 Shares	$1,000.00	$929.50	$2.43	$1,022.68	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Other Revenue	33.7%
Transportation	16.6
Education	15.0
General Obligation	9.6
Hospital	8.7
Water & Sewer	4.9
Utilities	3.0
Housing	1.7%
Certificate of Participation/Lease	0.1
Closed–End Funds	0.2
Short–Term Investment	6.0
Other Assets, Less Liabilities	0.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 3.00%-5.00%, due 3/15/31–7/1/53
2.	Metropolitan Transportation Authority, 1.60%-5.00%, due 11/15/27–11/15/54
3.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49
4.	New York Transportation Development Corp., 4.00%-5.25%, due 12/1/29–4/30/53
5.	City of New York NY, 1.60%-5.25%, due 4/1/30–8/1/50
6.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–7/1/56
7.	Port Authority of New York & New Jersey, 4.00%-5.50%, due 10/15/34–7/15/50
8.	New York Liberty Development Corp., 2.75%-5.50%, due 10/1/37–9/15/52
9.	Triborough Bridge & Tunnel Authority, 4.00%-5.50%, due 11/15/44–11/15/57
10.	Monroe County Industrial Development Corp., 4.00%-5.00%, due 6/1/24–7/1/50

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned −16.15%, underperforming the −12.58% return of the Fund’s benchmark, the Bloomberg New York Municipal Bond Index (the "Index"). Over the same period, Class I shares also underperformed the −15.76% return of the Morningstar Muni New York Long Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both municipal and Treasury rates rose, with the municipal yield curve2 steepening as outflows persisted. As a result, ratios cheapened across the curve, most notably on the long end. The Fund’s yield curve positioning drove underperformance compared to the Index, as the increase in rates resulted in overweight exposure to bonds maturing in 15+ years, detracting from relative returns. In addition, the Fund’s overweight exposure to bonds with coupons of 4% detracted from the return. From a rating perspective, the Fund’s overweight allocation to bonds rated BBB-BB detracted from relative performance; however, the underperformance was partially offset by underweight exposure to bonds rated AAA.3 An off-Index allocation to Puerto Rico further detracted from performance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal yields higher.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund will employ Treasury futures hedges at times, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, this hedge was additive to Fund performance, as municipal exposure on the long end of the curve underperformed the market.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade New York bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal bonds below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of October 31, 2022, the Fund's modified duration to worst5 was 8.33 years while the Index’s modified duration to worst was 6.89 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s underweight exposure to the special tax, housing and the water and sewer sectors made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Conversely, the Fund’s overweight exposures to the hospital and education sectors were the most significant detractors from relative returns.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were increases to the transportation, state general obligation and local general obligation sectors. In addition, there was an increase in bonds rated AAA-AA.6  Conversely, there was a decrease in the Fund’s exposure to the electric, IDR/PCR (industrial development revenue/pollution control revenue) and water & sewer sectors. Across the credit spectrum, there was a decrease in exposure to non-investment-grade bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund continued to hold overweight exposure to the long end of the curve. We believe more compelling ratios on the longer end of the curve will lead to outperformance of longer-maturity bonds over time. In addition, the Fund held overweight exposure to the education and hospital sectors. The Fund also held overweight exposure to non-investment-grade credits, as well as credits from U.S. territories that are not in the Index. Also, the Fund held underweight exposure to the special tax and water & sewer sectors, as well as AAA-rated bonds.
6.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Municipal Bonds 93.3%
Long-Term Municipal Bonds 90.0%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 634,136
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	825,370
		1,459,506
Education 15.0%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	149,923
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	2,012,845
Albany Capital Resource Corp., Brighter Choice Elementary Charter Schools, Revenue Bonds
Series A
4.00%, due 4/1/37	2,065,000	1,684,049
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	2,509,227
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	821,352
5.00%, due 10/1/43	2,000,000	1,793,773
5.00%, due 10/1/48	2,000,000	1,746,074
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,000,000	866,044
4.00%, due 11/1/45	4,000,000	3,319,272
Series A
4.00%, due 11/1/50	1,000,000	804,471
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	$ 500,000	$ 433,029
Series A
5.00%, due 8/1/52	3,995,000	3,394,801
Build NYC Resource Corp., Brilla College Preparatory Charter Schools, Revenue Bonds
Series A
4.00%, due 11/1/41 (a)	2,000,000	1,531,343
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,134,191
Build NYC Resource Corp., Grand Concourse Academy Charter School Project, Revenue Bonds
Series A
5.00%, due 7/1/42	600,000	565,913
Series A
5.00%, due 7/1/56	550,000	484,863
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	800,000	745,280
Series A
5.50%, due 5/1/48	1,500,000	1,391,633
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,223,006
5.00%, due 8/1/47	240,000	234,418
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	2,258,157
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	1,000,000	965,990
Series A
5.00%, due 6/1/37	1,500,000	1,391,282
Series A
5.00%, due 6/1/47	3,100,000	2,679,049

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a) (continued)
Series A
5.00%, due 6/1/52	$ 1,500,000	$ 1,271,559
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/51	2,180,000	1,507,927
Series A
4.00%, due 6/15/56	660,000	438,931
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	3,879,959
5.00%, due 7/1/33	1,520,000	1,505,852
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	2,178,296
County of Cattaraugus NY, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,205,454
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/40	1,100,000	994,432
Series A
5.00%, due 7/1/51	1,000,000	854,196
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	375,000	379,512
Series A-1
5.00%, due 7/1/33	700,000	701,729
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/39	1,000,000	1,001,002
5.00%, due 7/1/43	2,000,000	2,001,679
	Principal Amount	Value

Education (continued)
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds (continued)
5.00%, due 7/1/48	$ 4,000,000	$ 3,932,478
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	855,195
5.00%, due 7/1/43	1,020,000	979,130
5.00%, due 7/1/48	1,100,000	1,035,066
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	1,695,000	1,366,640
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	330,333
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	2,585,894
Series D
4.00%, due 7/1/43	2,470,000	2,129,053
Series A
4.00%, due 7/1/50	7,000,000	5,845,157
New York City Educational Construction Fund, Revenue Bonds
Series B, Insured: State Intercept
5.00%, due 4/1/38	3,380,000	3,494,994
Series B, Insured: State Intercept
5.00%, due 4/1/52	5,000,000	5,046,251
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	1,671,955
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/46	4,830,000	4,101,569
4.00%, due 7/1/50	8,500,000	7,089,711
Series A
5.00%, due 7/1/41	1,075,000	1,097,541

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	$ 200,000	$ 193,383
New York State Dormitory Authority, Iona College, Revenue Bonds
Series A
5.00%, due 7/1/46	550,000	527,056
Series A
5.00%, due 7/1/51	1,300,000	1,229,096
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	15,000	15,626
Series A
5.00%, due 7/1/35	195,000	195,890
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/43	2,950,000	2,607,699
Series A
4.00%, due 7/1/45	2,000,000	1,742,805
Series A
4.00%, due 7/1/46	4,000,000	3,457,645
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	355,221
Series A
4.25%, due 5/1/42	450,000	369,882
New York State Dormitory Authority, Rockefeller University (The), Revenue Bonds
Series C
4.00%, due 7/1/49	7,055,000	6,098,973
New York State Dormitory Authority, St. John's University, Revenue Bonds
Series A
4.00%, due 7/1/48	5,250,000	4,342,004
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	169,979
	Principal Amount	Value

Education (continued)
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds (continued)
5.00%, due 7/1/51	$ 1,475,000	$ 1,413,254
New York State Dormitory Authority, St. Lawrence-Lewis Board of Cooperative Educational Services, Revenue Bonds
Series A
4.00%, due 8/15/42	5,500,000	4,784,228
Series B, Insured: BAM
4.00%, due 8/15/45	4,320,000	3,715,394
Series B, Insured: BAM
4.00%, due 8/15/50	1,340,000	1,124,951
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/42	5,000,000	5,366,243
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	2,912,326
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/47	2,100,000	1,807,988
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,010,000	990,752
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	925,000	939,112
Series 2013A
7.00%, due 8/1/48	730,000	740,777
Schenectady County Capital Resource Corp., Union College Project, Revenue Bonds
5.25%, due 7/1/52	1,000,000	1,017,823
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	2,881,460
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
St. Lawrence County Industrial Development Agency, St. Lawrence University, Revenue Bonds
Series A
4.00%, due 7/1/43	$ 3,000,000	$ 2,510,380
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	886,461
Series 2020A, Insured: State Aid Withholding
4.00%, due 5/1/36	1,500,000	1,430,943
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,023,889
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	182,313
Series A
5.00%, due 10/15/39	1,680,000	1,506,023
Series A
5.00%, due 10/15/49	640,000	540,735
5.00%, due 10/15/50	1,350,000	1,134,514
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/41	2,280,000	1,998,889
Insured: State Aid Withholding
4.00%, due 5/1/51	6,000,000	4,945,522
		158,780,716
General Obligation 8.7%
City of Buffalo NY, Limited General Obligation
Series A
5.00%, due 4/1/27	500,000	525,570
Series A
5.00%, due 4/1/28	400,000	419,797
	Principal Amount	Value

General Obligation (continued)
City of Glens Falls NY, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	$ 500,000	$ 504,943
Insured: AGM
4.00%, due 1/15/32	315,000	316,958
Insured: AGM
4.00%, due 1/15/33	250,000	250,517
City of New York NY, Unlimited General Obligation
Series A-1, Insured: BAM
4.00%, due 8/1/44	3,140,000	2,752,105
Series A-1
4.00%, due 8/1/50	2,000,000	1,695,589
Series D-1
5.25%, due 5/1/42	1,500,000	1,586,790
Series A-1
5.25%, due 9/1/43	13,000,000	13,723,059
Series B-1
5.25%, due 10/1/43	3,000,000	3,168,056
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	592,495
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	40,016
5.50%, due 4/15/24	45,000	44,936
5.50%, due 4/15/26	50,000	49,260
5.50%, due 4/15/28	55,000	52,859
City of Plattsburgh NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
5.00%, due 9/15/24	510,000	522,213
Series B, Insured: AGM
5.00%, due 9/15/25	470,000	486,462
Series B, Insured: AGM
5.00%, due 9/15/26	395,000	413,081
City of Poughkeepsie NY, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	600,000	611,361

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers NY, Limited General Obligation
Series B, Insured: AGM State Aid Withholding
3.00%, due 2/15/39	$ 600,000	$ 464,710
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,516,482
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,514,813
Series A, Insured: AGM
4.00%, due 2/15/36	700,000	654,599
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/36	740,000	692,004
Series A, Insured: BAM
4.00%, due 5/1/36	1,700,000	1,618,133
Series A, Insured: BAM
4.00%, due 5/1/37	2,000,000	1,861,778
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/38	1,300,000	1,191,061
Series A, Insured: AGM
5.00%, due 2/15/32	850,000	908,924
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/32	855,000	914,271
Series A, Insured: AGM
5.00%, due 2/15/34	600,000	636,789
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/34	750,000	795,986
City of Yonkers NY, Unlimited General Obligation
Series B, Insured: BAM State Aid Withholding
4.00%, due 5/1/39	2,000,000	1,797,740
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	350,745	319,174
Series A-1
(zero coupon), due 7/1/33	1,351,801	689,061
Series A-1
4.00%, due 7/1/35	3,921,443	3,214,044
Series A-1
4.00%, due 7/1/46	1,000,000	728,460
	Principal Amount	Value

General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
5.375%, due 7/1/25	$ 1,169,884	$ 1,170,074
Series A-1
5.625%, due 7/1/27	1,159,287	1,168,870
Series A-1
5.625%, due 7/1/29	1,140,480	1,148,969
Series A-1
5.75%, due 7/1/31	1,107,737	1,116,655
County of Clinton NY, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (b)	1,500,000	1,326,694
County of Nassau NY, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/44	4,870,000	4,978,112
Series B, Insured: AGM
5.00%, due 4/1/49	5,000,000	5,074,883
County of Onondaga NY, Limited General Obligation
3.00%, due 6/1/39	2,150,000	1,671,565
3.25%, due 4/15/34	1,250,000	1,114,095
County of Rockland NY, Limited General Obligation
Insured: BAM
5.00%, due 6/1/24	500,000	512,682
Insured: BAM
5.00%, due 6/1/25	560,000	584,398
Insured: BAM
5.00%, due 6/1/26	550,000	582,411
County of Rockland NY, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	799,492
Insured: AGM
4.00%, due 5/1/45	950,000	822,081
Insured: AGM
4.00%, due 5/1/46	985,000	846,821
Insured: AGM
4.00%, due 5/1/48	1,065,000	910,410
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	$ 5,480,000	$ 4,733,662
Series B, Insured: AGM
3.00%, due 10/15/33	2,400,000	2,002,011
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	600,492
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	595,712
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,187,228
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	835,780
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	858,944
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	918,351
Lackawanna City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/15/32	745,000	747,681
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 6/15/27	960,000	1,023,825
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	357,173
Town of Oyster Bay NY, Public Improvement, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,484,515
Series A, Insured: BAM
5.00%, due 1/15/28	500,000	509,028
Village of Valley Stream NY, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	484,448
Insured: BAM
4.00%, due 4/1/34	510,000	501,640
	Principal Amount	Value

General Obligation (continued)
Village of Valley Stream NY, Various Purpose, Limited General Obligation (continued)
Insured: BAM
4.00%, due 4/1/35	$ 530,000	$ 516,602
Insured: BAM
4.00%, due 4/1/36	550,000	520,479
Insured: BAM
4.00%, due 4/1/37	570,000	530,657
		92,510,536
Hospital 8.7%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	6,345,989
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
4.00%, due 10/1/45	3,500,000	2,906,306
Series A
5.00%, due 10/1/33	1,000,000	1,018,216
Series A
5.00%, due 10/1/35	1,000,000	1,014,309
Series A
5.00%, due 10/1/50	6,250,000	5,869,130
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/50	6,835,000	4,274,372
Insured: AGM
4.00%, due 4/1/39	700,000	619,252
Insured: AGM
4.00%, due 4/1/50	4,265,000	3,500,424
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/44	600,000	500,016
4.00%, due 7/1/49	1,300,000	1,058,799

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B
4.00%, due 7/1/41	$ 7,350,000	$ 5,860,473
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/24	200,000	203,438
Series A
5.00%, due 12/1/25	215,000	220,264
Series A
5.00%, due 12/1/26	340,000	349,946
Series A
5.00%, due 12/1/27	400,000	413,039
Series A
5.00%, due 12/1/28	600,000	621,330
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	2,705,000	2,392,704
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	3,100,000	2,722,777
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
4.00%, due 12/1/37	1,000,000	841,211
Series A
5.00%, due 12/1/32	540,000	540,183
Series A
5.00%, due 12/1/42	1,000,000	966,176
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
Series A
4.00%, due 12/1/46	750,000	576,175
	Principal Amount	Value

Hospital (continued)
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	$ 250,000	$ 252,015
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/32	800,000	783,061
5.00%, due 12/1/34	3,500,000	3,368,912
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds
Insured: FHA 241
3.00%, due 2/1/50	14,000,000	9,465,567
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/37	470,000	433,812
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (c)	5,000,000	5,156,645
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	750,000	474,778
Series A
4.00%, due 7/1/40	1,000,000	887,140
Series A
4.00%, due 7/1/50	3,005,000	2,448,217
Series A
4.00%, due 7/1/53	8,450,000	6,812,777
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	100,000	95,766
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	4,150,000	2,819,870
Series A, Insured: AGM
4.00%, due 12/1/32	1,000,000	943,985
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series A, Insured: AGM
4.00%, due 12/1/33	$ 1,255,000	$ 1,173,342
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,472,691
Series A, Insured: AGM
4.00%, due 12/1/36	1,650,000	1,509,033
Series A, Insured: AGM
4.00%, due 12/1/37	1,155,000	1,047,824
Series A, Insured: AGM
4.00%, due 12/1/37	1,270,000	1,120,707
Series A, Insured: AGM
4.00%, due 12/1/46	4,000,000	3,296,190
Series A, Insured: AGM
4.00%, due 12/1/49	4,000,000	3,329,270
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	252,393
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds
5.00%, due 11/1/46	2,500,000	2,262,740
		92,221,264
Housing 1.7%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	600,000	609,220
Series A
5.00%, due 5/1/30	350,000	354,588
Series A
5.00%, due 5/1/31	200,000	202,428
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Insured: BAM
4.00%, due 10/1/42	4,945,000	4,321,672
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,061,562
	Principal Amount	Value

Housing (continued)
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	$ 2,950,000	$ 2,931,248
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series 2019A
4.00%, due 7/1/49	3,050,000	2,524,332
Series A
5.00%, due 7/1/43	1,500,000	1,541,463
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/24	400,000	398,614
Series A
5.00%, due 10/1/25	250,000	247,722
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	188,247
5.00%, due 6/1/30	330,000	334,703
5.00%, due 6/1/31	320,000	323,508
5.00%, due 6/1/37	1,000,000	980,691
5.00%, due 6/1/42	1,000,000	955,466
		17,975,464
Other Revenue 33.7%
Battery Park City Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	4,355,000	3,847,933
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	2,685,200
5.25%, due 11/1/36	1,130,000	1,140,527
Broome County Local Development Corp., Good Shepherd Village at Endwell, Revenue Bonds
4.00%, due 7/1/31	1,565,000	1,375,168
4.00%, due 7/1/36	2,100,000	1,705,145
4.00%, due 1/1/47	1,160,000	816,901

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Build NYC Resource Corp., Bronx Charter School for Excellence Project, Revenue Bonds
Series A
5.50%, due 4/1/43	$ 1,160,000	$ 1,161,571
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	4,305,000	4,307,327
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	1,999,950
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	693,484
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	430,840
5.625%, due 5/15/43	2,300,000	2,299,840
City of New York NY, Alvin Ailey Dance Foundation, Inc., Revenue Bonds
Series A
4.00%, due 7/1/46	1,515,000	1,286,196
City of New York NY, Museum of Modern Art (The), Revenue Bonds
Series 2016-ONE-E
4.00%, due 4/1/30	1,200,000	1,218,524
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	436,658
Insured: AGM
3.25%, due 9/1/40	570,000	445,035
Insured: AGM
3.25%, due 9/1/42	610,000	461,920
Insured: AGM
3.25%, due 9/1/43	630,000	469,430
Insured: AGM
3.25%, due 9/1/44	650,000	478,508
Insured: AGM
3.375%, due 9/1/38	535,000	439,493
Insured: AGM
3.50%, due 9/1/37	515,000	441,004
	Principal Amount	Value

Other Revenue (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	$ 500,000	$ 513,457
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (b)
5.00%, due 1/1/25	1,000,000	1,029,710
5.00%, due 1/1/26	1,000,000	1,042,210
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,196,125
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	2,211,123	1,909,857
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,246,451
5.50%, due 7/1/43	1,725,000	1,750,879
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A
5.00%, due 2/15/31	8,380,000	8,800,755
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	4,000,000	3,404,061
Series A, Insured: BAM
5.00%, due 2/15/42	7,500,000	7,616,508
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	771,581
Series A
5.25%, due 7/1/56	2,500,000	1,923,404
Long Island Power Authority, Electric System, Revenue Bonds
Series A
4.00%, due 9/1/37	3,890,000	3,605,137
Series A
4.00%, due 9/1/38	2,000,000	1,830,966
Series A
4.00%, due 9/1/40	550,000	496,660
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Long Island Power Authority, Electric System, Revenue Bonds (continued)
5.00%, due 9/1/37	$ 2,000,000	$ 2,069,705
5.00%, due 9/1/38	1,000,000	1,032,108
5.00%, due 9/1/39	1,000,000	1,030,265
Series A
5.00%, due 9/1/44	2,000,000	2,030,307
Series B
5.00%, due 9/1/45	1,000,000	1,025,114
Series B
5.00%, due 9/1/46	245,000	248,674
5.00%, due 9/1/47	2,000,000	2,015,473
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,178,958
Series A
5.00%, due 10/1/32	3,140,000	3,163,555
Series A
5.00%, due 10/1/39	9,415,000	9,283,560
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 11/15/49	4,000,000	4,054,427
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	4,900,000	3,701,189
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	665,224
New York City Housing Development Corp., Capital Fund Grant Program, Revenue Bonds
Series A
5.00%, due 7/1/23	1,300,000	1,315,701
	Principal Amount	Value

Other Revenue (continued)
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series E-1-A
3.40%, due 11/1/47	$ 3,000,000	$ 2,106,115
Series G
3.85%, due 11/1/45	595,000	461,427
Series L-2-A
4.00%, due 5/1/44	1,505,000	1,252,021
Series I-1-A
4.05%, due 11/1/41	1,000,000	865,226
Series I-1-A
4.15%, due 11/1/46	3,250,000	2,718,187
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	741,997
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/39	6,955,000	5,104,783
Insured: AGM
3.00%, due 1/1/40	4,295,000	3,082,993
Series A, Insured: AGM
3.00%, due 1/1/46	21,195,000	13,878,026
New York City Industrial Development Agency, TRIPS Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,500,000	1,496,970
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	152,177
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	331,158
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	58,549
Series A, Insured: AGC
(zero coupon), due 3/1/46	4,080,000	1,124,425
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	289,686

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds (continued)
Series A, Insured: AGM-CR
3.00%, due 3/1/49	$ 10,980,000	$ 7,196,215
Series A, Insured: AGM
4.00%, due 3/1/45	6,500,000	5,375,781
Series A, Insured: AGM
5.00%, due 3/1/29	2,000,000	2,117,353
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1A, Insured: State Aid Withholding
3.00%, due 7/15/38	8,000,000	6,290,216
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/36	1,500,000	1,426,527
Series S-1A, Insured: State Aid Withholding
4.00%, due 7/15/40	2,265,000	2,050,205
Series S-3, Insured: State Aid Withholding
4.00%, due 7/15/46	2,905,000	2,514,515
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	2,539,287
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-1
4.00%, due 11/1/35	3,825,000	3,630,196
Series C-1
4.00%, due 11/1/42	3,000,000	2,656,593
Series C
4.00%, due 5/1/44	4,000,000	3,494,876
Series E-1
4.00%, due 2/1/46	5,440,000	4,682,605
Series C-1
5.00%, due 2/1/51	5,000,000	5,079,328
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	1,588,825
	Principal Amount	Value

Other Revenue (continued)
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds
5.00%, due 11/15/40	$ 1,620,000	$ 1,623,095
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/41	2,320,000	822,445
New York Convention Center Development Corp., New York City Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/43	4,800,000	1,504,621
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	853,251
Series A
5.00%, due 6/1/45	245,000	204,545
Series A
6.25%, due 6/1/41 (a)	4,800,000	4,676,344
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	1,600,000	569,753
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	136,605
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	8,000,000	5,269,160
4.00%, due 2/15/43	6,665,000	5,632,562
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a)
Class 1
5.00%, due 11/15/44	5,660,000	4,972,916
Class 2
5.375%, due 11/15/40	1,500,000	1,430,852
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
3.25%, due 9/15/52	$ 1,250,000	$ 843,225
3.50%, due 9/15/52	1,225,000	834,886
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	736,730
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	13,810,000	8,921,652
New York State Dormitory Authority, Oceanside Library, Revenue Bonds
4.00%, due 7/1/52	10,000,000	8,407,407
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/39	8,000,000	7,309,817
Series E
4.00%, due 3/15/45	2,000,000	1,737,885
Series A
4.00%, due 3/15/47	5,500,000	4,718,105
Series C
5.00%, due 3/15/31	3,620,000	3,688,544
New York State Housing Finance Agency, Revenue Bonds
Series C, Insured: FHA 542(C)
4.20%, due 11/1/54	12,795,000	10,751,004
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/38	3,000,000	2,769,046
Series E
4.00%, due 3/15/38	3,000,000	2,769,046
Series E
4.00%, due 3/15/43	2,885,000	2,531,830
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
4.00%, due 3/15/42	9,500,000	8,487,453
	Principal Amount	Value

Other Revenue (continued)
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds
5.25%, due 8/1/31 (b)	$ 1,420,000	$ 1,409,946
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	6,200,000	5,156,092
5.00%, due 10/1/35	3,000,000	2,891,967
New York Transportation Development Corp., New York State Thruway Serive Areas Project, Revenue Bonds (b)
4.00%, due 10/31/41	3,880,000	3,178,359
4.00%, due 4/30/53	11,320,000	8,326,349
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	488,113
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC
5.25%, due 8/1/23	100,000	101,459
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
5.00%, due 7/1/58	16,909,000	14,541,539
Rensselaer Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds
Series 2012A
5.00%, due 12/1/47	175,000	175,242
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	1,906,239
Schenectady Metroplex Development Authority, General Resolution Bonds, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/33	1,000,000	1,016,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	$ 1,625,000	$ 1,531,572
State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds
Series 208
4.00%, due 10/1/48	1,595,000	1,574,303
Series 213
4.25%, due 10/1/47	595,000	589,221
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	177,703
Series A
5.00%, due 12/1/34	165,000	164,254
Series A
5.00%, due 12/1/40	175,000	169,527
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series A-1
0.67%, due 6/1/23	1,585,000	1,547,305
Series A-1
1.015%, due 6/1/24	1,000,000	942,293
Series A-2
4.00%, due 6/1/37	1,250,000	1,111,294
Series A-2
4.00%, due 6/1/38	1,000,000	878,499
Series A-2
4.00%, due 6/1/39	1,250,000	1,087,050
Series A-2
4.00%, due 6/1/40	1,250,000	1,076,791
Series B-1
4.00%, due 6/1/50	4,250,000	3,818,718
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
4.00%, due 11/15/39	880,000	682,152
Series D
5.00%, due 11/15/27	2,825,000	2,828,271
Series D
5.00%, due 11/15/28	200,000	200,011
	Principal Amount	Value

Other Revenue (continued)
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	$ 1,020,000	$ 970,152
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	690,000	668,653
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/41	2,000,000	1,994,763
Series B
5.00%, due 6/1/48	9,890,000	8,457,714
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (a)	1,000,000	950,230
Series A
5.00%, due 10/1/32	1,000,000	925,161
Series A, Insured: AGM-CR
5.00%, due 10/1/32	1,200,000	1,205,108
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds
Series B
5.00%, due 1/1/51	2,500,000	2,251,023
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	279,033
5.00%, due 7/1/28	270,000	280,634
5.00%, due 7/1/29	100,000	103,844
5.00%, due 7/1/34	200,000	204,659
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	3,265,000	3,232,367
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	$ 250,000	$ 251,106
		357,946,701
Transportation 14.7%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	702,038
Series A
5.00%, due 12/15/43	1,750,000	1,731,578
Series A
5.00%, due 12/15/48	2,585,000	2,504,829
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	734,429
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	285,611
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds
5.00%, due 1/1/47	2,095,000	2,112,316
Metropolitan Transportation Authority, Revenue Bonds
Series D
4.00%, due 11/15/42	1,230,000	1,000,776
Series D
5.00%, due 11/15/29	550,000	561,143
Series B
5.00%, due 11/15/40	2,500,000	2,385,835
Series E
5.00%, due 11/15/42	685,000	685,449
Series B, Insured: BAM
5.00%, due 11/15/52	9,000,000	9,016,408
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	6,720,000	5,510,897
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	2,180,000	1,863,713
	Principal Amount	Value

Transportation (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series C, Insured: AGM
4.00%, due 11/15/46	$ 1,600,000	$ 1,320,973
Series D-2
4.00%, due 11/15/47	2,000,000	1,552,273
Series C, Insured: AGM
4.00%, due 11/15/48	1,200,000	977,710
Series D-2
4.00%, due 11/15/48	300,000	231,123
Series A-1
4.00%, due 11/15/49	2,000,000	1,533,995
Series A-1, Insured: AGM
4.00%, due 11/15/50	2,500,000	2,019,042
Series A-1
4.00%, due 11/15/52	1,460,000	1,099,291
Series A-1, Insured: AGM
4.00%, due 11/15/54	3,500,000	2,780,534
Series A-2
5.00%, due 11/15/27	590,000	598,445
Series C
5.00%, due 11/15/42	2,325,000	2,198,685
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,205,000	7,005,024
New York State Bridge Authority, Revenue Bonds
Series A
4.00%, due 1/1/38	200,000	183,506
Series A
4.00%, due 1/1/39	275,000	250,991
Series A
4.00%, due 1/1/40	325,000	294,210
Series A
4.00%, due 1/1/41	200,000	180,197
Series A
4.00%, due 1/1/46	1,000,000	876,816
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	4,000,000	3,733,997
Series B, Insured: AGM
4.00%, due 1/1/45	4,450,000	3,760,602
Series N
4.00%, due 1/1/47	5,500,000	4,565,654

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	$ 9,050,000	$ 7,605,818
New York Transportation Development Corp., JFK International Air Terminal LLC, Revenue Bonds
5.00%, due 12/1/29 (b)	1,250,000	1,247,120
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/41 (b)	3,000,000	2,805,316
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds
4.00%, due 12/1/38 (b)	1,275,000	1,052,354
Series A
4.00%, due 12/1/42 (b)	1,350,000	1,059,195
Series C
4.00%, due 12/1/42	7,090,000	5,699,393
Series A
5.00%, due 12/1/36 (b)	1,600,000	1,515,802
5.00%, due 12/1/37 (b)	3,500,000	3,299,339
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A
5.00%, due 4/1/24	490,000	498,209
Series A
5.00%, due 4/1/27	610,000	614,550
Series A
5.00%, due 4/1/29	325,000	327,171
Series A
5.00%, due 4/1/29	600,000	613,708
Series A
5.00%, due 4/1/30	375,000	383,378
Series A
5.00%, due 4/1/31	350,000	356,728
Series A
5.00%, due 4/1/32	400,000	406,240
	Principal Amount	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b) (continued)
Series A
5.00%, due 4/1/34	$ 450,000	$ 446,459
Series A
5.00%, due 4/1/35	400,000	392,894
Series A
5.00%, due 4/1/36	600,000	586,006
Series A
5.00%, due 4/1/38	375,000	365,583
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)	2,090,000	1,720,269
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (b)	625,000	635,413
Series B
5.00%, due 7/1/37 (b)	200,000	202,779
Series A
5.00%, due 7/1/48	1,235,000	1,248,360
Port Authority of New York & New Jersey, Revenue Bonds (b)
Series 218
4.00%, due 11/1/41	2,030,000	1,748,094
Series 223
4.00%, due 7/15/46	3,000,000	2,471,235
Series 221
4.00%, due 7/15/50	3,000,000	2,431,695
Series 231
5.50%, due 8/1/47	4,000,000	4,184,851
Port Authority of New York & New Jersey, Revenue Bonds, Third Series
Series 193
5.00%, due 10/15/34 (b)	5,775,000	5,829,731
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (b)	1,500,000	1,511,319
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (b)	2,500,000	2,293,473
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds (b)
Series 214
4.00%, due 9/1/37	$ 2,955,000	$ 2,627,640
Series 214
4.00%, due 9/1/39	4,350,000	3,799,302
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (b)	5,500,000	4,507,731
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC-ICC
5.00%, due 7/1/23	340,000	342,372
Syracuse Regional Airport Authority, Revenue Bonds (b)
4.00%, due 7/1/35	350,000	313,998
4.00%, due 7/1/36	435,000	385,910
5.00%, due 7/1/26	1,000,000	1,020,579
5.00%, due 7/1/31	1,000,000	1,023,426
5.00%, due 7/1/32	1,000,000	1,019,054
5.00%, due 7/1/33	750,000	759,237
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/45	2,000,000	2,036,379
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/44	1,105,000	934,158
Series A
4.00%, due 11/15/54	5,000,000	4,092,898
Series A
5.00%, due 11/15/54	4,000,000	4,051,654
Series A
5.00%, due 11/15/56	1,000,000	1,009,382
Series A
5.50%, due 11/15/57	10,000,000	10,597,851
		156,332,143
	Principal Amount	Value

Utilities 2.5%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	$ 1,055,000	$ 1,071,900
Series A
5.00%, due 10/1/38	350,000	352,575
Series A
5.00%, due 10/1/40	3,600,000	3,610,608
Long Island Power Authority, Electric System, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 12/1/26	1,500,000	1,288,409
New York Power Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 11/15/60	3,335,000	2,733,951
New York Power Authority, Green Transmission Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	7,710,000	6,590,233
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE
5.00%, due 7/1/23	265,000	264,777
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	215,000	213,687
Series XX
5.25%, due 7/1/40 (d)(e)	5,630,000	4,236,575
Utility Debt Securitization Authority, Revenue Bonds
5.00%, due 12/15/38	5,500,000	5,760,125
		26,122,840
Water & Sewer 4.9%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/45	3,000,000	2,688,958
Buffalo Municipal Water Finance Authority, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/51	2,000,000	1,651,771
Great Neck North Water Authority, Revenue Bonds
Series A
4.00%, due 1/1/32	250,000	245,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Great Neck North Water Authority, Revenue Bonds (continued)
Series A
4.00%, due 1/1/33	$ 425,000	$ 406,350
Series A
4.00%, due 1/1/34	250,000	234,727
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,016,019
5.00%, due 1/1/46	3,365,000	3,269,808
Series A
5.00%, due 1/1/50	9,975,000	9,469,045
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	1,595,197
5.00%, due 8/1/37	750,000	751,252
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series FF-1
4.00%, due 6/15/49	3,000,000	2,554,253
Series DD
5.00%, due 6/15/34	1,000,000	1,006,470
Series GG-1
5.00%, due 6/15/48	1,000,000	1,022,935
Series AA-1
5.00%, due 6/15/50	755,000	772,868
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	807,431
Onondaga County Water Authority, Revenue Bonds
Series A
4.00%, due 9/15/36	1,375,000	1,290,448
Series A
4.00%, due 9/15/37	1,945,000	1,786,976
Series A
4.00%, due 9/15/39	700,000	633,033
	Principal Amount	Value

Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/24	$ 2,850,000	$ 2,842,483
Series B
5.00%, due 7/1/29	870,000	841,910
Series B
5.00%, due 7/1/33	6,000,000	5,603,626
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/47 (a)	2,500,000	2,142,579
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	4,600,000	3,990,511
Upper Mohawk Valley Regional Water Finance Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/46	2,675,000	2,369,187
		51,993,670
Total Long-Term Municipal Bonds (Cost $1,108,179,939)		955,342,840
Short-Term Municipal Notes 3.3%
General Obligation 0.9%
City of New York NY, Unlimited General Obligation
Series D-4
1.60%, due 12/1/47 (f)	10,000,000	10,000,000
Transportation 1.9%
Metropolitan Transportation Authority, Revenue Bonds
Series E-1
1.60%, due 11/15/50 (f)	20,000,000	20,000,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Utility 0.5%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
2.046%, due 7/1/29 (f)	$ 5,000,000	$ 4,696,916
Total Short-Term Municipal Notes (Cost $34,764,078)		34,696,916
Total Municipal Bonds (Cost $1,142,944,017)		990,039,756

	Shares
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Income Trust	12,602	115,056
Eaton Vance New York Municipal Bond Fund	13,241	110,960
Nuveen New York AMT-Free Quality Municipal Income Fund	205,883	1,968,241
Total Closed-End Funds (Cost $3,194,012)		2,194,257
Short-Term Investment 6.0%
Unaffiliated Investment Company 6.0%
BlackRock Liquidity Funds MuniCash, 1.826% (g)	63,895,577	63,889,188
Total Short-Term Investment (Cost $63,889,188)		63,889,188
Total Investments (Cost $1,210,027,217)	99.5%	1,056,123,201
Other Assets, Less Liabilities	0.5	4,849,343
Net Assets	100.0%	$ 1,060,972,544

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Current yield as of October 31, 2022.

Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(900)	December 2022	$ (105,660,861)	$ (99,534,375)	$ 6,126,486
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Long Bonds	(485)	December 2022	$ (63,782,029)	$ (58,442,500)	$ 5,339,529
Net Unrealized Appreciation					$ 11,466,015

1.	As of October 31, 2022, cash in the amount of $3,643,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
ICC—Insured Custody Certificates
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 955,342,840	$ —	$ 955,342,840
Short-Term Municipal Notes	—	34,696,916	—	34,696,916
Total Municipal Bonds	—	990,039,756	—	990,039,756
Closed-End Funds	2,194,257	—	—	2,194,257
Short-Term Investment
Unaffiliated Investment Company	63,889,188	—	—	63,889,188
Total Investments in Securities	66,083,445	990,039,756	—	1,056,123,201
Other Financial Instruments
Futures Contracts (b)	11,466,015	—	—	11,466,015
Total Investments in Securities and Other Financial Instruments	$ 77,549,460	$ 990,039,756	$ —	$ 1,067,589,216

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $1,210,027,217)	$1,056,123,201
Cash	215
Cash collateral on deposit at broker for futures contracts	3,643,000
Receivables:
Dividends and interest	14,082,243
Fund shares sold	12,430,429
Investment securities sold	1,745,971
Variation margin on futures contracts	729,380
Other assets	12,982
Total assets	1,088,767,421
Liabilities
Payables:
Fund shares redeemed	24,378,290
Investment securities purchased	2,111,299
Manager (See Note 3)	413,252
NYLIFE Distributors (See Note 3)	188,862
Transfer agent (See Note 3)	73,277
Shareholder communication	23,045
Professional fees	22,823
Custodian	21,636
Trustees	369
Accrued expenses	9,691
Distributions payable	552,333
Total liabilities	27,794,877
Net assets	$1,060,972,544
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 119,359
Additional paid-in-capital	1,275,825,285
1,275,944,644
Total distributable earnings (loss)	(214,972,100)
Net assets	$1,060,972,544
Class A
Net assets applicable to outstanding shares	$690,832,075
Shares of beneficial interest outstanding	77,724,935
Net asset value per share outstanding	$ 8.89
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.16
Investor Class
Net assets applicable to outstanding shares	$ 300,966
Shares of beneficial interest outstanding	33,862
Net asset value per share outstanding	$ 8.89
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.12
Class C
Net assets applicable to outstanding shares	$ 73,021,933
Shares of beneficial interest outstanding	8,214,631
Net asset value and offering price per share outstanding	$ 8.89
Class C2
Net assets applicable to outstanding shares	$ 1,637,515
Shares of beneficial interest outstanding	184,305
Net asset value and offering price per share outstanding	$ 8.88
Class I
Net assets applicable to outstanding shares	$294,456,052
Shares of beneficial interest outstanding	33,120,075
Net asset value and offering price per share outstanding	$ 8.89
Class R6
Net assets applicable to outstanding shares	$ 724,003
Shares of beneficial interest outstanding	81,426
Net asset value and offering price per share outstanding	$ 8.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 38,732,625
Dividends	130,037
Total income	38,862,662
Expenses
Manager (See Note 3)	5,554,077
Distribution/Service—Class A (See Note 3)	2,043,604
Distribution/Service—Investor Class (See Note 3)	869
Distribution/Service—Class C (See Note 3)	472,957
Distribution/Service—Class C2 (See Note 3)	12,463
Transfer agent (See Note 3)	454,953
Professional fees	135,797
Custodian	100,029
Shareholder communication	43,501
Registration	40,744
Trustees	27,400
Miscellaneous	56,131
Total expenses before waiver/reimbursement	8,942,525
Expense waiver/reimbursement from Manager (See Note 3)	(174,570)
Net expenses	8,767,955
Net investment income (loss)	30,094,707
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(47,902,637)
Futures transactions	10,046,436
Net realized gain (loss)	(37,856,201)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(222,317,681)
Futures contracts	11,445,814
Net change in unrealized appreciation (depreciation)	(210,871,867)
Net realized and unrealized gain (loss)	(248,728,068)
Net increase (decrease) in net assets resulting from operations	$(218,633,361)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 30,094,707	$ 25,909,535
Net realized gain (loss)	(37,856,201)	538,926
Net change in unrealized appreciation (depreciation)	(210,871,867)	32,703,974
Net increase (decrease) in net assets resulting from operations	(218,633,361)	59,152,435
Distributions to shareholders:
Class A	(23,036,677)	(19,009,606)
Investor Class	(9,823)	(9,566)
Class C	(2,420,147)	(2,288,913)
Class C2	(46,357)	(24,498)
Class I	(10,162,463)	(8,089,706)
Class R6	(24,025)	(27,918)
Total distributions to shareholders	(35,699,492)	(29,450,207)
Capital share transactions:
Net proceeds from sales of shares	1,065,321,666	497,461,170
Net asset value of shares issued to shareholders in reinvestment of distributions	29,183,591	23,618,819
Cost of shares redeemed	(1,155,538,985)	(234,382,554)
Increase (decrease) in net assets derived from capital share transactions	(61,033,728)	286,697,435
Net increase (decrease) in net assets	(315,366,581)	316,399,663
Net Assets
Beginning of year	1,376,339,125	1,059,939,462
End of year	$ 1,060,972,544	$1,376,339,125
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Net investment income (loss)	0.24(a)	0.22(a)	0.29	0.32	0.34
Net realized and unrealized gain (loss)	(2.00)	0.34	(0.04)	0.56	(0.22)
Total from investment operations	(1.76)	0.56	0.25	0.88	0.12
Less distributions:
From net investment income	(0.29)	(0.25)	(0.30)	(0.32)	(0.34)
Net asset value at end of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Total investment return (b)	(16.36)%	5.32%	2.35%	8.84%	1.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%	2.02%	2.38%	3.00%	3.31%
Net expenses (c)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%	0.76%	0.80%	0.82%	0.82%
Portfolio turnover rate	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of year (in 000’s)	$ 690,832	$ 907,662	$ 688,870	$ 462,499	$ 186,579

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Net investment income (loss)	0.24(a)	0.22(a)	0.25	0.32	0.34
Net realized and unrealized gain (loss)	(2.00)	0.34	0.00‡	0.55	(0.21)
Total from investment operations	(1.76)	0.56	0.25	0.87	0.13
Less distributions:
From net investment income	(0.29)	(0.25)	(0.30)	(0.32)	(0.34)
Net asset value at end of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Total investment return (b)	(16.37)%	5.32%	2.33%	8.72%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%	2.03%	2.39%	3.06%	3.29%
Net expenses (c)	0.76%	0.76%	0.77%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.82%	0.84%	0.85%
Portfolio turnover rate	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of year (in 000's)	$ 301	$ 375	$ 414	$ 463	$ 385

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Net investment income (loss)	0.21(a)	0.19(a)	0.24	0.30	0.31
Net realized and unrealized gain (loss)	(2.00)	0.35	(0.02)	0.56	(0.22)
Total from investment operations	(1.79)	0.54	0.22	0.86	0.09
Less distributions:
From net investment income	(0.26)	(0.23)	(0.27)	(0.30)	(0.31)
Net asset value at end of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Total investment return (b)	(16.58)%	5.05%	2.08%	8.55%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.77%	2.13%	2.77%	3.04%
Net expenses (c)	1.01%	1.01%	1.02%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.07%	1.09%	1.10%
Portfolio turnover rate	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of year (in 000’s)	$ 73,022	$ 111,681	$ 107,117	$ 90,553	$ 54,258

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		August 31, 2020^ through October 31,
Class C2	2022	2021	2020
Net asset value at beginning of period	$ 10.94	$ 10.63	$ 10.72
Net investment income (loss)	0.20(a)	0.17(a)	0.04
Net realized and unrealized gain (loss)	(2.02)	0.35	(0.09)
Total from investment operations	(1.82)	0.52	(0.05)
Less distributions:
From net investment income	(0.24)	(0.21)	(0.04)
Net asset value at end of period	$ 8.88	$ 10.94	$ 10.63
Total investment return (b)	(16.80)%	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	1.55%	1.32%††
Net expenses (c)	1.16%	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.17%	1.16%	1.22%††
Portfolio turnover rate (d)	53%	10%	29%
Net assets at end of period (in 000’s)	$ 1,638	$ 1,861	$ 315

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Net investment income (loss)	0.26(a)	0.25(a)	0.32	0.35	0.37
Net realized and unrealized gain (loss)	(2.00)	0.34	(0.05)	0.55	(0.21)
Total from investment operations	(1.74)	0.59	0.27	0.90	0.16
Less distributions:
From net investment income	(0.31)	(0.28)	(0.32)	(0.35)	(0.37)
Net asset value at end of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Total investment return (b)	(16.15)%	5.59%	2.61%	9.01%	1.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	2.27%	2.64%	3.37%	3.54%
Net expenses (c)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.51%	0.55%	0.57%	0.57%
Portfolio turnover rate	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of year (in 000’s)	$ 294,456	$ 353,955	$ 261,819	$ 161,203	$ 181,059

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 10.94	$ 10.63	$ 10.69
Net investment income (loss)	0.27(a)	0.26(a)	0.29
Net realized and unrealized gain (loss)	(2.01)	0.33	(0.03)
Total from investment operations	(1.74)	0.59	0.26
Less distributions:
From net investment income	(0.31)	(0.28)	(0.32)
Net asset value at end of period	$ 8.89	$ 10.94	$ 10.63
Total investment return (b)	(16.14)%	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	2.34%	2.39%
Net expenses (c)	0.48%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%	0.49%	0.54%
Portfolio turnover rate (d)	53%	10%	29%
Net assets at end of period (in 000’s)	$ 724	$ 806	$ 1,404

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C, Class C2 and SIMPLE Class shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee.

36	MainStay MacKay New York Tax Free Opportunities Fund

The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
37

Notes to Financial Statements (continued)
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from

38	MainStay MacKay New York Tax Free Opportunities Fund

non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
39

Notes to Financial Statements (continued)
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2022, 22.7% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$11,466,015	$11,466,015
Total Fair Value	$11,466,015	$11,466,015

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$10,046,436	$10,046,436
Total Net Realized Gain (Loss)	$10,046,436	$10,046,436

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$11,445,814	$11,445,814
Total Net Change in Unrealized Appreciation (Depreciation)	$11,445,814	$11,445,814

Average Notional Amount	Total
Futures Contracts Short	$(89,858,287)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel

40	MainStay MacKay New York Tax Free Opportunities Fund

affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion. During the year ended October 31, 2022, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $5,554,077 and waived fees and/or reimbursed expenses in the amount of $174,570 and paid the Subadvisor fees of $2,689,738.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $6,019 and $125, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2022, of $190,393 and $7,964, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and
41

Notes to Financial Statements (continued)
shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$291,168	$—
Investor Class	166	—
Class C	44,884	—
Class C2	912	—
Class I	117,792	—
Class R6	31	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$21,651	1.3%
Class R6	22,626	3.1
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,221,527,182	$1,167,678	$(166,571,659)	$(165,403,981)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$534,024	$(49,549,810)	$(552,333)	$(165,403,981)	$(214,972,100)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures, wash sale, and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $49,549,810, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,930	$22,620
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 811,027	$ 828,027
Exempt Interest Dividends	34,888,465	28,622,180
Total	$35,699,492	$29,450,207
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based

42	MainStay MacKay New York Tax Free Opportunities Fund

upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $621,317 and $651,238, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	87,298,953	$ 844,637,242
Shares issued to shareholders in reinvestment of distributions	2,025,106	20,047,685
Shares redeemed	(94,566,928)	(915,687,479)
Net increase (decrease) in shares outstanding before conversion	(5,242,869)	(51,002,552)
Shares converted into Class A (See Note 1)	11,505	111,557
Shares converted from Class A (See Note 1)	(7,371)	(74,414)
Net increase (decrease)	(5,238,735)	$ (50,965,409)
Year ended October 31, 2021:
Shares sold	30,707,409	$ 336,841,389
Shares issued to shareholders in reinvestment of distributions	1,485,376	16,302,415
Shares redeemed	(14,026,396)	(153,419,189)
Net increase (decrease) in shares outstanding before conversion	18,166,389	199,724,615
Shares converted into Class A (See Note 1)	33,907	372,896
Shares converted from Class A (See Note 1)	(41,200)	(449,580)
Net increase (decrease)	18,159,096	$ 199,647,931

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	30,048	$ 300,879
Shares issued to shareholders in reinvestment of distributions	931	9,203
Shares redeemed	(29,134)	(289,595)
Net increase (decrease) in shares outstanding before conversion	1,845	20,487
Shares converted into Investor Class (See Note 1)	353	3,710
Shares converted from Investor Class (See Note 1)	(2,575)	(26,300)
Net increase (decrease)	(377)	$ (2,103)
Year ended October 31, 2021:
Shares sold	8,730	$ 96,126
Shares issued to shareholders in reinvestment of distributions	834	9,151
Shares redeemed	(9,876)	(109,165)
Net increase (decrease) in shares outstanding before conversion	(312)	(3,888)
Shares converted into Investor Class (See Note 1)	369	4,087
Shares converted from Investor Class (See Note 1)	(4,762)	(52,231)
Net increase (decrease)	(4,705)	$ (52,032)

43

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	915,604	$ 9,185,855
Shares issued to shareholders in reinvestment of distributions	179,004	1,774,437
Shares redeemed	(3,077,812)	(30,367,036)
Net increase (decrease) in shares outstanding before conversion	(1,983,204)	(19,406,744)
Shares converted from Class C (See Note 1)	(8,930)	(85,257)
Net increase (decrease)	(1,992,134)	$ (19,492,001)
Year ended October 31, 2021:
Shares sold	1,889,563	$ 20,739,205
Shares issued to shareholders in reinvestment of distributions	146,546	1,607,772
Shares redeemed	(1,858,247)	(20,372,010)
Net increase (decrease) in shares outstanding before conversion	177,862	1,974,967
Shares converted from Class C (See Note 1)	(46,574)	(511,252)
Net increase (decrease)	131,288	$ 1,463,715

Class C2	Shares	Amount
Year ended October 31, 2022:
Shares sold	50,559	$ 530,063
Shares issued to shareholders in reinvestment of distributions	4,690	46,357
Shares redeemed	(41,066)	(396,237)
Net increase (decrease)	14,183	$ 180,183
Year ended October 31, 2021:
Shares sold	159,307	$ 1,741,853
Shares issued to shareholders in reinvestment of distributions	2,230	24,498
Shares redeemed	(21,068)	(234,045)
Net increase (decrease)	140,469	$ 1,532,306

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	21,497,011	$ 210,615,126
Shares issued to shareholders in reinvestment of distributions	736,274	7,281,884
Shares redeemed	(21,464,030)	(208,798,438)
Net increase (decrease) in shares outstanding before conversion	769,255	9,098,572
Shares converted into Class I (See Note 1)	7,019	70,704
Net increase (decrease)	776,274	$ 9,169,276
Year ended October 31, 2021:
Shares sold	12,579,814	$ 138,042,597
Shares issued to shareholders in reinvestment of distributions	514,497	5,647,065
Shares redeemed	(5,432,002)	(59,576,804)
Net increase (decrease) in shares outstanding before conversion	7,662,309	84,112,858
Shares converted into Class I (See Note 1)	58,252	636,080
Net increase (decrease)	7,720,561	$ 84,748,938

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	5,363	$ 52,501
Shares issued to shareholders in reinvestment of distributions	2,433	24,025
Shares redeemed	(18)	(200)
Net increase (decrease)	7,778	$ 76,326
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	2,546	$ 27,918
Shares redeemed	(60,941)	(671,341)
Net increase (decrease)	(58,395)	$ (643,423)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a

44	MainStay MacKay New York Tax Free Opportunities Fund

substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
46	MainStay MacKay New York Tax Free Opportunities Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
For the fiscal year ended October 31, 2022, the Fund designated approximately $130,037 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 16.03% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
47

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
48	MainStay MacKay New York Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

Independent Trustees
49

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member
50	MainStay MacKay New York Tax Free Opportunities Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
51

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013746.2 MS229-22	MSNTF11-12/22
(NYLIM) NL222

MainStay S&P 500 Index Fund
(formerly known as MainStay MacKay S&P 500 Index Fund)

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.5% Initial Sales Charge	With sales charges	1/2/2004	-16.31%	9.23%	11.84%	0.50%
		Excluding sales charges		-15.03	9.90	12.18	0.50
Investor Class Shares[2,3]	Maximum 1% Initial Sales Charge	With sales charges	2/28/2008	-16.03	9.04	11.68	0.82
		Excluding sales charges		-15.18	9.70	12.02	0.82
Class I Shares	No Sales Charge		1/2/1991	-14.82	10.17	12.46	0.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-15.39	N/A	5.35	1.07

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
Morningstar Large Blend Category Average[2]	-14.69	8.51	10.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. Information Regarding Standard & Poor's® "Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$942.70	$2.60	$1,022.53	$2.70	0.53%
Investor Class Shares	$1,000.00	$941.80	$3.43	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$943.80	$1.37	$1,023.79	$1.43	0.28%
SIMPLE Class Shares	$1,000.00	$940.60	$4.65	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Software	8.2%
Technology Hardware, Storage & Peripherals	7.3
Oil, Gas & Consumable Fuels	4.9
Semiconductors & Semiconductor Equipment	4.7
Pharmaceuticals	4.7
IT Services	4.5
Interactive Media & Services	4.0
Banks	3.9
Health Care Providers & Services	3.7
Capital Markets	3.0
Internet & Direct Marketing Retail	2.9
Health Care Equipment & Supplies	2.7
Equity Real Estate Investment Trusts	2.6
Biotechnology	2.3
Insurance	2.3
Specialty Retail	2.3
Automobiles	2.2
Hotels, Restaurants & Leisure	2.0
Electric Utilities	1.9
Beverages	1.9
Life Sciences Tools & Services	1.8
Aerospace & Defense	1.8
Chemicals	1.8
Machinery	1.8
Diversified Financial Services	1.6
Food & Staples Retailing	1.6
Entertainment	1.4
Household Products	1.4
Food Products	1.2
Diversified Telecommunication Services	0.9
Industrial Conglomerates	0.9
Multi–Utilities	0.9
Road & Rail	0.9
Communications Equipment	0.8%
Media	0.7
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.5
Consumer Finance	0.5
Multiline Retail	0.5
Commercial Services & Supplies	0.5
Building Products	0.4
Textiles, Apparel & Luxury Goods	0.4
Energy Equipment & Services	0.4
Professional Services	0.4
Metals & Mining	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Containers & Packaging	0.3
Trading Companies & Distributors	0.2
Airlines	0.2
Distributors	0.2
Personal Products	0.1
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Independent Power and Renewable Electricity Producers	0.1
Gas Utilities	0.0‡
Leisure Products	0.0‡
Short–Term Investments	0.4
Other Assets, Less Liabilities	0.1
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Tesla, Inc.
6.	Berkshire Hathaway, Inc., Class B
7.	UnitedHealth Group, Inc.
8.	Exxon Mobil Corp.
9.	Johnson & Johnson
10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Francis J. Ok of IndexIQ Advisors LLC, the Fund’s Subadvisor.
How did MainStay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay S&P 500 Index Fund returned −14.82%, underperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares underperformed the −14.69% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, the Fund changed its name from MainStay MacKay S&P 500 Index Fund to MainStay S&P 500 Index Fund. Effective June 10, 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Fund, transitioned from MacKay Shields to IndexIQ Advisors LLC ("IndexIQ"), which is a wholly owned, indirect subsidiary of New York Life Investment Management Holdings LLC. For more information on this transition refer to the prospectus supplement dated June 10, 2022.
What factors affected the Fund’s performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag behind that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. During the reporting period, the Fund's investment in futures contracts had a negative impact on performance.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
The strongest performing Index industry groups during the reporting period in terms of total returns included oil gas &
consumable fuels, energy equipment & services and wireless telecommunication services. During the same period, the industry groups with the lowest total returns included interactive media & services, textiles apparel & luxury goods and entertainment.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were oil gas & consumable fuels, health care providers & services and pharmaceuticals. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included software, interactive media & services and semiconductor & semiconductor equipment.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The Index stocks producing the highest total returns during the reporting period included Occidental Petroleum, Devon Energy, and CF Industries. Conversely, the Index stocks with the lowest total returns over the same period were Generac, Match Group and Align Technology.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were ExxonMobil, Chevron and UnitedHealth Group. During the same period, the stocks that made the weakest contributions to the Fund’s absolute performance were Microsoft, Amazon.com and Tesla.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were 19 additions and 20 deletions to the Index.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 99.5%
Aerospace & Defense 1.8%
Boeing Co. (The) (a)	18,476	$ 2,633,015
General Dynamics Corp.	7,444	1,859,511
Howmet Aerospace, Inc.	12,238	435,061
Huntington Ingalls Industries, Inc.	1,322	339,847
L3Harris Technologies, Inc.	6,334	1,561,141
Lockheed Martin Corp.	7,811	3,801,457
Northrop Grumman Corp.	4,814	2,642,934
Raytheon Technologies Corp.	48,873	4,634,138
Textron, Inc.	7,002	479,217
TransDigm Group, Inc.	1,705	981,671
		19,367,992
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	4,101	400,750
Expeditors International of Washington, Inc.	5,415	529,858
FedEx Corp.	7,913	1,268,295
United Parcel Service, Inc., Class B	24,225	4,064,228
		6,263,131
Airlines 0.2%
Alaska Air Group, Inc. (a)	4,196	186,554
American Airlines Group, Inc. (a)	21,510	305,012
Delta Air Lines, Inc. (a)	21,224	720,130
Southwest Airlines Co. (a)	19,640	713,914
United Airlines Holdings, Inc. (a)	10,815	465,910
		2,391,520
Auto Components 0.1%
Aptiv plc (a)	8,968	816,716
BorgWarner, Inc.	7,839	294,197
		1,110,913
Automobiles 2.2%
Ford Motor Co.	130,726	1,747,807
General Motors Co.	48,262	1,894,283
Tesla, Inc. (a)	88,161	20,060,154
		23,702,244
Banks 3.9%
Bank of America Corp.	231,394	8,339,440
Citigroup, Inc.	64,106	2,939,901
Citizens Financial Group, Inc.	16,406	671,005
Comerica, Inc.	4,330	305,265
Fifth Third Bancorp	22,713	810,627
First Republic Bank	6,048	726,365
Huntington Bancshares, Inc.	47,737	724,648
JPMorgan Chase & Co.	97,069	12,219,046
	Shares	Value

Banks (continued)
KeyCorp	30,871	$ 551,665
M&T Bank Corp.	5,813	978,735
PNC Financial Services Group, Inc. (The)	13,575	2,196,842
Regions Financial Corp.	30,929	678,892
Signature Bank	2,083	330,218
SVB Financial Group (a)	1,956	451,758
Truist Financial Corp.	43,904	1,966,460
U.S. Bancorp	44,754	1,899,807
Wells Fargo & Co.	125,551	5,774,090
Zions Bancorp NA	4,981	258,713
		41,823,477
Beverages 1.9%
Brown-Forman Corp., Class B	6,052	411,536
Coca-Cola Co. (The)	128,832	7,710,595
Constellation Brands, Inc., Class A	5,274	1,303,100
Keurig Dr Pepper, Inc.	28,123	1,092,297
Molson Coors Beverage Co., Class B	6,229	314,129
Monster Beverage Corp. (a)	12,731	1,193,149
PepsiCo, Inc.	45,681	8,294,756
		20,319,562
Biotechnology 2.3%
AbbVie, Inc.	58,525	8,568,060
Amgen, Inc.	17,706	4,786,817
Biogen, Inc. (a)	4,803	1,361,362
Gilead Sciences, Inc.	41,487	3,255,070
Incyte Corp. (a)	6,111	454,292
Moderna, Inc. (a)	11,136	1,674,075
Regeneron Pharmaceuticals, Inc. (a)	3,548	2,656,565
Vertex Pharmaceuticals, Inc. (a)	8,489	2,648,568
		25,404,809
Building Products 0.4%
Allegion plc	2,907	304,566
AO Smith Corp.	4,253	232,979
Carrier Global Corp.	27,857	1,107,594
Fortune Brands Home & Security, Inc.	4,280	258,170
Johnson Controls International plc	22,800	1,318,752
Masco Corp.	7,465	345,406
Trane Technologies plc	7,670	1,224,362
		4,791,829
Capital Markets 3.0%
Ameriprise Financial, Inc.	3,580	1,106,650
Bank of New York Mellon Corp. (The)	24,341	1,025,000
BlackRock, Inc.	4,991	3,223,737
Cboe Global Markets, Inc.	3,511	437,120
Charles Schwab Corp. (The)	50,543	4,026,761

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
CME Group, Inc.	11,897	$ 2,061,750
FactSet Research Systems, Inc.	1,257	534,841
Franklin Resources, Inc.	9,403	220,500
Goldman Sachs Group, Inc. (The)	11,299	3,892,618
Intercontinental Exchange, Inc.	18,485	1,766,611
Invesco Ltd.	15,057	230,673
MarketAxess Holdings, Inc.	1,246	304,074
Moody's Corp.	5,224	1,383,681
Morgan Stanley	44,326	3,642,267
MSCI, Inc.	2,665	1,249,512
Nasdaq, Inc.	11,219	698,271
Northern Trust Corp.	6,898	581,846
Raymond James Financial, Inc.	6,430	759,640
S&P Global, Inc.	11,277	3,622,736
State Street Corp.	12,168	900,432
T. Rowe Price Group, Inc.	7,470	793,015
		32,461,735
Chemicals 1.8%
Air Products and Chemicals, Inc.	7,342	1,838,437
Albemarle Corp.	3,877	1,085,056
Celanese Corp.	3,299	317,100
CF Industries Holdings, Inc.	6,596	700,891
Corteva, Inc.	23,786	1,554,177
Dow, Inc.	23,772	1,111,103
DuPont de Nemours, Inc.	16,580	948,376
Eastman Chemical Co.	4,065	312,233
Ecolab, Inc.	8,207	1,289,073
FMC Corp.	4,169	495,694
International Flavors & Fragrances, Inc.	8,439	823,731
Linde plc	16,496	4,905,086
LyondellBasell Industries NV, Class A	8,422	643,862
Mosaic Co. (The)	11,428	614,255
PPG Industries, Inc.	7,778	888,092
Sherwin-Williams Co. (The)	7,807	1,756,809
		19,283,975
Commercial Services & Supplies 0.5%
Cintas Corp.	2,847	1,217,235
Copart, Inc. (a)	7,080	814,342
Republic Services, Inc.	6,797	901,418
Rollins, Inc.	7,661	322,375
Waste Management, Inc.	12,450	1,971,706
		5,227,076
Communications Equipment 0.8%
Arista Networks, Inc. (a)(b)	8,158	985,976
Cisco Systems, Inc.	137,068	6,226,999
	Shares	Value

Communications Equipment (continued)
F5, Inc. (a)	1,972	$ 281,819
Juniper Networks, Inc.	10,678	326,747
Motorola Solutions, Inc.	5,524	1,379,398
		9,200,939
Construction & Engineering 0.1%
Quanta Services, Inc.	4,734	672,417
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,065	693,799
Vulcan Materials Co.	4,399	720,116
		1,413,915
Consumer Finance 0.5%
American Express Co.	19,854	2,947,326
Capital One Financial Corp.	12,705	1,346,984
Discover Financial Services	9,042	944,528
Synchrony Financial	15,946	567,040
		5,805,878
Containers & Packaging 0.3%
Amcor plc	49,742	576,012
Avery Dennison Corp.	2,690	456,089
Ball Corp.	10,404	513,854
International Paper Co.	11,983	402,749
Packaging Corp. of America	3,103	373,012
Sealed Air Corp.	4,807	228,909
Westrock Co.	8,417	286,683
		2,837,308
Distributors 0.2%
Genuine Parts Co.	4,681	832,563
LKQ Corp.	8,628	480,062
Pool Corp.	1,310	398,541
		1,711,166
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B (a)	59,741	17,628,972
Diversified Telecommunication Services 0.9%
AT&T, Inc.	235,873	4,299,965
Lumen Technologies, Inc.	31,529	232,053
Verizon Communications, Inc.	139,012	5,194,879
		9,726,897
Electric Utilities 1.9%
Alliant Energy Corp.	8,306	433,324
American Electric Power Co., Inc.	17,005	1,495,080
Constellation Energy Corp.	10,819	1,022,828
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Duke Energy Corp.	25,486	$ 2,374,785
Edison International	12,626	758,065
Entergy Corp.	6,733	721,374
Evergy, Inc.	7,597	464,405
Eversource Energy	11,467	874,703
Exelon Corp.	32,828	1,266,833
FirstEnergy Corp.	17,968	677,573
NextEra Energy, Inc.	65,035	5,040,212
NRG Energy, Inc.	7,783	345,565
PG&E Corp. (a)	53,240	794,873
Pinnacle West Capital Corp.	3,742	251,500
PPL Corp.	24,368	645,508
Southern Co. (The)	35,186	2,303,979
Xcel Energy, Inc.	18,106	1,178,882
		20,649,489
Electrical Equipment 0.5%
AMETEK, Inc.	7,599	985,287
Eaton Corp. plc	13,184	1,978,523
Emerson Electric Co.	19,572	1,694,935
Generac Holdings, Inc. (a)	2,113	244,918
Rockwell Automation, Inc.	3,821	975,501
		5,879,164
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	19,689	1,493,017
CDW Corp.	4,477	773,670
Corning, Inc.	25,182	810,105
Keysight Technologies, Inc. (a)	5,956	1,037,237
TE Connectivity Ltd.	10,587	1,294,049
Teledyne Technologies, Inc. (a)	1,551	617,267
Trimble, Inc. (a)	8,198	493,192
Zebra Technologies Corp., Class A (a)	1,714	485,439
		7,003,976
Energy Equipment & Services 0.4%
Baker Hughes Co.	33,489	926,306
Halliburton Co.	30,020	1,093,328
Schlumberger NV	46,817	2,435,889
		4,455,523
Entertainment 1.4%
Activision Blizzard, Inc.	23,564	1,715,459
Electronic Arts, Inc.	8,743	1,101,268
Live Nation Entertainment, Inc. (a)	4,703	374,406
Netflix, Inc. (a)	14,720	4,296,474
Take-Two Interactive Software, Inc. (a)	5,186	614,437
Walt Disney Co. (The) (a)	60,344	6,429,050
	Shares	Value

Entertainment (continued)
Warner Bros Discovery, Inc. (a)	73,122	$ 950,586
		15,481,680
Equity Real Estate Investment Trusts 2.6%
Alexandria Real Estate Equities, Inc.	4,915	714,149
American Tower Corp.	15,411	3,193,005
AvalonBay Communities, Inc.	4,628	810,455
Boston Properties, Inc.	4,721	343,217
Camden Property Trust	3,526	407,429
Crown Castle, Inc.	14,334	1,910,149
Digital Realty Trust, Inc.	9,513	953,678
Equinix, Inc.	3,015	1,707,817
Equity Residential	11,205	706,139
Essex Property Trust, Inc.	2,156	479,149
Extra Space Storage, Inc.	4,433	786,592
Federal Realty Investment Trust	2,410	238,542
Healthpeak Properties, Inc.	17,860	423,818
Host Hotels & Resorts, Inc.	23,663	446,757
Invitation Homes, Inc.	19,193	608,226
Iron Mountain, Inc.	9,622	481,774
Kimco Realty Corp.	20,472	437,691
Mid-America Apartment Communities, Inc.	3,821	601,616
Prologis, Inc.	30,559	3,384,409
Public Storage	5,229	1,619,683
Realty Income Corp.	20,442	1,272,923
Regency Centers Corp.	5,098	308,480
SBA Communications Corp.	3,571	963,813
Simon Property Group, Inc.	10,835	1,180,798
UDR, Inc.	10,110	401,974
Ventas, Inc.	13,231	517,729
VICI Properties, Inc.	31,879	1,020,766
Vornado Realty Trust (b)	5,332	125,782
Welltower, Inc.	15,338	936,232
Weyerhaeuser Co.	24,505	757,940
		27,740,732
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	14,662	7,352,993
Kroger Co. (The)	21,554	1,019,288
Sysco Corp.	16,864	1,459,748
Walgreens Boots Alliance, Inc.	23,744	866,656
Walmart, Inc.	47,181	6,715,272
		17,413,957
Food Products 1.2%
Archer-Daniels-Midland Co.	18,555	1,799,464
Campbell Soup Co.	6,666	352,698
Conagra Brands, Inc.	15,891	583,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Food Products (continued)
General Mills, Inc.	19,718	$ 1,608,594
Hershey Co. (The)	4,861	1,160,661
Hormel Foods Corp.	9,580	444,991
J M Smucker Co. (The)	3,527	531,378
Kellogg Co.	8,443	648,591
Kraft Heinz Co. (The)	26,366	1,014,300
Lamb Weston Holdings, Inc.	4,757	410,149
McCormick & Co., Inc. (Non-Voting)	8,291	652,004
Mondelez International, Inc., Class A	45,366	2,789,102
Tyson Foods, Inc., Class A	9,586	655,203
		12,650,335
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,630	493,327
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	57,966	5,735,156
ABIOMED, Inc. (a)	1,505	379,380
Align Technology, Inc. (a)	2,404	467,097
Baxter International, Inc.	16,670	906,014
Becton Dickinson and Co.	9,440	2,227,557
Boston Scientific Corp. (a)	47,387	2,042,854
Cooper Cos., Inc. (The)	1,633	446,446
Dentsply Sirona, Inc.	7,132	219,808
DexCom, Inc. (a)	12,995	1,569,536
Edwards Lifesciences Corp. (a)	20,520	1,486,264
Hologic, Inc. (a)	8,264	560,299
IDEXX Laboratories, Inc. (a)	2,756	991,278
Intuitive Surgical, Inc. (a)	11,821	2,913,522
Medtronic plc	43,981	3,841,301
ResMed, Inc.	4,847	1,084,225
STERIS plc	3,311	571,412
Stryker Corp.	11,145	2,554,880
Teleflex, Inc.	1,553	333,212
Zimmer Biomet Holdings, Inc.	6,945	787,216
		29,117,457
Health Care Providers & Services 3.7%
AmerisourceBergen Corp.	5,145	808,897
Cardinal Health, Inc.	9,017	684,390
Centene Corp. (a)	18,920	1,610,660
Cigna Corp.	10,099	3,262,583
CVS Health Corp.	43,455	4,115,189
DaVita, Inc. (a)	1,843	134,557
Elevance Health, Inc.	7,944	4,343,541
HCA Healthcare, Inc.	7,125	1,549,474
Henry Schein, Inc. (a)	4,505	308,412
	Shares	Value

Health Care Providers & Services (continued)
Humana, Inc.	4,189	$ 2,337,797
Laboratory Corp. of America Holdings	2,992	663,805
McKesson Corp.	4,758	1,852,623
Molina Healthcare, Inc. (a)	1,923	690,088
Quest Diagnostics, Inc.	3,860	554,489
UnitedHealth Group, Inc.	30,962	17,188,554
Universal Health Services, Inc., Class B	2,175	252,017
		40,357,076
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc. (a)	1,314	2,456,497
Caesars Entertainment, Inc. (a)	7,097	310,352
Carnival Corp. (a)(b)	32,673	296,017
Chipotle Mexican Grill, Inc. (a)	919	1,376,965
Darden Restaurants, Inc.	4,057	580,719
Domino's Pizza, Inc.	1,188	394,701
Expedia Group, Inc. (a)	5,032	470,341
Hilton Worldwide Holdings, Inc.	9,079	1,228,026
Las Vegas Sands Corp. (a)	10,876	413,397
Marriott International, Inc., Class A	9,131	1,461,964
McDonald's Corp.	24,353	6,640,089
MGM Resorts International	10,800	384,156
Norwegian Cruise Line Holdings Ltd. (a)(b)	13,948	235,582
Royal Caribbean Cruises Ltd. (a)	7,261	387,592
Starbucks Corp.	37,979	3,288,602
Wynn Resorts Ltd. (a)	3,426	218,921
Yum! Brands, Inc.	9,418	1,113,678
		21,257,599
Household Durables 0.3%
DR Horton, Inc.	10,467	804,703
Garmin Ltd.	5,107	449,620
Lennar Corp., Class A	8,440	681,108
Mohawk Industries, Inc. (a)	1,745	165,339
Newell Brands, Inc.	12,458	172,045
NVR, Inc. (a)	102	432,251
PulteGroup, Inc.	7,663	306,443
Whirlpool Corp.	1,804	249,385
		3,260,894
Household Products 1.4%
Church & Dwight Co., Inc.	8,040	596,005
Clorox Co. (The)	4,077	595,405
Colgate-Palmolive Co.	27,610	2,038,722
Kimberly-Clark Corp.	11,175	1,390,841
Procter & Gamble Co. (The)	79,095	10,651,724
		15,272,697
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	22,109	$ 578,371
Industrial Conglomerates 0.9%
3M Co.	18,325	2,305,102
General Electric Co.	36,296	2,824,192
Honeywell International, Inc.	22,299	4,549,442
		9,678,736
Insurance 2.3%
Aflac, Inc.	19,034	1,239,304
Allstate Corp. (The)	8,947	1,129,559
American International Group, Inc.	25,170	1,434,690
Aon plc, Class A	6,982	1,965,363
Arch Capital Group Ltd. (a)	3,663	210,623
Arthur J. Gallagher & Co.	6,962	1,302,451
Assurant, Inc.	1,761	239,250
Brown & Brown, Inc.	7,760	456,210
Chubb Ltd.	13,824	2,970,639
Cincinnati Financial Corp.	5,270	544,496
Everest Re Group Ltd.	1,304	420,749
Globe Life, Inc.	2,999	346,445
Hartford Financial Services Group, Inc. (The)	10,696	774,497
Lincoln National Corp.	5,127	276,192
Loews Corp.	6,620	377,472
Marsh & McLennan Cos., Inc.	16,518	2,667,492
MetLife, Inc.	22,177	1,623,578
Principal Financial Group, Inc.	7,672	676,133
Progressive Corp. (The)	19,361	2,485,952
Prudential Financial, Inc.	12,313	1,295,205
Travelers Cos., Inc. (The)	7,855	1,448,933
W R Berkley Corp.	6,761	502,883
Willis Towers Watson plc	3,640	794,284
		25,182,400
Interactive Media & Services 4.0%
Alphabet, Inc. (a)
Class A	198,470	18,757,400
Class C	177,478	16,800,067

Match Group, Inc. (a)	9,367	404,654
Meta Platforms, Inc., Class A (a)	75,491	7,032,742
		42,994,863
Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc. (a)	293,375	30,053,335
eBay, Inc.	18,184	724,450
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	4,191	$ 393,577
		31,171,362
IT Services 4.5%
Accenture plc, Class A	20,938	5,944,298
Akamai Technologies, Inc. (a)	5,262	464,792
Automatic Data Processing, Inc.	13,754	3,324,342
Broadridge Financial Solutions, Inc.	3,880	582,233
Cognizant Technology Solutions Corp., Class A	17,139	1,066,903
DXC Technology Co. (a)	7,609	218,759
EPAM Systems, Inc. (a)	1,899	664,650
Fidelity National Information Services, Inc.	20,124	1,670,091
Fiserv, Inc. (a)	21,170	2,175,006
FleetCor Technologies, Inc. (a)	2,483	462,136
Gartner, Inc. (a)	2,618	790,427
Global Payments, Inc.	9,174	1,048,221
International Business Machines Corp.	29,896	4,134,318
Jack Henry & Associates, Inc.	2,412	480,133
Mastercard, Inc., Class A	28,242	9,268,459
Paychex, Inc.	10,603	1,254,441
PayPal Holdings, Inc. (a)	38,280	3,199,442
VeriSign, Inc. (a)	3,089	619,221
Visa, Inc., Class A	54,120	11,211,499
		48,579,371
Leisure Products 0.0% ‡
Hasbro, Inc.	4,297	280,379
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	9,887	1,367,866
Bio-Rad Laboratories, Inc., Class A (a)	709	249,362
Bio-Techne Corp.	1,299	384,842
Charles River Laboratories International, Inc. (a)	1,684	357,429
Danaher Corp.	21,671	5,453,941
Illumina, Inc. (a)	5,200	1,189,864
IQVIA Holdings, Inc. (a)	6,173	1,294,293
Mettler-Toledo International, Inc. (a)	745	942,373
PerkinElmer, Inc.	4,178	558,097
Thermo Fisher Scientific, Inc.	12,968	6,665,163
Waters Corp. (a)	1,982	592,955
West Pharmaceutical Services, Inc.	2,451	563,975
		19,620,160
Machinery 1.8%
Caterpillar, Inc.	17,474	3,782,422
Cummins, Inc.	4,667	1,141,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Deere & Co.	9,206	$ 3,643,919
Dover Corp.	4,752	621,039
Fortive Corp.	11,774	752,359
IDEX Corp.	2,498	555,330
Illinois Tool Works, Inc.	9,326	1,991,381
Ingersoll Rand, Inc.	13,345	673,922
Nordson Corp.	1,789	402,525
Otis Worldwide Corp.	13,910	982,602
PACCAR, Inc.	11,510	1,114,513
Parker-Hannifin Corp.	4,249	1,234,844
Pentair plc	5,444	233,820
Snap-on, Inc.	1,763	391,474
Stanley Black & Decker, Inc.	4,893	384,052
Westinghouse Air Brake Technologies Corp.	6,020	561,546
Xylem, Inc.	5,964	610,893
		19,077,769
Media 0.7%
Charter Communications, Inc., Class A (a)	3,669	1,348,798
Comcast Corp., Class A	145,767	4,626,644
DISH Network Corp., Class A (a)	8,308	123,872
Fox Corp.
Class A	10,145	292,886
Class B	4,658	126,698

Interpublic Group of Cos., Inc. (The)	12,943	385,572
News Corp.
Class A	12,763	215,312
Class B	3,954	67,732

Omnicom Group, Inc.	6,780	493,245
Paramount Global, Class B (b)	16,715	306,219
		7,986,978
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	47,334	1,500,014
Newmont Corp.	26,271	1,111,789
Nucor Corp.	8,665	1,138,408
		3,750,211
Multiline Retail 0.5%
Dollar General Corp.	7,514	1,916,446
Dollar Tree, Inc. (a)	6,987	1,107,439
Target Corp.	15,349	2,521,073
		5,544,958
Multi-Utilities 0.9%
Ameren Corp.	8,552	697,159
	Shares	Value

Multi-Utilities (continued)
CenterPoint Energy, Inc.	20,837	$ 596,147
CMS Energy Corp.	9,606	548,022
Consolidated Edison, Inc.	11,737	1,032,386
Dominion Energy, Inc.	27,556	1,928,093
DTE Energy Co.	6,413	718,961
NiSource, Inc.	13,437	345,197
Public Service Enterprise Group, Inc.	16,512	925,828
Sempra Energy	10,404	1,570,380
WEC Energy Group, Inc.	10,441	953,577
		9,315,750
Oil, Gas & Consumable Fuels 4.9%
APA Corp.	10,808	491,332
Chevron Corp.	59,609	10,783,268
ConocoPhillips	42,138	5,313,180
Coterra Energy, Inc.	26,335	819,809
Devon Energy Corp.	21,674	1,676,484
Diamondback Energy, Inc.	5,884	924,435
EOG Resources, Inc.	19,398	2,648,215
EQT Corp.	12,233	511,829
Exxon Mobil Corp.	137,950	15,286,239
Hess Corp.	9,224	1,301,322
Kinder Morgan, Inc.	65,626	1,189,143
Marathon Oil Corp.	22,428	682,933
Marathon Petroleum Corp.	16,505	1,875,298
Occidental Petroleum Corp.	24,666	1,790,752
ONEOK, Inc.	14,791	877,402
Phillips 66	15,923	1,660,610
Pioneer Natural Resources Co.	7,900	2,025,639
Targa Resources Corp.	7,552	516,330
Valero Energy Corp.	13,041	1,637,297
Williams Cos., Inc. (The)	40,334	1,320,132
		53,331,649
Personal Products 0.1%
Estee Lauder Cos., Inc. (The), Class A	7,673	1,538,360
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	70,678	5,475,425
Catalent, Inc. (a)	5,932	389,910
Eli Lilly and Co.	26,104	9,451,997
Johnson & Johnson	87,027	15,140,087
Merck & Co., Inc.	83,853	8,485,924
Organon & Co.	8,418	220,383
Pfizer, Inc.	185,771	8,647,640
Viatris, Inc.	40,137	406,588
Zoetis, Inc.	15,496	2,336,487
		50,554,441
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Professional Services 0.4%
CoStar Group, Inc. (a)	13,106	$ 1,084,128
Equifax, Inc.	4,051	686,807
Jacobs Solutions, Inc.	4,224	486,689
Leidos Holdings, Inc.	4,520	459,187
Robert Half International, Inc.	3,627	277,320
Verisk Analytics, Inc.	5,195	949,802
		3,943,933
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	10,631	754,163
Road & Rail 0.9%
CSX Corp.	70,876	2,059,657
JB Hunt Transport Services, Inc.	2,749	470,272
Norfolk Southern Corp.	7,774	1,773,016
Old Dominion Freight Line, Inc.	3,034	833,136
Union Pacific Corp.	20,671	4,075,081
		9,211,162
Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc. (a)	53,435	3,209,306
Analog Devices, Inc.	17,206	2,453,920
Applied Materials, Inc.	28,796	2,542,399
Broadcom, Inc.	13,367	6,284,094
Enphase Energy, Inc. (a)	4,484	1,376,588
Intel Corp.	135,910	3,863,921
KLA Corp.	4,694	1,485,416
Lam Research Corp.	4,534	1,835,273
Microchip Technology, Inc.	18,287	1,129,039
Micron Technology, Inc.	36,515	1,975,462
Monolithic Power Systems, Inc.	1,471	499,331
NVIDIA Corp.	82,884	11,186,853
NXP Semiconductors NV	8,692	1,269,727
ON Semiconductor Corp. (a)	14,340	880,906
Qorvo, Inc. (a)	3,416	294,049
QUALCOMM, Inc.	37,172	4,373,658
Skyworks Solutions, Inc.	5,311	456,799
SolarEdge Technologies, Inc. (a)	1,842	423,715
Teradyne, Inc.	5,190	422,207
Texas Instruments, Inc.	30,244	4,858,094
		50,820,757
Software 8.2%
Adobe, Inc. (a)	15,491	4,933,883
ANSYS, Inc. (a)	2,882	637,383
Autodesk, Inc. (a)	7,192	1,541,246
Cadence Design Systems, Inc. (a)	9,065	1,372,350
	Shares	Value

Software (continued)
Ceridian HCM Holding, Inc. (a)	5,066	$ 335,318
Fortinet, Inc. (a)	21,663	1,238,257
Intuit, Inc.	9,337	3,991,567
Microsoft Corp.	246,859	57,303,380
NortonLifeLock, Inc.	19,598	441,543
Oracle Corp.	50,280	3,925,360
Paycom Software, Inc. (a)	1,609	556,714
PTC, Inc. (a)	3,499	412,287
Roper Technologies, Inc.	3,509	1,454,621
Salesforce, Inc. (a)	32,935	5,354,902
ServiceNow, Inc. (a)	6,686	2,813,068
Synopsys, Inc. (a)	5,063	1,481,181
Tyler Technologies, Inc. (a)	1,376	444,902
		88,237,962
Specialty Retail 2.3%
Advance Auto Parts, Inc.	2,007	381,169
AutoZone, Inc. (a)	645	1,633,708
Bath & Body Works, Inc.	7,557	252,253
Best Buy Co., Inc.	6,633	453,763
CarMax, Inc. (a)	5,268	331,937
Home Depot, Inc. (The)	34,019	10,074,046
Lowe's Cos., Inc.	21,155	4,124,167
O'Reilly Automotive, Inc. (a)	2,110	1,766,429
Ross Stores, Inc.	11,583	1,108,377
TJX Cos., Inc. (The)	38,782	2,796,182
Tractor Supply Co.	3,674	807,435
Ulta Beauty, Inc. (a)	1,715	719,220
		24,448,686
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc. (c)	500,031	76,674,754
Hewlett Packard Enterprise Co.	43,008	613,724
HP, Inc.	30,123	831,997
NetApp, Inc.	7,273	503,801
Seagate Technology Holdings plc	6,465	321,052
Western Digital Corp. (a)	10,366	356,279
		79,301,607
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	41,827	3,876,526
Ralph Lauren Corp.	1,420	131,620
Tapestry, Inc.	8,335	264,053
VF Corp.	10,930	308,772
		4,580,971
Tobacco 0.7%
Altria Group, Inc.	59,608	2,758,062

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Tobacco (continued)
Philip Morris International, Inc.	51,311	$ 4,712,916
		7,470,978
Trading Companies & Distributors 0.2%
Fastenal Co.	19,022	919,333
United Rentals, Inc. (a)	2,317	731,500
WW Grainger, Inc.	1,499	875,941
		2,526,774
Water Utilities 0.1%
American Water Works Co., Inc.	6,017	874,511
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc. (a)	19,924	3,019,681
Total Common Stocks (d) (Cost $253,996,792)		1,076,556,604

Short-Term Investments 0.4%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 2.905% (e)	20,643	20,643
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 3.163% (e)(f)	465,920	465,920

	Principal Amount	Value
U.S. Treasury Debt 0.4%
U.S. Treasury Bills
3.077%, due 12/15/22 (c)(g)	$ 4,400,000	$ 4,381,191
Total Short-Term Investments (Cost $4,870,145)		4,867,754
Total Investments (Cost $258,866,937)	99.9%	1,081,424,358
Other Assets, Less Liabilities	0.1	880,353
Net Assets	100.0%	$ 1,082,304,711

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $440,429. The Fund received cash collateral with a value of $465,920. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Fund’s net assets.
(e)	Current yield as of October 31, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 106	$ 18,860	$ (18,945)	$ —	$ —	$ 21	$ 1	$ —	21
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	27	December 2022	$ 5,107,571	$ 5,242,050	$ 134,479

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,076,556,604	$ —	$ —	$ 1,076,556,604
Short-Term Investments
Affiliated Investment Company	20,643	—	—	20,643
Unaffiliated Investment Company	465,920	—	—	465,920
U.S. Treasury Debt	—	4,381,191	—	4,381,191
Total Short-Term Investments	486,563	4,381,191	—	4,867,754
Total Investments in Securities	1,077,043,167	4,381,191	—	1,081,424,358
Other Financial Instruments
Futures Contracts (b)	134,479	—	—	134,479
Total Investments in Securities and Other Financial Instruments	$ 1,077,177,646	$ 4,381,191	$ —	$ 1,081,558,837

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay S&P 500 Index Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $258,846,294) including securities on loan of $440,429	$1,081,403,715
Investment in affiliated investment companies, at value (identified cost $20,643)	20,643
Cash	1,355,355
Receivables:
Dividends	791,036
Fund shares sold	447,091
Securities lending	176
Other assets	2,284
Total assets	1,084,020,300
Liabilities
Cash collateral received for securities on loan	465,920
Payables:
Fund shares redeemed	472,046
Investment securities purchased	210,686
NYLIFE Distributors (See Note 3)	165,016
Transfer agent (See Note 3)	162,494
Manager (See Note 3)	137,696
Variation margin on futures contracts	32,595
Shareholder communication	29,135
Professional fees	22,166
Custodian	14,204
Accrued expenses	3,631
Total liabilities	1,715,589
Net assets	$1,082,304,711
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 22,183
Additional paid-in-capital	163,889,926
163,912,109
Total distributable earnings (loss)	918,392,602
Net assets	$1,082,304,711
Class A
Net assets applicable to outstanding shares	$763,995,558
Shares of beneficial interest outstanding	15,739,643
Net asset value per share outstanding	$ 48.54
Maximum sales charge (1.50% of offering price)	0.74
Maximum offering price per share outstanding	$ 49.28
Investor Class
Net assets applicable to outstanding shares	$ 45,101,564
Shares of beneficial interest outstanding	932,061
Net asset value per share outstanding	$ 48.39
Maximum sales charge (1.00% of offering price)	0.49
Maximum offering price per share outstanding	$ 48.88
Class I
Net assets applicable to outstanding shares	$273,022,302
Shares of beneficial interest outstanding	5,506,972
Net asset value and offering price per share outstanding	$ 49.58
SIMPLE Class
Net assets applicable to outstanding shares	$ 185,287
Shares of beneficial interest outstanding	3,826
Net asset value and offering price per share outstanding	$ 48.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $4,173)	$ 18,320,955
Interest	86,802
Securities lending, net	18,280
Dividends-affiliated	1,377
Total income	18,427,414
Expenses
Distribution/Service—Class A (See Note 3)	2,088,154
Distribution/Service—Investor Class (See Note 3)	125,728
Distribution/Service—SIMPLE Class (See Note 3)	666
Manager (See Note 3)	1,962,897
Transfer agent (See Note 3)	900,843
Professional fees	133,395
Registration	84,949
Custodian	42,951
Shareholder communication	31,936
Trustees	25,272
Miscellaneous	218,936
Total expenses before waiver/reimbursement	5,615,727
Expense waiver/reimbursement from Manager (See Note 3)	(46,136)
Net expenses	5,569,591
Net investment income (loss)	12,857,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	97,900,252
Futures transactions	(2,397,012)
Net realized gain (loss)	95,503,240
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(304,418,597)
Futures contracts	(9,824)
Net change in unrealized appreciation (depreciation)	(304,428,421)
Net realized and unrealized gain (loss)	(208,925,181)
Net increase (decrease) in net assets resulting from operations	$(196,067,358)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay S&P 500 Index Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,857,823	$ 13,729,351
Net realized gain (loss)	95,503,240	52,080,324
Net change in unrealized appreciation (depreciation)	(304,428,421)	391,282,536
Net increase (decrease) in net assets resulting from operations	(196,067,358)	457,092,211
Distributions to shareholders:
Class A	(39,561,389)	(56,038,250)
Investor Class	(2,447,460)	(5,128,675)
Class I	(21,892,265)	(41,144,122)
SIMPLE Class	(2,833)	(1,984)
Total distributions to shareholders	(63,903,947)	(102,313,031)
Capital share transactions:
Net proceeds from sales of shares	141,247,690	218,385,665
Net asset value of shares issued to shareholders in reinvestment of distributions	62,992,377	101,126,869
Cost of shares redeemed	(298,133,932)	(332,173,529)
Increase (decrease) in net assets derived from capital share transactions	(93,893,865)	(12,660,995)
Net increase (decrease) in net assets	(353,865,170)	342,118,185
Net Assets
Beginning of year	1,436,169,881	1,094,051,696
End of year	$1,082,304,711	$1,436,169,881
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 59.77	$ 45.82	$ 49.60	$ 49.27	$ 53.27
Net investment income (loss) (a)	0.52	0.49	0.58	0.67	0.69
Net realized and unrealized gain (loss)	(9.12)	17.71	3.44	5.52	2.61
Total from investment operations	(8.60)	18.20	4.02	6.19	3.30
Less distributions:
From net investment income	(0.53)	(0.55)	(0.91)	(0.77)	(0.79)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(2.63)	(4.25)	(7.80)	(5.86)	(7.30)
Net asset value at end of year	$ 48.54	$ 59.77	$ 45.82	$ 49.60	$ 49.27
Total investment return (b)	(15.03)%	42.19%	9.21%	13.80%	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	0.92%	1.32%	1.44%	1.39%
Net expenses (c)	0.52%	0.50%	0.54%	0.54%	0.54%
Expenses (before waiver/reimbursement) (c)	0.52%	0.50%	0.54%	0.54%	0.54%
Portfolio turnover rate	2%	5%	15%	3%	3%
Net assets at end of year (in 000’s)	$ 763,996	$ 894,565	$ 602,036	$ 559,780	$ 511,043

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 59.55	$ 45.68	$ 49.50	$ 49.18	$ 53.18
Net investment income (loss) (a)	0.43	0.40	0.51	0.59	0.62
Net realized and unrealized gain (loss)	(9.10)	17.63	3.43	5.52	2.58
Total from investment operations	(8.67)	18.03	3.94	6.11	3.20
Less distributions:
From net investment income	(0.39)	(0.46)	(0.87)	(0.70)	(0.69)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(2.49)	(4.16)	(7.76)	(5.79)	(7.20)
Net asset value at end of year	$ 48.39	$ 59.55	$ 45.68	$ 49.50	$ 49.18
Total investment return (b)	(15.18)%	41.89%	9.03%	13.62%	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.75%	1.16%	1.26%	1.23%
Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.79%	0.82%	0.88%	0.89%	0.87%
Portfolio turnover rate	2%	5%	15%	3%	3%
Net assets at end of year (in 000's)	$ 45,102	$ 58,363	$ 55,546	$ 54,505	$ 41,907

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 60.97	$ 46.66	$ 50.38	$ 49.97	$ 53.93
Net investment income (loss) (a)	0.67	0.64	0.70	0.81	0.83
Net realized and unrealized gain (loss)	(9.30)	18.03	3.50	5.59	2.64
Total from investment operations	(8.63)	18.67	4.20	6.40	3.47
Less distributions:
From net investment income	(0.66)	(0.66)	(1.03)	(0.90)	(0.92)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(2.76)	(4.36)	(7.92)	(5.99)	(7.43)
Net asset value at end of year	$ 49.58	$ 60.97	$ 46.66	$ 50.38	$ 49.97
Total investment return (b)	(14.82)%	42.56%	9.47%	14.08%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.19%	1.56%	1.74%	1.64%
Net expenses (c)	0.26%	0.25%	0.29%	0.29%	0.29%
Expenses (before waiver/reimbursement) (c)	0.26%	0.25%	0.29%	0.29%	0.29%
Portfolio turnover rate	2%	5%	15%	3%	3%
Net assets at end of year (in 000’s)	$ 273,022	$ 483,174	$ 436,446	$ 399,842	$ 592,457

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 59.73	$ 45.65	$ 48.83*
Net investment income (loss) (a)	0.29	0.21	0.02
Net realized and unrealized gain (loss)	(9.11)	17.74	(3.20)
Total from investment operations	(8.82)	17.95	(3.18)
Less distributions:
From net investment income	(0.38)	(0.17)	—
From net realized gain on investments	(2.10)	(3.70)	—
Total distributions	(2.48)	(3.87)	—
Net asset value at end of period	$ 48.43	$ 59.73	$ 45.65
Total investment return (b)	(15.39)%	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.39%	0.30%††
Net expenses (c)	0.95%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	1.04%	1.06%	1.15%††
Portfolio turnover rate	2%	5%	15%
Net assets at end of period (in 000’s)	$ 185	$ 68	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (formerly known as MainStay MacKay S&P 500 Index Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

24	MainStay S&P 500 Index Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in
25

Notes to Financial Statements (continued)
60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

26	MainStay S&P 500 Index Fund

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the
Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$134,479	$134,479
Total Fair Value	$134,479	$134,479

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
27

Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(2,397,012)	$(2,397,012)
Total Net Realized Gain (Loss)	$(2,397,012)	$(2,397,012)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(9,824)	$(9,824)
Total Net Change in Unrealized Appreciation (Depreciation)	$(9,824)	$(9,824)

Average Notional Amount	Total
Futures Contracts Long	$9,842,813
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective June 10, 2022, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Fund’s subadvisor and the appointment of IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”) as the Fund’s subadvisor. The Fund's portfolio manager did not change due to the change in subadvisor. IndexIQ, a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2022, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,962,897 and waived fees and/or reimbursed expenses in the amount of $46,136 and paid MacKay Shields and IndexIQ fees of $622,335 and $336,046, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the

28	MainStay S&P 500 Index Fund

Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $137,913 and $11,428, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended October 31, 2022, of $4,316 and $80, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$519,693	$—
Investor Class	169,778	—
Class I	210,929	—
SIMPLE Class	443	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$8,414,033	3.1%
SIMPLE Class	27,989	15.1
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$260,705,840	$832,468,495	$(11,749,978)	$820,718,517
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$10,456,432	$87,217,653	$—	$820,718,517	$918,392,602
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(7,103,601)	$7,103,601
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$24,571,153	$ 19,032,979
Long-Term Capital Gains	39,332,794	83,280,052
Total	$63,903,947	$102,313,031
29

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $24,260 and $171,648, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,934,863	$ 103,966,523
Shares issued to shareholders in reinvestment of distributions	681,394	38,730,442
Shares redeemed	(1,972,053)	(103,647,452)
Net increase (decrease) in shares outstanding before conversion	644,204	39,049,513
Shares converted into Class A (See Note 1)	135,732	7,705,065
Shares converted from Class A (See Note 1)	(7,302)	(391,955)
Net increase (decrease)	772,634	$ 46,362,623
Year ended October 31, 2021:
Shares sold	2,338,699	$ 124,181,704
Shares issued to shareholders in reinvestment of distributions	1,163,866	54,969,414
Shares redeemed	(2,112,025)	(111,330,020)
Net increase (decrease) in shares outstanding before conversion	1,390,540	67,821,098
Shares converted into Class A (See Note 1)	438,333	22,796,174
Shares converted from Class A (See Note 1)	(654)	(33,352)
Net increase (decrease)	1,828,219	$ 90,583,920

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	142,813	$ 7,662,662
Shares issued to shareholders in reinvestment of distributions	43,087	2,445,630
Shares redeemed	(99,249)	(5,308,943)
Net increase (decrease) in shares outstanding before conversion	86,651	4,799,349
Shares converted into Investor Class (See Note 1)	1,364	74,345
Shares converted from Investor Class (See Note 1)	(136,000)	(7,705,065)
Net increase (decrease)	(47,985)	$ (2,831,371)
Year ended October 31, 2021:
Shares sold	215,863	$ 11,330,614
Shares issued to shareholders in reinvestment of distributions	108,660	5,122,224
Shares redeemed	(121,766)	(6,383,419)
Net increase (decrease) in shares outstanding before conversion	202,757	10,069,419
Shares converted into Investor Class (See Note 1)	655	33,352
Shares converted from Investor Class (See Note 1)	(439,434)	(22,796,174)
Net increase (decrease)	(236,022)	$ (12,693,403)

30	MainStay S&P 500 Index Fund

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	539,861	$ 29,470,154
Shares issued to shareholders in reinvestment of distributions	376,549	21,813,472
Shares redeemed	(3,339,414)	(189,167,876)
Net increase (decrease) in shares outstanding before conversion	(2,423,004)	(137,884,250)
Shares converted into Class I (See Note 1)	5,825	317,610
Net increase (decrease)	(2,417,179)	$(137,566,640)
Year ended October 31, 2021:
Shares sold	1,578,904	$ 82,841,231
Shares issued to shareholders in reinvestment of distributions	853,614	41,033,248
Shares redeemed	(3,861,408)	(214,460,090)
Net increase (decrease)	(1,428,890)	$ (90,585,611)

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,829	$ 148,351
Shares issued to shareholders in reinvestment of distributions	50	2,833
Shares redeemed	(186)	(9,661)
Net increase (decrease)	2,693	$ 141,523
Year ended October 31, 2021:
Shares sold	579	$ 32,116
Shares issued to shareholders in reinvestment of distributions	42	1,983
Net increase (decrease)	621	$ 34,099
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay S&P 500 Index Fund (formerly, MainStay MacKay S&P 500 Index Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
32	MainStay S&P 500 Index Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $39,301,794 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $19,285,420 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 75.98% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay S&P 500 Index Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay S&P 500 Index Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013946.2MS229-22	MSSP11-12/22
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	12/17/2012	-6.55%	1.87%	3.22%	1.01%
		Excluding sales charges		-3.66	2.49	3.53	1.01
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	12/17/2012	-6.14	1.80	3.11	1.10
		Excluding sales charges		-3.73	2.42	3.43	1.10
Class C Shares	Maximum 1% CDSC	With sales charges	12/17/2012	-5.39	1.65	2.67	1.85
	if Redeemed Within 18 months of Purchase	Excluding sales charges		-4.46	1.65	2.67	1.85
Class I Shares	No Sales Charge		12/17/2012	-3.52	2.73	3.78	0.76
Class R2 Shares	No Sales Charge		12/17/2012	-3.75	2.39	3.43	1.11
Class R3 Shares	No Sales Charge		2/29/2016	-3.99	2.11	3.84	1.36

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[1]	-5.94%	2.60%	3.69%
Morningstar High Yield Bond Category Average[2]	-11.11	1.19	2.94

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$984.00	$5.15	$1,020.01	$5.24	1.03%
Investor Class Shares	$1,000.00	$983.60	$5.55	$1,019.61	$5.65	1.11%
Class C Shares	$1,000.00	$979.90	$9.28	$1,015.83	$9.45	1.86%
Class I Shares	$1,000.00	$985.20	$3.95	$1,021.22	$4.02	0.79%
Class R2 Shares	$1,000.00	$983.50	$5.70	$1,019.46	$5.80	1.14%
Class R3 Shares	$1,000.00	$982.30	$6.95	$1,018.20	$7.07	1.39%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	HCA, Inc., 5.375%-8.36%, due 12/15/23–2/15/26
2.	VICI Properties LP, 3.50%-5.625%, due 5/1/24–6/15/25
3.	Carnival Corp., 5.75%-10.50%, due 2/1/26–3/1/27
4.	Sprint Corp., 7.875%, due 9/15/23
5.	T-Mobile US, Inc., 2.25%-5.375%, due 2/15/26–2/1/28
6.	FS Energy and Power Fund, 7.50%, due 8/15/23
7.	Ford Motor Credit Co. LLC, 2.30%-5.584%, due 11/17/23–8/10/26
8.	Churchill Downs, Inc., 5.50%-5.76%, due 12/27/24–4/1/27
9.	TransDigm, Inc., 6.25%-8.00%, due 12/15/25–3/15/26
10.	DISH Network Corp., 2.375%-3.375%, due 3/15/24–8/15/26

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay Short Duration High Yield Fund returned −3.52%, outperforming the −5.94% return of the Fund’s benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares also outperformed the −11.11% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2021 on a high note, performing well in December. However, the positive sentiment at the end of 2021 did not spill over into the new year, as risk assets sold-off on inflationary fears, expected tighter monetary policy, and the mounting tensions and eventual invasion of Ukraine by Russia. The Index declined more than 2% in the first quarter of 2022. The selling pressure in risk assets picked up steam in the second quarter of 2022 as interest rate fears gave way to fears of a recession, causing the Index to decline over 5%, while the ICE BofA U.S. High Yield Index2 fell 9.97%, and S&P 500® Index3 fell 16.11%.
The high-yield market started the third quarter of 2022 in rally mode, up almost 8% for the first half of the quarter, before inflation and employment data led to dramatically higher rates. The 5-Year Treasury rate increased 105 basis points to 4.06% by the end of the quarter. (A basis point is one one-hundredth of a percentage point.) Relatively speaking, the Index held up well, scrounging up a slightly positive rate of return for the quarter (+0.20%) compared to the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index,4which declined 5.28% and 4.75%, respectively. By the end of the reporting period, the Index return compared favorably to the ICE BofA U.S. High Yield Index decline of more than 12%.
Although returns were down for the reporting period on an absolute basis, the Fund materially outperformed the Index, primarily due to strong security selection in the energy, healthcare and media sectors.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The sell-off in risk assets, coupled with the sharp move higher in U.S. Treasury yields, had a negative impact on the high-yield market and impacted the Fund's return during the reporting period.
What was the Fund’s duration5 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did maintain a lower duration than the Index throughout the reporting period, which was beneficial to returns. As of October 31, 2022, the Fund’s modified duration to worst6 was 1.99 years, while the modified duration to worst of the Index was 3.01 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
A top contributor to the Fund’s relative performance came from security selection in health care. (Contributions take weightings and total returns into account.) Not owning the bonds of Community Health and being underweight on Bausch Health Companies bolstered returns. A slight overweight and strong selection in the energy sector also contributed positively during the reporting period, led by holdings in oil & gas exploration & production company Talos Energy, and service provider Nine Energy Service. Security selection and an underweight exposure to financials was further helpful in gradually increasing returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund closed out positions in real estate investment trust MGM Growth Properties, media company Meredith and managed health care provider Molina Healthcare. The Fund initiated positions in recreational vehicle manufacturer Winnebago Industries, personal services company Service Corporation International and health care company Owens & Minor.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The ICE BofA U.S. High Yield Index is an unmanaged index that tracks the performance of U.S. dollar denominated, below investment-grade rated corporate debt publicly issued in the U.S. domestic market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weightings change during the reporting period?
During the reporting period there were no material changes to the sector weightings in the Fund. On the margin, we slightly increased basic industry, real estate and health care exposure and trimmed exposure to telecom, automotive and services.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, relative to the Index, the Fund held overweight exposure to energy, basic industry, materials and health care, and underweight exposure to telecom, capital goods and services.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 91.7%
Convertible Bonds 1.8%
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	$ 2,000,000	$ 2,178,750
Media 1.6%
DISH Network Corp.
2.375%, due 3/15/24	21,650,000	19,717,737
3.375%, due 8/15/26	2,685,000	1,863,390
		21,581,127
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	260,000	1,602,068
Total Convertible Bonds (Cost $25,508,683)		25,361,945
Corporate Bonds 74.3%
Advertising 0.3%
Outfront Media Capital LLC
6.25%, due 6/15/25 (c)	4,000,000	3,944,440
Aerospace & Defense 2.0%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	3,400,000	2,686,000
TransDigm UK Holdings plc
6.875%, due 5/15/26	3,100,000	3,025,647
TransDigm, Inc. (c)
6.25%, due 3/15/26	11,985,000	11,822,124
8.00%, due 12/15/25	10,005,000	10,180,087
		27,713,858
Airlines 0.7%
American Airlines, Inc.
5.50%, due 4/20/26 (c)	1,500,000	1,428,483
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	2,000,000	1,948,873
7.00%, due 5/1/25 (c)	4,375,000	4,435,319
7.375%, due 1/15/26	1,500,000	1,531,485
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	541,669	550,227
		9,894,387
	Principal Amount	Value

Auto Manufacturers 2.8%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	$ 5,000,000	$ 4,522,500
2.70%, due 8/10/26	3,200,000	2,772,736
3.37%, due 11/17/23	4,000,000	3,860,770
3.375%, due 11/13/25	7,000,000	6,350,470
3.664%, due 9/8/24	1,150,000	1,090,091
5.125%, due 6/16/25	3,000,000	2,894,400
5.584%, due 3/18/24	840,000	827,301
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	17,031,000	16,234,460
		38,552,728
Auto Parts & Equipment 1.6%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	6,000,000	5,370,000
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	6,760,000	5,692,712
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	12,460,000	10,700,025
		21,762,737
Building Materials 0.6%
Koppers, Inc.
6.00%, due 2/15/25 (c)	5,730,000	5,128,350
Summit Materials LLC
6.50%, due 3/15/27 (c)	3,730,000	3,579,057
		8,707,407
Chemicals 1.7%
Avient Corp.
5.25%, due 3/15/23	1,750,000	1,745,553
5.75%, due 5/15/25 (c)	6,845,000	6,700,707
Cheever Escrow Issuer LLC
7.125%, due 10/1/27 (c)	1,356,000	1,244,808
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	7,385,000	6,602,477
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	3,000,000	2,637,923
NOVA Chemicals Corp.
4.875%, due 6/1/24 (c)	2,150,000	2,090,875
SCIL IV LLC
5.375%, due 11/1/26 (c)	3,325,000	2,643,142
		23,665,485
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	2,800,000	2,915,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 2.6%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (c)	$ 5,000,000	$ 4,318,550
Ashtead Capital, Inc.
4.375%, due 8/15/27 (c)	2,000,000	1,806,042
Graham Holdings Co.
5.75%, due 6/1/26 (c)	8,100,000	7,897,500
Herc Holdings, Inc.
5.50%, due 7/15/27 (c)	2,000,000	1,892,500
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	7,785,000	7,668,225
Service Corp. International
7.50%, due 4/1/27	3,150,000	3,247,481
Williams Scotsman International, Inc.
6.125%, due 6/15/25 (c)	8,219,000	8,202,809
		35,033,107
Distribution & Wholesale 0.2%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	3,500,000	3,314,955
Diversified Financial Services 1.4%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (c)	3,500,000	3,513,125
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	6,555,000	6,095,368
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	3,260,000	3,211,426
Oxford Finance LLC
6.375%, due 2/1/27 (c)	1,000,000	915,000
PRA Group, Inc.
7.375%, due 9/1/25 (c)	2,650,000	2,534,843
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	3,050,000	3,011,875
		19,281,637
Electric 1.3%
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,445,673
NextEra Energy Operating Partners LP (c)
3.875%, due 10/15/26	3,500,000	3,244,325
4.25%, due 7/15/24	4,030,000	3,907,166
NRG Energy, Inc.
6.625%, due 1/15/27	1,500,000	1,500,675
	Principal Amount	Value

Electric (continued)
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 1,500,000	$ 1,326,907
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	4,100,000	3,895,000
		17,319,746
Electrical Components & Equipment 0.6%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (c)	7,650,000	7,724,205
Entertainment 3.5%
Churchill Downs, Inc.
5.50%, due 4/1/27 (c)	19,375,000	18,518,238
International Game Technology plc (c)
4.125%, due 4/15/26	9,950,000	9,233,600
6.25%, due 1/15/27	1,630,000	1,614,939
6.50%, due 2/15/25	1,363,000	1,364,145
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (c)	6,420,000	6,385,410
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	10,582,000	10,529,090
		47,645,422
Food 0.4%
B&G Foods, Inc.
5.25%, due 4/1/25	4,300,000	3,907,711
Post Holdings, Inc.
5.75%, due 3/1/27 (c)	350,000	338,331
United Natural Foods, Inc.
6.75%, due 10/15/28 (c)	1,000,000	965,870
		5,211,912
Food Service 0.9%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	12,185,000	12,054,103
Forest Products & Paper 0.1%
Mercer International, Inc.
5.50%, due 1/15/26	1,000,000	936,855
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,000,000	1,044,115
		1,980,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.4%
AmeriGas Partners LP
5.625%, due 5/20/24	$ 6,000,000	$ 5,863,101
Healthcare-Services 4.5%
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (c)	5,216,000	4,903,927
Encompass Health Corp.
5.75%, due 9/15/25	4,335,000	4,295,524
HCA, Inc.
5.375%, due 2/1/25	13,100,000	12,934,612
5.875%, due 2/15/26	2,000,000	1,980,688
7.50%, due 12/15/23	10,000,000	10,224,023
7.58%, due 9/15/25	5,623,000	5,817,082
8.36%, due 4/15/24	10,000,000	10,219,164
IQVIA, Inc.
5.00%, due 10/15/26 (c)	5,515,000	5,257,339
ModivCare, Inc.
5.875%, due 11/15/25 (c)	6,000,000	5,699,553
		61,331,912
Holding Companies-Diversified 0.8%
Stena International SA
6.125%, due 2/1/25 (c)	12,220,000	11,431,258
Home Builders 1.3%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	6,895,000	5,578,361
Century Communities, Inc.
6.75%, due 6/1/27	3,000,000	2,863,800
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	4,000,000	3,535,000
Meritage Homes Corp.
5.125%, due 6/6/27	1,000,000	895,404
6.00%, due 6/1/25	1,000,000	970,945
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	1,645,000	1,433,387
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	2,575,000	2,396,173
		17,673,070
Household Products & Wares 0.2%
Central Garden & Pet Co.
5.125%, due 2/1/28	2,000,000	1,829,787
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,000,000	986,680
		2,816,467
	Principal Amount	Value

Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	$ 1,750,000	$ 1,689,555
Insurance 0.5%
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	6,485,000	6,478,774
Internet 1.5%
Netflix, Inc.
5.75%, due 3/1/24	4,980,000	4,980,000
5.875%, due 2/15/25	665,000	668,325
NortonLifeLock, Inc. (c)
5.00%, due 4/15/25	7,175,000	6,962,799
6.75%, due 9/30/27	2,000,000	1,971,590
Uber Technologies, Inc.
7.50%, due 5/15/25 (c)	6,345,000	6,348,173
		20,930,887
Investment Companies 2.6%
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	22,844,000	22,912,532
Icahn Enterprises LP
4.75%, due 9/15/24	12,500,000	12,164,125
		35,076,657
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	2,430,000	2,369,348
Mineral Resources Ltd. (c)
8.00%, due 11/1/27	1,500,000	1,475,565
8.125%, due 5/1/27	8,625,000	8,581,875
		12,426,788
Leisure Time 2.4%
Carnival Corp. (c)
5.75%, due 3/1/27	10,900,000	7,553,537
7.625%, due 3/1/26	9,660,000	7,263,837
10.50%, due 2/1/26	16,500,000	16,169,340
Lindblad Expeditions LLC
6.75%, due 2/15/27 (c)	1,825,000	1,623,513
		32,610,227
Lodging 1.4%
Boyd Gaming Corp.
4.75%, due 12/1/27	5,300,000	4,882,996
Genting New York LLC
3.30%, due 2/15/26 (c)	1,000,000	876,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (c)	$ 5,590,000	$ 5,506,150
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	1,315,000	1,249,250
Hyatt Hotels Corp.
5.625%, due 4/23/25 (f)	4,070,000	3,998,553
Marriott International, Inc.
Series Z
4.15%, due 12/1/23	1,500,000	1,482,244
Series EE
5.75%, due 5/1/25	932,000	940,405
		18,936,291
Machinery-Diversified 0.6%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)	3,425,000	34,250
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	3,000,000	3,003,900
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	5,613,000	5,030,651
		8,068,801
Media 3.2%
CCO Holdings LLC (c)
5.00%, due 2/1/28	7,000,000	6,335,000
5.125%, due 5/1/27	1,500,000	1,389,720
5.50%, due 5/1/26	13,485,000	12,979,312
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	8,972,500
DIRECTV Financing LLC
5.875%, due 8/15/27 (c)	6,750,000	6,079,050
LCPR Senior Secured Financing DAC
6.75%, due 10/15/27 (c)	5,475,000	5,105,438
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(h)(i)	3,000,000	2,754,000
		43,615,020
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	1,000,000	927,240
Mining 1.9%
Arconic Corp.
6.00%, due 5/15/25 (c)	3,000,000	2,970,570
	Principal Amount	Value

Mining (continued)
Century Aluminum Co.
7.50%, due 4/1/28 (c)	$ 6,135,000	$ 5,263,585
Compass Minerals International, Inc.
4.875%, due 7/15/24 (c)	10,310,000	9,769,441
First Quantum Minerals Ltd.
7.50%, due 4/1/25 (c)	2,500,000	2,425,000
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	1,000,000	670,000
Novelis Corp.
3.25%, due 11/15/26 (c)	5,000,000	4,376,183
		25,474,779
Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc.
5.625%, due 7/1/27 (c)	3,000,000	2,775,000
EnPro Industries, Inc.
5.75%, due 10/15/26	1,000,000	955,000
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	960,000	823,661
12.25%, due 11/15/26	73,000	63,306
Gates Global LLC
6.25%, due 1/15/26 (c)	1,500,000	1,440,000
Hillenbrand, Inc.
5.00%, due 9/15/26 (f)	6,080,000	5,724,240
5.75%, due 6/15/25	3,515,000	3,488,637
		15,269,844
Oil & Gas 7.1%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	3,900,000	3,841,500
9.00%, due 11/1/27	1,556,000	1,898,320
California Resources Corp.
7.125%, due 2/1/26 (c)	4,520,000	4,433,261
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,468,572
Chord Energy Corp.
6.375%, due 6/1/26 (c)	2,780,000	2,715,782
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	1,045,000	961,860
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	3,000,000	2,984,134
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	3,715,000	3,480,544
EQT Corp.
6.125%, due 2/1/25 (f)	7,850,000	7,869,390
Gulfport Energy Corp.
8.00%, due 5/17/26	88,094	87,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gulfport Energy Corp. (continued)
8.00%, due 5/17/26 (c)	$ 4,510,560	$ 4,497,028
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i)
6.00%, due 10/15/24	2,245,000	—
6.625%, due 5/1/23	4,452,000	—
Hess Corp.
3.50%, due 7/15/24	910,000	877,506
Laredo Petroleum, Inc.
10.125%, due 1/15/28	2,750,000	2,701,875
Matador Resources Co.
5.875%, due 9/15/26	7,220,000	7,093,650
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	2,006,000
5.55%, due 3/15/26	1,000,000	1,015,000
5.875%, due 9/1/25	3,160,000	3,183,700
8.00%, due 7/15/25	5,000,000	5,278,050
Parkland Corp.
5.875%, due 7/15/27 (c)	2,070,000	1,944,858
PDC Energy, Inc.
5.75%, due 5/15/26	2,775,000	2,660,282
6.125%, due 9/15/24	2,450,000	2,425,689
Permian Resources Operating LLC
5.375%, due 1/15/26 (c)	6,100,000	5,634,875
Range Resources Corp.
4.875%, due 5/15/25	3,000,000	2,893,785
ROCC Holdings LLC
9.25%, due 8/15/26 (c)	1,546,000	1,525,175
Southwestern Energy Co.
5.70%, due 1/23/25 (f)	2,199,000	2,161,083
Talos Production, Inc.
12.00%, due 1/15/26	11,410,000	12,099,735
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	922,750	896,978
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	3,690,400	3,552,342
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	2,397,500	2,295,606
		97,484,410
Oil & Gas Services 0.6%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	3,000,000	2,776,858
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	3,775,000	3,293,347
	Principal Amount	Value

Oil & Gas Services (continued)
Weatherford International Ltd.
11.00%, due 12/1/24 (c)	$ 2,334,000	$ 2,398,893
		8,469,098
Packaging & Containers 0.3%
Cascades, Inc.
5.125%, due 1/15/26 (c)	4,831,000	4,338,625
Pharmaceuticals 0.9%
1375209 BC Ltd.
9.00%, due 1/30/28 (c)	3,000,000	2,902,500
Bausch Health Cos., Inc. (c)
11.00%, due 9/30/28	4,435,000	3,414,950
14.00%, due 10/15/30	176,000	100,760
Endo DAC
5.875%, due 10/15/24 (c)(g)(j)	4,150,000	3,279,286
Prestige Brands, Inc.
5.125%, due 1/15/28 (c)	2,500,000	2,323,175
		12,020,671
Pipelines 5.5%
Antero Midstream Partners LP
5.75%, due 3/1/27 (c)	5,835,000	5,556,671
EQM Midstream Partners LP
4.125%, due 12/1/26	675,000	596,456
6.00%, due 7/1/25 (c)	2,195,000	2,125,890
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (c)	2,700,000	2,647,350
Genesis Energy LP
5.625%, due 6/15/24	2,050,000	2,003,875
6.25%, due 5/15/26	2,190,000	2,049,150
6.50%, due 10/1/25	3,640,000	3,490,456
Hess Midstream Operations LP
5.625%, due 2/15/26 (c)	6,349,000	6,226,909
Holly Energy Partners LP
6.375%, due 4/15/27 (c)	1,500,000	1,443,698
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	1,500,000	1,455,000
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	2,550,000	2,306,828
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,446,347
PBF Logistics LP
6.875%, due 5/15/23	4,000,000	4,002,000
Plains All American Pipeline LP
Series B
6.125%, due 11/28/22 (e)(k)	18,663,000	15,499,621
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (c)	$ 2,905,000	$ 2,701,650
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(f)(g)(j)	7,697,879	6,562,442
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	6,880,000	6,604,800
TransMontaigne Partners LP
6.125%, due 2/15/26	4,600,000	3,932,997
Western Midstream Operating LP
4.65%, due 7/1/26	4,315,000	4,088,463
		74,740,603
Real Estate 0.9%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	12,185,146
Real Estate Investment Trusts 3.1%
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,410,845
5.375%, due 11/1/23	3,110,000	3,074,981
5.375%, due 4/15/26	700,000	668,192
MPT Operating Partnership LP
5.00%, due 10/15/27	2,000,000	1,711,560
5.25%, due 8/1/26	3,500,000	3,156,720
VICI Properties LP (c)
3.50%, due 2/15/25	9,615,000	8,941,718
4.625%, due 6/15/25	2,985,000	2,797,563
5.625%, due 5/1/24	19,681,000	19,430,264
		42,191,843
Retail 2.5%
1011778 B.C. Unlimited Liability Co.
3.875%, due 1/15/28 (c)	1,000,000	878,925
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	2,505,000	2,343,090
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	2,160,000	2,154,838
KFC Holding Co.
4.75%, due 6/1/27 (c)	8,457,000	8,072,968
Murphy Oil USA, Inc.
5.625%, due 5/1/27	1,000,000	959,630
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	15,883,000	15,092,503
Patrick Industries, Inc.
7.50%, due 10/15/27 (c)	2,906,000	2,662,395
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,075,000	2,858,457
	Principal Amount	Value

Retail (continued)
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(g)(i)	$ 4,455,000	$ —
		35,022,806
Software 2.2%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	1,500,000	1,425,000
Camelot Finance SA
4.50%, due 11/1/26 (c)	9,750,000	9,109,039
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	1,608,846	1,371,541
PTC, Inc.
3.625%, due 2/15/25 (c)	10,320,000	9,835,270
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	3,925,000	3,649,430
Veritas US, Inc.
7.50%, due 9/1/25 (c)	5,000,000	4,209,153
		29,599,433
Telecommunications 5.3%
Connect Finco SARL
6.75%, due 10/1/26 (c)	5,670,000	5,329,800
Quebecor Media, Inc.
5.75%, due 1/15/23	6,920,000	6,915,848
Sprint Corp.
7.875%, due 9/15/23	29,145,000	29,623,066
Switch Ltd.
3.75%, due 9/15/28 (c)	920,000	929,200
T-Mobile US, Inc.
2.25%, due 2/15/26	24,000,000	21,547,774
4.75%, due 2/1/28	7,555,000	7,150,656
5.375%, due 4/15/27	570,000	562,324
		72,058,668
Toys, Games & Hobbies 0.9%
Mattel, Inc.
3.15%, due 3/15/23	3,760,000	3,715,291
3.375%, due 4/1/26 (c)	5,469,000	4,988,363
5.875%, due 12/15/27 (c)	3,890,000	3,774,778
		12,478,432
Transportation 0.6%
Watco Cos. LLC
6.50%, due 6/15/27 (c)	7,140,000	6,719,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Transportation (continued)
XPO Escrow Sub LLC
7.50%, due 11/15/27 (c)	$ 1,500,000	$ 1,496,250
		8,216,044
Total Corporate Bonds (Cost $1,085,163,584)		1,016,149,049
Loan Assignments 15.6%
Aerospace & Defense 0.3%
SkyMiles IP Ltd.
Initial Term Loan
7.993% (3 Month LIBOR + 3.75%), due 10/20/27 (d)	4,500,000	4,534,376
Automobile 0.5%
Dealer Tire LLC
Term Loan B1
7.365% (1 Month LIBOR + 4.25%), due 12/12/25 (d)	4,084,500	4,008,937
Tenneco, Inc.
Tranche Term Loan B
6.206% (1 Week LIBOR + 3.00%), due 10/1/25 (d)	2,909,320	2,891,864
		6,900,801
Banking 0.2%
Jane Street Group LLC
Dollar Term Loan
6.504% (1 Month LIBOR + 2.75%), due 1/26/28 (d)	2,474,811	2,401,599
Beverage, Food & Tobacco 0.5%
B&G Foods, Inc.
Tranche Term Loan B4
6.254% (1 Month LIBOR + 2.50%), due 10/10/26 (d)	3,303,333	3,103,069
United Natural Foods, Inc.
Initial Term Loan
7.093% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	4,378,361	4,338,956
		7,442,025
	Principal Amount	Value

Chemicals 0.1%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
7.424% (3 Month LIBOR + 3.75%), due 12/12/25 (d)	$ 1,984,536	$ 1,810,889
Chemicals, Plastics & Rubber 1.6%
Avient Corp.
Term Loan B6
7.344% (3 Month LIBOR + 3.25%), due 8/29/29 (d)	3,600,000	3,573,000
Innophos Holdings, Inc.
Initial Term Loan
7.004% (1 Month LIBOR + 3.25%), due 2/5/27 (d)	4,192,500	4,056,244
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
7.254% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	9,239,234	9,120,861
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
8.415% (3 Month LIBOR + 4.00%), due 3/16/27 (d)	6,008,108	5,652,626
		22,402,731
Construction & Buildings 0.1%
Installed Building Products, Inc.
Initial Term Loan
6.004% (1 Month LIBOR + 2.25%), due 12/14/28 (d)	1,389,500	1,357,079
Electronics 1.1%
Camelot U.S. Acquisition 1 Co. (d)
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	8,124,566	7,972,231
Amendment No. 2 Incremental Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	2,631,375	2,584,668
WEX, Inc.
Term Loan B
6.004% (1 Month LIBOR + 2.25%), due 3/31/28 (d)	5,008,576	4,899,459
		15,456,358
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Entertainment 0.2%
NAI Entertainment Holdings LLC
Tranche Term Loan B
6.26% (1 Month LIBOR + 2.50%), due 5/8/25 (d)	$ 3,261,667	$ 3,098,583
Finance 0.8%
Mileage Plus Holdings LLC
Initial Term Loan
8.777% (3 Month LIBOR + 5.25%), due 6/21/27 (d)	2,375,000	2,421,510
RealTruck Group, Inc.
Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 1/31/28 (d)	6,211,178	5,318,321
Schweitzer-Mauduit International, Inc.
Term Loan B
7.563% (1 Month LIBOR + 3.75%), due 4/20/28 (d)	3,308,125	3,076,556
		10,816,387
Healthcare & Pharmaceuticals 0.3%
Owens & Minor, Inc.
Term Loan B1 7.579% - 7.831%
(1 Month LIBOR + 3.75%, 6 Month LIBOR + 3.75%), due 3/29/29 (d)	3,681,500	3,598,666
Healthcare, Education & Childcare 1.3%
LifePoint Health, Inc.
First Lien Term Loan B
8.165% (3 Month LIBOR + 3.75%), due 11/16/25 (d)	11,413,139	10,047,637
Organon & Co.
Dollar Term Loan
6.188% (3 Month LIBOR + 3.00%), due 6/2/28 (d)	8,377,500	8,153,100
		18,200,737
Hotels, Motels, Inns & Gaming 0.7%
Churchill Downs, Inc.
Facility Term Loan B
5.76% (1 Month LIBOR + 2.00%), due 12/27/24 (d)	3,810,000	3,775,474
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
5.754% (1 Month LIBOR + 2.00%), due 11/30/23 (d)	$ 5,328,823	$ 5,316,455
		9,091,929
Insurance 0.7%
USI, Inc.
2017 New Term Loan
6.424% (3 Month LIBOR + 2.75%), due 5/16/24 (d)	9,801,785	9,664,971
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
NASCAR Holdings LLC
Initial Term Loan
5.615% (1 Month LIBOR + 2.50%), due 10/19/26 (d)	1,980,585	1,970,682
Manufacturing 0.7%
Adient U.S. LLC
Term Loan B1
7.004% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	9,381,250	9,041,180
Media 1.9%
Block Communications, Inc.
Term Loan
5.924% (3 Month LIBOR + 2.25%), due 2/25/27 (d)	11,456,250	11,227,125
DIRECTV Financing LLC
Closing Date Term Loan
8.754% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	10,073,871	9,551,984
Lamar Media Corp.
Term Loan B
5.102% (3 Month LIBOR + 1.50%), due 2/5/27 (d)	5,000,000	4,816,665
		25,595,774
Oil & Gas 0.8%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
12.941% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	3,240,000	3,396,599
PetroQuest Energy LLC (a)(i)
Term Loan
TBD, due 1/1/28	312,269	312,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
PetroQuest Energy LLC (a)(i) (continued)
2020 Term Loan
10.628% (9.21% PIK), due 9/19/26 (b)	$ 240,039	$ 240,039
Term Loan
11.254% (10.62% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)	3,722,441	3,722,441
TransMontaigne Operating Co. LP
Tranche Term Loan B 6.989% - 7.072%
(1 Month LIBOR + 3.50%), due 11/17/28 (d)	2,977,500	2,869,565
		10,540,913
Personal, Food & Miscellaneous Services 0.4%
KFC Holding Co.
2021 Term Loan B
5.193% (1 Month LIBOR + 1.75%), due 3/15/28 (d)	2,598,618	2,560,288
WW International, Inc.
Initial Term Loan
7.26% (1 Month LIBOR + 3.50%), due 4/13/28 (d)	4,393,625	2,789,952
		5,350,240
Retail 1.4%
Great Outdoors Group LLC
Term Loan B2
7.504% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	19,712,589	18,521,614
Software 0.4%
TIBCO Software, Inc.
First Lien Dollar Term Loan B
8.153% (3 Month LIBOR + 4.50%), due 3/30/29 (d)	5,457,000	4,967,818
Telecommunications 0.6%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
7.26% (1 Month LIBOR + 3.50%), due 12/11/26 (d)	8,677,500	8,373,788
	Principal Amount	Value

Utilities 0.9%
Constellation Renewables LLC
Term Loan
5.57% (3 Month LIBOR + 2.50%), due 12/15/27 (d)	$ 2,767,423	$ 2,737,153
PG&E Corp.
Term Loan
6.813% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	9,251,692	9,085,161
		11,822,314
Total Loan Assignments (Cost $219,949,927)		212,961,454
Total Long-Term Bonds (Cost $1,330,622,194)		1,254,472,448

	Shares
Common Stocks 1.0%
Electrical Equipment 0.0% ‡
Energy Technologies, Inc. (a)(i)(l)	2,021	404,200
Hotels, Restaurants & Leisure 0.2%
Carlson Travel, Inc. (a)(h)(l)	300,593	2,029,003
Carlson Travel, Inc. (a)(h)(i)(l)	3,199	—
		2,029,003
Independent Power and Renewable Electricity Producers 0.2%
GenOn Energy, Inc. (h)	20,915	2,196,075
Oil, Gas & Consumable Fuels 0.6%
Gulfport Energy Corp. (l)	73,218	6,553,743
PetroQuest Energy, Inc. (a)(i)(l)	1,186,630	—
Talos Energy, Inc. (l)	91,517	1,947,482
		8,501,225
Total Common Stocks (Cost $19,532,212)		13,130,503
Preferred Stocks 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (a)(i)(l)	4,501	2,925,650
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Preferred Stocks (continued)
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(h)(i)(l)	9	$ 49,910
Total Preferred Stocks (Cost $4,304,472)		2,975,560
Total Investments (Cost $1,354,458,878)	92.9%	1,270,578,511
Other Assets, Less Liabilities	7.1	97,044,806
Net Assets	100.0%	$ 1,367,623,317

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $14,039,580, which represented 1.0% of the Fund’s net assets.(Unaudited)
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Issue in default.
(k)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(l)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 25,361,945	$ —	$ 25,361,945
Corporate Bonds	—	1,013,395,049	2,754,000	1,016,149,049
Loan Assignments	—	208,686,705	4,274,749	212,961,454
Total Long-Term Bonds	—	1,247,443,699	7,028,749	1,254,472,448
Common Stocks	8,501,225	4,225,078	404,200	13,130,503
Preferred Stocks	—	—	2,975,560	2,975,560
Total Investments in Securities	$ 8,501,225	$ 1,251,668,777	$ 10,408,509	$ 1,270,578,511

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Yield Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $1,354,458,878)	$1,270,578,511
Cash	62,620,472
Receivables:
Fund shares sold	23,347,026
Interest	18,419,188
Other assets	190,722
Total assets	1,375,155,919
Liabilities
Payables:
Investment securities purchased	3,671,401
Fund shares redeemed	2,060,484
Manager (See Note 3)	730,771
Transfer agent (See Note 3)	218,956
NYLIFE Distributors (See Note 3)	86,345
Shareholder communication	65,582
Professional fees	25,521
Custodian	11,219
Trustees	367
Accrued expenses	12,738
Distributions payable	649,218
Total liabilities	7,532,602
Net assets	$1,367,623,317
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 150,431
Additional paid-in-capital	1,509,938,255
1,510,088,686
Total distributable earnings (loss)	(142,465,369)
Net assets	$1,367,623,317
Class A
Net assets applicable to outstanding shares	$ 300,908,514
Shares of beneficial interest outstanding	33,103,883
Net asset value per share outstanding	$ 9.09
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.37
Investor Class
Net assets applicable to outstanding shares	$ 5,400,407
Shares of beneficial interest outstanding	594,056
Net asset value per share outstanding	$ 9.09
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.32
Class C
Net assets applicable to outstanding shares	$ 25,772,234
Shares of beneficial interest outstanding	2,835,794
Net asset value and offering price per share outstanding	$ 9.09
Class I
Net assets applicable to outstanding shares	$1,034,872,955
Shares of beneficial interest outstanding	113,823,426
Net asset value and offering price per share outstanding	$ 9.09
Class R2
Net assets applicable to outstanding shares	$ 494,711
Shares of beneficial interest outstanding	54,435
Net asset value and offering price per share outstanding	$ 9.09
Class R3
Net assets applicable to outstanding shares	$ 174,496
Shares of beneficial interest outstanding	19,197
Net asset value and offering price per share outstanding	$ 9.09

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 70,786,516
Dividends	171
Total income	70,786,687
Expenses
Manager (See Note 3)	9,348,853
Transfer agent (See Note 3)	1,283,039
Distribution/Service—Class A (See Note 3)	759,537
Distribution/Service—Investor Class (See Note 3)	14,068
Distribution/Service—Class C (See Note 3)	301,396
Distribution/Service—Class R2 (See Note 3)	1,247
Distribution/Service—Class R3 (See Note 3)	797
Professional fees	149,391
Registration	128,783
Shareholder communication	93,054
Custodian	45,084
Trustees	29,632
Shareholder service (See Note 3)	658
Miscellaneous	64,646
Total expenses before waiver/reimbursement	12,220,185
Expense waiver/reimbursement from Manager (See Note 3)	(6,391)
Net expenses	12,213,794
Net investment income (loss)	58,572,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,650,212
Net change in unrealized appreciation (depreciation) on investments	(114,848,772)
Net realized and unrealized gain (loss)	(113,198,560)
Net increase (decrease) in net assets resulting from operations	$ (54,625,667)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 58,572,893	$ 60,401,260
Net realized gain (loss)	1,650,212	1,838,672
Net change in unrealized appreciation (depreciation)	(114,848,772)	60,074,865
Net increase (decrease) in net assets resulting from operations	(54,625,667)	122,314,797
Distributions to shareholders:
Class A	(12,418,690)	(11,650,467)
Investor Class	(224,189)	(245,169)
Class C	(955,093)	(1,236,855)
Class I	(46,971,570)	(51,314,390)
Class R2	(19,878)	(20,875)
Class R3	(6,002)	(5,564)
	(60,595,422)	(64,473,320)
Distributions to shareholders from return of capital:
Class A	—	(98,233)
Investor Class	—	(2,067)
Class C	—	(10,429)
Class I	—	(432,668)
Class R2	—	(176)
Class R3	—	(47)
	—	(543,620)
Total distributions to shareholders	(60,595,422)	(65,016,940)
Capital share transactions:
Net proceeds from sales of shares	809,391,209	606,008,870
Net asset value of shares issued to shareholders in reinvestment of distributions	53,702,017	58,664,287
Cost of shares redeemed	(873,263,765)	(630,696,309)
Increase (decrease) in net assets derived from capital share transactions	(10,170,539)	33,976,848
Net increase (decrease) in net assets	(125,391,628)	91,274,705
Net Assets
Beginning of year	1,493,014,945	1,401,740,240
End of year	$1,367,623,317	$1,493,014,945
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.37(a)	0.37(a)	0.42	0.44	0.42
Net realized and unrealized gain (loss)	(0.73)	0.42	(0.37)	0.08	(0.21)
Total from investment operations	(0.36)	0.79	0.05	0.52	0.21
Less distributions:
From net investment income	(0.38)	(0.41)	(0.44)	(0.44)	(0.41)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.38)	(0.41)	(0.44)	(0.44)	(0.41)
Net asset value at end of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	(3.66)%	8.40%	0.65%	5.40%	2.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.92%	3.78%	4.46%	4.48%	4.06%
Net expenses (c)	1.02%(d)	1.01%	1.02%	1.04%	1.05%
Expenses (before waiver/reimbursement) (c)	1.02%	1.01%	1.02%	1.04%	1.07%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000’s)	$ 300,909	$ 303,646	$ 252,753	$ 237,475	$ 180,140

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.36(a)	0.37(a)	0.42	0.43	0.40
Net realized and unrealized gain (loss)	(0.72)	0.40	(0.36)	0.08	(0.20)
Total from investment operations	(0.36)	0.77	0.06	0.51	0.20
Less distributions:
From net investment income	(0.38)	(0.40)	(0.44)	(0.43)	(0.40)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.38)	(0.40)	(0.44)	(0.43)	(0.40)
Net asset value at end of year	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	(3.73)%	8.18%	0.67%	5.33%	2.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%	3.72%	4.38%	4.40%	4.03%
Net expenses (c)	1.10%	1.10%	1.11%	1.11%	1.09%
Expenses (before waiver/reimbursement) (c)	1.10%	1.10%	1.11%	1.11%	1.11%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000's)	$ 5,400	$ 5,780	$ 6,278	$ 7,156	$ 6,193

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.29(a)	0.29(a)	0.34	0.36	0.32
Net realized and unrealized gain (loss)	(0.72)	0.41	(0.37)	0.08	(0.19)
Total from investment operations	(0.43)	0.70	(0.03)	0.44	0.13
Less distributions:
From net investment income	(0.31)	(0.32)	(0.36)	(0.36)	(0.33)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.31)	(0.32)	(0.36)	(0.36)	(0.33)
Net asset value at end of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	(4.46)%	7.48%	(0.19)%	4.54%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	2.98%	3.64%	3.65%	3.28%
Net expenses (c)	1.85%	1.85%	1.86%	1.86%	1.84%
Expenses (before waiver/reimbursement) (c)	1.85%	1.85%	1.86%	1.86%	1.86%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000’s)	$ 25,772	$ 35,636	$ 40,948	$ 48,550	$ 48,415

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.84	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Net investment income (loss)	0.39(a)	0.40(a)	0.45	0.46	0.43
Net realized and unrealized gain (loss)	(0.73)	0.41	(0.36)	0.08	(0.21)
Total from investment operations	(0.34)	0.81	0.09	0.54	0.22
Less distributions:
From net investment income	(0.41)	(0.43)	(0.47)	(0.46)	(0.43)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.41)	(0.43)	(0.47)	(0.46)	(0.43)
Net asset value at end of year	$ 9.09	$ 9.84	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	(3.52)%	8.66%	1.01%	5.67%	2.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	4.05%	4.72%	4.73%	4.31%
Net expenses (c)	0.77%	0.76%	0.77%	0.79%	0.80%
Expenses (before waiver/reimbursement) (c)	0.77%	0.76%	0.77%	0.79%	0.82%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000’s)	$ 1,034,873	$ 1,147,287	$ 1,101,084	$ 1,268,856	$ 771,533

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.36(a)	0.36(a)	0.41	0.40	0.39
Net realized and unrealized gain (loss)	(0.72)	0.41	(0.37)	0.11	(0.20)
Total from investment operations	(0.36)	0.77	0.04	0.51	0.19
Less distributions:
From net investment income	(0.38)	(0.39)	(0.43)	(0.43)	(0.39)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.38)	(0.39)	(0.43)	(0.43)	(0.39)
Net asset value at end of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	(3.75)%	8.29%	0.55%	5.31%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%	3.71%	4.36%	4.34%	3.97%
Net expenses (c)	1.12%	1.11%	1.12%	1.14%	1.15%
Expenses (before waiver/reimbursement) (c)	1.12%	1.11%	1.12%	1.14%	1.17%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000’s)	$ 495	$ 508	$ 523	$ 538	$ 63

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Net investment income (loss)	0.34(a)	0.34(a)	0.40	0.39	0.37
Net realized and unrealized gain (loss)	(0.73)	0.40	(0.37)	0.09	(0.21)
Total from investment operations	(0.39)	0.74	0.03	0.48	0.16
Less distributions:
From net investment income	(0.35)	(0.37)	(0.41)	(0.40)	(0.37)
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.35)	(0.37)	(0.41)	(0.40)	(0.37)
Net asset value at end of year	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	(3.99)%	7.89%	0.41%	5.05%	1.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%	3.45%	4.13%	4.12%	3.72%
Net expenses (c)	1.37%	1.36%	1.36%	1.39%	1.40%
Expenses (before waiver/reimbursement) (c)	1.37%	1.36%	1.36%	1.39%	1.42%
Portfolio turnover rate	30%	47%	64%	32%	62%
Net assets at end of year (in 000’s)	$ 174	$ 158	$ 154	$ 201	$ 58

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2	December 17, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and

27

Notes to Financial Statements (continued)
on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the

28	MainStay MacKay Short Duration High Yield Fund

mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased
29

Notes to Financial Statements (continued)
for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund did not hold any unfunded commitments.
(H) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate

30	MainStay MacKay Short Duration High Yield Fund

calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; Class I, 0.78%; Class R2, 1.13% and Class R3, 1.38%. The contractual expense limitation for Class A became effective December 13, 2021. The contractual expense limitations for Class C, Class I, Investor Class, Class R2, and Class R3 became effective February 28, 2022. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to December 13, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments
31

Notes to Financial Statements (continued)
applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $9,348,853 and waived fees and/or reimbursed certain class specific expenses in the amount of $6,391 and paid the Subadvisor fees in the amount of $4,671,226.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$499
Class R3	159
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $20,357 and $538, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2022, of $39,612 and $14,449, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$266,490	$—
Investor Class	9,461	—
Class C	50,642	—
Class I	955,868	—
Class R2	438	—
Class R3	140	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than

32	MainStay MacKay Short Duration High Yield Fund

$1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$5,640,367	1.9%
Class I	6,486,452	0.6
Class R2	34,740	7.0
Class R3	32,034	18.4
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,356,538,676	$8,631,364	$(94,591,529)	$(85,960,165)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$768,774	$(56,624,197)	$(649,781)	$(85,960,165)	$(142,465,369)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sales adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $56,624,197, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,706	$34,918
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$60,595,422	$64,473,320
Return of Capital	—	543,620
Total	$60,595,422	$65,016,940
33

Notes to Financial Statements (continued)
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of October 31, 2022, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ 34,250	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20-12/3/2021	303,792	7,618,700	2,029,003	0.1
GenOn Energy, Inc.
Common Stock	12/14/2018	20,915	2,342,005	2,196,075	0.2
Gulfport Energy Operating Corp.
Preferred Stock	8/2/21	9	9,000	49,910	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,982,301	2,754,000	0.2
Total			$ 16,676,488	$ 7,063,238	0.5%

‡	Less than one-tenth of a percent.

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $401,490 and $435,295, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made

34	MainStay MacKay Short Duration High Yield Fund

pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2022, such purchases were $131.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	10,759,390	$ 102,085,502
Shares issued to shareholders in reinvestment of distributions	1,197,905	11,220,427
Shares redeemed	(9,890,216)	(93,600,874)
Net increase (decrease) in shares outstanding before conversion	2,067,079	19,705,055
Shares converted into Class A (See Note 1)	204,711	1,935,164
Shares converted from Class A (See Note 1)	(47,057)	(443,280)
Net increase (decrease)	2,224,733	$ 21,196,939
Year ended October 31, 2021:
Shares sold	11,422,448	$ 112,383,723
Shares issued to shareholders in reinvestment of distributions	1,081,072	10,611,900
Shares redeemed	(8,609,366)	(84,625,893)
Net increase (decrease) in shares outstanding before conversion	3,894,154	38,369,730
Shares converted into Class A (See Note 1)	256,440	2,523,351
Shares converted from Class A (See Note 1)	(6,174)	(60,255)
Net increase (decrease)	4,144,420	$ 40,832,826

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	158,271	$ 1,508,923
Shares issued to shareholders in reinvestment of distributions	23,312	218,463
Shares redeemed	(91,983)	(868,082)
Net increase (decrease) in shares outstanding before conversion	89,600	859,304
Shares converted into Investor Class (See Note 1)	31,348	295,183
Shares converted from Investor Class (See Note 1)	(114,600)	(1,084,877)
Net increase (decrease)	6,348	$ 69,610
Year ended October 31, 2021:
Shares sold	125,366	$ 1,231,649
Shares issued to shareholders in reinvestment of distributions	24,316	238,519
Shares redeemed	(109,279)	(1,072,920)
Net increase (decrease) in shares outstanding before conversion	40,403	397,248
Shares converted into Investor Class (See Note 1)	26,156	256,882
Shares converted from Investor Class (See Note 1)	(142,642)	(1,401,817)
Net increase (decrease)	(76,083)	$ (747,687)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	484,002	$ 4,528,538
Shares issued to shareholders in reinvestment of distributions	84,579	793,895
Shares redeemed	(1,240,110)	(11,709,219)
Net increase (decrease) in shares outstanding before conversion	(671,529)	(6,386,786)
Shares converted from Class C (See Note 1)	(117,521)	(1,109,859)
Net increase (decrease)	(789,050)	$ (7,496,645)
Year ended October 31, 2021:
Shares sold	731,242	$ 7,190,890
Shares issued to shareholders in reinvestment of distributions	110,728	1,085,653
Shares redeemed	(1,411,601)	(13,863,092)
Net increase (decrease) in shares outstanding before conversion	(569,631)	(5,586,549)
Shares converted from Class C (See Note 1)	(137,877)	(1,357,747)
Net increase (decrease)	(707,508)	$ (6,944,296)

35

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	74,265,593	$ 701,221,844
Shares issued to shareholders in reinvestment of distributions	4,416,935	41,443,426
Shares redeemed	(81,546,049)	(767,067,867)
Net increase (decrease) in shares outstanding before conversion	(2,863,521)	(24,402,597)
Shares converted into Class I (See Note 1)	46,364	437,491
Shares converted from Class I (See Note 1)	(3,295)	(29,822)
Net increase (decrease)	(2,820,452)	$ (23,994,928)
Year ended October 31, 2021:
Shares sold	49,369,096	$ 485,164,928
Shares issued to shareholders in reinvestment of distributions	4,758,187	46,701,553
Shares redeemed	(53,916,155)	(531,045,127)
Net increase (decrease) in shares outstanding before conversion	211,128	821,354
Shares converted into Class I (See Note 1)	5,350	52,504
Net increase (decrease)	216,478	$ 873,858

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,492	$ 23,414
Shares issued to shareholders in reinvestment of distributions	2,123	19,878
Shares redeemed	(1,892)	(17,723)
Net increase (decrease)	2,723	$ 25,569
Year ended October 31, 2021:
Shares sold	558	$ 5,450
Shares issued to shareholders in reinvestment of distributions	2,146	21,051
Shares redeemed	(4,981)	(49,010)
Net increase (decrease) in shares outstanding before conversion	(2,277)	(22,509)
Shares converted from Class R2 (See Note 1)	(1,315)	(12,918)
Net increase (decrease)	(3,592)	$ (35,427)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,515	$ 22,988
Shares issued to shareholders in reinvestment of distributions	633	5,928
Net increase (decrease)	3,148	$ 28,916
Year ended October 31, 2021:
Shares sold	3,265	$ 32,230
Shares issued to shareholders in reinvestment of distributions	572	5,611
Shares redeemed	(4,088)	(40,267)
Net increase (decrease)	(251)	$ (2,426)
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay MacKay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and agent banks; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
37

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
38	MainStay MacKay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
40	MainStay MacKay Short Duration High Yield Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013766.2MS229-22	MSSHY11-12/22
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/2/2004	-22.10%	-1.84%	0.07%	0.79%
		Excluding sales charges		-18.43	-0.93	0.54	0.79
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-21.90	-2.05	-0.05	1.00
		Excluding sales charges		-18.65	-1.14	0.41	1.00
Class B Shares[3]	Maximum 5% CDSC	With sales charges	1/2/2004	-23.17	-2.23	-0.34	1.75
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-19.34	-1.88	-0.34	1.75
Class C Shares	Maximum 1% CDSC	With sales charges	1/2/2004	-20.09	-1.87	-0.34	1.75
	if Redeemed Within One Year of Purchase	Excluding sales charges		-19.32	-1.87	-0.34	1.75
Class I Shares	No Sales Charge		1/2/1991	-18.30	-0.67	0.83	0.54
Class R1 Shares	No Sales Charge		6/29/2012	-18.31	-0.77	0.73	0.64
Class R2 Shares	No Sales Charge		6/29/2012	-18.52	-1.00	0.48	0.89
Class R3 Shares	No Sales Charge		2/29/2016	-18.71	-1.26	0.06	1.14
Class R6 Shares	No Sales Charge		12/29/2014	-18.20	-0.61	0.59	0.49
SIMPLE Class Shares	No Sales Charge		8/31/2020	-18.85	N/A	-8.89	1.25

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-15.68%	-0.54%	0.74%
Morningstar Intermediate Core-Plus Bond Category Average[2]	-15.92	-0.41	1.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$912.40	$3.47	$1,021.58	$3.67	0.72%
Investor Class Shares	$1,000.00	$910.60	$4.86	$1,020.11	$5.14	1.01%
Class B Shares	$1,000.00	$906.70	$8.46	$1,016.33	$8.94	1.76%
Class C Shares	$1,000.00	$906.80	$8.46	$1,016.33	$8.94	1.76%
Class I Shares	$1,000.00	$912.70	$2.12	$1,022.99	$2.24	0.44%
Class R1 Shares	$1,000.00	$913.20	$2.70	$1,022.38	$2.85	0.56%
Class R2 Shares	$1,000.00	$912.00	$3.95	$1,021.07	$4.18	0.82%
Class R3 Shares	$1,000.00	$910.80	$5.15	$1,019.81	$5.45	1.07%
Class R6 Shares	$1,000.00	$913.80	$2.07	$1,023.04	$2.19	0.43%
SIMPLE Class Shares	$1,000.00	$909.40	$6.06	$1,018.85	$6.41	1.26%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Bonds, 3.00%-3.375%, due 8/15/42–8/15/52
2.	GNMA, (zero coupon)-3.50%, due 8/20/49–2/20/52
3.	U.S. Treasury Notes, 2.75%-4.375%, due 10/31/24–8/15/32
4.	FNMA, (zero coupon)-7.586%, due 5/25/30–2/25/52
5.	UMBS, 30 Year, 2.50%-6.50%, due 7/1/39–9/1/52
6.	Bank of America Corp., 2.087%-4.30%, due 1/28/25–4/22/32
7.	JPMorgan Chase & Co., 2.182%-4.60%, due 2/1/25–4/23/29
8.	UMBS, 30 Year, 3.00%-3.50%, due 3/1/52–7/1/52
9.	Morgan Stanley, 2.484%-5.00%, due 11/24/25–9/16/36
10.	CF Hippolyta Issuer LLC, 1.53%-1.98%, due 7/15/60–3/15/61

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, Neil Moriarty III and Lesya Paisley, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay Total Return Bond Fund returned −18.30%, underperforming the −15.68% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). Over the same period, Class I shares also underperformed the −15.92% return of the Morningstar Intermediate Core-Plus Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Lesya Paisley was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The performance of the Index during the period was primarily driven by substantial increases in interest rates, described in greater detail below. The Fund underperformed the Index largely due to overweight allocations to high-grade and high-yield corporates, preferred debt and emerging-market credit, which detracted from relative returns as spreads2 widened. Conversely, the Fund’s yield curve3 positioning and allocation to securitized product made positive contributions to relative performance. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Along with the ongoing war in Ukraine, the defining occurrence of the reporting period was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, together with concerns regarding long-term inflation and few signs of a letup in underlying inflation pressures, led U.S. Federal Reserve officials to significantly adjust their outlook on monetary policy, and markets followed suit. With most major central banks continuing to battle high inflation through stepped-up policy rate increases, risk-free as well as risk assets performed poorly. Widespread, substantial global monetary tightening occurred during the reporting period with numerous central banks quickly tightening policies within a relatively short period of time.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures as an overall adjustment to its duration4 and yield curve positioning. On a stand-alone absolute basis, these positions detracted from overall returns.
What was the Fund’s duration strategy during the reporting period?
The Fund’s strategy was to keep duration neutral to the Index through the first half of the reporting period, then to add duration as yields rose. As of October 31, 2022, the effective duration for the Fund was 6.50 years relative to the 6.10 years for the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s yield curve and securitized product positioning contributed positively to returns relative to the Index. Conversely, high-grade and high-yield corporate bond positions detracted from relative performance. Within the Fund’s corporate exposure, the banking, retailers, electric and midstream industries were among the most significant detractors.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund added credits issued by private equity firm Starwood Capital Group. During the same period, the Fund reduced its exposure to investment bank and financial services providers Bank of America and JP Morgan Chase. In addition, the Fund sold its shares of Progress Residential Trust to provide liquidity to the Fund.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the Fund trimmed its exposure to bank loans and emerging-market bonds.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, relative to the Index, the Fund held overweight exposure to high-grade and high-yield corporate bonds, as well as securitized product. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 97.4%
Asset-Backed Securities 11.5%
Automobile Asset-Backed Securities 4.2%
American Credit Acceptance Receivables Trust
Series 2022-1, Class D
2.46%, due 3/13/28 (a)	$ 1,885,000	$ 1,671,549
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class A
2.02%, due 2/20/27 (a)	1,435,000	1,268,937
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	800,000	688,276
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,990,000	1,799,552
Flagship Credit Auto Trust (a)
Series 2020-1, Class E
3.52%, due 6/15/27	1,950,000	1,730,223
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,765,747
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class C
1.11%, due 9/15/26	2,700,000	2,509,928
Series 2021-2A, Class D
1.42%, due 4/15/27	1,010,000	906,914
Series 2021-4A, Class C
1.94%, due 10/15/27	1,310,000	1,211,352
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	860,000	722,511
Series 2021-2A, Class D
4.34%, due 12/27/27	2,910,000	2,329,016
Hertz Vehicle Financing LLC (a)
Series 2021-1A, Class B
1.56%, due 12/26/25	870,000	791,615
Series 2021-1A, Class C
2.05%, due 12/26/25	890,000	797,006
J.P. Morgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	154,364	151,442
		18,344,068
Other Asset-Backed Securities 7.3%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	1,166,979	954,907
Series 2016-2, Class A
3.65%, due 6/15/28	1,484,000	1,121,254
	Principal Amount	Value

Other Asset-Backed Securities (continued)
American Airlines Pass-Through Trust (continued)
Series 2019-1, Class B
3.85%, due 2/15/28	$ 971,463	$ 788,196
Series 2013-2, Class A
4.95%, due 1/15/23	1,655,365	1,638,474
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,130,000	1,862,720
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	1,851,417	1,475,067
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,011,946	1,724,759
Series 2020-1, Class A1
1.69%, due 7/15/60	1,333,139	1,171,989
Series 2021-1A, Class B1
1.98%, due 3/15/61	1,949,672	1,637,440
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	25,638	25,470
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	2,262,900	1,679,970
Series 2019-1A, Class A23
4.352%, due 5/20/49	311,370	274,097
FirstKey Homes Trust (a)
Series 2020-SFR2, Class A
1.266%, due 10/19/37	634,117	554,930
Series 2020-SFR1, Class A
1.339%, due 8/17/37	947,427	835,464
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,205,000	2,677,770
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,319,138	1,841,744
Navient Private Education Refi Loan Trust
Series 2020-HA, Class B
2.78%, due 1/15/69 (a)	2,580,000	2,006,833
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	2,500,000	2,094,658
Series 2021-1, Class B1
2.41%, due 10/20/61	1,240,000	1,004,281
PFS Financing Corp.
Series 2022-D, Class A
4.27%, due 8/15/27 (a)	965,000	920,067

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Progress Residential
Series 2021-SFR1, Class B
1.303%, due 4/17/38 (a)	$ 800,000	$ 672,205
Progress Residential Trust
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,215,000	1,034,496
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	2,416,738	1,764,069
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,575,234	1,519,908
		31,280,768
Total Asset-Backed Securities (Cost $57,752,312)		49,624,836
Corporate Bonds 40.4%
Aerospace & Defense 0.3%
Boeing Co. (The)
3.75%, due 2/1/50	770,000	492,674
Howmet Aerospace, Inc.
3.00%, due 1/15/29	890,000	740,818
		1,233,492
Agriculture 0.8%
Altria Group, Inc.
2.45%, due 2/4/32	1,850,000	1,314,716
4.80%, due 2/14/29	285,000	262,365
BAT Capital Corp.
3.734%, due 9/25/40	1,800,000	1,133,243
BAT International Finance plc
4.448%, due 3/16/28	945,000	836,975
		3,547,299
Airlines 1.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,445,000	1,376,105
5.75%, due 4/20/29	860,000	782,600
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,115,000	1,086,497
4.75%, due 10/20/28	1,855,000	1,725,681
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,710,000	1,690,514
		6,661,397
	Principal Amount	Value

Auto Manufacturers 2.0%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	$ 1,450,000	$ 1,311,525
4.125%, due 8/17/27	1,445,000	1,283,232
General Motors Co.
5.60%, due 10/15/32	410,000	372,105
General Motors Financial Co., Inc.
2.70%, due 6/10/31	1,600,000	1,190,553
4.30%, due 4/6/29	940,000	825,605
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,015,000	906,255
1.85%, due 9/16/26	2,915,000	2,286,957
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (a)(b)	645,000	585,359
		8,761,591
Banks 14.8%
Banco Santander SA
5.294%, due 8/18/27	1,400,000	1,291,080
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,110,000	898,220
2.496%, due 2/13/31 (c)	1,755,000	1,378,848
2.687%, due 4/22/32 (c)	305,000	235,720
3.419%, due 12/20/28 (c)	283,000	249,821
3.593%, due 7/21/28 (c)	1,385,000	1,243,820
3.705%, due 4/24/28 (c)	1,275,000	1,153,428
4.25%, due 10/22/26	1,550,000	1,464,106
Series MM
4.30%, due 1/28/25 (c)(d)	1,045,000	864,999
Barclays plc (d)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,405,000	1,596,221
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	625,000	559,909
BNP Paribas SA (a)(d)(e)
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31	2,135,000	1,475,819
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29	640,000	603,415
Citigroup, Inc.
2.52%, due 11/3/32 (c)	915,000	684,552
3.887%, due 1/10/28 (c)	2,099,000	1,921,573

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. (continued)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)(e)	$ 870,000	$ 679,553
5.30%, due 5/6/44	1,474,000	1,242,132
Citizens Bank NA
6.064%, due 10/24/25 (c)	860,000	866,125
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(d)(e)	2,030,000	1,457,701
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(c)	2,070,000	1,419,790
Deutsche Bank AG
3.035%, due 5/28/32 (c)	890,000	626,002
4.276% (SOFR + 1.219%), due 11/16/27 (e)	1,515,000	1,303,036
First Horizon Bank
5.75%, due 5/1/30	1,606,000	1,532,036
First Horizon Corp.
4.00%, due 5/26/25	2,320,000	2,221,539
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,305,000	1,108,768
1.992%, due 1/27/32 (c)	1,460,000	1,065,320
2.615%, due 4/22/32 (c)	1,010,000	770,391
6.75%, due 10/1/37	1,385,000	1,369,342
HSBC Holdings plc (c)
3.973%, due 5/22/30	1,265,000	1,042,742
7.336%, due 11/3/26	715,000	716,979
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	1,030,000	871,291
3.782%, due 2/1/28 (c)	1,565,000	1,429,698
4.005%, due 4/23/29 (c)	2,405,000	2,167,760
4.246% (SOFR + 1.18%), due 2/24/28 (e)	1,590,000	1,539,613
Series HH
4.60%, due 2/1/25 (c)(d)	857,000	764,787
Lloyds Banking Group plc
4.582%, due 12/10/25	2,643,000	2,422,472
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (e)	680,000	581,801
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	1,770,000	1,305,981
	Principal Amount	Value

Banks (continued)
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (e)	$ 1,030,000	$ 856,588
Morgan Stanley
2.484%, due 9/16/36 (c)	2,195,000	1,554,022
2.511%, due 10/20/32 (c)	510,000	383,973
3.591%, due 7/22/28 (c)	1,255,000	1,124,825
5.00%, due 11/24/25	1,940,000	1,935,490
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (e)	1,985,000	1,685,357
Societe Generale SA (a)(e)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	1,440,000	1,055,603
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (d)	1,585,000	1,218,072
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (d)	1,515,000	1,097,393
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (d)(e)	1,285,000	899,238
UBS Group AG (a)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	1,520,000	1,055,868
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	770,000	705,619
Wachovia Corp.
5.50%, due 8/1/35	735,000	668,756
Wells Fargo & Co. (c)
2.879%, due 10/30/30	1,455,000	1,193,774
3.526%, due 3/24/28	1,430,000	1,287,649
4.897%, due 7/25/33	700,000	640,462
Wells Fargo Bank NA
5.85%, due 2/1/37	335,000	318,317
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (e)	2,538,000	1,795,524
		63,602,920
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.1%
Cemex SAB de CV
7.375%, due 6/5/27 (a)	$ 650,000	$ 643,500
Chemicals 0.6%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,135,000	985,475
Huntsman International LLC
4.50%, due 5/1/29	1,964,000	1,710,625
		2,696,100
Commercial Services 0.4%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	865,000	759,505
California Institute of Technology
3.65%, due 9/1/19	772,000	457,248
Carriage Services, Inc.
4.25%, due 5/15/29 (a)	515,000	396,334
		1,613,087
Computers 1.1%
Dell International LLC
3.375%, due 12/15/41 (a)	1,450,000	899,897
4.90%, due 10/1/26	1,912,000	1,835,198
5.30%, due 10/1/29	765,000	716,181
8.10%, due 7/15/36	570,000	603,834
NCR Corp. (a)
5.00%, due 10/1/28	603,000	506,701
6.125%, due 9/1/29	380,000	362,173
		4,923,984
Diversified Financial Services 3.1%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	1,942,225
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(d)(e)	2,665,000	1,993,017
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (d)(e)	1,005,000	675,862
8.00%, due 11/1/31	1,205,000	1,235,861
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,330,000	1,110,911
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	1,385,000	1,135,537
	Principal Amount	Value

Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (a) (continued)
3.25%, due 2/15/27	$ 1,740,000	$ 1,421,527
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	1,150,000	1,006,250
Capital One Financial Corp.
5.247%, due 7/26/30 (c)	685,000	627,621
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,415,000	1,385,207
OneMain Finance Corp.
3.50%, due 1/15/27	1,145,000	938,458
		13,472,476
Electric 3.1%
AEP Texas, Inc.
4.70%, due 5/15/32	915,000	832,899
Alabama Power Co.
3.00%, due 3/15/52	1,325,000	834,314
Arizona Public Service Co.
2.20%, due 12/15/31	1,765,000	1,301,462
3.35%, due 5/15/50	1,625,000	1,007,695
Calpine Corp.
5.125%, due 3/15/28 (a)	1,125,000	997,441
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	990,000	873,806
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (d)(e)	2,440,000	1,976,400
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	830,000	840,018
Nevada Power Co.
Series GG
5.90%, due 5/1/53	415,000	409,674
NSTAR Electric Co.
4.95%, due 9/15/52	450,000	402,639
Ohio Power Co.
Series R
2.90%, due 10/1/51	900,000	537,342
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,235,000	1,363,319
Southern California Edison Co.
4.00%, due 4/1/47	1,235,000	881,045
Southwestern Electric Power Co.
3.25%, due 11/1/51	1,060,000	654,628

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Wisconsin Electric Power Co.
4.75%, due 9/30/32	$ 495,000	$ 470,741
		13,383,423
Entertainment 0.2%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32 (a)	1,045,000	844,097
Environmental Control 0.2%
Waste Connections, Inc.
2.20%, due 1/15/32 (b)	985,000	757,836
Food 1.0%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	1,095,000	986,748
Kraft Heinz Foods Co.
5.00%, due 7/15/35	731,000	671,137
MARB BondCo plc
3.95%, due 1/29/31 (a)	1,520,000	1,125,849
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	1,190,000	1,075,885
5.20%, due 4/1/29	580,000	534,822
		4,394,441
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,820,000	1,364,678
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	835,000	700,576
		2,065,254
Home Builders 0.4%
Lennar Corp.
4.75%, due 11/29/27	331,000	306,099
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	375,000	303,292
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,343,000	1,090,490
		1,699,881
Insurance 1.0%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,605,000	1,319,929
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	2,210,000	1,421,229
	Principal Amount	Value

Insurance (continued)
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(e)	$ 540,000	$ 429,405
Willis North America, Inc.
2.95%, due 9/15/29	1,165,000	942,606
		4,113,169
Internet 0.2%
Expedia Group, Inc.
3.25%, due 2/15/30	1,040,000	838,154
Lodging 0.2%
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,070,000	1,018,834
Media 0.2%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	885,000	713,531
Grupo Televisa SAB
5.25%, due 5/24/49	370,000	304,584
		1,018,115
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
4.64% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(e)	1,685,000	1,157,530
Oil & Gas 1.0%
Gazprom PJSC Via Gaz Capital SA
4.95%, due 2/6/28 (a)(f)	1,521,000	806,130
Marathon Petroleum Corp.
6.50%, due 3/1/41	1,605,000	1,563,062
Southwestern Energy Co.
4.75%, due 2/1/32	437,000	377,218
Valero Energy Corp.
6.625%, due 6/15/37	1,620,000	1,622,524
		4,368,934
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	2,000	1,879
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,201,000	1,146,936
		1,148,815
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.5%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	$ 2,533,000	$ 2,140,385
Pipelines 2.7%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,385,000	1,027,714
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,125,000	966,420
Energy Transfer LP
4.95%, due 6/15/28	582,000	542,095
5.35%, due 5/15/45	940,000	738,812
Enterprise Products Operating LLC
3.95%, due 1/31/60	760,000	504,744
4.20%, due 1/31/50	380,000	279,268
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,120,000	1,634,750
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	565,000	483,160
5.50%, due 10/15/30	440,000	396,968
5.625%, due 2/15/26	726,000	712,039
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	640,000	615,978
Sabine Pass Liquefaction LLC
5.875%, due 6/30/26	1,160,000	1,153,824
Targa Resources Corp.
4.20%, due 2/1/33	640,000	534,278
Western Midstream Operating LP
5.50%, due 2/1/50 (g)	1,240,000	965,316
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,400,000	896,249
		11,451,615
Real Estate 0.2%
Realogy Group LLC
5.25%, due 4/15/30 (a)(b)	1,145,000	793,966
Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	1,255,000	1,034,051
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,490,000	1,045,949
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	185,000	159,054
5.25%, due 7/15/30 (b)	1,240,000	1,069,888
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Office Properties Income Trust
2.40%, due 2/1/27	$ 2,025,000	$ 1,391,522
		4,700,464
Retail 1.2%
AutoNation, Inc.
4.75%, due 6/1/30	1,720,000	1,480,985
Nordstrom, Inc.
4.00%, due 3/15/27	368,000	311,999
4.25%, due 8/1/31	1,365,000	990,990
QVC, Inc.
4.375%, due 9/1/28	1,730,000	1,254,250
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,415,000	1,125,632
		5,163,856
Software 0.3%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32 (b)	505,000	475,339
MSCI, Inc.
3.25%, due 8/15/33 (a)(b)	805,000	622,304
Oracle Corp.
3.65%, due 3/25/41	595,000	402,934
		1,500,577
Telecommunications 1.1%
Altice France SA
5.125%, due 7/15/29 (a)	1,340,000	1,009,255
AT&T, Inc.
3.85%, due 6/1/60	1,262,000	832,514
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	2,346,881	2,313,759
T-Mobile US, Inc.
2.625%, due 2/15/29	450,000	371,985
		4,527,513
Total Corporate Bonds (Cost $212,825,585)		174,242,705
Foreign Government Bonds 2.5%
Brazil 0.2%
Brazil Government Bond
3.75%, due 9/12/31	765,000	628,569
Chile 0.6%
Chile Government Bond
2.55%, due 7/27/33 (b)	1,135,000	843,961

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Chile (continued)
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 2,115,000	$ 1,643,905
		2,487,866
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	1,485,000	985,522
Mexico 1.5%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,725,000	1,941,562
Mexico Government Bond
3.75%, due 4/19/71	2,130,000	1,231,787
Petroleos Mexicanos
6.50%, due 3/13/27	2,730,000	2,393,939
6.75%, due 9/21/47	1,635,000	984,729
		6,552,017
Total Foreign Government Bonds (Cost $14,767,925)		10,653,974
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP
First Lien Second Refinancing Term Loan
7.754% (1 Month LIBOR + 4.00%), due 11/2/27 (e)	602,434	555,746
Total Loan Assignments (Cost $598,094)		555,746
Mortgage-Backed Securities 25.0%
Agency (Collateralized Mortgage Obligations) 7.3%
FHLMC
REMIC, Series 5200, Class SA
0.503% (SOFR 30A + 3.50%), due 2/25/52 (e)(h)	2,074,248	59,650
REMIC, Series 5021, Class SA
0.553% (SOFR 30A + 3.55%), due 10/25/50 (e)(h)	2,443,279	83,504
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	571,119	431,173
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	1,344,741	1,199,631
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,351,537	223,517
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	$ 1,497,437	$ 242,616
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,148,219	176,804
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,396,700	172,334
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	552,125	400,099
Series 311, Class S1
2.538% (1 Month LIBOR + 5.95%), due 8/15/43 (e)(h)	1,616,614	141,812
Series 358
3.50%, due 10/15/47 (h)	273,794	45,695
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (e)(h)	8,659,035	123,971
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (e)(h)	1,026,988	4,231
REMIC, Series 2020-49, Class PB
1.75%, due 7/25/50	435,331	338,649
REMIC, Series 2021-40, Class SI
2.364% (1 Month LIBOR + 5.95%), due 9/25/47 (e)(h)	2,022,854	177,193
REMIC, Series 2016-57, Class SN
2.464% (1 Month LIBOR + 6.05%), due 6/25/46 (e)(h)	1,663,041	155,829
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	6,645,882	870,071
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,070,654	163,014
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	719,652	110,077
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	499,201	62,266
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	2,145,260	1,907,921
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	8,003,263	1,296,461
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,275,520	1,132,283
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,074,750	479,505
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,647,287	1,501,409
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	$ 1,914,591	$ 384,630
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (e)(h)	2,279,225	6,001
Series 2020-5, Class AS
(zero coupon) (1 Month LIBOR + 2.82%), due 1/20/50 (e)(h)	1,188,302	5,696
Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (e)(h)	5,990,249	26,404
Series 2021-122, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 7/20/51 (e)(h)	2,811,108	24,098
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (e)(h)	14,073,094	39,554
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (e)(h)	4,775,202	47,187
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (e)(h)	24,442,513	236,217
Series 2022-6, Class AS
0.22% (SOFR 30A + 3.14%), due 1/20/52 (e)(h)	564,121	8,165
Series 2021-158, Class SB
0.78% (SOFR 30A + 3.70%), due 9/20/51 (e)(h)	2,933,312	124,691
Series 2020-115, Class YA
1.00%, due 8/20/50	1,419,610	1,072,192
Series 2020-129, Class AG
1.00%, due 9/20/50	1,983,911	1,477,143
Series 2020-166, Class CA
1.00%, due 11/20/50	1,006,847	754,533
Series 2022-34, Class HS
1.18% (SOFR 30A + 4.10%), due 2/20/52 (e)(h)	4,641,819	165,089
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (e)(h)	2,885,362	331,962
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,328,425	140,796
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	3,479,970	378,835
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	$ 490,635	$ 69,446
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	608,906	80,078
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	8,410,063	1,043,833
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (e)	2,426,242	2,028,968
Series 2022-83
2.50%, due 11/20/51 (h)	1,169,901	155,012
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	3,155,111	461,203
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	6,457,750	983,639
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (e)	647,305	568,144
Series 2021-122, Class FA
3.00% (SOFR 30A + 0.40%), due 7/20/51 (e)	1,488,799	1,252,932
Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	1,387,690	204,186
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	8,137,153	1,337,587
Series 2022-10, Class NF
3.00% (SOFR 30A + 0.50%), due 1/20/52 (e)	692,542	603,496
Series 2021-125, Class AF
3.17% (SOFR 30A + 0.25%), due 7/20/51 (e)	1,462,748	1,294,863
Series 2021-96, Class FG
3.22% (SOFR 30A + 0.30%), due 6/20/51 (e)	1,523,338	1,343,693
Series 2022-6, Class CF
3.28% (SOFR 30A + 0.36%), due 1/20/52 (e)	564,121	503,518
Series 2019-136, Class YF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (e)	1,102,207	963,631
Series 2019-145, Class LF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (e)	1,318,429	1,147,105
Series 2020-5, Class AF
3.50% (1 Month LIBOR + 0.68%), due 1/20/50 (e)	591,533	512,765
		31,277,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.0%
BAMLL Commercial Mortgage Securities Trust (a)(e)
Series 2022-DKLX, Class D
6.376% (1 Month SOFR + 3.00%), due 1/15/39	$ 400,000	$ 373,366
Series 2022-DKLX, Class F
8.333% (1 Month SOFR + 4.957%), due 1/15/39	800,000	735,911
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
3.931% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(e)	23,988	21,929
BX Commercial Mortgage Trust (a)
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (i)	1,975,000	1,428,336
Series 2021-VOLT, Class C
4.512% (1 Month LIBOR + 1.10%), due 9/15/36 (e)	1,485,000	1,369,795
Series 2021-ACNT, Class D
5.263% (1 Month LIBOR + 1.85%), due 11/15/38 (e)	2,285,000	2,146,810
Series 2021-VOLT, Class E
5.412% (1 Month LIBOR + 2.00%), due 9/15/36 (e)	2,400,000	2,206,322
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	2,209,000	1,745,415
Series 2019-OC11, Class E
3.944%, due 12/9/41 (i)	2,394,000	1,771,755
Series 2021-MFM1, Class A
4.112% (1 Month LIBOR + 0.70%), due 1/15/34 (e)	370,000	354,333
Series 2022-PSB, Class C
7.073% (1 Month SOFR + 3.697%), due 8/15/39 (e)	550,000	547,948
Series 2022-PSB, Class D
8.069% (1 Month SOFR + 4.693%), due 8/15/39 (e)	465,000	462,820
BXHPP Trust
Series 2021-FILM, Class B
4.312% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(e)	500,000	463,141
Commercial Mortgage Trust
Series 2013-CR8, Class A4
3.334%, due 6/10/46	46,238	45,880
Series 2013-CR9, Class B
4.29%, due 7/10/45 (a)(i)	2,380,000	2,289,396
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	$ 2,060,000	$ 1,604,132
Extended Stay America Trust (a)(e)
Series 2021-ESH, Class B
4.793% (1 Month LIBOR + 1.38%), due 7/15/38	117,143	111,130
Series 2021-ESH, Class C
5.113% (1 Month LIBOR + 1.70%), due 7/15/38	2,215,956	2,096,658
FREMF Mortgage Trust (a)(i)
Series 2019-K99, Class B
3.645%, due 10/25/52	215,000	185,568
Series 2017-K69, Class B
3.727%, due 10/25/49	370,000	333,841
Series 2019-K98, Class C
3.738%, due 10/25/52	1,200,000	1,025,248
Series 2015-K42, Class B
3.848%, due 1/25/48	400,000	383,315
Series 2017-K63, Class C
3.877%, due 2/25/50	1,725,000	1,560,907
Series 2019-K94, Class C
3.966%, due 7/25/52	970,000	832,954
Series 2019-K94, Class B
3.966%, due 7/25/52	1,560,000	1,374,443
Series 2018-K77, Class C
4.161%, due 5/25/51	1,375,000	1,234,898
Series 2018-K76, Class C
4.208%, due 6/25/51	2,508,000	2,260,212
Series 2018-K76, Class B
4.208%, due 6/25/51	630,000	577,243
Series 2018-K86, Class C
4.294%, due 11/25/51	1,105,000	985,154
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2021-2NU, Class A
1.974%, due 1/5/40	1,400,000	1,119,102
Series 2021-410T, Class A
2.287%, due 3/5/42	2,085,000	1,675,433
Multifamily Connecticut Avenue Securities Trust
Series 2019-01, Class M10
6.836% (1 Month LIBOR + 3.25%), due 10/25/49 (a)(e)	1,751,710	1,613,710
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,165,000	927,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SLG Office Trust
Series 2021-OVA, Class A
2.585%, due 7/15/41 (a)	$ 925,000	$ 719,364
SMRT
Series 2022-MINI, Class D
5.326% (1 Month SOFR + 1.95%), due 1/15/39 (a)(e)	1,050,000	976,638
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	2,730,000	2,641,735
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(i)	1,505,000	1,364,066
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	1,815,000	1,712,781
		43,279,643
Whole Loan (Collateralized Mortgage Obligations) 7.7%
Connecticut Avenue Securities Trust (a)(e)
Series 2020-R02, Class 2M2
5.586% (1 Month LIBOR + 2.00%), due 1/25/40	318,551	312,821
Series 2022-R04, Class 1M2
6.097% (SOFR 30A + 3.10%), due 3/25/42	900,000	842,776
FHLMC STACR REMIC Trust (a)(e)
Series 2022-DNA1, Class M1B
4.847% (SOFR 30A + 1.85%), due 1/25/42	1,345,000	1,207,136
Series 2020-DNA6, Class M2
4.997% (SOFR 30A + 2.00%), due 12/25/50	465,506	457,823
Series 2021-HQA2, Class M2
5.047% (SOFR 30A + 2.05%), due 12/25/33	1,575,000	1,387,230
Series 2021-HQA1, Class M2
5.247% (SOFR 30A + 2.25%), due 8/25/33	1,925,000	1,760,145
Series 2022-DNA2, Class M1B
5.397% (SOFR 30A + 2.40%), due 2/25/42	265,000	243,800
Series 2022-DNA3, Class M1B
5.897% (SOFR 30A + 2.90%), due 4/25/42	1,255,000	1,164,013
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(e) (continued)
Series 2021-HQA2, Class B1
6.147% (SOFR 30A + 3.15%), due 12/25/33	$ 855,000	$ 680,875
Series 2021-HQA3, Class B1
6.347% (SOFR 30A + 3.35%), due 9/25/41	2,980,000	2,547,118
FHLMC STACR Trust (a)(e)
Series 2018-DNA2, Class B1
7.286% (1 Month LIBOR + 3.70%), due 12/25/30	2,276,414	2,237,465
Series 2019-DNA2, Class B1
7.936% (1 Month LIBOR + 4.35%), due 3/25/49	2,925,000	2,924,999
Series 2019-DNA1, Class B1
8.236% (1 Month LIBOR + 4.65%), due 1/25/49	1,585,000	1,619,868
FNMA (e)
Series 2018-C01, Class 1B1
7.136% (1 Month LIBOR + 3.55%), due 7/25/30	2,730,000	2,721,568
Series 2017-C07, Class 1B1
7.586% (1 Month LIBOR + 4.00%), due 5/25/30	860,000	869,137
J.P. Morgan Mortgage Trust (a)(j)
Series 2021-LTV2, Class A1
2.519%, due 5/25/52	839,415	643,544
Series 2022-INV3, Class A3B
3.00%, due 9/25/52	1,090,086	874,751
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.359%, due 8/25/59 (i)	4,845,752	2,899,231
Series 2019-4A, Class B6
4.667%, due 12/25/58 (j)	4,460,370	2,619,889
Series 2019-2A, Class B6
4.891%, due 12/25/57 (j)	1,686,182	1,046,518
STACR Trust (a)(e)
Series 2018-HRP2, Class M3
5.986% (1 Month LIBOR + 2.40%), due 2/25/47	2,122,932	2,051,033
Series 2018-HRP2, Class B1
7.786% (1 Month LIBOR + 4.20%), due 2/25/47	2,290,000	2,222,396
		33,334,136
Total Mortgage-Backed Securities (Cost $119,499,832)		107,890,786

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies 17.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.4%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/44	$ 897,172	$ 815,011
3.50%, due 11/1/45	887,013	804,841
3.50%, due 3/1/46	1,626,422	1,477,467
4.00%, due 10/1/48	717,433	666,442
6.50%, due 4/1/37	33,443	35,268
FHLMC Gold Pools, Other
4.00%, due 6/1/42	1,005,865	936,819
UMBS, 30 Year
3.00%, due 3/1/52	1,483,915	1,268,219
3.00%, due 4/1/52	3,261,300	2,779,499
3.50%, due 7/1/52	1,948,211	1,714,215
		10,497,781
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.0%
FNMA, Other
4.00%, due 3/1/42	551,561	511,964
4.00%, due 1/1/43	1,027,518	954,029
6.00%, due 4/1/37	4,597	4,650
UMBS, 30 Year
2.50%, due 8/1/50	421,517	349,002
3.00%, due 12/1/47	175,637	152,524
3.00%, due 2/1/52	947,979	808,161
3.00%, due 3/1/52	1,215,356	1,036,050
3.00%, due 3/1/52	1,498,271	1,277,223
3.50%, due 12/1/44	735,790	667,014
3.50%, due 9/1/52	463,044	407,448
4.00%, due 6/1/52	1,964,109	1,787,769
4.00%, due 6/1/52	2,284,464	2,078,932
4.00%, due 7/1/52	1,163,869	1,059,373
5.50%, due 7/1/41	1,246,111	1,275,176
6.00%, due 7/1/39	251,073	257,837
6.50%, due 10/1/39	252,851	262,167
		12,889,319
United States Treasury Bonds 8.6%
U.S. Treasury Bonds
3.00%, due 8/15/52	24,870,000	19,915,430
3.375%, due 8/15/42	19,780,000	17,063,340
		36,978,770
	Principal Amount	Value

United States Treasury Inflation - Indexed Notes 0.1%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	$ 155,405	$ 139,077
0.875%, due 1/15/29	369,476	351,774
		490,851
United States Treasury Notes 3.7%
U.S. Treasury Notes
2.75%, due 8/15/32	5,075,000	4,541,332
4.00%, due 10/31/29	2,355,000	2,332,922
4.125%, due 10/31/27	4,105,000	4,083,513
4.375%, due 10/31/24	4,925,000	4,914,611
		15,872,378
Total U.S. Government & Federal Agencies (Cost $85,896,266)		76,729,099
Total Long-Term Bonds (Cost $491,340,014)		419,697,146

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	1	3
Total Common Stocks (Cost $0)		3
Short-Term Investments 2.3%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 2.905% (m)	8,161,650	8,161,650
Unaffiliated Investment Company 0.4%
Invesco Government & Agency Portfolio, 3.163% (m)(n)	1,826,403	1,826,403
Total Short-Term Investments (Cost $9,988,053)		9,988,053
Total Investments (Cost $501,328,067)	99.7%	429,685,202
Other Assets, Less Liabilities	0.3	1,451,895
Net Assets	100.0%	$ 431,137,097

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $1,762,860. The Fund received cash collateral with a value of $1,826,403. (See Note 2(J))
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(f)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $806,130, which represented 0.2% of the Fund’s net assets.(Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2022.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of October 31, 2022.
(n)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 23,661	$ 899,603	$ (915,102)	$ —	$ —	$ 8,162	$ 40	$ —	8,162
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	306	December 2022	$ 63,756,433	$ 62,541,140	$ (1,215,293)
U.S. Treasury 10 Year Notes	340	December 2022	39,451,657	37,601,875	(1,849,782)
U.S. Treasury 10 Year Ultra Bonds	188	December 2022	22,315,892	21,805,063	(510,829)
U.S. Treasury Long Bonds	38	December 2022	4,607,683	4,579,000	(28,683)
Total Long Contracts					(3,604,587)
Short Contracts
U.S. Treasury 5 Year Notes	(33)	December 2022	(3,552,529)	(3,517,594)	34,935
U.S. Treasury Ultra Bonds	(37)	December 2022	(4,929,764)	(4,723,281)	206,483
Total Short Contracts					241,418
Net Unrealized Depreciation					$ (3,363,169)

1.	As of October 31, 2022, cash in the amount of $1,474,200 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 49,624,836	$ —	$ 49,624,836
Corporate Bonds	—	174,242,705	—	174,242,705
Foreign Government Bonds	—	10,653,974	—	10,653,974
Loan Assignments	—	555,746	—	555,746
Mortgage-Backed Securities	—	107,890,786	—	107,890,786
U.S. Government & Federal Agencies	—	76,729,099	—	76,729,099
Total Long-Term Bonds	—	419,697,146	—	419,697,146
Common Stocks	3	—	—	3
Short-Term Investments
Affiliated Investment Company	8,161,650	—	—	8,161,650
Unaffiliated Investment Company	1,826,403	—	—	1,826,403
Total Short-Term Investments	9,988,053	—	—	9,988,053
Total Investments in Securities	9,988,056	419,697,146	—	429,685,202
Other Financial Instruments
Futures Contracts (b)	241,418	—	—	241,418
Total Investments in Securities and Other Financial Instruments	$ 10,229,474	$ 419,697,146	$ —	$ 429,926,620
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (3,604,587)	$ —	$ —	$ (3,604,587)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $493,166,417) including securities on loan of $1,762,860	$ 421,523,552
Investment in affiliated investment companies, at value (identified cost $8,161,650)	8,161,650
Cash	33,266
Cash denominated in foreign currencies (identified cost $133)	111
Cash collateral on deposit at broker for futures contracts	1,474,200
Receivables:
Interest	3,185,503
Investment securities sold	909,767
Fund shares sold	152,016
Securities lending	1,275
Other assets	41,018
Total assets	435,482,358
Liabilities
Cash collateral due to broker for TBA	37,533
Cash collateral received for securities on loan	1,826,403
Payables:
Investment securities purchased	1,566,541
Variation margin on futures contracts	418,196
Fund shares redeemed	159,592
Manager (See Note 3)	137,916
Transfer agent (See Note 3)	53,804
Shareholder communication	42,269
Professional fees	25,276
NYLIFE Distributors (See Note 3)	17,554
Custodian	12,648
Trustees	5,008
Accrued expenses	27,594
Distributions payable	14,927
Total liabilities	4,345,261
Net assets	$ 431,137,097
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 50,316
Additional paid-in-capital	531,285,733
531,336,049
Total distributable earnings (loss)	(100,198,952)
Net assets	$ 431,137,097
Class A
Net assets applicable to outstanding shares	$ 54,483,591
Shares of beneficial interest outstanding	6,359,029
Net asset value per share outstanding	$ 8.57
Maximum sales charge (4.50% of offering price)	0.40
Maximum offering price per share outstanding	$ 8.97
Investor Class
Net assets applicable to outstanding shares	$ 4,663,194
Shares of beneficial interest outstanding	540,987
Net asset value per share outstanding	$ 8.62
Maximum sales charge (4.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 8.98
Class B
Net assets applicable to outstanding shares	$ 606,458
Shares of beneficial interest outstanding	70,659
Net asset value and offering price per share outstanding	$ 8.58
Class C
Net assets applicable to outstanding shares	$ 4,480,291
Shares of beneficial interest outstanding	521,277
Net asset value and offering price per share outstanding	$ 8.59
Class I
Net assets applicable to outstanding shares	$ 94,121,810
Shares of beneficial interest outstanding	10,980,770
Net asset value and offering price per share outstanding	$ 8.57
Class R1
Net assets applicable to outstanding shares	$ 23,978
Shares of beneficial interest outstanding	2,799
Net asset value and offering price per share outstanding	$ 8.57
Class R2
Net assets applicable to outstanding shares	$ 27,160
Shares of beneficial interest outstanding	3,171
Net asset value and offering price per share outstanding	$ 8.57
Class R3
Net assets applicable to outstanding shares	$ 482,918
Shares of beneficial interest outstanding	56,377
Net asset value and offering price per share outstanding	$ 8.57
Class R6
Net assets applicable to outstanding shares	$272,227,274
Shares of beneficial interest outstanding	31,778,842
Net asset value and offering price per share outstanding	$ 8.57
SIMPLE Class
Net assets applicable to outstanding shares	$ 20,423
Shares of beneficial interest outstanding	2,370
Net asset value and offering price per share outstanding	$ 8.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 22,095,257
Securities lending, net	57,185
Dividends-affiliated	40,208
Total income	22,192,650
Expenses
Manager (See Note 3)	2,900,163
Distribution/Service—Class A (See Note 3)	176,685
Distribution/Service—Investor Class (See Note 3)	14,180
Distribution/Service—Class B (See Note 3)	8,353
Distribution/Service—Class C (See Note 3)	72,088
Distribution/Service—Class R2 (See Note 3)	76
Distribution/Service—Class R3 (See Note 3)	2,360
Distribution/Service—SIMPLE Class (See Note 3)	114
Transfer agent (See Note 3)	168,164
Registration	135,030
Professional fees	98,856
Custodian	58,579
Trustees	15,068
Shareholder communication	8,552
Shareholder service (See Note 3)	529
Miscellaneous	57,252
Total expenses before waiver/reimbursement	3,716,049
Expense waiver/reimbursement from Manager (See Note 3)	(270,463)
Net expenses	3,445,586
Net investment income (loss)	18,747,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(19,528,246)
Futures transactions	(155,261)
Foreign currency transactions	(2)
Net realized gain (loss)	(19,683,509)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(109,127,989)
Futures contracts	(4,252,280)
Translation of other assets and liabilities in foreign currencies	(18)
Net change in unrealized appreciation (depreciation)	(113,380,287)
Net realized and unrealized gain (loss)	(133,063,796)
Net increase (decrease) in net assets resulting from operations	$(114,316,732)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,747,064	$ 34,878,905
Net realized gain (loss)	(19,683,509)	24,110,893
Net change in unrealized appreciation (depreciation)	(113,380,287)	(27,632,885)
Net increase (decrease) in net assets resulting from operations	(114,316,732)	31,356,913
Distributions to shareholders:
Class A	(4,775,382)	(3,167,863)
Investor Class	(357,428)	(232,732)
Class B	(47,409)	(35,371)
Class C	(435,071)	(378,150)
Class I	(8,345,013)	(25,753,664)
Class R1	(1,751)	(1,022)
Class R2	(1,910)	(1,173)
Class R3	(28,420)	(10,661)
Class R6	(28,552,302)	(23,894,507)
SIMPLE Class	(1,336)	(723)
	(42,546,022)	(53,475,866)
Distributions to shareholders from return of capital:
Class A	(19,314)	—
Investor Class	(1,446)	—
Class B	(192)	—
Class C	(1,760)	—
Class I	(33,752)	—
Class R1	(7)	—
Class R2	(8)	—
Class R3	(115)	—
Class R6	(115,483)	—
SIMPLE Class	(5)	—
	(172,082)	—
Total distributions to shareholders	(42,718,104)	(53,475,866)
Capital share transactions:
Net proceeds from sales of shares	60,162,268	246,839,503
Net asset value of shares issued to shareholders in reinvestment of distributions	42,385,916	53,266,148
Cost of shares redeemed	(883,780,161)	(433,410,211)
Increase (decrease) in net assets derived from capital share transactions	(781,231,977)	(133,304,560)
Net increase (decrease) in net assets	(938,266,813)	(155,423,513)
	2022	2021
Net Assets
Beginning of year	$1,369,403,910	$1,524,827,423
End of year	$ 431,137,097	$1,369,403,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.29(a)	0.24(a)	0.24	0.27	0.25(a)
Net realized and unrealized gain (loss)	(2.26)	(0.03)	0.47	0.82	(0.54)
Total from investment operations	(1.97)	0.21	0.71	1.09	(0.29)
Less distributions:
From net investment income	(0.31)	(0.25)	(0.27)	(0.28)	(0.25)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.64)	(0.38)	(0.27)	(0.28)	(0.25)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Total investment return (b)	(18.43)%	1.86%	6.55%	10.88%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.14%	2.30%	2.63%	2.40%
Net expenses (c)	0.78%	0.83%	0.85%	0.88%	0.90%
Expenses (before waiver/reimbursement) (c)	0.83%	0.83%	0.85%	0.89%	0.90%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 54,484	$ 87,764	$ 92,997	$ 56,473	$ 44,527

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.24	$ 11.42	$ 10.97	$ 10.15	$ 10.70
Net investment income (loss)	0.26(a)	0.22(a)	0.24	0.26	0.24(a)
Net realized and unrealized gain (loss)	(2.27)	(0.04)	0.46	0.82	(0.56)
Total from investment operations	(2.01)	0.18	0.70	1.08	(0.32)
Less distributions:
From net investment income	(0.28)	(0.23)	(0.25)	(0.26)	(0.23)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.61)	(0.36)	(0.25)	(0.26)	(0.23)
Net asset value at end of year	$ 8.62	$ 11.24	$ 11.42	$ 10.97	$ 10.15
Total investment return (b)	(18.65)%	1.54%	6.40%	10.74%	(2.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.65%	1.93%	2.11%	2.46%	2.27%
Net expenses (c)	1.04%	1.04%	1.05%	1.05%	1.04%
Expenses (before waiver/reimbursement) (c)	1.09%	1.04%	1.05%	1.06%	1.05%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000's)	$ 4,663	$ 6,894	$ 7,558	$ 6,557	$ 5,514

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.20	$ 11.37	$ 10.92	$ 10.11	$ 10.65
Net investment income (loss)	0.19(a)	0.13(a)	0.18	0.20	0.16(a)
Net realized and unrealized gain (loss)	(2.28)	(0.03)	0.43	0.79	(0.55)
Total from investment operations	(2.09)	0.10	0.61	0.99	(0.39)
Less distributions:
From net investment income	(0.20)	(0.14)	(0.16)	(0.18)	(0.15)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.53)	(0.27)	(0.16)	(0.18)	(0.15)
Net asset value at end of year	$ 8.58	$ 11.20	$ 11.37	$ 10.92	$ 10.11
Total investment return (b)	(19.34)%	0.85%	5.64%	9.85%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.17%	1.36%	1.73%	1.51%
Net expenses (c)	1.79%	1.79%	1.80%	1.80%	1.79%
Expenses (before waiver/reimbursement) (c)	1.84%	1.79%	1.80%	1.81%	1.80%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 606	$ 1,087	$ 1,838	$ 2,515	$ 2,987

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.21	$ 11.38	$ 10.93	$ 10.12	$ 10.66
Net investment income (loss)	0.18(a)	0.13(a)	0.14	0.20	0.16(a)
Net realized and unrealized gain (loss)	(2.27)	(0.03)	0.47	0.79	(0.55)
Total from investment operations	(2.09)	0.10	0.61	0.99	(0.39)
Less distributions:
From net investment income	(0.20)	(0.14)	(0.16)	(0.18)	(0.15)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.53)	(0.27)	(0.16)	(0.18)	(0.15)
Net asset value at end of year	$ 8.59	$ 11.21	$ 11.38	$ 10.93	$ 10.12
Total investment return (b)	(19.32)%	0.85%	5.64%	9.84%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.17%	1.35%	1.74%	1.51%
Net expenses (c)	1.79%	1.79%	1.80%	1.80%	1.79%
Expenses (before waiver/reimbursement) (c)	1.84%	1.79%	1.80%	1.81%	1.80%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 4,480	$ 10,449	$ 18,434	$ 11,916	$ 14,837

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.36	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.30(a)	0.27(a)	0.29	0.31	0.28(a)
Net realized and unrealized gain (loss)	(2.25)	(0.04)	0.45	0.81	(0.54)
Total from investment operations	(1.95)	0.23	0.74	1.12	(0.26)
Less distributions:
From net investment income	(0.33)	(0.28)	(0.29)	(0.31)	(0.28)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.66)	(0.41)	(0.29)	(0.31)	(0.28)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.36	$ 10.91	$ 10.10
Total investment return (b)	(18.30)%	2.11%	6.91%	11.20%	(2.49)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%	2.39%	2.56%	2.93%	2.70%
Net expenses (c)	0.53%	0.58%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.58%	0.58%	0.60%	0.64%	0.65%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 94,122	$ 720,466	$ 686,829	$ 1,056,594	$ 1,016,022

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Net investment income (loss)	0.31(a)	0.26(a)	0.26	0.29	0.27(a)
Net realized and unrealized gain (loss)	(2.27)	(0.03)	0.47	0.80	(0.54)
Total from investment operations	(1.96)	0.23	0.73	1.09	(0.27)
Less distributions:
From net investment income	(0.32)	(0.27)	(0.28)	(0.29)	(0.27)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.65)	(0.40)	(0.28)	(0.29)	(0.27)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Total investment return (b)	(18.31)%	2.01%	6.81%	10.98%	(2.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	2.29%	2.47%	2.97%	2.61%
Net expenses (c)	0.61%	0.68%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.67%	0.68%	0.70%	0.74%	0.75%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 24	$ 29	$ 29	$ 27	$ 4,148

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.35	$ 10.90	$ 10.09	$ 10.63
Net investment income (loss)	0.28(a)	0.23(a)	0.25	0.27	0.24(a)
Net realized and unrealized gain (loss)	(2.26)	(0.03)	0.46	0.81	(0.54)
Total from investment operations	(1.98)	0.20	0.71	1.08	(0.30)
Less distributions:
From net investment income	(0.30)	(0.24)	(0.26)	(0.27)	(0.24)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.63)	(0.37)	(0.26)	(0.27)	(0.24)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.09
Total investment return (b)	(18.52)%	1.75%	6.54%	10.82%	(2.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.02%	2.21%	2.57%	2.35%
Net expenses (c)	0.87%	0.93%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.93%	0.93%	0.95%	0.99%	1.00%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 27	$ 33	$ 87	$ 81	$ 73

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Net investment income (loss)	0.26(a)	0.20(a)	0.22	0.24	0.22(a)
Net realized and unrealized gain (loss)	(2.27)	(0.03)	0.46	0.80	(0.54)
Total from investment operations	(2.01)	0.17	0.68	1.04	(0.32)
Less distributions:
From net investment income	(0.27)	(0.21)	(0.23)	(0.24)	(0.22)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.60)	(0.34)	(0.23)	(0.24)	(0.22)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Total investment return (b)	(18.71)%	1.50%	6.28%	10.44%	(3.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%	1.79%	1.96%	2.30%	2.15%
Net expenses (c)	1.11%	1.18%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement) (c)	1.17%	1.18%	1.20%	1.24%	1.24%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 483	$ 509	$ 329	$ 251	$ 173

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.31(a)	0.27(a)	0.28	0.30	0.29(a)
Net realized and unrealized gain (loss)	(2.26)	(0.02)	0.46	0.82	(0.54)
Total from investment operations	(1.95)	0.25	0.74	1.12	(0.25)
Less distributions:
From net investment income	(0.33)	(0.29)	(0.30)	(0.31)	(0.29)
From net realized gain on investments	(0.33)	(0.13)	—	—	—
Return of capital	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.66)	(0.42)	(0.30)	(0.31)	(0.29)
Net asset value at end of year	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Total investment return (b)	(18.20)%	2.16%	6.89%	11.27%	(2.42)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%	2.43%	2.61%	2.98%	2.81%
Net expenses (c)	0.50%	0.53%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.54%	0.53%	0.53%	0.53%	0.53%
Portfolio turnover rate	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of year (in 000’s)	$ 272,227	$ 542,147	$ 716,703	$ 185,733	$ 119,963

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 11.24	$ 11.41	$ 11.52*
Net investment income (loss)	0.24(a)	0.19(a)	0.03
Net realized and unrealized gain (loss)	(2.28)	(0.03)	(0.11)
Total from investment operations	(2.04)	0.16	(0.08)
Less distributions:
From net investment income	(0.25)	(0.20)	(0.03)
From net realized gain on investments	(0.33)	(0.13)	—
Return of capital	(0.00)‡	—	—
Total distributions	(0.58)	(0.33)	(0.03)
Net asset value at end of period	$ 8.62	$ 11.24	$ 11.41
Total investment return (b)	(18.85)%	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	1.69%	1.80%††
Net expenses (c)	1.28%	1.29%	1.26%††
Expenses (before waiver/reimbursement) (c)	1.33%	1.29%	1.26%††
Portfolio turnover rate	98%(d)	111%(d)	123%
Net assets at end of period (in 000’s)	$ 20	$ 25	$ 25

^	Inception date.
‡	Less than one cent per share.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 96% and 108% for the years ended October 31, 2022 and 2021 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1	June 29, 2012
Class R2	June 29, 2012
Class R3	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services;

36	MainStay MacKay Total Return Bond Fund

segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or
37

Notes to Financial Statements (continued)
otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies

38	MainStay MacKay Total Return Bond Fund

and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which
39

Notes to Financial Statements (continued)
could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund did not hold any unfunded commitments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected

40	MainStay MacKay Total Return Bond Fund

in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(N) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can
41

Notes to Financial Statements (continued)
be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$241,418	$241,418
Total Fair Value	$241,418	$241,418

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(3,604,587)	$(3,604,587)
Total Fair Value	$(3,604,587)	$(3,604,587)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(155,261)	$(155,261)
Total Net Realized Gain (Loss)	$(155,261)	$(155,261)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(4,252,280)	$(4,252,280)
Total Net Change in Unrealized Appreciation (Depreciation)	$(4,252,280)	$(4,252,280)

Average Notional Amount	Total
Futures Contracts Long	$143,744,240
Futures Contracts Short	$ (41,649,566)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.44% from $1 billion to $3 billion; and 0.43% in excess of $3 billion. During the year ended October 31, 2022, the effective management fee rate was 0.47% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $ 1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion.
Effective February 28, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.45% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and

42	MainStay MacKay Total Return Bond Fund

SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2022, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) did not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.60% for Class I shares. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. In addition, prior to February 28, 2022, New York Life Investments agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $2,900,163 and waived fees and/or reimbursed expenses in the amount of $270,463 and paid the Subadvisor fees in the amount of $1,316,175.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 27
Class R2	30
Class R3	472
43

Notes to Financial Statements (continued)
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $11,494 and $709, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the year ended October 31, 2022, of $101 and $830, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$33,362	$—
Investor Class	17,387	—
Class B	2,564	—
Class C	22,091	—
Class I	77,167	—
Class R1	12	—
Class R2	14	—
Class R3	205	—
Class R6	15,292	—
SIMPLE Class	70	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$357,705	0.4%
Class R1	23,903	99.7
Class R2	27,086	99.7
Class R3	25,035	5.2
Class R6	26,099	0.0‡
SIMPLE Class	20,376	99.8

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$501,814,634	$925,286	$(73,054,718)	$(72,129,432)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(27,959,308)	$(14,927)	$(72,224,717)	$(100,198,952)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral, mark to market on futures contracts, wash sale and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $27,956,211, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$20,222	$7,734

44	MainStay MacKay Total Return Bond Fund

During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$23,740,154	$53,475,866
Long-Term Capital Gains	18,805,868	—
Return of Capital	172,082	—
Total	$42,718,104	$53,475,866
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of U.S. government securities were $355,714 and $491,776, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $247,709 and $909,981, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	789,544	$ 8,073,585
Shares issued to shareholders in reinvestment of distributions	437,720	4,500,205
Shares redeemed	(2,750,861)	(27,384,604)
Net increase (decrease) in shares outstanding before conversion	(1,523,597)	(14,810,814)
Shares converted into Class A (See Note 1)	33,307	341,580
Net increase (decrease)	(1,490,290)	$ (14,469,234)
Year ended October 31, 2021:
Shares sold	2,260,020	$ 25,590,021
Shares issued to shareholders in reinvestment of distributions	263,448	2,981,303
Shares redeemed	(3,060,427)	(34,411,605)
Net increase (decrease) in shares outstanding before conversion	(536,959)	(5,840,281)
Shares converted into Class A (See Note 1)	194,947	2,182,908
Net increase (decrease)	(342,012)	$ (3,657,373)

45

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	18,401	$ 187,043
Shares issued to shareholders in reinvestment of distributions	34,395	355,385
Shares redeemed	(116,449)	(1,174,918)
Net increase (decrease) in shares outstanding before conversion	(63,653)	(632,490)
Shares converted into Investor Class (See Note 1)	11,696	117,451
Shares converted from Investor Class (See Note 1)	(20,166)	(213,878)
Net increase (decrease)	(72,123)	$ (728,917)
Year ended October 31, 2021:
Shares sold	75,590	$ 859,257
Shares issued to shareholders in reinvestment of distributions	19,814	225,480
Shares redeemed	(108,873)	(1,235,375)
Net increase (decrease) in shares outstanding before conversion	(13,469)	(150,638)
Shares converted into Investor Class (See Note 1)	61,170	687,297
Shares converted from Investor Class (See Note 1)	(96,625)	(1,096,170)
Net increase (decrease)	(48,924)	$ (559,511)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	215	$ 2,273
Shares issued to shareholders in reinvestment of distributions	4,337	45,048
Shares redeemed	(21,775)	(214,657)
Net increase (decrease) in shares outstanding before conversion	(17,223)	(167,336)
Shares converted from Class B (See Note 1)	(9,185)	(91,192)
Net increase (decrease)	(26,408)	$ (258,528)
Year ended October 31, 2021:
Shares sold	11,728	$ 132,191
Shares issued to shareholders in reinvestment of distributions	2,964	33,697
Shares redeemed	(55,906)	(630,652)
Net increase (decrease) in shares outstanding before conversion	(41,214)	(464,764)
Shares converted from Class B (See Note 1)	(23,433)	(266,870)
Net increase (decrease)	(64,647)	$ (731,634)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	43,235	$ 437,164
Shares issued to shareholders in reinvestment of distributions	41,654	435,954
Shares redeemed	(476,819)	(4,733,579)
Net increase (decrease) in shares outstanding before conversion	(391,930)	(3,860,461)
Shares converted from Class C (See Note 1)	(18,813)	(184,493)
Net increase (decrease)	(410,743)	$ (4,044,954)
Year ended October 31, 2021:
Shares sold	148,429	$ 1,693,193
Shares issued to shareholders in reinvestment of distributions	33,112	377,071
Shares redeemed	(738,618)	(8,285,459)
Net increase (decrease) in shares outstanding before conversion	(557,077)	(6,215,195)
Shares converted from Class C (See Note 1)	(130,752)	(1,452,114)
Net increase (decrease)	(687,829)	$ (7,667,309)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,135,672	$ 21,568,533
Shares issued to shareholders in reinvestment of distributions	815,917	8,370,485
Shares redeemed	(56,387,869)	(623,435,691)
Net increase (decrease) in shares outstanding before conversion	(53,436,280)	(593,496,673)
Shares converted into Class I (See Note 1)	3,262	30,532
Net increase (decrease)	(53,433,018)	$(593,466,141)
Year ended October 31, 2021:
Shares sold	12,093,691	$ 136,796,966
Shares issued to shareholders in reinvestment of distributions	2,275,535	25,746,253
Shares redeemed	(10,428,368)	(118,152,762)
Net increase (decrease)	3,940,858	$ 44,390,457

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	173	$ 1,758
Net increase (decrease)	173	$ 1,758
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	90	$ 1,021
Net increase (decrease)	90	$ 1,021

46	MainStay MacKay Total Return Bond Fund

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	188	$ 1,917
Net increase (decrease)	188	$ 1,917
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	104	$ 1,173
Net increase (decrease) in shares outstanding before conversion	104	1,173
Shares converted from Class R2 (See Note 1)	(4,762)	(55,051)
Net increase (decrease)	(4,658)	$ (53,878)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	12,519	$ 120,023
Shares issued to shareholders in reinvestment of distributions	591	6,037
Shares redeemed	(2,289)	(23,247)
Net increase (decrease)	10,821	$ 102,813
Year ended October 31, 2021:
Shares sold	24,213	$ 274,076
Shares issued to shareholders in reinvestment of distributions	434	4,920
Shares redeemed	(8,055)	(90,866)
Net increase (decrease)	16,592	$ 188,130

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,239,611	$ 29,773,647
Shares issued to shareholders in reinvestment of distributions	2,775,072	28,667,785
Shares redeemed	(22,728,520)	(226,813,465)
Net increase (decrease)	(16,713,837)	$(168,372,033)
Year ended October 31, 2021:
Shares sold	7,210,759	$ 81,493,799
Shares issued to shareholders in reinvestment of distributions	2,110,987	23,894,507
Shares redeemed	(23,956,446)	(270,603,492)
Net increase (decrease)	(14,634,700)	$(165,215,186)

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	130	$ 1,342
Net increase (decrease)	130	$ 1,342
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	63	$ 723
Net increase (decrease)	63	$ 723
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Total Return Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
48	MainStay MacKay Total Return Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $18,806,210 as long term capital gain distributions.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
50	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
52	MainStay MacKay Total Return Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013953.2MS229-22	MSTRB11-12/22
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.0% Initial Sales Charge	With sales charges	1/2/2004	-7.02%	0.12%	0.73%	0.77%
		Excluding sales charges		-6.08	0.73	1.03	0.77
Investor Class Shares[2,3]	Maximum 0.5% Initial Sales Charge	With sales charges	2/28/2008	-6.75	-0.09	0.52	1.29
		Excluding sales charges		-6.28	0.52	0.83	1.29
Class I Shares	No Sales Charge		1/2/1991	-5.74	1.04	1.36	0.52
SIMPLE Class Shares	No Sales Charge		8/31/2020	-6.49	N/A	-3.05	1.54

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.0%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.0%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[1]	-4.88%	0.68%	0.79%
Morningstar U.S. Fund Short-Term Bond Category Average[2]	-6.81	0.42	0.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.
2.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$976.20	$3.89	$1,021.27	$3.97	0.78%
Investor Class Shares	$1,000.00	$975.70	$4.58	$1,020.57	$4.69	0.92%
Class I Shares	$1,000.00	$978.10	$1.99	$1,023.19	$2.04	0.40%
SIMPLE Class Shares	$1,000.00	$974.40	$5.82	$1,019.31	$5.96	1.17%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-4.375%, due 6/30/23–8/15/32
2.	FHLB, 4.00%-5.00%, due 5/26/27–9/14/27
3.	Morgan Stanley, 3.62%-6.138%, due 4/17/25–4/20/28
4.	Bank of America Corp., 4.20%-4.948%, due 8/26/24–7/22/28
5.	Voya CLO Ltd., 5.393 - 7.492%, due 4/15/31–10/20/34
6.	FHLMC, Multifamily Structured Pass-Through Certificates, 1.038%-1.691%, due 3/25/30–10/25/30
7.	Avis Budget Rental Car Funding AESOP LLC, 2.97%-3.70%, due 3/20/24–9/20/24
8.	Commercial Mortgage Trust, 2.987%, due 4/12/35
9.	Pacific Gas and Electric Co., 3.25%-5.45%, due 2/16/24–3/1/29
10.	NextEra Energy Capital Holdings, Inc., 3.47%, due 11/3/23

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Short Term Bond Fund returned −5.74%, underperforming the −4.88% return of the Fund’s benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Index”). Over the same period, Class I shares outperformed the −6.81% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund held overweight positions in corporate securities, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 (OAS) on the Index tightened 11 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) ABS, both fixed rate and floating rate, was the worst-performing sector during the reporting period, followed by the corporate sector. Overweight positions relative to the Index in CMBS also detracted from performance during the reporting period. Underweight exposure relative to the Index in U.S. Treasury securities helped to increase performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund’s use of derivatives was limited to interest rate derivatives in order to keep the duration3 of the Fund in line with the portfolio manager’s target. These interest rate derivatives had a positive impact on performance.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration shorter than that of the Index in the front end of the yield curve4 (0-2 year) and a longer duration than the Index in the longer end of the yield curve (5-10 year). This strategy helped increase the Fund’s performance as U.S. Federal Reserve (“Fed”) officials tightened monetary policy at the fastest pace since 2000 in order to reign in out-of-control inflation. As of October 31, 2022, the Fund’s duration was 1.88 years compared to a duration of 1.88 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the financial subsector, detracting from performance relative to the Index. Among industrials, performance in the automotive and technology subsectors were particularly weak, with bonds issued by Nissan Motor, Hyundai Capital, and VMware among the Fund’s worst performers. Within financials, the finance company and banking subsectors had the most negative impact on relative performance, particularly holdings in Citigroup, Credit Suisse Group, AerCap Ireland Capital and Aircastle. Among securitized products, ABS was the worst-performing sector. Within the floating-rate subcomponent of the ABS sector, AAA and AA-rated collateralized loan obligations detracted from relative performance.5 Within the fixed-rate subcomponent of the ABS sector, equipment, student loan and specialty finance securities detracted the most. In the CMBS sector, the Fund’s overweight position relative to the Index in the agency and non-agency subcomponents detracted from performance. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors slightly helped increase performance. Underweight exposure to the U.S. Treasury sector also helped increase performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included bonds issued by Pacific Gas and Electric, Intercontinental Exchange, Bank of America, Morgan Stanley and Capital One Financial. The largest reductions during the same period included bonds issued by Citigroup, Verizon Communications, NatWest Markets, Boeing and Humana.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

How did the Fund’s weightings change during the reporting period?
The Fund reduced its corporate credit allocation during the first quarter of 2022, particularly in the industrial subcomponent, in anticipation that the significant increase in rate volatility, due to the Fed’s removal of accommodation, would likely continue into the foreseeable future. As this environment would likely put upward pressure on credit spreads, the Fund subsequently reduced its allocation to the asset class in order to improve portfolio flexibility in uncertain times. During the period, the Fund also reduced its U.S. government agency exposure. Within the ABS sector, the Fund reduced its allocation to AAA and AA collateralized loan obligations in the first quarter of 2022 due to their relative outperformance versus other fixed income asset classes. Throughout the reporting period, as the Fund reduced its asset allocation in corporate credit and ABS, it increased the allocation to U.S. Treasury securities.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its most significantly overweight exposure relative to the Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in mortgage-backed securities and CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 96.1%
Asset-Backed Securities 13.0%
Automobile Asset-Backed Securities 4.0%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2017-2A, Class A
2.97%, due 3/20/24	$ 625,000	$ 621,907
Series 2018-1A, Class A
3.70%, due 9/20/24	750,000	738,687
Carvana Auto Receivables Trust
Series 2022-P3, Class A3
4.61%, due 11/10/27	500,000	484,902
Ford Credit Auto Owner Trust
Series 2018-2, Class A
3.47%, due 1/15/30 (a)	1,000,000	987,174
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A
3.06%, due 4/15/26	750,000	721,762
		3,554,432
Other Asset-Backed Securities 9.0%
Amur Equipment Finance Receivables XI LLC
Series 2022-2A, Class A2
5.30%, due 6/21/28 (a)	214,000	211,119
Apidos CLO XXX
Series XXXA, Class A2
5.794% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	500,000	470,289
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	438,319	395,431
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
5.643% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	500,000	464,899
College Avenue Student Loans LLC (a)
Series 2021-A, Class A2
1.60%, due 7/25/51	308,092	252,386
Series 2021-B, Class A2
1.76%, due 6/25/52	264,486	223,579
Cook Park CLO Ltd.
Series 2018-1A, Class B
5.479% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(b)	500,000	469,062
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A
1.80%, due 11/25/45 (a)	352,741	292,924
HINNT LLC
Series 2022-A, Class A
4.25%, due 5/15/41 (a)	415,380	393,927
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Marlin Receivables LLC
Series 2022-1A, Class A2
4.53%, due 9/20/25 (a)	$ 300,000	$ 294,502
MVW Owner Trust
Series 2017-1A, Class A
2.42%, due 12/20/34 (a)	27,319	26,627
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
5.874% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	500,000	475,279
NMEF Funding LLC
Series 2022-B, Class A2
6.07%, due 6/15/29 (a)	233,000	232,231
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	308,337	267,805
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
5.793% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	500,000	473,997
Romark CLO IV Ltd.
Series 2021-4A, Class A1
5.079% (3 Month LIBOR + 1.17%), due 7/10/34 (a)(b)	500,000	479,798
Tribute Rail LLC
Series 2022-1, Class A
4.76%, due 5/17/52 (a)	492,178	466,521
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	350,000	306,864
Vibrant CLO X Ltd.
Series 2018-10A, Class A1
5.443% (3 Month LIBOR + 1.20%), due 10/20/31 (a)(b)	500,000	484,068
Voya CLO Ltd. (a)(b)
Series 2021-2A, Class A
5.393% (3 Month LIBOR + 1.15%), due 10/20/34	500,000	477,418
Series 2019-1A, Class BR
5.629% (3 Month LIBOR + 1.55%), due 4/15/31	500,000	468,413
Series 2022-4A, Class A
6.342% (3 Month SOFR + 2.15%), due 10/20/33 (c)	250,000	249,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Voya CLO Ltd. (a)(b) (continued)
Series 2022-4A, Class B
7.492% (3 Month SOFR + 3.30%), due 10/20/33 (c)	$ 250,000	$ 250,000
		8,126,664
Total Asset-Backed Securities (Cost $12,303,960)		11,681,096
Corporate Bonds 31.2%
Auto Manufacturers 1.7%
American Honda Finance Corp.
0.55%, due 7/12/24	700,000	648,926
Ford Motor Credit Co. LLC
3.664%, due 9/8/24	600,000	568,743
General Motors Financial Co., Inc.
6.05%, due 10/10/25	325,000	322,244
		1,539,913
Banks 13.5%
Banco Santander SA
2.746%, due 5/28/25	200,000	181,411
5.294%, due 8/18/27	400,000	368,880
Bank of America Corp.
4.20%, due 8/26/24	700,000	684,521
4.827%, due 7/22/26 (d)	510,000	496,660
4.948%, due 7/22/28 (d)	315,000	300,456
Citigroup, Inc.
5.61%, due 9/29/26 (d)	320,000	315,760
Citizens Bank NA
6.064%, due 10/24/25 (d)	500,000	503,561
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(b)	310,000	286,740
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	455,000	455,031
HSBC Holdings plc
7.336%, due 11/3/26 (d)	655,000	656,813
Huntington National Bank (The)
4.008%, due 5/16/25 (d)	325,000	316,740
JPMorgan Chase & Co. (d)
1.561%, due 12/10/25	600,000	547,176
4.323%, due 4/26/28	395,000	367,426
	Principal Amount	Value

Banks (continued)
Lloyds Banking Group plc (b)
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24	$ 550,000	$ 533,343
4.716% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/11/26	230,000	217,615
M&T Bank Corp.
4.553%, due 8/16/28 (d)	250,000	235,280
Mizuho Financial Group, Inc.
5.414% (1 Year Treasury Constant Maturity Rate + 2.05%), due 9/13/28 (b)	215,000	207,298
Morgan Stanley (d)
3.62%, due 4/17/25	600,000	579,594
4.21%, due 4/20/28	310,000	287,028
4.679%, due 7/17/26	290,000	281,148
6.138%, due 10/16/26	640,000	641,925
Nordea Bank Abp
5.375%, due 9/22/27 (a)	325,000	313,167
Royal Bank of Canada
5.66%, due 10/25/24	360,000	360,665
Santander Holdings USA, Inc.
5.807%, due 9/9/26 (d)	150,000	145,272
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	450,000	418,331
Sumitomo Mitsui Financial Group, Inc.
2.696%, due 7/16/24	950,000	904,742
Swedbank AB
5.337%, due 9/20/27 (a)	290,000	275,978
Toronto-Dominion Bank (The)
4.285%, due 9/13/24	295,000	289,042
U.S. Bancorp
5.727%, due 10/21/26 (d)	480,000	481,331
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	275,000	229,962
Wells Fargo & Co.
4.54%, due 8/15/26 (d)	285,000	274,163
		12,157,059
Commercial Services 0.2%
PayPal Holdings, Inc.
3.90%, due 6/1/27	195,000	185,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 5.1%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	$ 890,000	$ 807,796
Air Lease Corp.
0.80%, due 8/18/24	650,000	591,877
Aircastle Ltd.
2.85%, due 1/26/28 (a)	217,000	163,776
American Express Co.
3.95%, due 8/1/25	800,000	768,468
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	212,738
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	305,000	304,375
Capital One Financial Corp. (d)
4.166%, due 5/9/25	500,000	480,508
4.985%, due 7/24/26	290,000	278,636
Intercontinental Exchange, Inc.
3.65%, due 5/23/25	670,000	648,264
4.00%, due 9/15/27	350,000	331,785
		4,588,223
Electric 5.9%
Duke Energy Corp.
4.30%, due 3/15/28	260,000	244,392
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	199,416
Eversource Energy
Series T
3.307% (SOFR + 0.25%), due 8/15/23 (b)	750,000	745,901
NextEra Energy Capital Holdings, Inc.
3.47% (SOFR + 0.40%), due 11/3/23 (b)	1,000,000	988,098
OGE Energy Corp.
0.703%, due 5/26/23	1,000,000	974,349
Pacific Gas and Electric Co.
3.25%, due 2/16/24	695,000	671,704
4.20%, due 3/1/29	161,000	139,696
5.45%, due 6/15/27	190,000	179,155
Southern California Edison Co.
1.10%, due 4/1/24	333,000	313,224
Series 20C
1.20%, due 2/1/26	240,000	209,940
Southern Co. (The)
5.15%, due 10/6/25	240,000	238,900
	Principal Amount	Value

Electric (continued)
Virginia Electric and Power Co.
Series B
3.75%, due 5/15/27	$ 410,000	$ 384,539
		5,289,314
Entertainment 0.8%
Warnermedia Holdings, Inc. (a)
3.428%, due 3/15/24	600,000	578,718
3.755%, due 3/15/27	160,000	142,333
		721,051
Food 0.1%
Nestle Holdings, Inc.
4.25%, due 10/1/29 (a)	150,000	143,576
Gas 0.4%
CenterPoint Energy Resources Corp.
0.70%, due 3/2/23	375,000	369,796
Insurance 0.2%
Corebridge Financial, Inc.
3.50%, due 4/4/25 (a)	200,000	188,485
Investment Companies 0.2%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	210,000	208,165
Iron & Steel 0.1%
Steel Dynamics, Inc.
2.40%, due 6/15/25	125,000	115,543
Media 1.3%
Charter Communications Operating LLC
4.50%, due 2/1/24	750,000	738,660
Discovery Communications LLC
3.80%, due 3/13/24	420,000	407,990
		1,146,650
Pipelines 1.5%
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	445,000	439,351
ONEOK, Inc.
5.85%, due 1/15/26	335,000	333,136
Plains All American Pipeline LP
3.85%, due 10/15/23	600,000	589,279
		1,361,766
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software 0.2%
Oracle Corp.
2.30%, due 3/25/28	$ 180,000	$ 150,572
Total Corporate Bonds (Cost $29,306,807)		28,165,353
Foreign Government Bond 0.4%
Supranational 0.4%
International Bank for Reconstruction & Development
0.85%, due 2/10/27	375,000	321,103
Total Foreign Government Bond (Cost $375,000)		321,103
Mortgage-Backed Securities 6.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.8%
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	500,000	467,375
Commercial Mortgage Trust
Series 2013-SFS, Class A2
2.987%, due 4/12/35 (a)(e)	1,100,000	1,079,086
FHLMC, Multifamily Structured Pass-Through Certificates (e)(f)
Series K120, Class X1
1.038%, due 10/25/30	9,215,724	559,425
Series K112, Class X1
1.432%, due 5/25/30	3,619,616	297,829
Series K108, Class X1
1.691%, due 3/25/30	5,796,682	552,174
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A
2.954%, due 11/5/34 (a)	500,000	464,058
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	500,000	456,560
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (a)	500,000	463,517
		4,340,024
Whole Loan (Collateralized Mortgage Obligations) 1.5%
COLT Mortgage Loan Trust
Series 2021-5, Class A1
1.726%, due 11/26/66 (a)(g)	444,709	363,870
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
GCAT Trust (a)
Series 2022-NQM3, Class A1
4.348%, due 4/25/67 (g)	$ 385,984	$ 351,632
Series 2022-NQM4, Class A1
5.269%, due 8/25/67 (h)	394,453	372,158
New Residential Mortgage Loan Trust
Series 2022-NQM4, Class A1
5.00%, due 6/25/62 (a)(h)	288,267	274,488
		1,362,148
Total Mortgage-Backed Securities (Cost $6,274,827)		5,702,172
U.S. Government & Federal Agencies 45.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.5%
FHLB
4.00%, due 5/26/27	650,000	620,735
4.50%, due 7/26/27	600,000	588,868
4.70%, due 6/30/27	650,000	645,096
5.00%, due 9/14/27	400,000	396,646
FHLMC
4.00%, due 5/27/27	350,000	340,643
4.05%, due 7/25/25	225,000	221,139
4.10%, due 8/12/24	325,000	321,033
UMBS, 20 Year
4.50%, due 8/1/42	989,428	938,824
		4,072,984
United States Treasury Notes 40.7%
U.S. Treasury Notes
0.125%, due 10/15/23	350,000	335,207
1.375%, due 9/30/23	1,990,000	1,933,332
2.625%, due 6/30/23	8,525,000	8,424,431
2.75%, due 8/15/32	4,200,000	3,758,344
3.875%, due 9/30/29	210,000	206,259
4.25%, due 9/30/24	11,775,000	11,715,205
4.25%, due 10/15/25	3,670,000	3,650,503
4.375%, due 10/31/24	6,685,000	6,670,899
		36,694,180
Total U.S. Government & Federal Agencies (Cost $41,363,294)		40,767,164
Total Long-Term Bonds (Cost $89,623,888)		86,636,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

	Shares	Value
Short-Term Investment 13.8%
Unaffiliated Investment Company 13.8%
JPMorgan U.S. Government Money Market Fund, IM Class, 2.832% (i)	12,399,434	$ 12,399,434
Total Short-Term Investment (Cost $12,399,434)		12,399,434
Total Investments (Cost $102,023,322)	109.9%	99,036,322
Other Assets, Less Liabilities	(9.9)	(8,886,409)
Net Assets	100.0%	$ 90,149,913

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2022.
(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(h)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(i)	Current yield as of October 31, 2022.
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	94	December 2022	$ 19,229,443	$ 19,211,984	$ (17,459)
Short Contracts
U.S. Treasury 5 Year Notes	(24)	December 2022	(2,581,905)	(2,558,250)	23,655
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Notes	(7)	December 2022	$ (772,362)	$ (774,156)	$ (1,794)
U.S. Treasury 10 Year Ultra Bonds	(39)	December 2022	(4,546,404)	(4,523,390)	23,014
U.S. Treasury Long Bonds	(2)	December 2022	(260,372)	(241,000)	19,372
Total Short Contracts					64,247
Net Unrealized Appreciation					$ 46,788

1.	As of October 31, 2022, cash in the amount of $169,310 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
CLO—Collateralized Loan Obligation
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 11,681,096	$ —	$ 11,681,096
Corporate Bonds	—	28,165,353	—	28,165,353
Foreign Government Bond	—	321,103	—	321,103
Mortgage-Backed Securities	—	5,702,172	—	5,702,172
U.S. Government & Federal Agencies	—	40,767,164	—	40,767,164
Total Long-Term Bonds	—	86,636,888	—	86,636,888
Short-Term Investment
Unaffiliated Investment Company	12,399,434	—	—	12,399,434
Total Investments in Securities	12,399,434	86,636,888	—	99,036,322
Other Financial Instruments
Futures Contracts (b)	66,041	—	—	66,041
Total Investments in Securities and Other Financial Instruments	$ 12,465,475	$ 86,636,888	$ —	$ 99,102,363
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (19,253)	$ —	$ —	$ (19,253)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $102,023,322)	$ 99,036,322
Cash	3,007,322
Cash collateral on deposit at broker for futures contracts	169,310
Receivables:
Investment securities sold	4,129,666
Fund shares sold	1,583,250
Interest	421,734
Variation margin on futures contracts	8,172
Other assets	32,444
Total assets	108,388,220
Liabilities
Payables:
Investment securities purchased	18,088,326
Fund shares redeemed	71,343
Transfer agent (See Note 3)	15,018
NYLIFE Distributors (See Note 3)	12,101
Shareholder communication	11,215
Custodian	10,119
Professional fees	9,802
Manager (See Note 3)	8,767
Accrued expenses	7,796
Distributions payable	3,820
Total liabilities	18,238,307
Net assets	$ 90,149,913
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 9,980
Additional paid-in-capital	96,033,623
96,043,603
Total distributable earnings (loss)	(5,893,690)
Net assets	$ 90,149,913
Class A
Net assets applicable to outstanding shares	$54,971,422
Shares of beneficial interest outstanding	6,088,816
Net asset value per share outstanding	$ 9.03
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.12
Investor Class
Net assets applicable to outstanding shares	$ 2,395,959
Shares of beneficial interest outstanding	263,602
Net asset value per share outstanding	$ 9.09
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.14
Class I
Net assets applicable to outstanding shares	$32,750,081
Shares of beneficial interest outstanding	3,623,927
Net asset value and offering price per share outstanding	$ 9.04
SIMPLE Class
Net assets applicable to outstanding shares	$ 32,451
Shares of beneficial interest outstanding	3,571
Net asset value and offering price per share outstanding	$ 9.09

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 1,696,577
Dividends	3,743
Total income	1,700,320
Expenses
Manager (See Note 3)	195,554
Distribution/Service—Class A (See Note 3)	142,762
Distribution/Service—Investor Class (See Note 3)	6,599
Distribution/Service—SIMPLE Class (See Note 3)	136
Transfer agent (See Note 3)	85,624
Registration	76,320
Professional fees	74,540
Custodian	42,223
Shareholder communication	12,177
Trustees	1,560
Miscellaneous	9,109
Total expenses before waiver/reimbursement	646,604
Expense waiver/reimbursement from Manager (See Note 3)	(112,251)
Net expenses	534,353
Net investment income (loss)	1,165,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,602,467)
Futures transactions	782,613
Net realized gain (loss)	(2,819,854)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,050,811)
Futures contracts	(70,208)
Net change in unrealized appreciation (depreciation)	(3,121,019)
Net realized and unrealized gain (loss)	(5,940,873)
Net increase (decrease) in net assets resulting from operations	$(4,774,906)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,165,967	$ 813,697
Net realized gain (loss)	(2,819,854)	226,851
Net change in unrealized appreciation (depreciation)	(3,121,019)	(623,886)
Net increase (decrease) in net assets resulting from operations	(4,774,906)	416,662
Distributions to shareholders:
Class A	(962,450)	(4,530,754)
Investor Class	(39,806)	(306,970)
Class I	(477,164)	(2,904,018)
SIMPLE Class	(375)	(2,239)
Total distributions to shareholders	(1,479,795)	(7,743,981)
Capital share transactions:
Net proceeds from sales of shares	60,298,526	102,736,580
Net asset value of shares issued to shareholders in reinvestment of distributions	1,347,322	7,660,736
Cost of shares redeemed	(74,124,094)	(74,370,352)
Increase (decrease) in net assets derived from capital share transactions	(12,478,246)	36,026,964
Net increase (decrease) in net assets	(18,732,947)	28,699,645
Net Assets
Beginning of year	108,882,860	80,183,215
End of year	$ 90,149,913	$108,882,860
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.78	$ 10.72	$ 10.91	$ 10.09	$ 10.66
Net investment income (loss)	0.14(a)	0.07(a)	0.15	0.27	0.24
Net realized and unrealized gain (loss)	(0.74)	(0.01)	0.05	0.82	(0.54)
Total from investment operations	(0.60)	0.06	0.20	1.09	(0.30)
Less distributions:
From net investment income	(0.13)	(0.08)	(0.17)	(0.27)	(0.24)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.15)	(1.00)	(0.39)	(0.27)	(0.27)
Net asset value at end of year	$ 9.03	$ 9.78	$ 10.72	$ 10.91	$ 10.09
Total investment return (b)	(6.08)%	0.59%	2.00%	10.77%	(2.82)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	0.70%	1.32%	2.50%	2.26%
Net expenses (c)	0.76%	0.72%	0.72%	0.60%	0.63%
Expenses (before waiver/reimbursement) (c)	0.88%	0.77%	0.75%	0.60%	0.63%
Portfolio turnover rate	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of year (in 000’s)	$ 54,971	$ 60,444	$ 43,452	$ 23,771	$ 17,506

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.85	$ 10.79	$ 10.97	$ 10.15	$ 10.71
Net investment income (loss)	0.12(a)	0.05(a)	0.13	0.23	0.21
Net realized and unrealized gain (loss)	(0.74)	—	0.06	0.82	(0.53)
Total from investment operations	(0.62)	0.05	0.19	1.05	(0.32)
Less distributions:
From net investment income	(0.12)	(0.07)	(0.15)	(0.23)	(0.21)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.14)	(0.99)	(0.37)	(0.23)	(0.24)
Net asset value at end of year	$ 9.09	$ 9.85	$ 10.79	$ 10.97	$ 10.15
Total investment return (b)	(6.28)%	0.44%	1.76%	10.46%	(2.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.51%	1.18%	2.18%	1.98%
Net expenses (c)	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.32%	1.29%	1.22%	1.12%	1.13%
Portfolio turnover rate	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of year (in 000's)	$ 2,396	$ 3,124	$ 3,376	$ 3,433	$ 2,850

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.79	$ 10.74	$ 10.92	$ 10.10	$ 10.67
Net investment income (loss)	0.16(a)	0.10(a)	0.25	0.29	0.25
Net realized and unrealized gain (loss)	(0.72)	(0.01)	(0.01)	0.82	(0.52)
Total from investment operations	(0.56)	0.09	0.24	1.11	(0.27)
Less distributions:
From net investment income	(0.17)	(0.12)	(0.20)	(0.29)	(0.27)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.19)	(1.04)	(0.42)	(0.29)	(0.30)
Net asset value at end of year	$ 9.04	$ 9.79	$ 10.74	$ 10.92	$ 10.10
Total investment return (b)	(5.74)%	0.87%	2.29%	11.14%	(2.57)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.02%	1.78%	2.77%	2.58%
Net expenses (c)	0.40%	0.40%	0.40%	0.35%	0.37%
Expenses (before waiver/reimbursement) (c)	0.60%	0.52%	0.48%	0.35%	0.37%
Portfolio turnover rate	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of year (in 000’s)	$ 32,750	$ 45,291	$ 33,330	$ 290,411	$ 285,216

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 9.85	$ 10.79	$ 10.82*
Net investment income (loss) (a)	0.11	0.03	0.01
Net realized and unrealized gain (loss)	(0.75)	(0.01)	(0.03)
Total from investment operations	(0.64)	0.02	(0.02)
Less distributions:
From net investment income	(0.10)	(0.04)	(0.01)
From net realized gain on investments	(0.02)	(0.92)	—
Total distributions	(0.12)	(0.96)	(0.01)
Net asset value at end of period	$ 9.09	$ 9.85	$ 10.79
Total investment return (b)	(6.49)%	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.27%	0.38%††
Net expenses (c)	1.17%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.56%	1.54%	1.55%††
Portfolio turnover rate	279%(d)	236%	299%(d)
Net assets at end of period (in 000’s)	$ 32	$ 25	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 271% and 298% for the year ended October 31, 2022 and 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

23

Notes to Financial Statements (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation

24	MainStay Short Term Bond Fund

Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
25

Notes to Financial Statements (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an

26	MainStay Short Term Bond Fund

amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portolio. These derivatives are not accounted for as hedging instruments.
27

Notes to Financial Statements (continued)
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$66,041	$66,041
Total Fair Value	$66,041	$66,041

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(19,253)	$(19,253)
Total Fair Value	$(19,253)	$(19,253)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$782,613	$782,613
Total Net Realized Gain (Loss)	$782,613	$782,613

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(70,208)	$(70,208)
Total Net Change in Unrealized Appreciation (Depreciation)	$(70,208)	$(70,208)

Average Notional Amount	Total
Futures Contracts Long	$ 15,942,556
Futures Contracts Short	$(11,995,313)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2022, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $195,554 and waived fees and/or reimbursed expenses in the amount of $112,251 and paid the Subadvisor fees of $41,651.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

28	MainStay Short Term Bond Fund

(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $938 and $71, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2022, of $13,037.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$54,560	$—
Investor Class	14,256	—
Class I	16,663	—
SIMPLE Class	145	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$23,324	71.9%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$102,044,733	$6,783	$(3,015,194)	$(3,008,411)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(2,881,459)	$(3,820)	$(3,008,411)	$(5,893,690)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts, cumulative bond amortization and wash sales adjustments. The other temporary differences are primarily due to dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising
29

Notes to Financial Statements (continued)
from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$35,951	$(35,951)
The reclassifications for the Fund are primarily due to distribution in excess of income.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $2,881,459, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,372	$1,510
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$1,203,524	$3,910,597
Long-Term Capital Gains	276,271	3,833,384
Total	$1,479,795	$7,743,981
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the
Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of U.S. government securities were $157,232 and $131,328, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $53,172 and $100,698, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:

30	MainStay Short Term Bond Fund

Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,689,130	$ 34,875,937
Shares issued to shareholders in reinvestment of distributions	102,112	953,061
Shares redeemed	(3,903,521)	(36,945,586)
Net increase (decrease) in shares outstanding before conversion	(112,279)	(1,116,588)
Shares converted into Class A (See Note 1)	21,538	200,420
Net increase (decrease)	(90,741)	$ (916,168)
Year ended October 31, 2021:
Shares sold	6,267,414	$ 62,326,081
Shares issued to shareholders in reinvestment of distributions	456,726	4,505,179
Shares redeemed	(4,664,488)	(46,192,645)
Net increase (decrease) in shares outstanding before conversion	2,059,652	20,638,615
Shares converted into Class A (See Note 1)	68,485	675,884
Shares converted from Class A (See Note 1)	(356)	(3,504)
Net increase (decrease)	2,127,781	$ 21,310,995

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	45,619	$ 432,794
Shares issued to shareholders in reinvestment of distributions	4,154	39,036
Shares redeemed	(81,996)	(788,606)
Net increase (decrease) in shares outstanding before conversion	(32,223)	(316,776)
Shares converted from Investor Class (See Note 1)	(21,390)	(200,420)
Net increase (decrease)	(53,613)	$ (517,196)
Year ended October 31, 2021:
Shares sold	115,111	$ 1,149,157
Shares issued to shareholders in reinvestment of distributions	30,321	301,216
Shares redeemed	(73,332)	(736,599)
Net increase (decrease) in shares outstanding before conversion	72,100	713,774
Shares converted into Investor Class (See Note 1)	354	3,504
Shares converted from Investor Class (See Note 1)	(68,020)	(675,884)
Net increase (decrease)	4,434	$ 41,394

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,731,378	$ 24,980,514
Shares issued to shareholders in reinvestment of distributions	38,073	354,850
Shares redeemed	(3,771,982)	(36,389,902)
Net increase (decrease)	(1,002,531)	$(11,054,538)
Year ended October 31, 2021:
Shares sold	3,953,859	$ 39,261,342
Shares issued to shareholders in reinvestment of distributions	288,798	2,852,102
Shares redeemed	(2,720,084)	(27,441,108)
Net increase (decrease)	1,522,573	$ 14,672,336

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	993	$ 9,281
Shares issued to shareholders in reinvestment of distributions	40	375
Net increase (decrease)	1,033	$ 9,656
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	225	$ 2,239
Net increase (decrease)	225	$ 2,239
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
31

Notes to Financial Statements (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay Short Term Bond Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Short Term Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
33

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $276,334 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $2,679 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 0.22% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Short Term Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay Short Term Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013897.2MS229-22	MSSTB11-12/22
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,007.40	$0.76	$1,024.45	$0.77	0.15%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of October 31, 2022 (Unaudited)
U.S. Treasury Debt	105.6%
Other Assets, Less Liabilities	-5.6
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Short-Term Investments 105.6%
U.S. Treasury Debt 105.6%
U.S. Treasury Bills (a)
0.000%, due 11/29/22	$ 75,000,000	$ 74,791,283
2.725%, due 11/1/22	206,688,000	206,688,000
2.832%, due 11/8/22	410,819,000	410,593,483
3.092%, due 11/15/22	410,125,000	409,633,092
3.326%, due 11/22/22	309,457,000	308,858,029
Total Short-Term Investments (Cost $1,410,563,887)	105.6%	1,410,563,887
Other Assets, Less Liabilities	(5.6)	(74,906,619)
Net Assets	100.0%	$ 1,335,657,268

†	Percentages indicated are based on Fund net assets.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 1,410,563,887	$ —	$ 1,410,563,887

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (amortized cost $1,410,563,887)	$1,410,563,887
Cash	65,277
Receivables:
Fund shares sold	1,675
Other assets	2,297
Total assets	1,410,633,136
Liabilities
Payables:
Investment securities purchased	74,791,283
Manager (See Note 3)	128,429
Professional fees	28,206
Shareholder communication	9,803
Custodian	6,012
Accrued expenses	12,135
Total liabilities	74,975,868
Net assets	$1,335,657,268
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,335,570
Additional paid-in-capital	1,334,332,158
1,335,667,728
Total distributable earnings (loss)	(10,460)
Net assets	$1,335,657,268
Class I
Net assets applicable to outstanding shares	$1,335,657,268
Shares of beneficial interest outstanding	1,335,569,637
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$10,745,372
Expenses
Manager (See Note 3)	1,550,746
Professional fees	131,403
Registration	94,841
Trustees	30,070
Custodian	24,051
Shareholder communication	3,466
Miscellaneous	33,975
Total expenses before waiver/reimbursement	1,868,552
Expense waiver/reimbursement from Manager (See Note 3)	(457,894)
Net expenses	1,410,658
Net investment income (loss)	9,334,714
Realized Gain (Loss)
Net realized gain (loss) on investments	(65,853)
Net increase (decrease) in net assets resulting from operations	$ 9,268,861
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,334,714	$ 129,779
Net realized gain (loss)	(65,853)	5,063
Net increase (decrease) in net assets resulting from operations	9,268,861	134,842
Distributions to shareholders	(9,334,713)	(129,740)
Capital share transactions:
Net proceeds from sales of shares	13,330,125,923	16,007,977,798
Net asset value of shares issued to shareholders in reinvestment of distributions	9,256,470	124,927
Cost of shares redeemed	(14,523,717,926)	(14,127,149,875)
Increase (decrease) in net assets derived from capital share transactions	(1,184,335,533)	1,880,952,850
Net increase (decrease) in net assets	(1,184,401,385)	1,880,957,952
Net Assets
Beginning of year	2,520,058,653	639,100,701
End of year	$ 1,335,657,268	$ 2,520,058,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Year Ended October 31,				July 2, 2018^ through October 31, 2018
Class I	2022	2021	2020	2019
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.01	0.00‡	0.01	0.02	0.01
Total from investment operations	0.01	0.00‡	0.01	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.01)	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.76%	0.01%	0.55%	2.14%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.01%	0.62%	2.11%	1.82%††
Net expenses	0.11%	0.03%	0.13%	0.15%	0.15%††
Expenses (before waiver/reimbursement)	0.14%	0.14%	0.13%	0.15%	0.16%††
Net assets at end of period (in 000’s)	$ 1,335,657	$ 2,520,059	$ 639,101	$ 914,477	$ 868,444

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from

11

Notes to Financial Statements (continued)
sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2022, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the
Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

12	MainStay U.S. Government Liquidity Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
13

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,550,746 and waived fees and/or reimbursed expenses in the amount of $457,894 and paid the Subadvisor fees of $775,457.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, the Fund did not record any transfer agent expenses.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$70,814	$(65,853)	$(15,421)	$—	$(10,460)
The other temporary differences are primarily due to amortization of organizational costs.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising

14	MainStay U.S. Government Liquidity Fund

from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,409	$(2,409)
The reclassifications for the Fund are primarily due to different book and tax treatment of excise taxes paid.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $65,853, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$66	$—
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$9,334,713	$129,740
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class I (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	13,330,125,923
Shares issued to shareholders in reinvestment of distributions	9,256,470
Shares redeemed	(14,523,717,926)
Net increase (decrease)	(1,184,335,533)
Year ended October 31, 2021:
Shares sold	16,007,977,798
Shares issued to shareholders in reinvestment of distributions	124,927
Shares redeemed	(14,127,149,875)
Net increase (decrease)	1,880,952,850
Note 7–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from July 2, 2018 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 2, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and the broker; when replies were not received from the broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
16	MainStay U.S. Government Liquidity Fund

Federal Income Tax Information
(Unaudited)
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
17

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
18	MainStay U.S. Government Liquidity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
19

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
20	MainStay U.S. Government Liquidity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.	MSUGL11a-12/22

MainStay WMC Growth Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/7/2006	-36.37%	5.27%	8.53%	1.02%
		Excluding sales charges		-32.66	6.47	9.15	1.02
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	1/18/2013	-36.22	4.98	7.82	1.40
		Excluding sales charges		-32.86	6.17	8.45	1.40
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1/18/2013	-35.90	5.12	7.64	2.15
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		-33.36	5.38	7.64	2.15
Class C Shares	Maximum 1% CDSC	With sales charges	1/18/2013	-33.88	5.37	7.63	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges		-33.37	5.37	7.63	2.15
Class I Shares	No Sales Charge		11/2/2009	-32.46	6.76	9.43	0.77
Class R2 Shares	No Sales Charge		1/18/2013	-32.74	6.36	8.59	1.12
Class R6 Shares	No Sales Charge		4/26/2021	-32.46	N/A	-18.28	0.72

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	-24.60%	12.59%	14.69%
Morningstar Large Growth Category Average[2]	-28.57	9.11	11.95

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$884.50	$5.08	$1,019.81	$ 5.45	1.07%
Investor Class Shares	$1,000.00	$883.20	$6.36	$1,018.45	$ 6.82	1.34%
Class B Shares	$1,000.00	$880.00	$9.95	$1,014.62	$10.66	2.10%
Class C Shares	$1,000.00	$879.90	$9.95	$1,014.62	$10.66	2.10%
Class I Shares	$1,000.00	$885.90	$3.57	$1,021.42	$ 3.82	0.75%
Class R2 Shares	$1,000.00	$884.00	$5.56	$1,019.31	$ 5.96	1.17%
Class R6 Shares	$1,000.00	$885.90	$3.52	$1,021.47	$ 3.77	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Software	16.4%
IT Services	13.3
Technology Hardware, Storage & Peripherals	9.5
Internet & Direct Marketing Retail	5.6
Interactive Media & Services	5.5
Health Care Equipment & Supplies	5.2
Semiconductors & Semiconductor Equipment	4.8
Health Care Providers & Services	4.6
Capital Markets	3.9
Life Sciences Tools & Services	3.7
Aerospace & Defense	2.8
Professional Services	2.6
Hotels, Restaurants & Leisure	2.4
Beverages	2.3
Textiles, Apparel & Luxury Goods	2.2%
Insurance	1.9
Equity Real Estate Investment Trusts	1.8
Energy Equipment & Services	1.7
Specialty Retail	1.5
Consumer Finance	1.4
Pharmaceuticals	1.4
Automobiles	1.3
Road & Rail	1.1
Machinery	0.3
Short–Term Investment	2.8
Other Assets, Less Liabilities	0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Amazon.com, Inc.
4.	Mastercard, Inc., Class A
5.	Alphabet, Inc., Class C
6.	UnitedHealth Group, Inc.
7.	Constellation Brands, Inc., Class A
8.	Salesforce, Inc.
9.	Global Payments, Inc.
10.	Boston Scientific Corp.

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew J. Shilling of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of Mainstay WMC Growth Fund returned −32.46%, underperforming the −24.60% return of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”). Over the same period, Class I shares also underperformed the −28.57% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index during the reporting period primarily due to security selection. Stock selection in the information technology sector detracted most from relative results, while selection in industrials and health care also weighed on relative returns. Favorable selection in communication services, consumer staples and energy slightly offset weak relative performance in other sectors. As a result of our bottom-up stock selection process, sector allocation made a modestly positive contribution to relative performance. (Contributions take weightings and total returns into account.) Underweight exposure to consumer staples weighed on relative results, but was positively offset by the Fund’s underweight exposure to consumer discretionary.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the communication services sector provided the strongest positive contributions to relative performance, while the information technology sector detracted most.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included UnitedHealth Group and Schlumberger. Shares of UnitedHealth Group, a managed health care and insurance company, rose during the reporting period as the company reported strong results in January, in line with expectations. The share price of Schlumberger, an oilfield services company, also rose after delivering strong quarterly results. In the final month of the reporting period, the company had its strongest quarterly profit since 2015, with results that topped estimates and equipment sales that surged with high oil and gas prices. Oil and gas producers are increasing production as crude prices sit near eight-year highs, boosting demand for Schlumberger's equipment, services and technology. Both positions were still held as of the end of the reporting period.
At the issuer level, the holdings that detracted most significantly from the Fund’s absolute performance were Microsoft and Alphabet. Shares of Microsoft, a technology corporation producing computer software and consumer electronics, declined during the reporting period amid a broad sell-off in high-growth names triggered by tighter monetary policy. Microsoft delivered strong results across its product line, while management set an optimistic tone, providing guidance that confirmed the fundamental strength of the company’s businesses. Shares of Alphabet, an interactive media & services company, fell after the company reported first-quarter 2022 results that missed consensus revenue estimates, driven by disappointing ad revenue. Later in the reporting period, Alphabet’s quarterly release cited slowing growth across segments compared to the prior reporting period. The Fund held underweight exposure in these Index constituents at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund eliminated several positions during the reporting period, most notably Meta Platforms, a U.S.-based social networking operator. We believe Meta’s stalled earnings during the COVID-19 pandemic will likely continue to create challenging earnings and revenue comparables for the stock; the company is also likely to face increasing difficulties due to tighter privacy rules, as well as increased competition from fast-growing competitor TikTok. Meta was one of the largest sales during the reporting period.
During the same period, the Fund added to its position in Tesla, a leading electric vehicle (EV) manufacturer. Historically, the Fund has not held positions in Tesla, a large Index constituent, for a variety of reasons including operational and financing challenges in 2020 and an extended valuation due to strong performance. However, the Fund initiated this position at a more attractive valuation after recent declines in the stock price. We believe Tesla may benefit from the recent infrastructure bill’s support of EV adoption. While remaining mindful of valuation, we decided to reduce the size of the Fund’s underweight allocation. Tesla was one of the largest purchases during the reporting period.
How did the Fund’s sector and weightings change during the reporting period?
The Fund’s largest increase in sector exposure relative to the Index was in the consumer discretionary sector, while the most significant decrease was in the information technology sector.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its largest overweight positions in financials and health care. As of the same date, the Fund’s most significant underweight exposures were in consumer staples and consumer discretionary.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Growth Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 97.2%
Aerospace & Defense 2.8%
Airbus SE, ADR	157,632	$ 4,260,793
General Dynamics Corp.	29,107	7,270,928
Northrop Grumman Corp.	13,774	7,562,064
		19,093,785
Automobiles 1.3%
Tesla, Inc. (a)	39,729	9,039,937
Beverages 2.3%
Constellation Brands, Inc., Class A	63,833	15,771,858
Capital Markets 3.9%
Blackstone, Inc.	79,200	7,218,288
Charles Schwab Corp. (The)	101,660	8,099,252
S&P Global, Inc.	35,364	11,360,685
		26,678,225
Consumer Finance 1.4%
American Express Co.	65,378	9,705,364
Energy Equipment & Services 1.7%
Schlumberger NV	230,228	11,978,763
Equity Real Estate Investment Trusts 1.8%
American Tower Corp.	44,964	9,316,091
Equinix, Inc.	5,381	3,048,014
		12,364,105
Health Care Equipment & Supplies 5.2%
ABIOMED, Inc. (a)	34,816	8,776,417
Align Technology, Inc. (a)	17,003	3,303,683
Boston Scientific Corp. (a)	297,639	12,831,217
Insulet Corp. (a)	10,414	2,695,248
Stryker Corp.	38,291	8,777,829
		36,384,394
Health Care Providers & Services 4.6%
Elevance Health, Inc.	14,729	8,053,375
UnitedHealth Group, Inc.	43,374	24,079,076
		32,132,451
Hotels, Restaurants & Leisure 2.4%
Airbnb, Inc., Class A (a)	78,903	8,435,520
Hilton Worldwide Holdings, Inc.	62,695	8,480,125
		16,915,645
	Shares	Value

Insurance 1.9%
Marsh & McLennan Cos., Inc.	43,266	$ 6,987,026
Progressive Corp. (The)	49,644	6,374,290
		13,361,316
Interactive Media & Services 5.5%
Alphabet, Inc., Class C (a)	296,042	28,023,336
ZoomInfo Technologies, Inc., Class A (a)	221,240	9,851,817
		37,875,153
Internet & Direct Marketing Retail 5.6%
Amazon.com, Inc. (a)	334,184	34,233,809
Etsy, Inc. (a)	48,109	4,517,916
		38,751,725
IT Services 13.3%
Block, Inc., Class A (a)	125,723	7,552,181
Fidelity National Information Services, Inc.	73,365	6,088,561
FleetCor Technologies, Inc. (a)	62,227	11,581,689
Global Payments, Inc.	118,492	13,538,896
Mastercard, Inc., Class A	102,109	33,510,132
MongoDB, Inc. (a)	27,669	5,064,257
Okta, Inc. (a)	42,004	2,357,264
Snowflake, Inc., Class A (a)	11,339	1,817,642
Visa, Inc., Class A	52,157	10,804,844
		92,315,466
Life Sciences Tools & Services 3.7%
Agilent Technologies, Inc.	59,002	8,162,927
Danaher Corp.	23,215	5,842,519
Illumina, Inc. (a)	33,869	7,749,904
Mettler-Toledo International, Inc. (a)	3,257	4,119,877
		25,875,227
Machinery 0.3%
IDEX Corp.	10,389	2,309,579
Pharmaceuticals 1.4%
Zoetis, Inc.	62,826	9,472,904
Professional Services 2.6%
Equifax, Inc.	48,192	8,170,472
TransUnion	161,595	9,577,735
		17,748,207
Road & Rail 1.1%
Uber Technologies, Inc. (a)	280,692	7,457,986
Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc. (a)	70,766	4,250,206

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
ASML Holding NV (Registered)	7,428	$ 3,509,136
Marvell Technology, Inc.	126,196	5,007,457
Microchip Technology, Inc.	114,988	7,099,359
Monolithic Power Systems, Inc.	7,699	2,613,426
NVIDIA Corp.	78,773	10,631,992
		33,111,576
Software 16.4%
Adobe, Inc. (a)	9,230	2,939,755
Autodesk, Inc. (a)	48,178	10,324,545
Ceridian HCM Holding, Inc. (a)	99,834	6,608,013
Intuit, Inc.	15,298	6,539,895
Microsoft Corp.	272,527	63,261,693
nCino, Inc. (a)	108,761	3,423,796
Salesforce, Inc. (a)	85,310	13,870,553
ServiceNow, Inc. (a)	16,156	6,797,475
		113,765,725
Specialty Retail 1.5%
TJX Cos., Inc. (The)	139,406	10,051,173
Technology Hardware, Storage & Peripherals 9.5%
Apple, Inc.	430,573	66,024,064
	Shares	Value

Textiles, Apparel & Luxury Goods 2.2%
Lululemon Athletica, Inc. (a)	27,532	$ 9,059,129
NIKE, Inc., Class B	69,731	6,462,669
		15,521,798
Total Common Stocks (Cost $592,966,945)		673,706,426
Short-Term Investment 2.8%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	19,516,025	19,516,025
Total Short-Term Investment (Cost $19,516,025)		19,516,025
Total Investments (Cost $612,482,970)	100.0%	693,222,451
Other Assets, Less Liabilities	0.0‡	281,488
Net Assets	100.0%	$ 693,503,939

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2022.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,342	$ 259,439	$ (244,265)	$ —	$ —	$ 19,516	$ 241	$ —	19,516

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 673,706,426	$ —	$ —	$ 673,706,426
Short-Term Investment
Affiliated Investment Company	19,516,025	—	—	19,516,025
Total Investments in Securities	$ 693,222,451	$ —	$ —	$ 693,222,451

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $592,966,945)	$673,706,426
Investment in affiliated investment companies, at value (identified cost $19,516,025)	19,516,025
Receivables:
Investment securities sold	8,006,721
Dividends	318,264
Fund shares sold	58,310
Other assets	287,250
Total assets	701,892,996
Liabilities
Payables:
Investment securities purchased	7,546,575
Manager (See Note 3)	389,064
Transfer agent (See Note 3)	139,824
Fund shares redeemed	127,659
NYLIFE Distributors (See Note 3)	112,847
Shareholder communication	43,069
Professional fees	16,080
Custodian	6,726
Securities lending	43
Accrued expenses	7,170
Total liabilities	8,389,057
Net assets	$693,503,939
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,026
Additional paid-in-capital	664,835,312
664,858,338
Total distributable earnings (loss)	28,645,601
Net assets	$693,503,939
Class A
Net assets applicable to outstanding shares	$453,404,744
Shares of beneficial interest outstanding	15,144,434
Net asset value per share outstanding	$ 29.94
Maximum sales charge (5.50% of offering price)	1.74
Maximum offering price per share outstanding	$ 31.68
Investor Class
Net assets applicable to outstanding shares	$ 59,377,164
Shares of beneficial interest outstanding	2,038,978
Net asset value per share outstanding	$ 29.12
Maximum sales charge (5.00% of offering price)	1.53
Maximum offering price per share outstanding	$ 30.65
Class B
Net assets applicable to outstanding shares	$ 6,967,490
Shares of beneficial interest outstanding	268,407
Net asset value and offering price per share outstanding	$ 25.96
Class C
Net assets applicable to outstanding shares	$ 1,317,657
Shares of beneficial interest outstanding	50,788
Net asset value and offering price per share outstanding	$ 25.94
Class I
Net assets applicable to outstanding shares	$ 38,498,093
Shares of beneficial interest outstanding	1,233,219
Net asset value and offering price per share outstanding	$ 31.22
Class R2
Net assets applicable to outstanding shares	$ 72,090
Shares of beneficial interest outstanding	2,438
Net asset value and offering price per share outstanding	$ 29.57
Class R6
Net assets applicable to outstanding shares	$133,866,701
Shares of beneficial interest outstanding	4,287,801
Net asset value and offering price per share outstanding	$ 31.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $11,243)	$ 3,958,998
Dividends-affiliated	241,168
Securities lending, net	10,093
Total income	4,210,259
Expenses
Manager (See Note 3)	5,505,500
Distribution/Service—Class A (See Note 3)	1,407,197
Distribution/Service—Investor Class (See Note 3)	182,048
Distribution/Service—Class B (See Note 3)	105,553
Distribution/Service—Class C (See Note 3)	19,833
Distribution/Service—Class R2 (See Note 3)	261
Transfer agent (See Note 3)	720,950
Registration	116,184
Professional fees	108,401
Shareholder communication	65,711
Custodian	26,576
Trustees	17,046
Shareholder service (See Note 3)	104
Miscellaneous	36,486
Total expenses before waiver/reimbursement	8,311,850
Expense waiver/reimbursement from Manager (See Note 3)	(35,441)
Net expenses	8,276,409
Net investment income (loss)	(4,066,150)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(48,101,981)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(275,635,718)
Net realized and unrealized gain (loss)	(323,737,699)
Net increase (decrease) in net assets resulting from operations	$(327,803,849)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (4,066,150)	$ (4,194,902)
Net realized gain (loss)	(48,101,981)	232,956,473
Net change in unrealized appreciation (depreciation)	(275,635,718)	45,378,743
Net increase (decrease) in net assets resulting from operations	(327,803,849)	274,140,314
Distributions to shareholders:
Class A	(148,562,186)	(21,717,936)
Investor Class	(19,547,990)	(4,060,646)
Class B	(3,546,291)	(733,259)
Class C	(629,845)	(136,353)
Class I	(2,803,527)	(3,507,825)
Class R2	(29,799)	(4,524)
Class R6	(30,350,578)	—
Total distributions to shareholders	(205,470,216)	(30,160,543)
Capital share transactions:
Net proceeds from sales of shares	100,778,400	98,162,403
Net asset value of shares issued to shareholders in reinvestment of distributions	204,082,226	29,968,024
Cost of shares redeemed	(81,836,017)	(119,629,555)
Increase (decrease) in net assets derived from capital share transactions	223,024,609	8,500,872
Net increase (decrease) in net assets	(310,249,456)	252,480,643
Net Assets
Beginning of year	1,003,753,395	751,272,752
End of year	$ 693,503,939	$1,003,753,395
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 56.51	$ 42.56	$ 36.07	$ 36.41	$ 34.18
Net investment income (loss) (a)	(0.19)	(0.23)	(0.00)‡	0.10	0.09
Net realized and unrealized gain (loss)	(14.75)	15.93	7.78	2.87	3.47
Total from investment operations	(14.94)	15.70	7.78	2.97	3.56
Less distributions:
From net investment income	—	—	(0.16)	(0.06)	(0.02)
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	(11.63)	(1.75)	(1.29)	(3.31)	(1.33)
Net asset value at end of year	$ 29.94	$ 56.51	$ 42.56	$ 36.07	$ 36.41
Total investment return (b)	(32.66)%	37.87%	22.21%	8.90%	10.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53)%	(0.46)%	0.01%	0.30%	0.23%
Net expenses (c)	1.04%	1.02%	1.04%	1.06%	1.06%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000’s)	$ 453,405	$ 725,468	$ 531,715	$ 436,508	$ 431,854

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.42	$ 41.89	$ 35.53	$ 35.94	$ 33.82
Net investment income (loss) (a)	(0.29)	(0.35)	(0.10)	0.01	0.00‡
Net realized and unrealized gain (loss)	(14.38)	15.63	7.65	2.83	3.43
Total from investment operations	(14.67)	15.28	7.55	2.84	3.43
Less distributions:
From net investment income	—	—	(0.06)	—	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	(11.63)	(1.75)	(1.19)	(3.25)	(1.31)
Net asset value at end of year	$ 29.12	$ 55.42	$ 41.89	$ 35.53	$ 35.94
Total investment return (b)	(32.86)%	37.46%	21.84%	8.61%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81)%	(0.71)%	(0.26)%	0.03%	0.01%
Net expenses (c)	1.33%	1.32%	1.34%	1.33%	1.31%
Expenses (before waiver/reimbursement) (c)	1.36%	1.40%	1.41%	1.42%	1.37%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000's)	$ 59,377	$ 93,624	$ 97,709	$ 110,762	$ 108,043

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 51.01	$ 38.96	$ 33.31	$ 34.13	$ 32.42
Net investment income (loss) (a)	(0.51)	(0.67)	(0.36)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	(12.91)	14.47	7.14	2.65	3.28
Total from investment operations	(13.42)	13.80	6.78	2.43	3.02
Less distributions:
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Net asset value at end of year	$ 25.96	$ 51.01	$ 38.96	$ 33.31	$ 34.13
Total investment return (b)	(33.36)%	36.44%	20.93%	7.79%	9.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.57)%	(1.46)%	(1.01)%	(0.69)%	(0.74)%
Net expenses (c)	2.08%	2.07%	2.08%	2.08%	2.06%
Expenses (before waiver/reimbursement) (c)	2.11%	2.15%	2.15%	2.18%	2.12%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000’s)	$ 6,967	$ 15,574	$ 16,382	$ 18,749	$ 23,554

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 50.99	$ 38.95	$ 33.30	$ 34.12	$ 32.41
Net investment income (loss) (a)	(0.51)	(0.67)	(0.36)	(0.21)	(0.27)
Net realized and unrealized gain (loss)	(12.91)	14.46	7.14	2.64	3.29
Total from investment operations	(13.42)	13.79	6.78	2.43	3.02
Less distributions:
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Net asset value at end of year	$ 25.94	$ 50.99	$ 38.95	$ 33.30	$ 34.12
Total investment return (b)	(33.37)%	36.42%	20.94%	7.80%	9.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.56)%	(1.46)%	(1.02)%	(0.67)%	(0.77)%
Net expenses (c)	2.08%	2.07%	2.08%	2.08%	2.06%
Expenses (before waiver/reimbursement) (c)	2.11%	2.15%	2.15%	2.18%	2.12%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000’s)	$ 1,318	$ 2,880	$ 3,068	$ 3,144	$ 5,331

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 58.27	$ 43.72	$ 37.01	$ 37.28	$ 34.96
Net investment income (loss) (a)	(0.07)	0.02	0.11	0.19	0.18
Net realized and unrealized gain (loss)	(15.35)	16.28	7.97	2.95	3.55
Total from investment operations	(15.42)	16.30	8.08	3.14	3.73
Less distributions:
From net investment income	—	—	(0.24)	(0.16)	(0.10)
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	(11.63)	(1.75)	(1.37)	(3.41)	(1.41)
Net asset value at end of year	$ 31.22	$ 58.27	$ 43.72	$ 37.01	$ 37.28
Total investment return (b)	(32.46)%	38.25%	22.53%	9.18%	11.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20)%	0.04%	0.28%	0.53%	0.49%
Net expenses (c)	0.75%	0.77%	0.79%	0.81%	0.81%
Expenses (before waiver/reimbursement) (c)	0.79%	0.78%	0.79%	0.81%	0.81%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000’s)	$ 38,498	$ 14,025	$ 102,290	$ 139,588	$ 87,866

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 56.01	$ 42.24	$ 35.81	$ 36.16	$ 33.97
Net investment income (loss) (a)	(0.23)	(0.28)	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	(14.58)	15.80	7.72	2.86	3.45
Total from investment operations	(14.81)	15.52	7.68	2.93	3.50
Less distributions:
From net investment income	—	—	(0.12)	(0.03)	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	(11.63)	(1.75)	(1.25)	(3.28)	(1.31)
Net asset value at end of year	$ 29.57	$ 56.01	$ 42.24	$ 35.81	$ 36.16
Total investment return (b)	(32.74)%	37.72%	22.08%	8.81%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63)%	(0.55)%	(0.11)%	0.21%	0.13%
Net expenses (c)	1.14%	1.12%	1.14%	1.16%	1.16%
Portfolio turnover rate	42%	53%	150%	153%	116%
Net assets at end of year (in 000’s)	$ 72	$ 143	$ 109	$ 59	$ 58

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6	2022	2021
Net asset value at beginning of period	$ 58.27	$ 53.43
Net investment income (loss) (a)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	(15.34)	5.03
Total from investment operations	(15.42)	4.84
Less distributions:
From net realized gain on investments	(11.63)	—
Net asset value at end of period	$ 31.22	$ 58.27
Total investment return (b)	(32.46)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20)%	(0.37)%††
Net expenses (c)	0.72%	0.71%††
Expenses (before waiver/reimbursement) (c)	0.72%	0.72%††
Portfolio turnover rate	42%	53%
Net assets at end of period (in 000’s)	$ 133,867	$ 152,039

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2	January 18, 2013
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s

21

Notes to Financial Statements (continued)
responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal

22	MainStay WMC Growth Fund

market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and
23

Notes to Financial Statements (continued)
Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2022, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.92%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $5,505,500 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $35,441 and paid the Subadvisor fees in the amount of $2,264,847.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments

24	MainStay WMC Growth Fund

in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$104
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $26,828 and $5,703, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $1,183, $596 and $88, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$378,204	$ —
Investor Class	279,536	(24,673)
Class B	40,596	(3,648)
Class C	7,625	(683)
Class I	9,023	—
Class R2	69	—
Class R6	5,897	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$56,017	77.7%
Class R6	18,414	0.0‡

‡	Less than one-tenth of a percent.
25

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$619,206,305	$157,187,531	$(83,171,385)	$74,016,146
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(45,370,546)	$—	$74,016,147	$28,645,601
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,159,427	$(1,159,427)
The reclassifications for the Fund are primarily due to net operating loss.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $42,616,227, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$42,616	$—
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 74,525,288	$ 990
Long-Term Capital Gains	130,944,928	30,159,553
Total	$205,470,216	$30,160,543
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $333,984 and $336,488, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions

26	MainStay WMC Growth Fund

are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2022, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$1,767	$(814)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	333,429	$ 13,175,004
Shares issued to shareholders in reinvestment of distributions	3,431,447	147,312,452
Shares redeemed	(1,572,361)	(57,271,433)
Net increase (decrease) in shares outstanding before conversion	2,192,515	103,216,023
Shares converted into Class A (See Note 1)	116,622	4,283,183
Shares converted from Class A (See Note 1)	(2,162)	(66,808)
Net increase (decrease)	2,306,975	$ 107,432,398
Year ended October 31, 2021:
Shares sold	382,539	$ 19,473,241
Shares issued to shareholders in reinvestment of distributions	472,038	21,548,548
Shares redeemed	(1,215,428)	(61,668,171)
Net increase (decrease) in shares outstanding before conversion	(360,851)	(20,646,382)
Shares converted into Class A (See Note 1)	709,356	35,772,789
Shares converted from Class A (See Note 1)	(3,534)	(172,666)
Net increase (decrease)	344,971	$ 14,953,741

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	29,527	$ 1,064,009
Shares issued to shareholders in reinvestment of distributions	465,396	19,486,115
Shares redeemed	(125,946)	(4,520,015)
Net increase (decrease) in shares outstanding before conversion	368,977	16,030,109
Shares converted into Investor Class (See Note 1)	13,285	458,733
Shares converted from Investor Class (See Note 1)	(32,562)	(1,254,984)
Net increase (decrease)	349,700	$ 15,233,858
Year ended October 31, 2021:
Shares sold	43,568	$ 2,153,613
Shares issued to shareholders in reinvestment of distributions	90,206	4,049,334
Shares redeemed	(148,204)	(7,294,895)
Net increase (decrease) in shares outstanding before conversion	(14,430)	(1,091,948)
Shares converted into Investor Class (See Note 1)	17,786	866,719
Shares converted from Investor Class (See Note 1)	(646,596)	(32,054,024)
Net increase (decrease)	(643,240)	$ (32,279,253)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,388	$ 151,833
Shares issued to shareholders in reinvestment of distributions	94,215	3,540,609
Shares redeemed	(27,830)	(875,537)
Net increase (decrease) in shares outstanding before conversion	70,773	2,816,905
Shares converted from Class B (See Note 1)	(107,659)	(3,344,032)
Net increase (decrease)	(36,886)	$ (527,127)
Year ended October 31, 2021:
Shares sold	2,096	$ 95,091
Shares issued to shareholders in reinvestment of distributions	17,551	730,276
Shares redeemed	(40,468)	(1,851,073)
Net increase (decrease) in shares outstanding before conversion	(20,821)	(1,025,706)
Shares converted from Class B (See Note 1)	(94,321)	(4,281,257)
Net increase (decrease)	(115,142)	$ (5,306,963)

27

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	6,189	$ 204,515
Shares issued to shareholders in reinvestment of distributions	16,769	629,845
Shares redeemed	(24,068)	(767,826)
Net increase (decrease) in shares outstanding before conversion	(1,110)	66,534
Shares converted from Class C (See Note 1)	(4,580)	(142,901)
Net increase (decrease)	(5,690)	$ (76,367)
Year ended October 31, 2021:
Shares sold	6,203	$ 287,892
Shares issued to shareholders in reinvestment of distributions	3,278	136,353
Shares redeemed	(25,498)	(1,169,393)
Net increase (decrease) in shares outstanding before conversion	(16,017)	(745,148)
Shares converted from Class C (See Note 1)	(6,281)	(282,428)
Net increase (decrease)	(22,298)	$ (1,027,576)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,027,421	$ 31,447,404
Shares issued to shareholders in reinvestment of distributions	61,206	2,732,828
Shares redeemed	(98,160)	(3,645,210)
Net increase (decrease) in shares outstanding before conversion	990,467	30,535,022
Shares converted into Class I (See Note 1)	2,074	66,809
Net increase (decrease)	992,541	$ 30,601,831
Year ended October 31, 2021:
Shares sold	296,664	$ 15,059,733
Shares issued to shareholders in reinvestment of distributions	74,526	3,498,989
Shares redeemed	(977,008)	(47,135,526)
Net increase (decrease) in shares outstanding before conversion	(605,818)	(28,576,804)
Shares converted into Class I (See Note 1)	3,000	150,867
Shares converted from Class I (See Note 1)	(1,496,360)	(79,950,534)
Net increase (decrease)	(2,099,178)	$(108,376,471)

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	585	$ 21,669
Shares issued to shareholders in reinvestment of distributions	702	29,799
Shares redeemed	(1,405)	(46,338)
Net increase (decrease)	(118)	$ 5,130
Year ended October 31, 2021:
Shares sold	113	$ 5,628
Shares issued to shareholders in reinvestment of distributions	100	4,524
Shares redeemed	(232)	(11,228)
Net increase (decrease)	(19)	$ (1,076)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,420,681	$ 54,713,966
Shares issued to shareholders in reinvestment of distributions	679,896	30,350,578
Shares redeemed	(422,178)	(14,709,658)
Net increase (decrease)	1,678,399	$ 70,354,886
Year ended October 31, 2021:(a)
Shares sold	1,121,606	$ 61,087,205
Shares redeemed	(8,564)	(499,269)
Net increase (decrease) in shares outstanding before conversion	1,113,042	60,587,936
Shares converted into Class R6 (See Note 1)	1,496,360	79,950,534
Net increase (decrease)	2,609,402	$ 140,538,470

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt

28	MainStay WMC Growth Fund

global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
30	MainStay WMC Growth Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $130,944,928 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $4,403,760 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 5.83% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay WMC Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay WMC Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013886.2MS229-22	MSWG11-12/22
(NYLIM) NL529

MainStay WMC International Research Equity Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/28/2007	-29.96%	-6.35%	1.56%	1.20%
		Excluding sales charges		-25.89	-5.28	2.14	1.20
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-29.77	-6.55	1.39	1.49
		Excluding sales charges		-26.07	-5.49	1.96	1.49
Class C Shares	Maximum 1% CDSC	With sales charges	9/28/2007	-27.37	-6.18	1.20	2.24
	If Redeemed Within One Year of Purchase	Excluding sales charges		-26.65	-6.18	1.20	2.24
Class I Shares	No Sales Charge		9/28/2007	-25.61	-5.03	2.41	0.95

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	-24.73%	-0.60%	3.27%
MSCI EAFE® Index (Net)[2]	-23.00	-0.09	4.13
Morningstar Foreign Large Blend Category Average[3]	-24.05	-0.71	3.44

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$875.40	$ 5.48	$1,019.36	$ 5.90	1.16%
Investor Class Shares	$1,000.00	$874.80	$ 6.99	$1,017.74	$ 7.53	1.48%
Class C Shares	$1,000.00	$871.60	$10.52	$1,013.96	$11.32	2.23%
Class I Shares	$1,000.00	$877.60	$ 4.12	$1,020.82	$ 4.43	0.87%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Country Composition as of October 31, 2022 (Unaudited)
United Kingdom	18.1%
Japan	14.6
France	9.8
Netherlands	7.3
Canada	5.7
United States	4.7
Australia	4.1
China	3.6
Switzerland	3.6
Taiwan	3.3
Hong Kong	2.6
Italy	2.6
Germany	2.4
Republic of Korea	2.2
Brazil	2.2
India	1.9
Ireland	1.6
Spain	1.4
Sweden	1.3
Singapore	1.3
Denmark	0.8%
Thailand	0.7
South Africa	0.7
Austria	0.7
Indonesia	0.7
Philippines	0.5
Belgium	0.5
United Arab Emirates	0.4
Finland	0.3
Portugal	0.2
Macao	0.2
Luxembourg	0.2
Norway	0.1
Israel	0.0‡
Russia	0.0‡
Other Assets, Less Liabilities	–0.3
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Shell plc
2.	Unilever plc
3.	BP plc
4.	British American Tobacco plc
5.	Diageo plc
6.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
7.	Royal Bank of Canada
8.	Pernod Ricard SA
9.	ASML Holding NV
10.	AstraZeneca plc

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jonathan G. White, CFA, and Mary L. Pryshlak, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay WMC International Research Equity Fund returned −25.61%, underperforming the −24.73% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the "Index"), and the −23.00% return of the Fund’s secondary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares also underperformed the −24.05% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the MSCI ACWI® ex USA Index (Net) during the reporting period primarily due to security selection. Weak selection in information technology, health care and consumer staples was partially offset by stronger selection in financials, energy and materials. Sector allocation, a result of our bottom-up stock selection process, modestly enhanced relative returns. Positive allocation effect was driven by the Fund’s underweight exposure to the consumer discretionary and communication services sectors, as well as overweight exposure to health care, although this was partially offset by the negative impact of overweight exposure to information technology and underweight exposure to materials and energy.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the financials, communication services and energy sectors provided the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® ex USA Index (Net). (Contributions take weightings and total returns into account.) Over the same period, the information technology, health care and consumer staples sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Shell and Sabesp. Shares of Shell, an oil and gas conglomerate, benefited from the company’s strong earnings, as sanctions against Russia and supply cuts implemented by The Organization of the Petroleum Exporting Countries (OPEC) pushed up the price of oil. Shares of Sabesp, a
Brazilian water utility, traded higher early in 2022 after the company reported financial results for fiscal year 2021 that showed net operating revenue and earnings rising year-over-year. The company’s sanitation services segment benefited from tariff adjustments and higher total volumes. Toward the end of the reporting period shares gained, along with other Brazilian equities, after the country held the first round of its 2022 presidential election, with former President Luiz Inacio Lula da Silva ahead in the polling.
The holdings that detracted most significantly from absolute performance were Taiwan Semiconductor Manufacturing Company (TSMC) and ASML. Shares of TSMC declined as the fear of a global recession and rising geopolitical tensions with China dragged down Taiwan technology company equities. News that the chipmaker may cut their revenue outlook due to reduced orders added to the stock’s headwinds. Additionally, reports suggested that Apple would back off of increasing production of its new iPhones, which use TSMC's chips, and also rejected TSMC's planned chip price hikes. Shares of semiconductor equipment maker ASML declined amid uncertain demand for semiconductor equipment, supply chain issues, inflation and rising interest rates. Semiconductor equipment makers faced further pressure when the U.S. Department of Commerce considered broader restrictions on the sale of semiconductor manufacturing equipment to Chinese companies.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in Netherlands-based global consumer products company Unilever and Canada-based diversified financial services company Royal Bank of Canada (RBC). We believe the organizational changes Unilever is undergoing are positive and we expect the involvement of activist investor Trian Fund Management to optimize value creation for shareholders over the medium to long term. Unilever’s ability to deliver consistent and balanced (volume, mix and price) organic sales growth is likely to narrow the stock’s valuation gap relative to its peer group. In the case of RBC, we see the company benefiting from broad-based and diversified revenue drivers. Margins are likely to expand as we move forward in a higher interest rate environment, and we believe RBC has a strong culture of cost management relative to Canadian peers.
During the same period, the Fund eliminated its positions in Alibaba, a China-based leader in e-commerce, and Coca-Cola Europacific Partners (CCEP), a Netherlands-based bottling company. We eliminated the Fund’s Alibaba position as we became increasingly concerned about Chinese e-commerce names due to increased competition and market fragmentation, combined with the political risk in the name. Regarding CCEP,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

despite the company’s solid fundamental momentum as it continues to benefit from a recovery in core European markets and synergies from newly acquired Amatil, we decided to eliminate the position as part of a broader shift away from cyclical names and toward more defensive companies in the consumer staples sector.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) were to industrials, materials and consumer staples, while the most significant reductions were to information technology and consumer discretionary.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) in the health care and information technology sectors. As of the same date, the Fund’s most significantly underweight exposures were to consumer discretionary and materials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC International Research Equity Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 95.9%
Australia 4.1%
Australia & New Zealand Banking Group Ltd. (Banks)	106,168	$ 1,735,789
BHP Group Ltd. (Metals & Mining)	66,258	1,577,822
Brambles Ltd. (Commercial Services & Supplies)	30,570	228,392
Glencore plc (Metals & Mining)	202,066	1,157,488
Goodman Group (Equity Real Estate Investment Trusts)	52,857	574,769
Newcrest Mining Ltd. (Metals & Mining)	26,181	290,555
Orora Ltd. (Containers & Packaging)	79,591	154,258
Rio Tinto plc (Metals & Mining)	16,581	862,715
		6,581,788
Austria 0.7%
BAWAG Group AG (Banks) (a)(b)	15,177	733,735
Erste Group Bank AG (Banks)	14,065	346,937
		1,080,672
Belgium 0.5%
KBC Group NV (Banks)	4,728	236,893
UCB SA (Pharmaceuticals)	7,773	586,265
		823,158
Brazil 1.5%
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities) (b)	60,000	698,093
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	59,800	385,045
Rumo SA (Road & Rail)	135,300	579,913
Vale SA (Metals & Mining)	63,200	821,337
		2,484,388
Canada 5.7%
Agnico Eagle Mines Ltd. (Metals & Mining)	7,207	317,037
Barrick Gold Corp. (Metals & Mining)	32,376	486,941
Boat Rocker Media, Inc. (Entertainment) (b)	42,890	87,521
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	20,607	1,235,951
Canadian Pacific Railway Ltd. (Road & Rail)	4,858	362,152
Constellation Software, Inc. (Software)	512	740,326
Hydro One Ltd. (Electric Utilities) (a)	14,492	363,377
Intact Financial Corp. (Insurance)	7,324	1,112,887
Lightspeed Commerce, Inc. (Software) (b)(c)	28,805	552,046
Methanex Corp. (Chemicals)	13,305	464,383
Nuvei Corp. (IT Services) (b)	7,709	231,810
Royal Bank of Canada (Banks) (c)	30,319	2,805,234
	Shares	Value

Canada (continued)
Shopify, Inc., Class A (IT Services) (b)	12,020	$ 412,122
		9,171,787
China 3.6%
Airtac International Group (Machinery)	25,157	577,739
Anhui Conch Cement Co. Ltd., Class H (Construction Materials)	72,500	186,569
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	654,877	748,345
China Merchants Bank Co. Ltd., Class H (Banks)	123,000	404,273
China Pacific Insurance Group Co. Ltd., Class H (Insurance)	160,559	258,951
ENN Energy Holdings Ltd. (Gas Utilities)	42,300	420,594
KE Holdings, Inc., ADR (Real Estate Management & Development) (b)	41,320	420,638
Kingdee International Software Group Co. Ltd. (Software) (b)	78,000	127,588
Meituan (Internet & Direct Marketing Retail) (a)(b)	20,500	325,925
Minth Group Ltd. (Auto Components)	164,000	323,836
Niu Technologies, Sponsored ADR (Automobiles) (b)	32,015	83,879
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	93,390	373,577
Tencent Holdings Ltd. (Interactive Media & Services)	50,400	1,320,089
Trip.com Group Ltd. (Hotels, Restaurants & Leisure) (b)	14,300	315,525
		5,887,528
Denmark 0.8%
Ascendis Pharma A/S, ADR (Biotechnology) (b)(c)	3,152	362,480
DSV A/S (Air Freight & Logistics)	702	95,037
Genmab A/S (Biotechnology) (b)	1,985	765,093
		1,222,610
Finland 0.3%
Nordea Bank Abp (Banks)	51,943	496,695
France 9.8%
Airbus SE (Aerospace & Defense)	11,747	1,272,111
ALD SA (Road & Rail) (a)	33,689	359,566
Arkema SA (Chemicals)	4,985	394,705
AXA SA (Insurance)	69,297	1,712,069
Bureau Veritas SA (Professional Services)	31,228	773,687
Capgemini SE (IT Services)	3,608	592,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
France (continued)
Dassault Aviation SA (Aerospace & Defense)	1,426	$ 211,950
Edenred (IT Services)	9,047	464,559
Engie SA (Multi-Utilities)	48,004	624,025
JCDecaux SE (Media) (b)	42,942	541,926
Klepierre SA (Equity Real Estate Investment Trusts) (b)	15,540	312,523
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,832	1,788,385
Pernod Ricard SA (Beverages)	15,737	2,763,606
Renault SA (Automobiles) (b)	19,632	604,739
Rothschild & Co. (Capital Markets)	8,740	310,079
Safran SA (Aerospace & Defense)	6,134	683,300
SOITEC (Semiconductors & Semiconductor Equipment) (b)	5,199	667,672
TotalEnergies SE (Oil, Gas & Consumable Fuels)	14,295	778,400
Vinci SA (Construction & Engineering)	7,771	715,594
Worldline SA (IT Services) (a)(b)	5,088	222,851
		15,794,529
Germany 2.1%
Brenntag SE (Trading Companies & Distributors)	10,795	655,452
Commerzbank AG (Banks) (b)	36,105	288,872
Daimler Truck Holding AG (Machinery) (b)	2,356	62,865
RWE AG (Independent Power and Renewable Electricity Producers)	14,762	568,807
Siemens AG (Registered) (Industrial Conglomerates)	9,828	1,074,593
Siemens Healthineers AG (Health Care Equipment & Supplies) (a)	6,324	291,111
Talanx AG (Insurance)	11,320	425,329
		3,367,029
Hong Kong 2.6%
AIA Group Ltd. (Insurance)	235,708	1,785,155
CK Asset Holdings Ltd. (Real Estate Management & Development)	244,500	1,351,818
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	5,807	154,614
Prudential plc (Insurance)	47,739	443,889
Techtronic Industries Co. Ltd. (Machinery)	56,000	530,419
		4,265,895
India 1.9%
Axis Bank Ltd. (Banks)	113,633	1,243,713
	Shares	Value

India (continued)
Bharti Airtel Ltd. (Wireless Telecommunication Services)	101,178	$ 994,762
Kotak Mahindra Bank Ltd. (Banks)	37,748	867,323
		3,105,798
Indonesia 0.7%
Bank Rakyat Indonesia Persero Tbk. PT (Banks)	3,622,200	1,079,867
Ireland 1.6%
AerCap Holdings NV (Trading Companies & Distributors) (b)	13,581	725,361
AIB Group plc (Banks)	278,752	807,147
Ryanair Holdings plc, Sponsored ADR (Airlines) (b)	6,897	475,134
Smurfit Kappa Group plc (Containers & Packaging)	15,234	504,794
		2,512,436
Israel 0.0% ‡
Mobileye Global, Inc., Class A (Electronic Equipment, Instruments & Components) (b)	2,100	55,398
Italy 2.6%
Amplifon SpA (Health Care Providers & Services)	10,183	252,993
DiaSorin SpA (Health Care Equipment & Supplies)	3,153	412,240
Enel SpA (Electric Utilities)	93,304	416,687
Ferrari NV (Automobiles)	3,787	746,629
FinecoBank Banca Fineco SpA (Banks)	102,606	1,383,101
Stevanato Group SpA (Life Sciences Tools & Services)	26,561	447,287
UniCredit SpA (Banks)	46,974	582,504
		4,241,441
Japan 14.6%
Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	17,900	305,045
Astellas Pharma, Inc. (Pharmaceuticals)	59,400	817,526
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	28,200	654,292
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	36,300	1,163,738
Daikin Industries Ltd. (Building Products)	5,900	888,204
GMO Payment Gateway, Inc. (IT Services)	2,650	191,227
Hoya Corp. (Health Care Equipment & Supplies)	8,350	779,154

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Japan (continued)
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	17,900	$ 605,515
Isuzu Motors Ltd. (Automobiles)	69,270	812,447
ITOCHU Corp. (Trading Companies & Distributors)	17,500	452,991
KDDI Corp. (Wireless Telecommunication Services)	31,086	918,813
Keyence Corp. (Electronic Equipment, Instruments & Components)	2,825	1,070,002
Koito Manufacturing Co. Ltd. (Auto Components)	2,800	39,808
Lasertec Corp. (Semiconductors & Semiconductor Equipment)	4,870	697,282
Makita Corp. (Machinery)	18,100	331,094
Mitsubishi Corp. (Trading Companies & Distributors)	18,900	512,364
Mitsubishi Electric Corp. (Electrical Equipment)	33,800	297,777
Mitsubishi UFJ Financial Group, Inc. (Banks)	114,800	540,049
Mitsui & Co. Ltd. (Trading Companies & Distributors)	22,300	493,856
Musashi Seimitsu Industry Co. Ltd. (Auto Components)	21,800	251,727
NET One Systems Co. Ltd. (IT Services)	6,600	135,822
Nikon Corp. (Household Durables)	73,500	711,298
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	41,220	1,134,905
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	40,420	914,713
Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	22,800	536,056
Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	4,300	576,919
Orix JREIT, Inc. (Equity Real Estate Investment Trusts)	504	676,203
Resona Holdings, Inc. (Banks)	196,120	738,212
Seino Holdings Co. Ltd. (Road & Rail)	7,300	56,163
Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,900	431,565
Sony Group Corp. (Household Durables)	16,727	1,123,570
Square Enix Holdings Co. Ltd. (Entertainment)	2,500	111,638
Subaru Corp. (Automobiles)	46,090	717,720
T&D Holdings, Inc. (Insurance)	57,300	565,312
	Shares	Value

Japan (continued)
Tokio Marine Holdings, Inc. (Insurance)	44,850	$ 811,671
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	4,660	1,237,590
Yamaha Motor Co. Ltd. (Automobiles)	38,530	795,502
Yamato Holdings Co. Ltd. (Air Freight & Logistics)	33,600	498,029
		23,595,799
Luxembourg 0.2%
ArcelorMittal SA (Metals & Mining)	10,537	235,911
Arrival SA (Automobiles) (b)(c)	120,747	93,410
		329,321
Macao 0.2%
Sands China Ltd. (Hotels, Restaurants & Leisure) (b)	194,000	338,588
Netherlands 7.3%
Adyen NV (IT Services) (a)(b)	263	377,545
Akzo Nobel NV (Chemicals)	5,316	328,031
Argenx SE (Biotechnology) (b)	1,320	515,013
ASML Holding NV (Semiconductors & Semiconductor Equipment)	5,056	2,388,371
ASR Nederland NV (Insurance)	8,737	385,005
IMCD NV (Trading Companies & Distributors)	2,765	358,779
Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	44,686	1,247,546
Koninklijke DSM NV (Chemicals)	1,346	158,691
Koninklijke KPN NV (Diversified Telecommunication Services)	333,766	933,789
Koninklijke Philips NV (Health Care Equipment & Supplies)	22,602	286,308
Shell plc (Oil, Gas & Consumable Fuels)	153,327	4,227,083
Wolters Kluwer NV (Professional Services)	6,272	666,628
		11,872,789
Norway 0.1%
Norsk Hydro ASA (Metals & Mining)	17,786	112,880
Philippines 0.5%
BDO Unibank, Inc. (Banks)	394,400	871,707
Portugal 0.2%
EDP - Energias de Portugal SA (Electric Utilities)	85,223	372,681
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Republic of Korea 1.1%
LG Chem Ltd. (Chemicals)	1,006	$ 442,105
NCSoft Corp. (Entertainment)	1,579	432,314
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,173	606,901
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	10,508	369,582
		1,850,902
Russia 0.0% ‡
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (d)(e)	11,171	27,760
Mobile TeleSystems PJSC (Wireless Telecommunication Services) (d)(e)	80,528	—
		27,760
Singapore 1.3%
Best World International Ltd. (Personal Products) (b)(c)(d)(e)	151,379	145,433
Capitaland Investment Ltd. (Real Estate Management & Development)	292,500	621,945
SATS Ltd. (Transportation Infrastructure) (b)	39,100	75,405
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	319,100	563,542
United Overseas Bank Ltd. (Banks)	36,500	715,767
		2,122,092
South Africa 0.7%
Anglo American plc (Metals & Mining)	25,472	761,977
Discovery Ltd. (Insurance) (b)	38,995	255,215
Old Mutual Ltd. (Insurance)	321,661	182,818
		1,200,010
Spain 1.4%
Banco Santander SA (Banks) (c)	202,265	524,108
Cellnex Telecom SA (Diversified Telecommunication Services)	23,581	771,360
Grifols SA (Biotechnology) (b)	28,142	239,344
Iberdrola SA (Electric Utilities)	67,565	686,073
		2,220,885
Sweden 1.3%
Alfa Laval AB (Machinery)	15,029	370,375
Assa Abloy AB, Class B (Building Products)	27,941	564,327
Volvo AB, Class B (Machinery)	73,901	1,210,131
		2,144,833
	Shares	Value

Switzerland 3.6%
Alcon, Inc. (Health Care Equipment & Supplies)	12,908	$ 785,553
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	10,369	1,014,171
Lonza Group AG (Registered) (Life Sciences Tools & Services)	1,234	635,146
Novartis AG (Registered) (Pharmaceuticals)	28,040	2,265,378
PSP Swiss Property AG (Registered) (Real Estate Management & Development)	2,956	315,865
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,719	630,709
Wizz Air Holdings plc (Airlines) (a)(b)	9,083	178,641
		5,825,463
Taiwan 3.3%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	14,020	730,968
Chroma ATE, Inc. (Electronic Equipment, Instruments & Components)	136,000	744,945
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	75,700	482,779
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	21,000	384,514
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	48,628	2,993,053
		5,336,259
Thailand 0.7%
Kasikornbank PCL
(Banks)	37,900	145,884
NVDR (Banks) (c)	261,620	1,003,587

PTT Global Chemical PCL (Chemicals)	45,700	52,232
		1,201,703
United Arab Emirates 0.4%
Network International Holdings plc (IT Services) (a)(b)	166,010	618,736
United Kingdom 18.1%
Abcam plc (Biotechnology) (b)	31,633	487,559
Allfunds Group plc (Capital Markets)	59,787	377,255
AstraZeneca plc (Pharmaceuticals)	20,249	2,381,138
BAE Systems plc (Aerospace & Defense)	66,735	623,274
Beazley plc (Insurance)	137,472	984,542
BP plc (Oil, Gas & Consumable Fuels)	627,432	3,452,348
British American Tobacco plc (Tobacco)	85,174	3,353,758
BT Group plc (Diversified Telecommunication Services)	582,688	867,358

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
CNH Industrial NV (Machinery)	23,300	$ 301,759
Compass Group plc (Hotels, Restaurants & Leisure)	49,854	1,049,974
ConvaTec Group plc (Health Care Equipment & Supplies) (a)	181,382	453,459
Croda International plc (Chemicals)	6,607	512,199
Diageo plc (Beverages)	79,490	3,279,906
Experian plc (Professional Services)	12,324	392,054
Genus plc (Biotechnology)	5,529	161,940
HSBC Holdings plc (Banks)	142,462	730,778
Hyve Group plc (Media) (b)	102,687	63,002
Intermediate Capital Group plc (Capital Markets)	6,235	75,936
London Stock Exchange Group plc (Capital Markets)	13,283	1,152,525
National Express Group plc (Road & Rail) (b)	29,908	58,033
National Grid plc (Multi-Utilities)	41,814	454,780
Reckitt Benckiser Group plc (Household Products)	30,631	2,030,377
Rotork plc (Machinery)	87,474	257,008
Smith & Nephew plc (Health Care Equipment & Supplies)	32,669	385,888
Standard Chartered plc (Banks)	192,258	1,146,945
Unilever plc (Personal Products)	81,031	3,693,358
WPP plc (Media)	75,583	663,958
		29,391,111
United States 2.4%
Atlassian Corp., Class A (Software) (b)	2,279	462,022
GSK plc (Pharmaceuticals)	61,753	1,011,852
QIAGEN NV (Life Sciences Tools & Services) (b)	8,622	372,354
Roche Holding AG (Pharmaceuticals)	2,347	779,443
Schneider Electric SE (Electrical Equipment)	9,233	1,170,310
		3,795,981
Total Common Stocks (Cost $185,721,946)		155,400,519
Preferred Stocks 2.1%
Brazil 0.7%
Banco Bradesco SA (Banks)	288,500	1,109,207
	Shares	Value

Germany 0.3%
Volkswagen AG (Automobiles) 2.91%	3,902	$ 498,755
Republic of Korea 1.1%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	48,696	1,822,104
Total Preferred Stocks (Cost $5,027,358)		3,430,066
Exchange-Traded Fund 0.4%
United States 0.4%
iShares MSCI ACWI ex U.S. ETF (c)	15,944	660,400
Total Exchange-Traded Fund (Cost $877,397)		660,400

Short-Term Investments 1.9%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 2.905% (f)	556,987	556,987
Unaffiliated Investment Company 1.6%
United States 1.6%
Invesco Government & Agency Portfolio, 3.163% (f)(g)	2,526,546	2,526,546
Total Short-Term Investments (Cost $3,083,533)		3,083,533
Total Investments, Before Investments Sold Short (Cost $194,710,234)	100.3%	162,574,518
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Airlines) (b)(d)(e)	(444,108)	(28)
Total Common Stock Sold Short (Proceeds $0)		(28)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Number of Rights	Value
Right Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (b)(d)(e)	(19,159)	$ (2)
Total Right Sold Short (Proceeds $0)		(2)

	Number of Warrants
Warrants Sold Short (0.0)% ‡
Singapore (0.0)% ‡
Ezion Holdings Ltd. (Energy Equipment & Services)
Expires 4/16/23 (b)(d)(e)	(2,005,620)	—
Total Warrants Sold Short (Proceeds $0)		—
Total Investments Sold Short (Proceeds $0)		(30)
Total Investments, Net of Investments Sold Short (Cost $194,710,234)	100.3%	162,574,488
Other Assets, Less Liabilities	(0.3)	(562,109)
Net Assets	100.0%	$ 162,012,379

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $5,743,904; the total market value of collateral held by the Fund was $5,898,397. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,371,851. The Fund received cash collateral with a value of $2,526,546. (See Note 2(J))
(d)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $173,163, which represented 0.1% of the Fund’s net assets.(Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of October 31, 2022.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,105	$ 37,304	$ (38,852)	$ —	$ —	$ 557	$ 6	$ —	557

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Philippines	$ —	$ 871,707	$ —	$ 871,707
All Other Countries	154,355,619	—	173,193	154,528,812
Total Common Stocks	154,355,619	871,707	173,193	155,400,519
Preferred Stocks	3,430,066	—	—	3,430,066
Exchange-Traded Fund	660,400	—	—	660,400
Short-Term Investments
Affiliated Investment Company	556,987	—	—	556,987
Unaffiliated Investment Company	2,526,546	—	—	2,526,546
Total Short-Term Investments	3,083,533	—	—	3,083,533
Total Investments in Securities	$ 161,529,618	$ 871,707	$ 173,193	$ 162,574,518
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (28)	$ (28)
Right Sold Short	—	—	(2)	(2)
Warrants Sold Short	—	—	—	—
Total Investments in Securities Sold Short	$ —	$ —	$ (30)	$ (30)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 2,790,635	1.7%
Air Freight & Logistics	593,066	0.4
Airlines	653,775	0.4
Auto Components	615,371	0.4
Automobiles	4,353,081	2.7
Banks	20,538,327	12.6
Beverages	6,043,512	3.7
Biotechnology	2,531,429	1.6
Building Products	1,452,531	0.9
Capital Markets	2,070,409	1.2
Chemicals	2,352,346	1.5
Commercial Services & Supplies	228,392	0.1
Construction & Engineering	715,594	0.4
Construction Materials	186,569	0.1
Containers & Packaging	659,052	0.4
Diversified Telecommunication Services	4,270,954	2.7
Electric Utilities	1,838,818	1.1
Electrical Equipment	1,468,087	0.9
Electronic Equipment, Instruments & Components	3,565,540	2.3
Entertainment	631,473	0.4
Equity Real Estate Investment Trusts	1,563,495	1.0
Exchange-Traded Fund	660,400	0.4
Food & Staples Retailing	1,247,546	0.8
Gas Utilities	420,594	0.3
Health Care Equipment & Supplies	3,698,758	2.3
Health Care Providers & Services	252,993	0.1
Hotels, Restaurants & Leisure	2,281,006	1.5
Household Durables	1,834,868	1.1
Household Products	2,030,377	1.3
Independent Power and Renewable Electricity Producers	1,317,152	0.8
Industrial Conglomerates	1,074,593	0.7
Insurance	9,296,420	5.7
Interactive Media & Services	1,320,089	0.8
Internet & Direct Marketing Retail	325,925	0.2
IT Services	3,247,454	2.0
Life Sciences Tools & Services	2,085,496	1.4
Machinery	3,641,390	2.1
Media	1,268,886	0.7
Metals & Mining	6,624,663	4.1
Multi-Utilities	1,078,805	0.7
Oil, Gas & Consumable Fuels	10,106,587	6.2
Personal Products	3,838,791	2.4
Pharmaceuticals	10,195,688	6.3
	Value	Percent
Professional Services	$ 1,832,369	1.1%
Real Estate Management & Development	3,624,979	2.3
Road & Rail	1,415,827	0.8
Semiconductors & Semiconductor Equipment	9,531,015	5.9
Software	1,881,982	1.2
Technology Hardware, Storage & Peripherals	1,822,104	1.1
Textiles, Apparel & Luxury Goods	2,802,556	1.7
Tobacco	3,353,758	2.1
Trading Companies & Distributors	3,198,803	2.0
Transportation Infrastructure	75,405	0.0‡
Water Utilities	698,093	0.4
Wireless Telecommunication Services	2,283,157	1.4
	159,490,985	98.4
Short-Term Investments	3,083,533	1.9
Other Assets, Less Liabilities*	(562,139)	(0.3)
Net Assets	$162,012,379	100.0%

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of MainStay WMC International Research Equity Fund investments sold short by industry.
	Value	Percent
Airlines	$(28)	(0.0)%‡
Biotechnology	(2)	(0.0)‡
Energy Equipment & Services	—	(0.0)‡
	$(30)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $194,153,247) including securities on loan of $5,743,904	$ 162,017,531
Investment in affiliated investment companies, at value (identified cost $556,987)	556,987
Cash	18,239
Cash collateral on deposit for short positions	178,983
Due from custodian	56,705
Receivables:
Investment securities sold	5,096,664
Dividends	1,236,447
Fund shares sold	43,788
Securities lending	4,915
Other assets	21,762
Total assets	169,232,021
Liabilities
Investments sold short (proceeds $0)	30
Cash collateral received for securities on loan	2,526,546
Foreign currency due to custodian, at value	8,741
Payables:
Investment securities purchased	4,391,133
Fund shares redeemed	128,977
Manager (See Note 3)	79,415
Custodian	22,334
Shareholder communication	20,635
Transfer agent (See Note 3)	15,632
Professional fees	10,321
NYLIFE Distributors (See Note 3)	4,650
Trustees	43
Accrued expenses	11,185
Total liabilities	7,219,642
Net assets	$ 162,012,379
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,264
Additional paid-in-capital	294,995,043
295,022,307
Total distributable earnings (loss)	(133,009,928)
Net assets	$ 162,012,379
Class A
Net assets applicable to outstanding shares	$ 10,371,094
Shares of beneficial interest outstanding	1,757,054
Net asset value per share outstanding	$ 5.90
Maximum sales charge (5.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 6.24
Investor Class
Net assets applicable to outstanding shares	$ 1,623,824
Shares of beneficial interest outstanding	276,770
Net asset value per share outstanding	$ 5.87
Maximum sales charge (5.00% of offering price)	0.31
Maximum offering price per share outstanding	$ 6.18
Class C
Net assets applicable to outstanding shares	$ 2,458,291
Shares of beneficial interest outstanding	431,263
Net asset value and offering price per share outstanding	$ 5.70
Class I
Net assets applicable to outstanding shares	$147,559,170
Shares of beneficial interest outstanding	24,799,105
Net asset value and offering price per share outstanding	$ 5.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $519,915)	$ 5,387,016
Securities lending, net	63,054
Dividends-affiliated	5,913
Total income	5,455,983
Expenses
Manager (See Note 3)	1,455,087
Professional fees	97,096
Custodian	90,678
Transfer agent (See Note 3)	87,772
Distribution/Service—Class A (See Note 3)	32,394
Distribution/Service—Investor Class (See Note 3)	5,090
Distribution/Service—Class C (See Note 3)	38,654
Registration	62,203
Shareholder communication	9,194
Broker fees and charges on short sales	6,474
Trustees	3,566
Miscellaneous	21,630
Total expenses before waiver/reimbursement	1,909,838
Expense waiver/reimbursement from Manager (See Note 3)	(133,655)
Net expenses	1,776,183
Net investment income (loss)	3,679,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,266,688)
Foreign currency transactions	(159,005)
Net realized gain (loss)	(12,425,693)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(47,772,478)
Investments sold short	6
Translation of other assets and liabilities in foreign currencies	(129,308)
Net change in unrealized appreciation (depreciation)	(47,901,780)
Net realized and unrealized gain (loss)	(60,327,473)
Net increase (decrease) in net assets resulting from operations	$(56,647,673)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,679,800	$ 2,955,405
Net realized gain (loss)	(12,425,693)	53,813,718
Net change in unrealized appreciation (depreciation)	(47,901,780)	11,255,870
Net increase (decrease) in net assets resulting from operations	(56,647,673)	68,024,993
Distributions to shareholders:
Class A	(367,003)	(251,503)
Investor Class	(50,882)	(51,029)
Class C	(64,267)	(47,871)
Class I	(5,440,803)	(5,460,954)
Total distributions to shareholders	(5,922,955)	(5,811,357)
Capital share transactions:
Net proceeds from sales of shares	16,096,804	13,488,394
Net asset value of shares issued to shareholders in reinvestment of distributions	5,906,186	5,762,226
Cost of shares redeemed	(28,091,409)	(102,225,447)
Increase (decrease) in net assets derived from capital share transactions	(6,088,419)	(82,974,827)
Net increase (decrease) in net assets	(68,659,047)	(20,761,191)
Net Assets
Beginning of year	230,671,426	251,432,617
End of year	$162,012,379	$ 230,671,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.16	$ 6.40	$ 7.77	$ 7.93	$ 9.58
Net investment income (loss)	0.12(a)	0.09(a)	0.06(a)	0.15(a)	0.13
Net realized and unrealized gain (loss)	(2.18)	1.81	(0.70)	0.10	(1.63)
Total from investment operations	(2.06)	1.90	(0.64)	0.25	(1.50)
Less distributions:
From net investment income	(0.20)	(0.14)	(0.73)	(0.41)	(0.15)
Net asset value at end of year	$ 5.90	$ 8.16	$ 6.40	$ 7.77	$ 7.93
Total investment return (b)	(25.89)%	29.93%	(9.21)%	3.83%	(15.94)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.09%	0.89%	2.04%	1.37%
Net expenses (d)(e)	1.15%	1.31%	1.63%	1.75%	1.78%
Expenses (before waiver/reimbursement) (d)(e)	1.19%	1.31%	1.63%	1.75%	1.78%
Portfolio turnover rate	65%	117%	136%	182%	223%
Net assets at end of year (in 000’s)	$ 10,371	$ 15,492	$ 12,373	$ 19,557	$ 31,870

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.15%	0.00%(f)
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%
October 31, 2018	1.65%	0.13%

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.11	$ 6.36	$ 7.73	$ 7.90	$ 9.54
Net investment income (loss)	0.09(a)	0.05(a)	0.04(a)	0.15(a)	0.12
Net realized and unrealized gain (loss)	(2.16)	1.82	(0.70)	0.08	(1.62)
Total from investment operations	(2.07)	1.87	(0.66)	0.23	(1.50)
Less distributions:
From net investment income	(0.17)	(0.12)	(0.71)	(0.40)	(0.14)
Net asset value at end of year	$ 5.87	$ 8.11	$ 6.36	$ 7.73	$ 7.90
Total investment return (b)	(26.07)%	29.66%	(9.47)%	3.54%	(15.97)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	0.64%	0.66%	2.00%	1.29%
Net expenses (d)(e)	1.46%	1.63%	1.89%	1.93%	1.88%
Expenses (before waiver/reimbursement) (d)(e)	1.50%	1.63%	1.89%	1.93%	1.88%
Portfolio turnover rate	65%	117%	136%	182%	223%
Net assets at end of year (in 000's)	$ 1,624	$ 2,487	$ 2,731	$ 3,690	$ 3,407

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.46%	0.00%(f)
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%
October 31, 2018	1.75%	0.13%

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.87	$ 6.16	$ 7.49	$ 7.63	$ 9.23
Net investment income (loss)	0.04(a)	0.00‡(a)	(0.01)(a)	0.08(a)	0.05
Net realized and unrealized gain (loss)	(2.11)	1.76	(0.68)	0.10	(1.57)
Total from investment operations	(2.07)	1.76	(0.69)	0.18	(1.52)
Less distributions:
From net investment income	(0.10)	(0.05)	(0.64)	(0.32)	(0.08)
Net asset value at end of year	$ 5.70	$ 7.87	$ 6.16	$ 7.49	$ 7.63
Total investment return (b)	(26.65)%	28.66%	(10.16)%	2.81%	(16.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.01%	(0.22)%	1.14%	0.52%
Net expenses (c)(d)	2.21%	2.38%	2.64%	2.66%	2.62%
Expenses (before waiver/reimbursement) (c)(d)	2.25%	2.38%	2.64%	2.66%	2.62%
Portfolio turnover rate	65%	117%	136%	182%	223%
Net assets at end of year (in 000’s)	$ 2,458	$ 5,340	$ 6,229	$ 14,203	$ 27,699

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	2.21%	0.00%(e)
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%
October 31, 2018	2.49%	0.13%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.22	$ 6.45	$ 7.83	$ 8.00	$ 9.66
Net investment income (loss)	0.14(a)	0.10(a)	0.08(a)	0.17(a)	0.15
Net realized and unrealized gain (loss)	(2.19)	1.83	(0.71)	0.10	(1.64)
Total from investment operations	(2.05)	1.93	(0.63)	0.27	(1.49)
Less distributions:
From net investment income	(0.22)	(0.16)	(0.75)	(0.44)	(0.17)
Net asset value at end of year	$ 5.95	$ 8.22	$ 6.45	$ 7.83	$ 8.00
Total investment return (b)	(25.61)%	30.21%	(8.98)%	4.08%	(15.72)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.26%	1.19%	2.20%	1.63%
Net expenses (d)(e)	0.86%	1.06%	1.38%	1.50%	1.53%
Expenses (before waiver/reimbursement) (d)(e)	0.94%	1.08%	1.38%	1.50%	1.53%
Portfolio turnover rate	65%	117%	136%	182%	223%
Net assets at end of year (in 000’s)	$ 147,559	$ 207,352	$ 230,100	$ 281,279	$ 521,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	0.86%	0.00%(f)
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%
October 31, 2018	1.40%	0.13%

(f)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 28, 2007
Investor Class	February 28, 2008
Class C	September 28, 2007
Class I	September 28, 2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

26	MainStay WMC International Research Equity Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a
27

Notes to Financial Statements (continued)
manner as of October 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2022, are shown in the Portfolio of Investments.
Equity securities, including rights and warrants and exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still

28	MainStay WMC International Research Equity Fund

held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2022, the securities sold short are shown in the Portfolio of Investments.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement
29

Notes to Financial Statements (continued)
between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2022 are shown in the Portfolio of Investments.
(L) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of of average daily net assets of the Fund. During the year ended October 31, 2022, the effective management fee rate was 0.75%.
Effective March 21, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.18% of the Fund’s average daily net assets. This agreement will remain in effect until March 21, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
For the period February 28, 2021 through February 28, 2022, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for

30	MainStay WMC International Research Equity Fund

Class A shares do not exceed 1.85% of the Fund’s average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class I shares.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.86% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,455,087 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $133,655 and paid the Subadvisor fees in the amount of $589,794.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $1,567 and $275, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class and Class C shares during the year ended October 31, 2022, of $71 and $23, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 4,638	$—
Investor Class	7,055	—
Class C	13,357	—
Class I	62,722	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
31

Notes to Financial Statements (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$195,394,697	$5,701,582	$(38,521,791)	$(32,820,209)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,882,652	$(102,971,094)	$—	$(32,921,486)	$(133,009,928)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $102,971,094, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$98,745	$4,226
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$5,922,955	$5,811,357
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $124,639 and $132,222, respectively.

32	MainStay WMC International Research Equity Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Period ended October 31, 2022:
Shares sold	381,741	$ 2,732,536
Shares issued to shareholders in reinvestment of distributions	45,770	357,008
Shares redeemed	(579,197)	(3,997,262)
Net increase (decrease) in shares outstanding before conversion	(151,686)	(907,718)
Shares converted into Class A (See Note 1)	9,711	68,614
Net increase (decrease)	(141,975)	$ (839,104)
Year ended October 31, 2021:
Shares sold	406,996	$ 3,199,938
Shares issued to shareholders in reinvestment of distributions	33,548	240,873
Shares redeemed	(534,661)	(4,069,351)
Net increase (decrease) in shares outstanding before conversion	(94,117)	(628,540)
Shares converted into Class A (See Note 1)	59,430	466,438
Net increase (decrease)	(34,687)	$ (162,102)

Investor Class	Shares	Amount
Period ended October 31, 2022:
Shares sold	8,861	$ 61,330
Shares issued to shareholders in reinvestment of distributions	6,470	50,334
Shares redeemed	(39,740)	(266,279)
Net increase (decrease) in shares outstanding before conversion	(24,409)	(154,615)
Shares converted into Investor Class (See Note 1)	2,258	15,133
Shares converted from Investor Class (See Note 1)	(7,927)	(56,148)
Net increase (decrease)	(30,078)	$ (195,630)
Year ended October 31, 2021:
Shares sold	31,303	$ 242,991
Shares issued to shareholders in reinvestment of distributions	7,076	50,598
Shares redeemed	(106,038)	(809,982)
Net increase (decrease) in shares outstanding before conversion	(67,659)	(516,393)
Shares converted into Investor Class (See Note 1)	3,025	23,291
Shares converted from Investor Class (See Note 1)	(57,649)	(450,154)
Net increase (decrease)	(122,283)	$ (943,256)

Class C	Shares	Amount
Period ended October 31, 2022:
Shares sold	11,524	$ 79,421
Shares issued to shareholders in reinvestment of distributions	8,412	64,017
Shares redeemed	(263,222)	(1,734,461)
Net increase (decrease) in shares outstanding before conversion	(243,286)	(1,591,023)
Shares converted from Class C (See Note 1)	(4,187)	(27,599)
Net increase (decrease)	(247,473)	$ (1,618,622)
Year ended October 31, 2021:
Shares sold	6,639	$ 49,558
Shares issued to shareholders in reinvestment of distributions	6,756	47,223
Shares redeemed	(340,250)	(2,543,000)
Net increase (decrease) in shares outstanding before conversion	(326,855)	(2,446,219)
Shares converted from Class C (See Note 1)	(5,247)	(39,575)
Net increase (decrease)	(332,102)	$ (2,485,794)

Class I	Shares	Amount
Period ended October 31, 2022:
Shares sold	2,007,742	$ 13,223,517
Shares issued to shareholders in reinvestment of distributions	693,218	5,434,827
Shares redeemed	(3,122,136)	(22,093,407)
Net increase (decrease)	(421,176)	$ (3,435,063)
Year ended October 31, 2021:
Shares sold	1,286,350	$ 9,995,907
Shares issued to shareholders in reinvestment of distributions	751,182	5,423,532
Shares redeemed	(12,502,063)	(94,803,114)
Net increase (decrease)	(10,464,531)	$(79,383,675)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual
33

Notes to Financial Statements (continued)
issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay WMC International Research Equity Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC International Research Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
35

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $5,081,093 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 0.53% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2022:
•    the total amount of taxes credited to foreign countries was $480,686.
•    the total amount of income sourced from foreign countries was $3,851,951.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay WMC International Research Equity Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
38	MainStay WMC International Research Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013744.2MS229-22	MSWIRE11-12/22
(NYLIM) NL530

MainStay WMC Small Companies Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/2/2004	-18.64%	1.17%	6.97%	1.22%
		Excluding sales charges		-13.90	2.32	7.57	1.22
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-18.43	0.89	6.67	1.66
		Excluding sales charges		-14.13	2.04	7.28	1.66
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1/2/2004	-17.84	1.05	6.47	2.41
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-14.81	1.27	6.47	2.41
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	-15.34	1.29	6.48	2.41
	if Redeemed Within One Year of Purchase	Excluding sales charges		-14.74	1.29	6.48	2.41
Class I Shares	No Sales Charge		1/12/1987	-13.71	2.57	7.84	0.97
Class R1 Shares	No Sales Charge		7/31/2012	-13.80	2.46	7.73	1.07
Class R2 Shares	No Sales Charge		7/31/2012	-14.01	2.21	7.47	1.32
Class R3 Shares	No Sales Charge		2/29/2016	-14.22	1.95	5.93	1.57

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 2000® Index[1]	-18.54%	5.56%	9.93%
Morningstar Small Blend Category Average[2]	-13.81	5.22	9.16

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$949.20	$ 6.19	$1,018.85	$ 6.41	1.26%
Investor Class Shares	$1,000.00	$948.00	$ 7.46	$1,017.54	$ 7.73	1.52%
Class B Shares	$1,000.00	$944.30	$11.12	$1,013.76	$11.52	2.27%
Class C Shares	$1,000.00	$944.30	$11.12	$1,013.76	$11.52	2.27%
Class I Shares	$1,000.00	$950.00	$ 4.96	$1,020.11	$ 5.14	1.01%
Class R1 Shares	$1,000.00	$949.60	$ 5.45	$1,019.61	$ 5.65	1.11%
Class R2 Shares	$1,000.00	$948.40	$ 6.68	$1,018.35	$ 6.92	1.36%
Class R3 Shares	$1,000.00	$947.20	$ 7.90	$1,017.09	$ 8.19	1.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Banks	9.3%
Biotechnology	7.8
Software	6.0
Energy Equipment & Services	5.9
Thrifts & Mortgage Finance	5.3
Health Care Equipment & Supplies	4.5
Chemicals	4.3
Metals & Mining	4.2
Exchange–Traded Fund	3.8
Trading Companies & Distributors	3.6
Equity Real Estate Investment Trusts	3.5
Consumer Finance	3.4
Pharmaceuticals	2.7
Real Estate Management & Development	2.7
Marine	2.3
Health Care Providers & Services	2.2
Professional Services	2.2
Building Products	2.1
Gas Utilities	2.1
Household Durables	1.8%
Auto Components	1.7
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.6
Semiconductors & Semiconductor Equipment	1.6
Electronic Equipment, Instruments & Components	1.6
Food Products	1.5
Commercial Services & Supplies	1.4
Construction & Engineering	1.4
IT Services	1.4
Media	1.3
Capital Markets	1.1
Technology Hardware, Storage & Peripherals	1.0
Airlines	0.9
Life Sciences Tools & Services	0.7
Short–Term Investments	5.1
Other Assets, Less Liabilities	–3.7
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	iShares Russell 2000 ETF
2.	Nabors Industries Ltd.
3.	Kirby Corp.
4.	AMN Healthcare Services, Inc.
5.	Insperity, Inc.
6.	New Jersey Resources Corp.
7.	Liberty Energy, Inc., Class A
8.	Enova International, Inc.
9.	Livent Corp.
10.	Lantheus Holdings, Inc.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Peter W. Carpi, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay WMC Small Companies Fund returned −13.71%, outperforming the −18.54% return of the Fund’s benchmark, the Russell 2000® Index (the “Index”). Over the same period, Class I shares also outperformed the −13.81% return of the Morningstar Small Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index due primarily to positive security selection. Sector allocation, a result of our bottom-up stock selection process, did not have a meaningful impact on relative returns. The Fund’s underweight exposure to communication services aided returns, but this was partially offset by an underweight to energy.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest contributions to the Fund’s performance relative to the Index came from stock selection in the health care, industrials and materials sectors. (Contributions take weightings and total returns into account.) Conversely, the energy, real estate and consumer staples sectors detracted most significantly from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks making the strongest contributions to the Fund’s absolute performance included Lantheus Holdings and Myovant Sciences. Shares of Lantheus, a producer of diagnostic and therapeutic products enhanced by artificial intelligence, rose after the company reported impressive first quarter 2022 results. Strong revenue growth was led by sales of prostate cancer imaging agent Plyarify and its U.S. Food and Drug Administration (FDA)-approved artificial intelligence software, Plyarify AI. Management also raised 2022 revenue guidance. Shares of biotechnology company Myovant Sciences traded higher after the company reported solid fiscal first quarter 2022 results, driven by key drugs Orgovyx and Myfembree. In August, the FDA granted Myovant Sciences, and its partner Pfizer, approval for Myfembree, a once-daily treatment to manage moderate-to-severe pain linked with endometriosis in premenopausal women. Both positions were still held in the Fund at the end of the reporting period.
The most significant detractors from absolute performance were Codexis and FARO Technologies. Shares in Codexis, a California based protein engineering company that develops enzymes for pharmaceutical, food and medical applications, declined after the company announced underwhelming financial results and management lowered full-year 2022 revenue guidance. The guidance revision was prompted by lower-than-expected product revenues from Pfizer and lower-than-anticipated research & development revenue from new partnerships. Shares in FARO, a global leader in 3D measurement and imaging solutions, fell when first quarter 2022 revenues came in below market expectations due to logistic headwinds in China. Management also provided lower guidance, citing ongoing supply-chain shortages. Both positions were still held in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in LL Flooring, a hardwood floor and exotic wood products retailer, and Century Communities, a home building and construction company. During the same period, the Fund eliminated its positions in Veritone, an artificial intelligence technology and services provider, and Gentherm, a thermal management technology company.
How did the Fund’s sector weightings change during the reporting period?
The Fund seeks to keep sector and industry exposures close to those of the Index so that stock selection drives returns. Accordingly, changes in sector and industry exposures tend to be modest. The largest increases in active weight during the reporting period were in the health care, materials and energy sectors, while the largest decrease was in the industrials sector.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund’s largest overweight exposures relative to the Index were in the materials and financials sectors. As of the same date, the Fund’s most significantly underweight exposures were in the consumer discretionary and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 94.6%
Airlines 0.9%
Sun Country Airlines Holdings, Inc. (a)	187,625	$ 3,054,535
Auto Components 1.7%
Dana, Inc.	353,191	5,636,928
Banks 9.3%
Banner Corp.	52,953	3,958,237
First Foundation, Inc.	129,858	2,072,534
OFG Bancorp	150,063	4,183,756
Old National Bancorp	291,553	5,702,777
Stellar Bancorp, Inc.	152,939	5,022,517
United Community Banks, Inc.	135,999	5,235,961
Veritex Holdings, Inc.	140,071	4,423,442
		30,599,224
Biotechnology 7.8%
ACADIA Pharmaceuticals, Inc. (a)	221,830	3,555,935
Celldex Therapeutics, Inc. (a)	129,143	4,536,793
Cytokinetics, Inc. (a)	67,655	2,953,817
Iovance Biotherapeutics, Inc. (a)	230,286	2,150,871
Kymera Therapeutics, Inc. (a)	138,276	4,195,294
Myovant Sciences Ltd. (a)	182,301	4,874,729
Sage Therapeutics, Inc. (a)	87,210	3,284,329
		25,551,768
Building Products 2.1%
Apogee Enterprises, Inc.	96,473	4,426,181
Insteel Industries, Inc.	97,982	2,581,826
		7,008,007
Capital Markets 1.1%
Hamilton Lane, Inc., Class A	58,144	3,478,174
Chemicals 4.3%
Livent Corp. (a)	199,725	6,305,318
Minerals Technologies, Inc.	53,564	2,946,556
Quaker Chemical Corp.	29,144	4,739,980
		13,991,854
Commercial Services & Supplies 1.4%
Interface, Inc.	412,577	4,666,246
Construction & Engineering 1.4%
Badger Infrastructure Solutions Ltd.	220,555	4,659,282
	Shares	Value

Consumer Finance 3.4%
Enova International, Inc. (a)	178,036	$ 6,674,570
PRA Group, Inc. (a)	134,308	4,499,318
		11,173,888
Electronic Equipment, Instruments & Components 1.6%
FARO Technologies, Inc. (a)	173,456	5,066,650
Energy Equipment & Services 5.7%
Liberty Energy, Inc., Class A (a)	408,570	6,908,919
Nabors Industries Ltd. (a)	40,632	7,071,187
Patterson-UTI Energy, Inc.	270,229	4,769,542
		18,749,648
Equity Real Estate Investment Trusts 3.5%
Piedmont Office Realty Trust, Inc., Class A	321,646	3,361,201
Uniti Group, Inc.	635,485	4,931,363
Veris Residential, Inc. (a)	205,894	3,259,302
		11,551,866
Food Products 1.5%
Calavo Growers, Inc.	145,783	5,042,634
Gas Utilities 2.1%
New Jersey Resources Corp.	156,647	6,992,722
Health Care Equipment & Supplies 4.5%
Artivion, Inc. (a)	301,883	3,369,014
Lantheus Holdings, Inc. (a)	84,855	6,278,422
SI-BONE, Inc. (a)	264,712	5,146,001
		14,793,437
Health Care Providers & Services 2.2%
AMN Healthcare Services, Inc. (a)	57,904	7,266,952
Hotels, Restaurants & Leisure 1.7%
Hilton Grand Vacations, Inc. (a)	141,464	5,551,047
Household Durables 1.8%
Skyline Champion Corp. (a)	100,962	5,876,998
IT Services 1.4%
I3 Verticals, Inc., Class A (a)	212,215	4,617,798
Life Sciences Tools & Services 0.7%
Codexis, Inc. (a)	426,876	2,399,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Small Companies Fund

	Shares	Value
Common Stocks (continued)
Marine 2.3%
Kirby Corp. (a)	105,828	$ 7,381,503
Media 1.3%
Magnite, Inc. (a)	569,991	4,155,234
Metals & Mining 4.2%
Carpenter Technology Corp.	133,319	4,986,130
Materion Corp.	55,425	4,750,477
MP Materials Corp. (a)	134,516	4,040,861
		13,777,468
Pharmaceuticals 2.7%
Aclaris Therapeutics, Inc. (a)	188,700	2,945,607
Arvinas, Inc. (a)	60,330	2,999,004
Pacira BioSciences, Inc. (a)	58,560	3,031,066
		8,975,677
Professional Services 2.2%
Insperity, Inc.	59,406	7,011,096
Real Estate Management & Development 2.7%
Marcus & Millichap, Inc.	134,048	4,938,328
Tricon Residential, Inc.	450,685	3,799,275
		8,737,603
Semiconductors & Semiconductor Equipment 1.6%
Tower Semiconductor Ltd. (a)	122,325	5,230,617
Software 6.0%
Agilysys, Inc. (a)	92,960	5,965,243
Box, Inc., Class A (a)	164,622	4,782,269
Cerence, Inc. (a)	181,367	3,119,513
Consensus Cloud Solutions, Inc. (a)	99,921	5,609,565
		19,476,590
Specialty Retail 1.6%
Monro, Inc.	111,370	5,317,918
Technology Hardware, Storage & Peripherals 1.0%
Stratasys Ltd. (a)	229,037	3,314,165
Thrifts & Mortgage Finance 5.3%
Federal Agricultural Mortgage Corp., Class C	38,589	4,445,453
MGIC Investment Corp.	330,871	4,516,389
NMI Holdings, Inc., Class A (a)	222,246	4,873,855
	Shares	Value

Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	75,357	$ 3,508,622
		17,344,319
Trading Companies & Distributors 3.6%
Boise Cascade Co.	87,717	5,856,864
MRC Global, Inc. (a)	582,781	5,845,294
		11,702,158
Total Common Stocks (Cost $331,545,206)		310,153,049
Exchange-Traded Fund 3.8%
iShares Russell 2000 ETF (b)	68,774	12,608,337
Total Exchange-Traded Fund (Cost $12,263,300)		12,608,337

	Number of Warrants
Warrants 0.2%
Energy Equipment & Services 0.2%
Nabors Industries Ltd.
Expires 6/11/26 (a)	20,384	551,795
Total Warrants (Cost $5,002)		551,795

	Shares
Short-Term Investments 5.1%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	4,059,082	4,059,082
Unaffiliated Investment Companies 3.9%
Invesco Government & Agency Portfolio, 3.163% (c)(d)	10,860,619	10,860,619
State Street Institutional U.S. Government Money Market Fund, 3.064% (c)(d)	2,000,000	2,000,000
Total Unaffiliated Investment Companies (Cost $12,860,619)		12,860,619
Total Short-Term Investments (Cost $16,919,701)		16,919,701
Total Investments (Cost $360,733,209)	103.7%	340,232,882
Other Assets, Less Liabilities	(3.7)	(12,233,055)
Net Assets	100.0%	$ 327,999,827

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $12,608,154. The Fund received cash collateral with a value of $12,860,619. (See Note 2(G))
(c)	Current yield as of October 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 15,834	$ 97,019	$ (108,794)	$ —	$ —	$ 4,059	$ 19	$ —	4,059

Abbreviation(s):
ETF—Exchange-Traded Fund
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 310,153,049	$ —	$ —	$ 310,153,049
Exchange-Traded Fund	12,608,337	—	—	12,608,337
Warrants	551,795	—	—	551,795
Short-Term Investments
Affiliated Investment Company	4,059,082	—	—	4,059,082
Unaffiliated Investment Companies	12,860,619	—	—	12,860,619
Total Short-Term Investments	16,919,701	—	—	16,919,701
Total Investments in Securities	$ 340,232,882	$ —	$ —	$ 340,232,882

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $356,674,127) including securities on loan of $12,608,154	$336,173,800
Investment in affiliated investment companies, at value (identified cost $4,059,082)	4,059,082
Cash	32,436
Receivables:
Investment securities sold	2,145,735
Dividends	78,935
Fund shares sold	76,164
Securities lending	3,466
Other assets	36,755
Total assets	342,606,373
Liabilities
Cash collateral received for securities on loan	12,860,619
Payables:
Investment securities purchased	1,288,187
Manager (See Note 3)	205,339
Transfer agent (See Note 3)	80,262
Fund shares redeemed	57,347
Shareholder communication	55,664
NYLIFE Distributors (See Note 3)	37,823
Professional fees	10,696
Custodian	9,375
Accrued expenses	1,234
Total liabilities	14,606,546
Net assets	$327,999,827
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,157
Additional paid-in-capital	369,392,792
369,407,949
Total distributable earnings (loss)	(41,408,122)
Net assets	$327,999,827
Class A
Net assets applicable to outstanding shares	$135,890,384
Shares of beneficial interest outstanding	6,373,947
Net asset value per share outstanding	$ 21.32
Maximum sales charge (5.50% of offering price)	1.24
Maximum offering price per share outstanding	$ 22.56
Investor Class
Net assets applicable to outstanding shares	$ 35,984,823
Shares of beneficial interest outstanding	1,747,135
Net asset value per share outstanding	$ 20.60
Maximum sales charge (5.00% of offering price)	1.08
Maximum offering price per share outstanding	$ 21.68
Class B
Net assets applicable to outstanding shares	$ 2,036,214
Shares of beneficial interest outstanding	123,671
Net asset value and offering price per share outstanding	$ 16.46
Class C
Net assets applicable to outstanding shares	$ 2,415,209
Shares of beneficial interest outstanding	146,764
Net asset value and offering price per share outstanding	$ 16.46
Class I
Net assets applicable to outstanding shares	$151,034,543
Shares of beneficial interest outstanding	6,735,062
Net asset value and offering price per share outstanding	$ 22.43
Class R1
Net assets applicable to outstanding shares	$ 54,864
Shares of beneficial interest outstanding	2,465
Net asset value and offering price per share outstanding	$ 22.26
Class R2
Net assets applicable to outstanding shares	$ 107,818
Shares of beneficial interest outstanding	5,104
Net asset value and offering price per share outstanding	$ 21.12
Class R3
Net assets applicable to outstanding shares	$ 475,972
Shares of beneficial interest outstanding	22,857
Net asset value and offering price per share outstanding	$ 20.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $443,203)	$ 9,911,677
Securities lending, net	93,293
Dividends-affiliated	18,704
Total income	10,023,674
Expenses
Manager (See Note 3)	2,780,978
Distribution/Service—Class A (See Note 3)	384,215
Distribution/Service—Investor Class (See Note 3)	99,024
Distribution/Service—Class B (See Note 3)	28,703
Distribution/Service—Class C (See Note 3)	31,753
Distribution/Service—Class R2 (See Note 3)	290
Distribution/Service—Class R3 (See Note 3)	2,358
Transfer agent (See Note 3)	450,652
Registration	105,627
Professional fees	83,312
Shareholder communication	10,233
Custodian	9,507
Trustees	7,141
Shareholder service (See Note 3)	646
Miscellaneous	112,372
Total expenses before waiver/reimbursement	4,106,811
Expense waiver/reimbursement from Manager (See Note 3)	(38,106)
Net expenses	4,068,705
Net investment income (loss)	5,954,969
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(26,177,340)
Foreign currency transactions	6,716
Net realized gain (loss)	(26,170,624)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(31,631,370)
Translation of other assets and liabilities in foreign currencies	(81)
Net change in unrealized appreciation (depreciation)	(31,631,451)
Net realized and unrealized gain (loss)	(57,802,075)
Net increase (decrease) in net assets resulting from operations	$(51,847,106)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,954,969	$ (1,007,002)
Net realized gain (loss)	(26,170,624)	134,212,588
Net change in unrealized appreciation (depreciation)	(31,631,451)	(7,251,538)
Net increase (decrease) in net assets resulting from operations	(51,847,106)	125,954,048
Distributions to shareholders:
Class A	(42,316,711)	—
Investor Class	(11,028,249)	—
Class B	(1,147,348)	—
Class C	(1,158,831)	—
Class I	(37,368,289)	—
Class R1	(14,689)	—
Class R2	(30,236)	—
Class R3	(118,773)	—
Total distributions to shareholders	(93,183,126)	—
Capital share transactions:
Net proceeds from sales of shares	51,298,006	67,294,645
Net asset value of shares issued to shareholders in reinvestment of distributions	91,619,894	—
Cost of shares redeemed	(71,828,689)	(83,496,240)
Increase (decrease) in net assets derived from capital share transactions	71,089,211	(16,201,595)
Net increase (decrease) in net assets	(73,941,021)	109,752,453
Net Assets
Beginning of year	401,940,848	292,188,395
End of year	$327,999,827	$401,940,848
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 32.63	$ 22.62	$ 24.59	$ 28.34	$ 31.91
Net investment income (loss) (a)	0.39	(0.10)	(0.07)	0.07	0.06
Net realized and unrealized gain (loss)	(3.93)	10.11	(1.83)	0.24	(0.98)
Total from investment operations	(3.54)	10.01	(1.90)	0.31	(0.92)
Less distributions:
From net investment income	—	—	(0.05)	(0.05)	—
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	(0.02)	—	—
Total distributions	(7.77)	—	(0.07)	(4.06)	(2.65)
Net asset value at end of year	$ 21.32	$ 32.63	$ 22.62	$ 24.59	$ 28.34
Total investment return (b)	(13.90)%	44.25%	(7.76)%	1.41%	(3.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	(0.32)%	(0.30)%	0.27%	0.19%
Net expenses (c)	1.23%	1.21%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement)	1.23%(c)	1.22%(c)	1.25%	1.25%	1.23%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 135,890	$ 178,454	$ 115,403	$ 141,548	$ 155,636

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 31.86	$ 22.14	$ 24.07	$ 27.85	$ 31.48
Net investment income (loss) (a)	0.32	(0.17)	(0.13)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(3.81)	9.89	(1.80)	0.24	(0.96)
Total from investment operations	(3.49)	9.72	(1.93)	0.23	(0.98)
Less distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(7.77)	—	(0.00)‡	(4.01)	(2.65)
Net asset value at end of year	$ 20.60	$ 31.86	$ 22.14	$ 24.07	$ 27.85
Total investment return (b)	(14.13)%	43.90%	(8.02)%	1.09%	(3.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	(0.57)%	(0.57)%	(0.05)%	(0.06)%
Net expenses (c)	1.50%	1.49%	1.52%	1.55%	1.49%
Expenses (before waiver/reimbursement) (c)	1.58%	1.66%	1.70%	1.64%	1.56%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000's)	$ 35,985	$ 45,382	$ 41,547	$ 49,342	$ 48,569

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 27.20	$ 19.04	$ 20.86	$ 24.83	$ 28.54
Net investment income (loss) (a)	0.15	(0.34)	(0.25)	(0.16)	(0.22)
Net realized and unrealized gain (loss)	(3.12)	8.50	(1.57)	0.20	(0.84)
Total from investment operations	(2.97)	8.16	(1.82)	0.04	(1.06)
Less distributions:
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of year	$ 16.46	$ 27.20	$ 19.04	$ 20.86	$ 24.83
Total investment return (b)	(14.81)%	42.86%	(8.72)%	0.35%	(4.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	(1.31)%	(1.30)%	(0.74)%	(0.80)%
Net expenses (c)	2.24%	2.24%	2.27%	2.30%	2.24%
Expenses (before waiver/reimbursement) (c)	2.33%	2.41%	2.45%	2.39%	2.31%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 2,036	$ 4,021	$ 4,447	$ 7,442	$ 10,698

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 27.19	$ 19.03	$ 20.84	$ 24.81	$ 28.52
Net investment income (loss) (a)	0.15	(0.34)	(0.25)	(0.13)	(0.22)
Net realized and unrealized gain (loss)	(3.11)	8.50	(1.56)	0.17	(0.84)
Total from investment operations	(2.96)	8.16	(1.81)	0.04	(1.06)
Less distributions:
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of year	$ 16.46	$ 27.19	$ 19.03	$ 20.84	$ 24.81
Total investment return (b)	(14.74)%	42.88%(c)	(8.69)%	0.35%	(4.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	(1.32)%	(1.30)%	(0.60)%	(0.81)%
Net expenses (d)	2.24%	2.24%	2.27%	2.30%	2.24%
Expenses (before waiver/reimbursement) (d)	2.33%	2.41%	2.45%	2.39%	2.31%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 2,415	$ 4,129	$ 3,201	$ 5,469	$ 14,156

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 33.85	$ 23.40	$ 25.44	$ 29.19	$ 32.72
Net investment income (loss) (a)	0.45	(0.02)	(0.01)	0.17	0.14
Net realized and unrealized gain (loss)	(4.10)	10.47	(1.90)	0.22	(1.02)
Total from investment operations	(3.65)	10.45	(1.91)	0.39	(0.88)
Less distributions:
From net investment income	—	—	(0.09)	(0.13)	—
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	(0.04)	—	—
Total distributions	(7.77)	—	(0.13)	(4.14)	(2.65)
Net asset value at end of year	$ 22.43	$ 33.85	$ 23.40	$ 25.44	$ 29.19
Total investment return (b)	(13.71)%	44.66%	(7.55)%	1.67%	(3.26)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	(0.05)%	(0.06)%	0.66%	0.45%
Net expenses (c)	0.98%	0.96%	1.00%	1.00%	0.98%
Expenses (before waiver/reimbursement)	0.98%(c)	0.97%(c)	1.00%	1.00%	0.98%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 151,035	$ 169,281	$ 127,115	$ 146,525	$ 306,746

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 33.69	$ 23.31	$ 25.34	$ 29.09	$ 32.65
Net investment income (loss) (a)	0.43	(0.05)	(0.04)	0.10	0.12
Net realized and unrealized gain (loss)	(4.09)	10.43	(1.88)	0.26	(1.03)
Total from investment operations	(3.66)	10.38	(1.92)	0.36	(0.91)
Less distributions:
From net investment income	—	—	(0.08)	(0.10)	—
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	(0.03)	—	—
Total distributions	(7.77)	—	(0.11)	(4.11)	(2.65)
Net asset value at end of year	$ 22.26	$ 33.69	$ 23.31	$ 25.34	$ 29.09
Total investment return (b)	(13.80)%	44.53%(c)	(7.62)%	1.57%	(3.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	(0.16)%	(0.18)%	0.41%	0.38%
Net expenses (d)	1.08%	1.06%	1.10%	1.10%	1.08%
Expenses (before waiver/reimbursement)	1.08%(d)	1.07%(d)	1.10%	1.10%	1.08%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 55	$ 64	$ 44	$ 65	$ 63

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 32.43	$ 22.50	$ 24.47	$ 28.21	$ 31.81
Net investment income (loss) (a)	0.35	(0.13)	(0.09)	0.04	0.03
Net realized and unrealized gain (loss)	(3.89)	10.06	(1.83)	0.25	(0.98)
Total from investment operations	(3.54)	9.93	(1.92)	0.29	(0.95)
Less distributions:
From net investment income	—	—	(0.04)	(0.02)	—
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	(0.01)	—	—
Total distributions	(7.77)	—	(0.05)	(4.03)	(2.65)
Net asset value at end of year	$ 21.12	$ 32.43	$ 22.50	$ 24.47	$ 28.21
Total investment return (b)	(14.01)%	44.13%	(7.84)%	1.30%	(3.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	(0.41)%	(0.40)%	0.18%	0.09%
Net expenses (c)	1.33%	1.31%	1.35%	1.35%	1.33%
Expenses (before waiver/reimbursement)	1.33%(c)	1.32%(c)	1.35%	1.35%	1.33%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 108	$ 126	$ 88	$ 111	$ 137

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 32.14	$ 22.35	$ 24.32	$ 28.11	$ 31.78
Net investment income (loss) (a)	0.27	(0.20)	(0.15)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(3.82)	9.99	(1.82)	0.26	(0.97)
Total from investment operations	(3.55)	9.79	(1.97)	0.22	(1.02)
Less distributions:
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of year	$ 20.82	$ 32.14	$ 22.35	$ 24.32	$ 28.11
Total investment return (b)	(14.22)%	43.80%	(8.10)%	1.04%	(3.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	(0.66)%	(0.67)%	(0.15)%	(0.15)%
Net expenses (c)	1.58%	1.56%	1.60%	1.60%	1.58%
Expenses (before waiver/reimbursement)	1.58%(c)	1.57%(c)	1.60%	1.60%	1.58%
Portfolio turnover rate	75%	108%	208%	205%	92%
Net assets at end of year (in 000’s)	$ 476	$ 484	$ 343	$ 342	$ 204

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1	July 31, 2012
Class R2	July 31, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing

20	MainStay WMC Small Companies Fund

quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
21

Notes to Financial Statements (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

22	MainStay WMC Small Companies Fund

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2022 are shown in the Portfolio of Investments.
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended October 31, 2022, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $2,780,978 and waived fees
23

Notes to Financial Statements (continued)
and/or reimbursed expenses in the amount of $38,106 and paid the Subadvisor fees in the amount of $1,303,634.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 58
Class R2	116
Class R3	472
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $12,698 and $5,175, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the year ended October 31, 2022, of $421 and $547, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$128,373	$ —
Investor Class	171,317	(32,808)
Class B	12,594	(2,536)
Class C	13,848	(2,762)
Class I	123,977	—
Class R1	49	—
Class R2	97	—
Class R3	397	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's

24	MainStay WMC Small Companies Fund

prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$54,864	100.0%
Class R2	53,458	49.6
Class R3	36,725	7.7
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$363,207,740	$34,645,457	$(57,620,315)	$(22,974,858)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,211,129	$(24,644,319)	$—	$(22,974,932)	$(41,408,122)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$94,258	$(94,258)
The reclassifications for the Fund are primarily due to excise taxes paid.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $24,644,319, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$19,057	$5,587
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$66,488,654	$—
Long-Term Capital Gains	26,694,472	—
Total	$93,183,126	$—
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
25

Notes to Financial Statements (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $258,894 and $266,145, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2022, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$2,538	$282
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	329,365	$ 7,991,655
Shares issued to shareholders in reinvestment of distributions	1,699,563	41,588,303
Shares redeemed	(1,217,496)	(28,241,658)
Net increase (decrease) in shares outstanding before conversion	811,432	21,338,300
Shares converted into Class A (See Note 1)	94,728	2,285,527
Shares converted from Class A (See Note 1)	(458)	(11,247)
Net increase (decrease)	905,702	$ 23,612,580
Year ended October 31, 2021:
Shares sold	730,189	$ 23,097,708
Shares redeemed	(813,539)	(25,189,750)
Net increase (decrease) in shares outstanding before conversion	(83,350)	(2,092,042)
Shares converted into Class A (See Note 1)	448,765	13,503,930
Net increase (decrease)	365,415	$ 11,411,888

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	45,425	$ 1,037,118
Shares issued to shareholders in reinvestment of distributions	464,342	11,004,918
Shares redeemed	(145,837)	(3,241,545)
Net increase (decrease) in shares outstanding before conversion	363,930	8,800,491
Shares converted into Investor Class (See Note 1)	26,892	591,576
Shares converted from Investor Class (See Note 1)	(68,134)	(1,626,377)
Net increase (decrease)	322,688	$ 7,765,690
Year ended October 31, 2021:
Shares sold	84,193	$ 2,560,266
Shares redeemed	(138,670)	(4,154,362)
Net increase (decrease) in shares outstanding before conversion	(54,477)	(1,594,096)
Shares converted into Investor Class (See Note 1)	24,690	770,932
Shares converted from Investor Class (See Note 1)	(422,445)	(12,397,422)
Net increase (decrease)	(452,232)	$(13,220,586)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,500	$ 70,421
Shares issued to shareholders in reinvestment of distributions	58,503	1,115,648
Shares redeemed	(28,537)	(518,983)
Net increase (decrease) in shares outstanding before conversion	33,466	667,086
Shares converted from Class B (See Note 1)	(57,645)	(1,020,393)
Net increase (decrease)	(24,179)	$ (353,307)
Year ended October 31, 2021:
Shares sold	2,966	$ 78,338
Shares redeemed	(38,233)	(988,697)
Net increase (decrease) in shares outstanding before conversion	(35,267)	(910,359)
Shares converted from Class B (See Note 1)	(50,437)	(1,310,156)
Net increase (decrease)	(85,704)	$ (2,220,515)

26	MainStay WMC Small Companies Fund

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	8,614	$ 157,446
Shares issued to shareholders in reinvestment of distributions	60,799	1,158,831
Shares redeemed	(61,647)	(1,096,860)
Net increase (decrease) in shares outstanding before conversion	7,766	219,417
Shares converted from Class C (See Note 1)	(12,898)	(230,333)
Net increase (decrease)	(5,132)	$ (10,916)
Year ended October 31, 2021:
Shares sold	56,965	$ 1,519,582
Shares redeemed	(52,522)	(1,363,627)
Net increase (decrease) in shares outstanding before conversion	4,443	155,955
Shares converted from Class C (See Note 1)	(20,761)	(567,284)
Net increase (decrease)	(16,318)	$ (411,329)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,799,769	$ 41,934,850
Shares issued to shareholders in reinvestment of distributions	1,424,883	36,590,999
Shares redeemed	(1,490,542)	(38,692,716)
Net increase (decrease) in shares outstanding before conversion	1,734,110	39,833,133
Shares converted into Class I (See Note 1)	436	11,247
Net increase (decrease)	1,734,546	$ 39,844,380
Year ended October 31, 2021:
Shares sold	1,202,922	$ 39,955,155
Shares redeemed	(1,634,487)	(51,701,876)
Net increase (decrease)	(431,565)	$(11,746,721)

Class R1(a)	Shares	Amount
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	576	$ 14,689
Net increase (decrease)	576	$ 14,689

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	135	$ 3,044
Shares issued to shareholders in reinvestment of distributions	1,246	30,236
Shares redeemed	(160)	(3,306)
Net increase (decrease)	1,221	$ 29,974
Year ended October 31, 2021:
Shares sold	91	$ 2,791
Shares redeemed	(98)	(3,048)
Net increase (decrease)	(7)	$ (257)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,588	$ 103,472
Shares issued to shareholders in reinvestment of distributions	4,849	116,270
Shares redeemed	(1,630)	(33,621)
Net increase (decrease)	7,807	$ 186,121
Year ended October 31, 2021:
Shares sold	2,677	$ 80,805
Shares redeemed	(2,977)	(94,880)
Net increase (decrease)	(300)	$ (14,075)

(a)	No activity during the period ended October 31, 2021.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Small Companies Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
28	MainStay WMC Small Companies Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $26,704,474 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $2,168,696 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 3.29% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay WMC Small Companies Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay WMC Small Companies Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013935.2MS229-22	MSWSC11-12/22
(NYLIM) NL531

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2022 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,286,050.

The aggregate fees billed for the fiscal year ended October 31, 2021 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,290,400.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2022, and (ii) $0 for the fiscal year ended October 31, 2021.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2022, and (ii) $0 during the fiscal year ended October 31, 2021.These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2022, and (ii) $0 during the fiscal year ended

October 31, 2021.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2022 and October 31, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $193,405 for the fiscal year ended October 31, 2022; and (ii) $78,500 for the fiscal year ended October 31, 2021.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 6, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 6, 2023